Filed pursuant to Rule 497(b)
File No.: 333-175658

Important Information for

Nuveen High Yield Bond Fund Shareholders

At a Special Meeting of shareholders of Nuveen High Yield Bond Fund (the “Acquired Fund”), a series of Nuveen Investment Trust III (the “Trust”), you will be asked to vote upon an important change affecting your fund. The purpose of the Special Meeting is to allow you to vote on a reorganization of your fund into Nuveen High Income Bond Fund (the “Acquiring Fund”). If the reorganization is approved and completed, you will become a shareholder of the Acquiring Fund. The Acquired Fund and the Acquiring Fund are collectively referred to herein as the “Funds.”

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided the following brief overview of the issue to be voted on.

Q.	Why am I receiving this Proxy Statement/Prospectus?

A.	In December of 2010, Nuveen Investments, Inc. and certain of its affiliates (“Nuveen”) completed a strategic combination with U.S. Bank National Association and its wholly-owned subsidiary, FAF Advisors, Inc., the investment adviser to the First American Funds. Pursuant to this transaction, Nuveen acquired a portion of the investment advisory business of FAF Advisors, Inc., including assets related to the non-money market open-end funds in the First American family of funds. Effective January 1, 2011, these former First American Funds became part of the Nuveen family of funds and were re-branded as Nuveen Funds. As part of its efforts to integrate the portfolio management teams and investment products it offers following the closing of the transaction, Nuveen has recommended a number of reorganizations between funds with similar investment objectives and policies. The reorganization of the Acquired Fund into the Acquiring Fund has been proposed as part of this initiative.

Q.	What advantages will the reorganization produce for Acquired Fund shareholders?

A.	The investment adviser and the Board of Trustees of the Trust (the “Board”) believe that shareholders of the Acquired Fund will benefit from operational efficiencies and economies of scale that are expected to arise as a result of the larger net asset size, and expected continued growth in net assets, of the Acquiring Fund following the reorganization. These operational efficiencies and economies of scale, together with fee reductions and caps resulting from the reorganization (described in further detail below), are expected to result in lower gross and net expenses for all shareholders.

Q.	What are the similarities between the investment policies of the Funds?

A.	The investment objective of the Acquired Fund is to maximize total return by investing in a diversified portfolio of high yield debt securities, while the investment objective of the Acquiring Fund is to provide investors with a high level of current income. However, each Fund has substantially similar principal investment strategies and risks. Under normal circumstances, each Fund invests at least 80% of its net assets in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality. While there are differences in the current portfolio compositions of the Funds because they were formerly managed by different investment advisers, the Funds currently have the same portfolio managers and are expected to be managed in substantially the same manner going forward. A more detailed comparison of the investment objectives, policies and risks of the Funds is contained in the Proxy Statement/Prospectus.

Q.	What will happen if shareholders do not approve the reorganization?

A.	If the reorganization is not approved by shareholders, the Board will take such actions as it deems to be in the best interests of the Acquired Fund, which may include additional solicitation or continuing to operate the Acquired Fund as a stand-alone fund.

Q.	Will Acquired Fund shareholders receive new shares in exchange for their current shares?

A.	Yes. If shareholders approve the reorganization and it is completed, each Acquired Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Acquired Fund shares surrendered by such shareholder.

Q.	Will this reorganization create a taxable event for me?

A.	No. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a result of the reorganization. Prior to the closing of the reorganization, the Acquired Fund expects to distribute all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Fund’s shareholders for federal income tax purposes.

Q.	How do total operating expenses compare between the two Funds?

A.	If the reorganization is completed, Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”) has agreed to a 0.10% reduction in the fund-level management fee at each breakpoint for the Acquiring Fund. With this reduction, even though the management fees of the Acquiring Fund will be higher than the management fees of the Acquired Fund, the gross and net expenses of the Acquiring Fund immediately following the reorganization are expected to be lower than the gross and net expenses of the Acquired Fund for all share classes. In addition, in connection with the reorganization, Nuveen Fund Advisors has agreed to maintain the current expense caps of the Acquiring Fund for a period of one year from the date of the reorganization.

Q.	Who will bear the costs of the reorganization?

A.	The reorganization is expected to result in cost savings for each Fund. In light of these anticipated cost savings, the costs of the reorganization will be allocated between the Funds ratably up to each Fund’s projected annual cost savings during the first year following the reorganization. Nuveen Fund Advisors estimates that reorganization costs will be approximately $159,000 and that the cost savings during the first year following the reorganization will be approximately $84,000 for the Acquired Fund and approximately $19,000 for the Acquiring Fund. As a result, the Acquired Fund is expected to be charged approximately $84,000 and the Acquiring Fund is expected to be charged approximately $19,000. Nuveen, the parent company of Nuveen Fund Advisors, will absorb the remaining reorganization costs of $56,000. To the extent that the payment of these expenses would cause either Fund’s expenses to exceed the expense caps then in effect, Nuveen Fund Advisors would reimburse the portion of expenses necessary for the Fund to operate within its cap. Based on current expense levels, it is anticipated that Nuveen Fund Advisors will reimburse all expenses charged to the Acquiring Fund and none of the expenses charged to the Acquired Fund. The Acquired Fund is expected to recover its costs of the reorganization within the first year following the reorganization assuming that annual cost savings occur at the level shown above. If the reorganization is not approved or completed, Nuveen will pay all such reorganization expenses.

Q.	What is the timetable for the reorganization?

A.	If approved by shareholders on October 28, 2011, the reorganization is expected to occur at the close of business on November 4, 2011.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your proxy solicitor, at (866) 963-6132. Please have your proxy material available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will Nuveen contact me?

A.	You may receive a call from representatives of Computershare Fund Services, the proxy solicitation firm retained by Nuveen, to verify that you received your proxy materials and to answer any questions you may have about the reorganization.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board has agreed unanimously that the reorganization is in the best interests of your Fund and recommends that you vote “FOR” the reorganization.

September 12, 2011

Dear Shareholders:

We are pleased to invite you to the special meeting of shareholders of Nuveen High Yield Bond Fund (the “Special Meeting”). The Special Meeting is scheduled for October 28, 2011, at 2:00 p.m., Central time, at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.

At the Special Meeting, you will be asked to consider and approve a very important proposal. Subject to shareholder approval, Nuveen High Income Bond Fund (the “Acquiring Fund”) will acquire all the assets and liabilities of Nuveen High Yield Bond Fund (the “Acquired Fund”) in exchange solely for shares of the Acquiring Fund, which will be distributed in complete liquidation of the Acquired Fund to the shareholders of the Acquired Fund (the “Reorganization”).

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), each Fund’s investment adviser, has proposed the Reorganization involving the Acquired Fund, as well as a number of other reorganizations involving other funds advised by Nuveen Fund Advisors, to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies.

The Reorganization is being proposed because Nuveen Fund Advisors and the Board of Trustees of Nuveen Investment Trust III (the “Board”) believe that the shareholders of the Acquired Fund will benefit from potential operating efficiencies and economies of scale that may be achieved by combining the funds pursuant to the Reorganization. Following the Reorganization, the Acquiring Fund is expected to have lower gross and net expenses than the Acquired Fund had prior to the Reorganization. The Board believes the Reorganization is in the best interests of the Acquired Fund, and recommends that you vote “For” the proposed Reorganization.

The attached Proxy Statement/Prospectus has been prepared to give you information about this proposal.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

We appreciate your continued support and confidence in Nuveen and our family of funds.

Very truly yours,

Kevin J. McCarthy
Vice President and Secretary

SEPTEMBER 12, 2011

NUVEEN HIGH YIELD BOND FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2011

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Nuveen High Yield Bond Fund (the “Acquired Fund”), a series of the Nuveen Investment Trust III (the “Trust”), a Massachusetts business trust, will be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on October 28, 2011 at 2:00 p.m., Central time (the “Special Meeting”), for the following purposes:

1.     To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Acquired Fund to Nuveen High Income Bond Fund (the “Acquiring Fund”) in exchange solely for voting shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the Acquiring Fund to the holders of shares of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

2.     To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on August 4, 2011 are entitled to vote at the Special Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

Proxy Statement/Prospectus

Dated September 12, 2011

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN HIGH YIELD BOND FUND

by NUVEEN HIGH INCOME BOND FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Nuveen High Yield Bond Fund (the “Acquired Fund”), a series of the Nuveen Investment Trust III (the “Trust”), a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Acquired Fund to be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on October 28, 2011 at 2:00 p.m., Central time and at any and all adjournments thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the Trust of proxies to be voted at the Special Meeting, and any and all adjournments thereof. The purpose of the Special Meeting is to consider the proposed reorganization (the “Reorganization”) of the Acquired Fund into Nuveen High Income Bond Fund (the “Acquiring Fund”), a series of Nuveen Investment Funds, Inc. (the “Corporation”), a Maryland corporation and an open-end investment company registered under the 1940 Act. The Acquired Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and individually as a “Fund.” The Board of Trustees of the Trust and the Board of Directors of the Corporation, which are made up of the same individuals, are referred to herein as the “Board.” If shareholders approve the Reorganization and it is completed, shareholders of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund with the same total value as the total value of the Acquired Fund shares surrendered by such shareholders. The Board has determined that the Reorganization is in the best interest of the Acquired Fund. The address, principal executive office and telephone number of the Funds, the Trust and the Corporation is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Acquired Fund on or about September 15, 2011. Shareholders of record as of the close of business on August 4, 2011 are entitled to vote at the Special Meeting and any adjournment thereof.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete.

Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Acquired Fund should know before voting on the Reorganization (in effect, investing in Class A, Class B, Class C, Class I and Class R3 shares of the Acquiring Fund) and constitutes an offering of Class A, Class B, Class C, Class I and Class R3 shares of common stock, par value $0.0001 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference and also accompany this Proxy Statement/Prospectus:

(i)	the Corporation’s prospectus dated March 21, 2011, as supplemented through the date of this Proxy Statement/Prospectus, relating to the Acquiring Fund; and

(ii)	the audited financial statements contained in the Corporation’s Annual Report relating to the Acquiring Fund for the fiscal year ended June 30, 2011.

The following documents contain additional information about the Acquired Fund and Acquiring Fund, have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganization, dated September 12, 2011 (the “Reorganization SAI”);

(ii)	the Trust’s prospectus dated January 18, 2011, as supplemented through the date of this Proxy Statement/Prospectus, relating to the Acquired Fund;

(iii)	the Trust’s statement of additional information dated January 18, 2011, as supplemented through the date of this Proxy Statement/Prospectus, relating to the Acquired Fund;

(iv)	the audited financial statements contained in the Trust’s Annual Report relating to the Acquired Fund for the fiscal year ended September 30, 2010 and the unaudited financial statements contained in the Trust’s Semi-Annual Report relating to the Acquired Fund for the six-month period ended March 31, 2011; and

(v)	the Corporation’s statement of additional information dated March 21, 2011, as supplemented through the date of this Proxy Statement/Prospectus, relating to the Acquiring Fund.

No other parts of the documents referenced above are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Trust and the Corporation are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust or the Corporation (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

i

TABLE OF CONTENTS

(continued)

ii

SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board believes the proposed Reorganization is in the best interests of each Fund and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Reorganization. If the Reorganization is approved and completed, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus and is incorporated herein by reference. This Proxy Statement/Prospectus constitutes an offering of Class A, Class B, Class C, Class I and Class R3 shares of the Acquiring Fund only.

Background

On December 31, 2010, Nuveen Investments, Inc. and certain of its affiliates (“Nuveen”) completed a strategic combination with U.S. Bank National Association (“U.S. Bank”) and its wholly owned subsidiary, FAF Advisors, Inc. (“FAF Advisors”), the investment adviser to the First American Funds. As part of that transaction, U.S. Bank received a 9.5% ownership interest in Nuveen and cash consideration in exchange for Nuveen’s acquisition of a portion of FAF Advisors’ investment advisory business, including assets relating to the non-money market open-end funds in the First American family of funds (the “FAF Transaction”). Shareholders of these funds received a proxy statement in connection with the FAF Transaction pursuant to which Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”) was appointed as the investment adviser to the funds and Nuveen Asset Management, LLC (“Nuveen Asset Management”) was appointed as the subadviser to the funds. Effective January 1, 2011, these former First American Funds became part of the Nuveen family of funds, and were re-branded as Nuveen Funds. Key investment and other personnel of FAF Advisors have become employees of Nuveen Fund Advisors and Nuveen Asset Management. The Reorganization is one of several reorganizations being proposed as part of Nuveen’s ongoing efforts to integrate the portfolio management teams and investment products it offers following the FAF Transaction. The proposed reorganizations seek to combine portfolios with similar objectives and investment strategies within the combined organization.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund in connection with the proposed combination of the Acquired Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated June 17, 2011 by the Trust, on behalf of the Acquired Fund, the Corporation, on behalf of the Acquiring Fund, and Nuveen Fund Advisors (the “Agreement”). The Agreement provides for (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class I and Class R3 voting shares of common stock, par value $0.0001 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the Acquiring Fund to the shareholders of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund as soon as practicable following the Closing Date (as defined herein).

If shareholders approve the Reorganization and it is completed, Acquired Fund shareholders will become shareholders of the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization and the Agreement on June 16, 2011. The Board recommends a vote “FOR” the Reorganization.

If shareholders approve the Reorganization, each of the Acquired Fund and Acquiring Fund will be charged for expenses incurred in connection with the Reorganization based on its portion of the projected cost savings to the Funds during the first year following the Reorganization. These reorganization expense charges to the Funds are estimated to be approximately $84,000 for the Acquired Fund and approximately $19,000 for the Acquiring Fund. To the extent that the payment of these expenses would cause either Fund’s expenses to exceed the expense caps then in effect, Nuveen Fund Advisors would reimburse such expenses to the extent necessary to operate within the cap. Based on current expense levels, it is anticipated that Nuveen Fund Advisors will reimburse all expenses charged to the Acquiring Fund and none of the expenses charged to the Acquired Fund. If the Reorganization is not approved or completed, Nuveen will pay all such Reorganization expenses.

The Board is asking shareholders of the Acquired Fund to approve the Reorganization at the Special Meeting to be held on October 28, 2011. Approval of the Reorganization requires the favorable vote of the holders of a majority of the outstanding voting securities entitled to vote, as defined by the 1940 Act. See “Voting Information and Requirements” below.

If shareholders of the Acquired Fund approve the Reorganization, it is expected that the Reorganization will occur at the close of business on November 4, 2011 (the “Closing Date”), but it may be at a different time as described herein. If the Reorganization is not approved, the Board will take such action as it deems to be in the best interests of the Acquired Fund. The Closing Date may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may at its option terminate the Agreement at or before the Closing Date due to (i) a breach by any other party of any representation, warranty, or agreement contained in the Agreement to be performed at or before the Closing Date, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of a Fund.

Reasons for the Proposed Reorganization

The Board believes that the proposed Reorganization would be in the best interests of each Fund. In approving the Reorganization, the Board considered a number of principal factors in reaching its determination, including the following:

•	the similarities and differences in the Funds’ investment objectives and principal investment strategies;

•	the Funds’ relative risks;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds and portfolio managers;

•	the relative fees and expenses of the Funds, including caps on the Funds’ expenses agreed to by Nuveen Fund Advisors;

•	the anticipated tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder services and shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to Nuveen Fund Advisors and its affiliates as a result of the Reorganization.

2

For a more detailed discussion of the Board’s considerations regarding the approval of the Reorganization, see “The Board’s Approval of the Reorganization.”

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares, and for making distributions. The Funds’ procedures were harmonized in connection with the FAF Transaction. Both Funds offer five classes of shares: Class A, Class B, Class C, Class I and Class R3 shares. The classes of each Fund have the same investment eligibility criteria. See “Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

Certain Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. If the Reorganization so qualifies, neither the Acquired Fund nor its shareholders will recognize any gain or loss as a direct result of the transfers contemplated by the Reorganization. In connection with the Reorganization, a portion of the Acquired Fund’s portfolio assets may be sold prior to the Reorganization, which could result in the Acquired Fund declaring taxable distributions to its shareholders on or prior to the Closing Date. However, it is not expected that any material portfolio sales (not more than 5% of the Acquired Fund’s assets) will occur in connection with the Reorganization. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Certain Federal Income Tax Consequences” below.

COMPARISON OF THE FUNDS

Investment Objectives

The investment objective of the Acquired Fund is to maximize total return by investing in a diversified portfolio of high yield debt securities. The investment objective of the Acquiring Fund is to provide investors with a high level of current income. The investment objectives differ somewhat because total return may include capital appreciation and income. The investment objective of the Acquired Fund may not be changed without shareholder approval. The Acquiring Fund’s investment objective may be changed without shareholder approval upon providing notice at least 60 days in advance.

Investment Strategies

The Acquired Fund and the Acquiring Fund have substantially similar principal investment strategies and risks. The similarities and differences of the principal investment strategies of the Funds are:

Acquired Fund	Acquiring Fund

•

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds. These securities generally are rated BB/Ba or below at the time of purchase by independent rating agencies or are unrated but judged to be of comparable quality by the Fund’s portfolio managers.

•

Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the Fund.

3

Acquired Fund	Acquiring Fund

•

In addition to investing in U.S. and non-U.S. corporate high yield debt securities, the Fund may also invest in U.S. and non-U.S. corporate investment grade securities; U.S. government securities, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments.

•	Substantially all of the Fund’s assets will be invested in U.S. dollar-denominated securities.

•	The Fund may invest up to 10% of its net assets in securities of issuers located in emerging markets.

•

In an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the Fund also may invest in futures, options, interest rate or total return swaps, credit derivatives or other derivative instruments. In doing so, the Fund may, in certain circumstances, invest a substantial portion of its assets in such derivative instruments.

•	The Fund may invest in exchange-traded funds, closed-end funds, and other investment companies.

•

The Fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporation and governments. Up to 20% of the Fund’s total assets may be invested in dollar denominated debt obligations issued by governmental and corporate issuers that are located in emerging market countries.

•

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivative contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Comparison of Investment Strategies

Even though their investment objectives differ somewhat, the Acquired Fund and the Acquiring Fund have substantially similar principal investment strategies and risks. However, there are some differences. The Acquiring Fund has flexibility to invest 80% of its net assets in high yield debt securities of all types, whereas the Acquired Fund’s 80% policy is limited to corporate high yield debt securities. In addition, there are also potential differences in the non-U.S. exposure of the two Funds. The Acquired Fund does not have any stated limits on dollar-denominated obligations of foreign corporations and governments, while the Acquiring Fund may only invest up to 25% of its total assets in such obligations. The Acquiring Fund may invest a larger percentage of its assets in issuers located in emerging market countries and may invest in other investment companies. The

4

Acquiring Fund’s stated investment policy with respect to 80% of its net assets includes borrowings for investment purposes while the Acquired Fund’s stated investment policy does not include borrowings for investment purposes. However, neither Fund currently borrows for investment purposes. Notwithstanding these differences, the Funds have been managed by the same portfolio managers since the FAF Transaction in January 2011 and are expected to be managed in substantially the same manner going forward.

In evaluating the Reorganization, each Acquired Fund shareholder should consider the risks of investing in the Acquiring Fund, which are described in the section below entitled “Risk Factors.”

The Reorganization may result in one-time brokerage costs for the Acquired Fund to the extent it is necessary for the Acquired Fund to sell securities prior to the Reorganization so that the Acquiring Fund’s portfolio immediately following the Reorganization remains in compliance with its investment policies and restrictions. If the Reorganization had occurred as of June 30, 2011, the Acquiring Fund would not have been required to dispose of securities of the Acquired Fund in order to comply with its investment policies and restrictions, and would not have sold any material portion (not more than 5% of its assets) of the securities in the Acquired Fund’s portfolio solely as a result of the Reorganization. However, as a result of the portfolio manager change to the Acquired Fund in January 2011, the Acquired Fund may experience higher portfolio turnover during its fiscal year ending September 30, 2011, than was experienced during its last fiscal year.

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds, and the pro forma fees and expenses of the combined fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen mutual funds. Shareholder fees reflect the fees currently in effect for each Fund. Annual Fund Operating Expenses reflect the fees and expenses for the Acquired Fund as of its fiscal year ended September 30, 2010. Annual Fund Operating Expenses for the Acquiring Fund have been restated to take into account the new fee and expense structure adopted by the Fund as of January 1, 2011 following the closing of the FAF Transaction. The fees and expenses for the Acquiring Fund are estimated based on the actual fees and expenses incurred by the Fund from January 1, 2011 through June 30, 2011, which have been annualized. The pro forma fees and expenses are based on the amounts shown in the table for each Fund, assuming the Reorganization occurred as of June 30, 2011.

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Shareholder Fees

(paid directly from your investment)

	Acquired Fund	Acquiring Fund	Combined Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	4.75%	4.75%	4.75%
Class B	None	None	None
Class C	None	None	None
Class I	None	None	None
Class R3	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)
Class A	None	None	None
Class B1	5.00%	5.00%	5.00%
Class C1	1.00%	1.00%	1.00%
Class I	None	None	None
Class R3	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class A	None	None	None
Class B	None	None	None
Class C	None	None	None
Class I	None	None	None
Class R3	None	None	None
Exchange Fees
Class A	None	None	None
Class B	None	None	None
Class C	None	None	None
Class I	None	None	None
Class R3	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]
Class A	$15	$15	$15
Class B	$15	$15	$15
Class C	$15	$15	$15
Class I	$15	$15	$15
Class R3	$15	None	None

1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund	Acquiring Fund	Combined Fund Pro Forma[1]
Management Fees
Class A	0.59%	0.78%	0.67%[2]
Class B	0.59%	0.78%	0.67%[2]
Class C	0.59%	0.78%	0.67%[2]
Class I	0.59%	0.78%	0.67%[2]
Class R3	0.59%	0.78%	0.67%[2]
Distribution and Service (12b-1) Fees
Class A	0.25%	0.25%	0.25%
Class B	1.00%	1.00%	1.00%
Class C	1.00%	1.00%	1.00%
Class I	0.00%	0.00%	0.00%
Class R3	0.50%	0.50%	0.50%
Other Expenses
Class A	0.35%	0.16%	0.18%
Class B	0.35%	0.16%	0.18%
Class C	0.35%	0.16%	0.18%
Class I	0.33%	0.16%	0.18%
Class R3	0.35%	0.16%	0.18%
Acquired Fund Fees and Expenses
Class A	0.00%	0.02%	0.02%
Class B	0.00%	0.02%	0.02%
Class C	0.00%	0.02%	0.02%
Class I	0.00%	0.02%	0.02%
Class R3	0.00%	0.02%	0.02%
Total Annual Fund Operating Expenses
Class A	1.19%	1.21%	1.12%
Class B	1.94%	1.96%	1.87%
Class C	1.94%	1.96%	1.87%
Class I	0.92%	0.96%	0.87%
Class R3	1.44%	1.46%	1.37%
Fee Waivers and/or Expense Reimbursements
Class A	0.00%	(0.09%)[3]	(0.01%)[3]
Class B	0.00%	(0.09%)[3]	(0.01%)[3]
Class C	0.00%	(0.09%)[3]	(0.01%)[3]
Class I	0.00%	(0.09%)[3]	(0.01%)[3]
Class R3	0.00%	(0.09%)[3]	(0.01%)[3]
Total Annual Fund Operating Expenses–After Fee Waivers and/or Expense Reimbursements
Class A	1.19%	1.12%	1.11%
Class B	1.94%	1.87%	1.86%
Class C	1.94%	1.87%	1.86%
Class I	0.92%	0.87%	0.86%
Class R3	1.44%	1.37%	1.36%

1	Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. See “The Proposed Reorganization—Reorganization Expenses” for additional information about these expenses.

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2	The pro forma management fee has been adjusted to take into account the reduced management fee applicable upon the closing of the Reorganization. See “Advisory and Other Fees” for additional details about management fees.
3	Nuveen Fund Advisors has agreed to waive fees and reimburse other fund expenses through October 31, 2012, so that Total Annual Fund Operating Expenses, after fee waivers and/or expense reimbursements and excluding the fees and expenses of other investment companies in which the Acquiring Fund invests, do not exceed 1.10%, 1.85%, 1.85%, 0.85%, and 1.35% for Class A, Class B, Class C, Class I, and Class R3 shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Board.

Example

The example below is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The example assumes you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. Class B shares automatically convert to Class A shares, which have lower 12b-1 fees, eight years after you buy them. Expense caps are taken into account for the period stated in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Acquired Fund	Acquiring Fund	Combined Fund Pro Forma
1 Year
Assuming you sold your shares at the end of each period
Class A	$591	$584	$583
Class B	$597	$690	$689
Class C	$197	$190	$189
Class I	$ 94	$ 89	$ 88
Class R3	$147	$139	$138
Assuming you kept your shares
Class A	$591	$584	$583
Class B	$197	$190	$189
Class C	$197	$190	$189
Class I	$ 94	$ 89	$ 88
Class R3	$147	$139	$138

3 Years
Assuming you sold your shares at the end of each period
Class A	$835	$832	$813
Class B	$909	$907	$887
Class C	$609	$607	$587
Class I	$293	$297	$277
Class R3	$456	$453	$433
Assuming you kept your shares
Class A	$835	$832	$813
Class B	$609	$607	$587
Class C	$609	$607	$587
Class I	$293	$297	$277
Class R3	$456	$453	$433

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	Acquired Fund	Acquiring Fund	Combined Fund Pro Forma

5 Years
Assuming you sold your shares at the end of each period
Class A	$1,098	$1,100	$1,062
Class B	$1,147	$1,149	$1,110
Class C	$1,047	$1,049	$1,010
Class I	$ 509	$ 522	$ 481
Class R3	$ 787	$ 789	$ 749
Assuming you kept your shares
Class A	$1,098	$1,100	$1,062
Class B	$1,047	$1,049	$1,010
Class C	$1,047	$1,049	$1,010
Class I	$ 509	$ 522	$ 481
Class R3	$ 787	$ 789	$ 749
10 Years
Assuming you sold your shares at the end of each period
Class A	$1,850	$1,864	$1,773
Class B	$2,070	$2,084	$1,994
Class C	$2,264	$2,278	$2,190
Class I	$1,131	$1,170	$1,072
Class R3	$1,724	$1,739	$1,645
Assuming you kept your shares
Class A	$1,850	$1,864	$1,773
Class B	$2,070	$2,084	$1,994
Class C	$2,264	$2,278	$2,190
Class I	$1,131	$1,170	$1,072
Class R3	$1,724	$1,739	$1,645

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During its most recent fiscal year for which audited financial statements are available, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Acquired Fund	9/30/10	139%
Acquiring Fund	6/30/11	130%

After the Reorganization is completed, the portfolio managers of the Acquiring Fund may, in their discretion, sell securities acquired from the Acquired Fund. To the extent that the portfolio managers choose to sell a significant percentage of such securities, the Acquiring Fund’s portfolio turnover rate and brokerage costs may be higher than they otherwise would have been.

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Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s Prospectus entitled “Principal Risks.”

Because the Funds have substantially similar investment strategies, the principal risks of each Fund are substantially similar. The principal risks of investing in the Acquiring Fund are described below. An investment in the Acquired Fund is also subject to each of these principal risks other than “Additional Expenses Risk.” Because the Acquired Fund does not invest in the securities of other investment companies as a principal investment strategy, “Additional Expenses” is not a principal risk of the Acquired Fund. To the extent that there are other differences between the principal risks disclosed in each Fund’s current prospectus, these are due to differences in the disclosure practices between the former First American Funds and the Nuveen Funds, rather than actual differences in risk exposure.

Active Management Risk. Because the Fund is actively managed, the Fund could underperform its benchmark or other mutual funds with similar investment objectives.

Additional Expenses. When the Fund invests in other investment companies, you bear both your proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies.

Call Risk. If an issuer calls higher-yielding bonds held by the Fund, performance could be adversely impacted.

Credit Risk. The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the Fund could default on their obligations.

Currency Risk. Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Derivatives Risk. The use of derivative instruments involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

High-Yield Securities Risk. High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk. The Fund’s income could decline during periods of falling interest rates.

Interest Rate Risk. Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk. Trading opportunities are more limited for debt securities that have received ratings below investment grade.

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Non-U.S. Investment Risk/Emerging Market Risk. Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Fundamental Investment Restrictions

The Funds have substantially similar investment restrictions that cannot be changed without shareholder approval. Both Funds are diversified funds and have adopted a policy of not concentrating their investments in any industry.

Performance Information

A comparison of the total returns of the Funds for the periods ended December 31, 2010, based on historical fees and expenses for each period, is set forth in the chart and tables below.

The bar chart below illustrates annual calendar year returns for each Fund’s Class A shares. The bar chart does not reflect sales charges, and if these charges were reflected, the returns would be less than those shown. The tables below illustrate average annual returns for the one-year, five-year and since inception periods ended December 31, 2010 for each Fund. The tables also show how each Fund’s performance compares with the returns of a broad measure of market performance and, for the Acquired Fund, a peer group of funds with similar investment objectives. This information is intended to help you assess the variability of Fund returns (and consequently, the potential risks of a Fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, Class C, Class I and Class R3 shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred on the sale of Fund shares. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

Acquired Fund

Class A Annual Total Return

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During the periods shown in the bar chart, the Acquired Fund’s highest and lowest calendar quarter returns were 14.05% and -20.35%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Acquired Fund’s year-to-date return through June 30, 2011 was 4.07%.

Acquiring Fund

Class A Annual Total Return

During the periods shown in the bar chart, the Acquiring Fund’s highest and lowest calendar quarter returns were 21.96% and -19.17%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Acquiring Fund’s year-to-date return through June 30, 2011 was 4.86%.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception (December 20, 2004)
Acquired Fund
Class A (return before taxes)	10.75%	6.21%	5.56%
Class A (return after taxes on distributions)	7.65%	3.38%	2.83%
Class A (return after taxes on distributions and sale of fund shares)	6.82%	3.58%	3.07%
Class B (return before taxes)	11.40%	6.27%	5.60%
Class C (return before taxes)	15.41%	6.39%	5.58%
Class I (return before taxes)	16.53%	7.50%	6.67%
Class R3 (return before taxes)	15.97%	6.96%	6.14%
Citigroup High Yield BB/B Index (reflects no deduction for fees, expenses or taxes)	13.35%	6.22%	5.64%
Lipper High Current Yield Funds Category Average (reflects no deduction for taxes or certain expenses)	14.21%	6.59%	5.93%

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	Average Annual Total Returns for the Periods Ended December 31, 2010*
Acquiring Fund	1 Year	5 Years	Since Inception (Class A, Class B, Class C and Class I - 8/30/01)	Since Inception (Class R3 - 9/24/01)
Class A (return before taxes)	9.84%	6.53%	6.50%	N/A
Class A (return after taxes on distributions)	7.02%	3.62%	3.59%	N/A
Class A (return after taxes on distributions and sale of fund shares)	6.35%	3.80%	3.74%	N/A
Class B (return before taxes)	9.35%	6.61%	6.29%	N/A
Class C (return before taxes)	14.58%	6.79%	6.28%	N/A
Class I (return before taxes)	15.64%	7.85%	7.33%	N/A
Class R3 (return before taxes)	15.03%	7.32%	N/A	7.47%
Barclays Capital High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	14.94%	8.90%	9.04%	8.97%

*	Performance presented prior to March 14, 2003 represents that of First American High Yield Bond Fund, which merged into the Acquiring Fund on that date.

Investment Adviser and Sub-Adviser

Both Funds are managed by Nuveen Fund Advisors, which offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to each of the Funds. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Prior to the FAF Transaction, the Acquiring Fund was advised by FAF Advisors, a wholly-owned subsidiary of U.S. Bank National Association.

The Funds have been managed by the same team of portfolio managers since the FAF Transaction. The portfolio managers primarily responsible for the Funds’ management are:

•

John T. Fruit, CFA, Senior Vice President of Nuveen Asset Management. Mr. Fruit has been a portfolio manager of the Acquiring Fund since November 2005 and of the Acquired Fund since 2011. He entered the financial services industry in 1988 and joined FAF Advisors in 2001. Mr. Fruit joined Nuveen Asset Management on January 1, 2011, in connection with the FAF Transaction.

•

Jeffrey T. Schmitz, CFA, Vice President of Nuveen Asset Management. Mr. Schmitz has been a portfolio manager of the Acquiring Fund since January 2008 and of the Acquired Fund since 2011. He entered the financial services industry in 1987. Prior to joining FAF Advisors in 2006, Mr. Schmitz

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worked as a senior credit research analyst at Deephaven Capital Management, as a trading risk manager at Cargill Financial Services, and in various risk oversight roles with the Office of the Comptroller of the Currency. He joined Nuveen Asset Management on January 1, 2011, in connection with the FAF Transaction.

For a complete description of the advisory services provided to the Acquiring Fund, see the section of the Fund’s Prospectus entitled “Who Manages the Funds” and the section of the Fund’s Statement of Additional Information entitled “Adviser and Sub-Adviser.”

Advisory and Other Fees

Pursuant to investment management agreements between Nuveen Fund Advisors and the Trust, on behalf of the Acquired Fund, and Nuveen Fund Advisors and the Corporation, on behalf of the Acquiring Fund, each Fund pays Nuveen Fund Advisors fund-level fees, payable monthly, at the annual rates set forth below:

	Management Fee
Average Daily Net Assets	Acquired Fund	Acquiring Fund

For the first $125 million	0.4000%	0.6000%
For the next $125 million	0.3875%	0.5875%
For the next $250 million	0.3750%	0.5750%
For the next $500 million	0.3625%	0.5625%
For the next $1 billion	0.3500%	0.5500%
For net assets over $2 billion	0.3250%	0.5250%

If the Reorganization is approved by shareholders and completed, Nuveen Fund Advisors has agreed to a permanent 0.10% reduction in the Acquiring Fund’s fund-level management fee at each breakpoint level. As a result, the Acquiring Fund would pay Nuveen Fund Advisors fund-level fees, payable monthly, at the annual rates set forth below:

Average Daily Net Assets	Management Fee

For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For net assets over $2 billion	0.4250%

In addition, in connection with the Reorganization, Nuveen Fund Advisors also has agreed to continue the current expense cap for the Acquiring Fund (excluding the fees and expenses of other investment companies in which the Acquiring Fund invests) of 1.10% for Class A shares, 1.85% for Class B shares, 1.85% for Class C shares, 1.35% for Class R3 shares, and 0.85% for Class I shares for a period of one year from the date of the Reorganization.

In addition to the fund-level fee, each Fund pays a complex-level fee. The maximum complex-level fee is 0.20% of the Fund’s net assets, based upon complex-level “eligible assets” of $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Each Fund’s individual complex-level fee rate is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen funds, and making an upward adjustment to that rate (subject to the maximum 0.20% rate noted above) based upon the percentage of the Fund’s assets, if any, that are not “eligible assets.”

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For the Acquired Fund’s fiscal year ended September 30, 2010 and the Acquiring Fund’s annualized six month period ended June 30, 2011, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average net assets:

Management Fee Rate
Acquired Fund	0.47%
Acquiring Fund	0.69%

Each Fund has adopted a distribution and service plan (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that Class B shares, Class C shares and Class R3 shares are subject to a distribution fee, and that Class A shares, Class B shares, Class C shares and Class R3 shares are all subject to a service fee. Class I shares are not subject to either distribution or service fees.

Under the Plans, each Fund is authorized to pay an annual rate not to exceed (a) 0.25% of the average daily net assets of Class A shares as a service fee; (b) 0.75% of the average daily net assets of each of the Class B shares and Class C shares as a distribution fee and 0.25% of the average daily net assets of each of the Class B shares and Class C shares as a service fee; and (c) 0.25% of the average daily net assets of Class R3 shares as a distribution fee and 0.25% of the average daily net assets of Class R3 shares as a service fee. For a complete description of these arrangements for the Acquiring Fund, see the section of the Fund’s Prospectus entitled “What Share Classes We Offer” and the section of the Fund’s Statement of Additional Information entitled “Distributor.”

Board Members and Officers

As of the closing of the FAF Transaction, the same individuals constitute the Board of each Fund, and the Trust and the Corporation have the same officers. The management of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the Investment Management Agreement for each Fund, is the responsibility of the Board. There are currently ten members of the Board, one of whom is an “interested person” (as defined in the 1940 Act) and nine of whom are not interested persons (the “independent board members”). The names and business addresses of the board members and officers of the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth under “Directors and Executive Officers” in the Statement of Additional Information for the Acquiring Fund incorporated herein by reference.

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Distribution, Purchase, Redemption, Exchange of Shares and Dividends

Each Fund offers five classes of shares: Class A, Class B, Class C, Class I and Class R3 shares. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of each Fund through a financial advisor or other financial intermediary or directly from such Fund. Each Fund’s initial and subsequent investment minimums generally are as follows, although each Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I

Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•    $2,500 for Traditional/Roth IRA accounts.

•    $2,000 for Coverdell Education
Savings Accounts.

•    $250 for accounts opened through fee-based programs.

•    No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•    $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•    No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

For a complete description of purchase, redemption and exchange options, see the section of the Acquiring Fund’s Prospectus entitled “How You Can Buy and Sell Shares,” “General Information” and “How to Sell Shares,” and the section of the Acquiring Fund’s Statement of Additional Information entitled “Purchase and Redemption of Fund Shares.”

No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Acquired Fund exchanged in connection with the Reorganization. The holding period for Class B shares and Class C shares and the conversion period for Class B shares of the Acquiring Fund received in connection with the Reorganization will include the period during which the Acquired Fund shares exchanged were held by such shareholder.

The Funds intend to pay income dividends on a monthly basis. The Acquired Fund pays any taxable capital gains once a year at year end and the Acquiring Fund distributes capital gains at least once a year. If the Reorganization is approved by the shareholders of the Acquired Fund, the Acquired Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date.

Tax Information

The Funds’ distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of

16

Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Further Information

Additional information concerning the Acquiring Fund and Acquired Fund is contained in this Proxy Statement/Prospectus and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund Prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

THE PROPOSED REORGANIZATION

The proposed Reorganization will be governed by the Agreement, which is attached as Appendix I. The Agreement provides that the Acquired Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund. The closing of the Reorganization will take place at the close of business on the Closing Date. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Acquired Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Acquired Fund and deliver to the Acquired Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Acquired Fund less the liabilities of the Acquired Fund assumed by the Acquiring Fund. On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date, the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, all Acquiring Fund shares received by the Acquired Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. As a result of the proposed Reorganization, each Acquired Fund shareholder will receive a number of Acquiring Fund shares of the same class and equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Acquired Fund shares of the corresponding class surrendered by such shareholder.

The Board has determined that the proposed Reorganization is in the best interests of each Fund and that the interests of shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the Closing Date due to (i) a breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of a Fund.

The Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s

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investment objective, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. The sale of such investments could result in taxable distributions to shareholders of the Acquired Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund. See “Certain Federal Income Tax Consequences” below. However, it is not expected that any material portfolio sales (not more than 5% of the Acquired Fund’s assets) will occur in connection with the Reorganization.

If the Reorganization is approved, each of the Acquired Fund and Acquiring Fund will be charged expenses incurred in connection with the Reorganization ratably up to each Fund’s projected cost savings during the first year following the Reorganization. See “Reorganization Expenses” below. If the Reorganization had occurred as of June 30, 2011, the Acquiring Fund would not have been required to dispose of securities of the Acquired Fund in order to comply with its investment policies and restrictions, and would not have sold any material portion (not more than 5% of its assets) of the securities in the Acquired Fund’s portfolio solely as a result of the Reorganization. However, as a result of the portfolio manager change to the Acquired Fund in January 2011, the Acquired Fund may experience higher portfolio turnover during its fiscal year ending September 30, 2011, than was experienced during its last fiscal year.

Description of Securities to be Issued

Shares of Common Stock. The Acquiring Fund has established and designated Class A, Class B, Class C, Class I and Class R3 shares, par value $0.0001 per share. The Corporation’s charter permits the Board, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of the Corporation, an open-end management investment company registered with the SEC under the 1940 Act. The Corporation currently has 38 series, including the Acquiring Fund, and the Board may, in its sole discretion, create additional series from time to time. Separate votes generally are taken by each series on matters affecting an individual series. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Corporation may request that the Board call a shareholders’ meeting for the purpose of voting upon the removal of one or more board members.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Acquiring Fund will establish an account for each Acquired Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially identical. Shareholders of the Acquired Fund who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

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Service Providers

State Street Bank & Trust Company serves as the custodian for the assets of the Acquired Fund and U.S. Bank National Association serves as the custodian for the assets of the Acquiring Fund. Boston Financial Data Services serves as transfer agent for the Acquired Fund and U.S. Bancorp Fund Services, LLC serves as transfer agent for the Acquiring Fund. PricewaterhouseCoopers LLP serves as the independent auditors for the Acquired Fund and Ernst & Young LLP serves as independent auditors for the Acquiring Fund. All service providers of the Acquiring Fund are expected to continue following the Reorganization, except that PricewaterhouseCoopers LLP is expected to be retained as the independent registered public accounting firm for the Acquiring Fund beginning with the fiscal year ending June 30, 2012.

Certain Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the pro rata distribution to the Acquired Fund shareholders of all the Acquiring Fund shares received by the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

3.	No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

4.	No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund shares pursuant to the Reorganization.

5.	The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the effective time of the Reorganization.

6.	The basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

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Prior to the closing of the Reorganization, the Acquired Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. This distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Acquired Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Acquired Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Acquired Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Acquired Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes. However, due to the Acquired Fund’s significant capital loss carryforwards (approximately $6.6 million as of June 30, 2011), it is not expected that any such portfolio sales would result in distributions of capital gains to Acquired Fund shareholders.

After the Reorganization, the Acquiring Fund’s ability to use the Acquired Fund’s and Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, former shareholders of the Acquired Fund may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

In addition, shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The Acquired Fund, the Acquiring Fund and Nuveen will each be responsible for a portion of the expenses associated with the Reorganization, including, but not limited to, legal and auditing fees, the costs of printing and distributing this Proxy Statement/Prospectus, and the solicitation expenses discussed below, if the Reorganization is approved. Nuveen Fund Advisors estimates that expenses for the Reorganization will be approximately $159,000. It is anticipated that these expenses will be offset over time by the lower operating expenses of the Acquiring Fund that are expected to result after the Reorganization. Each of the Acquired Fund and Acquiring Fund will be responsible for expenses incurred in connection with the Reorganization ratably up to each Fund’s projected cost savings during the first year following the Reorganization. If the Reorganization were completed

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on June 30, 2011, Nuveen Fund Advisors estimates that Acquired Fund shareholders, as shareholders of the Acquiring Fund, would save approximately $84,000 in the first year after the Reorganization and that Acquiring Fund shareholders would save approximately $19,000 in the first year after the Reorganization. As a result, the Acquired Fund is expected to be charged approximately $84,000, the Acquiring Fund is expected to be charged approximately $19,000 and Nuveen will absorb the remaining Reorganization costs of $56,000. To the extent that the payment of these expenses would cause either Fund’s expenses to exceed the expense caps then in effect, Nuveen Fund Advisors would reimburse such expenses to the extent necessary to operate within the cap. Based on current expense levels, it is anticipated that Nuveen Fund Advisors will reimburse all expenses charged to the Acquiring Fund and none of the expenses charged to the Acquired Fund. The Acquired Fund is expected to recover its costs of the Reorganization within the first year following the Reorganization assuming that annual cost savings occur at the level shown above. If the Reorganization is not approved or completed, Nuveen will pay all costs associated with the Reorganization.

The Acquired Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $16,750, which is included in the expense estimate above and which will be allocated between the Acquired Fund and Acquiring Fund as noted above if shareholders approve the Reorganization and it is completed.

Comparison of Maryland Corporations and Massachusetts Business Trusts

The following description is based on relevant provisions of the Maryland General Corporation Law and applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to the Maryland General Corporation Law (the “MGCL”), applicable Massachusetts law and each Fund’s operative documents.

In General

The Acquired Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

The Acquiring Fund is a series of a Maryland corporation. A fund organized as a series of a Maryland corporation is governed both by the MGCL and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for the Trust contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MGCL. Courts in Massachusetts

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have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration of Trust contains such provisions.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Corporation’s Charter contains such provisions.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Corporation may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provide, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Corporation’s Charter contains such a provision. Under the bylaws of the Corporation, a special meeting of shareholders shall be called upon the written request of the holders of shares entitled to cast not less than 10% of all votes entitled to vote at such meeting for the purpose of voting on the removal of directors or for other purposes. The bylaws of the Corporation provide that shareholders may, at any meeting of shareholders duly called and at which a quorum is present, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may select a successor or successors to fill any resulting vacancies.

Amendments to the Charter

Under the MGCL, shareholders of corporations generally are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The Charter of the Corporation permits the Board to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Corporation’s Charter does not prohibit the Board from doing so.

Issuance of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

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Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. Maryland law provides that a corporation may indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the Corporation’s Charter requires it to do so. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights

Pursuant to the charter, shareholders of the Acquiring Fund have no preemptive rights.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Business Trusts

The Acquired Fund is governed by the Trust’s Declaration of Trust and the Amended and Restated By-Laws (the “By-Laws”). Under the Declaration of Trust, any determination as to what is in the interests of the Trust made by the trustees in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power to the trustees. Further, the Declaration of Trust provides that certain determinations made in good faith by the trustees are binding upon the Trust and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the Acquired Fund’s governing documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

The Declaration of Trust requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholder of a Massachusetts business corporation) and certain amendments to the Declaration of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The By-Laws provide that the holders of a majority of the voting power of the shares of beneficial interest of the Acquired Fund entitled to vote at a meeting shall constitute a quorum for the transaction

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of business. Except as may otherwise be required by the 1940 Act, the Declaration of Trust or the By-Laws, the Declaration of Trust provides that the affirmative vote of the holders of a majority, except in the case of the election of trustees which shall only require a plurality, of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter.

Election and Removal of Trustees

The Declaration of Trust provides that the trustees determine the size of the Board, subject to a minimum of two and a maximum of twelve, and to set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the Board may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares.

Issuance of Shares

Under the Declaration of Trust, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes

The Declaration of Trust gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The trustees are also authorized to merge or terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust

Amendments to the Declaration of Trust generally require the consent of shareholders owning more than fifty percent of shares entitled to vote, voting in the aggregate and not by class except to the extent that applicable law may require voting by class, although certain amendments may be made by the trustees without a shareholder vote.

Shareholder, Trustee and Officer Liability

The Declaration of Trust provides that shareholders have no personal liability for the acts or obligations of the Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration of Trust provides that any person who is a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration of Trust also provides that trustees may rely in good faith on expert advice.

Preemptive Rights

Pursuant to the Declaration of Trust, shareholders of the Acquired Fund have no preemptive rights.

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Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Corporation and the Trust and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following table sets forth the capitalization of the Acquired Fund and the Acquiring Fund as of June 30, 2011, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the Closing Date.

Capitalization Table as of June 30, 2011 (Unaudited)

	Acquired Fund	Acquiring Fund	Pro Forms Adjustments		Pro Forma Combined Fund
Net Assets

Class A	$39,282,223	$30,983,627	$(1,670,886	)(a)	$68,594,964	(a)
Class B	1,547,193	1,285,574	(65,811	)(a)	2,766,956	(a)
Class C	40,640,851	9,792,107	(1,728,676	)(a)	48,704,282	(a)
Class I	64,993,710	460,784,988	(2,764,536	)(a)	523,014,162	(a)
Class R3	155,375	309,140	(6,609	)(a)	457,906	(a)

Total	$146,619,352	$503,155,436	$(6,236,518)		$643,538,270

Shares Outstanding
Class A	2,182,579	3,424,185	1,974,074	(b)	7,580,838	(b)
Class B	86,053	143,129	78,876	(b)	308,058	(b)
Class C	2,263,593	1,087,051	2,056,164	(b)	5,406,808	(b)
Class I	3,614,120	50,911,914	3,261,552	(b)	57,787,586	(b)
Class R3	8,638	33,507	7,486	(b)	49,631	(b)

Total	8,154,983	55,599,786	7,378,152		71,132,921

Net Asset Value Per Share
Class A	$18.00	$9.05			$9.05
Class B	17.98	8.98			8.98
Class C	17.95	9.01			9.01
Class I	17.98	9.05			9.05
Class R3	17.99	9.23			9.23
Shares Authorized
Class A	Unlimited	2 Billion			2 Billion
Class B	Unlimited	2 Billion			2 Billion
Class C	Unlimited	2 Billion			2 Billion
Class I	Unlimited	2 Billion			2 Billion
Class R3	Unlimited	2 Billion			2 Billion

(a)

Figures reflect the costs associated with the proposed Reorganization, estimated to be approximately $159,000, of which $84,000 will be charged to the Acquired Fund and $19,000 will be charged to the Acquiring Fund if the Reorganization is approved. To the extent that

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payment of these expenses would cause either the Acquired or Acquiring Fund to exceed an expense cap, Nuveen Fund Advisors will reimburse the portion of the expenses necessary for the Fund to operate within the cap. Based on current expense levels, it is anticipated that Nuveen Fund Advisors will reimburse the $19,000 that would be borne by the Acquiring Fund. The $84,000 attributable to the Acquired Fund would be allocated among the Acquired Fund’s share classes based on relative net assets. Furthermore, figures assume the Acquired Fund distributes its undistributed net investment income of $85,998 and accumulated net realized gains of $6,066,520 to its shareholders prior to the Reorganization.
(b)	Figures reflect the issuance by the Acquiring Fund of approximately 4,156,653 Class A shares, 164,929 Class B shares, 4,319,757 Class C shares, 6,875,672 Class I shares and 16,124 Class R3 shares to shareholders of the Acquired Fund in connection with the proposed Reorganization.

Legal Matters

Certain legal matters concerning the issuance of Class A, Class B, Class C, Class I and Class R3 shares of the Acquiring Fund will be passed on by Dorsey & Whitney LLP, 50 South Sixth Street, Minneapolis, Minnesota 55402, and the federal income tax consequences of the Reorganization will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Acquired Fund is Registration No. 811-09037 and the SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Acquiring Fund is Registration No. 811-05309. Such Prospectuses and Statements of Additional Information are incorporated herein by reference.

THE BOARD’S APPROVAL OF THE REORGANIZATION

Based on the considerations described below, the Board has determined that the Reorganization would be in the best interests of each Fund and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board has approved the Reorganization and recommends that Acquired Fund shareholders vote in favor of the Reorganization.

In preparation for a telephonic meeting of the Board held on June 16, 2011 (the “Meeting”) at which the Reorganization was proposed, Nuveen Fund Advisors provided the Board with information regarding the proposed Reorganization, including the rationale therefore and alternatives considered to the Reorganization of the Funds. Prior to approving the Reorganization, the independent board members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. In approving the Reorganization, the Board considered a number of principal factors in reaching its determination, including the following:

•	the similarities and differences in the Funds’ investment objectives and principal investment strategies;

•	the Funds’ relative risks;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds and portfolio managers;

•	the relative fees and expenses of the Funds, including caps on the Funds’ expenses agreed to by Nuveen Fund Advisors;

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•	the anticipated tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder services and shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to Nuveen Fund Advisors and its affiliates as a result of the Reorganization.

Investment Similarities and Differences

Based on the information presented, the Board considered that although the investment objectives of the Acquiring Fund and Acquired Fund differ somewhat, the Funds employ substantially similar investment strategies to achieve their investment objectives. The investment objective of the Acquired Fund is to maximize total return by investing in a diversified portfolio of high yield debt securities. The investment objective of the Acquiring Fund is to provide a high level of current income. In addition, although the investment policies of the Funds are similar, the Board noted certain differences, including potential differences in the types of permissible high yield debt securities and the Funds’ stated limits related to foreign exposure (including emerging market exposure). The Board noted that the Acquiring Fund has flexibility to invest 80% of its net assets in high yield debt securities of all types, whereas the Acquired Fund’s 80% policy is limited to corporate high yield debt securities. In addition, there are also potential differences in the non-U.S. exposure of the two Funds. The Acquired Fund does not have any stated limits on dollar-denominated obligations of foreign corporations and governments, while the Acquiring Fund may only invest up to 25% of its total assets in such obligations. The Acquiring Fund may invest a larger percentage of its assets in issuers located in emerging market countries and may invest in other investment companies. Notwithstanding the differences in objectives and policies, the Board noted that since both Funds are managed by the same portfolio management team following the same investment approach, investing primarily in high yield debt securities, and following similar investment policies, the portfolio composition and performance of the Funds should be similar over time.

Relative Risks

The Board noted that because the Funds’ investment strategies are substantially similar, the principal risks of the Funds are also substantially similar, although the Acquired Fund could have significantly greater foreign exposure, although less emerging market exposure, than the Acquiring Fund, and the Acquiring Fund may be subject to a greater amount of expenses related to investing in other investment companies. Notwithstanding the foregoing, the Board recognizes that Nuveen Fund Advisors anticipates that the risk profiles of the Funds should become more closely aligned going forward given that the same portfolio management team manages both Funds.

Relative Sizes

The Board noted that the Acquiring Fund is significantly larger than the Acquired Fund and that combining the Funds should provide additional benefits to shareholders of both Funds, as fixed operating expenses of the Acquiring Fund following the Reorganization will be spread over a larger asset base. The Reorganization may therefore lower the total expense ratio borne by shareholders of the Acquiring Fund as noted in more detail below.

Investment Performance and Portfolio Managers

The Board considered the investment performance of each Fund. In reviewing past performance, the Board observed that until recently, the Funds were managed by different portfolio management teams. Prior to

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January 1, 2011, the Acquired Fund had been managed by a different portfolio management team than that of the Acquiring Fund. As of January 1, 2011, the portfolio management team of the Acquiring Fund also became the portfolio management team for the Acquired Fund. Because the Funds are now operating under similar policies with the same portfolio management team, the Board recognized that differences between the two Funds may be less significant going forward. In addition, as the portfolio management team of the Acquiring Fund will continue to manage the Acquiring Fund following the Reorganization, the Board considered the Acquiring Fund’s performance compared to a peer group of comparable funds. The Board also considered the differences in yield, earnings and dividends between the Acquiring Fund and the Acquired Fund. The Board noted that the differences can be largely attributed to the fact that the Funds were historically managed by different investment teams with different investment policies. Given the Funds’ portfolio turnover rates and that the Funds are managed by the same portfolio management team, the Board noted that it is anticipated that the yield and earnings differentials between the two Funds should be significantly reduced by the time the Reorganization is consummated as the portfolios become more closely aligned.

Fees and Expense Ratios

The Board considered the fees and expense ratios of each class of the Funds (including estimated expenses of the Acquiring Fund following the Reorganization) and the impact of expense caps. The Board noted that although the management fees of the Acquiring Fund (even after the proposed reduction noted below) are higher than the management fees of the Acquired Fund, the projected net expenses of the Acquiring Fund following the Reorganization are lower than those of the Acquired Fund. This reduction is primarily the result of the much larger average account size of the Acquiring Fund which produces lower transfer agency fees as a percentage of net assets. The Board further noted that the management fee breakpoints in the advisory agreements for the two Funds are the same. Nuveen Fund Advisors has agreed to a 0.10% reduction in the fund-level management fee at each breakpoint if the Reorganization is completed. With this reduction, the proposed Reorganization is expected to result in a decrease in gross expenses for both Funds.

The Board also considered the expense limitation agreements for the Funds, including with respect to the Acquiring Fund following the Reorganization. Although the pro forma expenses of the Acquiring Fund following the Reorganization are expected to be below or at the expense caps of the Acquiring Fund, the Board notes that in connection with the Reorganization, Nuveen Fund Advisors has agreed to an undertaking that, to protect shareholders from any unforeseen increase in expenses, the Acquiring Fund will operate under the current expense caps of the Acquiring Fund for a period of one year from the date of the Reorganization.

The Board also recognized that the management fees for the Funds are comprised of fund-level and complex-level fees. Pursuant to the complex-level fee arrangement, the fees of funds in the Nuveen complex are reduced as eligible assets in the fund complex reach certain levels. The complex-level fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when eligible complex-wide assets increase, even if assets of a particular Fund are unchanged or decrease. The complex-level fees are lower for the Acquired Fund than for the Acquiring Fund because when the Acquiring Fund became part of the Nuveen complex, a portion of the Acquiring Fund’s assets were deemed ineligible for purposes of calculating the effective complex-level fee rate, whereas none of the assets of the Acquired Fund are ineligible. After the Reorganization, the assets of the Acquired Fund will retain their “eligible asset” status and therefore be counted for purposes of calculating the complex-level fee. Accordingly, following the Reorganization, the Acquiring Fund will participate in complex-level fee savings to a greater degree than it did prior to the Reorganization because a lower percentage of the Acquiring Fund’s assets following the Reorganization will be excluded from the complex-level fee calculation.

Tax Consequences of the Reorganization

The Board noted that the Reorganization is expected to be tax-free to shareholders of the participating Funds. The Board further recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. It is anticipated that with respect to the Reorganization, an annual limitation will be imposed on the Acquiring Fund’s utilization of

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the Acquired Fund’s pre-merger capital loss carryforwards, if any. Because the annual limitation, however, is expected to be large in comparison to anticipated loss carryforwards, the application of this limit to the proposed Reorganization is expected to have an insignificant impact on the tax profile of the Acquiring Fund following the Reorganization.

Costs of the Reorganization

The Board considered the projected cost savings in net expenses of each Fund following the Reorganization. In light of these estimated cost savings, the Board considered that the costs of the Reorganization would be allocated between the Funds ratably up to the respective Fund’s projected savings during the first year following the Reorganization, with Nuveen absorbing the remaining Reorganization costs. To the extent that payment of these expenses would cause either the Acquiring Fund or the Acquired Fund to exceed its expense cap, Nuveen Fund Advisors would reimburse the portion of the expenses necessary for the Fund to operate within its expense limit. Based on current expense levels, it is anticipated that Nuveen Fund Advisors will reimburse all expenses charged to the Acquiring Fund and none of the expenses charged to the Acquired Fund. If the Reorganization is not ultimately completed, Nuveen will bear all costs of the proposed Reorganization.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the shareholders of the Funds. In this regard, each Acquired Fund shareholder will receive the same class of shares in the Acquiring Fund equal in value to the shares of the respective class of the Acquired Fund held.

Effect on Shareholder Services and Shareholder Rights

The Board noted that it was anticipated that the services provided to shareholders would generally not change, except to the extent services differed because the Funds have different transfer agents. Shareholders of the Acquired Fund will receive the same class of shares as they held in the Acquiring Fund, subject to the same distribution and service fees. The Board also considered that the Acquiring Fund is a series of a Maryland corporation, whereas the Acquired Fund is a series of a Massachusetts business trust. As a result, the rights of shareholders between the Funds differ. Notwithstanding the foregoing, the principal attributes of a share in each Fund are comparable as shareholders in both Funds are entitled to one vote per share held and fractional votes for fractional shares held.

Alternatives to the Reorganization

The Board could have decided to continue the two Funds in their present form managed by the same management teams or to liquidate one of the overlapping Funds, but did not believe either alternative would be in the best interests of shareholders. The Board recognized that continuing to offer two substantially similar overlapping Funds may cause confusion among the distribution network and sales team and dilute their selling efforts. As a result, one or both Funds may be unable to grow assets, potentially increasing investor overall expenses if assets decrease. With the proposed Reorganization, Nuveen’s distribution and marketing efforts can focus on one high yield bond fund. The shareholders of both Funds can therefore benefit from the potential of greater sales, asset growth and economies of scale that could be achieved in one combined fund rather than diluted between two substantially similar Funds. The Board also could have decided to liquidate a Fund; however, the Board did not believe this option was in the best interests of shareholders as liquidation is a taxable event and the Fund would lose any potential benefit from the Fund’s capital loss carryforwards, if any.

Potential Benefits to Nuveen Fund Advisors and Affiliates

The Board recognized that the Reorganization may result in some benefits and economies for Nuveen Fund Advisors and its affiliates. These may include, for example, a reduction in the level of operational expenses

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incurred for administrative, compliance and portfolio management services as a result of the elimination of the Acquired Fund as a separate Fund in the Nuveen complex. However, the Board also noted that based on pro forma projections, the annual management fees earned by Nuveen Fund Advisors on the Acquiring Fund following the Reorganization, net of fee waivers and expense reimbursements, would be less than the net fees Nuveen Fund Advisors would have earned from the two Funds operating separately. Further, due to the expense cap for the Acquiring Fund, it is anticipated that Nuveen Fund Advisors would ultimately bear some of the Reorganization costs.

Conclusion

The Board, including the independent board members, approved the Reorganization, concluding that the Reorganization is in the best interests of both Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

OTHER INFORMATION

Shareholders of the Funds

The following tables set forth the percentage of ownership of each person who, as of August 4, 2011, the record date with respect to the Special Meeting, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of any class of shares of either Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Reorganization had occurred on August 4, 2011. These amounts may differ on the Closing Date. Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting.

Acquired Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization

Class A Shares	Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn Fund Admin 4800 Deer Lake Dr E, Fl 3 Jacksonville FL 32246-6484	25.05%	13.68%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	9.33%	7.55%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Fl Jersey City, NJ 07311	6.44%	3.52%

	UBS WM USA Attn Department Manager 499 Washington Blvd, Fl 9 Jersey City, NJ 07310-2055	5.43%	2.97%

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Acquired Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization

	American Enterprise Investment Serv P. O. Box 9446 Minneapolis, MN 55440-9446	5.13%	2.80%

Class B Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	33.92%	22.73%

	Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn Fund Admin 4800 Deer Lake Dr E, Fl 3 Jacksonville FL 32246-6484	14.69%	8.22%

	NFS LLC FEBO NFS/FMTC Rollover IRA FBO Thomas E. McKennedy 219 Edgewood Highland Village, TX 75077-6903	5.22%	2.92%

	NFS LLC FEBO FBO Nancy S. Taylor 31 Westwood Lane Murphysboro, IL 62966-3004	5.21%	2.92%

Class C Shares	Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn Fund Admin 4800 Deer Lake Dr E, Fl 3 Jacksonville FL 32246-6484	27.85%	23.91%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	12.21%	11.25%

	Citigroup Global Markets Inc. House Account Attn Peter Booth, 7th Floor 333 West 34th St New York, NY 10001-2402	10.68%	8.49%

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Acquired Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization

	UBS WM USA Attn Department Manager 499 Washington Blvd, Fl 9 Jersey City, NJ 07310-2055	10.26%	8.16%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Fl Jersey City, NJ 07311	7.88%	6.27%

Class I Shares	Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn Fund Admin 4800 Deer Lake Dr E, Fl 3 Jacksonville FL 32246-6484	8.82%	1.13%

	Charles Schwab & Co Inc FBO Customers 4500 Cherry Creek Dr S. Denver, CO 80018	7.56%	0.97%

	Nuveen Moderate Allocation Fund Attn Darlene Cramer 333 West Wacker Drive Chicago, IL 60606-1220	5.70%	0.73%

Class R3 Shares	Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn Fund Admin 4800 Deer Lake Dr E, Fl 3 Jacksonville FL 32246-6484	68.11%	23.27%

	Nuveen Investments, Inc. Attn Darlene Cramer 333 West Wacker Drive Chicago, IL 60606-1220	31.89%	10.89%

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Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization

Class A Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	5.40%	7.55%

	Charles Schwab & Co Inc Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	5.03%	2.29%

Class B Shares	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	20.00%	8.81%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	8.50%	22.73%

	U.S. Bancorp Investments Inc. 60 Livingston Ave Saint Paul MN 55107-2292	6.42%	2.83%

	NFS LLC FEBO Nestas LLLP A Partnership Delane Dan Shaheen Delane Shaheen II 751 Carroll Dr SE Cedar Rapids IA 52403-1486	5.80%	2.55%

	NFS LLC FEBO Selma Melek Karacan 33483 Creekside Dr Lewes DE 19958-3722	5.65%	2.49%

Class C Shares	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	8.62%	23.91%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	7.55%	11.25%

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Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization

Class R3 Shares	U S Bancorp Investments Inc 60 Livingston Ave Saint Paul MN 55107-2292	65.61%	43.20%

	MG Trust Company Cust. Johnson-Quaid Ventures, LLC 700 17TH Street Suite 300 Denver CO 80202-3531	12.26%	8.07%

	MG Trust Co Cust FBO Waterstone Brands Inc 401K 700 17TH St Ste 300 Denver CO 80202-3531	9.65%	6.35%

Class I Shares	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	76.08%	66.35%

	Washington & Co PO Box 1787 Milwaukee WI 53201-1787	12.07%	10.53%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	9.25%	8.07%

At the close of business on August 4, 2011, there were 2,076,321.150 Class A shares, 84,303.561 Class B shares, 2,182,733.602 Class C shares, 3,760,878.691 Class I shares and 8,930.307 Class R3 shares of the Acquired Fund outstanding. As of August 4, 2011, the board members and officers of the Acquired Fund as a group owned less than 1% of the total outstanding shares of the Acquired Fund and as a group owned less than 1% of each class of shares of the Acquired Fund.

At the close of business on August 4, 2011, there were 3,675,982.490 Class A shares, 133,094.742 Class B shares, 1,121,492.146 Class C shares, 50,959,261.899 Class I shares and 33,644.642 Class R3 shares of the Acquiring Fund outstanding. As of August 4, 2011, the board members and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in

34

accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual board member should write to their Fund, to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund (or Funds). If the communication is intended for a specific board member and so indicates, it will be sent only to that board member. If a communication does not indicate a specific board member, it will be sent to the chair of the nominating and governance committee and to the Board’s independent legal counsel for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Acquired Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the Acquired Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800)  257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Acquired Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Approval of the Reorganization will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, with shareholders of each class voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Each valid proxy given by a shareholder of the Acquired Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) do not count as votes “FOR” the proposal and have the same effect as a vote “AGAINST” the proposal. At least a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Acquired Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

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It is not anticipated that any action will be asked of the shareholders of the Acquired Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

If a quorum is not obtained or if a quorum is present but sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the persons named in the proxies determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned, whether or not a quorum is present. If the adjournment is approved, the date, time and place of the new meeting will be announced at the time of adjournment, and no further notice of the new meeting time and date will be given to shareholders.

Proxies of shareholders of the Acquired Fund are solicited by the Board. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

September 12, 2011

Please sign and return your proxy promptly.

Your vote is important and your participation

in the affairs of your Fund does make a difference.

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APPENDIX I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of                     , 2011 by Nuveen Investment Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of Nuveen High Income Bond Fund, a series of the Corporation (the “Acquiring Fund”), Nuveen Investment Trust III, a Massachusetts business trust (the “Trust”), on behalf of Nuveen High Yield Bond Fund, a series of the Trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”), and Nuveen Fund Advisors, Inc., the investment adviser to the Funds (for purposes of Section 9.1 of the Agreement only).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class I and Class R3 voting shares of common stock, par value $0.0001 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Acquired Fund, in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquired Fund is a separate series of the Trust and the Acquiring Fund is a separate series of the Corporation, and the Trust and the Corporation are each an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the “Acquired Fund Board”) and the Directors of the Corporation (the “Acquiring Fund Board”) have made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Acquired Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND

LIABILITIES AND TERMINATION AND LIQUIDATION OF THE ACQUIRED FUND

1.1      THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class I and Class R3 Acquiring Fund Shares, computed in the manner set forth in Section 2.3 herein; and (ii) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3. All Acquiring

Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Acquired Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2      ASSETS TO BE TRANSFERRED. The Acquired Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date as such term is defined in Section 3.1.

The Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or Nuveen Fund Advisors, Inc. (the “Adviser”), such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Acquired Fund.

1.3      LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4      LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) the Acquired Fund will distribute to its shareholders of record with respect to each class of shares, determined as of the close of business on the Closing Date, as such term is defined in Section 3.1 (the “Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to Section 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distribution will be accomplished with respect to each class of shares of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders and all issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5      OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount computed in the manner set forth in Section 2.3.

1.6      TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7      TERMINATION.    The Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.8      BOARD REPORTING.    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.9      BOOKS AND RECORDS.    All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS.    The value of the Acquired Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2      VALUATION OF SHARES.    The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3      SHARES TO BE ISSUED.    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets net of liabilities with respect to each class of shares of the Acquired Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund share of the same class determined in accordance with Section 2.2.

2.4      EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1      CLOSING DATE.    The Closing shall occur on October 7, 2011 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2      CUSTODIAN’S CERTIFICATE.    The Acquired Fund shall cause State Street Bank & Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3      TRANSFER AGENT’S CERTIFICATE.  The Acquired Fund shall cause Boston Financial Data Services, as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the Class A, Class B, Class C, Class I and Class R3 Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause U.S. Bancorp Fund Services, LLC, its transfer agent, to issue and deliver to the Acquired Fund a confirmation evidencing the Class A, Class B, Class C, Class I and Class R3 Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4      DELIVERY OF ADDITIONAL ITEMS.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Acquired Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust, as amended (“Declaration of Trust”).

(c)      The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)      Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(f)      No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)      The financial statements of the Acquired Fund as of September 30, 2010, and for the year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of September 30, 2010, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements. The unaudited financial statements of the Acquired Fund as of March 31, 2011, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of March 31, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)      Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i)      All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above.  To the best of the Acquired

Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(j)      All issued and outstanding shares of the Acquired Fund are, and as of the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund). All the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(k)      At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund including the determinations of the Acquired Fund Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by the Acquired Fund shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)      For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND.    The Corporation, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)      The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b)      The Acquiring Fund is a separate series of the Corporation duly authorized in accordance with the applicable provisions of the Corporation’s Articles of Incorporation, as amended (“Articles”).

(c)      The Corporation is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Corporation’s Articles or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)      The financial statements of the Acquiring Fund as of June 30, 2011 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of June 30, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)      Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)      At the date hereof, all federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)      All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Acquiring Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)      The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(l)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)      For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code and will be eligible to, and will, do so for the taxable year that includes the Closing Date.

(o)      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1      OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 8.5, each of the Acquiring Fund and the Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2      APPROVAL OF SHAREHOLDERS.     The Trust will call a special meeting of the Acquired Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3      INVESTMENT REPRESENTATION.    The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4      ADDITIONAL INFORMATION.    The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5      FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6      STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7      PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8      TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquired Fund, the Trust, the Acquiring Fund or the Corporation shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund, the Trust, the Acquiring Fund and the Corporation will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated herein in Section 8.9.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1      All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Corporation’s President or Vice President and its Controller, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1      All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Trust’s President or Vice President and the Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2      The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Acquired Fund and the Acquiring Fund hereunder shall also be subject to the following:

8.1      This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the

Acquired Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

8.2      On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4      The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5      The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6      The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Senior Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Corporation’s President or Senior Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquired Fund shall reasonably request.

8.7      The Acquiring Fund shall have received on the Closing Date an opinion from counsel, dated as of the Closing Date, substantially to the effect that:

(a)      The Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts.

(b)      The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms.

(c)      The execution and delivery of the Agreement by the Trust, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(d)      To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

8.8      The Acquired Fund shall have received on the Closing Date an opinion from counsel, dated as of the Closing Date, substantially to the effect that:

(a)      The Corporation is a corporation validly existing and in good standing under the laws of Maryland.

(b)      The Agreement has been duly authorized, executed and delivered by the Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms.

(c)      The execution and delivery of the Agreement by the Corporation, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Corporation’s Articles or By-Laws.

(d)      To the knowledge of such counsel, and without any independent investigation, (i) the Corporation is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the State of Maryland for the issuance of Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

8.9      The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata distribution to the Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)      No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)      No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)      The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder or any Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.9.

ARTICLE IX

EXPENSES

9.1      Each of Acquired Fund and Acquiring Fund will pay expenses incurred in connection with the Reorganization based on its portion of the projected annual costs savings to the Funds resulting from the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. If the Reorganization is not consummated, Nuveen Fund Advisors, Inc. will bear the expenses incurred in connection with the Reorganization.

9.2      Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3      Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust’s President or Vice President and the Corporation’s President or Vice President without further action by the Acquired Fund Board or Acquiring Fund Board. In addition, either Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a)      a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)      a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)      a determination by the Acquired Fund Board or Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Acquired Fund or Acquiring Fund, respectively.

11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Trustees, the Acquired Fund, the Corporation, the Directors, the Acquiring Fund, the Adviser, or the Trust’s, Corporation’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust and officers of the Corporation as specifically authorized by the Acquired Fund Board or Acquiring Fund Board; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1    The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of the Acquired Fund, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of the Acquired Fund, and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Trust’s Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT TRUST III, on behalf of Nuveen High Yield Bond Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

NUVEEN INVESTMENT FUNDS, INC., on behalf of Nuveen High Income Bond Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

HYBF-1011

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, IL, 60606 on October 28, 2011

Please detach at perforation before mailing.

PROXY	NUVEEN HIGH YIELD BOND FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2011	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen High Yield Bond Fund, revoking previous proxies, hereby appoints Kevin J. McCarthy, Kathleen Prudhomme and Christopher Rohrbacher, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen High Yield Bond Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on October 28, 2011, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen High Yield Bond Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Nuveen High Yield Bond Fund

Shareholders Meeting to Be Held on October 28, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/nuv22802

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The Board of Trustees recommends a vote “FOR” the following proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: ¢

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of Nuveen High Yield Bond Fund (the “Acquired Fund”) to Nuveen High Income Bond Fund (the “Acquiring Fund”) in exchange solely for voting shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the Acquiring Fund to the holders of shares of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund.	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Doc Code]

NUVEEN CORE BOND FUND

NUVEEN HIGH INCOME BOND FUND

NUVEEN INFLATION PROTECTED SECURITIES FUND

NUVEEN INTERMEDIATE GOVERNMENT BOND FUND

NUVEEN INTERMEDIATE TERM BOND FUND

NUVEEN SHORT TERM BOND FUND

NUVEEN TOTAL RETURN BOND FUND

SUPPLEMENT DATED APRIL 11, 2011

TO THE PROSPECTUS DATED MARCH 21, 2011

AS PREVIOUSLY SUPPLEMENTED

WITH RESPECT TO THE NUVEEN SHORT TERM BOND FUND

ON APRIL 4, 2011

1.	In the section “How You Can Buy and Sell Shares—What Share Classes We Offer—Class I Shares,” the following paragraph is added after the second paragraph.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

2.	On April 30, 2011, the name of the funds’ distributor will change from Nuveen Investments, LLC to Nuveen Securities, LLC.

3.	The section entitled “General Information—Net Asset Value” is hereby replaced in its entirety with the following:

The price you pay for your shares is based on the fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of the fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund’s Board of Directors or its designee.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of Directors. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer, or market activity provided by the fund’s investment adviser or sub-adviser. Equity securities generally are valued at the last reported sales price or official closing price on an exchange, if available. Foreign securities and currency held by the fund will be valued in U.S. dollars based on foreign currency exchange rate quotations supplied by an independent quotation service.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by the fund at its fair value as determined in good faith by the Board of Directors or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news. For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. The fund may rely on an independent fair valuation service in making any such fair value determinations.

If the fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FINC-0411P

Mutual Funds

Prospectus

March 21, 2011

Nuveen Income Funds

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Core Bond Fund	FAFIX	FFIBX	FFAIX	FFISX	FFIIX
Nuveen High Income Bond Fund	FJSIX	FJSBX	FCSIX	FANSX	FJSYX
Nuveen Inflation Protected Securities Fund	FAIPX	—	FCIPX	FRIPX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	—	FYGCX	FYGRX	FYGYX
Nuveen Intermediate Term Bond Fund	FAIIX	—	NTIBX	—	FINIX
Nuveen Short Term Bond Fund	FALTX	—	FBSCX	—	FLTIX
Nuveen Total Return Bond Fund	FCDDX	FCBBX	FCBCX	FABSX	FCBYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Section 1    Fund Summaries

Nuveen Core Bond Fund

Investment Objective

The investment objective of the fund is to provide investors with high current income consistent with limited risk to capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the prospectus, “How to Reduce Your Sales Charge” on page 58 of the prospectus and “Purchase and Redemption of Fund Shares” on page 103 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.08%	0.08%	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	0.96%	1.71%	1.71%	1.21%	0.71%
1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 year	$519	$674	$174	$123	$73	$519	$174	$174	$123	$73
3 years	$718	$839	$539	$384	$227	$718	$539	$539	$384	$227
5 years	$933	$1,028	$928	$665	$395	$933	$928	$928	$665	$395
10 years	$1,553	$1,821	$2,019	$1,466	$883	$1,553	$1,821	$2,019	$1,466	$883

Section 1    Fund Summaries

3

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds, such as:

•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

•	residential and commercial mortgage-backed securities.

•	asset-backed securities.

•	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Up to 10% of the fund’s total assets may be invested collectively in the following categories of bonds:

•

securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund’s adviser (securities commonly referred to as “high yield” or “junk bonds”). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.

•	non-dollar denominated debt obligations of foreign corporations and governments.

•

debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the fund’s current benchmark index will be considered to be located in an emerging market country.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

The fund’s sub-adviser selects securities using a “top-down” approach, which begins with the formulation of the sub-adviser’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the sub-adviser selects individual securities within these sectors or industries.

The fund invests primarily in bonds rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the fund’s total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund’s sub-adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality. Unrated securities will not exceed 25% of the fund’s total assets.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

4

Section 1    Fund Summaries

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Currency Risk—Changes in currency exchange rates may affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the fund’s share price, and it may have an adverse impact on performance unless the sub-adviser correctly predicts mortgage prepayments and interest rates.

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Non-U.S. Investment Risk/Emerging Market Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Section 1    Fund Summaries

5

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 13.06% and -6.39%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Barclays Capital Aggregate Bond Index, the fund’s benchmark index, which is a broad measure of market performance. The Barclays Capital Aggregate Bond Index is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

6

Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Nuveen Core Bond Fund:
Class A (return before taxes)	12/22/87	3.08%	4.58%	4.82%	N/A
Class A (return after taxes on distributions)		1.65%	2.85%	3.09%	N/A
Class A (return after taxes on distributions and sale of fund shares)		1.98%	2.86%	3.07%	N/A
Class B (return before taxes)	8/15/94	1.87%	4.53%	4.48%	N/A
Class C (return before taxes)	2/1/99	6.82%	4.68%	4.48%	N/A
Class R3 (return before taxes)	9/24/01	7.38%	5.27%	N/A	4.69%
Class I (return before taxes)	2/4/94	7.96%	5.74%	5.53%	N/A
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		6.54%	5.80%	5.84%	5.46%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

	Title	Portfolio Manager of Fund Since:
Chris J. Neuharth, CFA	Managing Director	October 2002

Timothy A. Palmer, CFA	Managing Director	May 2003

Wan-Chong Kung, CFA	Senior Vice President	June 2001

Jeffrey J. Ebert	Senior Vice President	December 2005

Section 1    Fund Summaries

7

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8

Section 1    Fund Summaries

Nuveen High Income Bond Fund

Investment Objective

The investment objective of the fund is to provide investors with a high level of current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the prospectus, “How to Reduce Your Sales Charge” on page 58 of the prospectus and “Purchase and Redemption of Fund Shares” on page 103 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.19%	0.19%	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses[3]	1.27%	2.02%	2.02%	1.52%	1.02%
Fee Waivers and/or Expense Reimbursements	(0.13)%	(0.13)%	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	1.14%	1.89%	1.89%	1.39%	0.89%
1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

4	The fund’s investment adviser has contractually agreed to waive fees and reimburse other fund expenses through March 31, 2012 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 1.10%, 1.85%, 1.85%, 1.35%, and 0.85% for Class A, Class B, Class C, Class R3, and Class I shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

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9

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$586	$692	$192	$142	$91	$586	$192	$192	$142	$91
3 Years	$846	$921	$621	$468	$312	$846	$621	$621	$468	$312
5 Years	$1,127	$1,176	$1,076	$817	$551	$1,127	$1,076	$1,076	$817	$551
10 Years	$1,925	$2,144	$2,338	$1,801	$1,236	$1,925	$2,144	$2,338	$1,801	$1,236

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 132% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities of “junk bonds”). These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The fund may invest in exchange-traded funds, closed-end funds, and other investment companies (“investment companies”).

The fund’s sub-adviser employs a bottom up approach to investing. The sub-adviser devotes more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the fund’s total assets may be invested in dollar denominated debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the fund’s current benchmark index will be considered to be located in an emerging market country.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these

10

Section 1    Fund Summaries

derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Additional Expenses—When the fund invests in other investment companies, you bear both your proportionate share of fund expenses and, indirectly, the expenses of the other investment companies.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Currency Risk—Changes in currency exchange rates may affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Non-U.S. Investment Risk/Emerging Market Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

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11

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the nine-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 21.96% and -19.17%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Barclays Capital High Yield 2% Issuer Capped Index, the fund’s benchmark index, which is a broad measure of market performance. The Barclays Capital High Yield 2% Issuer Capped Index is an unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment-grade debt with at least on year to final maturity with total index allocation to an issuer being limited to 2%. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

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Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010[1]
	Inception Date	1 Year	5 Years	Since Inception (Class A, Class B, Class C, and Class I)	Since Inception (Class R3)
Nuveen High Income Bond Fund:
Class A (return before taxes)	8/30/01	9.84%	6.53%	6.50%	N/A
Class A (return after taxes on distributions)		7.02%	3.62%	3.59%	N/A
Class A (return after taxes on distributions and sale of fund shares)		6.35%	3.80%	3.74%	N/A
Class B (return before taxes)	8/30/01	9.35%	6.61%	6.29%	N/A
Class C (return before taxes)	8/30/01	14.58%	6.79%	6.28%	N/A
Class R3 (return before taxes)	9/24/01	15.03%	7.32%	N/A	7.47%
Class I (return before taxes)	8/30/01	15.64%	7.85%	7.33%	N/A
Barclays Capital High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)		14.94%	8.90%	9.04%	8.97%
1	Performance presented prior to 3/14/03 represents that of First American High Yield Bond Fund, which merged into the fund on that date.

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

	Title	Portfolio Manager of Fund Since:
John T. Fruit, CFA	Senior Vice President	November 2005
Jeffrey T. Schmitz, CFA	Vice President	January 2008

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13

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Section 1    Fund Summaries

Nuveen Inflation Protected Securities Fund

Investment Objective

The investment objective of the fund is to provide investors with total return while providing protection against inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the prospectus, “How to Reduce Your Sales Charge” on page 58 of the prospectus and “Purchase and Redemption of Fund Shares” on page 103 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.26%	0.26%	0.26%	0.26%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.17%	1.92%	1.42%	0.92%
Fee Waivers and/or Expense Reimbursements	(0.31)%	(0.31)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	0.86%	1.61%	1.11%	0.61%
1	The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

4	The fund’s investment adviser has contractually agreed to waive fees and reimburse other fund expenses through March 31, 2012 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.85%, 1.60%, 1.10%, and 0.60% for Class A, Class C, Class R3, and Class I shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Section 1    Fund Summaries

15

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$509	$164	$113	$62	$509	$164	$113	$62
3 Years	$751	$573	$419	$262	$751	$573	$419	$262
5 Years	$1,013	$1,008	$747	$479	$1,013	$1,008	$747	$479
10 Years	$1,759	$2,218	$1,675	$1,103	$1,759	$2,218	$1,675	$1,103

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The fund’s investments in U.S. Government inflation protected securities will include U.S. Treasury inflation protected securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

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Section 1    Fund Summaries

Up to 20% of the fund’s assets may be invested in holdings that are not inflation protected. These holdings may include the following:

•	domestic and foreign corporate debt obligations.

•	securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

•	debt obligations of foreign governments.

•	residential and commercial mortgage-backed securities.

•	asset-backed securities.

•	derivative instruments, as discussed below.

When selecting securities for the fund, the fund’s sub-adviser uses a “top-down” approach, looking first at general economic factors and market conditions. The sub-adviser then selects securities that it believes have strong relative value based on an analysis of a security’s characteristics (such as principal value, coupon rate, maturity, duration and yield) in light of these general economic factors and market conditions. The sub-adviser will sell securities if the securities no longer meet these criteria, if other investments appear to be a better relative value, to manage the duration of the fund, or to meet redemption requests.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. However, up to 10% of the fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Quality determinations regarding unrated securities will be made by the fund’s sub-adviser.

The fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

The fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between eight and fifteen years and an average effective duration of between four and ten years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps, collars, and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates, inflation and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Section 1    Fund Summaries

17

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Currency Risk—Changes in currency exchange rates may affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates. In addition, because the interest and/or principal payments on inflation protected securities are adjusted periodically for changes in inflation, the income distributed by the fund may be irregular. In a period of sustained deflation, the inflation protected securities held by the fund, and consequently the fund itself, may not pay any income.

Index Methodology Risk—There can be no assurance that the U.S. or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease. Inflation protected securities may react differently from other debt securities to changes in interest rates. Generally, the value of an inflation protected security is affected by changes in “real” interest rates, which are stated interest rates reduced by the expected impact of inflation. Values of these securities normally fall when real interest rates rise and rise when real interest rates fall.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Non-U.S. Investment Risk/Emerging Market Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Tax Consequences of Inflation Adjustments—Because inflation adjustments to the principal amount of an inflation protected security will be included in the fund’s income, the fund may have to make income distributions to shareholders that exceed the cash it receives.

18

Section 1    Fund Summaries

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the six-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 5.25% and -4.18%, respectively, for the quarters ended March 31, 2008 and December 31, 2008.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Barclays Capital U.S. TIPs Index, the fund’s benchmark index, which is a broad measure of market performance. The Barclays Capital U.S. TIPs Index is an unmanaged index consisting of inflation-protected securities issued by the U.S. Treasury that have at least one year to final maturity. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Section 1    Fund Summaries

19

		Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	Since Inception
Nuveen Inflation Protected Securities Fund:
Class A (return before taxes)	10/1/04	2.36%	3.95%	3.95%
Class A (return after taxes on distributions)		1.32%	2.66%	2.56%
Class A (return after taxes on distributions and sale of fund shares)		1.51%	2.60%	2.54%
Class C (return before taxes)	10/1/04	6.13%	4.04%	3.86%
Class R3 (return before taxes)	10/1/04	6.01%	4.46%	4.32%
Class I (return before taxes)	10/1/04	7.15%	5.08%	4.90%
Barclays Capital U.S. TIPs Index (reflects no deduction for fees, expenses or taxes)		6.31%	5.33%	5.22%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Wan-Chong Kung, CFA	Senior Vice President	October 2004
Chad W. Kemper	Assistant Vice President	October 2010

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

20

Section 1    Fund Summaries

Nuveen Intermediate Government Bond Fund

Investment Objective

The investment objective of the fund is to provide investors with current income to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the prospectus, “How to Reduce Your Sales Charge” on page 58 of the prospectus and “Purchase and Redemption of Fund Shares” on page 103 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses[3]	1.20%	1.95%	1.45%	0.95%
Fee Waivers and/or Expense Reimbursements	(0.45)%	(0.35)%	(0.35)%	(0.35)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	0.75%	1.60%	1.10%	0.60%
1	The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

4	The fund’s investment adviser has contractually agreed to waive fees and reimburse other fund expenses through March 31, 2012 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.75%, 1.60%, 1.10%, and 0.60% for Class A, Class C, Class R3, and Class I shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors. In addition, the fund’s distributor has contractually agreed to limit its Class A share 12b-1 fees to 0.15% of average daily net assets through March 31, 2012.

Section 1    Fund Summaries

21

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$374	$163	$112	$61	$374	$163	$112	$61
3 Years	$626	$578	$424	$268	$626	$578	$424	$268
5 Years	$898	$1,020	$759	$491	$898	$1,020	$759	$491
10 Years	$1,672	$2,247	$1,705	$1,134	$1,672	$2,247	$1,705	$1,134

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government bonds. U.S. government bonds are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including the following:

•	U.S. Treasury obligations.

•	Mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

•

Non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.

U.S. Treasury obligations and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuing agency or instrumentality.

The fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. Such securities will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s sub-adviser.

In selecting securities for the fund, the fund’s sub-adviser first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the sub-adviser evaluates factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity between three and ten years and an effective duration of between two and one-half and seven years. The fund’s weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

22

Section 1    Fund Summaries

To generate additional income, the fund may invest up to 10% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize the following derivatives: futures contracts; options on futures contracts, swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts that are traded on domestic securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio, or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use derivatives to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the fund’s share price, and it may have an adverse impact on performance unless the sub-adviser correctly predicts mortgage prepayments and interest rates.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Section 1    Fund Summaries

23

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/ lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the eight-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 5.92% and -2.41%, respectively, for the quarters ended December 31, 2008 and June 30, 2004.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Barclays Capital Intermediate Government Bond Index, the fund’s benchmark index, which is a broad measure of market performance. The Barclays Capital Intermediate Government Bond Index is an unmanaged index comprised of 70% U.S. Treasury securities and 30% agency securities, all with remaining maturities of between on year and ten years. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Effective August 31, 2009, the fund’s investment objective was changed from providing “current income that is exempt from state income tax” to providing “current income,” in each case to the extent consistent with preservation of capital. As of the same date, the fund’s investment strategies were significantly broadened, consistent with this new investment objective. As a result, the performance information presented below reflects the performance of an investment portfolio that, prior to August 31, 2009, differed materially from the fund’s portfolio thereafter.

24

Section 1    Fund Summaries

		Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	Since Inception (Class A & Class I)	Since Inception (Class C & Class R3)
Nuveen Intermediate Government Bond Fund:
Class A (return before taxes)	10/25/02	2.18%	4.35%	3.42%	N/A
Class A (return after taxes on distributions)		1.37%	3.15%	1.88%	N/A
Class A (return after taxes on distributions and sale of fund shares)		1.41%	3.02%	2.11%	N/A
Class C (return before taxes)	10/28/09	4.42%	N/A	N/A	3.10%
Class R3 (return before taxes)	10/28/09	4.82%	N/A	N/A	3.51%
Class I (return before taxes)	10/25/02	5.46%	5.14%	3.96%	N/A
Barclays Capital Intermediate Government Bond Index (reflects no deduction for fees, expenses or taxes)		4.98%	5.41%	4.31%	3.76%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

	Title	Portfolio Manager of Fund Since:
Wan-Chong Kung, CFA	Senior Vice President	November 2002

Chris J. Neuharth, CFA	Managing Director	August 2009

Jason J. O’Brien, CFA	Vice President	August 2009

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Section 1    Fund Summaries

25

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

26

Section 1    Fund Summaries

Nuveen Intermediate Term Bond Fund

Investment Objective

The investment objective of the fund is to provide investors with current income to the extent consistent with preservation of capital.
Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the prospectus, “How to Reduce Your Sales Charge” on page 58 of the prospectus and “Purchase and Redemption of Fund Shares” on page 103 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	0.96%	1.71%	0.71%
Fee Waivers and/or Expense Reimbursements[4]	(0.10)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.86%	1.71%	0.71%
1	The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

4	The fund’s distributor has contractually agreed to limit its Class A share 12b-1 fees to 0.15% of average daily net assets through March 31, 2012.

Section 1    Fund Summaries

27

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$385	$174	$73	$385	$174	$73
3 Years	$587	$539	$227	$587	$539	$227
5 Years	$806	$928	$395	$806	$928	$395
10 Years	$1,434	$2,019	$883	$1,434	$2,019	$883

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds, such as:

•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

•	residential and commercial mortgage-backed securities.

•	asset-backed securities.

•	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Bonds in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s sub-adviser. If the rating of a security is reduced or discounted after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the fund’s adviser. Unrated securities will not exceed 25% of the fund’s total assets.

The fund’s sub-adviser selects securities using a “top-down” approach, which begins with the formulation of the sub-adviser’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the sub-adviser selects individual securities within these sectors or industries.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The fund’s weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

28

Section 1    Fund Summaries

To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the fund’s share price, and it may have an adverse impact on performance unless the sub-adviser correctly predicts mortgage prepayments and interest rates.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Non-U.S. Investment Risk/Emerging Market Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Section 1    Fund Summaries

29

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class I shares. The performance of the other share classes will differ due to their different expense structures.

Class I Annual Total Return

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 9.78% and -5.19%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Barclays Capital Intermediate Government/Credit Bond Index, the fund’s benchmark index, which is a broad measure of market performance. The Barclays Capital Intermediate Government/Credit Bond Index is an unmanaged index of investment grade, fixed income securities with maturities ranging from one to ten years. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class I shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Performance is not shown for Class C shares, which have not been offered for a full calendar year.

		Average Annual Total Returns for the Periods Ended December 31, 2010[1]
	Inception Date	1 Year	5 Years	10 Years
Nuveen Intermediate Term Bond Fund:
Class A (return before taxes)	1/9/95	3.25%	4.78%	4.72%
Class I (return before taxes)	1/5/93	6.61%	5.58%	5.21%
Class I (return after taxes on distributions)		5.29%	3.94%	3.53%
Class I (return after taxes on distributions and sale of fund shares)		4.28%	3.79%	3.46%
Barclays Capital Intermediate Gov’t/Credit Bond Index (reflects no deduction for fees, expenses or taxes)		5.89%	5.53%	5.51%
1	Performance presented prior to 9/24/01 represents that of the Firstar Intermediate Bond Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.

30

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

	Title	Portfolio Manager of Fund Since:
Wan-Chong Kung, CFA	Senior Vice President	October 2002

Jeffrey J. Ebert	Senior Vice President	February 2000

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

31

Nuveen Short Term Bond Fund

Investment Objective

The investment objective of the fund is to provide investors with current income while maintaining a high degree of principal stability.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the prospectus, “How to Reduce Your Sales Charge” on page 58 of the prospectus and “Purchase and Redemption of Fund Shares” on page 103 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.48%	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	0.84%	1.59%	0.59%
Fee Waivers and/or Expense Reimbursements[4]	(0.10)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.74%	1.59%	0.59%
1	The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

4	The fund’s distributor has contractually agreed to limit its Class A share 12b-1 fees to 0.15% of average daily net assets through March 31, 2012.

32

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$299	$162	$60	$299	$162	$60
3 Years	$477	$502	$189	$477	$502	$189
5 Years	$671	$866	$329	$671	$866	$329
10 Years	$1,230	$1,889	$738	$1,230	$1,889	$738

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds, such as:

•	residential and commercial mortgage-backed securities.

•	asset-backed securities.

•	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

•	U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

•	municipal securities.

Up to 20% of the fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund’s sub-adviser (securities commonly referred to as “high yield” or “junk bonds”). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.

The fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to non-U.S. dollar currencies).

The fund’s sub-adviser selects securities using a “top-down” approach which begins with the formulation of the sub-adviser’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the sub-adviser selects individual securities within these sectors or industries.

Section 1    Fund Summaries

33

The fund invests primarily in debt securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the fund’s total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund’s sub-adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 5% of the fund’s total assets.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund’s weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Currency Risk—Changes in currency exchange rates may affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

34

Section 1    Fund Summaries

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Non-U.S. Investment Risk/Emerging Market Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 5.45% and -3.37%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Barclays Capital 1-3 Year Government/Credit Bond Index, the fund’s benchmark index, which is a broad measure of market performance. The Barclays Capital 1-3 Year Government/Credit Bond Index is an unmanaged index of investment grade, fixed income securities with maturities ranging from one to three years. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

35

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C)
Nuveen Short Term Bond Fund:
Class A (return before taxes)	12/14/92	0.99%	3.62%	3.54%	N/A
Class A (return after taxes on distributions)		0.12%	2.28%	2.19%	N/A
Class A (return after taxes on distributions and sale of fund shares)		0.64%	2.30%	2.20%	N/A
Class C (return before taxes)	10/28/09	2.45%	N/A	N/A	2.58%
Class I (return before taxes)	2/4/94	3.48%	4.27%	3.94%	N/A
Barclays Capital 1-3 Year Gov’t/Credit Bond Index (reflects no deduction for fees, expenses or taxes)		2.80%	4.53%	4.34%	2.47%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

	Title	Portfolio Manager of Fund Since:
Chris J. Neuharth, CFA	Managing Director	March 2004

Peter L. Agrimson, CFA	Assistant Vice President	October 2010

36

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

37

Nuveen Total Return Bond Fund

Investment Objective

The investment objective of the fund is to provide investors with a high level of current income consistent with prudent risk to capital. While the fund may realize some capital appreciation, the fund primarily seeks to achieve total return through preserving capital and generating income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the prospectus, “How to Reduce Your Sales Charge” on page 58 of the prospectus and “Purchase and Redemption of Fund Shares” on page 103 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	0.98%	1.73%	1.73%	1.23%	0.73%
Fee Waivers and/or Expense Reimbursements	(0.08)%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	0.90%	1.73%	1.73%	1.23%	0.73%
1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

4	The fund’s investment adviser has contractually agreed to reimburse Class A share 12b-1 fees through March 31, 2012 to the extent necessary so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.89% for Class A shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

38

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$513	$676	$176	$125	$75	$513	$176	$176	$125	$75
3 Years	$716	$845	$545	$390	$233	$716	$545	$545	$390	$233
5 Years	$936	$1,039	$939	$676	$406	$936	$939	$939	$676	$406
10 Years	$1,568	$1,842	$2,041	$1,489	$906	$1,568	$1,842	$2,041	$1,489	$906

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in the following types of bonds:

•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

•	residential and commercial mortgage-backed securities.

•	asset-backed securities.

•	domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

•	debt obligations of foreign governments.

Up to 30% of the fund’s total assets may be invested collectively in the following categories of bonds, provided that the fund will not invest more than 20% of its total assets in any single category:

•

securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund’s sub-adviser (securities commonly referred to as “high yield” or “junk bonds”). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.

•

non-dollar denominated debt obligations of foreign corporations and governments. (The fund may invest without limitation in U.S. dollar denominated securities of foreign issuers that are not located in emerging market countries.)

•

debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the fund’s current benchmark index will be considered to be located in an emerging market country.

The fund’s sub-adviser makes buy, sell, and hold decisions using a “top-down” approach, which begins with the formulation of the sub-adviser’s general economic outlook. Following this, various sectors and industries are analyzed

Section 1    Fund Summaries

39

and selected for investment. Finally, the sub-adviser selects individual securities within these sectors or industries. The sub-adviser also analyzes expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 20% of the fund’s total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund’s sub-adviser. Unrated securities will not exceed 25% of the fund’s total assets.

To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Currency Risk—Changes in currency exchange rates may affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the fund’s share price, and it may have an adverse impact on performance unless the sub-adviser correctly predicts mortgage prepayments and interest rates.

40

Section 1    Fund Summaries

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Non-U.S. Investment Risk/Emerging Market Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 22.45% and -8.60%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Barclays Capital Aggregate Bond Index, the fund’s benchmark index, which is a broad measure of market performance. The Barclays Capital Aggregate Bond Index is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

41

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Nuveen Total Return Bond Fund:
Class A (return before taxes)	2/1/00	4.49%	5.80%	5.93%	N/A
Class A (return after taxes on distributions)		2.87%	3.75%	3.76%	N/A
Class A (return after taxes on distributions and sale of fund shares)		2.88%	3.69%	3.72%	N/A
Class B (return before taxes)	2/1/00	3.14%	5.73%	5.56%	N/A
Class C (return before taxes)	2/1/00	8.15%	5.93%	5.58%	N/A
Class R3 (return before taxes)	9/24/01	8.69%	6.39%	N/A	5.97%
Class I (return before taxes)	2/1/00	9.28%	6.97%	6.64%	N/A
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		6.54%	5.80%	5.84%	5.46%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

	Title	Portfolio Manager of Fund Since:
Timothy A. Palmer, CFA	Managing Director	May 2005

Jeffrey J. Ebert	Senior Vice President	February 2000

Marie A. Newcome, CFA	Vice President	October 2010

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Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Section 2     How We Manage Your Money

To help you better understand the funds, this section includes a detailed discussion of the funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the funds. Nuveen Fund Advisors oversees the management of the funds’ portfolios, manages the funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the funds. Nuveen Asset Management manages the investment of the funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The funds were formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, and certain Nuveen affiliates, Nuveen Fund Advisors acquired a portion of the asset management business of FAF (the “Transaction”).

The portfolio managers primarily responsible for the funds’ management are:

Nuveen Core Bond Fund. Chris J. Neuharth, CFA, Managing Director of Nuveen Asset Management, has been a portfolio manager of the fund since October 2002. Mr. Neuharth entered the financial services industry in 1983 and rejoined FAF in 2000. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Timothy A. Palmer, CFA, Managing Director of Nuveen Asset Management, has been a portfolio manager of the fund since May 2003. He entered the financial services industry in 1986 and joined FAF in 2003. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Wan-Chong Kung, CFA, Senior Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since June 2001. She entered the financial services industry in 1992 and joined FAF in 1993. She joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Jeffrey J. Ebert, CFA, Senior Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since December 2005. He entered

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the financial services industry when he joined FAF in 1991. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Nuveen High Income Bond Fund. John T. Fruit, CFA, Senior Vice President of Nuveen Asset Management, been a portfolio manager of the fund since November 2005. Mr. Fruit entered the financial services industry in 1988 and joined FAF in 2001. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Jeffrey T. Schmitz, CFA, Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since January 2008. He entered the financial services industry in 1987. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction. Prior to joining FAF in 2006, Mr. Schmitz worked as a senior credit research analyst at Deephaven Capital Management, as a trading risk manager at Cargill Financial Services, and in various risk oversight roles with the Office of the Comptroller of the Currency.

Nuveen Inflation Protected Securities Fund. Wan-Chong Kung has been a portfolio manager of the fund since October 2004. Information on Ms. Kung appears above under “Nuveen Core Bond Fund.”

Chad W. Kemper, Assistant Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since October 2010. He entered the financial services industry when he joined FAF in 1999. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Nuveen Intermediate Government Bond Fund. Wan-Chong Kung has been a portfolio manager of the fund since November 2002. Information on Ms. Kung appears above under “Nuveen Core Bond Fund.”

Chris J. Neuharth has been a portfolio manager of the fund since August 2009. Information on Mr. Neuharth appears above under “Nuveen Core Bond Fund.”

Jason J. O’Brien, CFA, Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since August 2009. He entered the financial services industry when he joined FAF in 1993. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Nuveen Intermediate Term Bond Fund. Wan-Chong Kung has been a portfolio manager of the fund since November 2002. Information on Ms. Kung appears above under “Nuveen Core Bond Fund.”

Jeffrey J. Ebert has been a portfolio manager of the fund since February 2000. Information on Mr. Ebert appears above under “Nuveen Core Bond Fund.”

Nuveen Short Term Bond Fund. Chris J. Neuharth has been a portfolio manager of the fund since March 2004. Information on Mr. Neuharth appears above under “Nuveen Core Bond Fund.”

Peter L. Agrimson, CFA, Assistant Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since October 2010. He began working in the financial services industry in 2005 and joined FAF in 2009. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction. Prior to that he served as credit analyst at Long Lake Partners, LLC.

Nuveen Total Return Bond Fund. Timothy A. Palmer has been a portfolio manager of the fund since May 2005. Information on Mr. Palmer appears above under “Nuveen Core Bond Fund.”

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Jeffrey J. Ebert has been a portfolio manager of the fund since February 2000. Information on Mr. Ebert appears above under “Nuveen Core Bond Fund.”

Marie A. Newcome, CFA, Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since October 2010. She entered the financial services industry in 1992 and joined FAF in 2004. She joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is provided in the statement of additional information.

Management Fees

The management fee schedule for each fund consists of two components—a fund-level fee, based only on the amount of assets within a fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of each fund as follows:

Average Daily Net Assets	Nuveen Core Bond Fund	Nuveen High Income Bond Fund	Nuveen Inflation Protected Securities Fund	Nuveen Intermediate Government Bond Fund	Nuveen Intermediate Term Bond Fund	Nuveen Short Term Bond Fund	Nuveen Total Return Bond Fund
For the first $125 million	0.4500%	0.6000%	0.4500%	0.4500%	0.4500%	0.3000%	0.4500%
For the next $125 million	0.4375%	0.5875%	0.4375%	0.4375%	0.4375%	0.2875%	0.4375%
For the next $250 million	0.4250%	0.5750%	0.4250%	0.4250%	0.4250%	0.2750%	0.4250%
For the next $500 million	0.4125%	0.5625%	0.4125%	0.4125%	0.4125%	0.2625%	0.4125%
For the next $1 billion	0.4000%	0.5500%	0.4000%	0.4000%	0.4000%	0.2500%	0.4000%
For net assets over $2 billion	0.3750%	0.5250%	0.3750%	0.3750%	0.3750%	0.2250%	0.3750%

Each fund’s complex-level fee rate is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen funds, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The maximum overall complex-level fee rate is 0.2000% of a fund’s average daily net assets, which is based upon complex-level eligible assets of $55 billion, with the complex-level fee rate decreasing incrementally for eligible assets above that level.

Fund-specific complex-level fee rates will not exceed the maximum overall complex-level fee rate of 0.2000%. As of January 31, 2011, the funds’ complex-level fee rates were as follows:

Complex-Level Fee Rate
Nuveen Core Bond Fund	0.1980%
Nuveen High Income Bond Fund	0.1973%
Nuveen Inflation Protected Securities Fund	0.1973%
Nuveen Intermediate Government Bond Fund	0.1982%
Nuveen Intermediate Term Bond Fund	0.1980%
Nuveen Short Term Bond Fund	0.1979%
Nuveen Total Return Bond Fund	0.1977%

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See the “Adviser and Sub-Adviser” section of the statement of additional information for the current fee waivers and expense reimbursements for the funds.

The table below reflects management fees paid to FAF, after taking into account any fee waivers, for the funds’ most recently completed fiscal year. FAF provided advisory services pursuant to a different management agreement with a different fee schedule. FAF did not provide any administrative services under that agreement.

Management Fee as a % of Average Daily Net Assets
Nuveen Core Bond Fund	0.43%
Nuveen High Income Bond Fund	0.52%
Nuveen Inflation Protected Securities Fund	0.19%
Nuveen Intermediate Government Bond Fund	0.16%
Nuveen Intermediate Term Bond Fund	0.44%
Nuveen Short Term Bond Fund	0.31%
Nuveen Total Return Bond Fund	0.47%

A discussion regarding the basis for the board’s approval of the funds’ current investment advisory agreement appears in the funds’ semi-annual report to shareholders for the fiscal period ended December 31, 2010.

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

The funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the funds’ objectives. This section provides information about some additional strategies that the funds’ sub-adviser uses, or may use, to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787.

The debt obligations in which the funds invest may have variable, floating, or fixed interest rates.

U.S. Government Agency Securities

The U.S. Government agency securities in which the funds may invest include securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal Farm Credit Bank (FFCB), the U.S. Agency for International Development (U.S. AID), the Federal Home Loan Banks (FHLB) and the Tennessee Valley Authority (TVA). Securities issued by GNMA, TVA and U.S. AID are backed by the full faith and credit of the U.S. Government. Securities issued by FNMA and FHLMC are supported by the right to borrow directly from the U.S. Treasury. The other U.S. Government agency and instrumentality securities in which the

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funds invest are backed solely by the credit of the agency or instrumentality issuing the obligations. No assurances can be given that the U.S. Government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so.

Effective Maturity and Effective Duration

Certain funds attempt to maintain a specified weighted average effective maturity and/or average effective duration. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the adviser estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the sub-adviser with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Effective duration, another measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Ratings

Certain funds have investment strategies requiring them to invest in debt securities that have received a particular rating from a rating service such as Moody’s or Standard & Poor’s. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a fund may invest in securities rated as low as B, the fund may invest in securities rated B-.

Securities Lending

Each fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When a fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the funds’ securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The funds, however, will be responsible for the risks associated with the investment of cash collateral. A fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-

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term securities, including money market funds. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings is available in the funds’ statement of additional information. Certain portfolio holdings information for each fund is available on the funds’ website—www.nuveen.com—by clicking the “Our Products—Mutual Funds” section on the home page and following the applicable link for your fund in the “Search Mutual Fund Family” section. By following these links, you can obtain a list of your fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the funds’ website following the end of each month with an approximately one-month lag. This information will remain available on the funds’ website until the funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

The principal risks of investing in each fund are identified in the “Fund Summaries” section. These risks are further described below.

Active Management Risk. Each fund is actively managed and its performance therefore will reflect in part the sub-adviser’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

Additional Expenses. When a fund invests in other investment companies, you bear both your proportionate share of fund expenses and, indirectly, the expenses of the other investment companies.

Call Risk. Each of the funds may invest in debt securities, which are subject to call risk. Bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Each of the funds is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk. Each fund is subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Nuveen Intermediate Government Bond Fund invests primarily in U.S. government securities, which have historically involved little risk of loss of

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principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Nuveen Intermediate Government Bond Fund and Nuveen Intermediate Term Bond Fund attempt to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

Derivatives Risk. A small investment in derivatives could have a potentially large impact on a fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, and credit risk. For example, in a credit default swap, the sub-adviser may not correctly evaluate the creditworthiness of the company or companies on which the swap is based. Furthermore, when a fund sells protection in a credit default swap, in addition to being subject to investment exposure on its total net assets, the fund is subject to investment exposure on the notional amount of the swap. Some derivatives also involve leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

In order to hedge against adverse movements in currency exchange rates, the funds may enter into forward foreign currency exchange contracts. If the sub-adviser’s forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund’s hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

The funds may enter into over-the-counter (OTC) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Dollar Roll Transaction Risk. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the sub-adviser’s ability to predict

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mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund’s assets that are subject to market risk, which could increase the volatility of the price of the fund’s shares.

Emerging Markets Risk. Nuveen Core Bond Fund, Nuveen High Income Bond Fund, Nuveen Short Term Bond Fund, and Nuveen Total Return Bond Fund may invest in securities of emerging markets issuers. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Foreign Security Risk. Each fund (other than Nuveen Intermediate Government Bond Fund) may invest in dollar denominated foreign securities. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

High-Yield Securities Risk. A significant portion of the portfolio of Nuveen High Income Bond Fund, and up to 10% of the total assets of Nuveen Core Bond Fund and Nuveen Short Term Bond Fund, 10% of the net assets of Nuveen Inflation Protected Securities Fund, and 20% of the total assets of Nuveen Total Return Bond Fund, may consist of lower-rated corporate debt obligations, which are commonly referred to as “high-yield” securities or “junk bonds.” Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income Risk. Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” above, or prepaid, see “Mortgage- and Asset-Backed Securities Risk” below), in lower-yielding securities.

Nuveen Inflation Protected Securities Fund is subject to the risk that, because the interest and/or principal payments on inflation protected securities are adjusted periodically for changes in inflation, the income distributed by the fund may be irregular. In a period of sustained deflation, the inflation protected securities held by the fund, and consequently the fund itself, may not pay any income.

Indexing Methodology Risk. Interest payments on inflation protected debt securities will vary with the rate of inflation, as measured by a specified index. There can be no assurance that the CPI-U (used as the inflation measure by U.S. Treasury inflation protected securities) or any foreign inflation index will accurately measure the real rate of inflation in the prices

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of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation protected security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Interest Rate Risk. Debt securities will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

The effect of interest rate changes on the inflation protected securities held by Nuveen Inflation Protected Securities Fund will be somewhat different. Interest rates have two components: a “real” interest rate and an increment that reflects investor expectations of future inflation. Because interest rates on inflation protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the values of inflation protected debt securities are expected to change in response to changes in “real” interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and rise when real interest rates fall.

International Investing Risk. Nuveen Core Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund, and Nuveen Total Return Bond Fund may invest in securities that trade in markets other than the United States. International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Foreign Tax Risk. A fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

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Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Liquidity Risk. Nuveen Core Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund, and Nuveen Total Return Bond Fund are exposed to liquidity risk because of their investment in high-yield securities. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund’s performance. Infrequent trading may also lead to greater price volatility.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Reliance on Investment Adviser. Each fund is dependent upon services and resources provided by Nuveen Fund Advisors, and therefore Nuveen Fund

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Advisor’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2014 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein may generally have an adverse effect on the financial condition of Nuveen Investments and on the ability of Nuveen Fund Advisors to provide services and resources to the funds.

Tax Consequence of Inflation Adjustments. Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in gross income for Inflation Protected Securities Fund. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so.

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Section 3    How You Can Buy and Sell Shares

The funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” All Class A shares are also subject to an annual service fee of 0.25% (0.15% for Class A shares of Nuveen Intermediate Government Bond Fund, Nuveen Intermediate Term Bond Fund, and Nuveen Short Term Bond Fund) of your fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen Investments and the distributor of the funds, retains any up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the funds are as follows:

Nuveen High Income Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge (“CDSC”) if you redeem any of your shares within 18 months of purchase. The CDSC will be equal to 1% for the first six months, 0.75% for the next six months and 0.50% for the final six months. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Nuveen Core Bond Fund

Nuveen Inflation Protected Securities Fund

Nuveen Total Return Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.25%	4.44%	3.75%
$50,000 but less than $100,000	4.00	4.17	3.50
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 1.00% of the first $2.5 million, plus 0.75% of the next

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$2.5 million, plus 0.50% of the amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge (“CDSC”) if you redeem any of your shares within 18 months of purchase. The CDSC will be equal to 1% for the first six months, 0.75% for the next six months and 0.50% for the final six months. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Nuveen Intermediate Government Bond Fund

Nuveen Intermediate Term Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 but less than $100,000	2.50	2.56	2.00
$100,000 but less than $250,000	2.00	2.04	1.50
$250,000 but less than $500,000	1.50	1.52	1.25
$500,000 but less than $1,000,000	1.25	1.27	1.00
$1,000,000 and over*	—	—	0.75
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 0.75% of the first $2.5 million, plus 0.50% of the amount over $2.5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge (“CDSC”) if you redeem any of your shares within 18 months of purchase. The CDSC will be equal to 0.75% for the first six months, 0.50% for the next six months and 0.25% for the final six months. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Nuveen Short Term Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	2.25%	2.30%	1.75%
$50,000 but less than $100,000	2.00	2.04	1.75
$100,000 but less than $250,000	1.25	1.27	1.00
$250,000 and over*	—	—	0.60
*	You can purchase $250,000 or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 0.60% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge (“CDSC”) if you redeem any of your shares within 18 months of purchase. The CDSC will be equal to 0.60% for the first six months, 0.50% for the next six months and 0.25% for the final six months. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

Nuveen Core Bond Fund, Nuveen High Income Bond Fund and Nuveen Total Return Bond Fund will issue Class B shares upon the exchange of Class B shares from another Nuveen Mutual Fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Class B shares are subject to annual distribution and service fees of 1% of your fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor begins paying the service fee to your financial advisor or other financial intermediary one year after you purchase shares, but only if you continue to hold the shares at that time. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary a 4.25% up-front sales commission, which includes an advance of the first year’s service fee. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within six years of

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Section 3    How You Can Buy and Sell Shares

purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or redemption price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	5%	4%	3%	2%	1%	None

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1% of your fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1% CDSC, which is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. Class C shares do not convert.

The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your fund’s average daily net assets. Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. Class I shares are not subject to sales charges or ongoing service or distribution fees. Class I shares have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

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Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain trustees, directors and employees of Nuveen Investments and its subsidiaries.

•	Certain advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Certain financial intermediary personnel.

•	Certain bank or broker-affiliated trust departments.

•	Certain eligible retirement plans as described in the statement of additional information.

•	Certain additional categories of investors as described in the statement of additional information.

Please refer to the statement of additional information for more information about Class A, Class B, Class C, Class R3 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you; (ii) your spouse or domestic partner and your dependent children; and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies representing reinvestment of Nuveen Mutual Fund distributions.

•	Certain employer-sponsored retirement plans.

•

Certain employees and affiliates of Nuveen Investments. Purchases by officers, trustees and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen Investments, any parent company of Nuveen Investments and subsidiaries thereof, and such employees’ immediate family members (as defined in the statement of additional information).

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Section 3    How You Can Buy and Sell Shares

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

•

Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•

Additional categories of investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase fund shares (1) through a financial advisor or (2) directly from the funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees

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typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the funds.

By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds’ custodian receives your payment by wire. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

Regular U.S. Mail:	Overnight Express Mail:
Nuveen Mutual Funds P.O. Box 701 Milwaukee, WI 53201-0701	Nuveen Mutual Funds 615 East Michigan Street Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to Nuveen Mutual Funds at the same address.

Please note the following:

•	All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to Nuveen Mutual Funds.

•

Cash, money orders, cashier’s checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

•

If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call the Distributor at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional

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Section 3    How You Can Buy and Sell Shares

investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your fund’s systematic investment plan. You can stop the deductions at any time by notifying your fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your fund to draw pre-authorized checks on your bank account.

•

From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account, paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging, and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges. You may also, if you meet the eligibility standards of the class of shares into which you want to exchange, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC.

The funds may change or cancel their exchange policy at any time upon 60 days’ notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges or reject any exchange.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a

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CDSC, your fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class B shares.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after your fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

By Phone. If you did not purchase shares through a financial advisor, you may redeem your shares by calling Nuveen Investor Services at (800) 257-8787. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain accounts. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The funds reserve the right to limit telephone redemptions to $50,000 per account per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to ten business days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

Regular U.S. Mail:	Overnight Express Mail:
Nuveen Mutual Funds P.O. Box 701 Milwaukee, WI 53201-0701	Nuveen Mutual Funds 615 East Michigan Street Milwaukee, WI 53202

Your request should include the following information:

•	name of the fund

•	account number

•	dollar amount or number of shares redeemed

•	name on the account

•	signatures of all registered account owners

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Section 3    How You Can Buy and Sell Shares

After you have established your account, signatures on a written request must be guaranteed if:

•	you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.

•	you would like the redemption check mailed to an address other than the address on the fund’s records, or you have changed the address on the fund’s records within the last 30 days.

•	your redemption request is in excess of $50,000.

•	bank information related to an automatic investment plan, telephone purchase or telephone redemption has changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank’s name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

Contingent Deferred Sales Charge

If you redeem Class A, Class B or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A, Class B or Class C shares subject to a CDSC, your fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee on any account with a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

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If a fund elects to exercise this right, then annually the fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.

Financial intermediaries may apply their own procedures in attempting to comply with the funds’ low balance account policy. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

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Section 4    General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies as well.

Dividends from a fund’s net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. Generally, you will begin to earn dividends on the next business day after the fund receives your payment and will continue to earn dividends through the business day immediately preceding the day the fund pays your redemption proceeds.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through the Automated Clearing House (ACH) network, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call the Distributor at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund

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shares, you will receive the statement from that firm. If you hold your shares directly with the fund, the Distributor will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

The Distributor serves as the selling agent and distributor of the funds’ shares. In this capacity, the Distributor manages the offering of the funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Under the plan, the Distributor receives a distribution fee for Class B, C and R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, B, C and R3 shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class B, C and R3 shares may pay more in distribution and service fees and CDSCs (Class B and C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

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Other Payments to Financial Intermediaries

In addition to sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, the Distributor may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, the Distributor also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary’s organization by, for example, placing the funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the funds in various ways within the intermediary’s organization.

The price you pay for your shares is based on each fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Directors or its delegate.

Section 4    General Information

67

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day or, in the case of securities admitted to trade on the NASDAQ National Market, the NASDAQ Official Closing Price. The prices of fixed-income securities are provided by a pricing service. When price quotes are not readily available, the pricing service establishes the market value based on various factors, including prices of comparable securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Directors or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund net asset value or makes it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of securities. In particular, for non-U.S.-traded securities whose principal local markets close before the time as of which the funds’ shares are priced, the funds on certain days may adjust the local closing price based upon such factors (which may be evaluated by an outside pricing service) as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. See the statement of additional information for details.

If a fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of

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Section 4    General Information

closely-spaced transactions. The funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the funds. Despite the funds’ efforts to detect and prevent frequent trading, the funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the funds through such accounts. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the funds’ ability to detect and prevent frequent trading. In addition, the funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders.

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69

The funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the funds is U.S. Bank National Association, 60 Livingston Avenue, St. Paul, MN 55101. U.S. Bancorp Fund Services, LLC, 615 East Michigan St., Milwaukee, WI 53202, acts as the funds’ transfer agent and as such performs bookkeeping and data processing for the maintenance of shareholder accounts.

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Section 4    General Information

Section 5    Financial Highlights

The tables that follow present performance information about the share classes of each fund offered during the most recently completed fiscal year. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information below, except for the information for the fiscal period ended December 31, 2010, has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for the fiscal period ended December 31, 2010 has not been audited. The funds’ financial statements for this period are included in the semi-annual report, which is available upon request.

Nuveen Core Bond Fund

		Per Share Data								Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(3)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)		Portfolio Turnover Rate

Class A Shares

Fiscal period ended December 31,
2010(1,6)	$11.22	0.22	0.12	0.34	(0.21)	—	(0.21)	$11.35	2.99%	$92,096	0.93%	3.80%	1.02%	3.71%	45%

Fiscal year ended June 30,
2010(1)	$10.04	0.51	1.18	1.69	(0.51)	—	(0.51)	$11.22	17.11%	$93,374	0.95%	4.65%	1.02%	4.58%	83%
2009(1)	$10.86	0.61	(0.81)	(0.20)	(0.62)	—	(0.62)	$10.04	(1.37)%	$82,373	0.95%	6.34%	1.02%	6.27%	160%
2008(1)	$10.79	0.51	0.05	0.56	(0.49)	—	(0.49)	$10.86	5.24%	$94,571	0.95%	4.63%	1.01%	4.57%	131%
2007(1)	$10.71	0.47	0.09	0.56	(0.48)	—	(0.48)	$10.79	5.26%	$102,723	0.95%	4.25%	1.01%	4.19%	137%

Fiscal period ended June 30,
2006(1,2)	$11.15	0.33	(0.37)	(0.04)	(0.33)	(0.07)	(0.40)	$10.71	(0.34)%	$134,845	0.95%	3.98%	1.03%	3.90%	139%

Fiscal year ended September 30,
2005(1)	$11.27	0.40	(0.09)	0.31	(0.42)	(0.01)	(0.43)	$11.15	2.75%	$161,410	0.95%	3.51%	1.05%	3.41%	208%

Class B Shares

Fiscal period ended December 31,
2010(1,6)	$11.12	0.17	0.11	0.28	(0.16)	—	(0.16)	$11.24	2.54%	$2,653	1.68%	3.05%	1.77%	2.96%	45%

Fiscal year ended June 30,
2010(1)	$9.95	0.43	1.17	1.60	(0.43)	—	(0.43)	$11.12	16.31%	$3,607	1.70%	3.97%	1.77%	3.90%	83%
2009(1)	$10.77	0.54	(0.81)	(0.27)	(0.55)	—	(0.55)	$9.95	(2.12)%	$5,780	1.70%	5.59%	1.77%	5.52%	160%
2008(1)	$10.70	0.42	0.06	0.48	(0.41)	—	(0.41)	$10.77	4.50%	$7,733	1.70%	3.87%	1.76%	3.81%	131%
2007(1)	$10.63	0.38	0.09	0.47	(0.40)	—	(0.40)	$10.70	4.41%	$9,634	1.70%	3.50%	1.76%	3.44%	137%

Fiscal period ended June 30,
2006(1,2)	$11.07	0.26	(0.36)	(0.10)	(0.27)	(0.07)	(0.34)	$10.63	(0.91)%	$13,819	1.70%	3.23%	1.78%	3.15%	139%

Fiscal year ended September 30,
2005(1)	$11.19	0.31	(0.09)	0.22	(0.33)	(0.01)	(0.34)	$11.07	2.00%	$17,078	1.70%	2.76%	1.80%	2.66%	208%

Class C Shares

Fiscal period ended December 31,
2010(1,6)	$11.18	0.17	0.11	0.28	(0.16)	—	(0.16)	$11.30	2.53%	$3,640	1.68%	3.05%	1.77%	2.96%	45%

Fiscal year ended June 30,
2010(1)	$10.00	0.42	1.19	1.61	(0.43)	—	(0.43)	$11.18	16.32%	$3,796	1.70%	3.91%	1.77%	3.84%	83%

Section 5    Financial Highlights

71

		Per Share Data								Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(3)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)		Portfolio Turnover Rate
2009(1)	$10.83	0.54	(0.82)	(0.28)	(0.55)	—	(0.55)	$10.00	(2.21)%	$3,693	1.70%	5.59%	1.77%	5.52%	160%
2008(1)	$10.75	0.43	0.06	0.49	(0.41)	—	(0.41)	$10.83	4.57%	$4,383	1.70%	3.89%	1.76%	3.83%	131%
2007(1)	$10.67	0.38	0.10	0.48	(0.40)	—	(0.40)	$10.75	4.48%	$4,567	1.70%	3.50%	1.76%	3.44%	137%

Fiscal period ended June 30,
2006(1,2)	$11.12	0.26	(0.37)	(0.11)	(0.27)	(0.07)	(0.34)	$10.67	(1.01)%	$5,183	1.70%	3.22%	1.78%	3.14%	139%

Fiscal year ended September 30,
2005(1)	$11.24	0.31	(0.09)	0.22	(0.33)	(0.01)	(0.34)	$11.12	1.99%	$7,266	1.70%	2.76%	1.80%	2.66%	208%

Class R3 Shares(4)

Fiscal period ended December 31,
2010(1,6)	$11.27	0.21	0.11	0.32	(0.19)	—	(0.19)	$11.40	2.85%	$489	1.18%	3.55%	1.27%	3.46%	45%

Fiscal year ended June 30,
2010(1)	$10.09	0.48	1.19	1.67	(0.49)	—	(0.49)	$11.27	16.74%	$379	1.20%	4.42%	1.27%	4.35%	83%
2009(1)	$10.89	0.59	(0.79)	(0.20)	(0.60)	—	(0.60)	$10.09	(1.43)%	$406	1.20%	6.11%	1.27%	6.04%	160%
2008(1)	$10.81	0.49	0.05	0.54	(0.46)	—	(0.46)	$10.89	5.06%	$289	1.20%	4.42%	1.26%	4.36%	131%
2007(1)	$10.73	0.44	0.09	0.53	(0.45)	—	(0.45)	$10.81	4.99%	$65	1.20%	4.01%	1.29%	3.92%	137%

Fiscal period ended June 30,
2006(1,2)	$11.17	0.31	(0.36)	(0.05)	(0.32)	(0.07)	(0.39)	$10.73	(0.51)%	$34	1.20%	3.77%	1.43%	3.54%	139%

Fiscal year ended September 30,
2005(1)	$11.30	0.38	(0.10)	0.28	(0.40)	(0.01)	(0.41)	$11.17	2.51%	$16	1.20%	3.37%	1.45%	3.12%	208%

Class I Shares(5)

Fiscal period ended December 31,
2010(1,6)	$11.21	0.23	0.12	0.35	(0.22)	—	(0.22)	$11.34	3.12%	$1,076,601	0.68%	4.05%	0.77%	3.96%	45%

Fiscal year ended June 30,
2010(1)	$10.03	0.54	1.18	1.72	(0.54)	—	(0.54)	$11.21	17.42%	$1,179,453	0.70%	4.93%	0.77%	4.86%	83%
2009(1)	$10.86	0.64	(0.82)	(0.18)	(0.65)	—	(0.65)	$10.03	(1.22)%	$1,279,489	0.70%	6.57%	0.77%	6.50%	160%
2008(1)	$10.78	0.54	0.06	0.60	(0.52)	—	(0.52)	$10.86	5.60%	$1,468,599	0.70%	4.88%	0.76%	4.82%	131%
2007(1)	$10.70	0.49	0.10	0.59	(0.51)	—	(0.51)	$10.78	5.53%	$1,530,750	0.70%	4.50%	0.76%	4.44%	137%

Fiscal period ended June 30,
2006(1,2)	$11.15	0.35	(0.38)	(0.03)	(0.35)	(0.07)	(0.42)	$10.70	(0.24)%	$1,680,105	0.70%	4.24%	0.78%	4.16%	139%

Fiscal year ended September 30,
2005(1)	$11.27	0.42	(0.08)	0.34	(0.45)	(0.01)	(0.46)	$11.15	3.01%	$1,725,850	0.70%	3.77%	0.80%	3.67%	208%

(1)	Per share data calculated using average shares outstanding method.

(2)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)	Effective January 18, 2011, Class R shares were renamed Class R3 shares.

(5)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

(6)	For the six-month period ended December 31, 2010 (unaudited). All ratios have been annualized, except total return and portfolio turnover.

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Section 5    Financial Highlights

Nuveen High Income Bond Fund

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Less Distributions						Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Total Distributions	Net Asset Value, End of Period	Total Return(3)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets				Portfolio Turnover Rate

Class A Shares

Fiscal period ended December 31,
2010(1,6)	$8.28	0.34	0.65	0.99	(0.33)	(0.33)	$8.94	12.16%	$31,749	1.10%	7.65%	1.26%	7.49%	70%

Fiscal year ended June 30,
2010(1)	$7.15	0.67	1.12	1.79	(0.66)	(0.66)	$8.28	25.47%	$29,532	1.10%	8.12%	1.29%	7.93%	132%
2009(1)	$8.65	0.73	(1.47)	(0.74)	(0.76)	(0.76)	$7.15	(7.26)%	$25,696	1.10%	10.79%	1.36%	10.53%	108%
2008(1)	$9.61	0.71	(0.97)	(0.26)	(0.70)	(0.70)	$8.65	(2.84)%	$24,420	1.10%	7.74%	1.31%	7.53%	100%
2007(1)	$9.22	0.65	0.38	1.03	(0.64)	(0.64)	$9.61	11.46%	$28,932	1.10%	6.74%	1.30%	6.54%	101%

Fiscal period ended June 30,
2006(1,2)	$9.41	0.49	(0.20)	0.29	(0.48)	(0.48)	$9.22	3.14%	$29,573	1.10%	6.94%	1.29%	6.75%	68%

Fiscal year ended September 30,
2005(1)	$9.45	0.66	(0.04)	0.62	(0.66)	(0.66)	$9.41	6.74%	$34,144	1.02%	6.88%	1.27%	6.63%	77%

Class B Shares

Fiscal period ended December 31,
2010(1,6)	$8.23	0.30	0.64	0.94	(0.30)	(0.30)	$8.87	11.58%	$1,541	1.85%	6.91%	2.01%	6.75%	70%

Fiscal year ended June 30,
2010(1)	$7.11	0.60	1.12	1.72	(0.60)	(0.60)	$8.23	24.56%	$1,628	1.85%	7.47%	2.04%	7.28%	132%
2009(1)	$8.61	0.68	(1.47)	(0.79)	(0.71)	(0.71)	$7.11	(7.99)%	$2,157	1.85%	9.92%	2.11%	9.66%	108%
2008(1)	$9.57	0.63	(0.96)	(0.33)	(0.63)	(0.63)	$8.61	(3.57)%	$3,496	1.85%	6.97%	2.06%	6.76%	100%
2007(1)	$9.18	0.57	0.39	0.96	(0.57)	(0.57)	$9.57	10.67%	$4,814	1.85%	6.00%	2.05%	5.80%	101%

Fiscal period ended June 30,
2006(1,2)	$9.37	0.43	(0.19)	0.24	(0.43)	(0.43)	$9.18	2.57%	$5,988	1.85%	6.19%	2.04%	6.00%	68%

Fiscal year ended September 30,
2005(1)	$9.41	0.58	(0.03)	0.55	(0.59)	(0.59)	$9.37	5.97%	$7,191	1.77%	6.13%	2.02%	5.88%	77%

Class C Shares

Fiscal period ended December 31,
2010(1,6)	$8.25	0.30	0.65	0.95	(0.30)	(0.30)	$8.90	11.67%	$9,181	1.85%	6.91%	2.01%	6.75%	70%

Fiscal year ended June 30,
2010(1)	$7.12	0.60	1.13	1.73	(0.60)	(0.60)	$8.25	24.67%	$6,969	1.85%	7.41%	2.04%	7.22%	132%
2009(1)	$8.62	0.68	(1.47)	(0.79)	(0.71)	(0.71)	$7.12	(7.98)%	$5,038	1.85%	9.98%	2.11%	9.72%	108%
2008(1)	$9.58	0.63	(0.96)	(0.33)	(0.63)	(0.63)	$8.62	(3.57)%	$6,490	1.85%	6.97%	2.06%	6.76%	100%
2007(1)	$9.19	0.57	0.39	0.96	(0.57)	(0.57)	$9.58	10.66%	$8,522	1.85%	5.98%	2.05%	5.78%	101%

Fiscal period ended June 30,
2006(1,2)	$9.38	0.43	(0.19)	0.24	(0.43)	(0.43)	$9.19	2.56%	$9,873	1.85%	6.19%	2.04%	6.00%	68%

Fiscal year ended September 30,
2005(1)	$9.42	0.58	(0.03)	0.55	(0.59)	(0.59)	$9.38	5.96%	$13,403	1.77%	6.13%	2.02%	5.88%	77%

Class R3 Shares(4)

Fiscal period ended December 31,
2010(1,6)	$8.44	0.33	0.66	0.99	(0.32)	(0.32)	$9.11	11.91%	$340	1.34%	7.35%	1.50%	7.19%	70%

Fiscal year ended June 30,
2010(1)	$7.28	0.66	1.14	1.80	(0.64)	(0.64)	$8.44	25.12%	$343	1.35%	7.92%	1.54%	7.73%	132%
2009(1)	$8.79	0.73	(1.49)	(0.76)	(0.75)	(0.75)	$7.28	(7.49)%	$265	1.35%	10.72%	1.61%	10.46%	108%
2008(1)	$9.75	0.69	(0.98)	(0.29)	(0.67)	(0.67)	$8.79	(3.04)%	$185	1.35%	7.37%	1.56%	7.16%	100%
2007(1)	$9.35	0.62	0.40	1.02	(0.62)	(0.62)	$9.75	11.12%	$186	1.35%	6.38%	1.56%	6.17%	101%

Fiscal period ended June 30,
2006(1,2)	$9.53	0.49	(0.20)	0.29	(0.47)	(0.47)	$9.35	3.09%	$73	1.35%	6.82%	1.69%	6.48%	68%

Fiscal year ended September 30,
2005(1)	$9.60	0.62	(0.04)	0.58	(0.65)	(0.65)	$9.53	6.23%	$4	1.33%	6.31%	1.73%	5.91%	77%

Class I Shares(5)

Fiscal period ended December 31,
2010(1,6)	$8.29	0.35	0.65	1.00	(0.35)	(0.35)	$8.94	12.16%	$450,809	0.85%	7.91%	1.01%	7.75%	70%

Fiscal year ended June 30,
2010(1)	$7.16	0.69	1.12	1.81	(0.68)	(0.68)	$8.29	25.75%	$350,066	0.85%	8.38%	1.04%	8.19%	132%
2009(1)	$8.66	0.75	(1.47)	(0.72)	(0.78)	(0.78)	$7.16	(7.01)%	$182,051	0.85%	10.93%	1.11%	10.67%	108%
2008(1)	$9.62	0.73	(0.97)	(0.24)	(0.72)	(0.72)	$8.66	(2.59)%	$204,164	0.85%	7.99%	1.06%	7.78%	100%
2007(1)	$9.23	0.67	0.39	1.06	(0.67)	(0.67)	$9.62	11.73%	$232,998	0.85%	6.98%	1.05%	6.78%	101%

Section 5    Financial Highlights

73

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Less Distributions						Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Total Distributions	Net Asset Value, End of Period	Total Return(3)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets				Portfolio Turnover Rate

Fiscal period ended June 30,
2006(1,2)	$9.42	0.51	(0.20)	0.31	(0.50)	(0.50)	$9.23	3.34%	$205,382	0.85%	7.19%	1.04%	7.00%	68%

Fiscal year ended September 30,
2005(1)	$9.46	0.68	(0.03)	0.65	(0.69)	(0.69)	$9.42	7.01%	$207,610	0.77%	7.13%	1.02%	6.88%	77%

(1)	Per share data calculated using average shares outstanding method.

(2)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)	Effective January 18, 2011, Class R shares were renamed Class R3 shares.

(5)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

(6)	For the six-month period ended December 31, 2010 (unaudited). All ratios have been annualized, except total return and portfolio turnover.

74

Section 5    Financial Highlights

Nuveen Inflation Protected Securities Fund

	Per Share Data										Ratios/Supplemental Data
		Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Distributions (From Return of Capital)	Total Distributions	Net Asset Value, End of Period	Total Return(4)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate

Class A Shares

Fiscal period ended December 31,
2010(1,7)	$10.33	0.07	0.14	0.21	(0.09)	—	—	(0.09)	$10.45	2.05%	$10,453	0.85%	1.33%	1.13%	1.05%	20%

Fiscal year ended June 30,
2010(1)	$9.59	0.28	0.73	1.01	(0.27)	—	—	(0.27)	$10.33	10.62%	$7,894	0.84%	2.77%	1.15%	2.46%	72%
2009(1)	$10.20	0.14	(0.37)	(0.23)	(0.26)	—	(0.12)	(0.38)	$9.59	(2.18)%	$5,439	0.85%	1.52%	1.10%	1.27%	24%
2008(1)	$9.43	0.54	0.76	1.30	(0.53)	—	—	(0.53)	$10.20	14.01%	$3,294	0.85%	5.40%	1.08%	5.17%	71%
2007(1)	$9.54	0.39	(0.16)	0.23	(0.34)	—	—	(0.34)	$9.43	2.41%	$2,712	0.85%	4.09%	1.06%	3.88%	90%

Fiscal period ended June 30,
2006(1,2)	$10.12	0.38	(0.55)	(0.17)	(0.40)	(0.01)	—	(0.41)	$9.54	(1.69)%	$5,042	0.85%	5.20%	1.08%	4.97%	85%

Fiscal year ended September 30,
2005(1,3)	$10.00	0.51	(0.02)	0.49	(0.37)	—	—	(0.37)	$10.12	4.93%	$6,917	0.85%	5.04%	1.09%	4.80%	23%

Class C Shares

Fiscal period ended December 31,
2010(1,7)	$10.24	0.03	0.15	0.18	(0.07)	—	—	(0.07)	$10.35	1.71%	$7,143	1.60%	0.57%	1.88%	0.29%	20%

Fiscal year ended June 30,
2010(1)	$9.53	0.18	0.75	0.93	(0.22)	—	—	(0.22)	$10.24	9.76%	$6,673	1.60%	1.78%	1.91%	1.47%	72%
2009(1)	$10.18	0.11	(0.43)	(0.32)	(0.21)	—	(0.12)	(0.33)	$9.53	(3.03)%	$1,406	1.59%	1.19%	1.84%	0.94%	24%
2008(1)	$9.41	0.48	0.75	1.23	(0.46)	—	—	(0.46)	$10.18	13.20%	$365	1.60%	4.82%	1.83%	4.59%	71%
2007(1)	$9.53	0.33	(0.18)	0.15	(0.27)	—	—	(0.27)	$9.41	1.53%	$348	1.60%	3.44%	1.81%	3.23%	90%

Fiscal period ended June 30,
2006(1,2)	$10.11	0.31	(0.53)	(0.22)	(0.35)	(0.01)	—	(0.36)	$9.53	(2.26)%	$552	1.60%	4.29%	1.83%	4.06%	85%

Fiscal year ended September 30,
2005(1,3)	$10.00	0.40	0.02	0.42	(0.31)	—	—	(0.31)	$10.11	4.18%	$855	1.60%	3.98%	1.84%	3.74%	23%

Class R3 Shares(5)

Fiscal period ended December 31,
2010(1,7)	$10.31	0.05	0.08	0.13	(0.08)	—	—	(0.08)	$10.36	1.29%	$5	1.10%	0.93%	1.38%	0.65%	20%

Fiscal year ended June 30,
2010(1)	$9.58	0.26	0.72	0.98	(0.25)	—	—	(0.25)	$10.31	10.32%	$1,332	1.09%	2.64%	1.40%	2.33%	72%
2009(1)	$10.20	0.13	(0.39)	(0.26)	(0.24)	—	(0.12)	(0.36)	$9.58	(2.43)%	$1,262	1.10%	1.34%	1.35%	1.09%	24%
2008(1)	$9.43	0.52	0.75	1.27	(0.50)	—	—	(0.50)	$10.20	13.73%	$1,175	1.10%	5.21%	1.33%	4.98%	71%
2007(1)	$9.55	0.33	(0.13)	0.20	(0.32)	—	—	(0.32)	$9.43	2.09%	$822	1.10%	3.45%	1.31%	3.24%	90%

Fiscal period ended June 30,
2006(1,2)	$10.13	0.38	(0.56)	(0.18)	(0.39)	(0.01)	—	(0.40)	$9.55	(1.80)%	$1	1.10%	5.17%	1.48%	4.79%	85%

Fiscal year ended September 30,
2005(1,3)	$10.00	0.43	0.05	0.48	(0.35)	—	—	(0.35)	$10.13	4.81%	$1	1.10%	4.22%	1.49%	3.83%	23%

Class I Shares(6)

Fiscal period ended December 31,
2010(1,7)	$10.34	0.08	0.14	0.22	(0.10)	—	—	(0.10)	$10.46	2.13%	$186,356	0.60%	1.59%	0.88%	1.31%	20%

Fiscal year ended June 30,
2010(1)	$9.59	0.33	0.71	1.04	(0.29)	—	—	(0.29)	$10.34	10.92%	$156,983	0.59%	3.27%	0.90%	2.96%	72%
2009(1)	$10.20	0.23	(0.45)	(0.22)	(0.27)	—	(0.12)	(0.39)	$9.59	(2.03)%	$167,501	0.60%	2.48%	0.85%	2.23%	24%
2008(1)	$9.43	0.56	0.76	1.32	(0.55)	—	—	(0.55)	$10.20	14.29%	$278,749	0.60%	5.64%	0.83%	5.41%	71%
2007(1)	$9.55	0.40	(0.16)	0.24	(0.36)	—	—	(0.36)	$9.43	2.56%	$273,312	0.60%	4.21%	0.81%	4.00%	90%

Fiscal period ended June 30,
2006(1,2)	$10.13	0.42	(0.57)	(0.15)	(0.42)	(0.01)	—	(0.43)	$9.55	(1.50)%	$317,977	0.60%	5.73%	0.83%	5.50%	85%

Fiscal year ended September 30,
2005(1,3)	$10.00	0.51	0.01	0.52	(0.39)	—	—	(0.39)	$10.13	5.24%	$269,412	0.60%	5.05%	0.84%	4.81%	23%

(1)	Per share data calculated using average shares outstanding method.

(2)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	Commenced operations on October 1, 2004. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(5)	Effective January 18, 2011, Class R shares were renamed Class R3 shares.

(6)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

(7)	For the six-month period ended December 31, 2010 (unaudited). All ratios have been annualized, except total return and portfolio turnover.

Section 5    Financial Highlights

75

Nuveen Intermediate Government Bond Fund

		Per Share Data										Ratios/Supplemental Data
		Investment Operations			Less Distributions					Net Asset Value, End of Period	Total Return(4)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Distributions (From Return of Capital)		Total Distributions

Class A Shares

Fiscal period ended December 31,
2010(1,8)	$8.77	0.10	(0.01)	0.09	(0.10)	—	—		(0.10)	$8.76	1.06%	$17,072	0.72%	2.18%	1.16%	1.74%	32%

Fiscal year ended June 30,
2010(1)	$8.67	0.20	0.27	0.47	(0.20)	(0.17)	—	(3)	(0.37)	$8.77	5.50%	$19,003	0.75%	2.33%	1.19%	1.89%	105%
2009(1)	$8.42	0.19	0.25	0.44	(0.19)	—	—		(0.19)	$8.67	5.30%	$10,496	0.75%	2.22%	1.15%	1.82%	133%
2008(1)	$8.00	0.28	0.43	0.71	(0.29)	—	—		(0.29)	$8.42	8.90%	$6,504	0.75%	3.32%	1.33%	2.74%	118%
2007(1)	$7.99	0.31	0.06	0.37	(0.33)	—	(0.03)		(0.36)	$8.00	4.68%	$1,619	0.75%	3.80%	1.46%	3.09%	84%

Fiscal period ended June 30,
2006(1,2)	$8.26	0.22	(0.22)	—	(0.22)	(0.05)	—		(0.27)	$7.99	0.06%	$1,689	0.75%	3.56%	1.26%	3.05%	70%

Fiscal year ended September 30,
2005(1)	$8.82	0.27	(0.15)	0.12	(0.28)	(0.40)	—		(0.68)	$8.26	1.40%	$1,970	0.75%	3.21%	1.09%	2.87%	161%

Class C Shares

Fiscal period ended December 31,
2010(1,8)	$8.77	0.06	—	0.06	(0.07)	—	—		(0.07)	$8.76	0.63%	$1,736	1.57%	1.33%	1.91%	0.99%	32%

Fiscal period ended June 30,
2010(1,5)	$8.76	0.09	0.17	0.26	(0.08)	(0.17)	—	(3)	(0.25)	$8.77	3.00%	$1,940	1.60%	1.50%	1.94%	1.16%	105%

Class R3 Shares(6)

Fiscal period ended December 31,
2010(1,8)	$8.77	0.08	(0.01)	0.07	(0.09)	—	—		(0.09)	$8.75	0.77%	$490	1.07%	1.83%	1.41%	1.49%	32%

Fiscal period ended June 30,
2010(1,5)	$8.76	0.09	0.20	0.29	(0.11)	(0.17)	—	(3)	(0.28)	$8.77	3.34%	$652	1.10%	1.78%	1.44%	1.44%	105%

Class I Shares(7)

Fiscal period ended December 31,
2010(1,8)	$8.77	0.10	—	0.10	(0.11)	—	—		(0.11)	$8.76	1.14%	$102,503	0.57%	2.32%	0.91%	1.98%	32%

Fiscal year ended June 30,
2010(1)	$8.67	0.21	0.27	0.48	(0.21)	(0.17)	—	(3)	(0.38)	$8.77	5.66%	$152,088	0.60%	2.39%	0.94%	2.05%	105%
2009(1)	$8.42	0.21	0.25	0.46	(0.21)	—	—		(0.21)	$8.67	5.46%	$101,253	0.60%	2.41%	0.90%	2.11%	133%
2008(1)	$8.00	0.30	0.42	0.72	(0.30)	—	—		(0.30)	$8.42	9.07%	$63,784	0.60%	3.60%	1.08%	3.12%	118%
2007(1)	$7.99	0.32	0.06	0.38	(0.34)	—	(0.03)		(0.37)	$8.00	4.84%	$37,705	0.60%	3.94%	1.21%	3.33%	84%

Fiscal period ended June 30,
2006(1,2)	$8.25	0.22	(0.20)	0.02	(0.23)	(0.05)	—		(0.28)	$7.99	0.30%	$42,781	0.60%	3.70%	1.01%	3.29%	70%

Fiscal year ended September 30,
2005(1)	$8.82	0.28	(0.16)	0.12	(0.29)	(0.40)	—		(0.69)	$8.25	1.43%	$69,349	0.60%	3.34%	0.84%	3.10%	161%

(1)	Per share data calculated using average shares outstanding method.

(2)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	Rounds to less than $0.01.

(4)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(5)	Commenced operations on October 28, 2009. All ratios for the period October 28, 2009 to June 30, 2010 have been annualized, except total return and portfolio turnover.

(6)	Effective January 18, 2011, Class R shares were renamed Class R3 shares.

(7)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

(8)	For the six-month period ended December 31, 2010 (unaudited). All ratios have been annualized, except total return and portfolio turnover.

76

Section 5    Financial Highlights

Nuveen Intermediate Term Bond Fund

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Total Distributions	Net Asset Value, End of Period	Total Return (3)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)		Portfolio Turnover Rate

Class A Shares

Fiscal period ended December 31,
2010(1,5)	$10.33	0.17	0.05	0.22	(0.16)	—	(0.16)	$10.39	2.15%	$24,874	0.84%	3.21%	1.01%	3.04%	34%

Fiscal year ended June 30,
2010(1)	$9.47	0.42	0.86	1.28	(0.42)	—	(0.42)	$10.33	13.64%	$26,341	0.85%	4.12%	1.01%	3.96%	58%
2009(1)	$9.90	0.48	(0.40)	0.08	(0.51)	—	(0.51)	$9.47	1.21%	$23,905	0.85%	5.25%	1.01%	5.09%	41%
2008(1)	$9.73	0.44	0.14	0.58	(0.41)	—	(0.41)	$9.90	6.02%	$28,364	0.85%	4.38%	1.01%	4.22%	102%
2007(1)	$9.68	0.41	0.05	0.46	(0.41)	—	(0.41)	$9.73	4.80%	$30,655	0.85%	4.07%	1.01%	3.91%	110%

Fiscal period ended June 30,
2006(1,2)	$9.99	0.29	(0.27)	0.02	(0.30)	(0.03)	(0.33)	$9.68	0.23%	$38,296	0.75%	3.88%	1.03%	3.60%	113%

Fiscal year ended September 30,
2005(1)	$10.25	0.34	(0.17)	0.17	(0.33)	(0.10)	(0.43)	$9.99	1.69%	$48,426	0.75%	3.39%	1.05%	3.09%	118%

Class I Shares(4)

Fiscal period ended December 31,
2010(1,5)	$10.29	0.18	0.05	0.23	(0.17)	—	(0.17)	$10.35	2.24%	$735,293	0.69%	3.36%	0.76%	3.29%	34%

Fiscal year ended June 30,
2010(1)	$9.43	0.43	0.86	1.29	(0.43)	—	(0.43)	$10.29	13.87%	$734,924	0.70%	4.28%	0.76%	4.22%	58%
2009(1)	$9.87	0.49	(0.40)	0.09	(0.53)	—	(0.53)	$9.43	1.26%	$724,531	0.70%	5.39%	0.76%	5.33%	41%
2008(1)	$9.70	0.45	0.15	0.60	(0.43)	—	(0.43)	$9.87	6.20%	$766,932	0.70%	4.53%	0.76%	4.47%	102%
2007(1)	$9.65	0.42	0.06	0.48	(0.43)	—	(0.43)	$9.70	4.98%	$752,984	0.70%	4.22%	0.76%	4.16%	110%

Fiscal period ended June 30,
2006(1,2)	$9.96	0.30	(0.27)	0.03	(0.31)	(0.03)	(0.34)	$9.65	0.34%	$899,175	0.60%	4.03%	0.78%	3.85%	113%

Fiscal year ended September 30,
2005(1)	$10.22	0.36	(0.17)	0.19	(0.35)	(0.10)	(0.45)	$9.96	1.85%	$1,074,624	0.60%	3.55%	0.80%	3.35%	118%

(1)	Per share data calculated using average shares outstanding method.

(2)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

(5)	For the six-month period ended December 31, 2010 (unaudited). All ratios have been annualized, except total return and portfolio turnover.

Section 5    Financial Highlights

77

Nuveen Short Term Bond Fund

	Per Share Data										Ratios/Supplemental Data
		Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Return of Capital)		Total Distributions	Net Asset Value, End of Period	Total Return(4)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate

Class A Shares

Fiscal period ended December 31,
2010(1,7)	$9.98	0.12	0.03	0.15	(0.11)	—		(0.11)	$10.02	1.46%	$87,948	0.75%	2.36%	1.03%	2.08%	19%

Fiscal year ended June 30,
2010(1)	$9.66	0.31	0.34	0.65	(0.33)	—		(0.33)	$9.98	6.77%	$87,631	0.75%	3.17%	1.04%	2.88%	44%
2009(1)	$9.89	0.46	(0.26)	0.20	(0.43)	—		(0.43)	$9.66	2.22%	$65,704	0.74%	4.87%	1.06%	4.55%	54%
2008(1)	$9.90	0.45	(0.03)	0.42	(0.43)	—		(0.43)	$9.89	4.30%	$59,933	0.74%	4.48%	1.05%	4.17%	55%
2007(1)	$9.83	0.36	0.09	0.45	(0.38)	—		(0.38)	$9.90	4.60%	$66,722	0.75%	3.61%	1.04%	3.32%	47%

Fiscal period ended June 30,
2006(1,2)	$9.93	0.23	(0.06)	0.17	(0.27)	—		(0.27)	$9.83	1.75%	$78,771	0.75%	3.11%	1.04%	2.82%	60%

Fiscal year ended September 30,
2005(1)	$10.11	0.27	(0.16)	0.11	(0.29)	—	(3)	(0.29)	$9.93	1.08%	$97,863	0.75%	2.68%	1.05%	2.38%	64%

Class C Shares

Fiscal period ended December 31,
2010(1,7)	$10.00	0.08	0.03	0.11	(0.06)	—		(0.06)	$10.05	1.12%	$4,946	1.60%	1.54%	1.78%	1.36%	19%

Fiscal period ended June 30,
2010(1,5)	$9.95	0.13	0.06	0.19	(0.14)	—		(0.14)	$10.00	1.90%	$3,111	1.60%	1.95%	1.79%	1.76%	44%

Class I Shares(6)

Fiscal period ended December 31,
2010(1,7)	$9.99	0.13	0.02	0.15	(0.11)	—		(0.11)	$10.03	1.54%	$736,414	0.60%	2.52%	0.78%	2.34%	19%

Fiscal year ended June 30,
2010(1)	$9.67	0.32	0.34	0.66	(0.34)	—		(0.34)	$9.99	6.92%	$629,151	0.60%	3.26%	0.79%	3.07%	44%
2009(1)	$9.89	0.48	(0.25)	0.23	(0.45)	—		(0.45)	$9.67	2.48%	$315,024	0.59%	5.02%	0.81%	4.80%	54%
2008(1)	$9.91	0.46	(0.03)	0.43	(0.45)	—		(0.45)	$9.89	4.35%	$257,403	0.59%	4.62%	0.80%	4.41%	55%
2007(1)	$9.83	0.37	0.10	0.47	(0.39)	—		(0.39)	$9.91	4.86%	$311,131	0.60%	3.74%	0.79%	3.55%	47%

Fiscal period ended June 30,
2006(1,2)	$9.93	0.24	(0.06)	0.18	(0.28)	—		(0.28)	$9.83	1.87%	$454,665	0.60%	3.26%	0.79%	3.07%	60%

Fiscal year ended September 30,
2005(1)	$10.11	0.28	(0.16)	0.12	(0.29)	(0.01)		(0.30)	$9.93	1.23%	$625,392	0.60%	2.83%	0.80%	2.63%	64%
(1)	Per share data calculated using average shares outstanding method.

(2)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	Rounds to less than $0.01.

(4)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(5)	Commenced operations on October 28, 2009. All ratios for the period October 28, 2009 to June 30, 2010 have been annualized, except total return and portfolio turnover.

(6)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

(7)	For the six-month period ended December 31, 2010 (unaudited). All ratios have been annualized, except total return and portfolio turnover.

78

Section 5    Financial Highlights

Nuveen Total Return Bond Fund1

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Total Distributions	Net Assets Value, End of Period	Total Return(4)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)		Portfolio Turnover Rate

Class A Shares

Fiscal period ended December 31,
2010(2,7)	$10.27	0.22	0.32	0.54	(0.22)	—	(0.22)	$10.59	5.28%	$33,298	0.88%	4.18%	1.13%	3.93%	49%

Fiscal year ended June 30,
2010(2)	$9.01	0.52	1.28	1.80	(0.54)	—	(0.54)	$10.27	20.21%	$28,165	0.92%	5.19%	1.13%	4.98%	96%
2009(2)	$9.90	0.64	(0.74)	(0.10)	(0.63)	(0.16)	(0.79)	$9.01	0.16%	$13,948	1.00%	7.58%	1.13%	7.45%	147%
2008(2)	$9.83	0.49	0.05	0.54	(0.47)	—	(0.47)	$9.90	5.51%	$15,567	0.99%	4.87%	1.11%	4.75%	124%
2007(2)	$9.86	0.45	(0.02)	0.43	(0.46)	—	(0.46)	$9.83	4.36%	$13,198	1.00%	4.48%	1.13%	4.35%	180%

Fiscal period ended June 30,
2006(2,3)	$10.18	0.31	(0.33)	(0.02)	(0.30)	—	(0.30)	$9.86	(0.17)%	$15,522	1.00%	4.14%	1.17%	3.97%	166%

Fiscal year ended September 30,
2005(2)	$10.25	0.43	(0.07)	0.36	(0.43)	—	(0.43)	$10.18	3.57%	$19,113	1.00%	4.20%	1.25%	3.95%	285%

Class B Shares

Fiscal period ended December 31,
2010(2,7)	$10.22	0.18	0.30	0.48	(0.17)	—	(0.17)	$10.53	4.76%	$1,343	1.74%	3.32%	1.88%	3.18%	49%

Fiscal year ended June 30,
2010(2)	$8.97	0.45	1.26	1.71	(0.46)	—	(0.46)	$10.22	19.22%	$1,413	1.74%	4.48%	1.87%	4.35%	96%
2009(2)	$9.86	0.58	(0.74)	(0.16)	(0.57)	(0.16)	(0.73)	$8.97	(0.58)%	$1,719	1.75%	6.84%	1.88%	6.71%	147%
2008(2)	$9.80	0.41	0.05	0.46	(0.40)	—	(0.40)	$9.86	4.65%	$2,384	1.74%	4.13%	1.86%	4.01%	124%
2007(2)	$9.82	0.38	(0.02)	0.36	(0.38)	—	(0.38)	$9.80	3.69%	$2,272	1.75%	3.74%	1.88%	3.61%	180%

Fiscal period ended June 30,
2006(2,3)	$10.14	0.25	(0.32)	(0.07)	(0.25)	—	(0.25)	$9.82	(0.74)%	$3,657	1.75%	3.40%	1.92%	3.23%	166%

Fiscal year ended September 30,
2005(2)	$10.21	0.35	(0.07)	0.28	(0.35)	—	(0.35)	$10.14	2.81%	$4,395	1.75%	3.45%	2.00%	3.20%	285%

Class C Shares

Fiscal period ended December 31,
2010(2,7)	$10.20	0.18	0.31	0.49	(0.17)	—	(0.17)	$10.52	4.87%	$7,909	1.74%	3.32%	1.88%	3.18%	49%

Fiscal year ended June 30,
2010(2)	$8.96	0.43	1.27	1.70	(0.46)	—	(0.46)	$10.20	19.13%	$6,748	1.75%	4.34%	1.88%	4.21%	96%
2009(2)	$9.84	0.58	(0.73)	(0.15)	(0.57)	(0.16)	(0.73)	$8.96	(0.48)%	$2,778	1.75%	6.77%	1.88%	6.64%	147%
2008(2)	$9.78	0.42	0.04	0.46	(0.40)	—	(0.40)	$9.84	4.66%	$3,673	1.74%	4.22%	1.86%	4.10%	124%
2007(2)	$9.80	0.37	(0.01)	0.36	(0.38)	—	(0.38)	$9.78	3.70%	$1,792	1.75%	3.73%	1.88%	3.60%	180%

Fiscal period ended June 30,
2006(2,3)	$10.12	0.25	(0.32)	(0.07)	(0.25)	—	(0.25)	$9.80	(0.74)%	$2,501	1.75%	3.40%	1.92%	3.23%	166%

Fiscal year ended September 30,
2005(2)	$10.20	0.35	(0.07)	0.28	(0.36)	—	(0.36)	$10.12	2.71%	$2,858	1.75%	3.46%	2.00%	3.21%	285%

Class R3 Shares(5)

Fiscal period ended December 31,
2010(2,7)	$10.31	0.21	0.31	0.52	(0.20)	—	(0.20)	$10.63	5.07%	$1,149	1.24%	3.84%	1.38%	3.70%	49%

Fiscal year ended June 30,
2010(2)	$9.07	0.42	1.32	1.74	(0.50)	—	(0.50)	$10.31	19.47%	$601	1.24%	4.19%	1.37%	4.06%	96%
2009(2)	$9.95	0.62	(0.73)	(0.11)	(0.61)	(0.16)	(0.77)	$9.07	0.02%	$681	1.25%	7.39%	1.38%	7.26%	147%
2008(2)	$9.88	0.47	0.05	0.52	(0.45)	—	(0.45)	$9.95	5.22%	$293	1.24%	4.66%	1.36%	4.54%	124%
2007(2)	$9.90	0.43	(0.02)	0.41	(0.43)	—	(0.43)	$9.88	4.20%	$219	1.25%	4.22%	1.44%	4.03%	180%

Fiscal period ended June 30,
2006(2,3)	$10.23	0.30	(0.34)	(0.04)	(0.29)	—	(0.29)	$9.90	(0.44)%	$14	1.25%	4.05%	1.57%	3.73%	166%

Fiscal year ended September 30,
2005(2)	10.29	0.41	(0.07)	0.34	(0.40)	—	(0.40)	$10.23	3.40%	$3	1.25%	3.98%	1.65%	3.58%	285%

Section 5    Financial Highlights

79

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Total Distributions	Net Assets Value, End of Period	Total Return(4)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)		Portfolio Turnover Rate

Class I Shares(6)

Fiscal period ended December 31,
2010(2,7)	$10.26	0.23	0.32	0.55	(0.23)	—	(0.23)	$10.58	5.36%	$637,019	0.74%	4.32%	0.88%	4.18%	49%

Fiscal year ended June 30,
2010(2)	$9.01	0.55	1.25	1.80	(0.55)	—	(0.55)	$10.26	20.31%	$655,301	0.74%	5.44%	0.87%	5.31%	96%
2009(2)	$9.89	0.66	(0.73)	(0.07)	(0.65)	(0.16)	(0.81)	$9.01	0.52%	$633,108	0.75%	7.77%	0.88%	7.64%	147%
2008(2)	$9.83	0.52	0.04	0.56	(0.50)	—	(0.50)	$9.89	5.67%	$1,069,211	0.74%	5.15%	0.86%	5.03%	124%
2007(2)	$9.85	0.47	(0.01)	0.46	(0.48)	—	(0.48)	$9.83	4.73%	$851,513	0.75%	4.71%	0.88%	4.58%	180%

Fiscal period ended June 30,
2006(2,3)	$10.17	0.33	(0.33)	—	(0.32)	—	(0.32)	$9.85	0.02%	$378,338	0.75%	4.43%	0.92%	4.26%	166%

Fiscal period ended September 30,
2005(2)	$10.24	0.46	(0.07)	0.39	(0.46)	—	(0.46)	$10.17	3.83%	$278,777	0.75%	4.43%	1.00%	4.18%	285%

(1)	Prior to May 13, 2005, the fund had different principal investment strategies and was named Corporate Bond Fund.

(2)	Per share data calculated using average shares outstanding method.

(3)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(5)	Effective January 18, 2011, Class R shares were renamed Class R3 shares

(6)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

(7)	For the six-month period ended December 31, 2010 (unaudited). All ratios have been annualized, except total return and portfolio turnover.

80

Section 5    Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals.

The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Insured Municipal Bond

Intermediate Duration Municipal Bond

Intermediate Tax Free*

Limited Term Municipal Bond

Short Tax Free*

Tax Free*

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Insured Municipal Bond

California Municipal Bond

California Tax Free*

Colorado Municipal Bond

Colorado Tax Free*

Connecticut Municipal Bond

Florida Preference Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Insured Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond*

Municipal-State (continued)

Minnesota Municipal Bond*

Missouri Municipal Bond

Missouri Tax Free*

Nebraska Municipal Bond*

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Insured Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Ohio Tax Free*

Oregon Intermediate Municipal Bond*

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond*

High Income Bond*

High Yield Bond

Inflation Protected Securities*

Intermediate Government Bond*

Intermediate Term Bond*

Multi-Strategy Core Bond

Preferred Securities

Short Duration Bond

Short Term Bond*

Symphony Credit Opportunities

Total Return Bond*

Global/International

International*

International Select*

Santa Barbara International Equity

Symphony International Equity

Tradewinds Emerging Markets

Tradewinds Global All-Cap

Tradewinds Global All-Cap Plus

Tradewinds Global Flexible Allocation

Tradewinds Global Resources

Tradewinds International

Tradewinds Japan

Value

Equity Income*

Large Cap Value*

Mid Cap Value

Multi-Manager Large-Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small-Mid Cap Value

Small Cap Value*

Symphony Large-Cap Value

Tradewinds Value Opportunities

Growth

Large Cap Growth Opportunities*

Mid Cap Growth Opportunities*

Santa Barbara Growth

Small Cap Growth Opportunities*

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Large Cap Select*

Mid Cap Select*

Santa Barbara Dividend Growth

Small Cap Select*

Symphony Mid-Cap Core

Symphony Optimized Alpha

Symphony Small-Mid Cap Core

Real Assets

Global Infrastructure*

Real Estate Securities*

Asset Allocation

Conservative Allocation

Growth Allocation

Moderate Allocation

Strategy Aggressive Growth Allocation*

Strategy Balanced Allocation*

Strategy Conservative Allocation*

Strategy Growth Allocation*

Tactical Market Opportunities*

Quantitative/Enhanced

Enhanced Core Equity

Enhanced Mid-Cap

Quantitative Large Cap Core*

Index

Equity Index*

Mid Cap Index*

Small Cap Index*

*Former First American Fund.

The Statement of Additional Information (SAI) provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).

Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ most recent annual or semi-annual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Nuveen Investor Services at (800) 257-8787 or by contacting the funds at the address below. Annual or semi-annual reports and the SAI are also available on the funds’ Internet site at www.nuveen.com.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, or you can obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Funds distributed by

Nuveen Investments, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-FINC-0311D

NUVEEN SHORT DURATION BOND FUND

NUVEEN MULTI-STRATEGY CORE BOND FUND

NUVEEN HIGH YIELD BOND FUND

NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

SUPPLEMENT DATED SEPTEMBER 2, 2011

TO THE PROSPECTUS DATED JANUARY 18, 2011

The footnote to the table in the section “How You Can Buy and Sell Shares—What Share Classes We Offer—Class A Shares” is hereby deleted in its entirety and replaced with the following:

You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen Securities, LLC pays financial intermediaries of record a commission equal to 1% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 6 months of purchase, 0.75% if you redeem any of your shares within 12 months of purchase and 0.50% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” for more information.

PLEASE KEEP THIS WITH YOUR FUND’S

PROSPECTUS FOR FUTURE REFERENCE

MGN-INV3P-0911P

NUVEEN SHORT DURATION BOND FUND

NUVEEN MULTI-STRATEGY CORE BOND FUND

NUVEEN HIGH YIELD BOND FUND

SUPPLEMENT DATED JUNE 24, 2011

TO THE PROSPECTUS DATED

JANUARY 18, 2011

Proposed Reorganizations of

Nuveen Short Duration Bond Fund into Nuveen Short Term Bond Fund

Nuveen Multi-Strategy Core Bond Fund into Nuveen Total Return Bond Fund

Nuveen High Yield Bond Fund into Nuveen High Income Bond Fund

The Board of Trustees/Directors of Nuveen Investment Trust III (the “Trust”) and Nuveen Investment Funds, Inc. (the “Company”) has approved the reorganization of (a) Nuveen Short Duration Bond Fund, a series of the Trust, into Nuveen Short Term Bond Fund, a series of the Company, (b) Nuveen Multi-Strategy Core Bond Fund, a series of the Trust, into Nuveen Total Return Bond Fund, a series of the Company, and (c) Nuveen High Yield Bond Fund, a series of the Trust, into Nuveen High Income Bond Fund, a series of the Company. Each of Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund is referred to as an “Acquired Fund” and each of Nuveen Short Term Bond Fund, Nuveen Total Return Bond Fund and Nuveen High Income Bond Fund is referred to as an “Acquiring Fund.” Each reorganization is subject to approval by the shareholders of the Acquired Fund in that reorganization.

For each reorganization, if the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

For each reorganization, a special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2011. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganizations will be contained in proxy materials that are expected to be sent to shareholders of each Acquired Fund in August 2011.

Each Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for an Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-INV3P-0611P

NUVEEN SHORT DURATION BOND FUND

NUVEEN MULTI-STRATEGY CORE BOND FUND

NUVEEN HIGH YIELD BOND FUND

NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

SUPPLEMENT DATED APRIL 11, 2011

TO THE PROSPECTUS DATED JANUARY 18, 2011

AS PREVIOUSLY SUPPLEMENTED

WITH RESPECT TO THE NUVEEN SHORT DURATION BOND FUND ON FEBRUARY 25, 2011

AND WITH RESPECT TO ALL THE FUNDS ON MARCH 21, 2011

1.	In the section “How You Can Buy and Sell Shares—What Share Classes We Offer—Class I Shares,” the following paragraph is added after the second paragraph.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

2.	On April 30, 2011, the name of the funds’ distributor will change from Nuveen Investments, LLC to Nuveen Securities, LLC.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-INV3-0411P

NUVEEN HIGH YIELD BOND FUND

NUVEEN MULTI-STRATEGY CORE BOND FUND

NUVEEN SHORT DURATION BOND FUND

NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

SUPPLEMENT DATED MARCH 21, 2011

TO THE PROSPECTUS DATED JANUARY 18, 2011,

AS PREVIOUSLY SUPPLEMENTED

WITH RESPECT TO THE NUVEEN SHORT DURATION BOND FUND ON FEBRUARY 25, 2011

The section entitled “General Information—Net Asset Value” is hereby replaced in its entirety with the following:

The price you pay for your shares is based on a fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of a fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Trustees or its designee.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of Trustees. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer, or market activity provided by a fund’s investment adviser or sub-adviser. Values provided for municipal bonds and loans are intended to represent the mean between the bid and asked prices, while values provided for other debt securities are intended to represent bid prices. Equity securities generally are valued at the last reported sales price or official closing price on an exchange, if available. Foreign securities and currency held by a fund will be valued in U.S. dollars based on foreign currency exchange rate quotations supplied by an independent quotation service.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by a fund at its fair value as determined in good faith by the Board of Trustees or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news. For non-U.S. traded securities whose principal local markets close before the close of the NYSE, a fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A fund may rely on an independent fair valuation service in making any such fair value determinations.

If a fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-INV3P-0311P

Mutual Funds

Prospectus

January 18, 2011

Nuveen Taxable Bond Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Short Duration Bond Fund	NSDAX	—	NSCDX	NSDTX	NSDRX
Nuveen Multi-Strategy Core Bond Fund	NCBAX	NBCBX	NCBCX	NMSTX	NCBRX
Nuveen High Yield Bond Fund	NHYAX	NHBYX	NHYCX	NHYTX	NHYRX
Nuveen Symphony Credit Opportunities Fund	NCOAX	—	NCFCX	NCORX	NCOIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Section 1    Fund Summaries

Nuveen Short Duration Bond Fund

Investment Objective

The investment objective of the fund is to provide high current income consistent with minimal fluctuations of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 35 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 38 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-73 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15

Annual Fund Operating Expense

(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Class R3		Class I
Management Fees	0.38%		0.38%		0.38%		0.38%
Distribution and Service (12b-1) Fees	0.25%		1.00%		0.50%		—
Other Expenses	0.27%		0.27%		0.27%		0.27%
Total Annual Fund Operating Expenses	0.90%		1.65%		1.15%		0.65%
Fee Waivers and Expense Reimbursements[2]	(0.07%	)	(0.07%	)	(0.07%	)	(0.07%	)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.83%		1.58%		1.08%		0.58%
1	Fee applies to individual retirement accounts (IRAs) and Coverdell Education Savings Accounts. Other accounts with balances below $1,000 may be liquidated at the discretion of the fund’s investment adviser upon prior written notice to shareholders.
2	The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$308	$161	$110	$59	$308	$161	$110	$59
3 Years	$499	$514	$358	$201	$499	$514	$358	$201
5 Years	$706	$890	$626	$355	$706	$890	$626	$355
10 Years	$1,302	$1,949	$1,391	$804	$1,302	$1,949	$1,391	$804

4

Section 1    Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market. Typically, the fund’s average duration will be between approximately one and two years but it will not exceed three years.

The fund principally invests in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. In addition, in an effort to enhance returns and manage risk, the fund’s portfolio managers employ a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivative instruments, to create debt or non-U.S. currency exposures which reflect their outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed income market.

The fund normally invests at least 80% of its net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the fund’s portfolio managers. The fund may invest up to 35% of its net assets in debt securities issued by non-U.S. companies. Although a substantial majority of the fund’s assets are invested in U.S. dollar-denominated securities, up to 20% of the fund’s net assets may have non-U.S. dollar currency exposure from non-U.S. dollar-denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies). On a net basis (netting out long and short non-U.S. currency exposures in the aggregate), the fund’s non-U.S. dollar exposure will not exceed 5% of net assets. The fund also may invest up to 20% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” or “junk” bonds. In addition, the fund may engage in repurchase, reverse repurchase and forward purchase agreements.

Principal Risks

Market Risk—The market values of securities owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a debt security will be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the fund because it may invest up to 20% of its net assets in “high yield” or “junk” bonds; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk—If interest rates rise, the prices of debt securities held by the fund will fall. Non-U.S. and U.S. interest rates may rise or fall by differing amounts and, as a result, the fund’s investment in non-U.S. securities or non-U.S. interest rate swaps may expose the fund to additional risks.

Income Risk—If interest rates fall, the income from the fund’s portfolio will decline as the fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio’s current earnings rate.

Mortgage/Asset-Backed Securities Risk—The value of the fund’s mortgage-related securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. With respect to asset-backed securities, the payment of interest and the repayment of principal may be impacted by the cash flows generated by the assets backing the securities. The downturn in the housing market and the resulting recession in the United States have negatively affected, and may continue to negatively affect, both the price and liquidity of mortgage-related and asset-backed securities.

Derivatives Risk—The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Section 1    Fund Summaries

5

Non-U.S. Investment Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the six-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 2.99% and -0.55%, respectively, for the quarters ended June 30, 2009 and June 30, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class C, R3 and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

6

Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception (December 20, 2004)
Class Returns Before Taxes:
Class A	1.99%	4.38%	3.88%
Class C	3.55%	4.10%	3.52%
Class R3	4.06%	4.62%	4.02%
Class I	4.57%	5.10%	4.50%
Class A Returns After Taxes:
On Distributions	0.78%	2.87%	2.37%
On Distributions and Sales of Shares	1.27%	2.85%	2.42%
Citigroup 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	2.33%	4.13%	3.71%
Lipper Short Investment Grade Debt Funds Category Average (reflects no deduction for taxes or certain expenses)	3.89%	3.61%	3.28%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Chris J. Neuharth, CFA, Brenda A. Langenfeld, CFA, and Peter L. Agrimson, CFA, serve as portfolio managers of the fund.

Mr. Neuharth, Managing Director at Nuveen Asset Management, LLC, Ms. Langenfeld, Vice President at Nuveen Asset Management, LLC, and Mr. Agrimson, Assistant Vice President at Nuveen Asset Management, LLC, have been members of the fund’s management team since January 2011.

Section 1    Fund Summaries

7

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8

Section 1    Fund Summaries

Nuveen Multi-Strategy Core Bond Fund

Investment Objective

The investment objective of the fund is to provide total return by investing in fixed income securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 35 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 38 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-73 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5%	1%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class C		Class R3		Class I
Management Fees	0.49%		0.49%		0.49%		0.49%		0.49%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		—
Other Expenses	0.44%		0.47%		0.45%		0.46%		0.46%
Total Annual Fund Operating Expenses	1.18%		1.96%		1.94%		1.45%		0.95%
Fee Waivers and Expense Reimbursements[2]	(0.24%	)	(0.27%	)	(0.25%	)	(0.26%	)	(0.26%	)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.94%		1.69%		1.69%		1.19%		0.69
1	Fee applies to individual retirement accounts (IRAs) and Coverdell Education Savings Accounts. Other accounts with balances below $1,000 may be liquidated at the discretion of the fund’s investment adviser upon prior written notice to shareholders.
2	The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.70% of the average daily net assets of any class of fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$517	$572	$172	$121	$70	$517	$172	$172	$121	$70
3 Years	$761	$889	$585	$433	$277	$761	$589	$585	$433	$277
5 Years	$1,024	$1,132	$1,024	$767	$500	$1,024	$1,032	$1,024	$767	$500
10 Years	$1,776	$2,061	$2,244	$1,713	$1,143	$1,776	$2,061	$2,244	$1,713	$1,143

Section 1    Fund Summaries

9

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 157% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in fixed income securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market. Typically, the fund’s average duration will be five years or less and is not expected to be more than six years.

The fund principally invests in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. In addition, in an effort to enhance returns and manage risk, the fund’s portfolio managers employ a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivative instruments, to create debt or non-U.S. currency exposures which reflect their outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed income market.

The fund normally invests at least 75% of its net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the fund’s portfolio managers. The fund may invest up to 35% of its net assets in debt securities issued by non-U.S. companies. Although a substantial majority of the fund’s assets are invested in U.S. dollar-denominated securities, up to 20% of the fund’s net assets may have non-U.S. dollar currency exposure from non-U.S. dollar-denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies). On a net basis (netting out long and short non-U.S. currency exposures in the aggregate), the fund’s non-U.S. dollar exposure will not exceed 5% of net assets. The fund also may invest up to 25% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” or “junk” bonds. In addition, the fund may engage in repurchase, reverse repurchase and forward purchase agreements.

Principal Risks

Market Risk—The market values of securities owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a fixed income security will be unable or unwilling to make interest and principal payments when due and the related risk that the value of a fixed income security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the fund because it may invest up to 25% of its net assets in “high yield” or “junk” bonds; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk—If interest rates rise, the prices of fixed income securities held by the fund will fall. Non-U.S. and U.S. interest rates may rise or fall by differing amounts and, as a result, the fund’s investment in non-U.S. securities or non-U.S. interest rate swaps may expose the fund to additional risks.

Income Risk—If interest rates fall, the income from the fund’s portfolio will decline as the fund invests the proceeds from new share sales, or from matured or called fixed income securities, at market interest rates that are below the portfolio’s current earnings rate.

Mortgage/Asset-Backed Securities Risk—The value of the fund’s mortgage-related securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. With respect to asset-backed securities, the payment of interest and the repayment of principal may be impacted by the cash flows generated by the assets backing the securities. The downturn in the housing market and the resulting recession in the United States have negatively affected, and may continue to negatively affect, both the price and liquidity of mortgage-related and asset-backed securities.

Derivatives Risk—The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

10

Section 1    Fund Summaries

Non-U.S. Investment Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the six-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 5.49% and -0.82%, respectively, for the quarters ended June 30, 2009 and September 30, 2005.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, R3 and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

11

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception December 20, 2004
Class Returns Before Taxes:
Class A	3.16%	5.67%	5.04%
Class B	3.02%	5.75%	5.10%
Class C	6.97%	5.84%	5.04%
Class R3	7.52%	6.37%	5.55%
Class I	8.05%	6.87%	6.05%
Class A Returns After Taxes:
On Distributions	0.59%	3.68%	3.15%
On Distributions and Sales of Shares	2.02%	3.67%	3.18%
Citigroup Broad Investment Grade Bond Index (reflects no deduction for fees, expenses or taxes)	6.30%	5.98%	5.40%
Lipper Intermediate Investment Grade Debt Funds Category Average (reflects no deduction for taxes or certain expenses)	7.72%	5.18%	4.61%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Timothy A. Palmer, CFA, Jeffrey J. Ebert, CFA, and Marie A. Newcome, CFA, serve as portfolio managers of the fund.

Mr. Palmer, Managing Director at Nuveen Asset Management, LLC, Mr. Ebert, Senior Vice President at Nuveen Asset Management, LLC, and Ms. Newcome, Vice President at Nuveen Asset Management, LLC, have been members of the fund’s management team since January 2011.

12

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

13

Nuveen High Yield Bond Fund

Investment Objective

The investment objective of the fund is to maximize total return by investing in a diversified portfolio of high yield debt securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 35 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 38 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-73 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5%	1%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	—
Other Expenses	0.35%	0.35%	0.35%	0.35%	0.33%
Total Annual Fund Operating Expenses	1.19%	1.94%	1.94%	1.44%	0.92%
1	Fee applies to individual retirement accounts (IRAs) and Coverdell Education Savings Accounts. Other accounts with balances below $1,000 may be liquidated at the discretion of the fund’s investment adviser upon prior written notice to shareholders.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$591	$597	$197	$147	$94	$591	$197	$197	$147	$94
3 Years	$835	$909	$609	$456	$293	$835	$609	$609	$456	$293
5 Years	$1,098	$1,147	$1,047	$787	$509	$1,098	$1,047	$1,047	$787	$509
10 Years	$1,850	$2,070	$2,264	$1,724	$1,131	$1,850	$2,070	$2,264	$1,724	$1,131

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Section 1    Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 139% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds. These securities generally are rated BB/Ba or below at the time of purchase by independent rating agencies or are unrated but judged to be of comparable quality by the fund’s portfolio managers. These below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

In addition to investing in U.S. and non-U.S. corporate high yield debt securities, the fund may also invest in U.S. and non-U.S. corporate investment grade securities; U.S. government securities, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments. In an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the fund also may invest in futures, options, interest rate or total return swaps, credit derivatives or other derivative instruments. In doing so, the fund may, in certain circumstances, invest a substantial portion of its assets in such derivative instruments. Substantially all of the fund’s assets will be invested in U.S. dollar-denominated securities.

In building the fund’s investment portfolio from these individual securities, the fund’s portfolio managers seek to diversify the portfolio’s holdings across multiple factors, including individual issuers and industries, to manage the inherent credit risk associated with a high yield debt strategy.

Principal Risks

Market Risk—The market values of securities owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a debt security will be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the fund because it invests at least 80% of its net assets in “high yield” or “junk” bonds; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk—If interest rates rise, the prices of debt securities held by the fund will fall. Non-U.S. and U.S. interest rates may rise or fall by differing amounts and, as a result, the fund’s investment in non-U.S. securities or non-U.S. interest rate swaps may expose the fund to additional risks.

Income Risk—If interest rates fall, the income from the fund’s portfolio will decline as the fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio’s current earnings rate.

Derivatives Risk—The fund may, in certain circumstances, invest a substantial portion of its assets in derivative instruments, including interest rate swaps. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund. In doing so, the fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the fund’s shares and can result in losses that exceed the amount originally invested.

Non-U.S. Investment Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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15

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the six-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 14.05% and -20.35%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, R3 and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception (December 20, 2004)
Class Returns Before Taxes:
Class A	10.75%	6.21%	5.56%
Class B	11.40%	6.27%	5.60%
Class C	15.41%	6.39%	5.58%
Class R3	15.97%	6.96%	6.14%
Class I	16.53%	7.50%	6.67%
Class A Returns After Taxes:
On Distributions	7.65%	3.38%	2.83%
On Distributions and Sales of Shares	6.82%	3.58%	3.07%
Citigroup High Yield BB/B Index (reflects no deduction for fees, expenses or taxes)	13.35%	6.22%	5.64%
Lipper High Current Yield Funds Category Average (reflects no deduction for taxes or certain expenses)	14.21%	6.59%	5.93%

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Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

John T. Fruit, CFA, and Jeffrey T. Schmitz, CFA, serve as portfolio managers of the fund.

Mr. Fruit, Senior Vice President at Nuveen Asset Management, LLC, and Mr. Schmitz, Vice President at Nuveen Asset Management, LLC, have been members of the fund’s management team since January 2011.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

17

Nuveen Symphony Credit Opportunities Fund

Investment Objective

The investment objective of the fund is to seek current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 35 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 38 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-73 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C		Class R3		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None		1%		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None
Exchange Fees	None		None		None		None
Redemption Fee	2%		2%		2%		2%
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15		$15		$15		$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class C		Class R3		Class I
Management Fees	0.64%		0.64%		0.64%		0.64%
Distribution and Service (12b-1) Fees	0.25%		1.00%		0.50%		—
Other Expenses	0.85%		1.29%		1.31%		0.52%
Total Annual Fund Operating Expenses	1.74%		2.93%		2.45%		1.16%
Fee Waivers and Expense Reimbursements[2]	(0.65%	)	(1.09%	)	(1.11%	)	(0.32%	)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.09%		1.84%		1.34%		0.84%
1	Fee applies to individual retirement accounts (IRAs) and Coverdell Education Savings Accounts. Other accounts with balances below $1,000 may be liquidated at the discretion of the fund’s investment adviser upon prior written notice to shareholders.
2	The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2013 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.35% after January 31, 2013) of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

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Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$581	$187	$136	$86	$581	$187	$136	$86
3 Years	$857	$632	$479	$303	$857	$632	$479	$303
5 Years	$1,207	$1,157	$900	$575	$1,207	$1,157	$900	$575
10 Years	$2,191	$2,597	$2,074	$1,350	$2,191	$2,597	$2,074	$1,350

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal period, the fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by the fund’s portfolio managers to be of comparable quality. Although the fund invests primarily in debt issued by U.S. companies, it may invest up to 25% of its net assets in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. The fund may use derivatives, such as swaps, futures and options, to gain investment exposure.

The fund’s sub-adviser bases its investment process on fundamental, bottom-up credit analysis. Analysts assess sector dynamics, company business models and asset quality. Specific recommendations are based on an analysis of the relative value of the various types of debt within a company’s capital structure. Inherent in the sub-adviser’s credit analysis process is the evaluation of potential upside and downside to any credit. As such, the sub-adviser concentrates its efforts on sectors where there is sufficient transparency to assess the downside risk and where firms have assets to support meaningful recovery in case of default. In its focus on downside protection, the sub-adviser favors opportunities where valuations can be quantified and risks assessed.

Principal Risks

Market Risk—The market values of debt instruments owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a debt instrument may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a debt instrument may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the fund because it may invest a substantial portion of its net assets in “high yield” or “junk” debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

Section 1    Fund Summaries

19

Interest Rate Risk—If interest rates rise, the prices of debt instruments held by the fund will fall.

Income Risk—If interest rates fall, the income from the fund’s portfolio will decline as the fund invests the proceeds from new share sales, or from matured or called debt instruments, at interest rates that are below the portfolio’s current earnings rate.

Loan Settlement Risk—Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle.

Liquidity Risk—The fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by fund shareholders.

Small Fund Risk—The fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the fund’s market exposure for limited periods of time, causing the fund’s performance to vary from that of the fund’s model portfolio. This impact may be positive or negative, depending on the direction of market movement during the period affected. The fund does not generally limit large inflows and outflows by particular investors, but it has policies in place which seek to reduce the impact of these flows when it has prior knowledge of them. If any individual shareholder (or several shareholders whose investment in the fund is controlled by a single decision-maker such as an advisor) owns a large percentage of the fund’s shares, and if such shareholder chooses to redeem his or her shares at one time, the fund may have difficulty selling its assets in a timely manner to raise the cash necessary to meet the redemption request, in which case the fund may have to borrow money to do so. In such an instance, the fund’s remaining shareholders would bear the costs of such borrowings, and the fund would be subject to leverage risk (to the extent such leverage exceeded the amount of portfolio sales awaiting settlement) as long as such borrowings were outstanding. Rapid portfolio sales in response to such a large redemption might also cause the fund to experience above-normal transaction costs, and might disrupt the overall composition of the fund’s portfolio and thereby impede the adviser’s ability to optimally pursue its investment strategy.

Convertible Security Risk—The value of the fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Non-U.S. Investment Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

Derivatives Risk—The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the fund’s portfolio manager uses derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

20

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Symphony Asset Management LLC (“Symphony”)

Portfolio Managers

Gunther Stein and Jenny Rhee serve as portfolio managers of the fund.

Mr. Stein, Chief Executive Officer and Chief Investment Officer at Symphony, and Ms. Rhee, Portfolio Manager at Symphony, have been members of the fund’s management team since its inception.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

21

Section 2    How We Manage Your Money

To help you better understand the funds, this section includes a detailed discussion of the funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the funds. Nuveen Fund Advisors oversees the management of the funds’ portfolios, manages the funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”).

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen Fund Advisors has adopted policies and procedures that address arrangements with Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each fund is dependent upon services and resources provided by its investment adviser, Nuveen Fund Advisors, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future. However, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2014. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

Nuveen Fund Advisors has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to the Nuveen Short Duration Bond Fund (“Short Duration Bond Fund”), Nuveen Multi-Strategy Core Bond Fund (“Multi-Strategy Core Bond Fund”) and Nuveen High Yield Bond Fund (“High Yield Bond Fund”). Nuveen Asset Management, LLC manages the investment of the funds’ assets on a discretionary basis, subject to the

22

Section 2    How We Manage Your Money

supervision of Nuveen Fund Advisors. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

The portfolio managers of the Short Duration Fund are Chris J. Neuharth, Brenda A. Langenfeld and Peter L. Agrimson. Mr. Neuharth, Ms. Langenfeld and Mr. Agrimson joined Nuveen Asset Management, LLC on January 1, 2011, in connection with the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF”).

•	Mr. Neuharth, CFA, is a Managing Director at Nuveen Asset Management, LLC. He entered the financial services industry in 1983 and joined FAF in 2000.

•	Ms. Langenfeld, CFA, is a Vice President at Nuveen Asset Management, LLC. She entered the financial services industry with FAF in 2004.

•	Mr. Agrimson, CFA, is an Assistant Vice President at Nuveen Asset Management, LLC. He entered the financial services industry in 2005 and joined FAF in 2009.

The portfolio managers of the Multi-Strategy Core Bond Fund are Timothy A. Palmer, Jeffrey J. Ebert and Marie A. Newcome. Mr. Palmer, Mr. Ebert and Ms. Newcome joined Nuveen Asset Management, LLC on January 1, 2011, in connection with the firm’s acquisition of a portion of FAF’s asset management business.

•	Mr. Palmer, CFA, is a Managing Director at Nuveen Asset Management, LLC. He entered the financial services industry in 1986 and joined FAF in 2003.

•	Mr. Ebert, CFA, is a Senior Vice President at Nuveen Asset Management, LLC. He entered the financial services industry with FAF in 1991.

•	Ms. Newcome, CFA, is a Vice President at Nuveen Asset Management, LLC. She entered the financial services industry in 1992 and joined FAF in 2004.

The portfolio managers of the High Yield Bond Fund are John T. Fruit and Jeffrey T. Schmitz. Mr. Fruit and Mr. Schmitz joined Nuveen Asset Management, LLC on January 1, 2011, in connection with the firm’s acquisition of a portion of FAF’s asset management business.

•	Mr. Fruit, CFA, is a Senior Vice President at Nuveen Asset Management, LLC. He entered the financial services industry in 1988 and joined FAF in 2001.

•

Mr. Schmitz, CFA, is a Vice President at Nuveen Asset Management, LLC. He entered the financial services industry in 1987 and joined FAF in 2006. Prior to joining FAF, Mr. Schmitz worked as a senior credit research analyst at Deephaven Capital Management, as a trading risk manager at Cargill Financial Services, and in various risk oversight roles with the Office of the Comptroller of the Currency.

Nuveen Fund Advisors has selected its affiliate, Symphony Asset Management LLC (“Symphony”), located at 555 California Street, Suite 2975, San Francisco, California 94104, to serve as sub-adviser to the Nuveen Symphony Credit Opportunities Fund (“Credit Opportunities Fund”). Symphony manages the investment of the fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Symphony specializes in the management of market neutral equity and debt strategies and senior loan and other debt portfolios. The portfolio managers of the Credit Opportunities Fund are Gunther Stein and Jenny Rhee.

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•

Mr. Stein is the Chief Executive Officer and Chief Investment Officer at Symphony and is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

•	Ms. Rhee joined Symphony in 2001 and is currently responsible for trading and portfolio management of fixed-income securities. Prior to joining Symphony, Ms. Rhee was an analyst with Epoch Partners.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is provided in the statement of additional information.

At such time as the funds receive an exemptive order permitting them to do so, or as otherwise permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or the rules thereunder, the funds may, without obtaining approval of shareholders, retain an unaffiliated sub-adviser to perform some or all of the portfolio management functions on behalf of the funds.

Management Fee

The management fee schedule for each fund consists of two components—a fund-level fee, based only on the amount of assets within a fund, and a complex-level fee, based on the aggregate amount of all qualifying fund assets managed by Nuveen Fund Advisors.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of each fund as follows:

Average Daily Net Assets	Short Duration Bond Fund	Multi-Strategy Core Bond Fund	High Yield Bond Fund	Credit Opportunities Fund
For the first $125 million	0.2000%	0.3000%	0.4000%	0.4500%
For the next $125 million	0.1875%	0.2875%	0.3875%	0.4375%
For the next $250 million	0.1750%	0.2750%	0.3750%	0.4250%
For the next $500 million	0.1625%	0.2625%	0.3625%	0.4125%
For the next $1 billion	0.1500%	0.2500%	0.3500%	0.4000%
For net assets over $2 billion	0.1250%	0.2250%	0.3250%	0.3750%

The complex-level fee is the same for each fund and begins at a maximum rate of 0.2000% of each fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for assets above that level. Therefore, the maximum management fee rate for each fund is the fund-level fee plus 0.2000%. As of September 30, 2010, the effective complex-level fee for each fund was 0.1822% of the fund’s average daily net assets.

For the most recent fiscal year, each fund (other than the Credit Opportunities Fund, which did not have a full fiscal year of operations) paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Short Duration Bond Fund	0.27%
Multi-Strategy Core Bond Fund	0.18%
High Yield Bond Fund	0.47%

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Nuveen Fund Advisors has agreed to waive fees and reimburse expenses through January 31, 2012, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund do not exceed 0.60%, 0.70% and 0.95%, respectively, of the average daily net assets of any class of fund shares. These expense limitations may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund.

Nuveen Fund Advisors has agreed to waive fees and reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Credit Opportunities Fund do not exceed 0.85% through January 31, 2013, and 1.35% thereafter, of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Information regarding the Board of Trustees’ approval of investment advisory contracts for the funds is available in the funds’ annual report for the fiscal year ended September 30, 2010.

Each fund’s investment objective may not be changed without shareholder approval. The funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

Corporate Debt Securities

The funds may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry fixed or floating rates of interest. The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund may also invest in private placements.

Derivatives

The funds may use futures, interest rate swaps, total return swaps, credit default swaps, options and other derivative instruments to seek to enhance return, to hedge some of the risks of their investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of their investments to more closely approximate those of the markets in which they invest), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rates or to preserve capital. The

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Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund may also use non-U.S. currency swaps.

Asset-Backed Securities

The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund may invest in asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile loans and credit-card receivables, and which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

Mortgage-Backed Securities

The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security backed by an ownership interest in a pool of mortgage loans. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), but may also be issued or guaranteed by other private issuers.

U.S. Government Securities

The funds may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Corporate Loans

The funds may invest in corporate loans, including senior secured bank loans, unsecured and/or subordinated bank loans, loan participations and unfunded contracts. These loans are made by or issued to corporations primarily to finance acquisitions, refinance existing debt, support organic growth, or pay out dividends, and are typically originated by large banks and are then syndicated out to institutional investors as well as to other banks. Corporate loans typically bear interest at a floating rate although some loans pay a fixed rate. Due to their lower place in the borrower’s capital structure, unsecured and/or subordinated loans involve a higher degree of overall risk than senior bank loans of the same borrower. Loan participations are loans that are shared by a group of lenders. Unfunded contracts are commitments by lenders (such as the funds) to loan an amount in the future or that is due to be contractually funded in the future. The Credit Opportunities Fund may invest up to 35% of its net assets in loans.

Convertible Securities

The funds may invest in convertible securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks.

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Convertible securities typically consist of debt securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, until the securities mature or are redeemed, converted or exchanged. The Credit Opportunities Fund may invest up to 30% of its net assets in convertible securities.

Non-U.S. Investments

The Credit Opportunities Fund may invest up to 25% of its net assets in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund may invest in a variety of non-U.S. debt securities issued by corporate and governmental entities. Although the funds will concentrate their non-U.S. investments in developed countries, they may invest up to 10% of their net assets in securities of issuers located in emerging market countries.

Repurchase Agreements

The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund may engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity.

Municipal Obligations

The Short Duration Bond Fund and Multi-Strategy Core Bond Fund may invest in municipal bonds that pay interest that is exempt from regular federal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities and other issuing authorities issue municipal bonds to raise money for certain purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

High Yield Debt

The High Yield Bond Fund invests at least 80% of its net assets in securities rated below investment grade or unrated securities deemed by the fund’s portfolio management team to be of comparable quality. The Multi-Strategy Core Bond Fund may invest up to 25% of its net assets and the Short Duration Bond Fund may invest up to 20% of its net assets in such securities. The Credit Opportunities Fund invests a substantial portion of its net assets in such securities. Debt securities rated below investment grade are commonly referred to as “high yield” or “junk” bonds. These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield debt and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating agency evaluating the instrument, are outweighed by large uncertainties or

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major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.

Investment Companies and Other Pooled Investment Vehicles

The funds may invest up to 10% of their net assets in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the funds may invest directly. In addition, the funds may invest a portion of their assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the funds may invest directly. The funds may invest in the securities of ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission. An ETF is a fund that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in a pooled investment vehicle, the funds will bear their ratable share of that vehicle’s expenses, and would remain subject to payment of the funds’ advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the funds invest in other pooled investment vehicles. In addition, the funds will incur brokerage costs when purchasing and selling shares of ETFs. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Cash Equivalents and Short-Term Investments

Under normal market conditions, the funds may hold up to 10% of their net assets in cash or cash equivalents, money market funds and short-term fixed-income securities. The percentage of each fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the funds may depart from their principal investment strategies and invest part or all of their assets in such holdings. During such periods, the funds may not be able to achieve their investment objectives. A fund may adopt a defensive strategy when its management team believes securities in which it normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the statement of additional information.

When-Issued or Delayed-Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings is available in the funds’ statement of additional information. Certain portfolio holdings information for each fund is available on the funds’ website—www.nuveen.com—by clicking the “Our Products—Mutual Funds” section on the home page and following the

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applicable link for your fund in the “Search Mutual Fund Family” section. By following these links, you can obtain a list of your fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the funds’ website following the end of each month with an approximately one-month lag. This information will remain available on the funds’ website until the funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund

Nuveen Asset Management, LLC takes an objective approach to the market in selecting securities for the Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund. Depending on the market conditions, Nuveen Asset Management, LLC may emphasize sector rotation, security selection, or yield-curve positioning as the best way to achieve fund goals of consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. Nuveen Asset Management, LLC is supported by a fixed income strategy committee which provides economic analysis and asset allocation input into the investment decision process, sector teams which provide input into the attractiveness of individual fixed income sectors and research analysts which provide analysis on individual potential portfolio investments.

Credit Opportunities Fund

Symphony bases its investment process on a fundamental, bottom-up credit analysis, leveraging the team’s expertise and extensive experience investing across the capital structure. Each member of the fixed-income team conducts substantial research to develop a keen insight into one or more sectors. Analysts assess sector dynamics, company business models and asset quality. Team members generate buy, sell and swap ideas by taking views and formulating opinions on sectors, companies and seniority of the security. Specific recommendations are based on analysis of the relative value of the various types of debt and senior equity within a company’s capital structure. These ideas are presented and discussed daily with the team and portfolio managers.

Inherent in Symphony’s research process is the assessment of risk for each individual security. As such, Symphony concentrates its efforts on sectors where there is sufficient transparency to assess the downside risk and where firms have assets to support meaningful recovery in case of default. In their focus on downside protection, they favor opportunities where valuations can be quantified and risks assessed. Symphony is generally skeptical toward sectors with less transparency or measurable assets.

In Symphony’s credit analysis process, analysts are required to evaluate both the upside and the downside to any credit. Downside analysis involves estimating the recovery value if the firm were to declare bankruptcy. As a result, the portfolio is likely to favor sectors with higher levels of hard assets and/or operating models which are likely to generate ongoing cash flow, even in bankruptcy.

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The portfolio is built name by name, based on the perceived return potential of the individual investments and the diversification benefits of investing across a range of sectors, issuers and security types. Based on Symphony’s outlook for a sector, the Credit Opportunities Fund may under-weight or over-weight that sector within the portfolio.

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

Market risk: The market values of the securities owned by the funds may decline, at times sharply and unpredictably. Market values of fixed income securities are affected by a number of different factors, including changes in interest rates, the credit quality of issuers, liquidity and general economic and market conditions. Lower-quality fixed income securities may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news. During times of low demand or decreased liquidity in the bond market, prices of bonds, particularly lower-quality bonds, may decline sharply without regard to changes in interest rates or issuer-specific credit-related events. Such periods of decreased liquidity may occur when dealers that make a market in bonds are unable or unwilling to do so, particularly during periods of economic or financial distress.

Credit risk: Credit risk is the risk that an issuer of a debt security will be unable or unwilling to make interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the funds because they may invest in “high yield,” “high risk” or “junk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal. Credit risk is heightened for the corporate loans in which the funds invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

Interest rate risk: Because the funds invest in fixed income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund’s portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk. Duration measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates. Interest rate risk may be increased by a fund’s investment in inverse floating rate securities and forward commitments because of the leveraged nature of these investments.

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Income risk: The income earned from a fund’s portfolio may decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called debt securities, at market interest rates that are below the portfolio’s current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund’s income may decrease if short-term interest rates rise.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance a fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the funds. In addition, when the funds invest in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, they are effectively leveraging their investments, which could result in exaggerated changes in the net asset value of the funds’ shares and can result in losses that exceed the amount originally invested. The success of each investment team’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In addition, in volatile markets, certain derivative instruments and markets may not be liquid, which means a fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Inflation risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund’s assets can decline, as can the value of a fund’s distributions.

Corporate loan risk: The corporate loans in which the funds may invest may not be (i) rated at the time of investment, (ii) registered with the Securities and Exchange Commission or (iii) listed on a securities exchange. In addition, the amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered and exchange-listed securities. Because no active trading market currently exists for some corporate loans, such loans may be illiquid and more difficult to value than more liquid instruments for which a trading market does exist. Portfolio transactions in corporate loans may settle in as short as seven days, but typically can take up to two or three weeks, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for trading corporate loans, and the corporate loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate corporate loans may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing a fund’s income. Because the interest rates of the corporate loans may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing a fund’s income.

Affiliates of the fund’s adviser or sub-adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law,

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the presence of such affiliates in the loan market may restrict the fund’s ability to acquire some loans or affect the timing or price of loan acquisitions. Also, because the adviser or sub-adviser may wish to invest in the publicly-traded securities of an obligor, the fund may not have access to material non-public information regarding the obligor to which other investors have access.

Mortgage-related securities risk: The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund may invest in mortgage-related securities. Such securities have unique risks. The value of the funds’ mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected or not at all, which could happen when interest rates rise or economic conditions more generally deteriorate. If the underlying mortgages are paid off sooner than expected, the fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by a private issuer generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity. The downturn in the housing market and the resulting recession in the United States has negatively affected, and may continue to negatively affect, both the price and liquidity of mortgage-backed securities.

Asset-backed securities risk: The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund may also invest in asset-backed securities. With asset-backed securities, payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of a fund’s asset-backed securities may also be affected by changes in interest rates and economic conditions more generally; the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities; and the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and the entities that provide any supporting letters of credit, surety bonds or other credit enhancements. Like mortgage-backed securities, the deterioration of the U.S. economy has negatively affected, and may continue to negatively affect, both the price and liquidity of asset-backed securities.

Convertible security risk: Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.

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Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

Changing distribution levels risk: The level of monthly income distributions paid by a fund depends on the amount of income paid by the securities the fund holds. Such payments are not guaranteed and their levels will change. However, changes in the value of the securities generally should not affect the amount of income they pay.

Borrowing and leverage risks: Each fund may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of a fund’s shares and may affect a fund’s net income. When a fund borrows money, it must pay interest and other fees, which will reduce the fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the bond market, such borrowings might be outstanding for longer periods of time. A fund will not purchase additional portfolio securities while outstanding borrowings exceed 5% of the value of its total assets. In addition, when a fund invests in certain derivative securities, including, but not limited to, inverse floating rate securities, when-issued securities, forward commitments, futures contracts and interest rate swaps, it is effectively leveraging its investments. Certain investments or trading strategies that involve leverage can exaggerate changes in the net asset value of a fund’s shares and can result in losses that exceed the amount originally invested.

Liquidity risk: The funds may invest in lower-quality debt instruments issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. If the economy experiences a sudden downturn, or if the debt markets for such companies becomes distressed, a fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by fund shareholders. In such event, there would be a greater chance that a fund may be forced to curtail or suspend redemptions, in which case you might experience a delay or inability to liquidate your investment at the desired time or in the desired amount.

Non-U.S. risk: Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets. Other risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

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•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

Currency risk: Non-U.S. securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the fund’s non-U.S. holdings whose value is tied to the affected non-U.S. currency. ADRs and other non-U.S. securities denominated in U.S. dollars are also subject to currency risk.

Correlation risk: The U.S. and non-U.S. equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. stocks. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

Small fund risk: The Credit Opportunities Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the fund’s market exposure for limited periods of time, causing the fund’s performance to vary from that of the fund’s model portfolio. This impact may be positive or negative, depending on the direction of market movement during the period affected. The Credit Opportunities Fund does not generally limit large inflows and outflows by particular investors, but it has policies in place which seek to reduce the impact of these flows where Nuveen has prior knowledge of them. If any individual shareholder (or several shareholders whose investment in the Credit Opportunities Fund is controlled by a single decision-maker such as an advisor) owns a large percentage of the fund’s shares, and if such shareholder chooses to redeem his or her shares at one time, the fund may have difficulty selling its assets in a timely manner to raise the cash necessary to meet the redemption request, in which case the fund may have to borrow money to do so. In such an instance, the fund’s remaining shareholders would bear the costs of such borrowings, and the fund would be subject to leverage risk (to the extent such leverage exceeded the amount of portfolio sales awaiting settlement) as long as such borrowings were outstanding. Rapid portfolio sales in response to such a large redemption might also cause the Credit Opportunities Fund to experience above-normal transaction costs, and might disrupt the overall composition of the fund’s portfolio and thereby impede the adviser’s ability to optimally pursue its investment strategy. The fund anticipates that early in its existence a substantial portion (likely greater than 25%) of its outstanding shares will be held by a single shareholder or investment decision-maker who is not affiliated with Nuveen Fund Advisors.

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Section 2    How We Manage Your Money

Section 3    How You Can Buy and Sell Shares

The funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of your fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Investments, LLC (“Nuveen”), a wholly-owned subsidiary of Nuveen Investments and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record.

The up-front Class A sales charges for the funds are as follows:

Short Duration Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	2.25%	2.30%	1.75%
$50,000 but less than $100,000	2.00	2.04	1.75
$100,000 but less than $250,000	1.25	1.27	1.00
$250,000 and over*	—	—	0.60
*	You can purchase $250,000 or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays financial intermediaries of record a commission equal to 0.60% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge (“CDSC”) of 0.60% if you redeem any of your shares within 6 months of purchase, 0.50% if you redeem any of your shares within 12 months of purchase and 0.25% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Multi-Strategy Core Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.25%	4.44%	3.75%
$50,000 but less than $100,000	4.00	4.17	3.50
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays financial intermediaries of record a commission equal to 1% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 6 months of purchase, 0.75% if you redeem any of your shares within 12 months of purchase and 0.50% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

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High Yield Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays financial intermediaries of record a commission equal to 1% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 6 months of purchase, 0.75% if you redeem any of your shares within 12 months of purchase and 0.50% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Credit Opportunities Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays financial intermediaries of record a commission equal to 1% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 6 months of purchase, 0.75% if you redeem any of your shares within 12 months of purchase and 0.50% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

The Short Duration Bond Fund and Credit Opportunities Fund do not issue Class B shares. The Multi-Strategy Core Bond Fund and High Yield Bond Fund will issue Class B shares upon the exchange of Class B shares from another Nuveen Mutual Fund for which Boston Financial Data Services serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Class B shares are subject to annual distribution and service fees of 1% of your fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates Nuveen for paying your financial advisor or other financial intermediary a 4% up-front sales commission, which includes an advance of the first year’s service fee. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or redemption

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Section 3    How You Can Buy and Sell Shares

price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	4%	4%	3%	2%	1%	None

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1% of your fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates Nuveen for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1% CDSC, which is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. Class C shares do not convert.

The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your fund’s average daily net assets.

Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Class R3 shares were initially offered by the Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund on August 1, 2008. The expense and performance information for Class R3 shares provided in Section 1 of the prospectus for periods prior to such date are estimated based on the actual expenses and performance of the funds’ other share classes.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. Class I shares are not subject to sales charges or ongoing service or distribution fees. Class I shares have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial

Section 3    How You Can Buy and Sell Shares

37

intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. Nuveen may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain trustees, directors and employees of Nuveen Investments and its subsidiaries.

•	Certain advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Certain financial intermediary personnel.

•	Certain bank or broker-affiliated trust departments.

•	Certain eligible retirement plans as described in the statement of additional information.

•	Certain additional categories of investors as described in the statement of additional information.

Please refer to the statement of additional information for more information about Class A, Class B, Class C, Class R3 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you; (ii) your spouse or domestic partner and dependent children; and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies representing reinvestment of Nuveen Mutual Fund distributions.

•	Certain employer-sponsored retirement plans.

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Section 3    How You Can Buy and Sell Shares

•

Certain employees and affiliates of Nuveen. Purchases by officers, trustees and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, any parent company of Nuveen and subsidiaries thereof, and such employees’ immediate family members (as defined in the statement of additional information).

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

•

Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•

Additional categories of investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase fund shares (1) through a financial advisor or (2) directly from the funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment

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39

advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

•

By mail. You may open an account directly with a fund and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

•

On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds’ website. To access your account, follow the links under “Our Products” on www.nuveen.com to “Mutual Funds” and choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

•

By telephone. Existing shareholders with direct accounts may also process account transactions via the funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your fund’s systematic investment plan. You can stop the deductions at any time by notifying your fund in writing.

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Section 3    How You Can Buy and Sell Shares

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your fund to draw pre-authorized checks on your bank account.

•

From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging, and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

The funds may change or cancel their exchange policy at any time upon 60 days’ notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges or reject any exchange.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You

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may only reinvest into the same share class you redeemed. If you paid a CDSC, your fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class B shares.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after your fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

•

By mail. You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record); and

•	Any required signature guarantees.

Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

•

On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under “Our Products” on www.nuveen.com to “Mutual Funds”

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Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

and choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

•

By telephone. If your account is held with the fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Contingent Deferred Sales Charge

If you redeem Class A, Class B or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A, Class B or Class C shares subject to a CDSC, your fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee on any account with a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If the funds elect to exercise this right, then annually the funds will assess a $15 low balance account fee on certain IRAs and Coverdell Education Savings Accounts with balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.

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Financial intermediaries may apply their own procedures in attempting to comply with the funds’ low balance account policy. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

Special Settlement Policy

Large redemptions may require the Credit Opportunities Fund to liquidate a significant portion of its portfolio holdings. Therefore, in order to provide for the orderly liquidation of such holdings, proceeds from a redemption request in excess of $1 million will normally be available three business days after the redemption request is received. The fund may authorize longer or shorter settlement periods in its sole discretion. Because a large redemption could be disruptive to the fund and its portfolio, the fund requests that investors or advisers who are contemplating investments in the fund of $5 million or more consult with fund management to discuss the implications prior to making such an investment.

Redemption Fee Policy

The Credit Opportunities Fund charges a 2% redemption fee on the proceeds of fund shares redeemed or exchanged within 90 days of acquisition. Investors making purchases into the fund through a systematic investment plan will need to discontinue that plan at least 90 days before redeeming in full in order to avoid the redemption fee on recently purchased shares. The redemption fee is intended to offset the trading costs and fund operating expenses associated with frequent trading.

The Credit Opportunities Fund may waive the redemption fee on share redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans only if the plan sponsor or administrator certifies that the plan does not have the operational capability to assess the fee. The fund also may waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where the fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in fund shares.

The Credit Opportunities Fund may waive the redemption fee in other specified circumstances reasonably determined by the fund not to relate to inappropriate trading activity, and reserves the right to modify or eliminate redemption fee waivers at any time. For additional information, see “General Information—Frequent Trading” in this prospectus, and “Purchase and Redemption of Fund Shares—Frequent Trading Policy” and “Purchase and Redemption of Fund Shares—Redemption Fee Policy” in the statement of additional information.

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Section 4    General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies as well.

The funds declare dividends daily and pay such dividends monthly. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. Each fund seeks to pay monthly dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period, and any such under- (or over-) distribution of income is reflected in the fund’s net asset value. This policy is designed to result in the distribution of substantially all of the funds’ net income over time. The funds declare and pay any taxable capital gains once a year at year end.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares.

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Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Nuveen serves as the selling agent and distributor of the funds’ shares. In this capacity, Nuveen manages the offering of the funds’ shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to financial intermediaries, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Under the plan, Nuveen receives a distribution fee for Class B, C and R3 shares primarily for providing compensation to financial intermediaries, including Nuveen, in connection with the distribution of shares. Nuveen receives a service fee for Class A, B, C and R3 shares to compensate financial intermediaries, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class B, C and R3 shares may pay more in distribution and service fees and CDSCs (Class B and C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

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Section 4    General Information

Other Payments to Financial Intermediaries

In addition to sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that Nuveen is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2010, these payments in the aggregate were approximately 0.035% to 0.040% of the assets in the Nuveen Mutual Funds, although payments to particular financial intermediaries can be significantly higher. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. Nuveen may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary’s organization by, for example, placing the funds on a list of preferred or recommended funds and/or granting Nuveen and/or its affiliates preferential or enhanced opportunities to promote the funds in various ways within the intermediary’s organization.

The price you pay for your shares is based on each fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all

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liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or the NASDAQ National Market are valued at the mean between the bid and asked prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair value based on various factors, including prices of comparable securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund net asset value or makes it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of securities. In particular, for non-U.S.-traded securities whose principal local markets close before the time as of which the funds’ shares are priced, the funds on certain days may adjust the local closing price based upon such factors (which may be evaluated by an outside pricing service) as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. See the statement of additional information for details.

If a fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

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Section 4    General Information

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the funds. Despite the funds’ efforts to detect and prevent frequent trading, the funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. Nuveen, the funds’ distributor, has entered into agreements with financial intermediaries that maintain omnibus accounts with the funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with Nuveen in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the funds through such accounts. Technical limitations in operational systems at such intermediaries or at Nuveen may also limit the funds’ ability to detect and prevent frequent trading. In addition, the funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals,

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49

termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

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Section 4    General Information

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Section 5    Financial Highlights

The financial highlights table is intended to help you understand each fund’s financial performance for the past five fiscal years or the life of the fund, if shorter. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds’ financial statements, are included in the annual report, which is available upon request.

Nuveen Short Duration Bond Fund

Class (Commencement Date)		Investment Operations				Less Distributions						Ratios/Supplemental Data
Year Ended September 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Return of Capital	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(d)

Class A (12/04)
2010	$19.74	$.46		$.39	$.85	$(.72)	$—	$(0.05)	$(.77)	$19.82	4.36%	$76,629	.78%		2.33%		72%
2009	19.31	.56		.72	1.28	(.85)	—	—	(.85)	19.74	7.02	47,607	.65		2.93		117
2008	19.40	.84		(.05)	.79	(.88)	—	—	(.88)	19.31	4.03	10,450	.64		4.26		90
2007	19.24	.91		.12	1.03	(.87)	—	—	(.87)	19.40	5.49	4,101	.62		4.67		138
2006	19.69	.77		(.14)	.63	(1.08)	—	—	(1.08)	19.24	3.29	439	.64		4.02		234

Class C (12/04)
2010	19.77	.30		.41	.71	(.59)	—	(0.04)	(.63)	19.85	3.65	50,187	1.53		1.54		72
2009	19.33	.43		.72	1.15	(.71)	—	—	(.71)	19.77	6.27	25,215	1.40		2.21		117
2008	19.42	.70		(.05)	.65	(.74)	—	—	(.74)	19.33	3.19	8,068	1.39		3.57		90
2007	19.26	.73		.16	.89	(.73)	—	—	(.73)	19.42	4.71	2,260	1.38		3.76		138
2006	19.69	.63		(.14)	.49	(.92)	—	—	(.92)	19.26	2.54	1,067	1.36		3.25		234

Class R3 (8/08)
2010	19.72	.48		.33	.81	(.69)	—	(0.04)	(.73)	19.80	4.06	874	1.03		2.42		72
2009	19.31	.53		.68	1.21	(.80)	—	—	(.80)	19.72	6.82	653	.90		2.77		117
2008(f)	19.49	—	**	(.04)	(.04)	(.14)	—	—	(.14)	19.31	(.40)	149	.87	*	(.13	)*	90

Class I (12/04)(e)
2010	19.71	.50		.39	.89	(.77)	—	(0.05)	(.82)	19.78	4.52	59,622	.53		2.53		72
2009	19.30	.61		.70	1.31	(.90)	—	—	(.90)	19.71	7.29	24,164	.40		3.16		117
2008	19.38	.88		(.03)	.85	(.93)	—	—	(.93)	19.30	4.29	14,827	.39		4.49		90
2007	19.21	.92		.17	1.09	(.92)	—	—	(.92)	19.38	5.82	9,717	.38		4.72		138
2006	19.68	.77		(.11)	.66	(1.13)	—	—	(1.13)	19.21	3.46	9,602	.53		3.97		234

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After expense reimbursement from Nuveen Fund Advisors, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the fund’s net cash on deposit with the custodian bank, where applicable.

(d)	Excluding dollar roll transactions, where applicable.

(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

(f)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.

*	Annualized.

**	Rounds to less than $.01 per share.

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Section 5    Financial Highlights

Nuveen Multi-Strategy Core Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended September 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income to Average Net Assets(c)		Portfolio Turnover Rate(d)

Class A (12/04)
2010	$20.40	$.77	$1.14	$1.91	$(1.04)	$(.02)	$(1.06)	$21.25	9.49%	$32,191	.88%		3.73%		157%
2009	19.06	.87	1.58	2.45	(.91)	(.20)	(1.11)	20.40	13.76	13,740	.75		4.50		360
2008	19.28	.95	(.23)	.72	(.94)	—	(.94)	19.06	3.57	6,787	.74		4.90		289
2007	19.29	1.00	(.08)	.92	(.93)	—	(.93)	19.28	4.92	3,281	.73		5.17		278
2006	19.73	.88	(.34)	.54	(.98)	—	(.98)	19.29	2.86	1,282	.75		4.62		241

Class B (12/04)
2010	20.50	.66	1.11	1.77	(.89)	(.02)	(.91)	21.36	8.74	2,383	1.63		3.17		157
2009	19.15	.70	1.63	2.33	(.78)	(.20)	(.98)	20.50	12.87	2,416	1.50		3.62		360
2008	19.34	.85	(.25)	.60	(.79)	—	(.79)	19.15	3.04	1,572	1.27		4.39		289
2007	19.30	.88	(.06)	.82	(.78)	—	(.78)	19.34	4.35	474	1.42		4.57		278
2006	19.73	.74	(.35)	.39	(.82)	—	(.82)	19.30	2.06	51	1.38		3.84		241

Class C (12/04)
2010	20.42	.63	1.16	1.79	(.89)	(.02)	(.91)	21.30	8.85	21,085	1.63		3.06		157
2009	19.08	.76	1.55	2.31	(.77)	(.20)	(.97)	20.42	12.91	11,323	1.50		3.95		360
2008	19.30	.80	(.23)	.57	(.79)	—	(.79)	19.08	2.84	2,531	1.49		4.14		289
2007	19.29	.84	(.05)	.79	(.78)	—	(.78)	19.30	4.19	1,578	1.48		4.34		278
2006	19.73	.73	(.35)	.38	(.82)	—	(.82)	19.29	2.01	266	1.44		3.90		241

Class R3 (8/08)
2010	20.39	.80	1.08	1.88	(.99)	(.02)	(1.01)	21.26	9.35	238	1.13		3.85		157
2009	19.04	.80	1.61	2.41	(.86)	(.20)	(1.06)	20.39	13.49	182	1.00		4.19		360
2008(f)	19.05	.05	.09	.14	(.15)	—	(.15)	19.04	.64	150	.99	*	1.77	*	289

Class I (12/04)(e)
2010	20.39	.84	1.11	1.95	(1.09)	(.02)	(1.11)	21.23	9.73	34,586	.63		4.07		157
2009	19.05	.83	1.67	2.50	(.96)	(.20)	(1.16)	20.39	14.05	20,516	.50		4.36		360
2008	19.28	.86	(.10)	.76	(.99)	—	(.99)	19.05	3.83	49,336	.49		4.47		289
2007	19.26	1.01	(.01)	1.00	(.98)	—	(.98)	19.28	5.29	9,689	.48		5.24		278
2006	19.72	.86	(.29)	.57	(1.03)	—	(1.03)	19.26	3.03	9,623	.63		4.44		241

(a)	Per share Net Investment Income is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After expense reimbursement from Nuveen Fund Advisors, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the fund’s net cash on deposit with the custodian bank, where applicable.

(d)	Excluding dollar roll transactions.

(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

(f)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.

*	Annualized.

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53

Nuveen High Yield Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions						Ratios/Supplemental Data
Year Ended September 30,	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Return of Capital	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income to Average Net Assets(c)		Portfolio Turnover Rate

Class A (12/04)
2010	$16.15	$1.44	$1.25	$2.69	$(1.40)	$—	$—	$(1.40)	$17.44	17.31%	$36,443	1.08%		8.59%		139%
2009	16.92	1.30	(.62)	.68	(1.19)	—	(.26)	(1.45)	16.15	5.94	41,921	.85		9.15		124
2008	19.55	1.25	(2.41)	(1.16)	(1.35)	—	(.12)	(1.47)	16.92	(6.41)	22,339	.84		6.72		141
2007	19.37	1.55	.08	1.63	(1.45)	—	—	(1.45)	19.55	8.61	9,100	.83		7.85		160
2006	19.39	1.33	.16	1.49	(1.51)	—	—	(1.51)	19.37	8.01	438	.85		6.96		115

Class B (12/04)
2010	16.13	1.32	1.24	2.56	(1.27)	—	—	(1.27)	17.42	16.48	1,567	1.83		7.86		139
2009	16.91	1.22	(.66)	.56	(1.09)	—	(.25)	(1.34)	16.13	5.11	1,745	1.60		8.72		124
2008	19.53	1.08	(2.37)	(1.29)	(1.25)	—	(.08)	(1.33)	16.91	(7.17)	2,585	1.59		5.76		141
2007	19.36	1.34	.14	1.48	(1.31)	—	—	(1.31)	19.53	7.82	1,855	1.58		6.78		160
2006	19.39	1.13	.19	1.32	(1.35)	—	—	(1.35)	19.36	7.07	217	1.57		5.97		115

Class C (12/04)
2010	16.11	1.31	1.25	2.56	(1.27)	—	—	(1.27)	17.40	16.49	35,016	1.84		7.84		139
2009	16.88	1.20	(.63)	.57	(1.09)	—	(.25)	(1.34)	16.11	5.12	32,131	1.60		8.45		124
2008	19.51	1.10	(2.40)	(1.30)	(1.22)	—	(.11)	(1.33)	16.88	(7.13)	20,690	1.59		5.91		141
2007	19.35	1.38	.09	1.47	(1.31)	—	—	(1.31)	19.51	7.72	8,620	1.58		7.02		160
2006	19.39	1.13	.18	1.31	(1.35)	—	—	(1.35)	19.35	7.01	678	1.59		5.99		115

Class R3 (8/08)
2010	16.13	1.44	1.21	2.65	(1.36)	—	—	(1.36)	17.42	17.05	145	1.34		8.56		139
2009	16.91	1.28	(.64)	.64	(1.17)	—	(.25)	(1.42)	16.13	5.66	132	1.10		9.12		124
2008(e)	18.32	.09	(1.26)	(1.17)	(.17)	—	(.07)	(.24)	16.91	(6.57)	138	1.07	*	3.07	*	141

Class I (12/04)(d)
2010	16.13	1.47	1.26	2.73	(1.44)	—	—	(1.44)	17.42	17.62	73,974	.80		8.79		139
2009	16.90	1.34	(.62)	.72	(1.23)	—	(.26)	(1.49)	16.13	6.20	108,222	.60		9.45		124
2008	19.53	1.31	(2.42)	(1.11)	(1.39)	—	(.13)	(1.52)	16.90	(6.18)	77,255	.59		7.03		141
2007	19.35	1.45	.23	1.68	(1.50)	—	—	(1.50)	19.53	8.89	10,534	.58		7.35		160
2006	19.40	1.37	.14	1.51	(1.56)	—	—	(1.56)	19.35	8.14	9,692	.76		7.06		115

(a)	Per share Net Investment Income is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After expense reimbursement from Nuveen Fund Advisors, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the fund’s net cash on deposit with the custodian bank, where applicable.

(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

(e)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.

*	Annualized.

54

Section 5    Financial Highlights

Symphony Credit Opportunities Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended September 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	End ing Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate

Class A (4/10)
2010(d)	$20.00	$.45	$.43	$.88	$(.46)	$—	$(.46)	$20.42	4.48%	$4,436	1.09	%*	5.31	%*	68%

Class C (4/10)
2010(d)	20.00	.38	.43	.81	(.41)	—	(.41)	20.40	4.12	1,359	1.84	*	4.53	*	68

Class R3 (4/10)
2010(d)	20.00	.43	.42	.85	(.44)	—	(.44)	20.41	4.34	1,276	1.34	*	5.04	*	68

Class I (4/10)
2010(d)	20.00	.47	.44	.91	(.48)	—	(.48)	20.43	4.61	16,385	.84	*	5.54	*	68

(a)	Per share Net Investment Income is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After expense reimbursement from Nuveen Fund Advisors, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the fund’s net cash on deposit with the custodian bank, where applicable.

(d)	For the period April 28, 2010 (commencement of operations) through September 30, 2010.

*	Annualized.

Section 5    Financial Highlights

55

Section 6    Glossary of Investment Terms

•

Asset-backed securities: Fixed income securities backed by a pool of financial assets that individually cannot easily be traded. By pooling together a large portfolio of these illiquid assets, they can be converted into instruments that may be offered and sold more freely in the capital markets. An asset-backed security can be backed by any asset, like accounts receivables, credit card debt or other credit.

•	Call feature: A feature that allows a bond issuer to redeem the bond before its maturity date.

•

Citigroup 1-3 Year Treasury Index: An unmanaged index comprised of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The since inception data for the index represents returns for the period 12/31/04-12/31/10, as returns for the index are calculated on a calendar month basis.

•

Citigroup Broad Investment Grade Bond Index: An unmanaged index generally considered representative of the U.S. investment grade bond market. The since inception data for the index represents returns for the period 12/31/04-12/31/10, as returns for the index are calculated on a calendar month basis.

•

Citigroup High Yield BB/B Index: An unmanaged index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return. The since inception data for the index represents returns for the period 12/31/04-12/31/10, as returns for the index are calculated on a calendar month basis.

•	Commercial paper: Short-term, unsecured promissory notes issued by corporations, usually with high credit standings, in need of short-term loans.

•

Corporate debt securities: Contractual obligations of a corporate issuer to pay a face amount or principal and interest in stated periods of time. Notes, bonds, debentures and commercial paper are types of corporate debt securities.

•	Coupon: Payment the owner of a bond receives on a periodic basis from the issuer of the bond.

•	Currency derivatives: Financial instruments whose performance is derived, at least in part, from the performance of an underlying currency.

•	Debentures: Unsecured junior bonds that are generally issued by creditworthy firms. Convertible bonds are usually debentures.

•

Derivatives: Financial instruments whose performance is derived from the performance of an underlying asset, security or index. Derivatives may be used to hedge risk, to exchange a floating rate of return for fixed rate of return or to gain investment exposure. Derivatives include futures, options and swaps, among other instruments.

•

Dollar roll transactions: A form of repurchase agreement in which an investor sells a mortgage-backed security during one period and repurchases it in a subsequent period at a previously agreed-upon price. While the investor who sells the security gives up access to the principal and interest, the proceeds from the sale of the security could be reinvested and then used to repurchase the security later. The investor hopes that the difference between the original price and the repurchase

56

Section 6    Glossary of Investment Terms

price (“the drop”) is high. A large difference between the original price and the repurchase price results in the security being considered “on special.”

•	Duration exposure: A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

•

Emerging markets: The financial markets of developing economies in countries with low per capita income in the initial stages of their industrialization cycles. They generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities (many large companies may still be “state-run” or private). Also, local stock exchanges may not offer liquid markets for outside investors.

•	Fixed income or debt securities: A security whose coupon or periodic cash flows are known or the method of derivation is known at the time of purchase.

•

Futures: Derivative contracts obligating buyers to purchase an asset or sellers to sell an asset at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

•

High yield or “junk” securities: Fixed income securities rated below the category of “BBB” by Standard & Poor’s or Fitch or the category of “Baa” by Moody’s. Because of the higher risk of default, these securities generally pay a higher yield than investment grade securities. These securities are frequently issued by corporations in the growth stage of their development or by established companies who are highly leveraged or whose operations or industries are depressed.

•	Inverse floating rate securities: A variable-rate security whose coupon rate or interest rate changes in the direction opposite to that of some reference rate or market rate.

•

Investment grade securities: Fixed income securities rated in the top four rating classifications, i.e., a rating of “BBB” or higher by Standard & Poor’s or Fitch or the category of “Baa” or higher by Moody’s. Investment grade securities have a lower probability of missing payments or going into default than high yield securities.

•	Lipper High Current Yield Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper High Current Yield Fund category.

•	Lipper Intermediate Investment Grade Debt Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Investment Grade Debt Fund category.

•	Lipper Short Investment Grade Debt Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Short Investment Grade Debt Fund category.

•

Mortgage-related securities: A security representing an interest in a pool of mortgage loans. In a mortgage-related security, an issuer’s obligation to repay principal or pay interest on the security is secured by a large pool of mortgages or mortgage-backed securities. To create a mortgage-related security, an issuer will “package” a large number of

Section 6    Glossary of Investment Terms

57

mortgage loans and issue securities that represent an interest in the income generated by the payments on these mortgages. As the homeowners on the mortgages in the pool pay interest on their loans or repay their principal, these payments flow through to the holders of the mortgage-related security. Mortgage-related securities can bear interest at either fixed or adjustable rates.

•

Options: Derivative investments giving buyers the right to buy or to sell shares of a specified stock at a specified price on or before a given date. There are also options on currencies and other financial assets.

•	Pooled investment vehicles: Investment vehicles designed to facilitate investment by combining capital from many investors to deploy it according to a particular investment strategy.

•

Repurchase, reverse repurchase and forward purchase agreements: A repurchase agreement is a financial transaction in which a dealer, in effect, borrows money by selling securities and simultaneously agreeing to buy them back at a higher price at a later time. The dealer invests the money paid for the securities, hoping to get a higher return than he owes on his obligation to repurchase the securities. Repurchase agreements are commonly called “repos,” and they function in a way similar to a secured loan with the securities serving as collateral. In a reverse repurchase agreement, the dealer, in effect, loans money by buying securities and agreeing to sell them back to the customer at a higher price at a later date. In either case, the difference between the bought and sold price of the securities constitutes the yield on the transaction. A forward purchase agreement is a binding contract under which a commodity or financial instrument is bought or sold at the market price as of the date of the contract but is to be delivered on a stated future (forward) date in settlement of the contract.

•

Short duration securities: Fixed income securities with maturities of less than three years. Due to their relative shorter maturity, short-duration securities tend to be less sensitive to changes in interest rates.

•

Surety bonds: A three-way agreement between a surety company, a contractor and the project owner. If the contractor fails to comply with the contract, the surety assumes responsibility and ensures that the project is completed.

•

Swaps: Derivative contracts in which two parties agree to exchange one stream of cash flows for another stream. Swap agreements define the dates when the cash flows will be paid and how the cash flows are calculated.

•

Taxable fixed income market: Securities that offer predictable interest income and repayment of principal if held to maturity and are subject to issuer credit risk. The income earned on these securities is subject to federal and state income tax. The taxable fixed income market refers to the system where these securities can be exchanged.

58

Section 6    Glossary of Investment Terms

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Insured Municipal Bond

Intermediate Duration Municipal Bond

Intermediate Tax Free*

Limited Term Municipal Bond

Short Tax Free*

Tax Free*

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Insured Municipal Bond

California Municipal Bond

California Tax Free*

Colorado Municipal Bond

Colorado Tax Free*

Connecticut Municipal Bond

Florida Preference Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Insured Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond*

Municipal-State (continued)

Minnesota Municipal Bond*

Missouri Municipal Bond

Missouri Tax Free*

Nebraska Municipal Bond*

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Insured Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Ohio Tax Free*

Oregon Intermediate Municipal Bond*

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond*

High Income Bond*

High Yield Bond

Inflation Protected Securities*

Intermediate Government Bond*

Intermediate Term Bond*

Multi-Strategy Core Bond

Preferred Securities

Short Duration Bond

Short Term Bond*

Symphony Credit Opportunities

Total Return Bond*

Global/International

International*

International Select*

Santa Barbara International Equity

Symphony International Equity

Tradewinds Emerging Markets

Tradewinds Global All-Cap

Tradewinds Global All-Cap Plus

Tradewinds Global Flexible Allocation

Tradewinds Global Resources

Tradewinds International Value

Value

Equity Income*

Large Cap Value*

Mid Cap Value*

Multi-Manager Large-Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small-Mid Cap Value

Small Cap Value*

Symphony Large-Cap Value

Tradewinds Value Opportunities

Growth

Large Cap Growth Opportunities*

Mid Cap Growth Opportunities*

Santa Barbara Growth

Small Cap Growth Opportunities*

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Large Cap Select*

Mid Cap Select*

Santa Barbara Dividend Growth

Small Cap Select*

Symphony Mid-Cap Core

Symphony Optimized Alpha

Symphony Small-Mid Cap Core

Real Assets

Global Infrastructure*

Real Estate Securities*

Asset Allocation

Conservative Allocation

Growth Allocation

Moderate Allocation

Strategy Aggressive Growth Allocation*

Strategy Balanced Allocation*

Strategy Conservative Allocation*

Strategy Growth Allocation*

Tactical Market Opportunities*

Quantitative/Enhanced

Enhanced Core Equity

Enhanced Mid-Cap

Quantitative Large Cap Core*

Index

Equity Index*

Mid Cap Index*

Small Cap Index*

*Former First American Fund.

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen, Nuveen Fund Advisors, Nuveen Asset Management, LLC and Symphony. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds’ investments is available in the annual and semi-annual reports to shareholders. In the funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year. The funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available free of charge by calling Nuveen at (800) 257-8787, on the funds’ website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520.

The funds are series of Nuveen Investment Trust III, whose Investment Company Act file number is 811-09037.

Funds distributed by

Nuveen Investments, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-INV3-0111P

STATEMENT OF ADDITIONAL INFORMATION

NUVEEN HIGH INCOME BOND FUND

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN HIGH YIELD BOND FUND

333 West Wacker Dr.

Chicago, Illinois 60606

Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated September 12, 2011 for use in connection with the Special Meeting of Shareholders (the “Special Meeting”) of Nuveen High Yield Bond Fund (the “Acquired Fund”), a series of Nuveen Investment Trust III (the “Trust”), to be held on October 28, 2011. At the Special Meeting, shareholders of the Acquired Fund will be asked to approve the reorganization (the “Reorganization”) of the Acquired Fund into Nuveen High Income Bond Fund (the “Acquiring Fund”; the Acquired Fund and the Acquiring Fund are collectively referred to as the “Funds”) as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Trust at the address shown above or by calling (800) 257-8787.

Further information about the Funds is contained in the Acquired Fund’s Statement of Additional Information dated January 18, 2011, as supplemented through the date of this SAI, and the Acquiring Fund’s Statement of Additional Information dated March 21, 2011, as supplemented through the date of this SAI, each of which is incorporated herein by reference only insofar as it relates to the Acquired Fund or Acquiring Fund, respectively. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganization had been consummated on June 30, 2011.

The Acquired Fund’s audited financial statements and related independent registered public accounting firm’s report for the Fund are contained in its Annual Report for the fiscal year ended September 30, 2010 and the unaudited financial statements contained in its Semi-Annual Report for the six-month period ended March 31, 2011 are incorporated herein by reference only insofar as they relate to the Fund. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Fund’s Annual Report for the fiscal year ended June 30, 2011 and are incorporated herein by reference only insofar as they relate to the Fund. No other parts of the Annual Report are incorporated by reference herein.

The date of this Statement of Additional Information is September 12, 2011.

Appendix A

Pro Forma Financial Information

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and Acquiring Fund as of June 30, 2011, using the fees and expenses information shown in the Proxy Statement/Prospectus. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Fund and Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Acquired Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as if the Reorganization occurred on June 30, 2011.

Acquired Fund	Acquiring Fund
Nuveen High Yield Bond Fund	Nuveen High Income Bond Fund

Note 2 — Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a direct result of the Reorganization. The Acquired Fund and the Acquiring Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Acquired Fund shareholders in complete liquidation of the Acquired Fund. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumption that the acquired Fund distributes its undistributed net investment income of $85,998 and accumulated net realized gains of $6,066,520 to its shareholders prior to the Reorganization. The table below shows the class and shares that Acquired Fund shareholders would have received if the Reorganization were to have taken place on the period ended date in Note 1.

Acquired Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class

Class A	4,156,653	Class A

Class B	164,929	Class B

Class C	4,319,757	Class C

Class I	6,875,672	Class I

Class R3	16,124	Class R3

A-1

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquiring Fund for pre-reorganization periods will not be restated.

Fund	Net Assets	As-of Date
Nuveen High Yield Bond Fund (Acquired Fund)	$146,619,352	June 30, 2011
Nuveen High Income Bond Fund (Acquiring Fund)	$503,155,436	June 30, 2011
Nuveen High Income Bond Fund (Pro Forma Combined)	$643,538,270	June 30, 2011

Note 3 — Pro Forma Adjustments

The table below reflects adjustments to annual expenses made to the pro forma combined Fund financial information as if the Reorganization had taken place on the first day of the period as disclosed in Note 1 using the fees and expenses information shown in the Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Percentages presented below are the increase (decrease) in expenses divided by the pro forma combined Fund net assets presented in Note 2. Actual results could differ from those estimates.

	Increase (Decrease)
Expense Category	Dollar Amount	Percentage
Management fees[1]	($411,930)	(0.06)%
Shareholders’ reports-printing and mailing expenses[2]	($55,871)	(0.01)%
Professional fees[2]	($38,598)	(0.01)%
Federal and state registration fees[2]	($1,993)	(0.00)%[3]
Custodian’s fees and expenses	($1,530)	(0.00)%[3]

(1)	Reflects the impact of applying the Acquiring Fund’s fund-level and complex-level management fee rates following the Reorganization to the combined fund’s average net assets.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(3)	Rounds to less than (0.01)%.

As a result of the anticipated decrease in expenses presented above, the Adviser anticipates a corresponding decrease in the required fee waiver and/or expense reimbursement of $406,459.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Code.

Note 4 — Reorganization Costs

The Acquired Fund is expected to be charged an estimated $84,000 in Reorganization costs. These costs represent the estimated nonrecurring expenses of the Acquired Fund carrying out its obligations under the Plan and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the proposed Reorganization to be borne by the Acquired Fund. The Acquiring Fund is expected to be charged approximately $19,000 of expenses in connection with the Reorganization. To the extent that payment of these costs would cause either the Acquiring Fund or the Acquired Fund to exceed an expense cap, Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”) will reimburse the portion of the expenses necessary for the fund to operate within the cap. Based on current expense levels, it is anticipated that Nuveen Fund Advisors will reimburse all expenses charged to the Acquiring Fund and none of the expenses charged to the Acquired Fund. The pro forma financial information included in Note 2 has been

A-2

adjusted for any costs related to the Reorganization to be borne by the Funds. Nuveen will bear 100% of these costs and expenses if the Reorganization is not consummated.

If the Reorganization had occurred as of June 30, 2011, the Acquiring Fund would not have been required to dispose of securities of the Acquired Fund in order to comply with its investment policies and restrictions, and would have not sold any material portion of the securities in the Acquired Fund’s portfolio solely as a result of the Reorganization.

Note 5 — Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6 — Capital Loss Carryforward

At June 30, 2011, the Acquired Fund and the Acquiring Fund did not have any capital loss carryforwards.

A-3

NUVEEN CORE BOND FUND

NUVEEN HIGH INCOME BOND FUND

NUVEEN INFLATION PROTECTED SECURITIES FUND

NUVEEN INTERMEDIATE GOVERNMENT BOND FUND

NUVEEN INTERMEDIATE TERM BOND FUND

NUVEEN TOTAL RETURN BOND FUND

NUVEEN SHORT TAX FREE FUND

NUVEEN INTERMEDIATE TAX FREE FUND

NUVEEN TAX FREE FUND

NUVEEN COLORADO TAX FREE FUND

NUVEEN MINNESOTA INTERMEDIATE MUNICIPAL BOND FUND

NUVEEN MINNESOTA MUNICIPAL BOND FUND

NUVEEN MISSOURI TAX FREE FUND

NUVEEN NEBRASKA MUNICIPAL BOND FUND

NUVEEN OHIO TAX FREE FUND

NUVEEN OREGON INTERMEDIATE MUNICIPAL BOND FUND

SUPPLEMENT DATED JULY 27, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 21, 2011

The fifth sentence of the second paragraph of the section “Purchase and Redemption of Fund Shares—Reducing Class A Sales Charge—Letter of Intent” is hereby deleted in its entirety.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-INCSAI-0711P

NUVEEN CORE BOND FUND

NUVEEN HIGH INCOME BOND FUND

NUVEEN INFLATION PROTECTED SECURITIES FUND

NUVEEN INTERMEDIATE GOVERNMENT BOND FUND

NUVEEN INTERMEDIATE TERM BOND FUND

NUVEEN SHORT TERM BOND FUND

NUVEEN TOTAL RETURN BOND FUND

NUVEEN SHORT TAX FREE FUND

NUVEEN INTERMEDIATE TAX FREE FUND

NUVEEN TAX FREE FUND

NUVEEN CALIFORNIA TAX FREE FUND

NUVEEN COLORADO TAX FREE FUND

NUVEEN MINNESOTA INTERMEDIATE MUNICIPAL BOND FUND

NUVEEN MINNESOTA MUNICIPAL BOND FUND

NUVEEN MISSOURI TAX FREE FUND

NUVEEN NEBRASKA MUNICIPAL BOND FUND

NUVEEN OHIO TAX FREE FUND

NUVEEN OREGON INTERMEDIATE MUNICIPAL BOND FUND

SUPPLEMENT DATED APRIL 11, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 21, 2011

The section entitled “Net Asset Value” is hereby replaced in its entirety with the following:

Each Fund’s net asset value is determined as set forth in its Prospectus under “General Information—Net Asset Value.”

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-FINCTFI-0411P

FIRST AMERICAN INVESTMENT FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

March 21, 2011

Nuveen Income Funds

Nuveen Municipal Bond Funds

Share Classes/Ticker Symbols
	Class A	Class B	Class C	Class C1	Class R3	Class I
Income Funds
Nuveen Core Bond Fund	FAFIX	FFIBX	FFAIX	–	FFISX	FFIIX
Nuveen High Income Bond Fund	FJSIX	FJSBX	FCSIX	–	FANSX	FJSYX
Nuveen Inflation Protected Securities Fund	FAIPX	–	FCIPX	–	FRIPX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	–	FYGCX	–	FYGRX	FYGYX
Nuveen Intermediate Term Bond Fund	FAIIX	–	NTIBX	–	–	FINIX
Nuveen Short Term Bond Fund	FALTX	–	FBSCX	–	–	FLTIX
Nuveen Total Return Bond Fund	FCDDX	FCBBX	FCBCX	–	FABSX	FCBYX

Tax Free Income Funds
Nuveen Short Tax Free Fund	FSHAX	–	–	–	–	FSHYX
Nuveen Intermediate Tax Free Fund	FAMBX	–	–	FMBCX	–	FMBIX
Nuveen Tax Free Fund	FJNTX	–	–	FJCTX	–	FYNTX
Nuveen California Tax Free Fund	FCAAX	–	–	FCCAX	–	FCAYX
Nuveen Colorado Tax Free Fund	FCOAX	–	–	FCCOX	–	FCOYX
Nuveen Minnesota Intermediate Municipal Bond Fund	FAMAX	–	NIBMX	FACMX	–	FAMTX
Nuveen Minnesota Municipal Bond Fund	FJMNX	–	NMBCX	FCMNX	–	FYMNX
Nuveen Missouri Tax Free Fund	ARMOX	–	–	FFMCX	–	ARMIX
Nuveen Nebraska Municipal Bond Fund	FNTAX	–	NCNBX	FNTCX	–	FNTYX
Nuveen Ohio Tax Free Fund	FOFAX	–	–	FOTCX	–	FOTYX
Nuveen Oregon Intermediate Municipal Bond Fund	FOTAX	–	NIMOX	–	–	FORCX

This Statement of Additional Information relates to the Class A, Class B, Class C, Class C1, Class R3, and Class I shares, as applicable, of the funds named above (the “Funds”), each of which is a series of First American Investment Funds, Inc. (“FAIF”). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectuses dated March 21, 2011. The financial statements included as part of the Funds’ Annual Reports to shareholders for the fiscal year ended June 30, 2010 and the financial statements included as part of the Funds’ Semi-Annual Reports to shareholders for the fiscal period ended December 31, 2010 for all Funds are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds’ Prospectuses by reference. To obtain copies of Prospectuses or the Funds’ Annual Report(s) or Semi-Annual Report(s) at no charge, write the Funds’ distributor, Nuveen Investments, LLC (the “Distributor”), 333 West Wacker Drive, Chicago, IL 60606, or call Nuveen Investor Services at (800) 257-8787. You can also find the Funds’ Prospectuses, Statement of Additional Information, and Annual Reports online at www.nuveen.com. Please retain this Statement of Additional Information for future reference.

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General Information

First American Investment Funds, Inc. (“FAIF”) was incorporated in the State of Maryland on August 20, 1987 under the name “SECURAL Mutual Funds, Inc.” The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name “SECURAL Mutual Funds, Inc.” be changed to “First American Investment Funds, Inc.”

FAIF is organized as a series fund and currently issues its shares in 37 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information (“SAI”) relates are named on the cover. Also, when a specific Fund is discussed herein, the word “Nuveen” is dropped from the beginning of its name. These series are referred to in this SAI individually as the “Fund”, and collectively as the “Funds.”

For purposes of this SAI, “Income Funds” and “Tax Free Income Funds” shall consist of the Funds identified as such on the cover of this SAI. The Funds are open-end management investment companies and, except for the Tax Free Income Funds (other than Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund), are diversified investment companies. The Tax Free Income Funds (other than Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund) are non-diversified investment companies. The Funds were formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, Inc. (“Nuveen Investments”) and certain Nuveen affiliates, Nuveen Fund Advisors, Inc., (the “Adviser” or “Nuveen Fund Advisors”) acquired a portion of the asset management business of FAF and was selected as the investment adviser of the Funds (the “Transaction”).

Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B (Core Bond Fund, High Income Bond Fund, and Nuveen Total Return Bond Fund only under limited circumstances as described in the Funds’ Prospectus), Class C (except Intermediate Term Bond Fund, Short Tax Free Fund, and Oregon Intermediate Municipal Bond Fund), Class R3 (except for Intermediate Term Bond Fund, Short Term Bond Fund, and the Tax Free Income Funds), and Class I, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. The Tax Free Income Funds other than Short Term Bond Fund and Oregon Intermediate Municipal Bond Fund have Class C1 shares, which are not available for new accounts or for additional investment into existing accounts, but can be issued for purposes of dividend reinvestment. To the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B, and Class C shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.

The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

Additional Information Concerning Fund Investments

The principal investment strategies of each Fund are set forth in that Fund’s Prospectus. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund’s investment objective. Additional information concerning the Funds’ investment restrictions is set forth below under “Investment Restrictions.”

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If a percentage limitation on investments by a Fund stated in this SAI or the Prospectuses is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are contained in Appendix A.

References in this section to the Adviser also apply, to the extent applicable, to the sub-adviser of the Funds.

Asset-Backed Securities

The Income Funds, other than High Income Bond Fund, may invest in asset-backed securities as a principal investment strategy. High Income Bond Fund may invest in such securities as a non-principal investment strategy. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

The ratings and creditworthiness of asset-backed securities typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

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Asset Coverage Requirements

To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Funds, futures contracts and options on futures contracts, forward currency contracts, swaps, dollar rolls, and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on a Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

Collateralized Debt Obligations

Core Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in Collateralized Debt Obligations (“CDOs”) as a principal investment strategy. High Income Bond Fund, Inflation Protected Securities Fund, and Intermediate Government Bond Fund may invest in such securities as a non-principal investment strategy. Similar to CMOs described below under “—Mortgage-Backed Securities,” CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and “external” credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

Corporate Debt Securities

The Income Funds may invest in corporate debt securities as a principal investment strategy. The Tax Free Income Funds may invest in such securities only to the extent described below under “—Temporary Taxable Investments.” Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

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Debt Obligations Rated Less Than Investment Grade

Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, Total Return Bond Fund, and the Tax Free Income Funds may invest in both investment grade and non-investment grade debt obligations as principal investment strategies. High Income Bond Fund invests primarily in non-investment grade debt obligations. Debt obligations rated less than “investment grade” are sometimes referred to as “high yield securities” or “junk bonds.” To be consistent with the ratings methodology used by Barclays, the provider of the benchmarks of the Funds, a debt obligation is considered to be rated “investment grade” if two of Moody’s, Standard & Poor’s and Fitch rate the security investment-grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. Inflation Protected Securities Fund and the Tax Free Income Funds may invest in non-investment grade debt obligations rated at least B by two of Standard & Poor’s, Moody’s and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality by the Adviser. Core Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may not invest in non-investment grade debt obligations rated by two of Standard & Poor’s, Fitch and Moody’s lower than CCC, CCC or Caa, respectively, unless only one of those rating agencies rates the security, in which case that rating must be at least CCC or Caa, or in unrated securities determined to be of comparable quality by the Adviser. There are no minimum rating requirements for High Income Bond Fund (which means that the Fund may invest in bonds in default).

Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund’s use of non-investment grade debt obligations may be more dependent on the Adviser’s own credit analysis than is the case with investment grade obligations.

Derivatives

Each Fund may use derivative instruments as a principal investment strategy, as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that some or all of the Funds may use include options contracts, futures contracts, options on futures contracts, forward currency contracts and swap transactions, all of which are described in more detail below.

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The Funds may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to a Fund), to manage the effective duration of a Fund’s portfolio, or for other purposes related to the management of the Funds. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund’s initial investment in the derivative. As discussed above under “—Asset Coverage Requirements,” a Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.

The particular derivative instruments the Funds can use are described below. A Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund will succeed. The Funds may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the particular Fund’s investment objective and are permissible under applicable regulations governing the Fund.

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Futures and Options on Futures

The Funds may engage in futures transactions as a principal investment strategy. The Funds may buy and sell futures contracts that relate to: (1) interest rates, (2) debt securities, (3) bond indices, (4) commodities and commodities indices (but only with respect to Inflation Protected Securities Fund), (5) foreign currencies (but only with respect to Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund), (6) stock indices, and (7) individual stocks. The Funds also may buy and write options on the futures contracts in which they may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. The Funds will only write options and straddles which are “covered.” This means that, when writing a call option, a Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. When writing a put option, the fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” The Funds may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency or commodity (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures

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transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Asset Coverage Requirements” above.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true. Futures options possess many of the same characteristics as options on securities, currencies and indices (discussed below under “—Options Transactions”).

Limitations on the Use of Futures and Futures Options. The Commodities Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon provided they have claimed an exclusion from regulation as a commodity pool operator. FAIF, on behalf of each of its series, has claimed such an exclusion. Thus, each Fund may use futures contracts and options thereon to the extent consistent with its investment objective. The requirements for qualification as a regulated investment company may limit the extent to which a Fund may enter into futures transactions. See “Taxation.”

Risks Associated with Futures and Futures Options. There are risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in a loss in excess of the amount invested in the futures contract.

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

Successful use of futures by the Funds also is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

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Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for Inflation Protected Securities Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject Inflation Protected Securities Fund’s investments to greater volatility than investments in traditional securities.

Forward Currency Contracts and other Foreign Currency Transactions

Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund may enter into forward currency contracts as a principal investment strategy. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Funds are subject to the credit and performance risk of the counterparties to such contracts.

The following summarizes the principal currency management strategies involving forward contracts that may be used by Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund. These Funds also may use currency futures contracts and option thereon (see “—Futures and Options on Futures” above), put and call options on foreign currencies (see “—Options Transactions” below) and currency swaps (see “—Swap Transactions” below) for the same purposes.

Transaction Hedges. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do

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so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect a Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Adviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. A Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When a Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure. A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Risks Associated with Forward Currency Transactions. The Adviser’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the Adviser’s view regarding future exchange rates proves to have been incorrect, a Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting a Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

Options Transactions

To the extent set forth below, the Funds may purchase put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices, bond indices, commodity indices, and/or foreign currencies. In addition, Inflation Protected Securities Fund may write put and call options on such financial instruments. Options on futures contracts are discussed above under “— Futures and Options on Futures.”

Options on Securities. As a principal investment strategy, the Income Funds (other than Intermediate Government Bond Fund) may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

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A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. As principal investment strategies, the Income Funds (other than Intermediate Government Bond Fund) may purchase put and call options on interest rates and on stock and bond indices. The Tax Free Income Funds may purchase such options as non-principal investment strategies. Inflation Protected Securities Fund also may purchase put and call options on commodity indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies. Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund may purchase put and call options on foreign currencies as a principal investment strategy. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Writing Options—Inflation Protected Securities Fund. Inflation Protected Securities Fund may write (sell) covered put and call options as a principal investment strategy. These transactions would be undertaken principally to produce additional income. The Fund receives a premium from writing options which it retains whether or not the option is exercised. The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument.

Inflation Protected Securities Fund will write options only if they are “covered.” In the case of a call option on a security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange

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of the securities held by the Fund. For a call option on an index or currency, the option is covered if the Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security, currency or index is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Expiration or Exercise of Options. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

When a fund purchases a put or call option, it risks a total loss of the premium paid for the option, plus any transaction costs, if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If Inflation Protected Securities Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. There is also a risk that, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased.

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With respect to options written by Inflation Protected Securities Fund, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Swap Transactions

The Income Funds (other than Intermediate Government Bond Fund) may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars as a principal investment strategy. These Funds may also enter into options on the foregoing types of swap agreements (“swap options”) and in bonds issued by special purpose entities that are backed by a pool of swaps. The Tax-Free Funds may enter into interest rate caps, floors and collars as a non-principal investment strategy.

A Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities a Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular security or instrument, or to gain exposure to certain securities, sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. A Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Adviser. See “—Asset Coverage Requirements” above.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

Currency Swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

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Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by a portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds, loans or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds, loans or market segments without investing directly in those bonds, loans or market segments.

As the buyer of protection in a credit default swap, a Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Funds may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Fund would diminish compared with what it would have been if these techniques

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were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Dollar Rolls

The Income Funds may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Core Bond Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Total Return Bond Fund may do so as a principal investment strategy. During the period between the sale and repurchase (the “roll period”), a Fund forgoes principal and interest paid on the mortgage-backed securities. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of the mortgage dollar roll. A Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

Equity Securities

As non-principal investment strategies, High Income Bond Fund and Total Return Bond Fund may generally invest in equity securities and each other Bond Fund may invest in certain equity securities, as described below.

Common Stock and Partnership Units. As a non-principal investment strategy, High Income Bond Fund and Total Return Bond Fund may invest in common stock and master limited partnership (MLP) and other partnership units. The Adviser anticipates that such investments will consist predominantly of income-oriented equity securities or partnership units. Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular Fund invests may underperform the market or may not pay dividends as anticipated.

A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil

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and gas and equipment leasing, but they also finance movies, research and development, and other projects. For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the “Code”), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

An MLP is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Preferred Stock. The Income Funds other than Intermediate Government Bond Fund and Short Term Bond Fund may invest in preferred stock as a non-principal investment strategy. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Convertible Securities. The Income Funds, as a non-principal investment strategy, may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by each of the Income Funds as soon as practicable in an orderly manner (except that the Income Funds that may invest in common stocks and/or preferred stocks directly are not required to dispose of any stock so acquired).

Foreign Securities

General

Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in foreign securities as a principal investment strategy.

Core Bond Fund, High Income Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund each may invest up to 25% of total assets, and Inflation Protected Securities Fund and Total Return Bond Fund each may invest without limitation, in foreign securities payable in U.S. dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion. In addition, up to 20% of the net assets of Inflation Protected Securities Fund, 20% of the total assets of Total Return Bond Fund, and 10% of the total assets of Core Bond Fund and Short Term Bond Fund may be invested in non-dollar denominated foreign securities.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets,

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nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets

Core Bond Fund, High Income Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries as a principal investment strategy. Inflation Protected Securities Fund and Intermediate Term Bond Fund may invest in such securities as a non-principal investment strategy. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party’s influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of a Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the

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Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Depositary Receipts

The Funds’ investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds may also invest in EDRs and in other similar instruments representing securities of foreign companies. EDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Brady Bonds

High Income Bond Fund and Total Return Bond Fund may invest in U.S. dollar-denominated “Brady Bonds” as a non-principal investment strategy. Brady Bonds are created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new obligations in connection with debt restructurings. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk." If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments and are subject to the same risks as emerging market securities.

Guaranteed Investment Contracts

Short Term Bond Fund may purchase investment-type insurance products such as Guaranteed Investment Contracts (“GICs”) as a non-principal investment strategy. A GIC is a deferred annuity under which the purchaser

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agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. Short Term Bond Fund will purchase only GICs which are obligations of insurance companies with a policyholder’s rating of A or better by A.M. Best Company.

Inflation Protected Securities

Inflation Protected Securities Fund invests in inflation protected securities as a principal investment strategy. The other Funds may invest in such securities as a non-principal investment strategy. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

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While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to a Fund, even though the Fund does not receive its principal until maturity.

Lending of Portfolio Securities

In order to generate additional income, as a principal investment strategy, each of the Income Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by the Adviser or the applicable Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See “Taxation.”

Mortgage-Backed Securities

The Income Funds other than High Income Bond Fund may invest in mortgage-backed securities as a principal investment strategy. High Income Bond Fund may invest in such securities as a non-principal investment strategy. These investments include agency pass-through certificates, private mortgage pass-through securities, collateralized mortgage obligations, and commercial mortgage-backed securities, as defined and described below.

Agency Pass-Through Certificates

Agency pass-through certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an

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agency pass-through certificate is an obligation of or guaranteed by the Government National Mortgage Association (GNMA, or Ginnie Mae), the Federal National Mortgage Association (FNMA, or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC, or Freddie Mac). GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the U.S. Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA’s operations or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.

The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency pass-through certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by agency pass-through certificates and upon which CMOs (as described further below) are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 40 years and generally provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

Private mortgage pass-through securities (“Private Pass-Throughs”)

Private Pass-Throughs are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of fixed or adjustable rate loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

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The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. A Fund will invest only in CMOs that are rated within the rating categories in which the Fund is otherwise allowed to invest or which are of comparable quality in the judgment of the Adviser. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy.

CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

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In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

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A planned amortization class (“PAC”) of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

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An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

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An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

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A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to “caps” and “floors” on adjustments to the interest rates which they bear.

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A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by

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absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a “mezzanine” class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-backed securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage-backed securities.

Adjustable Rate Mortgage Securities (“ARMS”)

The Income Funds may invest in ARMS as a non-principal investment strategy. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

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Municipal Bonds and Other Municipal Obligations

The Tax Free Income Funds invest principally in municipal bonds and other municipal obligations. The Income Funds may invest in such securities as a non-principal investment strategy. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates.

Municipal Bonds

The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

Refunded Bonds

The Funds may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation

The Funds also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract

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or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

In light of these concerns, the Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in each Fund’s portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Adviser may deem relevant. As set forth in “Investment Restrictions” below, each such Fund is subject to limitations on the percentage of illiquid securities it can hold.

Derivative Municipal Securities

The Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Tax Free Income Funds may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below under “—Inverse Floating Rate Municipal Obligations.”

Tender Option Bonds (“TOBs”)

TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider’s short-term rating and the underlying bond’s long-term rating. There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this the Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain TOBs, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

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Variable Rate Demand Notes (“VRDNs”)

VRDNs are long-term municipal obligations that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

Inverse Floating Rate Municipal Obligations

The Funds may invest in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

Other Investment Companies

Each Fund may invest in other investment companies, such as mutual funds, closed-end funds, and exchange-traded funds (“ETFs”). Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of a Fund’s total assets in the aggregate. The Funds will only invest in other investment companies that invest in Fund-eligible investments. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

If a Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders. The underlying securities in an ETF may not follow the price movements of the industry or sector the ETF is designed to track. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile.

Participation Interests

High Income Bond Fund and Total Return Bond Fund, as a non-principal investment strategy, may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Participation interests may be considered to be illiquid. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a

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published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody’s or Fitch or D by Standard & Poor’s.

Payment-In-Kind Debentures and Delayed Interest Securities

High Income Bond Fund, Total Return Bond Fund, and the Tax Free Income Funds, as a non-principal investment strategy, may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash). The type of instrument in which interest may or will be paid would be known by a Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Real Estate Investment Trust (“REIT”) Securities

High Income Bond Fund may invest in securities of real estate investment trusts as a non-principal investment strategy. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

The Fund’s investment in the real estate industry subjects the Fund to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

The Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their

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failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Repurchase Agreements

Each Fund may invest in repurchase agreements as a non-principal investment strategy. Ordinarily, a Fund does not expect its investment in repurchase agreements to exceed 10% of its total assets. However, because each Fund may invest without limit in cash and short-term securities for temporary defensive purposes, there is no limit on each Fund’s ability to invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities (“collateral”) at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

The Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

Royalty Trusts

The Income Funds may invest in publicly-traded royalty trusts as a non-principal investment strategy. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Short-Term Temporary Investments

In an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in a variety of short-term instruments such as commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Adviser.

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Each Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Adviser to the extent permitted by an exemptive order issued by the SEC with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor’s, Fitch or Moody’s, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor’s, Fitch and Moody’s, see Appendix A.

Bankers’ Acceptances

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

Variable Amount Master Demand Notes

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable Rate Demand Obligations

Variable rate demand obligations (“VRDOs”) are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

Temporary Taxable Investments

The Tax Free Income Funds may make temporary taxable investments. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the U.S. government, its agencies and instrumentalities (including zero coupon securities);

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(ii) commercial paper rated not less than A-1 by Standard & Poor’s, F1 by Fitch or P-1 by Moody’s or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB- by Standard & Poor’s or Fitch or Baa3 by Moody’s or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the U.S. government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold.

Trust Preferred Securities

The Income Funds may invest in trust preferred securities as a non-principal investment strategy. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary’s parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See “Taxation.” Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities

The Income Funds, other than High Income Bond Fund, invest in U.S. government securities as a principal investment strategy. High Income Bond Fund and the Tax Free Income Funds may invest in such securities as a non-principal investment strategy. The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

•	notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

•	notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding;

•	notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities; and

•	obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that

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they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association (“GNMA”) mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See “— Mortgage-Backed Securities” above for a description of these securities and the Funds that may invest in them.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Funds invest as either a principal or non-principal investment strategy may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. In order to most effectively use these securities, the Adviser must correctly assess probable movements in interest rates. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s

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total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Zero Coupon and Step Coupon Securities

Core Bond Fund, Intermediate Term Bond Fund, and the Tax Free Income Funds may invest in zero coupon and step coupon securities as a principal investment strategy. Each other Bond Fund may do so as a non-principal investment strategy. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Special Factors Affecting Single State Tax Free Funds

As described in their Prospectuses, except during temporary defensive periods, each of California Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Municipal Bond Fund, Minnesota Municipal Bond Fund, Missouri Tax Free Fund, Nebraska Municipal Bond Fund, Ohio Tax Free Fund and Oregon Intermediate Municipal Bond Fund will invest primarily in municipal obligations issued by the state indicated by the particular Fund’s name, and by the local and special-purpose political subdivisions of that state. Each such Fund, therefore, is more susceptible to political, economic or regulatory factors adversely affecting issuers of the applicable state’s municipal obligations. The following highlights only some of the more significant financial trends for each such state, and is based on information drawn from reports prepared by state budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the respective state, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this SAI. For each state, obligations of the local governments may be affected by budgetary pressures affecting the state and economic conditions in the state. The Funds have not independently verified any of the information contained in such statements and documents, but are not aware of any facts which would render such information inaccurate.

California

Historically, California’s economy has been more volatile than the nation as a whole. The State’s economy is relatively diverse with key drivers being international trade, technology production, tourism, finance, defense, and construction. After experiencing a deep recession due to the deterioration in the housing market, California is showing signs of recovery as hiring in trade, manufacturing and technology services have pushed

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payrolls higher. Improving U.S. consumer confidence and increasing technology demand should support the state’s recovery. State-wide employment has declined from a peak of 15,265,500 in June 2007 to 13,821,200 in March 2010, a decline of 9.45%. Unemployment for the state was 13.0% in March 2010, versus the national average of 9.7% for the same period. The improvement to the state’s housing market seen last year will likely weaken in 2010 with the expiration of the federal homebuyer tax credit in April 2010. Additionally, the State of California’s continual budget imbalance could be a major risk to its recovery if extraordinary cash management measures need to be implemented. The State of California has incurred a negative unreserved, undesignated fund balance for the last three fiscal years. At the end of FY 2009, the General Fund’s unreserved, undesignated fund balance registered at a negative 21.8% of General Fund revenues, deteriorating further from prior FY 2008’s negative 6.4%. The state’s Controller was forced to issue IOUs in order to provide for its non-priority payments beginning July 2, 2009. The IOUs continued to be issued until a budget accord was reached in late July. The enacted $119.2 billion FY 2010 budget was 17.5% less than the prior year. The FY 2010 budget included no broad based tax increases, program reductions and other “solutions” to close an approximate $26.5 billion deficit. Other solutions included borrowing from local governments and accounting deferrals. On May 14, 2010, Governor Schwarzenegger released his revised $122.6 billion FY 2011 budget which estimates the deficit to be $17.9 billion - down from the January projection of $18.9 billion due in part to special session and federal fund solutions. The proposal does not include new taxes but eliminates CalWORKS (the state’s welfare program), reduces social spending and establishes a $1.2 billion reserve. The governor also relies on federal funds, accounting maneuvers and fund transfers. Two areas are spared from cuts: State Parks and Higher Education. The California’s Legislative Analysts Office released a report advising lawmakers to reject Gov. Schwarzenegger’s plan to eliminate the state’s welfare program and suggests lawmakers instead cut other programs and raise taxes modestly to close California’s budget deficit. California is tied with Illinois for having the lowest credit rating of any state in the country. According to Moody’s Investors Service, California has more debt outstanding than any other state, although the State ranks 10th on a per capita basis as of 2009. In addition to its outstanding debt, California also has approximately $47.5 billion of general obligation bonds authorized but unissued as of February 1, 2010. California’s political landscape has often led to governmental difficulties, including in the adoption of the state budget. As opposed to the simple majority required by most states, California requires a 67% majority of the legislature to adopt a state budget or implement state tax increases. California’s voter initiative process has resulted in several initiatives that have restricted the taxing ability of the State and its political subdivisions, including Proposition 13. Other mandates have required the State and its political subdivisions to incur certain expenses, further restricting their financial flexibility. In addition, unanticipated initiatives that could impact the financial health of the State or its political subdivisions may be adopted in the future. Declining property values resulting from the bursting of the housing bubble may pressure units of local government, as these entities often rely on property taxes for a significant amount of their revenues. The State and its political subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits for government employees.

Colorado

Colorado’s economy continues to show signs of gradual recovery as the private sector added jobs in June and July 2010, the first employment growth since April 2008. Beginning evidence of a rebound in the energy sector, an important component to the State’s economy, also provides a basis for expansion. However, growth expectations are tempered as the State continues to confront issues in the banking and real estate sectors. The State’s unemployment rate was 8.2% as of August 2010, as compared to the national unemployment rate of 9.6%. The Taxpayer Bill of Rights (TABOR), passed in 1992, is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, in a given year. Any excess revenue must be refunded to taxpayers. In November 2005, the electorate approved Referendum C, which suspended the State Constitution’s spending limit through 2010. Otherwise, the State would have been forced to make deep expenditure cuts, as the spending limit would have been set using revenues collected at the recessionary low point of FY 2003. The constitutional spending limit was reinstated for FY 2010-11 with the new limit set at the “Referendum C cap,” a less restrictive limit than under TABOR that will effectively eliminate the previous “ratchet down” effect. The Referendum C cap grows from the prior year’s cap instead of the prior year’s

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spending by a formula based on inflation plus population growth. In FY 2010-11, the Referendum C cap will equal $10.7 billion and revenue subject to TABOR will be $1.4 billion below the cap. Colorado will vote on three meaningful proposals on the November 2010 ballot which, if enacted, would impose significant constraints on governmental entities within the State. Amendment 60 would require school districts to reduce property taxes by half while requiring the State to backfill the difference. Amendment 61 proposes to prohibit the State from incurring debt and would implement additional restrictions on local borrowers from incurring debt. Proposition 101 proposes to reduce the State’s income tax while eliminating or reducing vehicle and telecommunication taxes and fees. Colorado, like many states, continues to experience fiscal pressures resulting from significant reductions in the amount of revenues collected. Per the most recent update in September 2010, Colorado’s FY 2010-11 General Fund budget is currently out of balance with the shortfall estimated at between $50 million and $250 million. The shortfall is attributable to both lower than expected tax revenues and an increase in Medicaid caseloads that have exceeded projections. The Governor must submit a budget balancing plan by the end of October 2010. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

Minnesota

The Minnesota economy has begun a modest recovery from the recession and, in terms of jobs, is expected to return to prerecession levels of employment by the end of 2011. Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Historically, the structure of the State’s economy generally has paralleled the structure of the U.S. economy as a whole. The State’s unemployment rate has consistently been less than the national unemployment rate for a number of years, except in 2007 when it was equal to the U.S. average. For August 2010, Minnesota’s unemployment rate (not seasonally adjusted) was 6.9%, compared to a national rate of 9.5%. Since 1980, Minnesota per capita income generally has remained above the national average. In 2009, Minnesota per capita personal income was 106.2% of its U.S. counterpart. The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Capital gains tax realizations have become an increasingly important, but volatile, share of Minnesota’s income tax base. The Minnesota Management and Budget February 2010 Forecast had projected a $994 million General Fund budgetary deficit for June 30, 2011 (without reduction by the $350 million cash flow account) with no budget reserve, based on $31.1 billion of projected expenditures. The 2010 Minnesota legislature enacted a number of measures to address the forecasted shortfall, including ratification of most of the Commissioner’s unallotments, substantial transfers from other State funds, large deferrals of aid to school districts and of certain sales and corporate franchise tax refunds to the next biennium, reductions of aid to local government and higher education, reduction of the State’s Cash Flow Account from $350 million to $266 million, and other spending reductions. The Minnesota Management and Budget end-of-session estimates projected that the State’s unrestricted General Fund balance at June 30, 2011 would be $6 million, after reducing the General Fund balance by the $266 million Cash Flow Account (there is no budget reserve), based on $30.7 billion of expenditures for the biennium. In its July 2010 Economic Update, however, Minnesota Management and Budget announced that revenues through June 30, 2010 were estimated to be $99 million less than previously estimated and that it was likely that revenues after that date also would be less than projected, further negatively impacting the financial projections for the current biennium. While wage and price inflation is included in revenue projections and estimates, state law prohibits including a general inflation adjustment for projected expenditures. The State has established a $600 million line of credit to finance its cash flow needs in the current biennium, if necessary. The Minnesota Council of Economic Advisers has, for some time, urged the State to maintain a budget reserve substantially equal to 5% of biennial spending. The February 2010 budget planning estimates for the next biennium ending June 30, 2013, as adjusted for the 2010 legislation, would project a $5.8 billion budgetary shortfall, but the Minnesota Management and Budget July 2010 Economic Update states that the budget gap is likely to be materially greater than that. Most of the spending reductions in the 2010 legislation were made on a one-time basis, not permanently. Furthermore, consistent with applicable law, spending estimates did not take into account general inflation, which would have

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added another $1.2 billion of expenditures to the shortfall. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

Missouri

Missouri’s economy is recovering as hiring strengthens consumer confidence and income levels. Manufacturing remains weak whereas the leisure and hospitality and retail services have added jobs. Job losses in finance and poor demand for autos continue. Several auto manufacturing plants have closed in Missouri, decreasing the ability of the state to benefit from future demand. Missouri’s economy has fared slightly better than the nation as a whole recently. Unemployment in Missouri was 9.3% as of June 2010, as compared to the national average of 9.5% during the same period. Missouri’s debt levels are below average which reflects the State’s constitutional debt limitations. Demographic trends are below average, with slow population growth and migration weak, which could negatively affect the State’s economy in the long run. The FY 2011 enacted budget totals $23.3 billion in overall spending, a 1% decrease from FY 2010 after eliminating the American Reinvestment and Recovery Act (ARRA) funds. The budget was balanced through increased tax receipts, the use of ARRA funds, and expenditure cuts across the board, but spared K-12 education cuts. Additionally, the state kept intact its constitutionally mandated Rainy Day Fund at 7.5% of the previous year’s net general revenue collections. State budgetary pressure may dampen economic growth if higher sales and income taxes and the elimination of tax credits are realized as the long term fiscal solution. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

Nebraska

As in the past, economic conditions will be relatively strong in Nebraska. Nebraska continues to have a favorable industry mix, with strength in agriculture and insurance. Nebraska consumers also face fewer problems from unemployment and falling home prices. The Bureau of Business Research of the University of Nebraska-Lincoln and the Nebraska Business Forecast Council expects that the sharp job losses of 2009 will be followed by moderate employment and income growth in 2010. Trend employment and income growth are forecast for 2011 and 2012. Farm incomes, which were at record levels in 2008, fell sharply during 2009. But, Nebraska farm income remained above its 10-year average in 2009, and is forecast to rise in 2010, 2011, and 2012. The State’s budget was balanced at the end of its 2010 legislative session with a projected ending balance that is only $400,000 above the minimum reserve. According to the Nebraska Legislative Fiscal Office (NLFO), the adjusted revenue growth currently forecast for FY 2009 through FY 2011 is the lowest consecutive three years in the 28 years which growth has been calculated and is a cumulative negative 1.7%. Spending growth, excluding deficits, is negative 4.5% in FY 2009-10 and 2.4% in FY 2010-11 for a two year average of negative 1.1%. While there have been cuts in the 2009 Regular Session, 2009 Special Session, and 2010 Session, a large portion of this reduction can be attributed to the use of American Recovery and Reinvestment Act (ARRA) funds. The FY 2010-11 General Fund budget is $250.6 million lower due to using ARRA funds to offset General Funds. In addition to the ARRA funds, there were substantial amounts of other one-time funds used to balance the FY 2010-11 budget. While the FY 2010-11 biennial budget is balanced at the present time, the prospects for the FY 2011-12 biennial budget are at best pessimistic, with a projected balance that is $679 million below the minimum reserve. This large budget shortfall, even with the high revenue growth utilized for planning purposes, is illustrative of the structural imbalance created with the low revenue growth over the three year period and the high amount of one-time items used to balance the current biennial budget. The one bright spot going into the FY 2011-12 biennium, according to the NLFO, is the $321 million Cash Reserve Fund balance that is projected to be carried forward from the FY 2010-11 biennium into the next. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

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Ohio

Ohio’s recession was earlier and deeper than the nation’s in part due to weakness in its manufacturing base. Manufacturing accounts for 12.4% of employment in the State as compared to the national average of 9.1% as of 2009. State unemployment rates remain high, most recently at 10.3% in July 2010 above the national average of 9.5%. Demographic trends remain weak and socioeconomic indicators are below average. The State’s 2010-2011 biennial budget totals $50.4 billion—$24.6 billion for FY 2010, down 8% from 2009, and $25.8 billion for FY 2011, up 5.1% over 2010. In order to achieve a balanced budget, the State has relied on non-recurring revenues, such as debt restructuring and federal stimulus funding, in its 2009, 2010 and 2011 budgets. Additionally, the State used all of its Budget Stabilization Fund to address the 2009 budget deficit. The State faces an estimated $8 billion shortfall for the 2012-2014 biennial budget and has formed a bipartisan commission to determine how the revenue gap will be met. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

Oregon

Just as with the U.S. economy, Oregon is showing signs of a slowdown or “pause” in economic activity mid-way through 2010. Economic measures from the State of Oregon Office of Economic Analysis (OEA) and other sources all point to moderation. Oregon housing sales have slowed and total permits through May 2010 were lower. The June 2010 employment report, after adjusting for the loss of temporary federal census workers, showed a loss of jobs. The State’s June unemployment rate remained around 10.5%, where it had been for the previous eight months. The OEA forecasts a decline in total employment in the third quarter of 2010 and a mild increase of 0.2% in the fourth quarter of 2010. The second quarter of 2011 will see improving job growth approaching 2.0%. According to the OEA, the Oregon economy does not enter a stronger job growth period until the fourth quarter of 2011. The State of Oregon General Fund revenues for FY 2009-11 are expected to be $12.3 billion, according to the OEA’s September 2010 forecast. This represents a decrease of $377.5 million from the OEA’s June 2010 forecast and is attributed to a prolonged plunge in personal income taxes. After incorporating a Rainy Day Fund transfer triggered by the June forecast, total available resources amount to $12.5 billion for FY 2009-11. The June 2010 forecast for FY 2011-13 reflected total available revenues of $14.8 billion in the General Fund and $0.9 billion in the Lottery Funds, for a total of $15.7 billion of resources. Projected expenditures at current service levels consist of $17.2 billion General Fund and $0.96 billion Lottery Funds, for a total of $18.2 billion of expenditures. With the inclusion of a 1% ending balance, the projected gap between resources and expenditures for the 2011-13 biennium was projected at $2.67 billion. In the OEA’s September 2010 forecast, lower expectations for the economic recovery led to a decrease in the 2011-13 General Fund forecast of $622.6 million relative to the June forecast, further increasing the projected gap between resources and expenditures for the 2011-13 biennium. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

Investment Restrictions

In addition to the investment objectives and policies set forth in the Prospectuses and under the caption “Additional Information Concerning Fund Investments” above, each Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

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None of the Funds will:

1.	Concentrate its investments in a particular industry, except that any Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

2.	Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.	With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. Government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. Government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This investment restriction does not apply to the Tax Free Income Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund).

4.	Invest in companies for the purpose of control or management.

5.	Purchase physical commodities or contracts relating to physical commodities. With respect to Inflation Protected Securities Fund, this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

6.	Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

7.	Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

8.	Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the SEC, a Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Funds will use industry classifications provided by Bloomberg, Barclays, or other similar sources to determine its compliance with this limitation.

For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

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For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

Because each of the Tax Free Income Funds refers to tax-free investments in its name, each has a fundamental investment policy that it will normally invest at least 80% of its assets in investments that pay interest exempt from federal and, for state-specific funds, applicable state income tax, including the federal alternative minimum tax and, for the state-specific Funds (except for Missouri Tax Free Fund, Nebraska Municipal Bond Fund, Ohio Tax Free Fund, and Oregon Intermediate Municipal Bond Fund), the applicable state alternative minimum tax.

The following restrictions are non-fundamental and may be changed by FAIF’s Board of Directors without a shareholder vote:

None of the Funds will:

1.	Invest more than 15% of its net assets in all forms of illiquid investments.

2.	Borrow money in an amount exceeding 10% of the borrowing Fund’s total assets except that High Income Bond Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

3.	Make short sales of securities.

4.	Lend portfolio securities representing in excess of one-third of the value of its total assets.

5.	Pledge any assets, except in connection with any permitted borrowing and then in amounts not in excess of one-third of the Fund’s total assets, provided that for the purposes of this restriction, margin deposits, security interests, liens and collateral arrangements with respect to options, futures contracts, options on futures contracts, and other permitted investments and techniques are not deemed to be a pledge of assets for purposes of this limitation.

6.	Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

With respect to the non-fundamental restriction set forth in number 1 above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

The Board of Directors has adopted guidelines and procedures under which the Funds’ investment adviser is to determine whether the following types of securities which may be held by certain Funds are “liquid” and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the “private placement” exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

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For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Adviser. For example, an asset-backed security known as “Money Store 94-D A2” would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies — Automobile. Similarly, an asset-backed security known as “Midlantic Automobile Grantor Trust 1992-1 B” would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks — Automobile. Thus, an issuer or sponsor may be included in more than one “industry” classification, as may a particular type of collateral.

Fund Names

With respect to any Fund, with the exception of the Tax Free Income Funds, that has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, whereby at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) must be invested in a strategy suggested by the Fund’s name, a policy has been adopted by the Funds to provide shareholders with at least 60 days notice in the event of a planned change to the investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c).

Portfolio Turnover

The portfolio turnover rate for Inflation Protected Securities Fund was significantly higher during the fiscal year ended June 30, 2010 than during the fiscal year ended June 30, 2009. The portfolio turnover rate for Inflation Protected Securities Fund increased from 24% to 72% primarily due to an increase in trading opportunities relative to the extraordinary market dislocation of fourth quarter 2008 when trading opportunities were more limited.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. Currently, the Income Funds generally make available complete portfolio holdings information on the Funds’ website following the end of each month with an approximately one-month lag. For the Tax Free Income Funds, the portfolio holdings information is posted monthly approximately five business days after the end of the month as of which the information is current. Additionally, the Funds publish on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or sub-advisers,

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independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including RMG, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds’ independent directors (Chapman and Cutler LLP). Also, the Adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Funds’ investment adviser and/or sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and the Adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Directors on an annual basis.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive Undisclosed Holdings Information on an ongoing basis pursuant to the various arrangements described above:

Altrinsic Global Advisors, Inc.

Ashland Partners

Bank of America Securities, LLC

Barclays Capital, Inc.

Barra

Bloomberg

BNP Paribas Prime Brokerage, Inc.

BNP Paribas Securities Corp.

R.R. Donnelley & Sons Company

Broadridge Systems

Calyon Securities (USA), Inc.

Cantor Fitzgerald & Co.

Capital Bridge

Citigroup Global Markets, Inc.

Credit Suisse Securities (USA), LLC

Deutsche Bank Securities, Inc.

Dresdner Kleinwort Securities, LLC

Ernst & Young LLP

FactSet Research Systems

First Clearing, LLC

FT Interactive Data

Goldman Sachs & Co.

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Hansberger Global Investors, LLC

HSBC Securities (USA), Inc.

ING Financial Markets, LLC

Jefferies & Company, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Securities, Inc.

Lazard Asset Management, Inc.

Lipper Inc.

Markit

Merrill Corporation

Merrill Lynch Government Securities

Merrill Lynch, Pierce, Fenner & Smith

Moody’s

Morgan Stanley & Co., Inc.

Morningstar, Inc.

MS Securities Services, Inc.

Newedge USA, LLC

Pricing Direct

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

RBS Securities, Inc.

RiskMetrics Group

Scotia Capital (USA), Inc.

SG Ameritas Securities, LLC

SNL Financial

Societe Generale

Standard & Poor’s/JJ Kenny

State Street Bank & Trust Co.

TD Ameritrade Clearing, Inc.

ThomsonReuters LLC

UBS Securities, LLC

U.S. Bancorp Fund Services, LLC

U.S. Bank, N.A.

Vickers

Wells Fargo Securities, LLC

Directors and Executive Officers

The management of FAIF, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors. The number of directors of FAIF is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent directors”). None of the independent directors has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and birthdates of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The directors of FAIF are directors or trustees, as the case may be, of 114 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 132 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

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Directors

NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

INDEPENDENT DIRECTORS:

Robert P. Bremner* 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Director	Term—Indefinite** Length of Service—Since 2010	Private Investor and Management Consultant; Treasurer and Director Humanities Council of Washington, D.C.	246	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Director	Term—Indefinite** Length of Service—Since 2010	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	246	See Principal Occupation description

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Director	Term—Indefinite** Length of Service— Since 2010	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director (since 2004) of Xerox Corporation; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	246	See Principal Occupation description

David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Director	Term—Indefinite** Length of Service—Since 2010	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment	246	See Principal Occupation description

			Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and member of Investment Committee, Greater Milwaukee Foundation.

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Director	Term—Indefinite** Length of Service—Since 2010	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	246	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Director	Term—Indefinite** Length of Service—Since 2010	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	246	See Principal Occupation description

Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Director	Term—Indefinite** Length of Service—Since 2010	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246	See Principal Occupation description

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Virginia L. Stringer 333 West Wacker Drive Chicago, IL (8/16/1944)	Director	Term- Indefinite** Length of Service- Since 1987	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and	246	See Principal Occupation Description

			President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; previously, Independent Director, First American Fund Complex from 1987 to 2010 and Chair from 1997 to 2010

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Director	Term—Indefinite** Length of Service—Since 2010	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	246	N/A

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

INTERESTED DIRECTOR:

John P. Amboian*** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Director	Term—Indefinite** Length of Service—Since 2010	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998), formerly Chief Executive Officer (2007-2010) of Fund Advisors, Inc.	246	See Principal Occupation description

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management LLC, an affiliate of the Adviser.

**	Each director serves an indefinite term until his or her successor is elected.

***	Mr. Amboian is an “interested person” of the Funds, as defined in the 1940 Act, by reason of his positions with Nuveen Investments and certain of its subsidiaries.

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Executive Officers

NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER

OFFICERS OF THE FUNDS:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	President	Term—Until August 2011 Length of Service—Since Inception	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	246

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until August 2011 Length of Service—Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	246

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER
Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until August 2011 Length of Service—Since 1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Fund Advisors.	246

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until August 2011 Length of Service—Since 1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), Vice President (2005-2010) of Nuveen Fund Advisors; Certified Public Accountant.	246

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until August 2011 Length of Service—Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc. and (since 2011) of Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	246

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Vice President and Chief Compliance Officer	Term—Until August 2011 Length of Service—Since 2003	Senior Vice President (since 2008), formerly, Vice President of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Fund Advisors; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	246

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until August 2011 Length of Service—Since 2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors.	246

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Secretary	Term—Until August 2011 Length of Service—Since 1988

Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary (since 1997) of Nuveen Fund Advisors,

Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds

Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen

Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).

				246

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until August 2011 Length of Service—Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	246

Kathleen L. Prudhomme 800 Nicollet Mall, Minneapolis, Minnesota 55402 (3/30/53)	Vice President and Assistant Secretary	Term—Until August 2011 Length of Service—Since 2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	246

Jeffrey M. Wilson 333 West Wacker Drive Chicago, IL 60606 (3/13/56)	Vice President	Term—Until August 2011 Length of Service—Since 2011	Senior Vice President of Nuveen Investments, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	114

Board Leadership Structure and Risk Oversight

In connection with the Transaction, the committees of the Funds and the members of the Board of Directors were changed. Each of the Committees were newly formed and constituted in connection with the Transaction. The Board of Directors oversees the operations and management of the Funds, including the duties

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performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the Nuveen Fund complex. In adopting a unitary board structure, the directors seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the directors consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent directors. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent director. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the directors have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the directors are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the directors and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of directors among the different committees allows the directors to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian.

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The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the directors, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent director of the Nuveen Funds.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of directors; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to director compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview any and all candidates and to make the final selection of any new directors. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time

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requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent director candidate, independence from the Adviser, sub-advisers, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent directors at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent directors of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Directors. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair and Virginia L. Stringer.

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Prior to the Transaction, the Funds had an Audit Committee, a Pricing Committee and a Governance Committee. The following table presents the number of times each Committee met during the last fiscal year ended June 30, 2010.

Committee	Number of Committee Meetings Held During FAIF’s Fiscal Year Ended June 30, 2010

Audit Committee	5

Pricing Committee	4

Governance Committee	3

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member, or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested director of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Director of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve

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Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director

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and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer also serves as board chair of the Oak Leaf Trust, is the immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and

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President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Fund Shares Owned by the Directors

The information in the table below discloses the dollar ranges of (i) each Director’s beneficial ownership in each Fund, and (ii) each Director’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by Directors in the directors’ deferred compensation plan, based on the value of fund shares as of June 30, 2010.

Directors

	Bremner[1]	Evans[1]	Hunter[1]	Kundert[1]	Schneider[1]	Stockdale[1]	Stone[1]	Stringer	Toth[1]	Amboian[1]
Aggregate Holdings – Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Core Bond Fund	—	—	—	—	—	—	—	—	—	—
High Income Bond Fund	—	—	—	—	—	—	—	—	—	—
Inflation Protected Securities Fund	—	—	—	—	—	—	—	—	—	—
Intermediate Government Bond Fund	—	—	—	—	—	—	—	—	—	—
Intermediate Term Bond Fund	—	—	—	—	—	—	—	—	—	—
Short Term Bond Fund	—	—	—	—	—	—	—	—	—	—
Total Return Bond Fund	—	—	—	—	—	—	—	—	—	—
Short Tax Free Fund	—	—	—	—	—	—	—	—	—	—
Intermediate Tax Free Fund	—	—	—	—	—	—	—	—	—	—
Tax Free Fund	—	—	—	—	—	—	—	—	—	—
California Tax Free Fund	—	—	—	—	—	—	—	—	—	—
Colorado Tax Free Fund	—	—	—	—	—	—	—	—	—	—
Minnesota Municipal Bond Fund	—	—	—	—	—	—	—	—	—	—
Minnesota Municipal Bond Fund	—	—	—	—	—	—	—	—	—	—
Missouri Tax Free Fund	—	—	—	—	—	—	—	—	—	—
Nebraska Municipal Bond Fund	—	—	—	—	—	—	—	—	—	—
Ohio Tax Free Fund	—	—	—	—	—	—	—	—	—	—
Oregon Municipal Bond Fund	—	—	—	—	—	—	—	—	—	—

    1 All Directors, except for Ms. Stringer were appointed to the Board of Directors effective January 1, 2011

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As of October 15, 2010, none of the Independent Directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Board Compensation

The following table shows, for each independent director, (1) the aggregate compensation paid by the Funds for the calendar year ended December 31, 2009, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation paid to each director by the Nuveen Funds during the fiscal year ended June 30, 2010.

Name of Director	Aggregate Compensation From Funds	Amount of Total Compensation that Has been Deferred	Total Compensation From Nuveen Funds Paid to Director

Robert P. Bremner[1]			$250,207
Jack B. Evans[1]			220,308
William C. Hunter[1]			174,765
David J. Kundert[1]			200,116
William J. Schneider[1]			207,055
Judith M. Stockdale[1]			199,738
Carole E. Stone[1]			180,750
Virginia L. Stringer	$197,721		288,500
Terence J. Toth[1]			209,278

    1 All Directors, except for Ms. Stringer were appointed to the Board of Directors effective January 1, 2011

Independent directors receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Directors; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,500 per meeting for attendance in person or by telephone at an Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at a regularly scheduled Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairman of the Board of Directors receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent directors also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person

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attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have a retirement or pension plan. The Funds have a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent director to elect to defer receipt of all or a portion of his or her compensation as an independent director. The deferred compensation of a participating director is credited to a book reserve account of the Funds when the compensation would otherwise have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a director’s deferral account, the independent director may elect to receive distributions in a lump sum or over a period of five years. The Funds will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the director of the Funds who is not an independent director serve without any compensation from the Funds.

Sales Loads

Directors of the Funds and certain other Fund affiliates may purchase the Funds’ Class I shares. See the applicable Fund’s Prospectus for details.

Codes of Ethics

The Funds, the Adviser, Nuveen Asset Management, LLC, the Distributor and other related entities have adopted a code of ethics which essentially prohibits all Nuveen Fund management personnel, including the Funds’ portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of the shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions. Each of these codes of ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies

The Adviser has been delegated the authority by the board of directors of FAIF to vote proxies with respect to the investments held in the Funds. The Adviser has delegated the responsibility of voting proxies to Nuveen Asset Management, LLC (the “Sub-Adviser” or “Nuveen Asset Management”). The Sub-Adviser is responsible for developing and enforcing proxy voting policies with regard to the Fund. The Adviser will review these policies annually. The policies and procedures that the Adviser and the Sub-Adviser use to determine how to vote proxies relating to their portfolio securities are set forth in Appendix B. Each year the Funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through www.nuveen.com and/or the SEC’s website at www.sec.gov.

ADVISER AND SUB-ADVISER

Adviser

In connection with the Transaction and pursuant to a shareholder vote, the investment adviser of the fund is now Nuveen Fund Advisors, Inc. The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the manager of each Fund, with responsibility for the overall management of each Fund.

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The Adviser is an affiliate of the Distributor, also located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under “Who Manages the Funds.” In addition, for certain funds the Adviser has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds.

For the Income Funds, the Adviser has contractually agreed to waive fees and/or reimburse expenses through March 31, 2012 so that the total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed the applicable percentage for each share class provided in the table below. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Funds’ board of directors.

Fund	Class A	Class B	Class C	Class R3	Class I
Core Bond Fund	0.95%	1.70%	1.70%	1.20%	0.70%
High Income Bond Fund	1.10%	1.85%	1.85%	1.35%	0.85%
Inflation Protected Securities Fund	0.85%	-	1.60%	1.10%	0.60%
Intermediate Government Bond Fund	0.75%	-	1.60%	1.10%	0.60%
Intermediate Term Bond Fund	0.85%	-	1.70%	-	0.70%
Short Term Bond Fund	0.75%	-	1.60%	-	0.60%
Total Return Bond Fund	0.89%	1.75%	1.75%	1.25%	0.75%

For the Tax Free Income Funds, the Adviser has contractually agreed to waive fees and/or reimburse expenses for certain funds through June 30, 2011, and for all funds through March 31, 2012 so that the total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed the applicable percentage for each share class provided in the table below. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Funds’ board of directors.

Maximum Operating Expenses through June 30, 2011:
Fund	Class A	Class C	Class C1	Class I
California Tax Free Fund	0.65%	-	1.15%	0.50%
Colorado Tax Free Fund	0.70%	-	1.15%	0.50%
Nebraska Municipal Bond Fund	0.70%	1.25%	1.15%	0.50%
Ohio Tax Free Fund	0.70%	-	1.15%	0.50%

Maximum Operating Expenses through March 31,2012:

Fund	Class A	Class C	Class C1	Class I
Short Tax Free Fund	0.75%	-	-	0.60%
Intermediate Tax Free Fund	0.75%	-	1.35%	0.70%
Tax Free Fund	0.75%	-	1.35%	0.70%
California Tax Free Fund	0.85%	-	1.35%	0.70%
Colorado Tax Free Fund	0.90%	-	1.35%	0.70%
Minnesota Intermediate Municipal Bond Fund	0.75%	-	1.35%	0.70%
Minnesota Municipal Bond Fund	0.85%	1.45%	1.35%	0.70%
Missouri Tax Free Fund	0.85%	-	1.35%	0.70%
Nebraska Municipal Bond Fund	0.90%	1.45%	1.35%	0.70%

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Fund	Class A	Class C	Class C1	Class I
Ohio Tax Free Fund	0.90%	-	1.35%	0.70%
Oregon Intermediate Municipal Bond Fund	0.85%	1.45%	-	0.70%

Each Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all eligible Fund assets managed by the Adviser and its affiliates, and a specific fund-level fee based only on the amount of assets within each individual Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of each Fund as set forth in the Prospectus.

Each Fund’s complex-level fee is payable monthly and is additive to the fund-level fee. It is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen Funds, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular Fund’s assets that are not “eligible assets.” The current overall complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee component of the management fee for each Fund is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets exclude assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain Funds to limit the amount of such assets for determining managed assets in certain circumstances.

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A Fund’s complex-level fee rate will not exceed the maximum overall complex-level fee rate of 0.2000%. As of January 31, 2011, the Funds’ complex-level fees were:

Fund	Complex-Level Fee Rate
Nuveen Core Bond Fund	0.1980%
Nuveen High Income Bond Fund	0.1973%
Nuveen Inflation Protected Securities Fund	0.1973%
Nuveen Intermediate Government Bond Fund	0.1982%
Nuveen Intermediate Term Bond Fund	0.1980%
Nuveen Short Term Bond Fund	0.1979%
Nuveen Total Return Bond Fund	0.1977%
Nuveen Short Tax Free Fund	0.1982%
Nuveen Intermediate Tax Free Fund	0.1982%
Nuveen Tax Free Fund	0.1985%
Nuveen California Tax Free Fund	0.1980%
Nuveen Colorado Tax Free Fund	0.1982%
Nuveen Minnesota Intermediate Municipal Bond Fund	0.1981%
Nuveen Minnesota Municipal Bond Fund	0.1983%
Nuveen Missouri Tax Free Fund	0.1981%
Nuveen Nebraska Municipal Bond Fund	0.1980%
Nuveen Ohio Tax Free Fund	0.2000%
Nuveen Oregon Intermediate Municipal Bond Fund	0.1980%

As noted, FAF served as the Fund’s investment adviser prior to the consummation of the Transaction. The following table sets forth total advisory fees paid to FAF before waivers and after waivers for each Fund for the fiscal years ended June 30, 2008, June 30, 2009, and June 30, 2010:

	Fiscal Year Ended June 30, 2008			Fiscal Year Ended June 30, 2009			Fiscal Year Ended June 30, 2010
Fund	Advisory Fee Before Waivers	Advisory Fee After Waivers		Advisory Fee Before Waivers	Advisory Fee After Waivers		Advisory Fee Before Waivers	Advisory Fee After Waivers

Core Bond Fund	$8,264,262	$7,301,988		$6,463,551	$5,616,273		$6,694,377	$5,809,586

High Income Bond Fund	1,772,113	1,252,833		1,244,080	775,767		2,306,651	1,697,465

Inflation Protected Securities Fund	1,307,444	711,566		1,084,576	535,400		775,436	298,720

Intermediate Government Bond Fund	286,383	15,863		589,976	217,570		676,134	213,210

Intermediate Term Bond Fund	3,959,470	3,517,146		3,542,694	3,087,761		3,885,198	3,385,673

Short Term Bond Fund	1,727,361	1,004,154		1,616,835	911,949		2,769,260	1,700,712

Total Return Bond Fund	6,050,535	4,855,983		4,601,085	3,641,944		4,076,512	3,182,398

California Tax Free Fund	199,996	--	[1]	336,498	--	[1]	499,392	67,001

Colorado Tax Free Fund	114,795	--	[1]	216,673	--	[1]	323,427	--	[1]

Intermediate Tax Free Fund	3,089,673	2,674,331		3,287,390	2,796,361		3,696,299	3,191,383

Minnesota Intermediate Municipal Bond Fund	957,861	729,409		958,119	674,755		1,079,506	809,181

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	Fiscal Year Ended June 30, 2008			Fiscal Year Ended June 30, 2009			Fiscal Year Ended June 30, 2010
Fund	Advisory Fee Before Waivers	Advisory Fee After Waivers		Advisory Fee Before Waivers	Advisory Fee After Waivers		Advisory Fee Before Waivers	Advisory Fee After Waivers

Minnesota Municipal Bond Fund	$866,712	$609,708		$751,891	$414,527		$822,049	$558,533

Missouri Tax Free Fund	797,616	552,095		738,462	488,324		753,346	495,429

Nebraska Municipal Bond Fund	192,020	--	[1]	187,138	--	[1]	208,457	--	[1]

Ohio Tax Free Fund	227,153	--	[1]	232,937	--	[1]	277,163	--	[1]

Oregon Intermediate Municipal Bond Fund	609,599	404,259		632,057	412,836		754,899	524,224

Short Tax Free Fund	761,835	370,044		796,650	381,836		1,323,796	746,101

Tax Free Fund	2,682,998	2,264,794		2,100,465	1,650,646		2,324,711	1,923,131

[1]	Advisory and certain other fees for the period were waived by FAF to comply with total operating expense limitations that were agreed upon by the Fund and FAF.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolios of each of the Funds. The Adviser is responsible for implementing procedures to ensure that Nuveen Asset Management complies with the respective Fund’s investment objective, policies and restrictions. The Adviser will pay Nuveen Asset Management a fee for each Fund equal to the percentage shown below of the remainder of (a) the investment management fee payable by each Fund to the Adviser based on average daily net assets, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of each fun. The fee shall accrue daily and shall be payable monthly.

Fund	Percentage of Fee to be paid by the Adviser to Nuveen Asset Management

Core Bond Fund	38.4615%
High Income Bond Fund	50.0000%
Inflation Protected Securities Bond Fund	38.4615%
Intermediate Government Bond Fund	38.4615%
Intermediate Term Bond Fund	38.4615%
Short Term Bond Fund	40.0000%
Total Return Bond Fund	46.1538%
California Tax Free Fund	38.4615%
Colorado Tax Free Fund	38.4615%
Intermediate Tax Free Fund	41.6667%
Minnesota Intermediate Municipal Bond Fund	45.4545%
Minnesota Municipal Bond Fund	45.4545%
Missouri Tax Free Fund	38.4615%
Nuveen Nebraska Municipal Bond Fund	45.4545%
Ohio Tax Free Fund	38.4615%
Oregon Intermediate Municipal Bond Fund	45.4545%
Short Tax Free Fund	44.4444%
Tax Free Fund	41.6667%

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Additional Payments to Financial Intermediaries

In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this SAI, the Adviser and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Adviser and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectuses and described above because they are not paid by the Funds.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

The Adviser and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Nuveen representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Fund shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

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Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. (which was the parent company of a firm a portion of whose business has since been acquired by the Adviser) to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

From time to time, the Adviser and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

When not provided for in a marketing support or program servicing agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary -sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as they deem appropriate, subject to their internal guidelines and applicable law. Wholesale representatives of the Distributor may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

The Adviser and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Certain third parties, affiliates of the Adviser and employees of the Adviser or its affiliates may receive cash compensation from the Adviser and/or the Distributor in connection with establishing new client relationships with the Nuveen Mutual Funds. Total compensation of employees of the Adviser and/or the Distributor with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the Nuveen Mutual Funds.

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Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of January 1, 2011:

ADP Broker-Dealer, Inc.

American Enterprise Investment Services, Inc.

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

Banc of America Investment Services, Inc.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc. / Morgan Stanley Smith Barney LLC

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

Country Trust Bank

CPI Qualified Plan Consultants, Inc.

Digital Retirement Solutions, Inc.

Dyatech, LLC

ExpertPlan, Inc.

Fidelity Brokerage Services LLC / National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Institutional Plan Services, LLC / ING Investment Advisors, LLC (formerly CitiStreet LLC / CitiStreet

    Advisors LLC)

ING Life Insurance and Annuity Company / ING Institutional Plan Services LLC

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

Leggette Actuaries, Inc.

Lincoln Retirement Services Company LLC / AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

MetLife Securities, Inc.

Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated / Morgan Stanley Smith Barney LLC

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MSCS Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NYLife Distributors LLC

Pershing LLC

Princeton Retirement Group / GPC Securities, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC / Prudential Investments LLC

Raymond James & Associates / Raymond James Financial Services, Inc.

RBC Dain Rauscher, Inc.

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc. / T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company / International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank, N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wachovia Bank, N.A.

Wachovia Securities, LLC

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since December 30, 2010 are not reflected in the list.

Administrator

Prior to the Transaction, FAF served as Administrator pursuant to an Administration Agreement between the FAF and FAIF, dated July 1, 2006 and U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, served as sub-administrator pursuant to a Sub-Administration Agreement between the FAF and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. The following table sets forth total administrative fees, after waivers, paid by each of the Funds listed below to FAF and USBFS for the fiscal years ended June 30, 2008, June 30, 2009, and June 30, 2010:

Fund	Fiscal Year Ended June 30, 2008	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010

Core Bond Fund	$3,643,554	$2,812,035	$2,952,494

High Income Bond Fund	556,303	387,076	727,938

Inflation Protected Securities Fund	577,013	471,355	341,896

Intermediate Government Bond Fund	125,072	257,307	298,949

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Fund	Fiscal Year Ended June 30, 2008	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010

Intermediate Term Bond Fund	$1,745,816	$1,541,474	$1,714,118

Short Term Bond Fund	764,278	704,284	1,223,974

Total Return Bond Fund	2,255,056	1,667,195	1,499,005

California Tax Free Fund	87,446	147,684	220,343

Colorado Tax Free Fund	49,768	95,299	142,669

Intermediate Tax Free Fund	1,364,196	1,431,161	1,631,259

Minnesota Intermediate Municipal Bond Fund	422,395	416,950	476,475

Minnesota Municipal Bond Fund	381,768	327,147	362,783

Missouri Tax Free Fund	351,363	321,346	332,435

Nebraska Municipal Bond Fund	83,714	81,464	91,975

Ohio Tax Free Fund	99,562	101,395	122,354

Oregon Intermediate Municipal Bond Fund	268,069	275,166	333,216

Short Tax Free Fund	336,382	346,853	584,982

Tax Free Fund	1,181,356	913,639	1,026,078

Transfer Agent

USBFS (“Transfer Agent”) serves as the Funds’ transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement (the “Transfer Agent Agreement”) between Transfer Agent and FAIF dated July 1, 2006. As transfer agent, Transfer Agent maintains records of shareholder accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related transfer agent functions. The Funds pay transfer agent fees on a per shareholder account basis, at annual rates paid monthly, subject to a minimum annual fee per share class. These fees will be charged to each Fund based on the number of accounts within that Fund. The Funds will continue to reimburse Transfer Agent for out-of-pocket expenses incurred in providing transfer agent services.

The following table sets forth transfer agent fees paid by the Funds to Transfer Agent for the fiscal years ended June 30, 2008, June 30, 2009, and June 30, 2010:

Fund	Fiscal Year Ended June 30, 2008	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010

Core Bond Fund	$219,760	$197,738	$185,603

High Income Bond Fund	109,184	117,660	115,466

Inflation Protected Securities Fund	90,007	90,000	90,000

Intermediate Government Bond Fund	54,000	54,000	78,000

Intermediate Term Bond Fund	54,000	54,000	54,000

Short Term Bond Fund	102,261	91,017	105,310

Total Return Bond Fund	107,999	108,000	105,250

California Tax Free Fund	72,000	72,000	72,000

Colorado Tax Free Fund	72,000	72,000	72,000

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Fund	Fiscal Year Ended June 30, 2008	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010

Intermediate Tax Free Fund	$54,000	$54,000	$66,000

Minnesota Intermediate Municipal Bond Fund	54,000	54,000	66,000

Minnesota Municipal Bond Fund	72,000	72,000	72,000

Missouri Tax Free Fund	72,000	72,000	72,000

Nebraska Municipal Bond Fund	72,000	72,000	72,000

Ohio Tax Free Fund	72,000	72,000	72,000

Oregon Intermediate Municipal Bond Fund	54,000	54,000	54,000

Short Tax Free Fund	54,000	54,000	54,000

Tax Free Fund	72,000	72,000	72,000

Distributor

In connection with the Transaction, Nuveen Investments, LLC has been selected to serve as Distributor. Nuveen Investments, LLC is located at 333 West Wacker Drive, Chicago, Illinois 60606, and will serve as the distributor for the Funds’ shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated January 1, 2010 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Funds appointed the Distributor to be their agent for the distribution of the Funds’ shares on a continuous offering basis.

Prior to the Transaction, Quasar Distributors, LLC (“Quasar”) 615 East Michigan Street, Milwaukee, WI 53202, served as the distributor for the Funds’ shares pursuant to a Distribution Agreement dated July 1, 2007 (the “Quasar Distribution Agreement”). Quasar is a wholly owned subsidiary of U.S. Bancorp. Fund shares and other securities distributed by Quasar are not deposits or obligations of, or endorsed or guaranteed by, any bank, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by Quasar, during the fiscal years ended June 30, 2008, June 30, 2009, and June 30, 2010:

	Total Underwriting Commissions
Fund	Fiscal Year Ended June 30, 2008	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010

Core Bond Fund	$46,620	$ 54,274	$116,603

High Income Bond Fund	22,250	44,402	99,419

Inflation Protected Securities Fund	4,596	67,072	143,358

Intermediate Government Bond Fund	17,068	36,305	3,289

Intermediate Term Bond Fund	4,605	15,555	43,453

Short Term Bond Fund	5,947	149,811	421,176

Total Return Bond Fund	39,564	43,020	219,463

California Tax Free Fund	64,530	104,957	82,897

Colorado Tax Free Fund	6,916	15,957	37,235

Intermediate Tax Free Fund	5,437	92,784	148,003

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	Total Underwriting Commissions
Fund	Fiscal Year Ended June 30, 2008	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010

Minnesota Intermediate Municipal Bond Fund	$27,853	$43,914	$176,348

Minnesota Municipal Bond Fund	357,965	297,705	341,089

Missouri Tax Free Fund	18,993	50,118	105,556

Nebraska Municipal Bond Fund	15,672	39,786	65,379

Ohio Tax Free Fund	3,508	14,193	34,160

Oregon Intermediate Municipal Bond Fund	6,097	63,744	229,670

Short Tax Free Fund	39	8,796	36,203

Tax Free Fund	55,389	114,546	182,245

	Underwriting Commissions Retained by Quasar
Fund	Fiscal Year Ended June 30, 2008	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010

Core Bond Fund	$ 4,547	$ 4,100	$ 8.801

High Income Bond Fund	1,584	2,482	4,976

Inflation Protected Securities Fund	335	4,584	6,648

Intermediate Government Bond Fund	4,313	4,734	512

Intermediate Term Bond Fund	918	2,060	3,908

Short Term Bond Fund	917	15,688	50,607

Total Return Bond Fund	3,384	2,541	11,729

California Tax Free Fund	5,050	5,547	4,754

Colorado Tax Free Fund	501	3,667	2,059

Intermediate Tax Free Fund	1,049	4,161	11,970

Minnesota Intermediate Municipal Bond Fund	4,946	6,269	16,609

Minnesota Municipal Bond Fund	40,301	11,198	20,468

Missouri Tax Free Fund	1,401	2,881	7,691

Nebraska Municipal Bond Fund	1,042	2,389	3,202

Ohio Tax Free Fund	254	771	2,020

Oregon Intermediate Municipal Bond Fund	777	2,046	17,344

Short Tax Free Fund	6	431	1,914

Tax Free Fund	4,262	6,127	11,126

Quasar received the following compensation from the Funds during the Funds’ most recent fiscal year ended June 30, 2010:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation [1]

Core Bond Fund	$ 8.801	$5,562	–	–

High Income Bond Fund	4,976	1,925	–	–

Inflation Protected Securities Fund	6,648	2,127	–	–

Intermediate Government Bond Fund	512	11	–	–

Intermediate Term Bond Fund	3,908	–	–	–

Short Term Bond Fund	50,607	5,334	–	–

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Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation [1]

Total Return Bond Fund	$11,729	$3,527	–	–

California Tax Free Fund	4,754	1,284	–	–

Colorado Tax Free Fund	2,059	41	–	–

Intermediate Tax Free Fund	11,970	14,197	–	–

Minnesota Intermediate Municipal Bond Fund	16,609	3,689	–	–

Minnesota Municipal Bond Fund	20,468	8,924	–	–

Missouri Tax Free Fund	7,691	359	–	–

Nebraska Municipal Bond Fund	3,202	280	–	–

Ohio Tax Free Fund	2,020	116	–	–

Oregon Intermediate Municipal Bond Fund	17,344	7,793	–	–

Short Tax Free Fund	1,914	--	–	–

Tax Free Fund	11,126	3,678	–	–

[1]

Fees paid by the Funds under FAIF’s Rule 12b-1 Distribution and Service Plan are provided below. Quasar was also compensated from fees earned by USBFS under a separate arrangement as part of the Sub-Administration Agreement between FAF and USBFS.

Distribution and Service Plan

FAIF has adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C, Class C1 and Class R3 shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Funds to pay the Distributor distribution and/or shareholder servicing fees on the Funds’ Class A, Class B, Class C and Class R3 shares as described below. The distribution fees under the Plan are used for primary purpose of compensating participating intermediaries for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts.

The Class A shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% for the Income Funds and 0.20% for the Tax Free Income Funds, of the average daily net assets of the Class A shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to participating intermediaries through whom shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A shares of each Fund for that month.

The Class B shares of the Income Funds pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B shares beginning one year after purchase. The Class B shares of the Income Funds also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B shares. The distribution fee is intended to compensate the Distributor for advancing a commission to participating intermediaries purchasing Class B shares.

The Class C shares of the Income Funds pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. The Class C and Class C1 shares of the Tax

74

Free Income Funds pay to the Distributor a shareholder servicing fee at the annual rates of 0.20% and 0.25% of the average daily net assets of the Class C and Class C1 shares, respectively. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to both the Class C and Class C1 Shares. This fee is calculated and paid each month based on average daily net assets of the Class C and Class C1 shares, respectively. The Class C shares of the Income Funds pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C shares. The Class C shares and Class C1 shares of the Tax Free Income Funds pay to the Distributor a distribution fee at the annual rate of 0.55% and 0.40% of the average daily net assets of the Class C and Class C1 shares, respectively. The Distributor may use the distribution fee to provide compensation to participating intermediaries through which shareholders hold their shares beginning one year after purchase.

The Class R3 shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class R3 shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class R3 shares. This fee is calculated and paid each month based on average daily net assets of the Class R3 shares. The Class R3 shares also pay to the Distributor a distribution fee at the annual rate of 0.25% of the average daily net assets of Class R3 shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to participating intermediaries in connection with sales of Class R3 shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R3 shares. This fee is calculated and paid each month based on average daily net assets of the Class R3 shares.

The Distributor receives no compensation for distribution of the Class I shares.

The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C, Class C1 and Class R3 shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Adviser at any time. With the exception of the Distributor and its affiliates, no “interested person” of FAIF, as that term is defined in the 1940 Act, and no Director of FAIF has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Under the Plan, the Funds’ Treasurer reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Board of Directors for their review on a quarterly basis. The Plan provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not “interested persons” of FAIF (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to such plan. For the fiscal year ended June 30, 2010, the Funds paid the following 12b-1 fees to Quasar with respect to the Class A shares, Class B shares, Class C shares, Class C1 shares and Class R3 shares of the Funds. The table also describes the activities for which such payments were used. As noted above, no 12b-1 fees are paid with respect to Class I shares.

Fund	Total 12b-1 Fees Paid to Quasar	Amount Retained by Quasar[1]	Compensation Paid to Participating Intermediaries	Other[2]

Core Bond Fund
Class A	$227,248	$14,738	$212,510	--
Class B	49,331	705	11,627	$212,510
Class C	37,738	8,364	29,374	--
Class R3	2,131	543	1,587	--

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Fund	Total 12b-1 Fees Paid to Quasar	Amount Retained by Quasar[1]	Compensation Paid to Participating Intermediaries	Other[2]

High Income Bond Fund
Class A	$80,867	$2,412	$78,455	--
Class B	19,691	352	4,570	$14,768
Class C	60,834	14,349	46,485	--
Class R3	1,577	3	1,574	--

Inflation Protected Securities Fund
Class A	16,864	71	16,793	--
Class C	40,235	33,269	6,966	--
Class R3	6,580	6	6,573	--

Intermediate Government Bond Fund
Class A	19,985	1,825	18,160	--
Class C	7,906	1,297	6,609	--
Class R3	1,395	--	1,395	--

Intermediate Term Bond Fund
Class A	39,937	2,591	37,346	--

Short Term Bond Fund
Class A	121,292	8,566	112,726	--
Class C	11,266	10,675	591	--

Total Return Bond Fund
Class A	32,594	708	31,886	--
Class B	16,314	241	3,837	12,236
Class C	43,723	20,900	22,824	--
Class R3	2,266	279	1,987	--

California Tax Free Fund
Class A	25,047	504	24,543	--
Class C1	26,093	12,042	14,051	--

Colorado Tax Free Fund
Class A	27,982	854	27,128	--
Class C1	20,115	4,237	15,878	--

Intermediate Tax Free Fund
Class A	23,273	3,101	20,172	--
Class C1	3,041	3,041	--	--

Minnesota Intermediate Municipal Bond Fund
Class A	14,246	2,700	11,546	--
Class C1	8,191	8,191	--	--

Minnesota Municipal Bond Fund
Class A	136,854	1,580	135,274	--
Class C1	158,126	43,540	114,585	--

Missouri Tax Free Fund
Class A	34,247	1,466	32,781	--
Class C1	7,420	4,131	3,288	--

Nebraska Municipal Bond Fund
Class A	15,592	138	15,454	--
Class C1	22,509	8,545	13,964	--

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Fund	Total 12b-1 Fees Paid to Quasar	Amount Retained by Quasar[1]	Compensation Paid to Participating Intermediaries	Other[2]

Ohio Tax Free Fund
Class A	$3,700	--	$3,700	--
Class C1	4,538	$2,992	1,546	--

Oregon Intermediate Municipal Bond Fund
Class A	32,174	778	31,396	--

Short Tax Free Fund
Class A	9,572	--	9,572	--

Tax Free Fund
Class A	20,767	1,450	19,317	--
Class C1	29,543	7,352	22,191	--

[1]	The amounts retained Quasar were used to pay for various distribution and shareholder servicing expenses, including advertising, marketing, wholesaler support, and printing prospectuses.
[2]

Quasar entered into an arrangement whereby sales commissions payable to Participating Intermediaries with respect to sales of Class B shares of the Funds are financed by an unaffiliated party. Under this financing arrangement, Quasar could assign certain amounts, including 12b-1 fees that it was entitled to receive pursuant to the Plan, to the third-party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to Participating Intermediaries was made by the unaffiliated third-party lender from the amounts assigned.

Funds that close to new investors may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the Participating Intermediaries receiving such payments.

Custodian and Independent Registered Public Accounting Firm

Custodian

U.S. Bank, 60 Livingston Avenue, St. Paul, MN 55101, acts as the custodian for each Fund (the “Custodian”). U.S. Bank is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF’s officers or resolutions of the Board of Directors.

As compensation for its services as custodian to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of each such Fund’s average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not “interested persons” of FAIF, as that term is defined in the 1940 Act.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds’ independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

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Portfolio Managers

Other Accounts Managed

The following table sets forth the number and total assets of the mutual funds and accounts managed by the Funds’ portfolio managers as of June 30, 2010.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Amount Subject to Performance-Based Fee

Peter L. Agrimson[1]	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0

Paul L. Brennan	Registered Investment Company	11	$9.26 billion	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	1	$1.18 million	0

Daniel J. Close	Registered Investment Company	20	$3.51 billion	0
	Other Pooled Investment Vehicles	3	$73 million	0
	Other Accounts	2	$0.53 million	0

Christopher L. Drahn	Registered Investment Company	3	$250.0 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	3	$83.2 million	0

Jeffrey J. Ebert	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	13	$654.3 million	1 - $105.5 million

John T. Fruit	Registered Investment Company	1	$77.5 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0

Michael S. Hamilton	Registered Investment Company	1	$500.1 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	2	$197.0 million	0

Gregory A. Hanson	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	4	$853.0 million	0

Chad W. Kemper[1]	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	48	$917.0 million	0

Wan-Chong Kung	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	14	$658.0 million

Chris J. Neuharth	Registered Investment Company	5	$646.4 million	0
	Other Pooled Investment Vehicles	1	$915.6 million	0
	Other Accounts	9	$925.0 million	1 - $105.5 million

Marie A. Newcome	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	1	$915.6 million	0
	Other Accounts	29	$390.0 million	0

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Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Amount Subject to Performance-Based Fee

Jason J. O’Brien	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	15	$239.0 million	0

Timothy A. Palmer	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	1	$76.6 million	0
	Other Accounts	11	$531.0 million	0

Scott R. Romans	Registered Investment Company	28	$5.44 billion	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	3	$0.38 million	0

Jeffrey T. Schmitz	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0

Michael L. Welle	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	5	$625.0 million	0

Douglas J. White	Registered Investment Company	3	$250.0 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	5	$153.5 million	0

[1]	Information is as of October 15, 2010.

Similar Accounts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

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Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

The Funds’ portfolio managers are paid an annual cash incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

For managers of each Fund, other than the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Adviser believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group. For managers of the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon the portfolio’s tracking error relative to its benchmark (with lower tracking error resulting in a higher cash incentive payment).

Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.

Payments pursuant to a long term incentive plan are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Adviser.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table above.

Ownership of Fund Shares

The following table indicates as of June 30, 2010 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund they manage. For purposes of this table, the following letters indicate the range listed next to each letter:

A - $0

B - $1 - $10,000

C - $10,001 - $50,000

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D - $50,001 - $100,000

E - $100,001 - $500,000

F - $500,001 - $1,000,000

G - More than $1 million

Portfolio Manager	Fund	Ownership in Fund	Ownership in Fund Complex

Peter L. Agrimson[1]	Short Term Bond Fund	A	A

Paul L. Brennan	Intermediate Tax Free Fund	A	E

Daniel J. Close	Ohio Tax Free Fund	A	A

Christopher L. Drahn	California Tax Free Fund	A	F
	Colorado Tax Free Fund	A
	Intermediate Tax Free Fund	A
	Minnesota Intermediate Municipal Bond Fund	A
	Minnesota Municipal Bond Fund	A
	Missouri Tax Free Fund	A
	Nebraska Municipal Bond Fund	A
	Ohio Tax Free Fund	A
	Oregon Intermediate Municipal Bond Fund	A
	Short Tax Free Fund	A
	Tax Free Fund	A

Jeffrey J. Ebert	Core Bond Fund	A	D
	Intermediate Term Bond Fund	A
	Total Return Bond Fund	A

John T. Fruit	High Income Bond Fund	E	E

Michael S. Hamilton	California Tax Free Fund	A	D
	Ohio Tax Free Fund	A
	Oregon Intermediate Municipal Bond Fund	A

Gregory A. Hanson	High Income Bond Fund	A	E

Chad W. Kemper[1]	Inflation Protected Securities Fund	A	D

Wan-Chong Kung	Core Bond Fund	A	E
	Inflation Protected Securities Fund	A
	Intermediate Government Bond Fund	A
	Intermediate Term Bond Fund	A

Chris J. Neuharth	Core Bond Fund	B	E
	Intermediate Government Bond Fund	A
	Short Term Bond Fund	A

Marie A. Newcome	Total Return Bond Fund	A	C

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Portfolio Manager	Fund	Ownership in Fund	Ownership in Fund Complex

Jason J. O’Brien	Intermediate Government Bond Fund	A	E

Timothy A. Palmer	Core Bond Fund	A	B
	Total Return Bond Fund	A

Scott R. Romans	California Tax Free Fund	A	A

Jeffrey T. Schmitz	High Income Bond Fund	A	C

Michael L. Welle	Colorado Tax Free Fund	A	B
	Nebraska Municipal Bond Fund	A
	Short Tax Free Fund	A

Douglas J. White	Intermediate Tax Free Fund	A	E
	Minnesota Intermediate Municipal Bond Fund	A
	Minnesota Municipal Bond Fund	A
	Missouri Tax Free Fund	A
	Tax Free Fund	A

1 Information is as of October 15, 2010.

Portfolio Transactions

Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by Nuveen Asset Management.

In selecting a broker-dealer to execute securities transactions, Nuveen Asset Management considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. Subject to the satisfaction of its obligation to seek best execution, other factors Nuveen Asset Management may consider include a broker-dealer’s access to initial public offerings and the nature and quality of any brokerage and research products and services the broker-dealer provides. However, Nuveen Asset Management may cause the Funds to pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). However, Nuveen Asset Management may cause the Funds to pay up in recognition of the value of brokerage and research products and services provided to Nuveen Asset Management by the broker-dealer. The broker-dealer may directly provide such products or services to the Adviser or purchase them form a third party and provide them to the Adviser. In such cases, the Funds are in effect paying for the brokerage and research products and services in so-called “soft-dollars”. However, Nuveen Asset Management will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if Nuveen Asset Management determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research products and services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the managing its accounts.

The types of research products and services Nuveen Asset Management receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts

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and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to Nuveen Asset Management by, or through, broker-dealers.

The research products and services Nuveen Asset Management receives from broker-dealers are supplemental to, and do not necessarily reduce, the Adviser’s own normal research activities. As a practical matter, however, it would be impossible for Nuveen Asset Management to generate all of the information presently provided by broker-dealers. The expenses of Nuveen Asset Management would be materially increased if they attempted to generate such additional information through their own staffs. To the extent that Nuveen Asset Management could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, Nuveen Asset Management are relieved of expenses that they might otherwise bear when such services are provided by broker-dealers.

As a general matter, the brokerage and research products and services Nuveen Asset Management receive from broker-dealers are used to service all of their respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions may pay for brokerage and research products and services utilized in managing fixed income accounts.

In some cases, Nuveen Asset Management may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record keeping, administration or marketing. In such cases, Nuveen Asset Management will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, Nuveen Asset Management has a conflict of interest in making such decisions.

Many of the Funds’ portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.

Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with Nuveen Asset Management or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of Nuveen Asset Management are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by Nuveen Asset Management to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

83

The following table sets forth the aggregate brokerage commissions paid by certain of the Funds during the fiscal years ended June 30, 2008, June 30, 2009, and June 30, 2010:

Aggregate Brokerage Commissions Paid by the Funds
Fund	Fiscal Year Ended June 30, 2008	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010

Core Bond Fund	$—	$1,125	$1,287

High Income Bond Fund	38,569	70,461	75,634

Inflation Protected Securities Fund	2,888	321	990

Intermediate Government Bond Fund	—	—	—

Intermediate Term Bond Fund	—	543	530

Short Term Bond Fund	—	—	—

Total Return Bond Fund	26,392	24,888	95,704

California Tax Free Fund	—	—	—

Colorado Tax Free Fund	—	—	—

Intermediate Tax Free Fund	—	—	—

Minnesota Intermediate Municipal Bond Fund	—	—	—

Minnesota Municipal Bond Fund	—	—	—

Missouri Tax Free Fund	—	—	—

Nebraska Municipal Bond Fund	—	—	—

Ohio Tax Free Fund	—	—	—

Oregon Intermediate Municipal Bond Fund	—	—	—

Short Tax Free Fund	—	—	—

Tax Free Fund	—	—	—

–	No commissions paid.

At June 30, 2010, certain Funds held the securities of their “regular brokers or dealers” as follows:

Fund	Regular Broker or Dealer Issuing Securities	Amount of Securities Held by Fund (000)	Type of Securities

Core Bond	Bank of America	$28,114	Corporate Obligations
	Barclays	3,646	Corporate Obligations
	Citigroup	24,781	Corporate Obligations
	Credit Suisse First Boston	3,646	Corporate Obligations
	Goldman Sachs	5,436	Corporate Obligations
	JPMorgan Chase	40,146	Corporate Obligations
	Morgan Stanley	29,544	Corporate Obligations
	UBS Warburg	17,728	Corporate Obligations

84

Fund	Regular Broker or Dealer Issuing Securities	Amount of Securities Held by Fund (000)	Type of Securities
High Income Bond	Bank of America	$3,373	Equity Securities
	Citigroup	2,191	Equity Securities
	Goldman Sachs	879	Equity Securities
	Morgan Stanley	1,128	Equity Securities

Inflation Protected Securities	Bank of America	$207	Equity Securities
	Citigroup	1,344	Corporate Obligations
	Goldman Sachs	1,278	Corporate Obligations
	Goldman Sachs	180	Equity Securities
	JPMorgan Chase	1,045	Corporate Obligations

Intermediate Government Bond	Bank of America	$1,405	Corporate Obligations
	Citigroup	1,018	Corporate Obligations
	Goldman Sachs	2,984	Corporate Obligations
	JPMorgan Chase	1,027	Corporate Obligations
	Morgan Stanley	2,203	Corporate Obligations

Intermediate Term Bond	Bank of America	$25,088	Corporate Obligations
	Barclays	3,611	Corporate Obligations
	Citigroup	26,483	Corporate Obligations
	Deutsche Bank	3,311	Corporate Obligations
	Goldman Sachs	8,427	Corporate Obligations
	JPMorgan Chase	14,214	Corporate Obligations
	Morgan Stanley	6,412	Corporate Obligations
	UBS Warburg	1,003	Corporate Obligations

Short Term Bond	Bank of America	$17,506	Corporate Obligations
	Citigroup	18,523	Corporate Obligations
	Credit Suisse First Boston	2,599	Corporate Obligations
	Deutsche Bank	2,066	Corporate Obligations
	Goldman Sachs	8,074	Corporate Obligations
	JPMorgan Chase	19,507	Corporate Obligations
	Morgan Stanley	11,105	Corporate Obligations
	UBS Warburg	995	Corporate Obligations

Total Return Bond	Bank of America	$10,956	Corporate Obligations
	Citigroup	24,490	Corporate Obligations
	Goldman Sachs	12,982	Corporate Obligations
	Goldman Sachs	718	Equity Securities
	JPMorgan Chase	28,622	Corporate Obligations
	Morgan Stanley	17,526	Corporate Obligations
	UBS Warburg	10,514	Corporate Obligations

Capital Stock

Each share of each Fund’s $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

85

Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan.

The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

As of March 2, 2011, the directors and officers of FAIF as a group owned less than 1% of each Fund’s outstanding shares and the Funds were aware that the following persons owned of record 5% or more of the outstanding shares of each class of stock of the Funds:

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class C1	Class R3	Class I
California Tax Free Fund

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	7.29%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	5.98%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484				22.59%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292				8.30%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292				5.96%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292				5.54%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						85.43%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						10.92%

Colorado Tax Free Fund

AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	13.10%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484				20.21%

86

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class C1	Class R3	Class I

UBS FINANCIAL SERVICES INC. FBO M B E LIMITED PARTNERSHIP C/O DON DITMARS A PARTNERSHIP PO BOX 126 CASTLE ROCK CO 80104-0126				10.31%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						72.71%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						11.10%

NFS LLC FEBO ALLIANCE BANK NA ALLIANCE BANK TRUST DEPARTMENT 160 MAIN ST ONEIDA NY 13421-1629						6.28%

Core Bond Fund

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	7.75%

MG TRUST COMPANY TRUSTEE MICHIGAN EDUCATIONAL PERSONNEL SERV 700 17th STREET SUITE 300 DENVER CO 80202-3531					37.77%

FRONTIER TRUST CO FBO SHERRY MEYERHOFF HANSON & CRANCE LL PO BOX 10758 FARGO ND 58106-0758					26.29%

MG TRUST SHUMATE TRI-CITY LLC 401K 700 17th ST STE 300 DENVER CO 80202-3531					10.92%

MG TRUST COMPANY CUST. FBO TECHNOLOGY SALES ASSOCIATES, INC. 700 17th STREET SUITE 300 DENVER CO 80202-3531					7.15%

MG TRUST COMPANY CUST. FBO M. LONDON, INC. 700 17th STREET SUITE 300 DENVER CO 80202-3531					6.54%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						56.59%

87

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class C1	Class R3	Class I

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						25.50%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						12.44%

High Income Bond Fund

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151		16.18%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292		8.20%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292		5.06%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484			5.48%

U S BANCORP INVESTMENTS INC 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292					55.98%

MG TRUST COMPANY TRUSTEE MICHIGAN EDUCATIONAL PERSONNEL SERV 700 17TH STREET STE 300 DENVER CO 80202-3531					16.78%

MG TRUST COMPANY CUST. FBO JOHNSON-QUAID VENTURES, LLC 700 17TH STREET STE 300 DENVER CO 80202-3531					9.69%

MG TRUST CO CUST FBO WATERSTONE BRANDS INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531					7.45%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						73.44%

WASHINGTON & CO PO BOX 1787 MILWAUKEE WI 53201-1787						12.33%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						11.72%

88

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class C1	Class R3	Class I

Inflation Protected Securities Fund

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL PBC MANAGEMENT, INC. 2360 FIFTH ST MANDEVILLE LA 70471-1861	13.67%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484			5.41%

FRONTIER TRUST CO FBO SUNCOAST FINANCIAL MARKETING 401K PO BOX 10758 FARGO ND 58106-0758					79.60%

COUNSEL TRUST DBA MATC FBO BUTLER AUTO RECYCLING INC 401K PLAN 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222-4228					10.40%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						76.28%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						11.29%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						7.89%

Intermediate Government Bond Fund

PERSHING P.O. BOX 2052 JERSEY CITY NJ 07303-2052			5.95%

UBS FINANCIAL SERVICES INC. FBO JANE WOLKOWICZ 885 ST PAUL AVENUE SAINT PAUL MN 55116-2040			5.43%

VIRGINIA GALLAGHER FBO ABERDEEN FABRICS INC 401K PSP & TRUST 11568 US HIGHWAY 15 501 ABERDEEN NC 28315-5834					57.24%

ROBERTA BORLIK FBO THIESING VENEER CO INC 401K PSP & TRUST 300 S PARK DR MOORESVILLE IN 46158-1754					11.93%

89

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class C1	Class R3	Class I

COUNSEL TRUST DBA MID ATLANTIC TRUST COMPANY FBO LAUFER GROUP INTERNATIONAL LTD 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 510 PITTSBURGH PA 15222-4228					6.56%

COUNSEL TRUST DBA MATC FBO YOST CONSERVATION LLC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228					5.69%

COUNSEL TRUST DBA MATC FBO AAA GUARANTY PEST ELIMINATION 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228					5.00%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						65.23%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						22.07%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						5.75%

Intermediate Tax Free Fund

MERRILL LYNCH PIERCE FENNER & SMITH SAFEKEEPING ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484				20.96%

MSSB FBO BONNIE B KLAHR 28503 OLD FORT BOISE RD PARMA ID 83660-6361				5.25%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						68.05%

WASHINGTON & CO PO BOX 1787 MILWAUKEE WI 53201-1787						23.50%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						6.16%

Intermediate Term Bond Fund

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	7.35%

90

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class C1	Class R3	Class I

NUVEEN INVESTMENTS INC ATT DARLENE CRAMER 333 W WACKER DR FL 34 CHICAGO IL 60606-2290			91.07%

PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052			5.17%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						64.93%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						16.66%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						11.59%

Minnesota Intermediate Municipal Bond Fund

US BANCORP INVESTMENTS INC 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	5.76%

NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR FL 34 CHICAGO IL 60606-2290			39.71%

PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052			20.92%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292			19.79%

US BANCORP INVESTMENTS INC 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292			19.58%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						91.17%

Minnesota Municipal Bond Fund

NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR FL 34 CHICAGO IL 60606-2290			22.88%

ARNOLD L SCHULTZ & DARYLLE G SCHULTZ JTWROS 2040 39TH ST W WEBSTER MN 55088-2407			18.15%

PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052			11.32%

91

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class C1	Class R3	Class I

U S BANK N A CUST CUST FBO TODD W NELSON S/D IRA 14900 191ST AVE NW ELK RIVER MN 55330-7954			10.00%

PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052			9.06%

PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052			6.88%

PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052			6.79%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484				7.24%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						89.22%

Missouri Tax Free Fund

U. S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	5.50%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292				16.62%

PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052				12.32%

FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523				9.13%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292				8.37%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292				6.68%

U S BANCORP INVESTMENTS INC 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292				6.57%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484				5.03%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						86.79%

92

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class C1	Class R3	Class I

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						7.63%

Nebraska Municipal Bond Fund

RBC CAPITAL MARKETS CORP FBO J JOHN GRAINGER 2929 VAN DORN ST LINCOLN NE 68502-4261	14.13%

NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR FL 34 CHICAGO IL 60606-2290			49.19%

PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052			48.85%

FIRST CLEARING LLC & S A MOHANNA TRUST UAD 5/23/05 TEN COM 702 FORT CROOK RD S STE 343 BELLEVUE NE 68005-7905				6.39%

RAYMOND JAMES & ASSOC INC FBO FRANCIS P MATTHEWS TTEE FRANCIS P & HELEN S MATTHEWS JT TRUST 220 S 216TH CIR ELKHORN NE 68022-1822				5.07%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						63.92%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						17.23%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						13.80%

Ohio Tax Free Fund

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	13.03%

U S BANCORP INVESTMENTS INC 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	7.58%

U. S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	6.86%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	6.79%

93

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class C1	Class R3	Class I

U. S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	5.79%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	5.41%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	5.23%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292				14.92%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292				6.11%

PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052				6.02%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292				5.92%

U S BANCORP INVESTMENTS INC 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292				5.33%

ROBERT W BAIRD & CO INC 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5300				5.07%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						91.16%

Oregon Intermediate Municipal Bond Fund

U S BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	8.84%

PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052			35.28%

NUVEEN INVESTMENTS INC ATTN DARLENE CRAMER 333 W WACKER DR FL 34 CHICAGO IL 60606-2290			17.91%

GARY M NAKANO 220 30TH PL SE ALBANY OR 97322-3945			13.62%

ALBERT M SCOTT & LORRAINE P SCOTT REV LIVING TRUST ALBERT M SCOTT & LORRAINE P SCOTT TR U/A 03/11/2003 40660 EDWARDS DR LEBANON OR 97355-9413			12.76%

94

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class C1	Class R3	Class I

PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052			11.46%

U S BANCORP INVESTMENTS INC 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292			8.96%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						50.25%

WASHINGTON & CO PO BOX 1787 MILWAUKEE WI 53201-1787						45.33%

Short Tax Free Fund

RBC CAPITAL MARKETS CORP FBO PHILLIPS RECYCLING SYSTEMS INC PO BOX 7006 ST CLOUD MN 56302-7006	28.02%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5.77%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						73.56%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						19.17%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						5.97%

Short Term Bond Fund

MERRILL LYNCH PIERCE FENNER & SMITH SAFEKEEPING ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484			9.29%

U S BANCORP INVESTMENTS INC 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292			6.74%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						68.14%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						15.65%

95

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class C1	Class R3	Class I

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						11.88%

Tax Free Fund

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484				20.34%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						84.96%

WASHINGTON & CO PO BOX 1787 MILWAUKEE WI 53201-1787						8.63%

Total Return Bond Fund

PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO MUTUAL FUND CLIENTS ATTN PRUCHOICE UNIT MAIL STOP NJ-11-05-20 100 MULBERRY ST NEWARK NJ 07102-4056	8.41%

U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292		8.70%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484			5.50%

RELIANCE TRUST CO FBO MARTIN CADILLAC PO BOX 48529 ATLANTA GA 30362-1529					30.17%

MG TRUST CO CUST FBO OMAHA NEON SIGN INC 700 17TH ST STE 300 DENVER CO 80202-3531					20.52%

ORCHARD TRUST CO LLC CUST OPP FUNDS RECORDK PRO RET PL 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111					11.10%

PAUL J O’BRIEN FBO CARIOLOGY SPECIALISTS OF 401K PSP & TRUST 4660 KENMORE AVE STE 800 ALEXANDRIA VA 22304-1300					7.34%

NEW YORK LIFE TRUST COMPANY ATTN TRUST ADMIN 2ND FL 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007					6.69%

96

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class C1	Class R3	Class I
MG TRUST AMERICAN COAL COUNCIL 401K 700 17th ST STE 300 DENVER CO 80202-3531					6.51%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						57.87%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						25.24%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787						14.77%

NET ASSET VALUE

The public offering price of the shares of a Fund generally equals the Fund’s net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds’ Prospectuses. The public offering price of the Class A Shares of the Income Funds and Tax Free Income Funds as of June 30, 2010 was as set forth below. Please note that the public offering prices of Class B, Class C, Class R3, and Class I Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.

Fund	Public Offering Price Class A

Core Bond Fund	$11.72

High Income Bond Fund	8.65

Inflation Protected Securities Fund	10.79

Intermediate Government Bond Fund	8.97

Intermediate Term Bond Fund	10.57

Short Term Bond Fund	10.21

Total Return Bond Fund	10.73

California Tax Free Fund	11.36

Colorado Tax Free Fund	10.57

Intermediate Tax Free Fund	11.15

Minnesota Intermediate Municipal Bond Fund	10.35

Minnesota Municipal Bond Fund	11.35

Missouri Tax Free Fund	12.20

Nebraska Municipal Bond Fund	10.80

Ohio Tax Free Fund	10.88

Oregon Intermediate Municipal Bond Fund	10.34

Short Tax Free Fund	10.21

Tax Free Fund	11.08

The net asset value of each Fund’s shares is determined on each day during which the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for business on the following holidays (or

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on the nearest Monday or Friday if the holiday falls on a weekend): New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund’s net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

On June 30, 2010, the net asset values per share for each class of shares of the Income Funds and the Tax Free Income Funds were calculated as follows.

Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Core Bond Fund

Class A	$ 93,373,910	8,323,204	$11.22

Class B	3,606,916	324,486	11.12

Class C	3,796,341	339,666	11.18

Class R3	379,246	33,638	11.27

Class I	1,179,452,897	105,174,511	11.21

High Income Bond Fund

Class A	29,532,066	3,564,817	8.28

Class B	1,628,145	197,879	8.23

Class C	6,969,018	845,189	8.25

Class R3	343,312	40,679	8.44

Class I	350,065,589	42,246,377	8.29

Inflation Protected Securities Fund

Class A	7,894,073	764,417	10.33

Class C	6,673,250	651,417	10.24

Class R3	1,331,735	129,217	10.31

Class I	156,982,936	15,180,649	10.34

Intermediate Government Bond Fund

Class A	19,003,170	2,166,462	8.77

Class C	1,939,814	221,092	8.77

Class R3	651,714	74,337	8.77

Class I	152,088,686	17,337,660	8.77

Intermediate Term Bond Fund

Class A	26,340,561	2,548,984	10.33

Class I	734,924,465	71,409,181	10.29

Short Term Bond Fund

Class A	87,630,954	8,779,690	9.98

Class C	3,111,027	310,978	10.00

Class I	629,150,909	63,004,777	9.99

Total Return Bond Fund

Class A	28,164,607	2,742,263	10.27

Class B	1,413,241	138,303	10.22

Class C	6,748,293	661,302	10.20

Class R3	600,847	58,272	10.31

Class I	655,301,293	63,853,230	10.26

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Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
California Tax Free Fund

Class A	$ 17,315,079	1,591,675	$10.88

Class C	4,673,567	428,979	10.89

Class I	81,609,000	7,502,066	10.88

Colorado Tax Free Fund

Class A	10,811,087	1,068,741	10.12

Class C	3,171,863	314,390	10.09

Class I	49,243,905	4,856,245	10.14

Intermediate Tax Free Fund

Class A	59,606,325	5,469,323	10.90

Class C	1,483,349	135,553	10.94

Class I	716,452,163	65,913,676	10.87

Minnesota Intermediate Municipal Bond Fund

Class A	34,956,806	3,453,175	10.12

Class C	3,964,610	390,939	10.14

Class I	193,443,414	19,226,071	10.06

Minnesota Municipal Bond Fund

Class A	91,921,929	8,455,451	10.87

Class C	26,772,514	2,473,908	10.82

Class I	52,638,995	4,848,992	10.86

Missouri Tax Free Fund

Class A	23,830,821	2,039,572	11.68

Class C	1,652,837	141,827	11.65

Class I	137,048,654	11,724,605	11.69

Nebraska Municipal Bond Fund

Class A	6,333,120	612,215	10.34

Class C	4,181,348	407,494	10.26

Class I	31,756,789	3,071,732	10.34

Ohio Tax Free Fund

Class A	1,899,015	182,176	10.42

Class C	1,347,112	131,125	10.27

Class I	59,527,407	5,714,526	10.42

Oregon Intermediate Municipal Bond Fund

Class A	31,042,802	3,069,518	10.11

Class I	133,816,458	13,236,635	10.11

Short Tax Free Fund

Class A	7,168,100	718,270	9.98

Class I	310,783,040	31,141,820	9.98

Tax Free Fund

Class A	45,885,268	4,326,554	10.61

Class C	5,697,358	539,751	10.56

Class I	444,217,245	41,841,443	10.62

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Taxation

Each Fund intends to fulfill the requirements of Subchapter M of the Code, to qualify as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

With respect to a Fund’s investments in U.S. Treasury inflation-protected securities and other inflation-protected securities that accrue inflation into their principal value, the Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation-protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price” as those terms are defined in the Code. The Fund will be required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

If one of the Tax Free Income Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

When a Fund has a capital loss carry-forward, it does not make capital gains distributions until the loss has been offset or expired. As of June 30, 2010, the following Funds had capital loss carry-forwards available for federal income tax purposes, expiring in the year indicated.

Fund	Expiration Year	Capital Loss Carry- Forwards (000’s omitted)
Core Bond Fund	2015	$ 994
	2017	25,107
	2018	17,128

High Income Bond Fund	2017	23,659

Inflation Protected Securities Fund	2014	256
	2015	5,928
	2016	953
	2017	4,724
	2018	2,807

Intermediate Government Bond Fund	2011	2,293
	2012	1,293
	2013	554
	2014	1,629
	2015	2,447
	2016	165
	2017	3,538

Intermediate Term Bond Fund	2015	3,607
	2017	11,744
	2018	4,697

Short Term Bond Fund	2013	1,315
	2014	8,101
	2015	7,433
	2017	839
	2018	2,980

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Fund	Expiration Year	Capital Loss Carry- Forwards (000’s omitted)
Total Return Bond Fund	2017	$41,302
	2018	37,557

Minnesota Municipal Bond Fund	2018	65

Nebraska Municipal Bond Fund	2016	25
	2017	333
	2018	36

Ohio Tax Free Fund	2017	225
	2018	205

Oregon Intermediate Municipal Bond Fund	2017	141

Short Tax Free Fund	2015	937
	2017	312

Tax Free Fund	2018	6,429

Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

When a Fund lends portfolio securities to a borrower as described above in “Lending of Portfolio Securities,” payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of gross income from investment securities.

Inflation Protected Securities Fund may invest in commodity and commodity index-linked futures contracts and options thereon. On December 16, 2005, the IRS issued Revenue Ruling 2006-01, which held that income derived from commodity index-linked swaps is not qualifying income for purposes of the 90% qualifying income test. The IRS has indicated that it will apply the principles of Revenue Ruling 2006-1 to other commodity index-linked derivative instruments such as options, futures, and forward contracts. Consequently, Inflation Protected Securities Fund must ensure that income derived from commodity index-linked derivative instruments, when combined with any other non-qualified income, does not exceed 10% of its gross income for any taxable year.

Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term

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capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax Free Income Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.

For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see “Purchasing, Redeeming, and Exchanging Shares” in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A, Class B or Class C Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder’s gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder’s gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the United States for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the United States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes or (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this SAI.

With respect to the Minnesota Intermediate Municipal Bond Fund and the Minnesota Municipal Bond Fund, the 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. § 289A.50, subdivision 10) that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued.

On May 19, 2008, the U.S. Supreme Court decided the case of Department of Revenue of Kentucky v. Davis, in which a taxpayer had challenged Kentucky’s scheme of taxation under which it exempted from taxation interest on the bonds of the Commonwealth of Kentucky and its political subdivisions while subjecting to tax interest on bonds of other states and their political subdivisions. The Supreme Court held that Kentucky’s taxing scheme did not violate the Commerce Clause. The Court, however, dealt with bonds of the state and its political subdivisions that financed governmental projects, and noted that the case did not present the question of the treatment of private activity bonds that are used to finance projects for private entities. (The Court’s opinion also did not address the issue of discriminatory treatment of Indian tribal bonds.) The Court’s opinion left open the

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possibility that another party could challenge a state’s discriminatory treatment of the interest on private activity bonds on the ground that it violates the Commerce Clause. The management of the Funds is not aware that any such case has been brought. Nevertheless, a court in the future could hold that a state’s discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause, and in that case the 1995 Minnesota legislative provision could take effect and interest on certain Minnesota obligations held by the Minnesota Intermediate Municipal Bond Fund and Minnesota Municipal Bond Fund would become taxable in Minnesota.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences. The Tax Free Income Funds are generally not a suitable investment for individuals investing through retirement plans.

Each Class of shares of a Fund represents an interest in the same portfolio of investments. Each Class of shares is identical in all respects except that each Class bears its own class expenses, including distribution and administration expenses, and each Class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each Class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each Class will share expenses proportionately for services that are received equally by all shareholders. A particular Class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus any up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares of the Income Funds are also subject to an annual service fee of 0.25% and Class A shares of the Tax Free Income Funds are also subject to an annual service fee of 0.20%. See “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on July 31, 2010 of Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Reducing Class A Sales Charge

Sales charges on the purchase of Class A shares, of applicable funds, can be reduced through (i) rights of accumulation, or (ii) signing a 13-month letter of intent.

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Rights of Accumulation

You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in the “How You Can Buy and Sell Shares” in the Prospectus. You and your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to your financial advisor or other a financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class I and Class C shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your dependent children, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other

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fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Elimination of Sales Charge on Class A Shares

Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

•	investors purchasing $1,000,000 or more;

•	officers, trustees and former trustees of the Nuveen Funds;

•

bona fide, full-time and retired employees of Nuveen Investments, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

•	for the Income Funds only, employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.

Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify the Distributor or your Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

The applicable Funds will only issue Class B shares (i) upon the exchange of Class B shares from another Nuveen Mutual Fund and (ii) for purposes of dividend reinvestment. Class B shares are not available for new accounts or for additional investment into existing accounts.

You may be subject to a Contingent Deferred Sales Charge (“CDSC”) if you redeem your Class B shares prior to the end of the sixth year after purchase. See “Reduction or Elimination of Contingent Deferred Sales Charge” below. The Distributor compensates financial intermediaries for sales of Class B shares at the time of sale at the rate of 4.25% of the amount of Class B shares purchased, which represents a sales commission of 4.00% plus an advance on the first year’s annual service fee of 0.25%.

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Class B shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption.

Class B shares will automatically convert to Class A shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B shares that are converted to Class A shares will remain subject to an annual service fee that is identical in amount for both Class B shares and Class A shares. Since net asset value per share of the Class B shares and the Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Any conversion of Class B shares into Class A shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B shares into Class A shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee (0.75% for the Income Funds and 0.55% for the Tax Free Income Funds) to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee (0.25% for the Income Funds and 0.20% for the Tax Free Income Funds) to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares of the Income Funds at the time of the sale at a rate of 1% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plans.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval. Class C shares do not convert.

Redemption of Class C shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Class C1 Shares

Class C1 shares are not available for new accounts or for additional investment into existing accounts, but Class C1 shares can be issued for purposed of dividend reinvestment. Class C1 shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C1 shares at the time of the sale at a rate of 0.65% of the amount of Class C1 shares purchased, which represents an advance of the first year’s distribution fee of 0.40% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plans.”

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Class C1 share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval. Class C1 shares do not convert.

Redemption of Class C1 shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C1 shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C1 shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a CDSC may be imposed on any redemptions. In the case of Class B shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first two years, and declining by 1% each year thereafter until disappearing after the sixth year. Class C and Class C1 shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon any redemption within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B, Class C or Class C1 shares if the proceeds are transferred to an account managed by the Adviser and the Adviser refunds the advanced service and distribution fees to the Distributor; and (xi) redemptions of Class C shares in cases where

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(a) you purchase shares after committing to hold the shares for less than one year and (b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C and Class C1shares on an ongoing basis instead of having the first year’s fees advanced by the Distributor. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59-1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59-1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70-1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Class R3 Shares

Class R3 shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of the Funds’ average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.25% distribution fee compensates the Distributor for paying your financial advisor or other associated financial intermediary an ongoing sales commission.

Class R3 shares are only available for purchase by eligible retirement plans. Eligible retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and health care benefit funding plans. In addition, Class R3 shares are available only to retirement plans where Class R3 shares are held on the books of the Funds through omnibus accounts (either at the retirement plan level or at the level of the retirement plan’s financial intermediary). Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans.

The administrator of a retirement plan or employee benefits office can provide plan participants with detailed information on how to participate in the retirement plan and how to elect a Fund as an investment option. Retirement plan participants may be permitted to elect different investment options, alter the amounts contributed to the retirement plan, or change how contributions are allocated among investment options in accordance with the retirement plan’s specific provisions. The retirement plan administrator or employee benefits office should be consulted for details. For questions about their accounts, participants should contact their employee benefits office, the retirement plan administrator, or the organization that provides recordkeeping services for the retirement plan.

Eligible retirement plans may open an account and purchase Class R3 shares directly from the Funds or by contacting any financial intermediary authorized to sell Class R3 shares of the Funds. Financial intermediaries may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their retirement plan participants, including, without limitation, transfers of registration and dividend payee changes.

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Financial intermediaries may also perform other functions, including generating confirmation statements, and may arrange with retirement plan administrators for other investment or administrative services. Financial intermediaries may independently establish and charge retirement plans and retirement plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may charge retirement plan participants for certain expenses. These fees and additional amounts could reduce investment returns in Class R3 shares of the Funds.

Financial intermediaries and retirement plans may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing and other services. A financial intermediary or retirement plan may be paid for its services directly or indirectly by the Funds or the Distributor. The Distributor may pay a financial intermediary an additional amount for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Your retirement plan may establish various minimum investment requirements for Class R3 shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R3 shares or the reinvestment of dividends. Retirement plan participants should contact their retirement plan administrator with respect to these issues. This Statement of Additional Information should be read in conjunction with the retirement plan’s and/or the financial intermediary’s materials regarding their fees and services.

Class I Shares

Class I shares are available for purchases for purchases using dividends and capital gains distributions on Class I shares. Class I shares also are available for the following categories of investors:

•

officers, trustees and former trustees of any Nuveen Fund and their immediate family members and officers, directors and former directors of any parent company of Nuveen and subsidiaries thereof and their immediate family members (“immediate family members” are defined as spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;
•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;
•

(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund).

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing through a periodic fee or asset-based fee program which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Nuveen;
•

fee paying clients of a registered investment advisor (“RIA”) who initially invests for clients an aggregate of $100,000 in Nuveen Mutual Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company with which the RIA is not affiliated and which has not entered into an agreement with Nuveen;

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•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and
•	other Nuveen Mutual Funds whose investment policies permit investments in other investment companies.

In addition, shareholders of Nuveen Defined Portfolios may reinvest their distributions in Class I shares, if, before September 6, 1994 (or before June 13, 1995 in the case of Nuveen Intermediate Duration Municipal Bond Fund), such shareholders had elected to reinvest distributions in Nuveen Mutual Fund shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class  A shares.

Shareholder Programs

Exchange Privilege

You may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. If your shares are held with a financial intermediary, the financial intermediary must have the operational capacity to support exchanges. For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an

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adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares is no longer available. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1.	Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

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2.	Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3.	Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

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In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59-1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59-1/2; and (ii) redemptions to satisfy required minimum distributions after age 70-1/2 from an IRA account.

Financial Statements

The financial statements of FAIF included in its Annual Report to shareholders for the fiscal year ended June 30, 2010 and the financial statements included in its Semi-Annual Report to shareholders for the fiscal period ended December 31, 2010 are incorporated herein by reference.

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Appendix A

Ratings

A rating of a rating service represents that service’s opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

Ratings of Long-Term Corporate Debt Obligations

Standard & Poor’s

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-1

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s

Aaa: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

A-2

Ca: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch

AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

DDD, DD and D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

A-3

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

Ratings of Commercial Paper

Standard & Poor’s

Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics

A-4

cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.

F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-5

Appendix B

Nuveen Fund Advisors, Inc.

Proxy Voting Policies and Procedures

Effective Date: January 1, 2011

I.	INTRODUCTION

Nuveen Fund Advisors, Inc. (“Adviser”) is an investment adviser for the Nuveen Funds (the “Funds”) and for other accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

When Adviser contracts with another investment adviser to act as a sub-adviser for its Accounts, Adviser delegates proxy voting responsibility to the sub-adviser (each a “Sub-Adviser”). Where Adviser has delegated proxy voting responsibility, the Sub-Adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

II.	POLICIES AND PROCEDURES

Consistent with its oversight responsibilities, Adviser has adopted the following Sub-Adviser oversight policies and procedures:

1.                      Prior to approval of any sub-advisory contract by Adviser or the Board of Directors of the Funds, as applicable, Adviser’s Compliance reviews the Sub-Adviser’s proxy voting policy (each a “Sub-Adviser Policy”) to ensure that such Sub-Adviser Policy is designed in the best interests of Adviser’s clients. Thereafter, at least annually, Adviser’s Compliance reviews and approves material changes to each Sub-Adviser Policy.

2.                      On a quarterly basis, Adviser’s Investment Operations will request and review reports from each Sub-Adviser reflecting any overrides of its Sub-Adviser Policy or conflicts of interest addressed during the previous quarter, and other matters Adviser’s Investment Operations deems appropriate. Any material issues arising from such review will be reported to Adviser’s management and if appropriate, the Board of Directors of the Funds.

III.	POLICY OWNER

Chief Compliance Officer

IV.	RESPONSIBLE PARTIES

Compliance

Investment Operations

Nuveen Asset Management, LLC

Proxy Voting Policies and Procedures

Effective Date: January 1, 2011

I.	GENERAL PRINCIPLES

        A.         Nuveen Asset Management, LLC (“Adviser”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Client Accounts”). As such, Client Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters1). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

        B.         If Adviser contracts with another investment adviser to act as a sub-adviser for a Client Account, Adviser may delegate proxy voting responsibility to the sub-adviser. Where Adviser has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

        C.         Adviser’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Adviser’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Adviser’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

II.	POLICIES

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Adviser’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Adviser maintains the fiduciary responsibility for all proxy voting decisions.

III.	PROCEDURES

A.          Supervision of Proxy Voting Service. The PVC shall supervise the relationship with Adviser’s proxy voting service, ISS. ISS apprises Adviser of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Adviser’s proxy voting record keeper and generates reports on how proxies were voted.

B.          Conflicts of Interest.

[1]

Adviser may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Adviser may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Adviser may not to vote proxies where the voting would in Adviser’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Adviser.

1.          The following relationships or circumstances may give rise to conflicts of interest:2

a.

The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Adviser (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b.

The issuer is an entity in which an executive officer of Adviser or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.	The issuer is a registered or unregistered fund for which Adviser or another Nuveen adviser serves as investment adviser or sub-adviser.
d.	Any other circumstances that Adviser is aware of where Adviser’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2.          Adviser will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Adviser believes the risk related to conflicts will be minimized.

3.          To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4.          In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVC will confirm that Adviser faces no material conflicts of its own with respect to the specific proxy vote.

5.          If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

a.	Obtaining instructions from the affected client(s) on how to vote the proxy;
b.	Disclosing the conflict to the affected client(s) and seeking their consent to permit Adviser to vote the proxy;
c.	Voting in proportion to the other shareholders;
d.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or
e.	Following the recommendation of a different independent third party.

6.          In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Adviser’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Adviser’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

[2]

A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

C.          Proxy Vote Override. From time to time, a portfolio manager of a Client Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by Adviser’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D.          Securities Lending.

1.           In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2.           Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.

E.          Proxy Voting for ERISA Clients. If a proxy voting issue arises for an ERISA client, Adviser is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.

F.          Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, Adviser shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Adviser to either a written or oral request; and (e) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. Adviser may rely on ISS to make and retain on Adviser’s behalf records pertaining to the rule.

G.          Fund of Funds Provision. In instances where Adviser provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H.          Legacy Securities. To the extent that Adviser receives proxies for securities that are transferred into a Client Account’s portfolio that were not recommended or selected by Adviser and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Adviser will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Adviser’s interest in maximizing the value of client investments. Adviser may agree to an institutional Client Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I.          Review and Reports.

1.           The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-adviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2.           The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings. Adviser also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

K.          Vote Disclosure to Clients.

Adviser’s institutional and separately managed account clients can contact their relationship manager for more information on Adviser’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Adviser’s vote.

IV.	POLICY OWNER

IPC

V.	RESPONSIBLE PARTIES

IPC

PVC

ADV Review Team

RiskMetrics Group’s U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 22, 2010

1. Routine/Miscellaneous:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

☐	An auditor has a financial interest in or association with the company, and is therefore not independent;
☐	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
☐	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
☐	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

☐	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

☐	The tenure of the audit firm;
☐	The length of rotation specified in the proposal;

☐	Any significant audit-related issues at the company;
☐	The number of Audit Committee meetings held each year;
☐	The number of financial experts serving on the committee; and
☐	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Votes on director nominees should be determined on a CASE-BY-CASE basis.

Four fundamental principles apply when determining votes on director nominees:

Board Accountability

Board Responsiveness

Director Independence

Director Competence

Board Accountability

Problematic Takeover Defenses

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered on a CASE-by-CASE basis), if:

☐	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;
☐	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
☐	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);
☐	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

☐	The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
☐	The issuer’s rationale;
☐	The issuer’s governance structure and practices; and
☐	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

☐	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
☐	The company receives an adverse opinion on the company’s financial statements from its auditor; or
☐	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

☐	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

☐	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

[1]

In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

☐	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;
☐	The company fails to submit one-time transfers of stock options to a shareholder vote;
☐	The company fails to fulfill the terms of a burn rate commitment made to shareholders;
☐	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

☐	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;
☐	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

- A classified board structure;

- A supermajority vote requirement;

- Majority vote standard for director elections with no carve out for contested elections;

- The inability for shareholders to call special meetings;

- The inability for shareholders to act by written consent;

- A dual-class structure; and/or

- A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

☐	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
☐	Failure to replace management as appropriate; or
☐	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

☐	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
☐	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
☐	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
☐	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:

☐	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
☐	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
☐	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
☐	The full board is less than majority independent.

Director Competence

Vote AGAINST or WITHHOLD from individual directors who:

☐	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

- Degree to which absences were due to an unavoidable conflict;

- Pattern of absenteeism; and

- Other extraordinary circumstances underlying the director’s absence;

☐	Sit on more than six public company boards;
☐	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

☐	Long-term financial performance of the target company relative to its industry;
☐	Management’s track record;
☐	Background to the proxy contest;
☐	Qualifications of director nominees (both slates);
☐	Strategic plan of dissident slate and quality of critique against management;
☐	Likelihood that the proposed goals and objectives can be achieved (both slates);
☐	Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

☐	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

- presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

- serves as liaison between the chairman and the independent directors;

- approves information sent to the board;

- approves meeting agendas for the board;

- approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

- has the authority to call meetings of the independent directors;

- if requested by major shareholders, ensures that he is available for consultation and direct communication;

☐	Two-thirds independent board;
☐	All independent key committees;
☐	Established governance guidelines;
☐	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;
☐	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
- Egregious compensation practices;
- Multiple related-party transactions or other issues putting director independence at risk;
- Corporate and/or management scandals;
- Excessive problematic corporate governance provisions; or
- Flagrant board or management actions with potential or realized negative impact on shareholders.

3. Shareholder Rights & Defenses:

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

☐	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

☐	The value of the NOLs;
☐	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
☐	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
☐	Any other factors that may be applicable.

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

☐	Shareholders have approved the adoption of the plan; or
☐	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

☐	No lower than a 20% trigger, flip-in or flip-over;
☐	A term of no more than three years;
☐	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
☐	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

☐	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
☐	The value of the NOLs;
☐	The term;
☐	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
☐	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
☐	Any other factors that may be applicable.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

☐	Shareholders’ current right to call special meetings;
☐	Minimum ownership threshold necessary to call special meetings (10% preferred);
☐	The inclusion of exclusionary or prohibitive language;
☐	Investor ownership structure; and
☐	Shareholder support of and management’s response to previous shareholder proposals.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

☐	Ownership structure;
☐	Quorum requirements; and
☐	Supermajority vote requirements.

4. Capital Restructuring:

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

☐	Past Board Performance:
- The company’s use of authorized shares during the last three years;
- One- and three-year total shareholder return; and
- The board’s governance structure and practices;
☐	The Current Request:
- Disclosure in the proxy statement of the specific reasons for the proposed increase;
- The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and
- Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

☐	Past Board Performance:
- The company’s use of authorized preferred shares during the last three years;
- One- and three-year total shareholder return; and
- The board’s governance structure and practices;
☐	The Current Request:
- Disclosure in the proxy statement of specific reasons for the proposed increase;
- In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and
- Whether the shares requested are blank check preferred shares, and whether they are declawed.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Mergers and Acquisitions

Vote CASE–BY–CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

☐	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
☐	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
☐	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
☐	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
☐	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
☐	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

5. Compensation:

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers‘ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

☐	The total cost of the company’s equity plans is unreasonable;
☐	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
☐	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);
☐	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;
☐	Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
☐	The plan is a vehicle for problematic pay practices.

Other Compensation Proposals and Policies

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

☐	There is a misalignment between CEO pay and company performance (pay for performance);
☐	The company maintains problematic pay practices;
☐	The board exhibits poor communication and responsiveness to shareholders.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

☐	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

☐	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and
☐	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders‘ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

☐	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
☐	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

☐	Problematic practices related to non-performance-based compensation elements;
☐	Incentives that may motivate excessive risk-taking; and
☐	Options Backdating.

Non-Performance based Compensation Elements

Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:

☐	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

☐	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;
☐	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;
☐	Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);
☐	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)
☐	Dividends or dividend equivalents paid on unvested performance shares or units;
☐	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or
☐	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

☐	Guaranteed bonuses;
☐	A single performance metric used for short- and long-term plans;
☐	Lucrative severance packages;
☐	High pay opportunities relative to industry peers;
☐	Disproportionate supplemental pensions; or
☐	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

☐	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
☐	Duration of options backdating;
☐	Size of restatement due to options backdating;
☐	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
☐	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

☐	Poor disclosure practices, including:
- Unclear explanation of how the CEO is involved in the pay setting process;
- Retrospective performance targets and methodology not discussed;
- Methodology for benchmarking practices and/or peer group not disclosed and explained.
☐	Board’s responsiveness to investor input and engagement on compensation issues, for example:
- Failure to respond to majority-supported shareholder proposals on executive pay topics; or
- Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

☐	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
☐	Rationale for the re-pricing--was the stock price decline beyond management’s control?
☐	Is this a value-for-value exchange?
☐	Are surrendered stock options added back to the plan reserve?
☐	Option vesting--does the new option vest immediately or is there a black-out period?
☐	Term of the option--the term should remain the same as that of the replaced option;
☐	Exercise price--should be set at fair market or a premium to market;
☐	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

☐	If the company has adopted a formal recoupment bonus policy;
☐	If the company has chronic restatement history or material financial problems; or
☐	If the company’s policy substantially addresses the concerns raised by the proponent.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

☐	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
- Rigorous stock ownership guidelines, or
- A holding period requirement coupled with a significant long-term ownership requirement, or
- A meaningful retention ratio,
☐	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
☐	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

6. Social/Environmental Issues:

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

☐	Whether adoption of the proposal is likely to enhance or protect shareholder value;
☐	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
☐	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
☐	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
☐	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
☐	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
☐	What other companies have done in response to the issue addressed in the proposal;
☐	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
☐	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
☐	Whether the subject of the proposal is best left to the discretion of the board;

☐	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
☐	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

☐	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
☐	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

☐	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
☐	The level of gender and racial minority representation that exists at the company’s industry peers;
☐	The company’s established process for addressing gender and racial minority board representation;
☐	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
☐	The independence of the company’s nominating committee;
☐	The company uses an outside search firm to identify potential director nominees; and
☐	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

☐	The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
☐	The company’s level of disclosure is comparable to that of industry peers; and
☐	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

☐	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
☐	Whether company disclosure lags behind industry peers;
☐	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
☐	The feasibility of reduction of GHGs given the company’s product line and current technology and;
☐	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

☐	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
☐	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

☐	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
☐	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

☐	The degree to which existing relevant policies and practices are disclosed;
☐	Whether or not existing relevant policies are consistent with internationally recognized standards;
☐	Whether company facilities and those of its suppliers are monitored and how;
☐	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
☐	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
☐	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
☐	The scope of the request; and
☐	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

☐	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

☐	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

RiskMetrics Group’s International Proxy Voting Guidelines Summary

(Digest of Selected Key Guidelines)

December 31, 2009

1. Operational Items:

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

☐	There are concerns about the accounts presented or audit procedures used; or
☐	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

☐	There are serious concerns about the accounts presented or the audit procedures used;
☐	The auditors are being changed without explanation; or
☐	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

☐	There are serious concerns about the statutory reports presented or the audit procedures used;
☐	Questions exist concerning any of the statutory auditors being appointed; or
☐	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

☐	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
☐	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors:

Director Elections

Vote FOR management nominees in the election of directors, unless:

☐	Adequate disclosure has not been provided in a timely manner;
☐	There are clear concerns over questionable finances or restatements;
☐	There have been questionable transactions with conflicts of interest;
☐	There are any records of abuses against minority shareholder interests; or
☐	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

☐	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or
☐	Failure to replace management as appropriate; or
☐	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

☐	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
☐	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
☐	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure:

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

☐	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or
☐	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

☐	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);
☐	Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:

☐	The repurchase can be used for takeover defenses;

☐	There is clear evidence of abuse;
☐	There is no safeguard against selective buybacks;
☐	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

☐	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
☐	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other Items:

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

☐	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.
☐	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.
☐	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
☐	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
☐	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

☐	the parties on either side of the transaction;
☐	the nature of the asset to be transferred/service to be provided;
☐	the pricing of the transaction (and any associated professional valuation);
☐	the views of independent directors (where provided);
☐	the views of an independent financial adviser (where appointed);
☐	whether any entities party to the transaction (including advisers) is conflicted; and
☐	the stated rationale for the transaction, including discussions of timing.

If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

MAI-FINCTFI-0311D

NUVEEN HIGH YIELD BOND FUND

NUVEEN MULTI-STRATEGY CORE BOND FUND

NUVEEN SHORT DURATION BOND FUND

NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

SUPPLEMENT DATED MARCH 21, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 18, 2011,

AS PREVIOUSLY SUPPLEMENTED FEBRUARY 7, 2011

The section entitled “Net Asset Value” is hereby replaced in its entirety with the following:

Each Fund’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-INV3SAI-0311P

SUPPLEMENT DATED FEBRUARY 7, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 18, 2011

NUVEEN SHORT DURATION BOND FUND

NUVEEN MULTI-STRATEGY CORE BOND FUND

NUVEEN HIGH YIELD BOND FUND

NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

NUVEEN PREFERRED SECURITIES FUND

NUVEEN SYMPHONY LARGE-CAP GROWTH FUND

NUVEEN SYMPHONY LARGE-CAP VALUE FUND

NUVEEN SYMPHONY MID-CAP CORE FUND

NUVEEN SYMPHONY SMALL-MID CAP CORE FUND

NUVEEN SYMPHONY INTERNATIONAL EQUITY FUND

NUVEEN SYMPHONY OPTIMIZED ALPHA FUND

In the section “Purchase and Redemption of Fund Shares—Class A Shares—Reduction or Elimination of Up-Front Sales Charge on Class A Shares—Elimination of Sales Charge on Class A Shares,” the last bullet point is hereby deleted.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-NIT235-0211P

NUVEEN SHORT DURATION BOND FUND

NUVEEN MULTI-STRATEGY CORE BOND FUND

NUVEEN HIGH YIELD BOND FUND

NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

SUPPLEMENT DATED JULY 27, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 18, 2011

The fifth sentence of the second paragraph of the section “Purchase and Redemption of Fund Shares – Class A Shares – Reduction or Elimination of Up-Front Sales Charge on Class A Shares – Letter of Intent” is hereby deleted in its entirety.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-NT3SAI-0711P

NUVEEN SHORT DURATION BOND FUND

NUVEEN MULTI-STRATEGY CORE BOND FUND

NUVEEN HIGH YIELD BOND FUND

NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

SUPPLEMENT DATED SEPTEMBER 2, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 18, 2011

1.	The second sentence of the first paragraph of the section “Purchase and Redemption of Fund Shares—Reduction or Elimination of Contingent Deferred Sales Charge” is hereby deleted in its entirety and replaced with the following:

However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC is imposed on any redemption within 18 months of purchase.

2.	In the first sentence of the third paragraph of the section “Purchase and Redemption of Fund Shares—Reduction or Elimination of Contingent Deferred Sales Charge”, roman numerette (xi) is hereby deleted in its entirety and replaced with the following roman numerette (xi) and additional roman numerette (xii):

(xi) redemptions of Class C shares in cases where the Distributor did not advance the first year’s service and distribution fees when such shares were purchased; and (xii) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased.

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FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-IV3SAI-0911P

January 18, 2011

Nuveen Short Duration Bond Fund

Ticker Symbols: Class A—NSDAX, Class C—NSCDX, Class R3—NSDTX, Class I— NSDRX

Nuveen Multi-Strategy Core Bond Fund

Ticker Symbols: Class A—NCBAX, Class B—NBCBX, Class C—NCBCX, Class R3—NMSTX, Class I—NCBRX

Nuveen High Yield Bond Fund

Ticker Symbols: Class A—NHYAX, Class B—NHBYX, Class C—NHYCX, Class R3—NHYTX, Class I—NHYRX

Nuveen Symphony Credit Opportunities Fund

Ticker Symbols: Class A—NCOAX, Class C—NCFCX, Class R3—NCORX, Class I—NCOIX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for Nuveen Short Duration Bond Fund (the “Short Duration Bond Fund”), Nuveen Multi-Strategy Core Bond Fund (the “Multi-Strategy Core Bond Fund”), Nuveen High Yield Bond Fund (the “High Yield Bond Fund”) and Nuveen Symphony Credit Opportunities Fund (the “Credit Opportunities Fund”) (individually, a “Fund,” and collectively, the “Funds”), each a series of Nuveen Investment Trust III, dated January 18, 2011. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC (the “Distributor”), or from a Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787.

The audited financial statements for each Fund’s most recent fiscal year appear in the Fund’s Annual Report dated September 30, 2010; each is incorporated herein by reference and is available without charge by calling (800) 257-8787.

GENERAL INFORMATION

The Funds are diversified series of Nuveen Investment Trust III (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on August 20, 1998. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. Currently, four series of the Trust are authorized and outstanding. Effective January 29, 2010, the Multi-Strategy Core Bond Fund (formerly, the Nuveen Multi-Strategy Income Fund) adopted its current name. The Funds’ investment adviser is Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”).

Certain matters under the Investment Company Act of 1940, as amended (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT RESTRICTIONS

The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) Except with respect to the Credit Opportunities Fund, invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. government, and to the investment of 25% of such Fund’s assets.

(2) Except with respect to the Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High-Yield Bond Fund, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3) Borrow money except as permitted by the 1940 Act and exemptive orders granted thereunder.

(4) Issue senior securities as defined in the 1940 Act, except as permitted by the 1940 Act.

(5) Underwrite any issue of securities, except to the extent that the purchase or sale of securities in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

(6) Purchase or sell real estate, but this shall not prevent any Fund from investing in securities secured by real estate or interests therein or foreclosing upon and selling such security.

(7) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

(8) Make loans except as permitted by the 1940 Act and exemptive orders granted thereunder.

(9) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to securities issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(10) Except with respect to the Credit Opportunities Fund, purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those trustees of the Trust, or those officers and directors of Nuveen Fund Advisors, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitations set forth in paragraph (1) above to municipal obligations, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund’s assets that may be invested in securities insured by any single insurer.

Except with respect to paragraph (3) above, the foregoing restrictions and limitations, as well as a Fund’s policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of each of the Funds and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

The Short Duration Bond Fund and the Multi-Strategy Core Bond Fund have adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Short Duration Bond Fund and the Multi-Strategy Core Bond, under normal market conditions, will invest at least 80% of their net assets in bonds and other fixed-income securities. The High Yield Bond Fund has adopted the Name Policy whereby the High Yield Bond Fund, under normal market conditions, will invest at least 80% of its net assets in high yield debt securities. As a result of the Name Policy, each Fund must provide shareholders with a notice meeting the requirements of Rule 35d-1(c) at least 60 days prior to any change of their Fund’s Name Policy. For purpose of the Name Policy, the Funds include both direct investments and indirect investments (e.g., investments in an underlying fund, derivatives and synthetic instruments with economic characteristics similar to the underlying asset).

In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in “illiquid” securities, including repurchase agreements maturing in more than seven days.

INVESTMENT POLICIES AND TECHNIQUES

Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below. In addition to the types of securities described in the Prospectus, and consistent with each Fund’s investment policies, objective and strategies, each Fund may invest in the following types of securities in amounts of less than 5% of its net assets in each case and not in the aggregate. However, if any such security type is listed in a Fund’s Prospectus as part of a principal investment strategy, this 5% limitation shall not apply.

Asset-Backed Securities

The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund may invest in asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted. See also “Mortgage-Backed Securities” below.

The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under “Mortgage-Backed Securities” for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

Bank Obligations

Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund may purchase bank obligations. Bank obligations include, for example, certificates of deposit, bankers’ acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of non-U.S. banks. A Eurodollar certificate of deposit is a CD issued by a non-U.S. (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have an interest rate which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

A bank obligation may be issued by: (i) a U.S. branch of a U.S. bank; (ii) a non-U.S. branch of a U.S. bank; (iii) a U.S. branch of a non-U.S. bank; or (iv) a non-U.S. branch of a non-U.S. bank.

As a general matter, obligations of “U.S. banks” are not subject to the Funds’ fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that U.S. branches of non-U.S. banks and non-U.S. branches of U.S. banks may, if certain conditions are met, be treated as “U.S. banks.” More specifically, “U.S. banks” include: (a) U.S. branches of U.S. banks; (b) U.S. branches of non-U.S. banks, to the extent that they are subject to comparable regulation as U.S. banks; and (c) non-U.S. branches of U.S. banks with respect to which the U.S. bank would be unconditionally liable in the event that the non-U.S. branch failed to pay on its instruments for any reason.

Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see “Futures and Options” below.

Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution.

Obligations of non-U.S. banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of U.S. banks, including, among others, the possibilities that: (a) their liquidity could be impaired because of political or economic developments; (b) the obligations may be less marketable than comparable obligations of U.S. banks; (c) a non-U.S. jurisdiction might impose withholding and other taxes on amounts realized on those obligations; (d) non-U.S. deposits may be seized or nationalized; (e) non-U.S. governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations; and (f) the selection of the obligations may be based on less publicly available information concerning non-U.S. banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to U.S. banks. Non-U.S. banks are not subject to examination by any U.S. Government agency or instrumentality.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

The Funds may invest in convertible securities that are below investment-grade (e.g., rated BB or below by S&P). See “High Yield/Lower-rated Debt Securities” and “Warrants and Rights” below.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid—that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered “junior” securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by U.S. or non-U.S. companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

See also “Non-U.S. Securities,” “Variable and Floating-Rate Instruments” and “Money Market Instruments” below.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small non-U.S. corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it’s due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Derivatives

A derivative is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures; options; options on futures; forward non-U.S. currency exchange contracts; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants and swap contracts. For more information about each type of derivative, see those sections in this Statement of Additional Information discussing such securities.

The Funds may use derivatives for a variety of reasons, including to: enhance a Fund’s return, to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge), to protect the Fund’s unrealized gains reflected in the value of its portfolios securities, to facilitate the sale of such securities for investment purposes, to and/or manage the effective maturity or duration of the Fund’s portfolio.

A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

Counterparty Creditworthiness

Each Fund’s portfolio manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, the Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund, will enter into these transactions only with counterparties with long-term debt ratings in the category of A or higher by Standard & Poor’s, Fitch or Moody’s at the time of contract. However, for these Funds, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor’s, F-1 by Fitch and/or Prime-1 by Moody’s. In addition to checking agency ratings to assess creditworthiness, each Fund’s portfolio manager also considers news reports and market activity, such as the levels at which a counterparty’s long-term debt is trading. Furthermore, for the Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund, each Fund’s portfolio manager monitors the amount of credit extended to any one counterparty by a particular Fund and will not enter into additional transactions involving a given counterparty if more than 5% of the Fund’s net assets are devoted to transactions involving that counterparty. Besides creditworthiness, each Fund’s portfolio manager reviews, on a regular basis, the various exposures that each Fund has to over-the-counter counterparties. Additionally, each Fund’s portfolio manager may negotiate collateral arrangements with a counterparty in order to further reduce a Fund’s exposure to such counterparty.

See also “Futures and Options,” “Linked Securities and Structured Products,” “Stripped Securities,” “Warrants and Rights” and “Portfolio Securities—Swap Contracts” below.

Dollar Roll Transactions

The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund, may engage in dollar roll transactions. Under a mortgage “dollar roll,” a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the “roll” period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. See also “Mortgage-Backed Securities” below.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Non-U.S. Securities

The Credit Opportunities Fund may invest directly in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund, may invest in non-U.S. securities that are debt, equity or derivative securities determined by a Fund’s portfolio management team to be non-U.S. based on an issuer’s domicile, its principal place of business, the source of its revenue or other factors.

Forward non-U.S. currency exchange contracts—Forward non-U.S. currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency in order to “lock in” the U.S. dollar price of the security (a “transaction hedge”). In addition, when a non-U.S. currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that non-U.S. currency approximating the value of some or all of the Fund’s securities denominated in such non-U.S. currency. When it is believed that the U.S. dollar may suffer a substantial decline against the non-U.S. currency, it may enter into a forward purchase contract to buy that non-U.S. currency for a fixed dollar amount (a “position hedge”).

A Fund may, however, enter into a forward contract to sell a different non-U.S. currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a “cross-hedge”).

Non-U.S. currency hedging transactions are attempts to protect a Fund against changes in non-U.S. currency exchange rates between the trade and settlement dates of specific securities transactions or changes in non-U.S. currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized should the value of the hedged currency increase.

Non-U.S. securities may pose risks greater than those typically associated with an equity, debt or derivative security due to: (1) restrictions on non-U.S. investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund’s share price; (3) costs of converting non-U.S. currency into U.S. dollars and U.S. dollars into non-U.S. currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of non-U.S. taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

Certain of the risks associated with investments in non-U.S. securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in non-U.S. investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

As noted, non-U.S. securities also involve currency risks. The U.S. dollar value of a non-U.S. security tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward non-U.S. currency exchange contracts in order to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and non-U.S. currencies. A Fund may also purchase and sell non-U.S. currency futures contracts and related options. See “Futures and Options” below.

Loans

The Funds may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans and bridge loans (“Junior Loans”). Loans are typically arranged through private negotiations between borrowers in the United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). The Funds may invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

The Funds have direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Funds as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, the Funds will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of the Funds to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Funds could receive a portion of the borrower’s collateral. If the Funds receive collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Funds’ portfolio.

In the process of buying, selling and holding Senior Loans, the Funds may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Funds buy or sell a Loan it may pay a fee. In certain circumstances, the Funds may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information Concerning Senior Loans

Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

Additional Information Concerning Junior Loans

Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Lien Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans that are bridge loans or bridge facilities (“Bridge Loans”) are short-term loan arrangements (e.g., 12 to 18 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans may be subordinate to other debt and may be secured or undersecured.

Additional Information Concerning Unfunded Commitments

Unfunded commitments are contractual obligation pursuant to which the Funds agree to invest in a Loan at a future date. Typically, the Funds receive a commitment fee for entering into the Unfunded Commitment.

Additional Information Concerning Synthetic Letters of Credit

Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When the Funds invest in a synthetic letter of credit, the Funds are typically paid a rate based on the Lender’s borrowing costs and the terms synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Funds acquiring direct rights against the Obligor.

Limitations on Investments in Loan Assignments and Participations

If a government entity is a borrower on a Loan, the Funds will consider the government to be the issuer of an Assignment or Participation for purposes of the Funds’ fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loan Assignments and Participations

Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associates with the Obligor of the underlying Loan. The Funds may incur additional credit risk when the Funds acquire a participation in a Loan from another lender because the Funds must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loan Assignments and Participations.

High Yield Securities Risk. The Loans that the Funds invest in may not be rated by an NRSRO, will not be registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/Lower-Rated Debt Securities.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Although the Funds limit their investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to a Fund.

Collateral, Subordination and Litigation Risk. With respect to Loans that are secured, the Funds are subject to the risk that collateral securing the Loan will decline in value or have no value or that a Fund’s lien is or will become junior in payment to other liens. A decline in value, whether as a result of bankruptcy proceedings or otherwise, could cause the Loan to be undercollateralized or unsecured. There may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan.

If an Obligor becomes involved in bankruptcy proceedings, a court may invalidate the Loan or a Fund’s security interest in loan collateral or subordinate a Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If a Fund’s security interest in Loan collateral is invalidated or the Senior Loan is subordinated to other debt of an Obligor in bankruptcy or other proceedings, a Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or a Fund could have to refund interest.

Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the

Obligor may become insolvent or enter FDIC receivership or bankruptcy. A Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between a Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by a Fund.

Inventory Risk. Affiliates of the adviser or sub-adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s or sub-adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the adviser or sub-adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.

Futures and Options

Futures and options contracts on fixed income securities are derivative instruments that the Funds may utilize for a variety of reasons including: for hedging purposes, risk reduction, securities exposure, to enhance a Fund’s return, to enhance a Fund’s liquidity, to reduce transaction costs or other reasons. See generally “Derivatives” above.

Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the U.S. Commodity Futures Trading Commission (the “CFTC”). Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian in order to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate and initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund’s portfolio.

The Funds may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates.

Options. Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or indices, and may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on Futures. The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Futures and Options Risk. Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument, as described below, until the option expires or the optioned instrument is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund’s basis in the underlying instrument will be reduced by the net premium received when the option was written.

With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

The successful use by the Funds of futures and options will be subject to the ability of the Funds’ portfolio managers to correctly predict movements in interest rates. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures and options, depends on the degree to which price movements in the applicable markets correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the applicable market, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.

Asset Coverage for Futures and Options Positions. Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside or earmark cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in the amount prescribed. Securities set aside or earmarked cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be market-to-market daily. A Fund may not enter into futures or options positions if such positions will require the Fund to set aside or earmark more than 100% of its assets.

Guaranteed Investment Contracts and Funding Agreements

The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund, may invest in guaranteed investment contracts (“GICs”). GICs are investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days’ notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

High Yield/Lower-Rated Debt Securities

A high yield/lower-rated debt security (also known as a “junk” bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. See also “Corporate Debt Securities” above and “Municipal Securities” below.

The Funds may invest in high yield/lower-rated securities that are also convertible securities. See “Convertible Securities” above.

The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities with a financial condition that is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

An economic recession could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Because certain high yield/lower-rated debt securities also may be non-U.S. securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See “Non-U.S. Securities” above.

Linked Securities and Structured Products

Linked securities, such as index-linked, credit-linked and currency-linked securities, are types of derivative securities. See generally “Derivatives” above.

Index-linked, equity-linked and credit-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. Currency-linked debt securities are short- term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more non-U.S. currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

One common type of linked security is a “structured” product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Like all derivatives, a Fund’s investments in “linked” securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to non-U.S. currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See “Non-U.S. Securities” above.

With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also “Private Placement Securities and Other Restricted Securities” below.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (1) bank obligations; (2) funding agreements; (3) repurchase agreements; (4) U.S. Government obligations; and (5) certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplate a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

See “Bank Obligations,” “Corporate Debt Securities” and “Guaranteed Investment Contracts and Funding Agreements” above and “Repurchase Agreements” and “U.S. Government Obligations” below.

Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund, may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See “Pass-Through Securities” below.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low- and middle-income home buyers. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Securities

The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund, may invest in municipal securities.

Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including, for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

Municipal bonds generally are classified as “general obligation” or “revenue” bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal Notes. Municipal notes are issued by states, municipalities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. A Fund’s portfolio managers will consider such an event in determining whether the Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of a Fund versus the greater relative safety that comes with a less concentrated investment portfolio.

Other Investment Companies

In seeking to attain their investment objectives, each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the Securities and Exchange Commission.

Each Fund may invest up to 10% of its assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Funds may invest directly. Each Fund may also invest in the securities of registered investment companies that are exchange-traded funds (“ETFs”) in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. An ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the Funds. The Funds will also incur brokerage costs when purchasing and selling shares of ETFs.

Each Fund may also invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Funds may invest directly.

Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, or during periods when there is a shortage of attractive, high-yielding securities available in the market. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to leverage risks.

Pass-Through Securities

A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-

through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

There are also private entities that issue mortgage-backed securities that resemble those issued by GNMA, FHLMC and FNMA. Such private entities generally issue certificates that represent a pro rata interest in a pool of mortgages. Such certificates are not backed by the full faith and credit of the U.S. government. However, they typically maintain credit enhancement through the structure of the offering or from third party insurers.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Preferred Stock

The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund may invest in preferred stock. Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

Auction preferred stock (“APS”) is a type of adjustable-rate preferred stock with a dividend determined every seven weeks in a dutch auction process by corporate bidders. Shares are typically bought and sold at face values ranging from $100,000 to $500,000 per share. Auction preferred stock is sometimes known by the proprietary name given by the relevant broker, e.g., Merrill Lynch’s AMPS (auction market preferred stock), Smith Barney’s DARTS or First Boston’s STARS. Benefits of APS include:

•	Reduced interest rate risk—Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

•

Preservation of principal—The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par, however, the reset rate will reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

•

Credit quality—Most corporate APS carry an investment grade credit rating from both Moody’s and S&P, municipal APS typically carry the highest credit rating from both Moody’s and S&P (Aaa/AAA). This is primarily because the issuers of municipal APS are required under the 1940 Act to maintain at least 300% asset coverage for senior securities.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction—In the event of a failed auction, the rate is reset at the maximum applicable rate, which is usually described in the prospectus and is typically influenced by the issuer’s credit rating. In a failed auction, current shareholders are generally unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that ‘unfail’ the process, the shareholder may: 1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or 2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk—Although unlikely, the preferred shares are redeemable at any time, at the issuers option, at par plus accrued dividends.

Private Placement Securities and Other Restricted Securities

The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund may invest in private placement securities. Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often “restricted,” i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Private placements may be considered illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

REITs

The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund may invest in a real estate investment trust, or REIT. A REIT is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; mortgage REITs also may be affected by the quality of credit extended. Mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for preferential treatment under the Code.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements

A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See “Money Market Instruments” above.

Repurchase Agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest.

In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may “combine” uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one month) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller’s cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and accordingly, under the requirements of the 1940 Act, the Funds are required to segregate permissible assets to cover their position.

Securities Lending

For various reasons, including to enhance a Fund’s return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceeds one-third of the value of the Fund’s net assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

Securities lending transactions are generally subject to counterparty risk, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in the portfolio managers’ judgment, the income to be earned from the loan justifies the attendant risks.

Short Sales

Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used in order to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

The successful use by the Funds of short sales will be subject to the ability of the Funds’ portfolio managers to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that their portfolio managers will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position).

It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

When a Fund’s portfolio manager believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. Selling securities short “against the box” entails many of the same risks and considerations described above, except that a Fund is not required to borrow any securities to establish its short position.

Stripped Securities

Stripped securities are derivatives in which an instrument’s coupon (or interest) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. See “Derivatives” above. Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities, or SMBS, are also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also “Zero-Coupon, Pay-In-Kind and Step-Coupon Securities” below.

If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust’s Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s per share net asset value.

Swap Agreements

Swap agreements are derivative instruments. They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate, index, credit, equity, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap contracts will be successful in furthering its investment objective will depend on its portfolio managers’ ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

A Fund’s use of credit default swap agreements exposes the Fund to additional risks, including but not limited to, the credit and liquidity risk of a counterparty. If the credit quality of any such counterparty deteriorates, such counterparty may default on its obligations to make payments under the swap agreement. A Fund may also be exposed to liquidity risk because the market for credit default swaps are relatively illiquid and a Fund will generally not be permitted to terminate or assign its credit default swaps without the consent of the related counterparty and accordingly may not be able to terminate or assign such credit default swaps in a timely fashion and for a fair price, potentially restricting its ability to take advantage of market opportunities.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the agreement.

U.S. Government Obligations

U.S. Government obligations include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.

Variable and Floating-Rate Instruments

These types of securities have variable or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

Variable and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months.

The variable or floating-rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a Fund’s portfolio managers must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If its portfolio managers incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating-rate obligations.

Warrants and Rights

A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener in order to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

When-Issued Purchases, Delayed Delivery and Forward Commitments

A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those for which the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the buyer enters into the commitment.

A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date that the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Investment in securities on a when-issued or delayed delivery basis may increase the Fund’s exposure to market fluctuation and may increase the possibility that the Fund’s shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous.

In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund’s delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund’s total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

Zero-Coupon, Pay-In-Kind and Step-Coupon Securities

A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exist; they work on the same principle as zero-coupon bonds—the CD holder or mortgage holder receives face value at maturity, and no payments until then. See “Stripped Securities” above.

Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double in value, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

Temporary Defensive Purposes

Each Fund may hold cash or money market instruments. It may invest in these securities without limit when its management team: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. When a Fund engages in such strategies, it may not achieve its investment objective.

Hedging and Other Defensive Actions

Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund’s portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap transactions or options on swaps. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. In the event of a sale of a futures contract, each Fund will segregate assets equal to the amount of any related obligations.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the hedging instrument and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund’s portfolio being hedged, or that the gain on the hedge may be less than the losses on the Fund’s portfolio securities. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging investments, would exceed 5% of such series’ net assets. Each Fund will invest in these instruments only in markets believed by its management team to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby.

Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations) to invest temporarily up to 100% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities.

Short-Term Investments

The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally short-term securities or shares of money market funds (“short-term investments”) Under normal market conditions, short-term investments will not exceed 10% of a Fund’s net assets. The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund, will invest only in taxable short-term investments that are either U.S. Government securities or are rated within the highest grade by Moody’s, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody’s, S&P and Fitch.

The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund, may invest in the following federally tax-exempt short-term investments:

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under their investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

The Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund, may also invest in the following taxable short-term investments:

Certificates of Deposit (CDs). A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar-denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Other Corporate Obligations. The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or municipal obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of the Funds’ management team present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. The Funds’ management team will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, the Funds’ management team will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

The Credit Opportunities Fund may only invest in short-term taxable fixed income securities with a maturity of one year or less and whose issuers shall have a long-term rating of at least A or higher by S&P, Moody’s or Fitch. Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

(2) The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody’s or F2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio managers, of comparable quality.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Funds by the Adviser under the Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and birthdates of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are directors or trustees, as the case may be, of 113 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 131 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

Robert P. Bremner* 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Trustee	Term—Indefinite** Length of Service— Since 2003	Private Investor and Management Consultant; Treasurer and Director Humanities Council of Washington D.C.	244	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Indefinite** Length of Service— Since 2003	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	244	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—Indefinite** Length of Service— Since 2004	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director (since 2004) of Xerox Corporation; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	244	See Principal Occupation description

David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Indefinite** Length of Service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	244	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—Indefinite** Length of Service— Since 2003	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	244	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Indefinite** Length of Service— Since 2003	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	244	See Principal Occupation description

Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Indefinite** Length of Service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	244	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Trustee	Term—Indefinite** Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex from 1987-2010 and Chair from 1997-2010.	244	See Principal Occupation Description

Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Term—Indefinite** Length of Service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	244	See Principal Occupation Description

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee:

John P. Amboian*** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Term—Indefinite** Length of Service— Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; Director (since 2011) of Nuveen Fund Advisors, Inc.; formerly Chief Executive Officer (2007-2010) of Nuveen Asset Management.	244	See Principal Occupation description

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
**	Each trustee serves an indefinite term until his or her successor is elected.
***	Mr. Amboian is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Trust:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until August 2011 Length of Service—Since Inception	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	244

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until August 2011 Length of Service—Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	244

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until August 2011 Length of Service—Since Inception	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Fund Advisors.	244

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until August 2011 Length of Service—Since Inception	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors; Certified Public Accountant.	244

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until August 2011 Length of Service—Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., and (since 2011) of Nuveen Fund Advisors and Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	244

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Vice President and Chief Compliance Officer	Term—Until August 2011 Length of Service—Since 2003	Senior Vice President (since 2008), formerly, Vice President, of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Fund Advisors; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	244

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until August 2011 Length of Service—Since 2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors.	244

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until August 2011 Length of Service—Since Inception	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC. (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	244

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until August 2011 Length of Service—Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	244

Kathleen L. Prudhomme 800 Nicollet Mall Minneapolis, Minnesota 55402 (3/30/53)	Vice President and Assistant Secretary	Term—Until August 2011 Length of Service—Since 2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	244

Jeffrey M. Wilson 333 West Wacker Drive Chicago, IL 60606 (3/13/56)	Vice President	Term—Until August 2011 Length of Service—Since 2011	Senior Vice President (since 2011) of Nuveen Investments, LLC; formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	113

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. During the fiscal year ended September 30, 2010, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Nuveen Funds. During the fiscal year ended September 30, 2010, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, sub-advisers, the Distributor and or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended September 30, 2010, the Nominating and Governance Committee met six times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended September 30, 2010, the Dividend Committee met eight times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider,

Judith M. Stockdale, Chair, and Virginia L. Stringer. During the fiscal year ended September 30, 2010, the Compliance, Risk Management and Regulatory Oversight Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested trustee of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is

Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Funds from 1997 to 2010, having joined the Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer also serves as board chair of the Oak Leaf Trust, is the immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Trust for its fiscal year ended September 30, 2010, (2) the amount of total compensation paid by the Trust that has been deferred, and (3) the total compensation paid to each trustee by the Nuveen Funds during the fiscal year ended September 30, 2010.

Name of Trustee	Aggregate Compensation From Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Nuveen Funds Paid to Trustees[3]
Robert P. Bremner	$1,270	$—	$264,438
Jack B. Evans	1,098	—	228,908
William C. Hunter	872	—	190,547
David J. Kundert	1,030	—	233,256
William J. Schneider	1,057	—	230,408
Judith M. Stockdale	978	—	210,800
Carole E. Stone	872	—	189,000
Virginia L. Stringer[4]	—	—	—
Terence J. Toth	1,076	—	227,666

[1]	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended September 30, 2010 for services to the Trust.

[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one-year period ending September 30, 2010 for services to the Nuveen Funds.

[4]	Ms. Stringer was appointed to the Board effective January 1, 2011.

Prior to January 1, 2011, independent trustees receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person or by telephone at a regularly scheduled Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairman of the Board of Trustees receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

Effective January 1, 2011, independent trustees receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each Fund.

The Trust does not have a retirement or pension plan. The Trust has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Trust and the trustee of the Trust who is not an independent trustee serve without any compensation from the Funds.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2010:

Name of Trustee	Dollar Range of Equity Securities in the Funds				Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Short Duration Bond Fund	Multi-Strategy Core Bond Fund	High Yield Bond Fund	Credit Opportunities Fund
John P. Amboian	Over $100,000	Over $100,000	$50,001 - $100,000	$0	Over $100,000
Robert P. Bremner	$50,001 - $100,000	$0	$0	$0	Over $100,000
Jack B. Evans	$1 - $10,000	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	Over $100,000
William J. Schneider	Over $100,000	$0	$0	$0	Over $100,000
Judith M. Stockdale	$50,001 - $100,000	$0	$0	$0	Over $100,000
Carole E. Stone	$0	$0	$0	$0	Over $100,000
Virginia L. Stringer[1]	$0	$0	$0	$0	Over $100,000
Terence J. Toth	$0	$0	$0	$10,001 - $50,000	Over $100,000

[1]	Ms. Stringer was appointed to the Board effective January 1, 2011.

As of January 7, 2011, the officers and trustees of each Fund, in the aggregate, owned less than 1% of the shares of each Fund.

The following table sets forth the percentage ownership of each person, who, as of January 7, 2011, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of any class of a Fund’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
Short Duration Bond Fund Class A Shares	UBS Financial Services Inc. FBO Capital Foresight Limited Partnership N. Beverly Glen Circle, Suite 300 Los Angeles, CA 90077	39.38%

	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246	18.08%

	American Enterprise Investment Serv PO Box 9446 Minneapolis, MN 55440-9446	6.08%

	First Clearing,, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	5.53%

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
	Morgan Stanley & Co. FBO Coleman Fung 22 Orchard Meadow Rd. E Willison, NY 11596-2504	5.28%

Class C Shares	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246	22.73%

	First Clearing LLC Special Custody Acct for the exclusive benefit of customer 2801 Market Street St. Louis, MO 63103-2523	17.64%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth, 7th Floor 333 West 34th St. New York, NY 10001	10.14%

	Morgan Stanley Smith Barney Attn: Mutual Funds Operations Harborside Financial Center Plaza Two, 2nd Floor Jersey City, NJ 07311	5.09%

Class R3 Shares	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers Attn: Fund Admin 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246-6484	90.05%

	Nuveen Investments, Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	9.94%

Class I Shares	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers Attn: Fund Admin 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246-6484	47.42%

	Nuveen Conservative Allocation Fund Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	13.56%

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	8.81%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth, 7th Floor 333 West 34th St. New York, NY 10001	6.49%

	LPL Financial FBO Customer Accounts Attn: Mutual Funds Operations PO Box 509046 San Diego, CA 92150-9046	5.15%

	Band & Co. c/o U.S. Bank P.O. Box 1787 Milwaukee, WI 53201-1787	5.02%

Multi-Strategy Core Bond Fund
Class A Shares	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246	20.96%

	First Clearing, LLC Special Custody Account for the exclusive benefit of customer 2801 Market St. St. Louis, MO 63103	15.06%

	American Enterprise Investment Serv PO Box 9446 Minneapolis, MN 55440-9446	8.28%

Class B Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of customer 2801 Market St. St. Louis, MO 63103	42.02%

	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246	17.38%

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
	Morgan Stanley Smith Barney Attn: Mutual Funds Operations Harborside Financial Center Plaza Two, Second Floor Jersey City, NJ 07311	5.76%

Class C Shares	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246	28.98%

	First Clearing, LLC Special Custody Account for the exclusive benefit of customer 2801 Market St. St. Louis, MO 63103	12.47%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth, 7th Floor 333 West 34th St. New York, NY 10001	5.91%

	Morgan Stanley Smith Barney ATTN: Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City, NJ 07311	5.23%

Class R3 Shares	Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606	40.44%

	MLPF&S for the benefit of its customers ATTN FUND ADMN 4800 Deer Lake Dr FL 3 Jacksonville, FL 32246-6484	33.59%

	Psychiatry Associates PC RPM 401(K) Plan DTD 01/01/2005 FBO Gonzalo G. Gurmendi 1736 Oxmoor Road, Suite 103 Birmingham, AL 35209	25.97%

	Citigroup Global Markets Inc. 333 West 34th St., 3rd Floor New York, NY 10001	28.11%

Class I Shares	Nuveen Conservative Allocation Fund Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	17.01%

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
	MLPF&S For the benefit of its customers ATTN FUND ADMN 4800 Deer Lake Dr FL 3 Jacksonville, FL 32246-6484	15.21%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	8.07%

	Nuveen Moderate Allocation Fund Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	7.56%

High Yield Bond Fund
Class A Shares	MLPF&S For the benefit of its customers 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246	24.01%

	First Clearing, LLC Special Custody Account for the exclusive benefit of customer 2801 Market St. St. Louis, MO 63103	10.75%

Class B Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of customer 2801 Market St. St. Louis, MO 63103	41.50%

	MLPF&S For the benefit of its customers 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246	13.62%

	NFS LLC FEBO NFS/FMTC Rollover IRA FBO Thomas E. McKennedy 219 Edgewood Highland Village, TX 75077-6903	5.36%

	LPL Financial FBO Customer Accounts Attn: Mutual Funds Operations PO Box 509046 San Diego, CA 92150-9046	8.25%

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
Class C Shares	MLPF&S For the benefit of its customers 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246	27.09%

	Citigroup Global Markets Inc. House Account Attn: Peter Booth, 7th floor 333 West 34th St. New York, NY 10001-2402	12.65%

	First Clearing, LLC Special Custody Account for the exclusive benefit of customer 2801 Market St. St. Louis, MO 63103	12.53%

	Morgan Stanley Smith Barney Attn: Mutual Funds Operations Harborside Financial Center Plaza Two, Second Floor Jersey City, NJ 07311	5.41%

Class R3 Shares	Nuveen Investments, Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	94.25%

	MLPF&S for the benefit of its customers ATTN FUND ADMN 4800 Deer Lake Dr FL 3 Jacksonville, FL 32246-6484	5.75%

Class I Shares	Merrill Lynch, Pierce, Fenner & Smith For the benefit of its customers Attn: Fund Admin 4800 Deer Lake Dr. E. Floor 3 Jacksonville, FL 32246-6484	8.66%

	Charles Schwab & Co. Inc. For the benefit of its customers 4500 Cherry Creek Dr. S. Denver, CO 80018	6.76%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	5.83%

	Nuveen Moderate Allocation Fund Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	5.62%

Name of Fund and Class	Name and Address of Owner	Percentage of Record Ownership
Credit Opportunities Fund Class A Shares	Charles Schwab & Co Inc For the Benefit of their Customers 101 Montgomery Street San Francisco, CA 94104	76.81%

	Nuveen Investments, Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	17.42%

Class C Shares	Nuveen Investments, Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	47.44%

	RBC Capital Markets Corp FBO Michael R. Chambrello Denise M. Chambrello -CT Muni Bond account- 504 Mt Vernon Road Plantsville, CT 06479	9.20%

	LPL Financial For A/C 9785 Towne Centre Dr. San Diego, CA 92121	7.06%

Class R3 Shares	Nuveen Investments, Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	100.00%

Class I Shares	Charles Schwab & Co Inc For the Benefit of their Customers 101 Montgomery Street San Francisco, CA 94104	53.57%

	Nuveen Investments, Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	26.39%

	Nuveen Moderate Allocation Fund. Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	9.46%

	Nuveen Conservative Allocation Fund. Attn: Darlene Cramer 333 West Wacker Drive Chicago, IL 60606	6.68%

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of each Fund, with responsibility for the overall management of each Fund. The Adviser is also responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds. The Adviser has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolios of the Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund. The Adviser has selected its affiliate, Symphony Asset Management LLC (“Symphony”), located at 555 California Street, Suite 2975, San Francisco, California 94104, to serve as sub-adviser to manage the investment portfolio of the Credit Opportunities Fund. For additional information regarding the management services performed by the Adviser, Nuveen Asset Management, LLC and Symphony, see “Who Manages the Funds” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is also located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are wholly-owned subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. The Adviser has adopted policies and procedures that address arrangements with Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each Fund is dependent upon services and resources provided by the Adviser and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2014. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under “Who Manages the Funds.” In addition, the Adviser has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current fee waivers and expense reimbursements for the Funds.

Each Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all qualifying Nuveen Fund assets, and a specific fund-level fee based only on the amount of assets within each individual Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of each Fund as set forth in the Prospectus.

The annual complex-level management fee for each Fund, payable monthly, which is additive to the fund-level fee, is based on the aggregate amount of total qualifying assets managed for all Nuveen Funds as stated in the table below:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee component of the management fee for the Funds is calculated based upon the aggregate daily managed assets of all Nuveen Funds, with such daily managed assets defined separately for each Fund in its management agreement, but excluding assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Funds in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of September 30, 2010, the complex-level fee rate was 0.1822%.

The following tables set forth the management fees (net of fee waivers and expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by the Adviser for the specified periods.

	Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by the Adviser)			Amount of Fees Waived and Expenses Reimbursed by the Adviser
	10/01/07- 9/30/08	10/01/08- 9/30/09	10/01/09- 9/30/10	10/01/07- 9/30/08	10/01/08- 9/30/09	10/01/09- 9/30/10
Short Duration Bond Fund	$—	$—	$444,804	$213,388	$283,140	$191,048
Multi-Strategy Core Bond Fund	—	—	123,174	238,979	292,668	212,461
High Yield Bond Fund	192,701	297,808	699,960	388,878	495,024	163,961

	Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by the Adviser)	Amount of Fees Waived and Expenses Reimbursed by the Adviser
	4/28/10- 9/30/10	4/28/10- 9/30/10
Credit Opportunities Fund	$4,259	$28,250

In addition to the Adviser’s management fee, each Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Funds, the other Nuveen Funds, the Adviser, Nuveen Asset Management, LLC, Symphony and other related entities have adopted codes of ethics which essentially prohibit all Nuveen Fund management personnel, including the Funds’ portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Advisers

Effective January 1, 2011, the Adviser has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC, to serve as sub-adviser to manage the investment portfolio of the Short Duration Bond Fund, Multi-Strategy Core Bond Fund and High Yield Bond Fund. The Adviser pays Nuveen Asset Management, LLC a portfolio management fee equal to 50% of the advisory fee paid to the Adviser for its services to the Short Duration Bond Fund and the Multi-Strategy Core Bond Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Funds). The Adviser pays Nuveen Asset Management, LLC a portfolio management fee equal to 66.67% of the advisory fee paid to the Adviser for its services to the High Yield Bond fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund).

The Adviser has selected Symphony to serve as sub-adviser to manage the investment portfolio of the Fund. Symphony is organized as a member-managed limited liability company, and its sole managing member is Nuveen Investments. The Adviser pays Symphony a portfolio management fee equal to 50% of the advisory fee paid to the Adviser for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund). The Adviser paid Symphony $9,573 for its services to the Credit Opportunities Fund for the period April 28, 2010 (commencement of Fund operations) through September 30, 2010.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of investment strategies of the Funds:

Name	Fund
Chris J. Neuharth, CFA	Short Duration Bond Fund
Brenda A. Langenfeld, CFA	Short Duration Bond Fund
Peter L. Agrimson, CFA	Short Duration Bond Fund
Timothy A. Palmer, CFA	Multi-Strategy Core Bond Fund
Jeffrey J. Ebert, CFA	Multi-Strategy Core Bond Fund
Marie A. Newcome, CFA	Multi-Strategy Core Bond Fund
John T. Fruit, CFA	High Yield Bond Fund
Jeffrey T. Schmitz, CFA	High Yield Bond Fund
Gunther Stein	Credit Opportunities Fund
Jenny Rhee	Credit Opportunities Fund

Compensation

Nuveen Asset Management, LLC. Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long-term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

The Funds’ portfolio managers are paid an annual cash incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position. The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the firm believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group. Investment performance is measured on a pre-tax basis, gross of fees, for a Fund’s results and for its Lipper industry peer group.

Payments pursuant to a long-term incentive plan are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the firm. There are generally no differences between the methods used to determine compensation with respect to the Funds and the other accounts shown in the table above.

Symphony. Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team. Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies. The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony and Nuveen Investments.

Other Accounts Managed

In addition to the Funds, as of December 31, 2010, members of the investment team are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
Chris J. Neuharth	Registered Investment Companies	4	$279 million	0	$0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	9	1.1 million	0	0
Brenda A. Langenfeld	Registered Investment Companies	1	82.6 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	4	106.7 million	0	0
Peter L. Agrimson	Registered Investment Companies	1	82.6 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0
Timothy A. Palmer	Registered Investment Companies	4	241 million	0	0
	Other Pooled Investment Vehicles	1	76.6 million	0	0
	Other Accounts	11	531 million	0	0
Jeffrey J. Ebert	Registered Investment Companies	4	244 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	13	654 million	1	105.5 million
Marie A. Newcome	Registered Investment Companies	2	67.5 million	0	0
	Other Pooled Investment Vehicles	1	916 million	0	0
	Other Accounts	29	390 million	0	0

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
John T. Fruit	Registered Investment Companies	2	$135 million	0	$0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0
Jeffrey T. Schmitz	Registered Investment Companies	1	55 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0
Gunther Stein	Registered Investment Companies	14	3.04 billion	0	0
	Other Pooled Investment Vehicles	5	74 million	16	3.42 billion
	Other Accounts	6	92 million	3	723 million
Jenny Rhee	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	2	31 million	2	68 million
	Other Accounts	10	2.8 million	0	0

Conflicts of Interest

Nuveen Asset Management, LLC. Each portfolio manager’s simultaneous management of the Funds and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of a Fund and the other account. The sub-adviser, however, believes that such potential conflicts are mitigated by the fact that it has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, the sub-adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Symphony. The portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest.

However, the sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Beneficial Ownership of Securities

As of January 1, 2011, each portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund he or she co-manages:

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund
Chris J. Neuharth, CFA	Short Duration Bond Fund	$0
Brenda A. Langenfeld, CFA	Short Duration Bond Fund	0
Peter L. Agrimson, CFA	Short Duration Bond Fund	0
Timothy A. Palmer, CFA	Multi-Strategy Core Bond Fund	0
Jeffrey J. Ebert, CFA	Multi-Strategy Core Bond Fund	0
Marie A. Newcome, CFA	Multi-Strategy Core Bond Fund	0
John T. Fruit, CFA	High Yield Bond Fund	0
Jeffrey T. Schmitz, CFA	High Yield Bond Fund	0
Gunther Stein	Credit Opportunities Fund	0
Jenny Rhee	Credit Opportunities Fund	0

Proxy Voting Policies

Short Duration, Multi-Strategy Core Bond and High Yield Bond Funds

The Funds invest their assets primarily in fixed income securities, derivative instruments and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Fund already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management, LLC may pursue a Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management, LLC does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Funds’ Board of Trustees on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management, LLC would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board of Trustees or its representative. A member of Nuveen Asset Management, LLC’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission (“SEC”) on Form N-PX, and the results provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.

Credit Opportunities Fund

The Credit Opportunities Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of the Fund’s management team is responsible for the oversight of the Fund’s proxy voting process. Symphony has engaged the services of RiskMetrics Group, Inc. (“RMG”) to make recommendations on the voting of proxies relating to securities held by the Fund and managed by Symphony. RMG provides voting recommendations based upon established guidelines and practices. Symphony reviews and frequently follows the RMG recommendations. However, on selected issues, RMG recommendations are not in the best economic interest of the Fund. If Symphony manages the assets of a company or its pension plan and any of Symphony’s clients hold any securities of that company, Symphony will vote proxies relating to such company’s securities in accordance with the RMG recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by Symphony and RMG does not offer a recommendation on the matter, Symphony shall disclose the conflict and Symphony’s Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board of Trustees or its designated committee.

Although Symphony has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Symphony does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Symphony is unable to consider such information when determining whether there are material conflicts of interests.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Each Fund’s sub-adviser is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of each sub-adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Funds’ futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to each sub-adviser or a Fund. Each sub-adviser believes that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by a Fund unless each sub-adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to the Adviser under the Investment Management Agreement and the sub-advisory fees paid by the Adviser to each sub-

adviser under the Sub-Advisory Agreement are not reduced as a result of receipt by either the Adviser or each sub-adviser of research services.

Each Fund’s sub-adviser places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Funds effect their securities transactions may be used by each sub-adviser in servicing all of its accounts; not all of such services may be used by each sub-adviser in connection with the Funds. Each sub-adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, each sub-adviser believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. Each sub-adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by each sub-adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The Funds expect that substantially all portfolio transactions for fixed income securities will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Brokerage will not be allocated based on the sale of a Fund’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it may be the practice of the Funds to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to each sub-adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to each sub-adviser’s own research efforts, the receipt of research information is not expected to reduce significantly each sub-adviser’s expenses. While each sub-adviser will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of each sub-adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the specified periods:

	Aggregate Amount of Brokerage Commissions
	10/01/07- 9/30/08	10/01/08- 9/30/09	10/01/09- 9/30/10
Short Duration Bond Fund	$2,109	$7,767	$10,791
Multi-Strategy Core Bond Fund	2,760	5,106	3,615
High Yield Bond Fund	2,850	300	—
Credit Opportunities Fund	N/A	N/A	—	*

*	For the period April 28, 2010 (commencement of operations) through September 30, 2010.

During the fiscal period ended September 30, 2010, the Funds did not pay commissions to brokers in return for research services.

The Funds have acquired during the fiscal period ended September 30, 2010 the securities of their regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds’ aggregate holdings of the securities of each issuer as of close of the fiscal period ended September 30, 2010.

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of September 30, 2010)
Short Duration Bond Fund	Goldman Sachs Group, Inc.	Goldman Sachs Group, Inc.	$346,485
		Goldman Sachs Group, Inc.	643,437

		Goldman Sachs, Credit Default Swap	(50,311	)*

		Goldman Sachs, Credit Default Swap	47,836	*

		Goldman Sachs, Interest Rate Swap	—

		Goldman Sachs, Interest Rate Swap	—

		Goldman Sachs, Interest Rate Swap	—

	Citigroup Global Markets Inc.	Citigroup, Inc.	238,741
		Citigroup, Inc.	432,873

		Citigroup, Inc.	359,320

		CitiBank Credit Card Issuance Trust, Series 2006-A4	669,602

		CitiBank Credit Card Issuance Trust, Series 2007	271,059

		CitiBank Credit Card Issuance Trust, Series 2009-A5	2,367,809

		Citigroup, Forward Foreign Currency Exchange Contracts	(22,904	)*

		Citibank, Interest Rate Swap	100,226	*

		Citibank, Interest Rate Swap	—

		Citibank, Interest Rate Swap	—

		Citibank, Credit Default Swap	—

		Citibank, Interest Rate Swaption	—

	Credit Suisse Securities LLC	Credit Suisse First Boston, Note	238,121
		CS First Boston Mortgage Securities Corporation, Series 2004-C1	983,189

		Credit Suisse First Boston Mortgage Securities Corporation, Series 2003-23	1,110,709

		Credit Suisse, Interest Rate Swap	12,509	*

		Credit Suisse, Interest Rate Swap	(212,438	)*

		Credit Suisse, Interest Rate Swap	259,919	*

		Credit Suisse, Credit Default Swap	—

		Credit Suisse, Credit Default Swap	—

		Credit Suisse, Credit Default Swap	—

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of September 30, 2010)
	JP Morgan Chase	JP Morgan Chase & Co.	$925,761

		Bank One Corporation	—

		Chase Issuance Trust 2008 Class A9	1,167,049

		JP Morgan, Interest Rate Swap	42,851	*

		JP Morgan, Interest Rate Swap	(44,431	)*

		JP Morgan, Interest Rate Swap	(271,847	)*

		JP Morgan, Interest Rate Swap	149,496	*

		JP Morgan, Interest Rate Swap	(101,822	)*

		JP Morgan, Interest Rate Swap	—

		JP Morgan, Forward Foreign Currency Exchange Contracts	(36,140	)*

		JP Morgan, Credit Default Swap	277,959	*

		JP Morgan, Credit Default Swap	(15,115	)*

		JP Morgan, Credit Default Swap	(219,837	)*

	Barclays Capital Inc.	Barclays Bank PLC, Interest Rate Swap	—
		Barclays Bank PLC, Interest Rate Swap	—

		Barclays Bank PLC, Interest Rate Swap	—

		Barclays Bank PLC, Interest Rate Swap	—

		Barclays Bank PLC, Interest Rate Swap	—

	RBC Capital Markets	Royal Bank of Canada, Interest Rate Swap	(197,975	)*

		Royal Bank of Canada, Interest Rate Swap	595,988	*

		RBC, Forward Foreign Currency Exchange Contracts	218	*

	Deutsche Bank	Deutsche Bank, Interest Rate Swap	761,397	*

		Deutsche Bank, Interest Rate Swap	216,422	*

		Deutsche Bank, Forward Foreign Currency Exchange Contracts	62,597	*

		Deutsche Bank, Forward Foreign Currency Exchange Contracts	(664	)*

		Deutsche Bank, Credit Default Swap	—

	UBS Securities LLC	UBS AG, Interest Rate Swap	11,002	*

		UBS AG, Interest Rate Swap	(106,133	)*

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of September 30, 2010)
		UBS AG, Interest Rate Swap	$(275,476	)*

		UBS AG, Interest Rate Swap	94,122	*

		UBS AG, Credit Default Swap	11,950	*

Multi-Strategy Core Bond Fund	Goldman Sachs & Co.	Goldman Sachs Group, Inc.	555,445
		Goldman Sachs, Interest Rate Swap	—

		Goldman Sachs, Interest Rate Swap	—

		Goldman Sachs, Credit Default Swap	(20,781	)*

		Goldman Sachs, Credit Default Swap	21,065	*

	Barclays Capital Inc.	Barclays Bank PLC	164,332
		Barclays Bank PLC, Interest Rate Swap	—

		Barclays Bank PLC, Interest Rate Swap	—

		Barclays Bank PLC, Interest Rate Swap	—

		Barclays Bank PLC, Interest Rate Swap	—

		Barclays Bank PLC, Interest Rate Swap	—

	Credit Suisse Securities LLC	Credit Suisse New York	156,953
		CS First Boston Mortgage Securities Corporation, Series 2004-C1	528,596

		Credit Suisse First Boston Mortgage Securities Corporation, Series 2003-23	417,627

		Credit Suisse, Interest Rate Swap	5,080	*

		Credit Suisse, Interest Rate Swap	(86,228	)*

		Credit Suisse, Interest Rate Swap	105,426	*

		Credit Suisse, Credit Default Swap	—

		Credit Suisse, Credit Default Swap	—

		Credit Suisse, Credit Default Swap	—

	Citigroup Global Markets Inc.	Citigroup, Inc.	246,136
		Citigroup, Inc.	62,896

		Citibank Credit Card Issuance Trust, Series 2006-A4	772,618

		Citibank Credit Card Issuance Trust, Series 2009-A5	566,215

		Citibank, Interest Rate Swaption	—

		Citigroup, Forward Foreign Currency Exchange Contracts	(14,048	)*

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of September 30, 2010)
		Citibank, Interest Rate Swap	$43,212	*

		Citibank, Interest Rate Swap	—

		Citibank, Credit Default Swap	—

	JP Morgan Chase	JP Morgan Chase & Company, 5.375%	86,602

		JP Morgan Chase & Company, 6.000%	240,175

		Chase Issuance Trust 2008 Class A9	870,168

		JP Morgan, Forward Foreign Currency Exchange Contracts	(15,435	)*

		JP Morgan, Interest Rate Swap	20,182	*

		JP Morgan, Interest Rate Swap	(20,003	)*

		JP Morgan, Interest Rate Swap	(101,551	)*

		JP Morgan, Interest Rate Swap	65,778	*

		JP Morgan, Interest Rate Swap	(47,979	)*

		JP Morgan, Interest Rate Swap	—

		JP Morgan, Credit Default Swap	(11,336	)*

		JP Morgan, Credit Default Swap	(109,919	)*

		JP Morgan, Credit Default Swap	—

	RBC Capital Markets	Royal Bank of Canada, Interest Rate Swap	(90,828	)*

		Royal Bank of Canada, Interest Rate Swap	273,389	*

		RBC, Forward Foreign Currency Exchange Contracts	90	*

	Deutsche Bank	Deutsche Bank, Interest Rate Swap	269,661	*

		Deutsche Bank, Interest Rate Swap	88,398	*

		Deutsche Bank, Credit Default Swap	—

		Deutsche Bank, Forward Foreign Currency Exchange Contracts	25,949	*

		Deutsche Bank, Forward Foreign Currency Exchange Contracts	(2,202	)*

	UBS Securities LLC	UBS AG, Interest Rate Swap	5,209	*

		UBS AG, Interest Rate Swap	(50,098	)*

		UBS AG, Interest Rate Swap	(117,587	)*

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of September 30, 2010)
		UBS AG, Interest Rate Swap	$44,267	*

		UBS AG, Credit Default Swap	5,070	*

	Bank of America Securities LLC	Bank of America, Credit Default Swap	213,160	*

High Yield Bond Fund	Deutsche Bank	Deutsche Bank, Credit Default Swap	—
	JP Morgan Chase	JP Morgan, Credit Default Swap	—
		JP Morgan, Credit Default Swap	—

	UBS, AG	UBS, Credit Default Swap	91,617	*

	Goldman Sachs & Co.	Goldman Sachs, Credit Default Swap	(257,025	)*
		Goldman Sachs, Credit Default Swap	369,960	*

	Bank of America Securities LLC	Bank of America, Credit Default Swap	213,160	*

Credit Opportunities Fund	State Street Bank & Trust Co.	State Street Bank, Repurchase Agreement	3,419,214

*	Unrealized Appreciation (Depreciation)

Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by a Fund, the amount of securities that may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

NET ASSET VALUE

Each Fund’s net asset value per share is determined separately for each class of the applicable Fund’s shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for trading on New Year’s Day, Washington’s Birthday, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund’s net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund’s total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class’s pro rata portion of the Fund’s liabilities) and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available, including ETFs in which a Fund invests, are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and asked prices. Prices of certain ADRs held by the Funds that trade in only limited volume in the United States are valued based on the mean between the most recent bid and ask price of the underlying non-U.S.- traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and non-U.S. exchange rate, and from time to time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund’s Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day’s calculated value.

If a Fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Funds’ counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by the Find.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of your Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit

If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations

If your Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, your Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. Your Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. Your Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, your Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, your Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly designated by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2012, distributions from a Fund that are properly designated by a Fund as an interest-related dividend attributable to certain interest income received by a Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by a Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that a Fund makes certain elections and certain other conditions are met. Distributions and dispositions of interests in the Fund after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

At September 30, 2010, the Funds, excluding the Multi-Strategy Core Bond Fund and Symphony Credit Opportunities Fund, had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	2014	2015	2016	2017	2018
Short Duration Bond Fund	$54,933	$141,618	$—	$48,855	$348,745
High Yield Bond Fund	—	119,975	139,565	6,367,477	—

During the tax year ended September 30, 2010, the High Yield Fund utilized $99,076 of its capital loss carryforwards.

The Funds, excluding the High Yield Bond Fund and Symphony Credit Opportunities Fund, elected to defer net realized losses from investments incurred from November 1, 2009 through September 30, 2010 (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following tax year:

Short Duration Bond Fund	$1,356,942
Multi-Strategy Core Bond Fund	275,324

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on September 30, 2010 of

Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

	Short Duration Bond Fund	Multi-Strategy Core Bond Fund	High Yield Bond Fund	Credit Opportunities Fund
Net Asset Value per share	$19.82	$21.25	$17.44	$20.42
Per Share Sales Charge—2.25%, 4.25%, 4.75% and 4.75% respectively, of public offering price (2.32%, 4.42%, 4.99% and 5.00%, respectively, of net asset value per share)	0.46	0.94	0.87	1.02

Per Share Offering Price to the Public	$20.28	$22.19	$18.31	$21.44

Each Fund receives the entire net asset value of all Class A shares that are sold.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class I and Class C shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your dependent children, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Elimination of Sales Charge on Class A Shares. Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

•	investors purchasing $1,000,000 or more;

•	officers, trustees and former trustees of the Nuveen Funds;

•

bona fide, full-time and retired employees of Nuveen Investments, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•

with respect to purchases by employer-sponsored retirement plans with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. The Distributor will pay financial intermediaries a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the financial intermediary elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 12 months of purchase, unless waived.

Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify the Distributor or your Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

The Short Duration Bond Fund and Credit Opportunities Fund do not issue Class B shares. The Multi-Strategy Core Bond Fund and High Yield Bond Fund will only issue Class B shares (i) upon the exchange of Class B shares from another Nuveen Mutual Fund and (ii) for purposes of dividend reinvestment. Class B shares are not available for new accounts or for additional investment into existing accounts.

You may be subject to a Contingent Deferred Sales Charge (“CDSC”) if you redeem your Class B shares prior to the end of the sixth year after purchase. See “Reduction or Elimination of Contingent Deferred Sales Charge” below. The Distributor compensates financial intermediaries for sales of Class B shares at the time of sale at the rate of 4.00% of the amount of Class B shares purchased, which represents a sales commission of 3.75% plus an advance on the first year’s annual service fee of 0.25%.

Class B shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption.

Class B shares will automatically convert to Class A shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B shares that are converted to Class A shares will remain subject to an annual service fee that is identical in amount for both Class B shares and Class A shares. Since net asset value per share of the Class B shares and the Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Any conversion of Class B shares into Class A shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B shares into Class A shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plans.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval. Class C shares do not convert.

Redemption of Class C shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to

Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a CDSC of 1% (0.60% for the Short Duration Bond Fund) is imposed on any redemption within 12 months of purchase, 0.75% (0.50% for the Short Duration Bond Fund) on redemptions within 12 months of purchase and 0.50% (0.25% for the Short Duration Bond Fund) on redemptions within 18 months of purchase. In the case of Class B shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon any redemption within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C shares if the proceeds are transferred to an account managed by the Adviser and the Adviser refunds the advanced service and distribution fees to the Distributor; and (xi) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year’s fees advanced by the Distributor. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Class R3 Shares

Class R3 shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of the Funds’ average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.25% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission.

Class R3 shares are only available for purchase by eligible retirement plans. Eligible retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and health care benefit funding plans. In addition, Class R3 shares are available only to retirement plans where Class R3 shares are held on the books of the Funds through omnibus accounts (either at the retirement plan level or at the level of the retirement plan’s financial intermediary). Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans.

The administrator of a retirement plan or employee benefits office can provide plan participants with detailed information on how to participate in the retirement plan and how to elect a Fund as an investment option. Retirement plan participants may be permitted to elect different investment options, alter the amounts contributed to the retirement plan, or change how contributions are allocated among investment options in accordance with the retirement plan’s specific provisions. The retirement plan administrator or employee benefits office should be consulted for details. For questions about their accounts, participants should contact their employee benefits office, the retirement plan administrator, or the organization that provides recordkeeping services for the retirement plan.

Eligible retirement plans may open an account and purchase Class R3 shares directly from the Funds or by contacting any financial intermediary authorized to sell Class R3 shares of the Funds. Financial intermediaries may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their retirement plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial intermediaries may also perform other functions, including generating confirmation statements, and may arrange with retirement plan administrators for other investment or administrative services. Financial intermediaries may independently establish and charge retirement plans and retirement plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may charge retirement plan participants for certain expenses. These fees and additional amounts could reduce investment returns in Class R3 shares of the Funds.

Financial intermediaries and retirement plans may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing and other services. A financial intermediary or retirement plan may be paid for its services directly or indirectly by the Funds or the Distributor. The Distributor may pay a financial intermediary an additional amount for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Your retirement plan may establish various minimum investment requirements for Class R3 shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R3 shares or the reinvestment of dividends. Retirement plan participants should contact their retirement plan administrator with respect to these issues. This Statement of Additional Information should be read in conjunction with the retirement plan’s and/or the financial intermediary’s materials regarding their fees and services.

Class I Shares

Class I shares are available for purchases using dividends and capital gains distributions on Class I shares. Class I shares also are available for the following categories of investors:

•

officers, trustees and former trustees of any Nuveen Fund and their immediate family members and officers, directors and former directors of any parent company of Nuveen and subsidiaries thereof and their immediate family members (“immediate family members” are defined as spouses, parents or domestic partners, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.)

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing through a periodic fee or asset-based fee program which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Nuveen;

•

fee paying clients of a registered investment advisor (“RIA”) who initially invests for clients an aggregate of $100,000 in Nuveen Mutual Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company with which the RIA is not affiliated and which has not entered into an agreement with Nuveen;

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•	other Nuveen Mutual Funds whose investment policies permit investments in other investment companies.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Shareholder Programs

Exchange Privilege

You may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. If your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges. For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares is no longer available. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

General Matters

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds’ net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services (“BFDS”), the Funds’ shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds do not issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

Distribution Arrangements

The Distributor serves as the principal underwriter of the shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed the Distributor to be its agent for the distribution of the Funds’ shares on a continuous offering basis. The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.

The Distributor receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares, the Distributor itself may also act as a Dealer. The Distributor also receives distribution fees pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plans.” The Distributor receives any CDSCs imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to the Distributor pursuant to the distribution plan.

The following tables set forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by the Distributor and the compensation on redemptions and repurchases received by the Distributor for each of the Funds for the specified periods. All figures are to the nearest thousand.

	Amount of Underwriting Commissions			Amount Retained by the Distributor			Amount of Compensation on Redemptions and Repurchases
	10/01/07- 9/30/08	10/01/08- 9/30/09	10/01/09- 9/30/10	10/01/07- 9/30/08	10/01/08- 9/30/09	10/01/09- 9/30/10	10/01/07- 9/30/08	10/01/08- 9/30/09	10/01/09- 9/30/10
Short Duration Bond Fund	$8	$38	$203	$2	$9	$28	$5	$22	$44
Multi-Strategy Core Bond Fund	16	90	189	2	12	23	6	12	12
High Yield Bond Fund	360	337	224	33	32	24	31	44	23

	Amount of Underwriting Commissions	Amount Retained by the Distributor	Amount of Compensation on Redemptions and Repurchases
	4/28/10-9/30/10	4/28/10-9/30/10	4/28/10-9/30/10
Credit Opportunities Fund	$—	$—	$—

Additional Payments to Financial Intermediaries

In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this Statement of Additional Information, the Adviser and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Adviser and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectuses and described above because they are not paid by the Funds.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

The Adviser and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Nuveen representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Fund shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank, N.A. (which was the parent company of a firm a portion of whose business has since been acquired by the Adviser) to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

From time to time, the Adviser and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

When not provided for in a marketing support or program servicing agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as they deem appropriate, subject to their internal guidelines and applicable law. Wholesale representatives of the Distributor may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

The Adviser and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Certain third parties, affiliates of the Adviser, and employees of the Adviser or its affiliates may receive cash compensation from the Adviser and/or the Distributor in connection with establishing new client relationships with the Nuveen Mutual Funds. Total compensation of employees of the Adviser and/or the Distributor with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the Nuveen Mutual Funds.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of January 1, 2011:

ADP Broker-Dealer, Inc.

American Enterprise Investment Services, Inc.

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

Banc of America Investment Services, Inc.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc. / Morgan Stanley Smith Barney LLC

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

Country Trust Bank

CPI Qualified Plan Consultants, Inc.

Digital Retirement Solutions, Inc.

Dyatech, LLC

ExpertPlan, Inc.

Fidelity Brokerage Services LLC / National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Institutional Plan Services, LLC / ING Investment Advisors, LLC (formerly CitiStreet LLC / CitiStreet Advisors LLC)

ING Life Insurance and Annuity Company / ING Institutional Plan Services LLC

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

Leggette Actuaries, Inc.

Lincoln Retirement Services Company LLC / AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

MetLife Securities, Inc.

Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated / Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NYLife Distributors LLC

Pershing LLC

Princeton Retirement Group / GPC Securities, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC / Prudential Investments LLC

Raymond James & Associates / Raymond James Financial Services, Inc.

RBC Dain Rauscher, Inc.

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc. / T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company / International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank, N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wachovia Bank, N.A.

Wachovia Securities, LLC

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since January 18, 2011 are not reflected in the list.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. Currently, the Funds generally make available complete portfolio holdings information on the Funds’ website following the end of each month with an approximately one-month lag. Additionally, the Funds publish on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or sub-adviser, independent registered public accounting firm, custodian, financial printer (R. R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including RMG, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds’ independent trustees (Chapman and Cutler LLP). Also, the Adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the Adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Adviser and/or sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and the Adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Trustees on an annual basis.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

DISTRIBUTION AND SERVICE PLANS

The Funds have adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, pursuant to which Class B, Class C and Class R3 shares are subject to an annual distribution fee and Class A, Class B, Class C and Class R3 shares are subject to an annual service fee. Each Fund may spend up to 0.25% per year of the average daily net assets of Class A shares as a service fee under the Plan as applicable to Class A shares. Each Fund may spend up to 0.75% per year of the average daily net assets of each of the Class B shares and Class C shares and 0.25% per year of the average daily net assets of Class R3 shares as a distribution fee and up to 0.25% per year of the average daily net assets of each of the Class B, Class C and Class R3 shares as a service fee under the Plan as applicable to such classes. Class I shares are not subject to either distribution or service fees. Distribution and service fees collectively are referred to herein as “12b-1 fees.”

The distribution fee applicable to Class B, Class C and Class R3 shares under each Fund’s Plan compensates the Distributor for expenses incurred in connection with the distribution of Class B, Class C and Class R3 shares, respectively. These expenses include payments to financial intermediaries, including the Distributor, who are brokers of record with respect to the Class B, Class C and Class R3 shares, as well as, without limitation, expenses of printing and distributing Prospectuses to persons other than shareholders of each Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B, Class C and Class R3 shares, certain other expenses associated with the distribution of Class B, Class C and Class R3 shares, and any other distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A, Class B, Class C and Class R3 shares under each Fund’s Plan is used to compensate financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

During the fiscal year ended September 30, 2010, the Funds incurred 12b-1 fees pursuant to their respective Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B shares during the first year following a purchase, all 12b-1 distribution fees on Class B shares, and all 12b-1 fees on Class C shares during the first year following a purchase are retained by the Distributor. After the first year following a purchase, 12b-1 service fees on Class B shares and 12b-1 fees on Class C shares are paid to financial intermediaries.

12b-1 Fees Incurred by Each Fund for the Fiscal Period Ended September 30, 2010
Short Duration Bond Fund
Class A	$176,613
Class C	400,516
Class R3	3,922

Total	$581,051

12b-1 Fees Incurred by Each Fund for the Fiscal Period Ended September 30, 2010
Multi-Strategy Core Bond Fund
Class A	$59,311
Class B	24,622
Class C	160,159
Class R3	1,033

Total	$245,125

High Yield Bond Fund
Class A	$89,543
Class B	16,199
Class C	332,738
Class R3	689

Total	$439,169

Credit Opportunities Fund*
Class A	$2,503
Class C	5,334
Class R3	2,643

Total	$10,480

*	For the period April 28, 2010 (commencement of operations) through September 30, 2010.

Under each Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, PwC provides assistance on accounting, internal control, tax and related matters.

The custodian of the assets of the Funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

The Funds’ transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Fund’s Annual Report, dated September 30, 2010. Each Fund’s Annual Report is incorporated by reference into this Statement of Additional Information and is available without charge by calling (800) 257-8787.

GENERAL TRUST INFORMATION

Each Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on August 20, 1998. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are four series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class B shares, Class C shares, Class R3 shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B shares (available in only certain series) automatically convert into Class A shares. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a forward looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue rating are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’ and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes).

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision that could obligate the investor to make any additional payments.

4) Notes containing provisions that subordinate the claim.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Debt Ratings

In municipal debt issuance, there are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/-VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch provides an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (ie rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

International Long-Term Ratings

Issuer Credit Rating Scales

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Default is a real possibility.

CC	Default of some kind appears probable.

C

Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•    the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•    the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and

•    Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•    the selective payment default on a specific class or currency of debt;

•    the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•    the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and

•    execution of a coercive debt exchange on one or more material financial obligations.

D

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. A good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or to categories below ‘CCC’, or to Short-term ratings other than ‘Fl’.

‘NR’ indicates that Fitch does not publicly rate the issuer or issue in question.

‘WD’ indicates that the rating has been withdrawn and is no longer rated by Fitch.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action. A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period.

MAI-INV3-0111P

Mutual Funds

Nuveen Income Funds

(formerly First American Taxable Income Funds)

For investors seeking attractive income and portfolio diversification potential.

Annual Report

June 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Core Bond Fund	FAFIX	FFIBX	FFAIX	FFISX	FFIIX
Nuveen High Income Bond Fund	FJSIX	FJSBX	FCSIX	FANSX	FJSYX
Nuveen Inflation Protected Securities Fund	FAIPX	—	FCIPX	FRIPX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	—	FYGCX	FYGRX	FYGYX
Nuveen Intermediate Term Bond Fund	FAIIX	—	NTIBX	—	FINIX
Nuveen Short Term Bond Fund	FALTX	—	FBSCX	—	FLTIX
Nuveen Total Return Bond Fund	FCDDX	FCBBX	FCBCX	FABSX	FCBYX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent Standard & Poor’s ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 23, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

Nuveen Core Bond Fund

(formerly known as First American Core Bond Fund)

Nuveen High Income Bond Fund

(formerly known as First American High Income Bond Fund)

Nuveen Inflation Protected Securities Fund

(formerly known as First American Inflation Protected Securities Fund)

Nuveen Intermediate Government Bond Fund

(formerly known as First American Intermediate Government Bond Fund)

Nuveen Intermediate Term Bond Fund

(formerly known as First American Intermediate Term Bond Fund)

Nuveen Short Term Bond Fund

(formerly known as First American Short Term Bond Fund)

Nuveen Total Return Bond Fund

(formerly known as First American Total Return Bond Fund)

These Funds, all former First American taxable income funds, are now managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Chris Neuharth, CFA, who has 30 years of investment experience, has managed the Nuveen Core Bond Fund since 2006. Timothy Palmer, CFA, with 25 years of investment experience, Wan-Chong Kung, CFA, with 27 years of financial experience, and Jeffrey Ebert, with 20 years of financial experience, have been part of the management team for the Fund since 2003, 2001, and 2005, respectively.

John Fruit, CFA, who has 23 years of investment experience, has managed the Nuveen High Income Bond Fund since 2006. Jeffrey Schmitz, CFA, with 24 years of investment experience, has been part of the management team for the Fund since 2008.

Wan-Chong Kung, CFA, has managed the Nuveen Inflation Protected Securities Fund since its inception in 2004. Effective October 28, 2010, Chad Kemper, with 12 years of investment experience, joined the Fund as a co-portfolio manager.

Wan-Chong Kung, CFA, has managed the Nuveen Intermediate Government Bond Fund and the Nuveen Intermediate Term Bond Fund since 2002. Chris Neuharth, CFA, and Jason O’Brien, CFA, with 18 years of investment experience, have been on the Intermediate Government Bond Fund’s management team since 2009. Jeffrey Ebert has served on the Intermediate Term Bond Fund’s management team since 2000.

Chris Neuharth, CFA, has been a co-portfolio manager of the Nuveen Short Term Bond Fund since 2004. Peter Agrimson, CFA, with six years of investment experience, joined the Fund as a co-portfolio manager on January 1, 2011.

Nuveen Investments	5

Timothy Palmer, CFA, has been the lead manager of the Nuveen Total Return Bond Fund since 2005. Jeffrey Ebert has been on the management team since 2000. Marie Newcome, CFA, with 19 years of investment experience, joined the Fund as a co-portfolio manager in January 2011.

Here the portfolio management teams for the Funds examine economic and bond market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended June 30, 2011.

What factors affected the U.S. economic and fixed income market environments during the twelve-month reporting period ended June 30, 2011?

Global economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short lived as renewed weakness in housing and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in the U.S. and many areas around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2011 meeting, the central bank downgraded growth estimates for the year while reaffirming that it anticipated keeping the fed funds rate at “exceptionally low levels” for an “extended period.”

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did one year earlier. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Italy, Portugal and Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.2% in June 2011, the fourth monthly increase in a row and just slightly lower than one year earlier. Also, the overall housing market continued to flounder, weighed down by a backlog of distressed properties on the market and falling prices. For the twelve months ended May 2011 (the most recent data available at the time this report was prepared), property values in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas fell 4.5% from one year ago. U.S. gross domestic product (GDP), the broadest measure of the nation’s economic health, was revised downward to an anemic 0.4% annual growth rate for the first quarter of 2011 and estimated to be 1.3% for the second quarter, according to the Commerce Department.

The high level of uncertainty throughout the twelve-month period resulted in a schizophrenic investor appetite for risk. Volatility was high as the inability of Wall Street firms to buy assets for their own balance sheets contributed to swings in valuations. Virtually all non-government sectors of the market enjoyed strong performance from late

6	Nuveen Investments

2010 through the first quarter of 2011, as the liquidity provided by the Fed’s balance sheet expansion emboldened investor risk tolerance, causing a strong run in both equities and riskier fixed-income securities. This powerful positive technical rally came to an abrupt halt midway through the second quarter of 2011 as investors increasingly worried about a tightening of monetary policy in emerging markets, a Greek default, U.S. budget woes and a downshift in global growth. Despite second quarter’s give-back in relative performance, non-government bonds outperformed significantly overall for the reporting period, with sectors such as investment-grade corporate debt, high-yield corporate debt and commercial mortgage-backed securities (CMBS) beating U.S. Treasuries by considerable amounts.

The high-yield market, in particular, benefited from its high coupon levels in a low-interest rate market, leading to strong investor demand and record fund inflows into the asset class. Also, default rates continued to decrease as measured by Moody’s speculative-grade default rate, which finished the fiscal year at 2.2%, down from 6.4% a year ago. Across the high-yield sector, CCC-rated bonds were the best performers among the various quality tiers, returning 18.5% over the twelve-month period.

In the U.S. Treasury market, short and intermediate rates remained at historically low levels, falling even further during the fiscal year. For example, yields on one-year Treasury bills began the period at 0.32% and ended at 0.19%, while five-year Treasury notes went from 1.80% to 1.76%. Rates on longer term Treasury securities rose slightly over the year. For the majority of the period, U.S. Treasury Inflation-Protected Securities (TIPS) outpaced nominal Treasuries, particularly in the shorter maturity ranges, as stronger growth prospects, the rapid rise in energy prices and the expected flow-through of these prices to the consumer price index (CPI) fueled investors’ appetite for inflation protection. However, the TIPS market experienced somewhat of a reversal in performance in the second quarter of 2011 as inflation expectations lowered due to weaker-than-expected economic data, falling energy prices and an anticipated downturn in seasonal CPI reports.

How did the Funds perform during the twelve-month period ended June 30, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year, ten-year and since inception periods ending June 30, 2011. Each Fund’s returns are compared with the performance of the appropriate Barclays Capital bond index and Lipper peer fund category average.

What strategies were used to manage the Funds during the twelve-month reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the portfolios, as well as market conditions. We use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. Going into the reporting period, we were generally comfortable with the Funds’ positioning and saw little need to make large-scale shifts to the Funds’ weightings.

Nuveen Investments	7

The Funds also invested in various derivative instruments to manage foreign currency exposure, duration and yield curve, to manage views of volatility, to hedge against changes in rate spreads and to increase credit exposure. (Refer to the Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on the derivative instruments each Fund invested during this reporting period.)

Nuveen Core Bond Fund (formerly known as First American Core Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Category Average for the twelve-month period ended June 30, 2011. The majority of the Fund’s outperformance was driven by our sector positioning, specifically our overweights to investment-grade corporate bonds, CMBS and high-yield corporate bonds. We overweighted these sectors because of our view that the economy would recover to expand at a modest pace and that corporate credit fundamentals would continue to be extremely supportive of valuations within the sector. Furthermore, we anticipated that the Fed’s balance sheet expansion would be successful in moving cash off the sidelines and into riskier asset classes. Therefore, we increased the Fund’s overall risk level by adding exposure to both new-issue CMBS and high-yield corporates. These sectors were the strongest U.S. fixed-income performers during the reporting period.

We believed that positive bottom-up fundamentals and strong sector-specific technical factors would remain largely intact over the long run; however, as the last six months of the reporting period progressed, the combination of less attractive valuations and higher levels of macro uncertainty prompted us to reduce aggregate risk levels in the Fund. Specifically, we lowered the Fund’s exposure to investment-grade corporate bonds by about 9%, mostly by trimming exposure to the financial sector, which had enjoyed strong performance. As of June 30, 2011, the Fund’s investment-grade corporate credit exposure of approximately 30% was at its lowest level in several years. The proceeds of these sales were redeployed into the agency mortgage-backed securities sector as we felt that relative valuations were finally attractive enough to warrant a modest overweight. We also decreased the Fund’s overall risk within the CMBS sector by swapping into new-issue deals with stronger loan characteristics that came to market as the reporting period closed. At period end, the Fund’s CMBS weighting was approximately 13% of net assets.

Our duration policy, which focuses on the Fund’s sensitivity to interest rate changes, was close to neutral compared to the benchmark throughout most of the period. Therefore, it was not a major factor in the Fund’s performance.

Nuveen High Income Bond Fund (formerly known as First American High Income Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Category Average for the twelve-month period ended June 30, 2011. The Fund’s relative performance was aided by our tactical overweights to higher-yielding securities, generally single B and CCC rated debt, and from overweighting cyclical industries. For example, we overweighted the oilfield services, paper and media sectors, benefiting from the higher yields and improving fundamentals in these areas. Overall, the high-yield market continued to benefit from the ability of high-yield issuers to successfully refinance debt

8	Nuveen Investments

and extend maturities. Indeed, defaults dropped significantly during the fiscal year, and the Fund experienced no new bankruptcies among its holdings. At the margin, the improvement in corporate liquidity benefited low-rated companies disproportionately more, which was a compelling reason for us to continue to overweight the single B and CCC rated segments in the Fund.

The Fund continued to maintain a roughly 10% allocation to emerging market corporate and sovereign debt. This was a small detractor to the Fund’s overall performance, as emerging market-related debt underperformed its domestic counterparts in the last three months of the reporting period. The reasons for the sector shortfall were both credit-specific, as in the case of Sino-Forest in Asia, and also reflected the growth uncertainty in the United States and the negative headlines surrounding Greece’s debt woes. While the Fund was not exposed to Sino-Forest and the accusations of faulty accounting, it did have other holdings in China that lost value in the resulting sell off of many Chinese securities. However, from a fundamental standpoint, we continued to anticipate strong fundamentals for emerging market corporates and plan to maintain or add to the Fund’s positions.

Also, the Fund’s below-market exposure to the technology and financial sectors was a slight detractor to results versus the index. Within the financial sector, many of the issuers were new entrants into the high-yield universe coming out of the financial crisis and did well as balance sheets were repaired in the banking and insurance sectors. While we were active in adding securities within the sector to the Fund, the powerful rally still left us and the majority of high-yield investors behind as it was difficult to gain exposure in a timely manner. In all, financials were among the top performers during the fiscal year, registering a 20.7% gain versus the broad high-yield market return of 15.5%, as measured by the Barclays Capital High Yield 2% Issuer Capped Index.

We added to the Fund’s holdings in energy, refining and oilfield services, which were some of the better-performing industries throughout the period. Specifically, the oilfield services sector continued to benefit from increased spending on exploration and production in North America and other areas of the world. Oil and natural gas companies are expected to spend $122 billion in the United States alone this year on exploration and production, a 22% increase from 2010. We also continued to overweight such areas as media, basic materials and industrials, all expected to benefit from a gradual acceleration in economic activity.

We used the more favorable environment for financials to add to select closed-end funds and preferred stocks. The Fund carried a roughly 10% allocation to out-of-index securities, consisting predominately of preferred stocks, various closed-end funds and dividend-paying stocks. Our allocation to preferred securities and equities increased marginally during the period, which was mainly a function of relative value opportunities versus traditional high-yield securities.

Fund flows into the high-yield asset class continued to be brisk until a quick reversal occurred in May and June 2011 when the markets began the process of analyzing the second mid-cycle slowdown in this reporting period. Market technical factors, however, still appear rather balanced despite the record amount of issuance. The pricing of $262 billion in high-yield bonds in 2010 and roughly $180 billion through the second quarter of 2011 has been met with strong investor demand. Nonetheless, as the more volatile financial market conditions spilled into the high-yield market, it experienced a bout of

Nuveen Investments	9

outflows and selling pressure. However, we believed that the still-steep yield curve and the high base of current income left the high-yield sector positioned relatively well among competing asset classes.

Nuveen Inflation Protected Securities Fund (formerly known as First American Inflation Protected Securities Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper U.S. Treasury Inflation-Protected Securities Category Average, but fell short of the Barclays Capital U.S. TIPS Index for the twelve-month period ended June 30, 2011. We began the Fund’s fiscal year with a modest underweight position in all TIPS segments, particularly 5-year maturities, which proved beneficial as TIPS underperformed. During the middle portion of the reporting period, improvements in economic data supported a more optimistic outlook for growth, which in turn increased investors’ appetite for inflation protection. The Fund’s continued underweight position in TIPS hindered performance as they outperformed nominal U.S. Treasuries. However, within the Fund’s TIPS exposure, we made an advantageous reallocation out of 10-year and longer maturity TIPS and overweighted 5-year maturities in the fourth quarter of 2010 and first quarter of 2011, which helped the Fund capture the relative outperformance of the 5-year securities on the TIPS yield curve. As the outlook for economic growth and inflation lowered toward the end of the reporting period, the Fund also benefited from a rotation out of 5-year maturities. This underweight at the front end of the TIPS yield curve aided results as the shortest maturities underperformed the most in the final months of the fiscal year.

The Fund’s performance also benefited from our allocations to non-TIPS spread sectors, which produced solid excess returns in the strong-performing environment for risk assets. For example, the Fund’s positions in the high-yield and CMBS sectors, which were 1.4% and 7.2% of Fund assets as of period end, respectively, contributed positively to performance. Foreign exposure also added to results with positions in non-dollar bonds and currency exposures performing well. The Fund particularly benefited from positions in growth-sensitive currencies such as the Canadian and Australian dollar.

At the end of the reporting period, the Fund was positioned for TIPS yields to move higher and for the continued relative outperformance of longer maturity TIPS over shorter maturity TIPS out to five years. Because we remained fundamentally constructive on high-yield corporate bonds and CMBS, we maintained the Fund’s positions in both sectors. We are also maintaining the Fund’s foreign exposure.

Our duration policy, which focuses on the Fund’s sensitivity to interest rate changes, was close to neutral compared to the benchmark throughout most of the period. Therefore, it was not a major factor in the Fund’s performance.

Nuveen Intermediate Government Bond Fund (formerly known as First American Intermediate Government Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital Intermediate Government Bond Index and the Lipper Intermediate U.S. Government Funds Category Average for the twelve-month period ended June 30, 2011. The majority of the Fund’s outperformance was driven by our sector positioning, specifically our overweights to CMBS, mortgage-backed securities (MBS) and agency debt. We emphasized these sectors because of our view that the economy would recover

10	Nuveen Investments

to expand at a modest pace and that non-U.S. Treasury fundamental and technical factors would continue to be extremely supportive of valuations. The Fund’s corresponding underweight to nominal U.S. Treasuries also was beneficial as the Treasury market underperformed other fixed-income asset classes over the year.

During the twelve-month period, we reduced the Fund’s U.S. Treasury exposure by about 17% because we believed we could find more compelling opportunities in other sectors. MBS, in particular, enjoyed continued strong underpinnings, given investors’ appetite for high-quality assets that offer incremental yield to Treasuries and low prepayment risk due to the constrained refinancing housing environment. At period end, the Fund’s MBS weighting had increased to approximately 39% of net assets. We also modestly increased our overall exposure to agency debt and asset-backed securities, ending the period with approximately 41% and 6% in these two sectors, respectively. Agency bonds offer incremental yield over U.S. Treasuries while asset-backed securities are high-quality securities that provide additional yield in the shorter maturity section of the yield curve.

Throughout the period, we made a number of tactical changes to the Fund’s duration (its price sensitivity to interest-rate movements), but overall did not stray far from a neutral position relative to the benchmark.

Nuveen Intermediate Term Bond Fund (formerly known as First American Intermediate Term Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital Intermediate Government/Credit Index and the Lipper Short-Intermediate Investment-Grade Debt Funds Category Average for the twelve-month period ended June 30, 2011. The Fund’s strong outperformance was mainly driven by our sector positioning, specifically overweights to CMBS, investment-grade corporate bonds and mortgage-backed securities. We emphasized these sectors because of our view that the economy would recover and expand at a modest pace and that corporate credit fundamentals would continue to be extremely supportive of valuations. Furthermore, we anticipated that the Fed’s balance sheet expansion would be successful in moving cash off the sidelines and into riskier asset classes.

We believed that positive bottom-up fundamentals and strong sector-specific technical factors would remain largely intact over the long run; however, as the final six months of the reporting period progressed, the combination of less attractive valuations and higher levels of macro uncertainty prompted us to reduce aggregate risk levels in the Fund. Specifically, we lowered the Fund’s exposure to corporate bonds by approximately 5% over the twelve-month period, mostly by trimming its exposure to the financial sector, which had enjoyed extremely strong performance. As of June 30, 2011, the Fund’s corporate credit exposure of approximately 46% was at its lowest level in several years. We increased the Fund’s exposure to CMBS during the fiscal year, ending with an approximately 11% weighting in the sector. Within that sector, however, we decreased the Fund’s overall risk by swapping into new-issue deals with stronger loan characteristics that came to market as the reporting period closed. The Fund’s allocations to the mortgage-backed securities and asset-backed securities sectors remained fairly unchanged, closing the fiscal year at approximately 16% and 15%, respectively. We continued to have only a small allocation to U.S. Treasuries (approximately 2% at the end of the period) because we saw more attractive opportunities in other asset classes.

Nuveen Investments	11

Our duration policy, which focuses on the Fund’s sensitivity to interest rate changes, was close to neutral compared to its benchmark throughout most of the period. Therefore, it was not a major factor in the Fund’s performance.

Nuveen Short Term Bond Fund (formerly known as First American Short Term Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital 1-3 Year Government/Credit Bond Index and the Lipper Short Investment-Grade Debt Funds Category Average for the twelve-month period ended June 30, 2011. The Fund’s outperformance relative to its peers and benchmark was driven by our sector positioning and security selection. From a sector perspective, our main investment theme was to position the Fund with an underweight to government-related bonds and a large overweight to short duration securities in the asset-backed security and corporate bond sectors. From a macro perspective, our view has been that the global expansion would continue at a pace that was fundamentally supportive of continued improvement in credit fundamentals for corporate bonds and some segments of the structured assets market. As loan performance stabilized and corporate earnings improved, this certainly proved true. At the same time, we expected that liquidity would improve after the late 2010 balance sheet expansion by the Fed and that supply/demand dynamics would also be quite supportive. This strategy paid off as many investors expressed a preference for short duration, higher credit quality securities while issuance in certain sectors was historically light.

Security selection was also a strong positive for the Fund. Our bias toward owning issues from the financial sector, which performed well, was beneficial to the Fund as was our addition of short duration, non-agency mortgage assets. Additionally, the investment policy of the Fund was expanded in early 2011 to allow for greater flexibility with regard to credit quality, raising the maximum limit for non-investment grade securities from 10% to 20% of assets. We took advantage of this increased flexibility by selectively adding slightly less than 5% in non-rated holdings from the asset-backed securities and tax-exempt sectors. These sectors periodically offer interesting opportunities for investors who have ratings flexibility and strong research capabilities. We expect a “bottom up” approach focused on in-depth research to be an important performance driver in the investment environment going forward.

Elsewhere in the Fund, we tactically managed risk exposure in the CMBS and high-yield sectors as valuations changed and the fundamental backdrop shifted. We increased the Fund’s weighting to CMBS and high yield in late 2010, and subsequently brought its high-yield weighting way down in April 2011. Late in the period, we took advantage of the subsequent sharp repricing in the high-yield segment to add slightly to the Fund’s weighting.

On a negative note, we positioned the Fund’s duration (its price sensitivity to interest-rate movements), toward the lower end of the one- to three-year policy range. This positioning was a drag on performance against both our peers and the benchmark as rates dropped and prices rose amid the global macro uncertainty in the second quarter of 2011.

Nuveen Total Return Bond Fund (formerly known as First American Total Return Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Category Average for the twelve-month period ended June 30, 2011. The largest

12	Nuveen Investments

contributors to the Fund’s outperformance were its sector overweights in investment-grade and high-yield corporates as well as positions in foreign bonds and currencies. The Fund particularly benefited from positions in growth-sensitive currencies such as the Canadian and Australian dollars. The Fund’s overweights to CMBS also added value, as did credit selection within the corporate sector, particularly our overweight to financial issuers. The Fund’s positioning during the year was driven by our view that the economy would recover to expand at a modest pace and that corporate credit fundamentals would continue to be extremely supportive of valuations within the sector. Financial conditions were further supported by the Fed’s ongoing commitment to provide an extraordinary level of monetary accommodation through low rates and asset purchases. Heading into the period, we judged that valuations for non-government bond market sectors provided ample compensation to long-term investors.

During the period, we took advantage of market strength and strong valuations to reduce exposure to some of the Fund’s overweights, even though we believed that positive bottom-up fundamentals and strong sector-specific technical factors would remain largely intact over the long run. As 2011 progressed, the combination of less attractive valuations and higher levels of macro uncertainty also prompted us to reduce the Fund’s aggregate risk level. We lowered the Fund’s exposure to investment-grade corporate bonds (including financials) by approximately 9%, cut its high-yield weight and moderated foreign currency exposure. Although we generally maintained these lower overall exposures, we did take advantage of the subsequent sharp repricing in the high-yield segment to add slightly to the Fund’s weighting at the end of the period. The bulk of the proceeds from these sales went into mortgage-backed securities as that sector cheapened, bringing the Fund’s weighting to approximately 29%, which is closer to the index weight. We also continued to underweight U.S. Treasuries and agencies in the portfolio.

Our duration positioning, which focuses on the Fund’s sensitivity to interest rate changes, was generally neutral to defensive during the period, detracting marginally from performance.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. The guarantee provided by the U.S. government to treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the fund shares. Below investment grade securities carry heightened credit risk and potential for default. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments. The potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Nuveen Investments	13

[THIS PAGE INTENTIONALLY LEFT BLANK]

14	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following fourteen pages.

Returns quoted represent past performance, which not predictive of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	5.73%	6.25%	5.16%
Class A Shares at maximum Offering Price	1.22%	5.34%	4.70%
Barclays Capital Aggregate Bond Index*	3.90%	6.52%	5.74%
Lipper Intermediate Investment Grade Debt Funds Category Average*	5.10%	6.01%	5.25%

Class B Shares w/o CDSC	4.97%	5.45%	4.38%
Class B Shares w/CDSC	-0.03%	5.29%	4.38%
Class C Shares	4.97%	5.46%	4.38%
Class I Shares	6.09%	6.52%	5.43%

	1-Year	5-Year	Since Inception**
Class R3 Shares	5.54%	6.04%	4.72%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an upfront sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.96%
Class B	1.71%
Class C	1.71%
Class R3	1.21%
Class I	0.71%

*	Refer to the Glossary of Terms Used in the Report for definitions.

**	Since inception returns for Class R3 Shares are from 9/24/01.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	17.61%	8.19%	7.21%
Class A Shares at maximum Offering Price	12.06%	7.14%	6.68%
Barclays Capital High Yield 2% Issuer Capped Index**	15.53%	9.42%	8.98%
Lipper High Current Yield Funds Category Average**	14.96%	7.02%	7.19%

Class B Shares w/o CDSC	16.59%	7.35%	6.43%
Class B Shares w/CDSC	11.59%	7.21%	6.43%
Class C Shares	16.67%	7.39%	6.43%
Class R3 Shares	17.28%	7.90%	7.59%
Class I Shares	17.77%	8.43%	7.48%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.27%	1.14%
Class B	2.02%	1.89%
Class C	2.02%	1.89%
Class R3	1.52%	1.39%
Class I	1.02%	0.89%

The Fund’s adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 1.10%, 1.85%, 1.85%, 1.35%, and 0.85% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Since inception returns for Class A, B, C and I Shares, and for the comparative index and average, are from 8/30/01. Since inception return for Class R3 Shares is from 9/24/01.

**	Refer to the Glossary of Terms Used in the Report for definitions.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	7.30%	6.27%	5.10%
Class A Shares at maximum Offering Price	2.73%	5.36%	4.43%
Barclays Capital U.S. TIPs Index**	7.74%	6.91%	5.71%
Lipper Treasury Inflation Protected Securities Funds Category Average**	7.03%	5.74%	5.07%

Class C Shares	6.59%	5.45%	4.29%
Class R3 Shares	6.31%	5.85%	4.75%
Class I Shares	7.62%	6.51%	5.35%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.17%	0.86%
Class C	1.92%	1.61%
Class R3	1.42%	1.11%
Class I	0.92%	0.61%

The Fund’s adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.85%, 1.60%, 1.10%, and 0.60% for Class A, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Since inception returns are from 10/1/04.

**	Refer to the Glossary of Terms Used in the Report for definitions.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	3.10%	5.48%	3.82%
Class A Shares at maximum Offering Price	0.02%	4.83%	3.46%
Barclays Capital Intermediate Government Bond Index**	2.65%	5.85%	4.31%
Lipper Intermediate U.S. Government Funds Category Average**	2.35%	5.58%	4.05%

Class C Shares	2.32%	N/A	3.20%
Class R3 Shares	2.75%	N/A	3.65%
Class I Shares	3.25%	5.64%	3.98%
Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.20%	0.75%
Class C	1.95%	1.60%
Class R3	1.45%	1.10%
Class I	0.95%	0.60%

The Fund’s adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.75%, 1.60%, 1.10%, and 0.60% for Class A, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors. In addition, the Fund’s distributor has contractually agreed to limit its Class A Share 12b-1 fees to 0.15% of average daily net assets through March 31, 2012.

*	Since inception returns for Class A and I Shares, and for the comparative index and average are from 10/25/02. Since inception returns for Class C and R3 Shares are from 10/28/09.

**	Refer to the Glossary of Terms Used in the Report for definitions.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Intermediate Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.70%	6.00%	4.91%
Class A Shares at maximum Offering Price	1.55%	5.35%	4.59%
Barclays Capital Intermediate Government/Credit Bond Index*	3.77%	6.08%	4.91%
Lipper Short-Intermediate Investment Grade Debt Funds Category Average*	3.98%	5.08%	4.04%

Class I Shares	4.76%	6.13%	5.07%

Since Inception**
Class C Shares	1.76%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.96%	0.86%
Class C	1.71%	1.71%
Class I	0.71%	0.71%

The Fund’s distributor has contractually agreed to limit its Class A Share 12b-1 fees to 0.15% of average daily net assets through March 31, 2012.

*	Refer to the Glossary of Terms Used in the Report for definitions.

**	Since inception return for Class C Shares is from 1/18/11.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.00%	4.17%	3.48%
Class A Shares at maximum Offering Price	0.68%	3.69%	3.25%
Barclays Capital 1-3 Year Government/Credit Bond Index*	1.90%	4.52%	4.01%
Lipper Short Investment-Grade Debt Funds Category Average*	2.80%	3.84%	3.50%

Class I Shares	3.16%	4.34%	3.65%

	1-Year	Since Inception**
Class C Shares	2.22%	2.47%

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.84%
Class C	1.59%
Class I	0.59%

*	Refer to the Glossary of Terms Used in the Report for definitions.

**	Since inception return for Class C Shares is from 10/28/09.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of 6/30/11

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	8.69%	7.58%	6.24%
Class A Shares at maximum Offering Price	4.03%	6.64%	5.77%
Barclays Capital Aggregate Bond Index*	3.90%	6.52%	5.74%
Lipper Intermediate Investment-Grade Debt Funds Category Average*	5.10%	6.01%	5.25%

Class B Shares w/o CDSC	7.84%	6.76%	5.42%
Class B Shares w/CDSC	2.84%	6.61%	5.42%
Class C Shares	7.85%	6.77%	5.42%
Class I Shares	8.99%	7.84%	6.49%

	1-Year	5-Year	Since Inception**
Class R3 Shares	8.40%	7.27%	6.00%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an upfront sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.98%	0.90%
Class B	1.73%	1.73%
Class C	1.73%	1.73%
Class R3	1.23%	1.23%
Class I	0.73%	0.73%

The Fund’s adviser has contractually agreed to reimburse Class A Share 12b-1 fees through March 31, 2012, to the extent necessary so that total annual Fund operating expenses, after fee waivers and/or expense reimbursement and excluding acquired Fund fees and expenses, do not exceed 0.89% for Class A Shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in the Report for definitions.

**	Since inception return for Class R3 Shares is from 9/24/01.

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	29

Yields (Unaudited) as of June 30, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	3.51%	3.31%
Class B Shares	2.91%	2.70%
Class C Shares	2.95%	2.73%
Class R3 Shares	3.44%	3.21%
Class I Shares	3.91%	3.71%

Nuveen High Income Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	6.82%	7.32%
Class B Shares	6.41%	6.92%
Class C Shares	6.39%	6.94%
Class R3 Shares	6.89%	7.44%
Class I Shares	7.43%	7.94%

Nuveen Inflation Protected Securities Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	.79%	5.60%
Class C Shares	.11%	5.10%
Class R3 Shares	.61%	5.60%
Class I Shares	1.09%	6.09%

Nuveen Intermediate Government Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	2.11%	1.66%
Class C Shares	1.29%	.87%
Class R3 Shares	1.83%	1.37%
Class I Shares	2.31%	1.87%

Nuveen Intermediate Term Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	3.11%	2.24%
Class C Shares	2.36%	1.69%
Class I Shares	3.34%	2.47%

30	Nuveen Investments

Nuveen Short Term Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	2.16%	1.85%
Class C Shares	1.37%	1.05%
Class I Shares	2.38%	2.04%

Nuveen Total Return Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	3.75%	3.49%
Class B Shares	3.15%	2.80%
Class C Shares	3.15%	2.82%
Class R3 Shares	3.62%	3.32%
Class I Shares	4.12%	3.82%

(1)	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	31

Holding Summaries (Unaudited) as of June 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

Nuveen Core Bond Fund

Bond Credit Quality1

Nuveen High Income Bond Fund

Bond Credit Quality1

Nuveen Inflation Protected Securities Fund

Bond Credit Quality1

Nuveen Intermediate Government Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Corporate Bonds	30.3%
U.S. Government Agency Mortgage-Backed Securities	25.9%
Commercial Mortgage-Backed Securities	10.6%
Money Market Funds[2]	10.1%
Asset-Backed Securities	7.5%
Short-Term Investments	5.4%
Other	10.2%

Portfolio Composition[1]
High Yield Corporate Bond	67.3%
Money Market Funds[2]	22.5%
Short-Term Investments	1.2%
Other	9.0%

Portfolio Composition[1]
U.S. Government & Agency Securities	59.0%
Money Market Funds[2]	31.7%
Short-Term Investments	0.9%
Other	8.4%

Portfolio Composition[1]
U.S. Government & Agency Securities	35.3%
Money Market Funds[2]	19.3%
U.S. Government Agency Mortgage-Backed Securities	18.9%
Collateralized Mortgage Obligation-U.S. Government Agency Mortgage-Backed Securities	6.5%
Short-Term Investments	7.4%
Other	12.6%

1	As a percentage of total investments (excluding investments in derivatives) as of June 30, 2011. Holdings are subject to change.

2	Represents investments purchased with proceeds from securities lending.

32	Nuveen Investments

Nuveen Intermediate Term Bond Fund

Bond Credit Quality1

Nuveen Short Term Bond Fund

Bond Credit Quality1

Nuveen Total Return Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Corporate Bonds	37.6%
Money Market Funds[2]	14.8%
Asset-Backed Securities	12.4%
Commercial Mortgage-Backed Securities	9.4%
U.S. Government & Agency Securities	5.8%
Collateralized Mortgage Obligation-U.S. Government Agency Mortgage-Backed Securities	5.6%
Short-Term Investments	4.8%
Other	9.6%

Portfolio Composition[1]
Corporate Bonds	40.3%
Asset-Backed Securities	16.0%
Commercial Mortgage-Backed Securities	10.9%
Money Markets Funds[2]	8.2%
U.S. Government Agency Mortgage-Backed Securities	6.7%
Short-Term Investments	4.8%
Other	13.1%

Portfolio Composition[1]
Corporate Bonds	39.6%
U.S. Government Agency Mortgage-Backed Securities	22.7%
Commercial Mortgage-Backed Securities	8.4%
Money Market Funds[2]	7.6%
Short-Term Investments	11.9%
Other	9.8%

1	As a percentage of total investments (excluding investments in derivatives) as of June 30, 2011. Holdings are subject to change.

2	Represents investments purchased with proceeds from securities lending.

Nuveen Investments	33

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class C Shares of Intermediate Term Bond reflect only the first 164 days of the Class’s operations they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,026.60	$1,023.70	$1,023.80	$1,026.20	$1,028.80	$1,020.13	$1,016.36	$1,016.36	$1,018.84	$1,021.32
Expenses Incurred During Period	$4.77	$8.53	$8.53	$6.03	$3.52	$4.71	$8.50	$8.50	$6.01	$3.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .94%, 1.70%, 1.70%, 1.20%, and ..70% for Classes A, B, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen High Income Bond Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,048.60	$1,044.90	$1,044.80	$1,048.00	$1,049.90	$1,019.34	$1,015.62	$1,015.62	$1,018.10	$1,020.58
Expenses Incurred During Period	$5.59	$9.38	$9.38	$6.91	$4.32	$5.51	$9.25	$9.25	$6.76	$4.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.10%, 1.85%, 1.85%, 1.35% and ..85% for Classes A, B, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Inflation Protected Securities Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,051.50	$1,048.00	$1,049.60	$1,053.70	$1,020.58	$1,016.86	$1,019.34	$1,021.82
Expenses Incurred During Period	$4.32	$8.12	$5.59	$3.06	$4.26	$8.00	$5.51	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.10%, and .60% for Classes A, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

34	Nuveen Investments

Nuveen Intermediate Government Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,020.20	$1,016.80	$1,019.60	$1,020.90	$1,021.08	$1,016.86	$1,019.34	$1,021.82
Expenses Incurred During Period	$3.76	$8.00	$5.51	$3.01	$3.76	$8.00	$5.51	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.60%, 1.10%, and .60% for Classes A, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Intermediate Term Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,024.90	$1,017.60	$1,024.70	$1,020.58	$1,016.36	$1,021.32
Expenses Incurred During Period	$4.27	$8.50	$3.51	$4.26	$8.50	$3.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85% and .70% for Classes A and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class C of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.70% multiplied by the average account value over the period, multiplied by 164/365 (to reflect the 164 days in the period since class commencement of operations).

Nuveen Short Term Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,015.10	$1,010.90	$1,016.00	$1,021.27	$1,017.06	$1,022.02
Expenses Incurred During Period	$3.55	$7.78	$2.80	$3.56	$7.80	$2.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.56%, and .56% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Total Return Bond Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,032.30	$1,029.40	$1,028.40	$1,031.70	$1,034.40	$1,020.38	$1,016.27	$1,016.27	$1,018.74	$1,021.22
Expenses Incurred During Period	$4.48	$8.65	$8.65	$6.15	$3.63	$4.46	$8.60	$8.60	$6.11	$3.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .89%, 1.72%, 1.72%, 1.22%, and ..72% for Classes A, B, C, R3, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	35

Shareholder Meeting Report (Unaudited)

A special meeting of shareholders was held in the offices of FAF Advisors, Inc. on December 17, 2010; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Investment Advisory Agreement and the approval of an Investment Sub-Advisory Agreement.

	Nuveen Core Bond Fund	Nuveen High Income Bond Fund	Nuveen Inflation Protected Securities Fund	Nuveen Intermediate Government Bond Fund	Nuveen Intermediate Term Bond Fund	Nuveen Short Term Bond Fund	Nuveen Total Return Bond Fund
To approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.
For	84,701,158	39,254,456	13,211,937	14,025,405	52,914,467	50,401,541	50,264,660
Against	167,783	69,703	48,188	12,995	110,514	150,981	74,869
Abstain	874,527	68,372	9,817	15,586	62,269	86,129	145,615
Broker Non-Votes	5,514,543	3,527,657	1,337,477	1,281,497	1,701,659	5,907,413	3,304,660
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Approval of the Board Members was reached as follows:

John P. Amboian
For	90,308,630	42,812,258	14,584,473	15,296,054	54,573,090	56,316,726	53,714,191
Withhold	949,381	107,930	22,946	39,429	215,819	229,338	75,613
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Robert P. Bremner
For	90,293,138	42,823,479	14,582,087	15,298,205	54,565,920	56,297,504	53,708,705
Withhold	964,873	96,709	25,332	37,278	222,989	248,560	81,099
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Jack B. Evans
For	90,328,064	42,775,323	14,584,473	15,263,028	54,574,661	56,340,828	53,672,984
Withhold	929,947	144,865	22,946	72,455	214,248	205,236	116,820
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
William C. Hunter
For	90,333,839	42,823,814	14,584,473	15,298,781	54,579,109	56,340,828	53,672,984
Withhold	924,172	96,374	22,946	36,702	209,800	205,236	116,820
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
David J. Kundert
For	90,290,839	42,828,452	14,582,163	15,298,205	54,526,189	56,283,360	53,711,404
Withhold	967,172	91,736	25,256	37,278	262,720	262,704	78,400
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
William J. Schneider
For	90,295,443	42,828,818	14,582,087	15,295,478	54,528,051	56,283,360	53,711,404
Withhold	962,568	91,370	25,332	40,005	260,858	262,704	78,400
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Judith M. Stockdale
For	90,363,785	42,831,363	14,586,428	15,298,205	54,572,582	56,340,180	53,674,679
Withhold	894,226	88,825	20,991	37,278	216,327	205,884	115,125
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Carole E. Stone
For	90,354,616	42,769,794	14,586,352	15,262,452	54,572,431	56,329,668	53,675,683
Withhold	903,395	150,394	21,067	73,031	216,478	216,396	114,121
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Virginia L. Stringer
For	90,071,779	42,825,979	14,584,118	15,298,205	54,203,402	56,272,270	53,711,404
Withhold	1,186,232	94,209	23,301	37,278	585,507	273,794	78,400
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804
Terence J. Toth
For	90,308,890	42,750,035	14,584,473	15,263,028	54,572,582	56,326,765	53,708,349
Withhold	949,121	170,153	22,946	72,455	216,327	219,299	81,455
Total	91,258,011	42,920,188	14,607,419	15,335,483	54,788,909	56,546,064	53,789,804

36	Nuveen Investments

Report of Independent

Registered Public Accounting Firm

The Board of Directors and Shareholders

Nuveen Core Bond Fund (formerly known as First American Core Bond Fund)

Nuveen High Income Bond Fund (formerly known as First American High Income Bond Fund)

Nuveen Inflation Protected Securities Fund (formerly known as First American Inflation Protected Securities Fund)

Nuveen Intermediate Government Bond Fund (formerly known as First American Intermediate Government Bond Fund)

Nuveen Intermediate Term Bond Fund (formerly known as First American Intermediate Term Bond Fund)

Nuveen Short Term Bond Fund (formerly known as First American Short Term Bond Fund)

Nuveen Total Return Bond Fund (formerly known as First American Total Return Bond Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Core Bond Fund (formerly known as First American Core Bond Fund), Nuveen High Income Bond Fund (formerly known as First American High Income Bond Fund), Nuveen Inflation Protected Securities Fund (formerly known as First American Inflation Protected Securities Fund), Nuveen Intermediate Government Bond Fund (formerly known as First American Intermediate Government Bond Fund), Nuveen Intermediate Term Bond Fund (formerly known as First American Intermediate Term Bond Fund), Nuveen Short Term Bond Fund (formerly known as First American Short Term Bond Fund) and Nuveen Total Return Bond Fund (formerly known as First American Total Return Bond Fund), (the “Funds”) as of June 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Core Bond Fund (formerly known as First American Core Bond Fund), Nuveen High Income Bond Fund (formerly known as First American High Income Bond Fund), Nuveen Inflation Protected Securities Fund (formerly known as First American Inflation Protected Securities Fund), Nuveen Intermediate Government Bond Fund (formerly known as First American Intermediate Government Bond Fund), Nuveen Intermediate Term Bond Fund (formerly known as First American Intermediate Term Bond Fund), Nuveen Short Term Bond Fund (formerly known as First American Short Term Bond Fund) and Nuveen Total Return Bond Fund (formerly known as First American Total Return Bond Fund) at June 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

.

Chicago, Illinois

August 26, 2011

Nuveen Investments	37

Portfolio of Investments

Nuveen Core Bond Fund

(formerly known as First American Core Bond Fund)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	CORPORATE BONDS – 36.8%

	Banking – 5.9%

	Ally Financial
$1,650	7.500%, 09/15/2020	$1,724,250

	Banco Bradesco
1,910	4.125%, 05/16/2016 ■ ▼	1,922,033

	Bancolombia
2,900	5.950%, 06/03/2021 ■	2,943,500

	Bank of America
3,725	5.750%, 12/01/2017	3,983,925
2,505	5.875%, 01/05/2021	2,628,934

	BBVA Bancomer
1,425	4.500%, 03/10/2016 ■ ▼	1,449,937

	Citigroup
3,500	8.125%, 07/15/2039 ▼	4,379,788

	Citigroup Capital XXI
3,720	8.300%, 12/21/2077 Δ	3,803,700

	First National Bank of Chicago
1,106	8.080%, 01/05/2018	1,244,798

	HSBC Holdings
4,030	6.800%, 06/01/2038	4,300,683

	JPMorgan Chase
3,695	5.150%, 10/01/2015	3,990,766
4,330	4.400%, 07/22/2020 ▼	4,241,963
2,750	4.250%, 10/15/2020	2,690,421
4,440	5.500%, 10/15/2040 ▼	4,414,639

	JPMorgan Chase Capital XX Series T
1,410	6.550%, 09/29/2066	1,413,463

	Lloyds TSB Bank
4,250	4.875%, 01/21/2016 ▼	4,346,777

	Sovereign Bank
3,675	8.750%, 05/30/2018	4,148,557

	Wachovia Captial Trust III
3,500	5.570%, 03/29/2049 Δ	3,202,500

	Wells Fargo Capital X
2,760	5.950%, 12/15/2086	2,700,039
57,281	Total Banking	59,530,673
	Basic Industry – 2.9%

	Alcoa
1,825	5.400%, 04/15/2021 ▼	1,830,636

	Arcelormittal
5,500	7.000%, 10/15/2039	5,561,017

	Braskem Finance Limited
2,375	5.750%, 04/15/2021 ■ ▼	2,389,962

	Cliffs Natural Resources
1,000	6.250%, 10/01/2040	986,793

	Georgia-Pacific
1,820	5.400%, 11/01/2020 ■ ▼	1,854,820

	Incitec Pivot Finance
3,830	6.000%, 12/10/2019 ■	4,102,053

	International Paper
3,015	8.700%, 06/15/2038	3,750,754

38	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Basic Industry (continued)

	Plum Creek Timberlands
$950	4.700%, 03/15/2021	$936,279

	Southern Copper
2,550	7.500%, 07/27/2035	2,670,003

	Teck Resources Limited
1,440	6.250%, 07/15/2041	1,453,841

	Vale Overseas
3,895	6.875%, 11/10/2039	4,233,008
28,200	Total Basic Industry	29,769,166
	Brokerage – 2.0%

	Goldman Sachs Capital II
2,415	5.793%, 12/29/2049 Δ	1,932,000

	Goldman Sachs Group
4,640	6.000%, 06/15/2020 ▼	4,992,584
3,685	6.750%, 10/01/2037	3,684,938

	Morgan Stanley
6,250	5.500%, 07/24/2020	6,326,193
3,375	5.750%, 01/25/2021 ▼	3,414,923
20,365	Total Brokerage	20,350,638
	Capital Goods – 0.4%

	GE Capital Trust I
4,000	6.375%, 11/15/2067 Δ	4,095,000
	Communications – 4.3%

	American Tower
2,980	5.050%, 09/01/2020	2,935,217

	AT&T
3,530	6.550%, 02/15/2039 ▼	3,871,810

	British Sky Broadcasting
3,450	6.100%, 02/15/2018 ■	3,858,842

	DirecTV Holdings
3,215	5.200%, 03/15/2020 ▼	3,401,753

	Embarq
2,575	7.082%, 06/01/2016 ▼	2,862,422

	Frontier Communications
3,500	8.500%, 04/15/2020	3,815,000

	NBC Universal
1,315	4.375%, 04/01/2021 ■	1,301,259
3,060	6.400%, 04/30/2040 ■ ▼	3,288,720

	News America
3,590	6.650%, 11/15/2037	3,847,399
1,275	6.150%, 02/15/2041 ■	1,263,061

	Sprint Nextel
2,000	6.000%, 12/01/2016	1,997,500

	Time Warner Cable
2,000	8.750%, 02/14/2019	2,548,420
2,410	5.875%, 11/15/2040 ▼	2,378,586

	Verizon Communications
5,870	6.900%, 04/15/2038	6,733,782
40,770	Total Communications	44,103,771
	Consumer Cyclical – 1.9%

	Ingram Micro
2,000	5.250%, 09/01/2017	2,096,462

Nuveen Investments	39

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Consumer Cyclical (continued)

	J.C. Penney
$2,585	5.650%, 06/01/2020	$2,559,150

	Navistar International
2,210	8.250%, 11/01/2021	2,364,700

	O’Reilly Automotive
3,200	4.875%, 01/14/2021	3,215,514

	R.R. Donnelley & Sons
1,990	7.625%, 06/15/2020 ▼	1,966,725

	Time Warner
2,405	4.750%, 03/29/2021 ▼	2,446,491

	Viacom
4,105	6.875%, 04/30/2036	4,582,838
18,495	Total Consumer Cyclical	19,231,880
	Consumer Non Cyclical – 2.8%

	Altria Group
2,100	4.750%, 05/05/2021	2,098,561
2,975	9.950%, 11/10/2038	4,180,012

	Constellation Brands
1,000	7.250%, 05/15/2017	1,087,500

	Express Scripts
3,255	3.125%, 05/15/2016	3,275,057

	HCA
2,400	7.250%, 09/15/2020	2,577,000

	Kraft Foods
2,605	6.500%, 02/09/2040	2,893,566

	Lorillard Tobacco
3,350	8.125%, 06/23/2019 ▼	3,901,919

	Pernod-Ricard
2,275	5.750%, 04/07/2021 ■ ▼	2,375,230

	UnitedHealth Group
3,185	6.875%, 02/15/2038	3,641,844

	Valeant Pharmaceuticals
2,080	6.875%, 12/01/2018 ■ ▼	2,038,400
25,225	Total Consumer Non Cyclical	28,069,089
	Electric – 1.5%

	Comision Federal De Electricidad
2,370	4.875%, 05/26/2021 ■	2,366,682

	Constellation Energy Group
3,305	5.150%, 12/01/2020	3,387,027

	FirstEnergy Solutions
3,690	6.050%, 08/15/2021	3,970,621

	MidAmerican Energy Holdings
2,685	6.125%, 04/01/2036	2,891,449

	NV Energy
2,725	6.250%, 11/15/2020 ▼	2,860,926
14,775	Total Electric	15,476,705
	Energy – 4.3%

	Anadarko Petroleum
3,230	6.200%, 03/15/2040 ▼	3,273,592

	Canadian Oil Sands
3,050	7.750%, 05/15/2019 ■	3,664,398

40	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Energy (continued)

	Chesapeake Energy
$3,000	6.125%, 02/15/2021 ▼	$3,037,500

	Diamond Offshore Drilling
3,280	5.700%, 10/15/2039 ▼	3,239,285

	Ensco
3,870	4.700%, 03/15/2021	3,909,408

	Forest Oil
2,700	7.250%, 06/15/2019 ▼	2,754,000

	Lukoil International Finance
4,785	6.125%, 11/09/2020 ■	4,934,531

	Nabors Industries
2,935	5.000%, 09/15/2020 ▼	2,969,739

	Nexen
3,475	6.400%, 05/15/2037	3,466,365

	Petrobras International Finance
2,495	6.875%, 01/20/2040	2,656,579

	Petro-Canada
2,255	6.800%, 05/15/2038	2,543,478

	Valero Energy
3,290	6.125%, 02/01/2020 ▼	3,615,499

	Weatherford International
3,740	7.000%, 03/15/2038	4,065,982
42,105	Total Energy	44,130,356
	Finance – 4.1%

	Anglogold Holdings
4,530	6.500%, 04/15/2040	4,320,886

	Asciano Finance
3,800	5.000%, 04/07/2018 ■	3,900,643

	Capital One Bank
2,790	8.800%, 07/15/2019	3,424,002

	Countrywide Financial
4,390	6.250%, 05/15/2016	4,626,287

	Discover Financial Services
3,690	10.250%, 07/15/2019	4,768,030

	Fresenius U.S. Finance II
2,450	9.000%, 07/15/2015 ■	2,771,563

	General Electric Capital
2,375	5.300%, 02/11/2021 ▼	2,471,287
	Series MTN
4,915	6.875%, 01/10/2039	5,563,864

	International Lease Finance
1,715	8.875%, 09/01/2017	1,886,500

	TransCapitalinvest
4,995	5.670%, 03/05/2014 ■	5,319,675

	WEA Finance
2,730	4.625%, 05/10/2021 ■ ▼	2,649,348
38,380	Total Finance	41,702,085
	Information Technology – 0.3%

	Applied Materials
2,915	4.300%, 06/15/2021	2,924,727
	Insurance – 3.9%

	Aflac
3,975	6.450%, 08/15/2040 ▼	3,944,202

Nuveen Investments	41

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Insurance (continued)

	Allied World Assurance
$4,805	7.500%, 08/01/2016	$5,506,256

	Catlin Insurance
2,970	7.249%, 12/31/2049 ■ ▼ Δ	2,828,925

	Endurance Specialty Holding
	Series B
105	7.500%, 06/01/2016	2,614,610

	Hartford Financial Services Group
	Series MTN
2,950	6.000%, 01/15/2019	3,150,606

	Liberty Mutual Group
3,015	5.000%, 06/01/2021 ■	2,854,976

	Lincoln National
2,295	8.750%, 07/01/2019	2,896,056
3,205	6.050%, 04/20/2067	3,084,812

	MetLife Capital Trust IV
2,980	7.875%, 12/15/2067 ■	3,113,227

	Pacific Life Insurance
1,640	6.000%, 02/10/2020 ■	1,758,605

	Prudential Holdings
	Series B
4,000	7.245%, 12/18/2023 ■	4,660,120

	ZFS Finance USA Trust V
2,755	6.500%, 05/09/2067 ■ Δ	2,741,225
34,695	Total Insurance	39,153,620
	Natural Gas – 1.1%

	Chesapeake Midstream Partners
3,215	5.875%, 04/15/2021 ■ ▼	3,174,813

	Energy Transfer Equity
2,665	7.500%, 10/15/2020 ▼	2,824,900

	Kinder Morgan Energy Partners
	Series MTN
3,060	6.950%, 01/15/2038	3,323,487

	NGPL Pipeco
1,500	7.119%, 12/15/2017 ■	1,680,426
10,440	Total Natural Gas	11,003,626
	Real Estate – 0.8%

	Health Care – REIT
2,145	5.250%, 01/15/2022	2,136,763

	Prologis – REIT
2,995	6.875%, 03/15/2020	3,307,109

	Vornado Realty – REIT
2,705	4.250%, 04/01/2015	2,807,566
7,845	Total Real Estate	8,251,438
	Transportation – 0.6%

	Air Canada
1,950	9.250%, 08/01/2015 ■ ▼	1,996,313

	Northwest Airlines
	Series 2007-1, Class A
2,022	7.027%, 11/01/2019	2,062,524

42	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Transportation (continued)

	United Airlines
	Series 2007-1, Class A
$2,405	6.636%, 01/02/2024	$2,416,609
6,377	Total Transportation	6,475,446
$351,868	Total Corporate Bonds (cost $354,662,545)	374,268,220

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 31.5%

	Adjustable Rate Δ – 1.3%

	Federal Home Loan Mortgage Corporation Pool
$139	2.517%, 05/01/2025, #846757	$145,589
749	2.441%, 04/01/2029, #847190	786,819
982	2.627%, 03/01/2030, #847180	1,037,141
1,280	2.421%, 07/01/2030, #847240	1,340,771
506	2.086%, 06/01/2031, #846984	523,105

	Federal National Mortgage Association Pool
3,201	2.375%, 08/01/2030, #555843	3,354,598
212	2.531%, 03/01/2031, #545359	223,120
1,024	2.309%, 09/01/2033, #725553	1,069,298
4,576	5.240%, 11/01/2034, #735054	4,887,301

	Government National Mortgage Association Pool
1	2.625%, 08/20/2023, #008259	1,045
12,670	Total U.S. Government Agency Mortgage-Backed Securities	13,368,787
	Fixed Rate – 30.2%

	Federal Home Loan Mortgage Corporation Pool
922	4.500%, 03/01/2018, #P10023	966,537
2,364	4.500%, 05/01/2018, #P10032	2,485,221
481	6.500%, 01/01/2028, #G00876	548,656
964	6.500%, 11/01/2028, #C00676	1,092,124
736	6.500%, 12/01/2028, #C00689	834,147
417	6.500%, 04/01/2029, #C00742	472,594
1,434	6.500%, 07/01/2031, #A17212	1,625,463
1,357	6.000%, 11/01/2033, #A15521	1,506,363
1,069	7.000%, 08/01/2037, #H09059	1,225,038
4,048	5.816%, 09/01/2037, #1G2163 ▼	4,336,059
436	7.000%, 09/01/2037, #H01292	500,109

	Federal National Mortgage Association Pool
9,779	3.790%, 07/01/2013, #386314	10,143,289
436	5.500%, 02/01/2014, #440780	472,797
113	7.000%, 02/01/2015, #535206	118,736
268	7.000%, 08/01/2016, #591038	296,363
1,352	5.500%, 12/01/2017, #673010	1,468,329
1,624	6.000%, 10/01/2022, #254513	1,793,931
4,020	5.500%, 01/01/2025, #255575	4,381,278
131	7.000%, 04/01/2026, #340798	151,032
206	7.000%, 05/01/2026, #250551	238,052
3,514	6.000%, 08/01/2027, #256852	3,862,638
961	6.500%, 02/01/2029, #252255	1,093,706
1,880	6.500%, 12/01/2031, #254169	2,113,965
3,502	6.000%, 04/01/2032, #745101	3,817,301
1,358	7.000%, 07/01/2032, #254379	1,567,809
577	7.000%, 07/01/2032, #545813	668,081
349	7.000%, 07/01/2032, #545815	400,984
1,814	6.000%, 09/01/2032, #254447	2,012,318
3,452	6.000%, 03/01/2033, #688330 ▼	3,829,594
3,566	5.500%, 04/01/2033, #694605 ▼	3,883,051

Nuveen Investments	43

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)
$2,611	6.500%, 05/01/2033, #555798	$2,971,152
5,560	5.500%, 07/01/2033, #709446	6,054,789
2,708	5.500%, 10/01/2033, #555800	2,948,454
265	6.000%, 11/01/2033, #772130	293,601
624	6.000%, 11/01/2033, #772256	692,202
1,774	5.000%, 03/01/2034, #725248	1,896,168
3,239	5.000%, 03/01/2034, #725250	3,461,898
1	5.000%, 06/01/2034, #782909	959
4,546	6.500%, 06/01/2034, #735273	5,178,704
28,970	4.500%, 07/01/2034 (MDR)(WI/DD)	29,970,363
710	6.000%, 10/01/2034, #781776	784,454
8,221	5.500%, 07/01/2036, #995112	8,947,102
1,832	6.000%, 08/01/2036, #885536	2,032,170
3,424	6.000%, 09/01/2036, #900555 ▼	3,798,022
1,969	6.000%, 06/01/2037, #944340	2,166,015
1,145	6.500%, 08/01/2037, #256845	1,297,110
2,192	6.000%, 09/01/2037, #256890	2,393,562
9,057	5.500%, 01/01/2038, #968975	9,812,038
13,346	5.000%, 03/01/2038, #973241	14,203,605
1	5.000%, 05/01/2038, #983077	1,505
11,303	5.500%, 05/01/2038, #889618	12,244,318
395	6.000%, 06/01/2038, #889706	434,418
2	5.500%, 07/01/2038, #985344	1,961
2,620	6.000%, 08/01/2038, #257307	2,880,115
3,973	6.000%, 10/01/2038, #993138	4,379,926
9,605	5.000%, 06/01/2039 (WI/DD)	10,205,313
8,426	4.500%, 09/01/2039, #AC1877	8,732,776
7,990	4.500%, 12/01/2039, #932323	8,281,212
2,069	5.000%, 12/01/2039, #932260	2,203,833
12,562	5.000%, 05/01/2040, #AD4375	13,372,914
22,120	4.000%, 07/01/2040 (WI/DD)	22,120,000
9,500	5.500%, 07/01/2040 (MDR)(WI/DD)	10,271,875
9,311	4.000%, 11/01/2040, #AE7723	9,324,179
9,569	4.000%, 12/01/2040, #AB1959	9,583,004
12,353	4.000%, 01/01/2041, #AE7265	12,370,289

	Government National Mortgage Association Pool
260	7.500%, 11/15/2030, #537699	306,220
10,799	4.500%, 02/20/2041, #004946	11,389,267
11,500	4.500%, 07/15/2041 (MDR)(WI/DD)	12,101,956
289,682	Total Fixed Rate	307,013,014
$302,352	Total U.S. Government Agency Mortgage-Backed Securities (cost $309,432,472)	320,381,801

Principal Amount (000)	Description ▲	Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 12.9%

	Americold Trust
	Series 2010-ARTA, Class C
$6,125	6.811%, 01/14/2029 ■	$6,343,204

	Banc of America Commercial Mortgage
	Series 2004-5, Class A3
4,918	4.561%, 11/10/2041 Δ	4,942,550

	Bear Stearns Commercial Mortgage Securities
	Series 2005-PW10, Class A4
6,640	5.405%, 12/11/2040 Δ	7,238,670

	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2005-CD1, Class A4
4,570	5.220%, 07/15/2044	4,969,291
	Series 2007-CD4, Class A2B
4,700	5.205%, 12/11/2049	4,799,343
	Series 2007-CD5, Class A4
620	5.886%, 11/15/2044	676,057

44	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

	Commercial Mortgage Pass-Through Certificates
	Series 2006-CN2A, Class A2FX
$4,225	5.449%, 02/05/2019 ■	$4,234,713

	Extended Stay America Trust
	Series 2010-ESHA, Class C
6,410	4.860%, 11/05/2027 ■	6,399,116

	Fosse Master Issuer
	Series 2011-1A, Class A2
4,315	1.619%, 10/18/2054 ■ Δ	4,322,676

	GS Mortgage Securities Trust
	Series 2007-GG10, Class A4
12,415	5.992%, 08/10/2045 ▼ Δ	13,328,748

	JPMorgan Chase Commercial Mortgage Securities
	Series 2010-C1, Class A1
7,651	3.853%, 06/15/2043 ■	7,914,606
	Series 2010-C2, Class A3
8,055	4.070%, 11/15/2043 ■	7,786,806
	Series 2011-C4, Class A3
5,570	4.106%, 07/15/2046 ■	5,557,982
	Series 2011-C4, Class C
2,250	5.251%, 07/15/2046 ■	2,086,287

	LB-UBS Commercial Mortgage Trust
	Series 2004-C2, Class A4
6,000	4.367%, 03/15/2036	6,358,999
	Series 2005-C7, Class A2
3,479	5.103%, 11/15/2030	3,478,016

	Master Reperforming Loans Trust
	Series 2005-1, Class 1A4
5,908	7.500%, 08/25/2034 ■	5,984,280

	Morgan Stanley Capital I
	Series 2011-C1, Class C
2,325	5.256%, 09/15/2047 ■	2,210,564

	Morgan Stanley Dean Witter Capital I
	Series 2002-TOP7, Class A2
6,951	5.980%, 01/15/2039	7,142,032

	OBP Depositor Trust
	Series 2010-OBP, Class A
5,590	4.646%, 07/15/2045 ■	5,801,644

	Vendee Mortgage Trust
	Series 2011-1, Class DA
7,510	3.750%, 02/15/2035	7,850,733

	Wachovia Bank Commerical Mortgage Trust
	Series 2007-WHL8, Class A1
3,238	0.267%, 06/15/2020 ■	2,935,815

	WF-RBS Commercial Mortgage Trust
	Series 2011-C2, Class C
2,300	5.392%, 02/15/2044 ■	2,160,280
	Series 2011-C3, Class A4
5,000	4.375%, 03/15/2044 ■	4,942,578
	Series 2011-C3, Class C
2,250	5.335%, 03/15/2044 ■	2,091,949
$129,015	Total Commercial Mortgage-Backed Securities (cost $128,110,983)	131,556,939

Nuveen Investments	45

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	ASSET-BACKED SECURITIES – 9.1%

	Automotive – 0.9%

	Bank of America Auto Trust Series 2010-2, Class A3
$4,680	1.310%, 07/15/2014	$4,710,433

	Volkswagen Auto Lease Trust Series 2010-A, Class A2
4,523	0.770%, 01/22/2013	4,525,904

	World Omni Auto Receivables Trust Series 2010-A, Class A2
79	0.700%, 05/15/2011	78,899
9,282	Total Automotive	9,315,236
	Credit Cards – 1.1%

	Cabela’s Master Credit Card Trust Series 2011-2A, Class A2
5,005	0.803%, 06/17/2019 ■ Δ	5,005,000

	Discover Card Master Trust Series 2007-A1, Class A1
5,185	5.650%, 03/16/2020	5,939,524
10,190	Total Credit Cards	10,944,524
	Home Equity – 3.8%

	Amresco Residential Security Mortgage Series 1997-3, Class A9
24	6.960%, 03/25/2027	24,065

	Bayview Financial Acquisition Trust Series 2005-D, Class AF4
1,250	5.500%, 12/28/2035	1,028,319

	Countrywide Asset-Backed Certificates Series 2003-SC1, Class M2
766	2.437%, 09/25/2023	624,498
	Series 2007-7, Class 2A2
3,580	0.347%, 10/25/2047 Δ	2,897,219
	Series 2007-9, Class 2A2
3,835	0.317%, 06/25/2047 Δ	3,178,632

	RBSSP Resecuritization Trust Series 2009-8, Class 3A1
855	0.334%, 03/26/2037 ■	839,664
	Series 2009-9, Class 9A1
3,822	0.406%, 09/26/2037 ■	3,679,372
	Series 2009-11, Class 4A1
918	1.944%, 12/26/2037 ■	918,736
	Series 2010-4, Class 1A1
7,499	0.304%, 03/26/2036 ■	6,977,258
	Series 2010-4, Class 5A1
4,922	0.354%, 02/26/2037 ■	4,720,648
	Series 2010-8, Class 4A1
2,161	0.524%, 07/26/2036 ■	2,036,464
	Series 2010-10, Class 2A1
3,979	0.324%, 09/26/2036 ■	3,567,706
	Series 2010-11, Class 2A1
4,301	0.356%, 03/26/2037 ■	4,109,829

	Renaissance Home Equity Loan Trust Series 2005-3, Class AF4
4,365	5.140%, 11/25/2035	3,617,725
42,277	Total Home Equity	38,220,135

46	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Manufactured Housing – 0.1%

	Green Tree Financial Series 2008-MH1, Class A1
$1,147	7.000%, 04/25/2038 ■	$1,172,413
	Other – 3.2%

	AH Mortgage Advance Trust Series 2010-ADV1, Class A1
5,500	3.968%, 08/15/2022 ■	5,582,500
	Series SART-1, Class B1
2,090	5.920%, 05/10/2043 ■	2,121,350

	Fieldstone Mortgage Investment Series 2005-1, Class M4
4,351	1.267%, 03/25/2035	4,051,377

	Henderson Receivables Series 2010-3A, Class A
4,990	3.820%, 12/15/2048 ■	4,932,176

	Ocwen Advance Receivables Backed Notes Series 2009-3A, Class A
3,545	4.140%, 07/15/2023 ■	3,593,744

	Small Business Administration Series 2006-P10B, Class 1
5,246	5.681%, 08/10/2016	5,698,287
	Series 2010-10A, Class 1
6,884	4.108%, 03/10/2020	7,017,291
32,606	Total Other	32,996,725
$95,502	Total Asset-Backed Securities (cost $90,127,778)	92,649,033

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 4.5%

	Adjustable Rate Δ – 2.6%

	Federal Home Loan Mortgage Corporation Series 2704, Class JF
$2,719	0.737%, 05/15/2023	$2,728,588
	Series 2755, Class FN
2,634	0.637%, 04/15/2032	2,637,011
	Series 3423, Class FA
11,872	0.687%, 06/15/2036	11,898,246
	Series 3591, Class FP
4,065	0.787%, 06/15/2039	4,086,952

	Federal National Mortgage Association Series 2005-59, Class DF
4,846	0.386%, 05/25/2035	4,826,669
26,136	Total Adjustable Rate	26,177,466
	Fixed Rate – 1.8%

	Federal Home Loan Mortgage Corporation Series 1022, Class J
17	6.000%, 12/15/2020	19,524
	Series 162, Class F
58	7.000%, 05/15/2021	64,669
	Series 1790, Class A
34	7.000%, 04/15/2022	36,515
	Series 188, Class H
114	7.000%, 09/15/2021	127,210
	Series 2901, Class UB
5,000	5.000%, 03/15/2033	5,379,531

Nuveen Investments	47

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)
	Series 6, Class C
$11	9.050%, 06/15/2019	$12,785

	Federal National Mortgage Association Series 1988-24, Class G
22	7.000%, 10/25/2018	24,913
	Series 1989-44, Class H
21	9.000%, 07/25/2019	24,239
	Series 1989-90, Class E
4	8.700%, 12/25/2019	4,085
	Series 1990-102, Class J
23	6.500%, 08/25/2020	25,373
	Series 1990-105, Class J
199	6.500%, 09/25/2020	219,991
	Series 1990-30, Class E
15	6.500%, 03/25/2020	17,698
	Series 1990-61, Class H
19	7.000%, 06/25/2020	20,810
	Series 1990-72, Class B
17	9.000%, 07/25/2020	19,355
	Series 1991-56, Class M
68	6.750%, 06/25/2021	73,305
	Series 1992-120, Class C
20	6.500%, 07/25/2022	21,780
	Series 2002-83, Class MD
766	5.000%, 09/25/2016	770,070
	Series 2003-30, Class AE
4,984	3.900%, 10/25/2017	5,110,863
	Series 2003-W1, Class B1
1,492	5.750%, 12/25/2042	1,029,321
	Series 2005-44, Class PC
2,121	5.000%, 11/25/2027	2,138,895
	Series 2005-62, Class JE
2,940	5.000%, 06/25/2035	3,153,372
17,945	Total Fixed Rate	18,294,304

	Z-Bonds ☒ – 0.1%

	Federal Home Loan Mortgage Corporation Series 1118, Class Z
39	8.250%, 07/15/2021	44,840

	Federal National Mortgage Association Series 1991-134, Class Z
121	7.000%, 10/25/2021	134,172
	Series 1996-35, Class Z
576	7.000%, 07/25/2026	654,157
736	Total Z-Bonds	833,169
$44,817	Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities (cost $44,176,128)	45,304,939

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS-PRIVATE MORTGAGE-BACKED SECURITIES – 4.6%

	Adjustable Rate Δ – 2.0%

	Arkle Master Issuer
	Series 2010-1A, Class 2A
$5,480	1.411%, 05/17/2060 ■	$5,471,166

	Countrywide Home Loans
	Series 2004-2, Class 2A1
1,424	2.761%, 02/25/2034	1,390,828

48	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Adjustable Rate Δ (continued)

	FDIC Structured Sale Guaranteed Notes
	Series 2010-S1, Class 1A
$5,611	0.736%, 02/25/2048 ■	$5,616,026

	Indymac Index Mortgage Loan Trust
	Series 2005-AR1, Class 4A1
1,250	2.695%, 03/25/2035	1,118,735

	JPMorgan Alternative Loan Trust
	Series 2007-S1, Class A1
3,089	0.466%, 04/25/2047	2,317,032

	JPMorgan Mortgage Trust
	Series 2006-A7, Class 3A4
688	5.875%, 01/25/2037	72,157

	Structured Adjustable Rate Mortgage Loan Trust
	Series 2004-11, Class A
322	2.653%, 08/25/2034	289,446

	Wachovia Mortgage Loan Trust
	Series 2005-B, Class 1A1
4,813	2.993%, 10/20/2035	3,977,110

	Washington Mutual
	Series 2007-HY2, Class 3A2
1,542	5.605%, 09/25/2036	216,793
24,219	Total Adjustable Rate	20,469,293
	Fixed Rate – 2.6%

	Banc of America Funding
	Series 2007-4, Class 1A2
1,388	5.500%, 06/25/2037	874,256

	Countrywide Alternative Loan Trust
	Series 2004-J1, Class 1A1
347	6.000%, 02/25/2034	356,118
	Series 2006-19CB, Class A15
1,973	6.000%, 08/25/2036	1,629,820

	Credit Suisse First Boston Mortgage Securities
	Series 2003-8, Class DB1
3,789	6.240%, 04/25/2033	3,371,522

	GMAC Mortgage Corporation Loan Trust
	Series 2010-1, Class A
565	4.250%, 07/25/2040 ■	567,889

	GSMPS Mortgage Loan Trust
	Series 2003-1, Class B1
678	6.776%, 03/25/2043	583,246
	Series 2005-RP2, Class 1A2
809	7.500%, 03/25/2035 ■	823,511
	Series 2005-RP3, Class 1A2
892	7.500%, 09/25/2035 ■	905,453

	Lehman Brothers Mortgage Trust
	Series 2008-6, Class 1A1
1,825	5.981%, 07/25/2047	1,737,453

	Master Alternative Loans Trust
	Series 2004-1, Class 3A1
958	7.000%, 01/25/2034	990,493

	Mortgage Equity Conversion Asset Trust
	Series 2010-1A, Class A
4,118	4.000%, 07/25/2060 ■	4,121,368

	NCUA Guaranteed Notes
	Series 2010-C1, Class A2
4,185	2.900%, 10/29/2020	4,177,181

	Sequoia Mortgage Trust
	Series 2011-1, Class A1
4,349	4.125%, 02/25/2041	4,357,829

Nuveen Investments	49

Portfolio of Investments

Nuveen Core Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)

	Wells Fargo Mortgage Backed Securities Trust
	Series 2007-2, Class 1A8
$1,696	5.750%, 03/25/2037	$1,478,485
27,572	Total Fixed Rate	25,974,624
$51,791	Total Collateralized Mortgage Obligations – Private Mortgage-Backed Securities (cost $50,142,117)	46,443,917

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT & AGENCY SECURITIES – 2.7%

	U.S. Treasuries – 2.7%

	U.S. Treasury Bonds
$2,065	3.875%, 08/15/2040	$1,890,766
4,455	4.250%, 11/15/2040 ▼	4,354,762
425	4.750%, 02/15/2041 ▼	451,762

	U.S. Treasury Notes
3,650	2.375%, 02/28/2015 ▼	3,813,119
8,985	1.250%, 08/31/2015 ▼	8,944,990
1,385	3.625%, 02/15/2020 ▼	1,465,179
6,630	2.625%, 08/15/2020 ▼	6,417,634
$27,595	Total U.S. Government & Agency Securities (cost $26,970,760)	27,338,212

Principal Amount (000)	Description ▲	Value
	Municipal Bonds 0.6%

	Illinois
5,765	5.877%, 03/01/2019	$5,949,192
	Total Municipal Bonds (cost $5,765,000)	5,949,192

Shares	Description ▲	Value
	PREFERRED STOCK – 0.0%

	Sovereign – 0.0%

218,000	Fannie Mae Series S •	$468,700
	Total Preferred Stock (cost $5,173,100)	468,700

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 12.3%

125,243,468	Mount Vernon Securities Lending Prime Portfolio, 0.197% Ω †	$125,243,468
	Total Investments Purchased With Proceeds From Securities Lending (cost $125,243,468)	125,243,468

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 6.6%

	Money Market Funds – 6.1%

	First American Prime Obligations Fund, Class Z
62,579,200	0.042% Ω	$62,579,200
	U.S. Treasury Obligations – 0.5%

	U.S. Treasury Bills ☐
$2,200	0.020%, 07/21/2011	2,199,976
1,625	0.035%, 10/20/2011	1,624,825

50	Nuveen Investments

Shares/ Principal Amount (000)	Description ▲	Value

	U.S. Treasury Obligations (continued)
$1,000	0.055%, 11/17/2011	$999,788
$4,825	Total U.S. Treasury Bills	4,824,589
	Total Short-Term Investments (cost $67,403,092)	67,403,789
	Total Investments (cost $1,207,207,443) – 121.6%	1,237,008,210
	Other Assets Less Liabilities – (21.6)% ¯	(219,590,750)
	Net Assets – 100.0%	$1,017,417,460

Investments in Derivatives

Futures Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	532	9/11	$116,690,880	$230,670
U.S. Treasury 5-Year Note	Short	(401)	9/11	(47,797,319)	260,403
U.S. Treasury 10-Year Note	Short	(323)	9/11	(39,511,986)	148,029
U.S. Treasury Long Bond	Long	14	9/11	1,722,438	(40,939)
U.S. Treasury Ultra Bond	Short	(164)	9/11	(20,705,000)	290,527
					$888,690

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$33,000,000	Receive	3-Month LIBOR	1.255%	Semi-Annually	11/03/11	$(157,879)
JPMorgan	8,000,000	Receive	3-Month LIBOR	3.858	Semi-Annually	1/19/20	(651,097)
UBS	35,000,000	Receive	3-Month LIBOR	1.358	Semi-Annually	9/25/11	(217,619)
UBS	33,000,000	Receive	3-Month LIBOR	1.133	Semi-Annually	3/25/12	(289,779)
UBS	33,000,000	Receive	3-Month LIBOR	1.048	Semi-Annually	6/25/12	(217,756)
UBS	14,000,000	Receive	3-Month LIBOR	3.001	Semi-Annually	8/03/14	(942,355)
							$(2,476,485)
*	Annualized.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2011.

☒	Z-Bonds – Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.

•	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives.

WI/DD	Purchased on a when-issued or delayed delivery basis.

LIBOR	London Inter-Bank offered Rate

MDR	Denotes investment is subject to dollar roll transactions.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	51

Portfolio of Investments

Nuveen High Income Bond Fund

(formerly known as First American High Income Bond Fund)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	HIGH YIELD CORPORATE BONDS – 86.8%

	Banking – 0.8%

	ABN AMRO
$2,000	6.523%, 12/29/2049 ■ ▼ Δ	$1,850,000

	Alfa Bank Issuance
1,500	7.750%, 04/28/2021 ■	1,513,200

	Standard Bank
1,000	8.750%, 02/09/2016 Δ	867,600
4,500	Total Banking	4,230,800
	Basic Industry – 19.6%

	AbitibiBowater Escrow
1,317	10.250%, 10/15/2018 ■	1,425,653

	AK Steel
2,250	7.625%, 05/15/2020 ▼	2,306,250

	Aleris International
1,000	10.000%, 12/15/2016	2,600

	Alrosa Finance
1,000	7.750%, 11/03/2020 ■ ▼	1,087,500

	Aperam
1,500	7.750%, 04/01/2018 ■ ▼	1,511,250

	Appleton Papers
2,000	10.500%, 06/15/2015 ■	2,085,000

	Atkore International
1,000	9.875%, 01/01/2018 ■	1,050,000

	Berry Plastics
2,300	4.122%, 09/15/2014 Δ	2,139,000
1,500	9.750%, 01/15/2021	1,451,250

	Blue Merger Sub
1,000	7.625%, 02/15/2019 ■ ▼	1,010,000

	Building Materials
1,250	6.750%, 05/01/2021 ■ ▼	1,256,250

	Bumi Investment
1,850	10.750%, 10/06/2017 ■	2,101,970

	Calumet Specialty Products
1,075	9.375%, 05/01/2019 ■	1,107,250

	Cascades
2,500	7.750%, 12/15/2017	2,606,250

	Catalyst Paper
1,750	11.000%, 12/15/2016 ■ ▼	1,496,250

	Cemex
1,000	9.000%, 01/11/2018 ■	1,017,500

	Cleaver-Brooks
1,000	12.250%, 05/01/2016 ■	1,030,000

	Corelogic
1,800	7.250%, 06/01/2021 ■	1,755,000

	Delphi
750	5.875%, 05/15/2019 ■ ▼	735,000

	Dish DBS
1,750	6.750%, 06/01/2021 ■ ▼	1,793,750

	Drummond
1,750	9.000%, 10/15/2014 ■	1,841,875

	Exopack Holding
750	10.000%, 06/01/2018 ■	744,375

52	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Basic Industry (continued)

	Geo Group
$965	6.625%, 02/15/2021 ■	$957,763

	Graham Packaging
2,050	8.250%, 10/01/2018 ▼	2,280,625

	Hidili Industry
1,400	8.625%, 11/04/2015 ■ ▼	1,375,500

	Huntington Ingalls Industries
2,250	6.875%, 03/15/2018 ■ ▼	2,306,250

	Huntsman International
1,000	8.625%, 03/15/2021 ▼	1,087,500

	Ineos Group Holdings
2,000	8.500%, 02/15/2016 ■ ▼	1,975,000

	Intertape Polymer Group
2,615	8.500%, 08/01/2014	2,464,637

	JMC Steel Group
2,000	8.250%, 03/15/2018 ■	2,030,000

	K Hovnanian Enterprises
1,775	8.625%, 01/15/2017 ▼	1,127,125

	Longview Fibre Paper & Packaging
1,750	8.000%, 06/01/2016 ■ ▼	1,758,750

	Metinvest
1,250	10.250%, 05/20/2015 ■	1,360,875

	Millar Western Forest
2,250	8.500%, 04/01/2021 ■	2,025,000

	Momentive Performance
2,500	9.000%, 01/15/2021	2,550,000

	Novelis
2,050	8.375%, 12/15/2017	2,188,375

	Park Ohio Industries
3,300	8.125%, 04/01/2021 ■	3,300,000

	Patriot Coal
2,250	8.250%, 04/30/2018 ▼	2,328,750

	Pittsburgh Glass Works
2,565	8.500%, 04/15/2016 ■ ▼	2,635,538

	Ply Gem Industries
1,000	8.250%, 02/15/2018 ■ ▼	947,500

	Polarcus Alima AS
2,300	12.500%, 10/29/2015	2,300,000

	Polymer Group
1,800	7.750%, 02/01/2019 ■ ▼	1,804,500

	Polypore International
800	7.500%, 11/15/2017	846,000

	Reynolds Group
4,800	8.750%, 05/15/2018 ▼	4,716,000

	RR Donnelley & Sons
1,300	7.250%, 05/15/2018 ▼	1,300,000

	Solo Cup
750	8.500%, 02/15/2014 ▼	699,375

	Speedy Cash
1,250	10.750%, 05/15/2018 ■ ▼	1,278,125

	Stora Enso
2,000	7.250%, 04/15/2036 ■	1,895,000

Nuveen Investments	53

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Basic Industry (continued)

	Taseko Mines
$2,250	7.750%, 04/15/2019	$2,266,875

	Tembec Industries
2,300	11.250%, 12/15/2018 ▼	2,406,375

	Thompson Creek Metals
2,100	7.375%, 06/01/2018 ■	2,058,000

	Tl Acquisitions
1,000	10.500%, 01/15/2015 ■	905,000

	UCI International
1,575	8.625%, 02/15/2019	1,622,250

	Vedanta Resources
905	9.500%, 07/18/2018 ■ ▼	986,450

	Verso Paper Holdings
1,577	11.500%, 07/01/2014	1,679,505
1,500	8.750%, 02/01/2019 ■ ▼	1,335,000

	West China Cement
2,000	7.500%, 01/25/2016 ■ ▼	1,920,000

	WPE International Cooperatief
2,000	10.375%, 09/30/2020 ■	2,120,000
99,269	Total Basic Industry	98,391,616
	Capital Goods – 3.7%

	Abengoa Finance
2,675	8.875%, 11/01/2017 ■ ▼	2,731,844

	Columbus Mckinnon
1,550	7.875%, 02/01/2019	1,573,250

	Commercial Vehicle Group
1,750	7.875%, 04/15/2019 ■	1,750,000

	Ducommun
750	9.750%, 07/15/2018 ■	770,625

	Global Rig Company
750	13.000%, 06/15/2015	754,027

	Kratos Defense & Security Solutions
1,500	10.000%, 06/01/2017	1,582,500

	Liberty Tire Recycling
1,000	11.000%, 10/01/2016 ■	1,045,000

	Navistar International
1,250	8.250%, 11/01/2021	1,337,500

	Neff Rental
1,500	9.625%, 05/15/2016 ■	1,426,875

	Titan International
1,750	7.875%, 10/01/2017 ■ ▼	1,828,750

	United Rentals North America
2,300	8.375%, 09/15/2020 ▼	2,328,750

	Wyle Services
1,500	10.500%, 04/01/2018 ■	1,590,000
18,275	Total Capital Goods	18,719,121
	Communications – 10.6%

	American Media
2,250	13.500%, 06/15/2018 ■ ▼	2,424,375

	Bakrie Telecom
1,500	11.500%, 05/07/2015 ■	1,537,500

54	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Communications (continued)

	Belo
$1,500	7.750%, 06/01/2027	$1,406,250

	CCO Holdings
500	7.000%, 01/15/2019 ■	513,750
1,250	7.000%, 01/15/2019 ▼	1,287,500

	Citizens Communications
1,450	9.000%, 08/15/2031	1,486,250

	Clear Channel Communications
2,100	10.750%, 08/01/2016	1,895,250
1,500	9.000%, 03/01/2021 ■	1,436,250

	Clearwire Communications
1,750	12.000%, 12/01/2017 ■ ▼	1,833,125

	Cumulus Media
1,450	7.750%, 05/01/2019 ■ ▼	1,399,250

	Digicel Group
1,300	10.500%, 04/15/2018 ■	1,456,000

	Earthlink
1,500	8.875%, 05/15/2019 ■ ▼	1,361,250

	FairPoint Communications Series I
1,043	13.125%, 04/02/2018 ▼	10,430

	Frontier Communications
1,842	8.500%, 04/15/2020	2,007,780

	Gannett
2,000	9.375%, 11/15/2017	2,200,000

	Goodman Network
2,000	12.125%, 07/01/2018 ■	1,990,000

	Insight Communications
1,000	9.375%, 07/15/2018 ■	1,097,500

	Integra Telecom Holdings
2,075	10.750%, 04/15/2016 ■	2,095,750

	Intelsat Bermuda
2,500	11.250%, 02/04/2017	2,684,375

	Intelsat Jackson Holdings
2,015	7.250%, 04/01/2019 ■ ▼	1,999,888

	Level 3 Communications
2,500	11.875%, 02/01/2019 ■ ▼	2,696,875

	McClatchy
2,100	11.500%, 02/15/2017	2,231,250

	Media General
2,100	11.750%, 02/15/2017 ▼	2,042,250

	Nextel Communications
	Series D
2,000	7.375%, 08/01/2015 ▼	2,000,000

	Sprint Capital
2,000	6.900%, 05/01/2019 ▼	2,060,000

	Syniverse Holdings
1,500	9.125%, 01/15/2019 ■	1,560,000

	Trilogy International Partners
1,500	10.250%, 08/15/2016 ■ ▼	1,522,500

	UnityMedia Hessen
2,750	8.125%, 12/01/2017 ■	2,921,875

Nuveen Investments	55

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Communications (continued)

	Windstream
$1,750	8.125%, 09/01/2018	$1,855,000

	XM Satellite Radio
2,000	7.625%, 11/01/2018 ■	2,090,000
52,725	Total Communications	53,102,223
	Consumer Cyclical – 9.1%

	AMC Networks
800	7.750%, 07/15/2021 ■	836,000

	Ameristar Casinos
2,100	7.500%, 04/15/2021 ■ ▼	2,165,625

	Beazer Homes USA
2,500	9.125%, 06/15/2018	2,156,250

	Brunswick
1,000	7.125%, 08/01/2027 ▼	870,000

	Burlington Coat Factory
1,750	10.000%, 02/15/2019 ■ ▼	1,732,500

	Caesars Entertainment Operating
2,500	5.625%, 06/01/2015 ▼	2,018,750
2,750	12.750%, 04/15/2018 ▼	2,743,125

	Casella Waste Systems
750	7.750%, 02/15/2019 ■ ▼	751,875

	Chukchansi Economic
1,500	8.000%, 11/15/2013 ■	1,222,500

	CKE Restaurants
1,500	11.375%, 07/15/2018	1,638,750

	Dana Holding
2,000	6.500%, 02/15/2019 ▼	1,980,000

	Fontainebleau Las Vegas
1,000	10.250%, 06/15/2015 ■ Δ	500

	Ford Motor
2,000	7.450%, 07/16/2031 ▼	2,267,274

	Giti Tire
700	12.250%, 01/26/2012	686,358

	Hilton Hotels
2,000	4.761%, 11/15/2013 ■ Δ	1,975,000

	InVentiv Health Capital
1,500	10.000%, 08/15/2018 ■	1,470,000

	Isle Of Capri Casinos
1,625	7.750%, 03/15/2019 ■ ▼	1,641,250

	Liz Claiborne
1,350	10.500%, 04/15/2019 ■ ▼	1,377,000

	Macy’s Retail Holdings
1,500	7.875%, 08/15/2036	1,607,282

	Marina District Finance
1,700	9.875%, 08/15/2018 ■	1,763,750

	MGM Mirage
1,750	6.875%, 04/01/2016 ▼	1,640,625

	MGM Resorts International
2,000	10.000%, 11/01/2016 ■ ▼	2,120,000

	Mohegan Tribal Gaming
1,750	6.125%, 02/15/2013 ▼	1,452,500

56	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Consumer Cyclical (continued)

	National CineMedia
$1,250	7.875%, 07/15/2021 ■	$1,270,313

	Nortek
1,500	8.500%, 04/15/2021 ■ ▼	1,387,500

	Regal Entertainment Group
1,100	9.125%, 08/15/2018 ▼	1,138,500

	Rite Aid
2,000	6.875%, 08/15/2013 ▼	1,942,500
1,250	9.375%, 12/15/2015 ▼	1,165,625

	Standard Pacific
1,500	8.375%, 05/15/2018 ▼	1,486,875

	Trimas
1,000	9.750%, 12/15/2017	1,095,000

	William Lyon Homes
750	10.750%, 04/01/2013 ▼	388,125
48,375	Total Consumer Cyclical	45,991,352
	Consumer Non Cyclical – 10.3%

	Albertsons
1,500	8.000%, 05/01/2031	1,278,750

	Apria Healthcare Group I
1,000	11.250%, 11/01/2014	1,035,000

	Aramark Holdings
1,100	8.625%, 05/01/2016 ■	1,119,250

	Central Garden & Pet Company
2,250	8.250%, 03/01/2018	2,323,125

	Community Health Systems
1,965	8.875%, 07/15/2015 ▼	2,023,950

	Constellation Enterprises
1,750	10.625%, 02/01/2016 ■	1,787,187

	Darling International
1,900	8.500%, 12/15/2018 ■	2,052,000

	Dyncorp International
2,150	10.375%, 07/01/2017 ■ ▼	2,203,750

	Endo Pharmaceuticals Holdings
750	7.000%, 07/15/2019 ■ ▼	768,750

	Fage Dairy
1,350	9.875%, 02/01/2020 ■	1,353,375

	General Motors
250	6.750%, 06/01/2018 ■ ▼	250,625

	Harmony Foods
1,750	10.000%, 05/01/2016 ■	1,785,000

	HCA Holdings
2,500	7.750%, 05/15/2021 ■ ▼	2,593,750

	HealthSouth Capital
1,850	7.750%, 09/15/2022 ▼	1,949,438

	Hertz
2,400	7.375%, 01/15/2021 ■ ▼	2,442,000

	Icon Health & Fitness
1,500	11.875%, 10/15/2016 ■	1,530,000

	Ingles Markets
1,250	8.875%, 05/15/2017	1,337,500

Nuveen Investments	57

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Consumer Non Cyclical (continued)

	JBS USA
$1,300	7.250%, 06/01/2021 ■	$1,264,250

	Kindred Healthcare
1,210	8.250%, 06/01/2019 ■	1,203,950

	Land O Lakes Capital Trust I
2,000	7.450%, 03/15/2028 ■	1,905,000

	Marfrig Overseas
1,500	9.500%, 05/04/2020 ■	1,522,500

	Merge Healthcare
1,750	11.750%, 05/01/2015	1,872,500

	MHP
1,250	10.250%, 04/29/2015 ■	1,335,875

	National Mentor Holdings
1,710	12.500%, 02/15/2018 ■	1,710,000

	Pinnacle Foods
2,550	8.250%, 09/01/2017	2,645,625

	Res-care
2,100	10.750%, 01/15/2019 ▼	2,194,500

	STHI Holding
1,605	8.000%, 03/15/2018 ■	1,629,075

	Supervalu
1,225	7.500%, 11/15/2014 ▼	1,225,000

	Symbion
—	¥11.000%, 08/23/2015	466

	Tenet Healthcare
1,750	8.000%, 08/01/2020	1,778,438
1,500	6.875%, 11/15/2031	1,252,500

	Valeant Pharmaceuticals
815	6.875%, 12/01/2018 ■	798,700

	Viterra
1,575	5.950%, 08/01/2020 ■	1,601,614
51,055	Total Consumer Non Cyclical	51,773,443

	Electric – 3.5%

	AES
2,100	8.000%, 10/15/2017 ▼	2,226,000

	Calpine
2,785	7.875%, 07/31/2020 ■ ▼	2,910,325

	Dubai Electricity & Water
2,300	7.375%, 10/21/2020 ■	2,366,125

	Edison Mission Energy
2,350	7.500%, 06/15/2013 ▼	2,364,687

	Energy Future Holdings
1,500	10.875%, 11/01/2017 ▼	1,282,500

	Midwest Generation Series B
3,249	8.560%, 01/02/2016	3,330,316

	Mirant Americas Generation
1,800	8.500%, 10/01/2021	1,845,000

	Texas Competitive Electric Holdings
1,500	11.500%, 10/01/2020 ■ ▼	1,473,750
17,584	Total Electric	17,798,703

58	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Energy – 13.0%

	Black Elk Energy
$1,500	13.750%, 12/01/2015 ■	$1,507,500

	Bluewater Holding
1,500	3.276%, 07/17/2014 Δ	1,185,000

	Brigham Exploration Series 1
1,750	8.750%, 10/01/2018	1,907,500

	Calfrac Holdings
2,250	7.500%, 12/01/2020 ■ ▼	2,272,500

	Carrizo Oil & Gas
2,750	8.625%, 10/15/2018	2,832,500

	Concho Resources
2,050	8.625%, 10/01/2017	2,234,500

	Connacher Oil & Gas
2,000	8.500%, 08/01/2019 ■	1,900,000

	Copano Energy
850	7.125%, 04/01/2021	839,375

	Empresa Distribuidora Norte
1,500	9.750%, 10/25/2022 ■	1,511,250

	Energy XXI Gulf Coast
1,800	9.250%, 12/15/2017 ■	1,917,000

	EnergySolutions
1,210	10.750%, 08/15/2018	1,276,550

	Floatel Superior
1,500	13.000%, 09/02/2015	1,620,000

	Forbes Energy Services
1,500	9.000%, 06/15/2019 ■	1,477,500

	Golden Close Marit
2,000	11.000%, 12/09/2015	2,140,000

	Inergy LP
1,400	7.000%, 10/01/2018 ■	1,414,000

	Jasper Explorer
1,500	13.500%, 05/27/2016	1,477,095

	Laredo Petroleum
2,250	9.500%, 02/15/2019 ■	2,373,750

	Linn Energy
2,125	8.625%, 04/15/2020	2,305,625

	Meg Energy
2,250	6.500%, 03/15/2021 ■	2,261,250

	NRG Energy
1,480	7.625%, 05/15/2019 ■	1,472,600

	Ocean Rig Underwater
2,000	9.500%, 04/27/2016	1,990,000

	OGX Petroleo E Gas Participacoes
1,985	8.500%, 06/01/2018 ■ ▼	2,041,572

	Opti Canada
1,000	8.250%, 12/15/2014 ▼ *	415,000

	Panoro Energy
2,000	12.000%, 11/15/2018 ■	2,040,000

	Petrohawk Energy
500	7.250%, 08/15/2018	513,125

Nuveen Investments	59

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Energy (continued)

	Petroplus Finance
$2,800	9.375%, 09/15/2019 ■ ▼	$2,814,000

	QuadraFNX Mining
1,300	7.750%, 06/15/2019 ■	1,313,000

	Range Resources
1,000	8.000%, 05/15/2019	1,085,000

	RDS Ultra-Deepwater
1,210	11.875%, 03/15/2017 ■	1,355,200

	Sandridge Energy
2,000	7.500%, 03/15/2021 ■	2,025,000

	Seadrill
2,000	6.500%, 10/05/2015	1,940,000

	Sevan Marine
500	12.000%, 08/10/2015 Δ	410,000

	SM Energy
2,150	6.625%, 02/15/2019 ■	2,155,375

	Stone Energy
2,200	8.625%, 02/01/2017	2,266,000

	United Refining
2,720	10.500%, 02/28/2018	2,720,000

	W & T Offshore
1,500	8.500%, 06/15/2019 ■	1,518,750

	Western Refining
2,715	11.250%, 06/15/2017 ■	3,054,375
64,745	Total Energy	65,581,892

	Finance – 4.1%

	Ace Cash Express
2,000	11.000%, 02/01/2019 ■ ▼	2,005,000

	AGFC Capital Trust I
2,000	6.000%, 01/15/2067 ■ Δ	1,350,000

	Credit Acceptance
1,250	9.125%, 02/01/2017	1,337,500

	E*Trade Financial
1,500	6.750%, 06/01/2016 ▼	1,470,000

	Glen Meadow
3,500	6.505%, 02/12/2067 ■ Δ	3,080,000

	International Lease Finance
1,000	5.750%, 05/15/2016 ▼ Δ	984,717

	Offshore Group Investment
2,250	11.500%, 08/01/2015 ▼	2,446,875

	Rare Restaurant Group
2,500	9.250%, 05/15/2014 ■	2,075,000

	Servicios Corporativos Javer
2,822	9.875%, 04/06/2021 ■	2,941,935

	Springleaf Finance Series MTN
2,350	6.900%, 12/15/2017	2,156,125

	Squaretwo Financial
1,000	11.625%, 04/01/2017 ▼	1,045,000
22,172	Total Finance	20,892,152

60	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Insurance – 2.6%

	American International Group
$2,300	6.250%, 03/15/2087 ▼ Δ	$2,093,000

	CNO Financial Group
2,750	9.000%, 01/15/2018 ■	2,915,000

	Dai-Ichi Mutual Life
2,500	7.250%, 07/25/2021 ■ Δ	2,498,532

	Provincia De Buenos Aires
1,250	10.875%, 01/26/2021 ■	1,178,750

	Provincia De Cordoba
2,000	12.375%, 08/17/2017 ■	2,090,000

	XL Capital Series E
2,500	6.500%, 12/29/2049 ▼	2,293,750
13,300	Total Insurance	13,069,032
	Natural Gas – 1.2%

	Holly Energy Partners
1,950	6.250%, 03/01/2015	1,950,000

	Sabine Pass LNG
1,885	7.500%, 11/30/2016	1,932,125

	Southern Union
2,100	7.200%, 11/01/2066 ▼ Δ	1,953,000
5,935	Total Natural Gas	5,835,125
	Real Estate – 2.2%

	Central China Real Estate
1,375	12.250%, 10/20/2015 ■ ▼	1,423,125

	CNL Lifestyle Properties
1,500	7.250%, 04/15/2019 ■	1,357,500

	Country Garden Holdings
1,750	11.125%, 02/23/2018 ■ ▼	1,802,500

	Fosun International
1,750	7.500%, 05/12/2016 ■ ▼	1,732,500

	Realogy
3,375	11.500%, 04/15/2017	3,425,625

	Rouse
1,125	6.750%, 11/09/2015	1,160,156
10,875	Total Real Estate	10,901,406
	Sovereign – 0.3%

	Republic of Argentina
1,250	8.750%, 06/02/2017	1,300,000
	Technology – 2.3%

	First Data
2,349	12.625%, 01/15/2021 ■ ▼	2,513,430
2,975	8.750%, 01/15/2022 ■ ▼	2,908,063

	Freescale Semiconductor
2,500	8.050%, 02/01/2020 ■ ▼	2,512,500
22	10.750%, 08/01/2020 ■	24,860

	Lawson Software
750	11.500%, 7/15/2018 ■	739,687

	Seagate
2,850	6.875%, 05/01/2020 ■	2,828,625
11,446	Total Technology	11,527,165

Nuveen Investments	61

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Transportation – 3.5%

	Air Canada
$2,500	12.000%, 02/01/2016 ■ ▼	$2,581,250

	American Airlines Partner Trust Series B
1,800	7.000%, 07/31/2019 ▼	1,701,000

	CDRT Merger Sub
500	8.125%, 06/01/2019	498,125

	Chrysler Group
800	8.000%, 06/15/2019 ■ ▼	786,000
2,750	8.250%, 06/15/2021 ■ ▼	2,695,000

	Marquette Transportation
1,000	10.875%, 01/15/2017	1,007,500

	Martin Midstream Partners
2,090	8.875%, 04/01/2018 ▼	2,194,500

	Navios Maritime Acquisition
1,750	8.625%, 11/01/2017 ▼	1,723,750

	Sevan Marine
1,400	3.443%, 05/14/2013	1,120,000

	United Air Lines
1,800	9.875%, 08/01/2013 ■	1,890,000

	Western Express
1,250	12.500%, 04/15/2015 ■ ▼	1,181,250
17,640	Total Transportation	17,378,375
$439,146	Total High Yield Corporate Bonds (cost $431,849,513)	436,492,405

Shares	Description ▲	Value
	PREFERRED STOCKS – 5.5%

	Banking – 0.8%

	Bank of America
151,000	Series 5 ▼	2,876,550
47,500	Series MER	1,251,625
	Total Banking	4,128,175
	Consumer Cyclical – 0.1%

	M/I Homes
462,500	Series A —	425,000
	Consumer Non Cyclical – 0.1%

	Hersha Hospitality Trust
500,000	Series B —	494,200
	Finance – 2.6%

2,000	Ally Financial ■	1,879,625

20,700	American International Group	518,742

46,305	Citigroup Cap IX —	1,082,148

44,879	Citigroup Capital XI	1,046,578

37,100	Citigroup Capital XII	957,922

50,000	Cogdell Spencer – REIT, Series A	1,255,000

66,322	Freddie Mac —	152,541

	Goldman Sachs Group
72,400	Series A	1,542,844

613,799	JPM Chase Capital XXVI ▼	612,575

62	Nuveen Investments

Shares	Description ▲	Value

	Finance (continued)

101,700	Morgan Stanley	$2,105,190

	Royal Bank Scotland Group
64,000	Series L	1,169,280
47,060	Series N —	802,843
	Total Finance	13,125,288
	Insurance – 0.5%

	Aspen Insurance Holdings
45,000	Series A	1,123,200

	Endurance Specialty Holding
40,000	Series B —	998,000

	PartnerRe
21,000	Series E —	533,190
	Total Insurance	2,654,390
	Real Estate – 0.9%

	American Home Mortgage Investments – REIT
10,000	Series B —
                                    [GRAPHIC]
		1

	Ashford Hospitality Trust – REIT
46,900	Series D	1,157,492

	Commonwealth – REIT
30,000	Series E ▼ —	749,700

25,000	Equity Lifestyle Properties	633,250

	First Potomac Realty Trust
20,000	Series A	506,800

	LaSalle Hotel Properties
50,000	Series H	1,249,000
	Total Real Estate	4,296,243
	Technology – 0.3%

65,000	Dupont Fabros	1,644,500
	Transportation – 0.2%

31,338	Seaspan	855,214
	Total Preferred Stocks (cost $26,661,366)	27,623,010

Shares	Description ▲	Value
	COMMON STOCKS – 1.5%

	Basic Industry – 0.5%

25,901	AbitibiBowater ▼ •	$525,791

27,806	Archer-Daniels-Midland	838,351

17,088	Georgia Gulf ▼ •	412,504

16,000	Nortek •	575,840
	Total Basic Industry	2,352,486
	Communications – 0.2%

14,007	FairPoint Communications ▼ •	129,002

8,300	Nippon Telegraph & Telephone ▼	200,694

3,000	Telefonica ▼	73,470

17,000	Vodafone Group	454,240
	Total Communications	857,406

Nuveen Investments	63

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Shares	Description ▲	Value

	Consumer Cyclical – 0.0%

30,000	Greektown •	$—
	Consumer Discretionary – 0.2%

7,000	Lear	374,360

17,800	Target	834,998
	Total Consumer Discretionary	1,209,358
	Energy – 0.3%

3,500	ConocoPhillips	263,165

2,860	Magnachip Semiconductor •	32,947

4,278	Pace Oil and Gas ▼ •	32,684

44,000	Pengrowth Energy	553,520

38,000	Provident Energy	339,340
	Total Energy	1,221,656
	Finance – 0.1%

16,200	Lincoln National	461,538
	Real Estate – 0.2%

7,700	Macerich – REIT ▼	411,950

10,200	Mid-America Apartment Communities – REIT ▼	688,194
	Total Real Estate	1,100,144
	Transportation – 0.0%

19,158	Delta Air Lines —	175,679
	Total Common Stocks (cost $8,004,229)	7,378,267

Principal Amount (000)	Description ▲	Value
	INVESTMENT GRADE CORPORATE BONDS – 1.2%

	Basic Industry – 0.6%

	Vale Overseas Limited
$1,100	6.551%, 10/13/2020 ■	$1,345,720

	VTB Capital

1,500	8.250%, 01/17/2034	1,522,500
2,600	Total Basic Industry	2,868,220
	Energy – 0.2%

	Valero Energy

1,000	6.625%, 06/15/2037 ▼	1,042,656
	Sovereigns – 0.4%

	Republic of Poland

1,950	6.375%, 07/15/2019	2,227,875
$5,550	Total Investment Grade Corporate Bonds (cost $6,007,700)	6,138,751

Shares/ Principal Amount (000)	Description ▲	Value
	CONVERTIBLE SECURITIES – 1.2%

	Energy – 0.6%

19,975	Chesapeake Energy Series 2005B	1,972,531

64	Nuveen Investments

Shares/ Principal Amount (000)	Description ▲	Value

	Energy (continued)

	Evergreen Solar

$2,500	13.000%, 04/15/2015	$943,750
	Total Energy	2,916,281
	Real Estate – 0.2%

35,000	Pebblebrook Hotel Trust	879,900
	Technology – 0.4%

	Hutchinson Technology
1,164	3.250%, 01/15/2026	942,840
1,417	8.500%, 01/15/2026 ▼	1,197,365
	Total Technology	2,140,205
	Total Convertible Securities (cost $6,761,942)	5,936,386

Shares	Description ▲	Value
	CLOSED-END FUNDS – 0.9%

32,000	Alliance National Municipal Income Fund	428,800

114,000	Blackrock Credit Allocation Income Trust	1,426,140

49,000	Blackrock Global Opportunities Equity Trust ▼	885,430

5,000	First Trust/Aberdeen Global Opportunities Income Fund	87,150

37,500	Gabelli Global Gold Natural Resources & Income Trust	666,375

27,600	ING Clarion Global Real Estate Income Fund	231,012

39,000	Invesco Municipal Income Opportunities Trust	246,090

45,000	Pimco Income Strategy Fund ▼	582,300
	Total Closed-End Funds (cost $4,322,491)	4,553,297

Shares	Description ▲	Value
	EXCHANGE-TRADED FUNDS – 0.6%

27,600	SPDR DB International Government Inflation-Protected Bond Fund	1,708,993

27,100	SPDR S&P Dividend	1,465,027
	Total Exchange-Traded Funds (cost $2,820,555)	3,174,020

Principal Amount (000)	Description ▲	Value
	ASSET-BACKED SECURITIES – 0.4%

	Manufactured Housing – 0.0%

	Green Tree Financial Series 1998-1, Class A4
$4	6.040%, 11/01/2029	4,325
	Transportation – 0.4%

	Continental Airlines Series Series RJ03
2,295	7.875%, 01/02/2020	2,289,741
$2,299	Total Asset-Backed Securities (cost $2,294,651)	2,294,066

Nuveen Investments	65

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2011

Shares	Description ▲	Value

	Warrants – 0.0%

	FairPoint Communications
6,489	0.000%, 01/24/2018 —	$1,622
	Total Warrants (cost $0)	1,622

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 28.9%

	Mount Vernon Securities Lending Prime Portfolio
145,527,120	0.197% Ω †	$145,527,120
	Total Investments Purchased With Proceeds From Securities Lending (cost $145,527,120)	145,527,120

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.5%

	Money Market Funds – 1.5%

	First American Prime Obligations Fund, Class Z
7,484,469	0.042% Ω	$7,484,469
	U.S. Treasury Obligations – 0.0%

	U.S. Treasury Bills
$5,000	0.094%, 07/21/2011	5,000
	Total Short-Term Investments (cost $7,489,469)	7,489,469
	Total Investments (cost $641,739,036) – 128.5%	646,608,413
	Other Assets Less Liabilities – (28.5)%	(143,452,977)
	Net Assets – 100.0%	$503,155,436

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2011.

For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

*	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to “write-off” any remaining accrued recorded balances on the Fund’s records. Subsequently, the Fund sold this security on July 14, 2011.

¥	Principal Amount (000) rounds to less than $1,000.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

66	Nuveen Investments

Portfolio of Investments

Nuveen Inflation Protected Securities Fund

(formerly known as First American Inflation Protected Securities Fund)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	U.S. GOVERNMENT & AGENCY SECURITIES – 86.5%

	U.S. Treasuries – 85.6%

	U.S. Treasury Bonds
$1,225	8.750%, 08/15/2020	$1,795,391
1,730	8.000%, 11/15/2021 ▼	2,463,357
11,514	2.375%, 01/15/2025 ▼ ◀	13,233,897
6,601	2.000%, 01/15/2026 ◀	7,212,247
6,078	2.375%, 01/15/2027 ▼ ◀	6,930,945
6,253	1.750%, 01/15/2028 ◀	6,543,686
7,474	3.625%, 04/15/2028 ◀	9,841,942
2,881	2.500%, 01/15/2029 ▼ ◀	3,345,703
8,174	3.875%, 04/15/2029 ◀	11,200,837
8,923	2.125%, 02/15/2040 ◀	9,709,820
9,808	2.125%, 02/15/2041 ▼ ◀	10,656,176

	U.S. Treasury Notes
1,108	2.000%, 04/15/2012 ◀	1,132,498
10,641	0.625%, 04/15/2013 ▼ ◀	10,953,998
4,837	1.875%, 07/15/2013 ▼ ◀	5,139,283
4,637	2.000%, 01/15/2014 ▼ ◀	4,996,176
10,590	1.250%, 04/15/2014 ▼ ◀	11,234,502
4,653	2.000%, 07/15/2014 ▼ ◀	5,074,668
5,477	1.625%, 01/15/2015 ▼ ◀	5,940,889
14,638	0.500%, 04/15/2015 ▼ ◀	15,267,304
2,070	1.875%, 07/15/2015 ▼ ◀	2,282,193
4,731	2.000%, 01/15/2016 ▼ ◀	5,257,998
11,402	0.125%, 04/15/2016 ▼ ◀	11,659,143
5,346	2.500%, 07/15/2016 ▼ ◀	6,117,334
5,387	2.375%, 01/15/2017 ▼ ◀	6,144,997
3,527	2.625%, 07/15/2017 ▼ ◀	4,102,625
4,885	1.625%, 01/15/2018 ▼ ◀	5,371,644
3,781	1.375%, 07/15/2018 ▼ ◀	4,105,084
4,106	2.125%, 01/15/2019 ▼ ◀	4,665,848
4,503	1.875%, 07/15/2019 ▼ ◀	5,035,955
6,927	1.375%, 01/15/2020 ▼ ◀	7,427,841
10,014	1.250%, 07/15/2020 ▼ ◀	10,592,642
19,668	1.125%, 01/15/2021 ▼ ◀	20,424,130

213,589	Total U.S. Treasuries	235,860,753
	U.S. Agency Debentures – 0.9%

	Federal National Mortgage Association
1,245	4.625%, 05/01/2013	1,329,005

	Tennessee Valley Authority
1,055	3.875%, 02/15/2021	1,083,714

2,300	Total U.S. Agency Debentures	2,412,719
$215,889	Total U.S. Government & Agency Securities (cost $229,194,956)	238,273,472

Principal Amount (000)	Description ▲	Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.2%

	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2005-CD1, Class A4
$1,255	5.220%, 07/15/2044 Δ	$1,364,652

	Extended Stay America Trust
	Series 2010-ESHA, Class C
1,040	4.860%, 11/05/2027 ■	1,038,234

Nuveen Investments	67

Portfolio of Investments

Nuveen Inflation Protected Securities Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

	Greenwich Capital Commercial Funding
	Series 2007-GG11, Class A4
$2,300	5.736%, 12/10/2049 ▼	$2,468,015

	GS Mortgage Securities Trust
	Series 2007-GG10, Class A4
2,480	5.992%, 08/10/2045 ▼ Δ	2,662,529

	JPMorgan Chase Commercial Mortgage Securities
	Series 2007-CB18, Class A4
1,400	5.440%, 06/12/2047	1,496,263
	Series 2007-CBC20, Class A4
2,000	5.794%, 02/12/2051	2,171,061
	Series 2010-C1, Class A1
999	3.853%, 06/15/2043 ■	1,033,000
	Series 2011-C4, Class A3
1,470	4.106%, 07/15/2046 Δ ■	1,466,829

	LB-UBS Commerical Mortgage Trust
	Series 2008-C1, Class A2
2,000	6.145%, 04/15/2041 Δ	2,227,270

	Merrill Lynch Mortgage Trust
	Series 2008-C1, Class A4
380	5.690%, 02/12/2051	410,647

	Morgan Stanley Capital I
	Series 2006-IQ12, Class A4
500	5.332%, 12/15/2043	540,187
	Series 2011-C1, Class C
425	5.256%, 09/15/2047 Δ ■	404,081

	OBP Depositor Trust
	Series 2010-OBP, Class A
700	4.646%, 07/15/2045 ■	726,503

	WF-RBS Commercial Mortgage Trust

	Series 2011-C2, Class C
450	5.392%, 02/15/2044 Δ ■	422,663
	Series 2011-C3, Class A4
1,260	4.375%, 03/15/2044 Δ ■	1,239,419
18,659	Total Commercial Mortgage-Backed Securities (cost $19,440,415)	19,671,353

Principal Amount (000) —	Description ▲	Value
	CORPORATE BONDS – 3.9%

	Banking – 0.1%

	Banco Do Nordeste Brasil
200	3.625%, 11/09/2015 ■	196,500
	Basic Industry – 0.7%

	Alrosa Finance
150	7.750%, 11/03/2020 ▼ ■	163,125

	Georgia-Pacific
150	7.125%, 01/15/2017 ■	158,138

	Reynolds Group
175	7.125%, 04/15/2019 ■	173,688

	Sinochem Overseas Capital
150	4.500%, 11/12/2020 ▼ ■	143,816

	Southern Copper
1,000	7.500%, 07/27/2035	1,047,060

68	Nuveen Investments

Principal Amount (000) —	Description▲	Value

	Basic Industry (continued)

	Vedanta Resources
$250	9.500%, 07/18/2018 ▼ ■	$272,500
1,875	Total Basic Industry	1,958,327
	Consumer Non Cyclical – 0.2%

	HCA
360	7.250%, 09/15/2020	386,550
	Electric – 0.4%

	AES
150	8.000%, 10/15/2017 ▼	159,000

	Calpine
250	7.875%, 07/31/2020 ▼ ■	261,250

	Comision Federal De Electric
570	4.875%, 05/26/2021 ■	569,202
970	Total Electric	989,452
	Energy – 0.5%

	Carrizo Oil & Gas
130	8.625%, 10/15/2018	133,900

	Concho Resources
200	8.625%, 10/01/2017 ▼	218,000

	Holly Energy Partners
200	6.250%, 03/01/2015	200,000

	Linn Energy
175	8.625%, 04/15/2020	189,875

	Range Resources
250	8.000%, 05/15/2019	271,250

	Seadrill
200	6.500%, 10/05/2015	194,000

	SM Energy
175	6.625%, 02/15/2019 ■	175,438
1,330	Total Energy	1,382,463
	Insurance – 0.4%

	Pacific Life Global Funding
1,000	4.860%, 02/06/2016 Δ ■	1,009,900
	Materials – 0.1%

	QuadraFNX Mining
200	7.750%, 06/15/2019 ■	202,000

	Taseko Mines
150	7.750%, 04/15/2019	151,125
350	Total Materials	353,125
	Natural Gas – 0.1%

	Energy Transfer Equity
350	7.500%, 10/15/2020 ▼	371,000
	Real Estate – 0.1%

	Country Garden Holdings
200	11.125%, 02/23/2018 ▼ ■	206,000
	Sovereigns – 1.0%

	Australian Government
AUD 800,000	5.750%, 04/15/2012	864,833

	Canadian Government
CAD 800,000	1.500%, 03/01/2012	831,313
CAD 750,000	3.500%, 06/01/2020	806,745

Nuveen Investments	69

Portfolio of Investments

Nuveen Inflation Protected Securities Fund (continued)

June 30, 2011

Principal Amount (000)	Description▲	Value

	Republic of Poland
$300	6.375%, 07/15/2019	$342,750
	Total Sovereigns	2,845,641
	Transportation – 0.3%

	Avis Budget Car Rental
150	7.750%, 05/15/2016	152,625

	Chrysler Group
100	8.000%, 06/15/2019	98,119

	Dana Holding
175	6.500%, 02/15/2019 ▼	173,250

	Hertz
175	7.375%, 01/15/2021 ▼ ■	178,063

	Navios Maritime Acquisition
150	8.625%, 11/01/2017	147,750

	Viterra
175	5.950%, 08/01/2020 ■	177,957
925	Total Transportation	927,764
7,560	Total Corporate Bonds (cost $10,149,897)	10,626,722

Principal Amount (000)	Description▲	Value
	Municipal Bonds – 0.4%

	Illinois
1,130	5.877%, 03/01/2019	$1,166,103
	Total Municipal Bonds (cost $1,130,000)	1,166,103

Shares	Description ▲	Value
	PREFERRED STOCKS – 0.4%

	Banking – 0.1%

	Goldman Sachs Group
13,000	Series A ▼	$277,030
	Finance – 0.3%

	Bank of America
15,000	Series 5 ▼	285,750

5,000	Citigroup Capital XI	116,600

2,000	JPMorgan Chase Capital XXVI ▼	52,920

12,000	Morgan Stanley	248,400
	Total Finance	703,670
	Sovereign – 0.0%

	Fannie Mae
16,000	Series S	34,400
	Total Preferred Stocks (cost $1,325,120)	1,015,100
Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – PRIVATE MORTGAGE-BACKED SECURITIES – 0.3%

	Fixed Rate – 0.3%

	Sequoia Mortgage Trust
	Series 2011-1, Class A1
$836,695	4.125%, 02/25/2041	$838,419
	Total Collateralized Mortgage Obligation – Private Mortgage-Banked Securities (cost $836,695)	838,419

70	Nuveen Investments

Shares	Description ▲	Value

	CONVERTIBLE SECURITIES – 0.1%

	Energy – 0.1%

	Chesapeake Energy
2,000	Series 2005B	$197,500
	Total Convertible Securities (cost $170,000)	197,500

Shares	Description ▲	Value
	Closed-End Funds – 0.0%

10,500	Blackrock Credit Allocation Income Trust	131,355
	Total Closed End Funds (cost $124,553)	131,355

Shares	Description▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 46.5%

	Mount Vernon Securities Lending Prime Portfolio
128,122,856	0.197% Ω †	$128,122,856
	Total Investments Purchased With Proceeds From Securities Lending (cost $128,122,856)	128,122,856

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.4%

	Money Market Funds – 1.2%

	First American Prime Obligations Fund, Class Z
3,338,243	0.042% Ω	3,338,243
	U.S. Treasury Obligations – 0.2%

	U.S. Treasury Bills ☐
$70	0.035%, 10/20/2011	69,992
380	0.020%, 07/21/2011	379,996
$450	Total U.S. Treasury Obligations	449,988
	Total Short-Term Investments (cost $3,788,203)	3,788,231
	Total Investments (cost $394,282,695) – 146.7%	403,831,111
	Other Assets Less Liabilities – (46.7)% ¯	(128,492,050)
	Net Assets – 100.0%	$275,339,061

Investments in Derivatives

Futures Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Canadian Dollar	Long	5	9/11	$517,900	$6,483
U.S. Treasury 2-Year Note	Short	(58)	9/11	(12,721,938)	(27,510)
U.S. Treasury 5-Year Note	Short	(132)	9/11	(15,733,781)	65,453
U.S. Treasury Ultra Bond	Short	(8)	9/11	(1,010,000)	31,940
					$76,366

Nuveen Investments	71

Portfolio of Investments

Nuveen Inflation Protected Securities Fund (continued)

June 30, 2011

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase	$4,000,000	Receive	3-Month LIBOR	1.255%	Semi-Annually	11/03/11	$(19,137)
JPMorgan Chase	1,000,000	Receive	3-Month LIBOR	3.858	Semi-Annually	1/19/20	(81,387)
UBS	4,000,000	Receive	3-Month LIBOR	1.358	Semi-Annually	9/25/11	(24,871)
UBS	2,000,000	Receive	3-Month LIBOR	1.133	Semi-Annually	3/25/12	(17,562)
UBS	4,000,000	Receive	3-Month LIBOR	1.048	Semi-Annually	6/25/12	(26,395)
UBS	2,000,000	Receive	3-Month LIBOR	3.001	Semi-Annually	8/03/14	(134,789)
							$(304,141)

*	Annualized.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

—	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

◀	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2011.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives.

AUD	Australian Dollar

CAD	Canadian Dollar

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

72	Nuveen Investments

Portfolio of Investments

Nuveen Intermediate Government Bond Fund

(formerly known as First American Intermediate Government Bond Fund)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	U.S. GOVERNMENT & AGENCY SECURITIES – 45.4%

	U.S. Agency Debentures – 41.2%

	Federal Agricultural Mortgage Corporation
$500	2.100%, 08/10/2012	$510,240

	Federal Farm Credit Bank
3,600	3.875%, 08/25/2011 ▼	3,620,376
1,130	2.125%, 06/18/2012	1,149,324
565	4.500%, 10/17/2012	595,041
1,705	1.375%, 06/25/2013	1,736,207
1,350	3.875%, 10/07/2013	1,447,971
1,400	2.625%, 04/17/2014	1,467,394
700	3.000%, 09/22/2014 ▼	742,145
845	1.500%, 11/16/2015	835,872

	Federal Home Loan Bank
515	1.625%, 09/26/2012	522,970
2,000	1.500%, 01/16/2013 ▼	2,032,508
850	1.625%, 03/20/2013	866,955
1,865	3.125%, 12/13/2013 ▼	1,974,129
1,710	0.875%, 12/27/2013 ▼	1,716,630
950	1.125%, 06/27/2014	948,542
1,080	4.125%, 03/13/2020	1,147,208

	Federal Home Loan Mortgage Corporation
1,135	1.375%, 02/25/2014 ▼	1,151,606
1,130	1.625%, 03/21/2014	1,132,966
1,825	2.500%, 04/23/2014 ▼	1,905,871
780	1.000%, 07/30/2014 ▼	779,057
1,925	1.750%, 09/10/2015 ▼	1,933,002
2,000	0.750%, 07/05/2016	2,000,062
270	5.000%, 12/14/2018 ▼	283,762
365	3.750%, 03/27/2019 ▼	386,217

	Federal National Mortgage Association
785	5.250%, 08/01/2012	825,804
580	4.625%, 05/01/2013	619,135
1,150	1.750%, 05/07/2013 ▼	1,175,839
1,200	1.125%, 06/27/2014	1,206,661
1,650	2.375%, 07/28/2015 ▼	1,698,728
1,700	1.875%, 10/15/2015 ▼	1,704,105
550	4.375%, 10/15/2015	609,489
1,735	1.600%, 11/23/2015 ▼	1,715,792

	Tennessee Valley Authority
3,175	6.790%, 05/23/2012	3,357,369
2,725	6.000%, 03/15/2013	2,972,514
530	3.875%, 02/15/2021	544,425
45,975	Total U.S. Agency Debentures	47,315,916
	U.S. Treasuries – 4.2%

	U.S. Treasury Bonds
635	9.000%, 11/15/2018 ▼	915,739
1,105	8.125%, 08/15/2019 ▼	1,546,568
430	8.500%, 02/15/2020 ▼	617,856
695	8.750%, 08/15/2020	1,018,610
435	8.000%, 11/15/2021 ▼	619,399

	U.S. Treasury Note
105	2.250%, 03/31/2016 ▼	107,995
3,405	Total U.S. Treasuries	4,826,167
$49,380	Total U.S. Government & Agency Securities (cost $50,796,158)	52,142,083

Nuveen Investments	73

Portfolio of Investments

Nuveen Intermediate Government Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 24.3%

	Adjustable Rate Δ – 7.0%

	Federal Home Loan Mortgage Corporation Pool
$875	2.574%, 09/01/2033, #780836	$911,530
632	2.597%, 03/01/2036, #848193	665,600
931	5.508%, 05/01/2037, #1H1396	986,137

	Federal National Mortgage Association Pool
1,567	2.545%, 04/01/2034, #AD0486	1,644,819
586	2.540%, 03/01/2035, #819652	617,089
245	2.180%, 12/01/2035, #848390	251,028
416	2.858%, 07/01/2036, #886034	436,543
334	2.639%, 09/01/2036, #995949	350,192
941	5.394%, 03/01/2037, #914224	998,466
737	5.684%, 04/01/2037, #913187	784,904
340	2.498%, 03/01/2038, #AD0706	357,508
7,604	Total Adjustable Rate	8,003,816
	Fixed Rate – 17.3%

	Federal Home Loan Mortgage Corporation Pool
—	¥7.000%, 07/01/2011, #E20252	53
9	7.500%, 09/01/2012, #G10735	9,312
38	6.000%, 10/01/2013, #E72802	41,697
29	7.000%, 09/01/2014, #E00746	30,524
153	6.500%, 01/01/2028, #G00876	174,541
25	7.500%, 01/01/2030, #C35768	29,015
286	6.500%, 03/01/2031, #G01244	324,060

	Federal National Mortgage Association Pool
—	¥7.000%, 11/01/2011, #250738	335
—	¥7.000%, 11/01/2011, #351122	178
21	6.000%, 04/01/2013, #425550	22,977
17	6.500%, 08/01/2013, #251901	17,876
29	6.000%, 11/01/2013, #556195	32,008
21	7.000%, 10/01/2014, #252799	22,509
1,867	3.120%, 01/01/2015, #464158	1,931,834
903	3.240%, 04/01/2016, #467749	928,148
185	5.500%, 04/01/2016, #580516	200,333
304	6.500%, 07/01/2017, #254373	332,590
302	7.000%, 07/01/2017, #254414	334,940
189	5.500%, 12/01/2017, #673010	205,566
266	5.500%, 04/01/2018, #695765	287,827
553	4.500%, 05/01/2018, #254720	591,529
649	5.500%, 09/01/2019, #725793	705,730
266	6.000%, 01/01/2022, #254179	293,818
260	6.500%, 06/01/2022, #254344	294,973
317	7.000%, 09/01/2031, #596680	361,024
376	6.500%, 12/01/2031, #254169	422,793
1,093	6.000%, 04/01/2032, #745101	1,191,606
863	6.500%, 06/01/2032, #596712	973,090
233	6.000%, 08/01/2032, #656269	253,730
553	6.500%, 08/01/2036, #887017	627,045
718	7.000%, 06/01/2037, #928519	826,330
987	4.000%, 12/01/2040, #AB1959	987,939
2,119	4.000%, 12/01/2040, #MA0583 (WI/DD)	2,122,278
1,115	4.500%, 07/15/2041 (WI/DD)	1,153,502
1,000	5.000%, 07/15/2041 (WI/DD)	1,062,500

	Government National Mortgage Association Pool
48	7.500%, 12/15/2022, #347332	56,865
7	7.000%, 09/15/2027, #455304	8,303
309	6.500%, 07/15/2028, #780825	353,247
113	6.500%, 08/20/2031, #003120	128,136
144	7.500%, 12/15/2031, #570134	169,351

74	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)

$1,101	6.000%, 09/15/2034, #633605	$1,239,096
1,101	4.500%, 02/20/2041, #004946	1,161,320
18,569	Total Fixed Rate	19,910,528
$26,173	Total U.S. Government Agency Mortgage-Backed Securities (cost $26,650,040)	27,914,344

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 8.3%

	Fixed Rate – 8.3%

	Federal Home Loan Mortgage Corporation Series 2629, Class BO
$570	3.250%, 03/15/2018	$590,755
	Series 2843, Class BH
455	4.000%, 01/15/2018	465,115

	Federal National Mortgage Association Series 2002-W1, Class 2A
528	7.244%, 02/25/2042	609,602
	Series 2009-M1, Class A1
889	3.400%, 07/25/2019	929,361
	Series 2010-M1, Class A1
1,437	3.305%, 06/25/2019	1,495,114
	Series 2010-M4, Class A1
1,440	2.520%, 06/25/2020	1,453,871

	FHLMC Multifamily Structured Pass-Through Securities Series K008, Class A1
995	2.746%, 12/25/2019	995,561
	Series K010, Class A1
812	3.320%, 07/25/2020	835,820
	Series K701, Class A1
1,230	2.776%, 06/26/2017	1,265,679

	FHLMC Structured Pass-Through Securities Series T-45, Class A4
851	4.520%, 08/27/2012	879,052
$9,207	Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities (cost $9,295,526)	9,519,930

Principal Amount (000)	Description ▲	Value
	ASSET-BACKED SECURITIES – 5.5%

	Home Equity – 0.0%

	GRMT Mortgage Loan Trust Series 2001-1A, Class M1
$34	8.272%, 07/20/2031 ■	$31,965
	Manufactured Housing – 0.7%

	Origen Manufactured Housing
	Series 2005-B, Class M1
750	5.990%, 01/15/2037 Δ	766,496
	Other – 4.8%

	GMAC Mortgage Servicer Advance Funding
	Series 2011-1A, Class A
735	3.720%, 03/15/2023 ■	740,512

	Henderson Receivables
	Series 2010-3A, Class A
852	3.820%, 12/15/2048 ■	841,847

Nuveen Investments	75

Portfolio of Investments

Nuveen Intermediate Government Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Other (continued)

	Series 2010-1, Class A
$919	5.560%, 07/15/2059 ■	$984,724

	Small Business Administration
	Series 2005-P10A, Class 1
381	4.638%, 02/10/2015	406,013
	Series 2005-P10B, Class 1
261	4.940%, 08/10/2015	277,329
	Series 2008-P10A, Class 1
1,095	5.902%, 02/10/2018	1,223,141
	Series 2010-10A, Class 1
983	4.108%, 03/10/2020	1,002,470
5,226	Total Other	5,476,036
$6,010	Total Asset-Backed Securities (cost $6,137,534)	6,274,497

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – PRIVATE MORTGAGE-BACKED SECURITIES – 5.3%

	Fixed Rate – 5.3%

	FDIC Structured Sale Guaranteed Notes
	Series 2010-S1, Class 2A
$1,127	3.250%, 04/25/2038 ■	$1,153,653

	GSMPS Mortgage Loan Trust
	Series 2003-1, Class B1
798	6.806%, 03/25/2043	686,172

	GSR Mortgage Loan Trust
	Series 2005-4F, Class B1
1,247	5.744%, 05/25/2035	730,476

	Impac Secured Assets
	Series 2000-3, Class M1
375	8.000%, 10/25/2030	343,251

	Lehman Mortgage Trust
	Series 2008-6, Class 1A1
439	6.108%, 07/25/2047	418,175

	NCUA Guaranteed Notes
	Series 2010-C1, Class A1
1,071	1.600%, 10/29/2020	1,068,355

	Residential Accredit Loans
	Series 2003-QS12, Class M1
521	5.000%, 06/25/2018	405,574

	Sequoia Mortgage Trust
	Series 2011-1, Class A1
443	4.125%, 02/25/2041	443,582

	Vendee Mortgage Trust
	Series 2011-1, Class DA
773	3.750%, 02/15/2035	807,859
$6,794	Total Collateralized Mortgage Obligations – Private Mortgage-Backed Securities (cost $6,640,380)	6,057,097

Principal Amount (000)	Description ▲	Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.5%

	Bear Stearns Commercial Mortgage Securities
	Series 2005-T20, Class A4A
$550	5.296%, 10/12/2042 Δ	$602,392

	Commercial Mortgage Pass-Through Certificates
	Series 2005-LP5, Class A4
550	4.982%, 05/10/2043 Δ	592,650

76	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

	Extended Stay America Trust
	Series 2010-ESHA, Class A
$870	2.951%, 11/05/2027 ■	$865,598

	FDIC Commercial Mortgage Trust
	Series 2011-C1, Class C1
460	2.196%, 04/25/2031	461,675

	Greenwich Capital Commercial Funding
	Series 2007-GG11, Class A4
1,000	5.736%, 12/10/2049 ▼	1,073,050

	JPMorgan Chase Commercial Mortgage Securities Trust
	Series 2010-C2, Class A1
939	2.749%, 07/15/2017 ■	934,386

	Morgan Stanley Capital I
	Series 2006-IQ12, Class A4
650	5.332%, 12/15/2043	702,243
$5,019	Total Commercial Mortgage-Backed Securities (cost $4,920,958)	5,231,994

Principal Amount (000)	Description ▲	Value
	CORPORATE BONDS – 0.8%

	Finance – 0.8%

	Private Export Funding
$550	3.050%, 10/15/2014	$583,179
345	2.125%, 07/15/2016	344,681
$895	Total Corporate Bonds (cost $894,079)	927,860

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 24.8%

	Mount Vernon Securities Lending Prime Portfolio
28,536,456	0.197% Ω †	$28,536,456
	Total Investments Purchased With Proceeds From Securities Lending (cost $28,536,456)	28,536,456

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 9.5%

	Money Market Funds – 9.4%

	First American Government Obligations Fund, Class Z
9,724,292	0.000% Ω	$9,746,292

	First American U.S. Treasury Money Market Fund, Class Z
1,024,248	0.000% Ω	1,024,248
	Total Money Market Funds	10,770,540
	U.S. Treasury Obligations – 0.1%

	U.S. Treasury Bills ☐
$150	0.020%, 07/21/2011	149,998
10	0.060%, 11/10/2011	9,998
$160	Total U.S. Treasury Obligations	159,996
	Total Short-Term Investments (cost $10,930,534)	10,930,536
	Total Investments (cost $144,801,665) – 128.4%	147,534,797
	Other Assets Less Liabilities – (28.4)% ¯	(32,598,558)
	Net Assets – 100.0%	$114,936,239

Nuveen Investments	77

Portfolio of Investments

Nuveen Intermediate Government Bond Fund (continued)

June 30, 2011

Investments in Derivatives

Futures Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	97	9/11	$21,276,345	$42,870
U.S. Treasury 5-Year Note	Short	(11)	9/11	(1,311,148)	2,804
U.S. Treasury 10-Year Note	Long	34	9/11	4,159,156	(49,618)
U.S. Treasury Long Bond Futures	Long	2	9/11	246,063	(6,380)
					$(10,324)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2011.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¥	Principal Amount (000) rounds to less than $1,000.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

78	Nuveen Investments

Portfolio of Investments

Nuveen Intermediate Term Bond Fund

(formerly known as First American Intermediate Term Bond Fund)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	CORPORATE BONDS – 44.5%

	Banking – 7.9%

	Banco Bradesco
$1,245	4.125%, 05/16/2016 ■ ▼	$1,252,844

	Bancolombia
1,910	5.950%, 06/03/2021 ■	1,938,649

	Bank of America
2,500	5.750%, 12/01/2017	2,673,775
4,920	5.875%, 01/05/2021	5,163,416

	BBVA Bancomer
925	4.500%, 03/10/2016 ■ ▼	941,188

	Citigroup
2,000	4.587%, 12/15/2015	2,103,218
2,090	6.125%, 11/21/2017	2,308,309

	Comerica Bank
3,245	5.750%, 11/21/2016	3,622,163

	Deutsche Bank
3,205	3.875%, 08/18/2014	3,368,763

	ING Bank
1,470	4.000%, 03/15/2016 ■	1,487,696

	JPMorgan Chase
3,290	5.150%, 10/01/2015	3,553,348
7,585	4.250%, 10/15/2020	7,420,670

	Lloyds TSB Bank
1,000	4.375%, 01/12/2015 ■	1,014,904

	Nordea Eiendomskreditt Class A
3,500	1.875%, 04/07/2014 ■	3,535,459

	North Fork Bancorp
3,130	5.875%, 08/15/2012	3,247,062

	PNC Funding
3,300	3.625%, 02/08/2015 ▼	3,475,745

	Royal Bank of Scotland
1,000	6.400%, 10/21/2019 ▼	1,027,162

	Sovereign Bank
2,040	8.750%, 05/30/2018	2,302,872

	Wachovia
1,450	5.750%, 06/15/2017	1,612,197

	Wachovia Captial Trust III
2,220	5.570%, 03/29/2049	2,031,300
52,025	Total Banking	54,080,740
	Basic Industry – 3.0%

	Alcoa
1,180	5.400%, 04/15/2021 ▼	1,183,644

	Arcelormittal
3,260	5.250%, 08/05/2020 ▼	3,223,269

	Celulosa Arauco Constitucion
2,000	5.625%, 04/20/2015 ▼	2,155,580

	Dow Chemical
2,680	2.500%, 02/15/2016	2,660,675

	Incitec Pivot Finance
2,255	6.000%, 12/10/2019 ■	2,415,177

Nuveen Investments	79

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Basic Industry (continued)

	Rio Tinto Finance
$1,970	3.500%, 11/02/2020 ▼	$1,885,304

	Southern Copper
2,000	5.375%, 04/16/2020	2,048,602

	Vale Overseas
1,940	4.625%, 09/15/2020	1,929,404

	Waste Management
2,705	4.600%, 03/01/2021	2,760,044
19,990	Total Basic Industry	20,261,699
	Brokerage – 2.1%

	Goldman Sachs Capital II
1,165	5.793%, 12/29/2049 Δ	932,000

	Goldman Sachs Group
3,845	6.150%, 04/01/2018	4,184,679
3,125	6.000%, 06/15/2020 ▼	3,362,463

	Morgan Stanley
3,750	5.500%, 07/24/2020	3,795,716
2,180	5.750%, 01/25/2021 ▼	2,205,787
14,065	Brokerage	14,480,645
	Capital Goods – 0.7%

	John Deere Captial
2,295	2.800%, 09/18/2017	2,312,286

	Tyco International
2,405	3.375%, 10/15/2015 ▼	2,473,300
4,700	Total Capital Goods	4,785,586
	Communications – 7.1%

	American Tower
2,405	5.050%, 09/01/2020	2,368,858

	AT&T
3,350	5.800%, 02/15/2019 ▼	3,779,976

	British Sky Broadcasting
1,845	6.100%, 02/15/2018 ■	2,063,642

	CBS
3,125	5.750%, 04/15/2020 ▼	3,386,990

	Comcast
1,930	5.150%, 03/01/2020 ▼	2,078,014

	DirecTV Holdings
2,850	3.550%, 03/15/2015	2,977,703
2,800	5.200%, 03/15/2020 ▼	2,962,646

	Discovery Communications
1,460	5.050%, 06/01/2020 ▼	1,545,990

	Embarq
1,170	7.082%, 06/01/2016 ▼	1,300,595

	NBC Universal
3,895	5.150%, 04/30/2020 ■	4,112,738

	News America
2,000	5.650%, 08/15/2020 ▼	2,184,592
2,100	4.500%, 02/15/2021 ■	2,072,511

	Telecom Italia Capital
2,570	7.175%, 06/18/2019 ▼	2,837,501

80	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Communications (continued)

	Time Warner
$3,000	4.700%, 01/15/2021 ▼	$3,039,529
1,730	4.750%, 03/29/2021 ▼	1,759,846

	Time Warner Cable
2,000	8.250%, 02/14/2014	2,326,298
2,025	6.750%, 07/01/2018	2,348,377

	Verizon Communications
3,755	8.750%, 11/01/2018	4,885,650
44,010	Total Communications	48,031,456
	Consumer Cyclical – 0.4%

	Ingram Micro
1,205	5.250%, 09/01/2017	1,263,118

	R.R. Donnelley & Sons
1,195	7.625%, 06/15/2020 ▼	1,181,023
2,400	Total Consumer Cyclical	2,444,141
	Consumer Non Cyclical – 4.2%

	Altria Group
1,300	9.700%, 11/10/2018	1,708,357
1,365	4.750%, 05/05/2021	1,364,065

	ConAgra Foods
2,595	5.875%, 04/15/2014	2,850,096

	Express Scripts
2,120	3.125%, 05/15/2016	2,133,063

	Genentech
1,650	4.750%, 07/15/2015	1,818,711

	Kellogg
2,620	4.450%, 05/30/2016	2,858,355

	Kraft Foods
1,225	6.500%, 08/11/2017	1,440,074
3,500	5.375%, 02/10/2020 ▼	3,826,193

	Lorillard Tobacco
1,815	8.125%, 06/23/2019 ▼	2,114,025

	Merck
3,330	2.250%, 01/15/2016	3,341,945

	Reynolds American
1,480	6.750%, 06/15/2017 ▼	1,708,774

	Roche Holdings
2,100	6.000%, 03/01/2019 ■	2,419,538

	UnitedHealth Group
1,295	3.875%, 10/15/2020 ▼	1,266,970
26,395	Total Consumer Non Cyclical	28,850,166
	Electric – 1.1%

	Constellation Energy Group
2,275	5.150%, 12/01/2020 ▼	2,331,463

	FirstEnergy Solutions
2,220	6.050%, 08/15/2021	2,388,829

	Ohio Power Series K
2,100	6.000%, 06/01/2016 ▼	2,408,175
6,595	Total Electric	7,128,467

Nuveen Investments	81

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Energy – 3.9%

	Anadarko Petroleum
$2,745	6.375%, 09/15/2017 ▼	$3,146,687

	Applied Materials
1,855	4.300%, 06/15/2021	1,861,190

	Ensco
2,765	4.700%, 03/15/2021 ▼	2,793,156

	EOG Resources
2,500	4.100%, 02/01/2021	2,469,157

	Hess
2,750	8.125%, 02/15/2019 ▼	3,479,565

	Marathon Petroleum
1,685	5.125%, 03/01/2021 ■ ▼	1,732,261

	Nabors Industries
1,735	5.000%, 09/15/2020 ▼	1,755,535

	Petroleos Mexicanos
1,000	4.875%, 03/15/2015 ▼	1,082,500

	Suncor Energy
1,275	6.100%, 06/01/2018 ▼	1,450,040

	Teck Resources
1,760	4.750%, 01/15/2022	1,764,599

	Valero Energy
1,315	4.500%, 02/01/2015 ▼	1,403,770

	Weatherford Bermuda
3,810	5.125%, 09/15/2020 ▼	3,890,090
25,195	Total Energy	26,828,550
	Finance – 6.4%

	American Express
1,725	7.250%, 05/20/2014	1,972,862

	American Express Credit
	Series C
2,405	7.300%, 08/20/2013	2,676,739

	Ameriprise Financial
3,330	5.300%, 03/15/2020	3,569,660

	Asciano Finance
2,450	5.000%, 04/07/2018 ■	2,514,888

	Capital One Bank
3,140	8.800%, 07/15/2019	3,853,537

	Capital One Financial
1,775	6.150%, 09/01/2016 ▼	1,958,216

	Countrywide Financial
2,395	6.250%, 05/15/2016	2,523,908

	Discover Financial Services
2,245	10.250%, 07/15/2019	2,900,874

	General Electric Capital
4,770	2.100%, 01/07/2014	4,837,685
1,530	5.300%, 02/11/2021 ▼	1,592,029
2,500	Series A 3.750%, 11/14/2014	2,646,270
3,955	Series MTN 5.625%, 09/15/2017	4,366,411

	Lloyds TSB Bank
2,500	4.875%, 01/21/2016 ▼	2,556,928

82	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Finance (continued)

	Private Export Funding
$575	3.050%, 10/15/2014	$609,687

	Transcapitalinvest
2,990	5.670%, 03/05/2014 ■	3,184,350

	WEA Finance
1,780	4.625%, 05/10/2021 ■ ▼	1,727,413
40,065	Total Finance	43,491,457
	Industrial Other – 0.2%

	Thermo Fisher Scientific
1,265	3.200%, 05/01/2015	1,314,983
	Insurance – 4.8%

	Aflac
3,000	8.500%, 05/15/2019 ▼	3,669,012

	Allied World Assurance
2,860	7.500%, 08/01/2016	3,277,397

	American International Group
3,000	8.250%, 08/15/2018	3,445,881

	Catlin Insurance
1,650	7.249%, 12/31/2049 ■ ▼	1,571,625

	Hartford Financial Services Group
	Series MTN
3,055	6.000%, 01/15/2019	3,262,746

	Liberty Mutual Group
1,985	5.000%, 06/01/2021 ■	1,879,644

	Lincoln National
2,720	8.750%, 07/01/2019	3,432,363

	Met Life Global Funding I
3,730	5.125%, 04/10/2013 ■	3,968,824

	Pacific Life Global Funding
2,205	5.150%, 04/15/2013 ■	2,347,994

	Pacific Life Insurance
965	6.000%, 02/10/2020 ■ ▼	1,034,789

	Prudential Financial
	Series MTNB
3,235	5.100%, 09/20/2014	3,517,024

	ZFS Finance USA Trust V
1,530	6.500%, 05/09/2067 ■ Δ	1,522,350
29,935	Total Insurance	32,929,649
	Natural Gas – 0.2%

	Kinder Morgan Energy Partners
1,135	5.000%, 12/15/2013 ▼	1,230,751
	Real Estate – 0.8%

	Health Care – REIT
1,630	3.625%, 03/15/2016	1,640,300

	Prologis – REIT
1,885	6.875%, 03/15/2020	2,081,436

	Vornado Realty – REIT
1,730	4.250%, 04/01/2015	1,795,596

5,245	Total Real Estate	5,517,332
	Sovereign – 0.2%

	United Mexican States
1,400	5.625%, 01/15/2017	1,591,100

Nuveen Investments	83

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Transportation – 0.6%

	Union Pacific
$3,320	5.750%, 11/15/2017	$3,814,345
	Wireless Equipment – 0.9%

	Motorola Solutions
5,445	6.000%, 11/15/2017	6,195,746
$283,185	Total Corporate Bonds (cost $285,014,433)	302,976,813

Principal Amount (000)	Description ▲	Value
	ASSET-BACKED SECURITIES – 14.6%

	Automotive – 4.1%

	Bank of America Auto Trust
	Series 2010-2, Class A3
$2,750	1.310%, 07/15/2014	2,767,882

	DT Auto Owner Trust, Class A
	Series 2011-2A
2,151	0.960%, 11/15/2012	2,150,745

	Ford Credit Auto Lease Trust
	Series 2010-B, Class A3
4,015	0.910%, 07/15/2013	4,018,171

	Ford Credit Auto Owner Trust
	Series 2009-A, Class A3A
1,433	3.960%, 05/15/2013	1,447,080

	Hertz Vehicle Financing
	Series 2009-2A, Class A1
5,000	4.260%, 03/25/2014 ■	5,224,702

	Nissan Auto Receivables Owner Trust
	Series 2007-B, Class A4
2,032	5.160%, 03/15/2014	2,065,306

	Santander Drive Auto Receivables Trust
	Series 2010-1, Class A2
3,902	1.360%, 03/15/2013	3,909,801

	Smart Trust
	Series 2011-1USA, Class A3B
6,215	1.258%, 12/14/2013 ■	6,225,739

	World Omni Auto Receivables Trust
	Series 2010-A, Class A2
201	0.700%, 05/15/2011	200,859
27,699	Total Automotive	28,010,285
	Credit Cards – 3.5%

	Bank of America Credit Card Trust
	Series 2007-A8, Class A8
5,855	5.590%, 11/17/2014	6,141,052

	Cabela’s Master Credit Card Trust
	Series 2010-1A, Class A2
4,030	1.637%, 01/15/2018 ■ Δ	4,169,335
	Series 2010-2A, Class A1
4,340	2.290%, 09/17/2018	4,360,865

	Capital One Multi-Asset Execution Trust
	Series 2008-A3, Class A3
4,795	5.050%, 02/15/2016	5,155,874

	Discover Card Master Trust
	Series 2007-A1, Class A1
3,530	5.650%, 03/16/2020	4,043,687
22,550	Total Credit Cards	23,870,813

84	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Home Equity – 2.4%

	Amresco Residential Security Mortgage
	Series 1997-3, Class A9
$16	6.960%, 03/25/2027	$16,423

	Contimortgage Home Equity Loan Trust
	Series 1997-2, Class A9
10	7.900%, 04/15/2028	9,518

	RBSSP Resecuritization Trust
	Series 2009-11, Class 4A1
540	1.994%, 12/26/2037 ■ Δ	540,389
	Series 2009-13, Class 5A1
2,839	0.294%, 11/26/2036 ■ Δ	2,803,879
	Series 2009-8, Class 3A1
468	0.334%, 03/26/2037 ■ Δ	459,795
	Series 2009-9, Class 9A1
2,073	0.486%, 09/26/2037 ■ Δ	1,995,037
	Series 2010-10, Class 2A1
2,356	0.386%, 09/26/2036 ■ Δ	2,112,874
	Series 2010-4, Class 1A1
4,505	0.323%, 03/26/2036 Δ	4,191,906
	Series 2010-8, Class 4A1
2,334	0.659%, 07/26/2036 ■ Δ	2,199,446

	Renaissance Home Equity Loan Trust Series 2005-3, Class AF4
2,590	5.140%, 11/25/2035 Δ	2,146,600
17,731	Total Home Equity	16,475,867
	Manufactured Housing – 0.1%

	Green Tree Financial Series 1996-9, Class A5
52	7.200%, 01/15/2028	54,683
	Series 2008-MH1, Class A1
616	7.000%, 04/25/2038 ■	629,845
668	Total Manufactured Housing	684,528
	Other – 3.8%

	AH Mortgage Advance Trust Series 2010-ADV1, Class A1
2,795	3.968%, 08/15/2022 ■	2,836,925
	Series SART-1, Class A2
3,495	3.370%, 05/10/2043 ■	3,509,330

	Fieldstone Mortgage Investment Series 2005-1, Class M4
2,839	1.266%, 03/25/2035	2,643,772

	Henderson Receivables Series 2010-3A, Class A
2,175	3.820%, 12/15/2048 ■	2,149,801

	Ocwen Advance Receivables Backed Notes Series 2009-3A, Class A
1,960	4.140%, 07/15/2023 ■	1,986,950

	Small Business Administration Series 2006-P10A, Class 1
2,055	5.408%, 02/10/2016	2,221,324
	Series 2010-10B, Class A
5,271	4.000%, 09/10/2020	5,237,646

	Vendee Mortgage Trust Series 2011-1, Class DA
4,954	3.750%, 04/01/2031	5,178,584
25,544	Total Other	25,764,332

Nuveen Investments	85

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Utilities – 0.7%

	CenterPoint Energy Transition Series 2008-A, Class A1
$4,569	4.192%, 02/01/2020	$4,921,840
$98,761	Total Asset-Backed Securities (cost $96,505,366)	99,727,665

Principal Amount (000)	Description ▲	Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.2%

	Americold LLC Trust Series 2010-ARTA, Class A2FL
$4,415	2.500%, 01/17/2029 ■ Δ	$4,428,072

	Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class A2
2,478	5.205%, 02/11/2044	2,515,043

	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B
2,340	5.205%, 12/11/2049	2,389,460

	Commercial Mortgage Pass-Through Certificates Series 2006-CN2A, Class A2FX
2,430	5.449%, 02/05/2019 ■	2,435,587

	Extended Stay America Trust Series 2010-ESHA, Class A
7,216	2.951%, 11/05/2027 ■	7,175,613

	Fosse Master Issuer Series 2011-1A, Class A2
2,835	1.619%, 10/19/2054 ■	2,840,043

	GS Mortgage Securities II Series 2006-GG6, Class A2
2,370	5.506%, 04/10/2038	2,369,185
	Series 2010-C1, Class A1
6,052	3.679%, 08/12/2043 ■	6,160,872

	GS Mortgage Securities Trust Series 2007-GG10, Class A4
8,365	5.992%, 08/10/2045 ▼	8,980,666

	JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C1, Class A1
4,616	3.853%, 06/15/2043 ■	4,775,095
	Series 2011-C4, Class A3
3,685	4.106%, 07/15/2046 ■	3,677,049

	JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class A1
3,905	2.749%, 07/15/2017 ■	3,886,090

	OBP Depositor Trust Series 2010-OBP, Class A
3,200	4.646%, 07/15/2045 ■	3,321,156

	Vornado DP Series 2010-VN0, Class A2FX
6,000	4.004%, 09/14/2028 ■	5,843,741

	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C30, Class A3
5,940	5.246%, 12/15/2043	6,080,783
	Series 2007-C34, Class A2
3,830	5.569%, 05/15/2046	3,942,632
	Series 2007-WHL8, Class A1
2,092	0.267%, 06/15/2020 ■ Δ	1,896,645

86	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

	WF-RBS Commercial Mortgage Trust
	Series 2011-C3, Class A4
$3,220	4.375%, 03/15/2044 ■	$3,167,403
$74,989	Total Commercial Mortgage-Backed Securities (cost $75,529,843)	75,885,135

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT & AGENCY SECURITIES – 6.9%

	U.S. Agency Debentures – 5.1%

	Federal Agricultural Mortgage Corporation
$13,900	5.500%, 07/15/2011 ■	$13,928,509

	Federal Home Loan Mortgage Corporation
7,345	1.375%, 02/25/2014 ▼	7,452,465
2,055	5.000%, 12/14/2018 ▼	2,159,741

	Federal National Mortgage Association
3,580	1.000%, 09/23/2013 ▼	3,608,640
7,595	2.375%, 07/28/2015 ▼	7,819,296
34,475	Total U.S. Agency Debentures	34,968,651
	U.S. Treasuries – 1.8%

	U.S. Treasury Bond Loan
1,275	4.750%, 02/15/2041	1,355,285

	U.S. Treasury Notes
1,085	1.375%, 01/15/2013 ▼	1,101,784
1,375	2.375%, 02/28/2015 ▼	1,436,449
2,160	1.250%, 08/31/2015 ▼	2,150,381
6,065	2.625%, 11/15/2020 ▼	5,841,353
11,960	Total U.S. Treasuries	11,885,252
$46,435	Total U.S. Government & Agency Securities (cost $46,333,696)	46,853,903

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 6.7%

	Adjustable Rate Δ – 2.1%

	Federal Home Loan Mortgage Corporation
	Series 2755, Class FO
$3,468	0.637%, 04/15/2032	$3,472,079
	Series 2863
2,233	0.687%, 02/15/2019	2,240,728

	Federal National Mortgage Association
	Series 2003-52, Class NF
3,085	0.586%, 06/25/2023	3,089,118
	Series 2010-M6, Class A1
5,130	2.210%, 09/25/2020	5,026,551
13,916	Total Adjustable Rate	13,828,476
	Fixed Rate – 4.6%

	Federal Home Loan Mortgage Corporation
	Series 1167, Class E
13	7.500%, 11/15/2021	15,020
	Series 1286, Class A
32	6.000%, 05/15/2022	35,682
	Series 2750, Class HE
4,599	5.000%, 02/15/2019	4,930,441
	Series 2780, Class QC
97	4.500%, 03/15/2017	96,727
	Series 2795, Class CL
2,576	4.500%, 07/15/2017	2,616,141

Nuveen Investments	87

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)
	Series 3555, Class DA
$3,363	4.000%, 12/15/2014	$3,464,854
	Series 3555, Class EA
2,382	4.000%, 12/15/2014	2,454,271
	Series T-47, Class A6
4,888	4.159%, 08/27/2012	4,963,156

	Federal National Mortgage Association
	Series 1990-89, Class K
11	6.500%, 07/25/2020	12,033
	Series 2003-30, Class AE
2,994	3.900%, 10/25/2017	3,070,013
	Series 2009-M1, Class A1
3,554	3.400%, 07/25/2019	3,717,444
	Series 2010-M1, Class A1
5,891	3.305%, 06/25/2019	6,130,827
30,400	Total Fixed Rate	31,506,609
$44,316	Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities (cost $44,587,762)	45,335,085

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 4.5%

	Adjustable Rate Δ – 4.1%

	Federal Home Loan Mortgage Corporation Pool
$606	2.683%, 01/01/2028, #786281	$639,091
701	2.441%, 04/01/2029, #847190	736,379
2,040	2.467%, 10/01/2030, #847209	2,137,663
668	2.502%, 05/01/2031, #847161	702,350
1,673	2.520%, 09/01/2033, #847210	1,759,048
3,044	2.660%, 01/01/2038, #848282	3,186,435

	Federal National Mortgage Association Pool
1,004	2.510%, 09/01/2033, #725111	1,058,838
4,183	2.966%, 10/01/2033, #879906	4,405,058
3,896	2.540%, 03/01/2035, #819652	4,101,691
654	2.180%, 12/01/2035, #848390	669,409
2,911	2.599%, 07/01/2036, #AE0058	3,055,191
1,479	2.858%, 07/01/2036, #886034	1,552,793
1,274	2.639%, 09/01/2036, #995949	1,336,613
2,540	2.498%, 03/01/2038, #AD0706	2,669,126
26,673	Total Adjustable Rate	28,009,685
	Fixed Rate – 0.4%

	Federal Home Loan Mortgage Corporation
	Series K001, Class A3
171	5.469%, 01/25/2012	170,433

	Federal National Mortgage Association Pool
2,600	3.131%, 01/01/2015, #464373	2,682,665
2,771	Total Fixed Rate	2,853,098
$29,444	Total U.S. Government Agency Mortgage-Backed Securities (cost $30,198,950)	30,862,783

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – PRIVATE MORTGAGE-BACKED SECURITIES – 5.3%

	Adjustable Rate Δ – 3.2%

	Arkle Master Issuer PLC, Class 2A
	Series 2010-1A
$3,570	1.464%, 05/17/2060 ■	3,564,245

88	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Adjustable Rate Δ (continued)

	NCUA Guaranteed Notes
	Series 2010-R2, Class 1A
$6,885	0.560%, 11/06/2017	$6,887,625
	Series 2010-R3, Class 2A
5,744	0.825%, 12/08/2020	5,776,880

	Structured Mortgage Loan Trust
	Series 2004-11, Class A
222	2.653%, 08/25/2034	200,009

	Wells Fargo Mortgage Backed Securities Trust
	Series 2003-J, Class 2A5
1,800	4.419%, 10/25/2033	1,799,992

	WF-RBS Commercial Mortgage Trust
	Series 2011-C2, Class A4
3,275	5.000%, 02/15/2044 ■ ▼	3,357,087
21,496	Total Adjustable Rate	21,585,838
	Fixed Rate – 2.1%

	FDIC Structured Sale Guaranteed Notes
	Series 2010-S1, Class 2A
3,637	3.250%, 04/25/2038 ■	3,722,782

	GMAC Mortgage Corporation Loan Trust
	Series 2010-1, Class A
338	4.250%, 07/25/2040 ■	339,163

	Mortgage Equity Conversion Asset Trust
	Series 2010-1A, Class A
2,647	4.000%, 07/25/2060 ■	2,649,451

	NCUA Guaranteed Notes
	Series 2010-C1, Class A1
4,876	1.600%, 10/29/2020	4,866,426

	Sequoia Mortgage Trust
	Series 2011-1, Class A1
2,894	4.125%, 02/25/2041	2,900,345
14,392	Total Fixed Rate	14,478,167
$35,888	Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities (cost $35,859,890)	36,064,005

Principal Amount (000)	Description ▲	Value
	MUNICIPAL BONDS – 1.5%

	Illinois
$3,735	5.877%, 03/01/2019	$3,854,333

	Louisiana Local Government Environmental Facilities, Community Development Authority
	Series A1
6,500	1.520%, 02/01/2018	6,529,250
$10,235	Total Municipal Bonds (cost $10,233,661)	10,383,583

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 17.4%

	Mount Vernon Securities Lending Prime Portfolio
118,842,841	0.197% Ω †	118,842,841
	Total Investments Purchased With Proceeds From Securities Lending (cost $118,842,841)	118,842,841

Nuveen Investments	89

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2011

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 5.7%

	Money Market Fund – 5.4%

	First American Prime Obligations Fund, Class Z
36,913,381	0.042% Ω	$36,913,381
	U.S. Treasury Obligations – 0.3%

	U.S. Treasury Bills ☐
$850	0.035%, 10/20/2011	849,908
380	0.055%, 11/17/2011	379,919
400	0.018%, 07/21/2011	399,996
110	0.060%, 11/10/2011	109,976
$1,740	Total U.S. Treasury Obligations	1,739,799
	Total Short-Term Investments (cost $38,652,815)	38,653,180
	Total Investments (cost $781,759,257) – 118.3%	805,584,993
	Other Assets Less Liabilities – (18.3)% ¯	(124,801,899)
	Net Assets – 100.0%	$680,783,094

Investments in Derivatives

Futures Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	186	9/11	$40,797,939	$94,461
U.S. Treasury 5-Year Note	Long	312	9/11	37,188,937	(16,327)
U.S. Treasury 10-Year Note	Short	(52)	9/11	(6,361,063)	(7,538)
U.S. Treasury Long Bond Futures	Short	(32)	9/11	(3,937,000)	24,309
					$94,905

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$20,000,000	Receive	3-Month LIBOR	1.255%	Semi-Annually	11/03/11	$(95,684)
JPMorgan	5,000,000	Receive	3-Month LIBOR	3.858	Semi-Annually	1/19/20	(406,935)
UBS	19,000,000	Receive	3-Month LIBOR	1.358	Semi-Annually	9/25/11	(118,136)
UBS	19,000,000	Receive	3-Month LIBOR	1.133	Semi-Annually	3/25/12	(166,843)
UBS	20,000,000	Receive	3-Month LIBOR	1.048	Semi-Annually	6/25/12	(131,973)
UBS	8,000,000	Receive	3-Month LIBOR	3.001	Semi-Annually	8/03/14	(538,489)
							$(1,458,060)

*	Annualized.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives.

LIBOR	London Inter-Bank Offered Risk

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

90	Nuveen Investments

Portfolio of Investments

Nuveen Short Term Bond Fund

(formerly known as First American Short Term Bond Fund)

June 30, 2011

Principal Amount (000) •	Description ▲	Value

	CORPORATE BONDS – 45.2%

	Banking – 8.3%

	Ally Financial
$1,000	8.300%, 02/12/2015	$1,117,500

	Banco do Nordeste
800	3.625%, 11/09/2015	786,000

	Bank of America Series MTN
1,500	1.724%, 01/30/2014 Δ	1,503,456

	Barclays Bank
2,000	2.375%, 01/13/2014 ▼	2,023,752

	BB&T Series MTN
1,910	3.200%, 03/15/2016	1,953,865

	BBVA Bancomer
1,050	4.500%, 03/10/2016 ■ ▼	1,068,375

	Citigroup
1,000	5.850%, 07/02/2013	1,071,759
4,500	6.375%, 08/12/2014	4,975,762
3,000	4.587%, 12/15/2015	3,154,827

	Credit Suisse New York
1,000	5.500%, 05/01/2014 ▼	1,098,345

	Deutsche Bank
2,000	2.375%, 01/11/2013	2,028,956
2,000	3.875%, 08/18/2014	2,102,192

	Fifth Third Bancorp
1,755	6.250%, 05/01/2013	1,900,088
1,900	3.625%, 01/25/2016	1,916,505

	ING Bank
1,675	4.000%, 03/15/2016 ■	1,695,164

	JPMorgan Chase
3,830	5.125%, 09/15/2014 ▼	4,138,882
2,000	3.700%, 01/20/2015	2,079,614
	Series MTN
1,750	1.103%, 01/24/2014 Δ	1,754,461

	Keycorp Series MTN
1,000	6.500%, 05/14/2013	1,088,149

	Lloyds TSB Bank
1,245	4.375%, 01/12/2015 ■	1,263,555

	Nordea Bank
1,500	2.125%, 01/14/2014 ■	1,510,486

	Nordea Eiendomskreditt Class A
4,200	1.875%, 04/07/2014 ■ Δ ▼	4,242,550

	PNC Funding
1,500	3.625%, 02/08/2015 ▼	1,579,884

	Rabobank Nederland
1,400	3.200%, 03/11/2015 ■	1,448,349

	Royal Bank of Scotland
1,900	4.875%, 08/25/2014 ■	1,977,453

	Santander
2,000	2.485%, 01/18/2013 ■	1,980,378

	Societe Generale
3,000	2.500%, 01/15/2014 ■	2,986,158

Nuveen Investments	91

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000) •	Description ▲	Value

	Banking (continued)

	UBS
$1,000	3.875%, 01/15/2015 ▼	$1,043,809
	Series BKNT
2,650	2.250%, 08/12/2013	2,695,609
	Series FRN
3,000	1.304%, 01/28/2014 Δ	3,012,930

	Wells Fargo
3,080	5.200%, 06/15/2016 ▼	3,164,204
	Series AI
2,000	4.750%, 02/09/2015	2,139,170
	Series I
2,000	3.750%, 10/01/2014 ▼	2,107,816
66,145	Total Banking	68,610,003
	Basic Industry – 2.3%

	Anglo American Capital
1,000	2.150%, 09/27/2013 ■	1,013,172

	Arcelormittal
4,000	3.750%, 03/01/2016	4,044,700

	Codelco
2,400	5.500%, 10/15/2013 ■	2,580,545

	Dow Chemical
2,630	2.500%, 02/15/2016	2,611,035

	Noble Holding International
1,825	3.450%, 08/01/2015	1,889,016

	Potash Corporation of Saskatchewan
1,500	3.750%, 09/30/2015	1,593,640

	PPG
1,000	1.900%, 01/15/2016	973,721

	Rio Tinto Financial
1,000	8.950%, 05/01/2014	1,200,872

	United States Steel
1,000	5.650%, 06/01/2013 ▼	1,042,500

	Valeant Pharmaceuticals
1,500	6.500%, 07/15/2016 ■	1,483,125

	Vedanta Resources
420	9.500%, 07/18/2018 ■ ▼	457,800
18,275	Total Basic Industry	18,890,126
	Brokerage – 2.2%

	Goldman Sachs Group
3,900	1.311%, 02/07/2014 Δ ▼	3,867,642
7,000	3.700%, 08/01/2015	7,127,876

	Morgan Stanley
3,165	1.903%, 01/24/2014 Δ	3,187,231
2,000	4.200%, 11/20/2014	2,077,022
	Series GMTN
1,645	4.100%, 01/26/2015	1,690,063

17,710	Total Brokerage	17,949,834
	Capital Goods – 1.0%

	Case New Holland
1,000	7.750%, 09/01/2013	1,082,500

	Caterpillar Financial Services
	Series MTN
2,490	4.900%, 08/15/2013	2,681,479

92	Nuveen Investments

Principal Amount (000) •	Description ▲	Value

	Capital Goods (continued)

	ITT
$1,779	4.900%, 05/01/2014	$1,940,688

	L-3 Communications
	Series B
1,000	6.375%, 10/15/2015 ▼	1,027,500

	Northrop Grumman
1,707	3.700%, 08/01/2014	1,811,376

7,976	Total Capital Goods	8,543,543
	Communications – 5.1%

	American Tower
2,000	4.625%, 04/01/2015	2,105,504

	AT&T
2,000	6.700%, 11/15/2013	2,242,774
2,250	2.500%, 08/15/2015 ▼	2,279,275

	British Telecom
2,000	5.150%, 01/15/2013	2,120,430

	CenturyLink
	Series L
1,900	7.875%, 08/15/2012	2,019,637

	Comcast
1,000	5.300%, 01/15/2014	1,096,681

	Deutsche Telekom
1,550	5.875%, 08/20/2013	1,696,390

	DirecTV Holdings
1,700	3.550%, 03/15/2015 ▼	1,776,174
2,000	3.125%, 02/15/2016 ▼	2,029,008

	Frontier Communications
1,500	6.625%, 03/15/2015	1,563,750

	NBC Universal
2,000	3.650%, 04/30/2015 ■	2,099,826

	News America
1,000	5.300%, 12/15/2014 ▼	1,114,695

	Sprint Capital
2,000	8.375%, 03/15/2012 ▼	2,080,000

	TCM Sub
1,000	3.550%, 01/15/2015 ■	1,044,953

	Telecom Italia Capital
1,540	4.950%, 09/30/2014	1,605,709

	Telefonica Emisiones
1,450	2.582%, 04/26/2013	1,464,999

	Telefonica Moviles
1,000	2.875%, 11/09/2015 ■	982,238

	Time Warner Cable
1,025	8.250%, 02/14/2014	1,192,228

	Unitymedia Hessen
1,000	8.125%, 12/01/2017 ■	1,062,500

	Verizon Wireless
3,750	5.550%, 02/01/2014 ▼	4,133,363

	Vodafone Group
2,500	5.000%, 09/15/2015 ▼	2,755,862

	Windstream
1,600	8.125%, 08/01/2013	1,736,000

Nuveen Investments	93

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000) •	Description ▲	Value

	Communications (continued)

	XM Satellite Radio
$1,500	13.000%, 08/01/2014	$1,758,750
39,265	Total Communications	41,960,746
	Consumer Cyclical – 0.7%

	American Axle & Manufacturing
1,000	5.250%, 02/11/2014	987,500

	Ford Motor Credit
1,500	7.000%, 10/01/2013 ▼	1,603,015

	Home Depot
2,000	5.400%, 03/01/2016	2,234,828

	Viacom
1,000	4.375%, 09/15/2014	1,074,020
5,500	Total Consumer Cyclical	5,899,363
	Consumer Non Cyclical – 4.9%

	Boston Scientific
2,000	4.500%, 01/15/2015	2,108,746

	Bunge Limited Finance
2,000	5.875%, 05/15/2013	2,130,982

	Cardinal Health
915	5.500%, 06/15/2013 ▼	987,612

	CKE Restaurants
950	11.375%, 07/15/2018	1,046,188

	ConAgra Foods
1,950	5.875%, 04/15/2014	2,141,691

	Constellation Brands
1,500	8.375%, 12/15/2014	1,706,250

	Covidien International
3,750	1.875%, 06/15/2013	3,814,024

	Dr. Pepper Snapple Group
1,360	2.900%, 01/15/2016	1,376,263

	Genentech
2,000	4.750%, 07/15/2015	2,204,498

	General Mills
2,590	1.550%, 05/16/2014	2,607,806

	HCA
1,500	6.750%, 07/15/2013	1,563,750

	Kraft Foods
1,500	6.000%, 02/11/2013	1,617,406

	Merck
3,600	2.250%, 01/15/2016	3,612,913

	Novartis Capital
1,000	2.900%, 04/24/2015	1,040,325

	Omnicare
1,000	6.875%, 12/15/2015 ▼	1,023,750

	Smithfield Foods
1,500	10.000%, 07/15/2014	1,736,250

	St. Jude Medical
2,000	2.200%, 09/15/2013	2,042,188
690	3.750%, 07/15/2014	734,109

	Teva Pharmaceutical Finance III
2,105	1.700%, 03/21/2014	2,116,674

94	Nuveen Investments

Principal Amount (000) •	Description ▲	Value

	Consumer Non Cyclical (continued)

	Watson Pharmaceuticals
$2,000	5.000%, 08/15/2014	$2,172,346

	Wyeth
2,455	5.500%, 02/01/2014	2,721,952

38,365	Total Consumer Non Cyclical	40,505,723
	Electric – 1.2%

	Commonwealth Edison
2,140	1.625%, 01/15/2014 ▼	2,155,089

	MidAmerican Energy
3,275	4.650%, 10/01/2014	3,589,813

	National Rural Utilities Cooperative Finance
2,970	1.900%, 11/01/2015	2,927,767

	Texas Competitive Electric Holdings
1,105	11.500%, 10/01/2020	1,087,740
9,490	Total Electric	9,760,409
	Energy – 3.2%

	Anadarko Petroleum
1,000	6.375%, 09/15/2017 ▼	1,146,334

	Chesapeake Energy
1,650	9.500%, 02/15/2015	1,914,000

	Concho Resources
500	8.625%, 10/01/2017 ▼	545,000

	El Paso Pipeline
2,000	4.100%, 11/15/2015	2,079,478

	Encana
3,000	4.750%, 10/15/2013	3,228,048

	Ensco
2,470	3.250%, 03/15/2016	2,507,927

	Forest Oil
2,000	8.500%, 02/15/2014 ▼	2,170,000

	Husky Energy
2,500	5.900%, 06/15/2014	2,782,467

	Marathon Petroleum
2,400	3.500%, 03/01/2016 ■ ▼	2,460,257

	Nabors Industries
1,850	5.375%, 08/15/2012	1,916,363

	Petroleos Mexicanos
2,000	4.875%, 03/15/2015 ▼	2,165,000

	Shell International Finance
1,180	3.250%, 09/22/2015	1,240,875

	Total Capital Canada
1,585	1.625%, 01/28/2014	1,607,967

	Valero Energy
1,000	6.875%, 04/15/2012	1,045,734
25,135	Total Energy	26,809,450
	Finance – 6.4%

	American Express Credit Series C
2,450	7.300%, 08/20/2013	2,726,823

	Bank of America
9,250	4.500%, 04/01/2015	9,670,875

Nuveen Investments	95

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000) •	Description ▲	Value

	Finance (continued)

	BP Capital Markets
$2,000	0.910%, 03/11/2014 Δ	$2,009,800

	Capital One Bank
3,000	6.500%, 06/13/2013 ▼	3,272,172

	CIT Group
892	7.000%, 05/01/2014 ▼	903,428

	Dupont Fabros Technology
1,500	8.500%, 12/15/2017 ■	1,638,750

	Fresenius U.S. Finance II
1,830	9.000%, 07/15/2015 ■ ▼	2,070,188

	General Electric Capital
3,500	1.875%, 09/16/2013	3,539,953
5,000	2.100%, 01/07/2014	5,070,950
3,000	Series A 3.750%, 11/14/2014	3,175,524

	Goldman Sachs Group
1,625	5.150%, 01/15/2014	1,735,077

	Household Finance
2,000	4.750%, 07/15/2013 ▼	2,117,826

	International Lease Finance
1,000	6.500%, 09/01/2014 ■	1,060,000

	Lyondell Chemical
1,000	8.000%, 11/01/2017 ■	1,112,500

	Lloyds TSB Bank
2,500	4.875%, 01/21/2016 ▼	2,556,928

	Petroplus Finance
1,500	7.000%, 05/01/2017 ■	1,410,000

	TransCapitalInvest
2,500	7.700%, 08/07/2013 ■	2,775,195

	Volkswagen International Finance
4,335	1.625%, 08/12/2013 ■	4,364,526

	Willis Group Holdings
1,650	4.125%, 03/15/2016 ▼	1,682,231
50,532	Total Finance	52,892,746
	Industrial Other – 1.6%

	Agilent Technologies
2,000	2.500%, 07/15/2013	2,036,364

	Arrow Electronics
1,990	6.875%, 07/01/2013	2,168,071

	Pittsburgh Glass Works
1,500	8.500%, 04/15/2016 ■	1,541,250

	Thermo Fisher Scientific
1,625	3.250%, 11/20/2014	1,713,210
1,250	3.200%, 05/01/2015	1,299,390

	Tyco Electronics
2,430	6.000%, 10/01/2012	2,576,641

	Verso Paper Holdings
1,500	11.500%, 07/01/2014 ▼	1,597,500
12,295	Total Industrial Other	12,932,426
	Insurance – 2.0%

	Aflac
2,835	3.450%, 08/15/2015	2,895,252

96	Nuveen Investments

Principal Amount (000) •		Description ▲	Value

		Insurance (continued)

		Allstate Life Global Funding Trust
		Series MTN
$1,500		5.375%, 04/30/2013	$1,616,555

		American International Group
1,000		3.650%, 01/15/2014	1,019,090

		Hartford Financial Services Group
2,000		4.000%, 03/30/2015	2,061,710

		Lincoln National
2,000		4.300%, 06/15/2015 ▼	2,106,070

		Metropolitan Life Global Funding I
1,000		2.500%, 01/11/2013 ■	1,018,104

		Prudential Financial
		Series MTNB
5,560		5.100%, 09/20/2014	6,044,715
15,895		Total Insurance	16,761,496
		Natural Gas – 0.4%

		Duke Energy
1,500		3.950%, 09/15/2014	1,595,233

		NGPL Pipeco
1,500		7.119%, 12/15/2017 ■	1,680,426

		Ras Laffan
500		4.500%, 09/30/2012 ■	520,000
3,500		Total Natural Gas	3,795,659
		Real Estate – 1.4%

		HCP – REIT
1,635		2.700%, 02/01/2014 ▼	1,658,577
		Series MTN
1,000		5.625%, 02/28/2013 ▼	1,061,091

		Health Care REIT – REIT
1,920		3.625%, 03/15/2016	1,932,132

		Nationwide Health Properties – REIT
2,000		6.250%, 02/01/2013	2,127,560

		Rouse – REIT
1,500		6.750%, 11/09/2015 ■	1,546,875

		Simon Property Group – REIT
2,000		4.200%, 02/01/2015	2,127,570

		Vornado Realty – REIT
1,500		4.250%, 04/01/2015	1,556,875
11,555		Total Real Estate	12,010,680
		Sovereigns – 2.5%

		Australian Government
		Series 123
4,000,000	AUD	5.750%, 04/15/2012	4,324,167

		Canadian Government
8,000,000	CAD	1.500%, 12/01/2012	8,303,510

		Mexico Bonos Desarr
		Series MI10
41,800,000	MXN	9.500%, 12/18/2014	3,974,925

		New Zealand
		Series 413
5,000,000	NZD	6.500%, 04/15/2013	4,377,423
		Total Sovereigns	20,980,025

Nuveen Investments	97

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000) •	Description ▲	Value

	Technology – 0.4%

	National Semiconductor
$100	3.950%, 04/15/2015	$1,063,147

	Seagate Technology International
193	10.000%, 05/01/2014 ■	2,242,280
293	Total Technology	3,305,427
	Transportation – 1.6%

	Air Canada
1,390	9.250%, 08/01/2015 ■ ▼	1,423,012

	CSX
1,500	5.750%, 03/15/2013	1,613,918

	Delta Airlines
1,500	12.250%, 03/15/2015 ■	1,661,250
	Series 11B, Class B
900	7.711%, 03/18/2013	909,000
	Series 2011-1, Class A
2,135	5.300%, 04/15/2019 ▼	2,135,000

	GATX
1,000	4.750%, 05/15/2015	1,060,969

	Graham Packaging
1,375	8.250%, 10/01/2018 ▼ ■	1,529,688

	United Airlines
1,500	9.875%, 08/01/2013 ■	1,575,000
	Series 2009-1
909	10.400%, 05/01/2018	1,030,670
12,209	Total Transportation	12,938,507
	Total Corporate Bonds (cost $364,317,228)	374,546,163

Principal Amount (000)	Description ▲	Value
	ASSET-BACKED SECURITIES – 17.9%

	Automotive – 5.8%

	Ally Auto Receivables Trust
	Series 2009-A, Class A3
$2,294	2.330%, 06/17/2013 ■	$2,316,075

	Bank of America Auto Trust
	Series 2008-1A, Class A3A
575	4.970%, 09/20/2012 ■	578,020
	Series 2010-2, Class A3
2,525	1.310%, 07/15/2014	2,541,419

	Capital Auto Receivables Asset Trust
	Series 2007-3, Class A4
937	5.210%, 03/17/2014	950,058
	Series 2008-1, Class A3A
54	3.860%, 08/15/2012	54,568

	Capital One Prime Auto Receivables Trust
	Series 2007-2, Class A4
939	5.060%, 06/15/2014	943,664

	Chrysler Financial Auto Securitization Trust
	Series 2009-A, Class A3
139	2.820%, 01/15/2016	140,526

	DT Auto Owner Trust
	Series 2011-2A, Class A
7,617	0.960%, 11/15/2012	7,616,057

98	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Automotive (continued)

	Ford Credit Auto Lease Trust
	Series 2010-B, Class A3
$3,985	0.910%, 07/15/2013	$3,988,148
	Series 2011-A, Class A2
4,570	0.740%, 09/15/2013	4,570,000

	Ford Credit Auto Owner Trust
	Series 2009-A, Class A3A
627	3.960%, 05/15/2013	633,098
	Series 2009-C, Class A4
3,000	4.430%, 11/15/2014	3,169,852

	Hertz Vehicle Financing
	Series 2009-2A, Class A1
3,000	4.260%, 03/25/2014 ■	3,134,821

	Honda Auto Receivables Owner Trust
	Series 2010-2, Class A2
688	0.820%, 06/18/2012	688,335

	JPMorgan Auto Receivables Trust
	Series 2006-A, Class A4
206	5.140%, 12/15/2014 ■	206,111

	Nissan Auto Lease Trust
	Series 2009-B, Class A3
764	2.070%, 01/15/2015	765,460

	Santander Drive Auto Receivables Trust
	Series 2010-1, Class A2
3,484	1.360%, 03/15/2013 Δ	3,491,219
	Series 2011-1, Class A3
4,250	1.280%, 01/15/2015	4,255,807

	Smart Trust
	Series 2011-1USA, Class A3B
7,135	1.258%, 10/14/2014 ■ Δ	7,147,330

	Volkswagen Auto Lease Trust
	Series 2009-A, Class A3
662	3.410%, 04/16/2012	663,728

	World Omni Auto Receivables Trust
	Series 2010-A, Class A2
151	0.700%, 05/15/2011	150,837
47,601	Total Automotive	48,005,133
	Credit Cards – 1.9%

	Bank of America Credit Card Trust
	Series 2007-A9, Class A9
4,500	0.238%, 11/15/2014 Δ ▼	4,497,374

	Cabela’s Master Credit Card Trust
	Series 2010-1A, Class A2
3,970	1.637%, 01/16/2018 ■ Δ	4,107,260
	Series 2010-2A, Class A1
4,290	2.290%, 09/17/2018 ■	4,310,625

	Capital One Multi-Asset Execution Trust
	Series 2008-A3, Class A3
2,750	5.050%, 02/15/2016	2,956,966
15,510	Total Credit Cards	15,872,225
	Equipment Leases – 0.1%

	CNH Equipment Trust
	Series 2008-A, Class A4A
1,240	4.930%, 08/15/2014	1,253,900

Nuveen Investments	99

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Home Equity – 4.6%

	AH Mortgage Advance Trust
	Series SART-1, Class B1
$1,590	5.920%, 05/10/2043 ■	$1,613,850

	Ameriquest Mortgage Securities
	Series 2005-R9, Class A2B
1,615	0.416%, 11/25/2035	1,546,278

	Countrywide Asset-Backed Certificates
	Series 2005-16, Class 2AF2
748	5.382%, 05/25/2036 Δ	608,700

	Countrywide Asset-Backed Certificates
	Series 2006-25, Class 2A2
3,565	0.306%, 12/25/2029	3,170,094
	Series 2007-7, Class 2A2
2,770	0.346%, 06/25/2030	2,241,703
	Series 2007-9, Class 2A2
2,930	0.316%, 06/25/2030	2,428,525

	Equivantage Home Equity Loan Trust
	Series 1996-4, Class A
101	7.250%, 01/25/2028	96,947

	IMC Home Equity Loan Trust
	Series 1998-3, Class A7
1,093	7.060%, 08/20/2029 Δ	1,029,276

	Morgan Stanley Capital
	Series 2007-NC2, Class A2A
3,225	0.296%, 02/25/2037 Δ	3,001,075

	Morgan Stanley Capital
	Series 2006-NC2, Class A2C
1,868	0.366%, 02/25/2036 Δ	1,646,358

	RBSSP Resecuritization Trust
	Series 2009-10, Class 7A2
2,723	0.360%, 03/26/2037 ■ Δ	2,586,748
	Series 2009-11, Class 4A1
326	1.994%, 12/26/2037 ■ Δ	326,272
	Series 2009-13, Class 5A1
1,955	0.294%, 11/26/2036 ■ Δ	1,930,903
	Series 2009-8, Class 3A1
243	0.334%, 03/26/2037 ■ Δ	239,182
	Series 2009-9, Class 9A1
1,124	0.486%, 09/26/2037 ■ Δ	1,081,619
	Series 2010-10, Class 2A1
2,294	0.386%, 09/26/2036 ■ Δ	2,056,584
	Series 2010-11, Class 2A1
2,683	0.423%, 03/26/2037 ■ Δ	2,564,209
	Series 2010-4, Class 1A1
4,030	0.323%, 03/26/2036 ■ Δ	3,749,674
	Series 2010-4, Class 5A1
2,559	0.373%, 02/26/2037 ■ Δ	2,454,284
	Series 2010-8, Class 4A1
1,611	0.659%, 07/26/2036 ■ Δ	1,517,928

	Renaissance Home Equity Loan Trust
	Series 2005-3, Class AF4
2,425	5.140%, 11/25/2035	2,009,847
41,478	Total Home Equity	37,900,056
	Manufactured Housing – 0.4%

	Green Tree Financial
	Series 2008-MH1, Class A1
265	7.000%, 04/25/2038 ■	270,557

100	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Manufactured Housing (continued)

	Newcastle Investment Trust
	Series 2010-MH1, Class A
$3,055	4.500%, 07/10/2035 ■	$3,139,372

	Origen Manufactured Housing
	Series 2005-B, Class A2
14	5.247%, 12/15/2018	13,744
3,334	Total Manufactured Housing	3,423,673
	Other – 4.7%

	American Home Mortgage Advance Trust
	Series 2010-ADV1, Class A1
2,705	3.968%, 08/15/2022 ■	2,745,575

	Citigroup Mortgage Loan Trust
	Series 2010-10, Class 7A1
5,072	4.778%, 12/27/2032 ■	5,092,570

	Crown Castle Towers
	Series 2010-1, Class A1
2,000	4.523%, 01/15/2035 Δ ■	2,090,332

	Fieldstone Mortgage Investment
	Series 2005-1, Class M4
3,111	1.266%, 03/25/2035 Δ	2,896,419

	GMAC Mortgage Servicer Advance Funding
	Series 2011-1A, Class A
7,590	3.720%, 03/15/2023 ■	7,646,925

	Nationstar Mortgage Advance Receivable Trust
	Series 2009-ADV1, Class A1
2,539	3.194%, 12/26/2022 ■ Δ	2,540,828

	Nationstar Mortgage Advance Receivable Trust
	Series 2009-ADV1, Class B1
2,650	11.686%, 12/26/2022 ■ Δ	2,669,875

	Ocwen Advance Receivables Backed Notes
	Series 2009-3A, Class A
2,000	4.140%, 07/15/2023 ■	2,027,500

	Park Place Securities
	Series 2005-WCH1, Class M2
4,795	0.706%, 01/25/2036 Δ	4,509,947

	Small Business Administration
	Series 2005-P10A, Class 1
1,742	4.638%, 02/10/2015	1,853,978
	Series 2005-P10B, Class 1
3,232	4.940%, 08/10/2015	3,430,205
	Series 2006-P10A, Class 1
1,000	5.408%, 02/10/2016	1,080,644
38,436	Total Other	38,584,798
	Utilities – 0.4%

	CenterPoint Energy
	Series 2005-A, Class A2
1,606	4.970%, 08/01/2014	1,639,229

	PG&E Energy Recovery Funding
	Series 2005-2, Class A2
487	5.030%, 03/25/2014	496,723

	PSE&G Transition Funding
	Series 2001-1, Class A6
1,074	6.610%, 06/15/2015	1,143,161
3,167	Total Utilities	3,279,113
$150,767	Total Asset-Backed Securities (cost $146,593,642)	148,318,898

Nuveen Investments	101

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 12.3%

	Americold
	Series 2010-ARTA, Class A2FL
$4,770	2.500%, 01/17/2029 ■ Δ	$4,784,123

	Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4
5,000	5.405%, 12/11/2040 Δ	5,450,805

	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class A4
4,000	5.394%, 07/15/2044	4,349,489
	Series 2007-CD4, Class A2B
1,385	5.205%, 12/11/2049	1,414,274

	Commercial Mortgage Pass-Through Certificates Series 2005-LP5, Class A4
2,500	4.982%, 05/10/2043 Δ	2,693,864

	Extended Stay America Trust Series 2010-ESHA, Class C
3,920	4.860%, 11/05/2027 ■	3,913,344

	FDIC Commercial Mortgage Series 2011-C1
3,398	2.196%, 04/25/2031	3,408,931

	Fosse Master Issuer Series 2011-1A, Class A2
3,325	1.619%, 10/19/2054 ■	3,330,915

	GE Capital Commercial Mortgage Corporation Series 2001-3, Class A2
2,525	6.070%, 06/10/2038	2,538,627

	GMAC Commercial Mortgage Securities Series 2003-C2, Class A2
3,500	5.654%, 05/10/2040	3,761,295

	Greenwich Capital Commercial Funding Series 2005-GG5, Class A2
2,941	5.117%, 04/10/2037	2,967,884

	GS Mortgage Securities II Series 2010-C1, Class A1
5,942	3.679%, 08/12/2043 ■	6,049,033
	Series 2011-ALF, Class A
5,675	2.716%, 02/10/2021 ■	5,742,533

	GS Mortgage Securities Trust Series 2007-GG10, Class A4
3,000	5.992%, 08/10/2045	3,220,801

	JPMorgan Chase Commercial Mortgage Securities Trust Series 2001-CIB2, Class A3
354	6.429%, 04/15/2035	353,417
	Series 2007-CB18, Class A3
4,000	5.447%, 06/12/2047	4,201,379
	Series 2010-C1, Class A1
4,215	3.853%, 06/15/2043 ■	4,359,869
	Series 2010-C2, Class A1
3,842	2.749%, 11/15/2043 ■	3,823,798

	Merrill Lynch Mortgage Trust Series 2006-C1, Class A2
2,786	5.818%, 05/12/2039	2,871,538

	Morgan Stanley Capital I Series 2003-IQ6, Class A4
1,090	4.970%, 12/15/2041	1,160,325
	Series 2011-C1, Class A1
2,825	2.499%, 09/15/2047 ■	2,889,191

102	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Commercial Mortgage-Backed Securities (continued)

	Morgan Stanley Dean Witter Capital I Series 2002-TOP7, Class A2
$4,219	5.980%, 01/15/2039	$4,334,704

	Vornado DP Series 2010-VN0, Class A1
5,108	2.970%, 09/14/2028 ■	5,041,427

	Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class A3
1,739	5.246%, 12/15/2043	1,780,216
	Series 2007-WHL8, Class A1
2,433	0.267%, 06/15/2020 ■ Δ	2,205,846

	WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1
2,866	2.501%, 02/15/2044 ■ Δ	2,926,576
	Series 2011-C3, Class A4
4,000	4.375%, 03/15/2044 Δ	3,954,080
	Series 2011-C3, Class A1
8,035	1.988%, 03/15/2044 ■ Δ	8,103,954
$99,393	Total Commercial Mortgage-Backed Securities (cost $99,139,893)	101,632,238

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 7.5%

	Adjustable Rate Δ – 5.4%

	Federal Home Loan Mortgage Corporation Pool
$336	2.790%, 12/01/2026, #786591	$355,184
272	2.597%, 01/01/2029, #846946	285,679
241	2.510%, 10/01/2029, #786853	251,402
266	4.346%, 04/01/2030, #972055	282,435
190	2.230%, 05/01/2030, #847014	190,273
145	2.464%, 06/01/2031, #847367	151,212
2,055	2.409%, 08/01/2032, #847331	2,145,026
946	2.551%, 09/01/2032, #847652	992,476
160	2.628%, 10/01/2032, #847063	168,303
585	2.611%, 05/01/2033, #780456	612,060
1,287	2.470%, 10/01/2033, #780911	1,342,345
1,418	2.481%, 03/01/2034, #781296	1,486,826
2,542	4.720%, 03/01/2036, #848193	2,676,222
939	2.516%, 08/01/2036, #1L1462	982,254
2,768	2.660%, 01/01/2038, #848282	2,897,543

	Federal National Mortgage Association Pool
431	2.382%, 11/01/2025, #433988	443,840
1,283	2.515%, 10/01/2030, #847241	1,345,811
202	3.110%, 06/01/2031, #625338	211,518
1,151	5.056%, 12/01/2031, #535363	1,232,454
24	4.352%, 03/01/2032, #545791	25,359
167	2.575%, 05/01/2032, #545717	174,451
134	2.665%, 05/01/2032, #634948	134,538
28	3.076%, 10/01/2032, #661645	29,046
186	2.379%, 12/01/2032, #671884	194,316
144	2.376%, 04/01/2034, #775389	150,392
2,495	2.558%, 04/01/2034, #AD0486	2,618,764
2,315	2.487%, 06/01/2034, #725721	2,429,738
1,700	2.050%, 07/01/2034, #795242	1,766,600
1,395	2.467%, 11/01/2034, #797182	1,459,106
1,637	2.688%, 11/01/2034, #841068	1,725,222
2,634	2.540%, 03/01/2035, #819652	2,773,525
1,326	2.684%, 07/01/2035, #745922	1,394,539
1,347	2.551%, 08/01/2035, #838958	1,418,568

Nuveen Investments	103

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Adjustable Rate Δ (continued)

$654	2.180%, 12/01/2035, #848390	$669,409
2,856	2.758%, 07/01/2036, #AE0058	2,997,518
854	2.858%, 07/01/2036, #886034	896,897
205	2.686%, 08/01/2036, #555369	214,956
834	2.639%, 09/01/2036, #995949	875,479
1,857	2.593%, 08/01/2037, #AD0550	1,956,215
1,811	2.498%, 03/01/2038, #AD0706	1,902,461

	Government National Mortgage Association Pool
113	2.625%, 08/20/2021, #008824	117,549
155	2.625%, 07/20/2022, #008006	161,090
86	2.625%, 09/20/2025, #008699	89,004
68	3.375%, 04/20/2026, #008847	70,867
25	3.625%, 08/20/2027, #080106	25,952
38	2.375%, 01/20/2028, #080154	39,433
100	3.375%, 05/20/2029, #080283	104,095
198	1.875%, 11/20/2030, #080469	204,135
62	3.375%, 04/20/2031, #080507	64,530
218	2.625%, 08/20/2031, #080535	226,148
49	3.500%, 02/20/2032, #080580	50,365
42,932	Total Adjustable Rate	45,013,130
	Fixed Rate – 2.1%

	Federal Home Loan Mortgage Corporation Series K001, Class A3
95	5.469%, 01/25/2012	94,685
	Series K701, Class A1
2,716	2.838%, 06/26/2017	2,794,620

	Federal Home Loan Mortgage Corporation Pool
2,288	4.500%, 05/01/2018, #G11618	2,445,400
856	4.500%, 04/01/2022, #M30035	907,638

	Federal National Mortgage Association Pool
72	5.500%, 05/01/2012, #254340	72,293
81	5.000%, 03/01/2013, #254682	85,470
792	4.000%, 12/01/2013, #255039	810,149
1,939	4.000%, 05/01/2020, #AD0107	2,051,998
3,964	3.500%, 06/01/2021, #MA0771	4,129,319
3,465	4.500%, 04/01/2024, #AA4312	3,694,053
16,268	Total Fixed Rate	17,085,625
$59,200	Total U.S. Government Agency Mortgage Backed Securities (cost $60,599,504)	62,098,755

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATION – U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 5.0%

	Adjustable Rate Δ – 1.2%

	FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A
$4,250	0.741%, 02/25/2048 ■	$4,254,140

	Federal National Mortgage Association Series 2003-25, Class FN
2,961	0.644%, 04/25/2018	2,972,030
	Series 2004-90, Class GF
2,522	0.494%, 11/25/2034	2,517,962
9,733	Total Adjustable Rate	9,744,132
	Fixed Rate – 3.8%

	FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A
2,430	3.250%, 04/25/2038 ■	2,487,309

104	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)
	Series A1
$2,000	0.000%, 10/25/2011, #2010-L1A	$1,998,820

	Federal Home Loan Mortgage Corporation Series 1022, Class J
17	6.000%, 12/15/2020	19,261
	Series 2629, Class BO
2,182	3.250%, 03/15/2018	2,259,639
	Series 2780, Class QC
47	4.500%, 03/15/2017	47,402
	Series 2795, Class CL
1,798	4.500%, 07/15/2017	1,826,519
	Series 2843, Class BH
1,822	4.000%, 01/15/2018	1,860,461
	Series 3555, Class DA
1,869	4.000%, 12/15/2014	1,925,659
	Series 3555, Class EA
759	4.000%, 12/15/2014	781,813
	Series 3591, Class NA
1,439	1.250%, 10/15/2012	1,450,416

	Federal National Mortgage Association Series 1992-150, Class MA
52	5.500%, 09/25/2022	56,776
	Series 2002-83, Class MD
305	5.000%, 09/25/2016	306,765
	Series 2003-122, Class AJ
3,553	4.500%, 02/25/2028	3,669,608
	Series 2003-68, Class QP
1,728	3.000%, 07/25/2022	1,763,570
	Series 2004-90, Class GA
1,521	4.350%, 03/25/2034	1,584,629
	Series 2010-M1, Class A1
2,011	3.305%, 06/25/2019	2,092,301
	Series 2010-M6, Class A1
1,912	2.210%, 09/25/2020	1,873,830

	FHLMC Structured Pass-Through Securities Series T-45, Class A4
3,624	4.520%, 08/27/2012	3,742,250

	Government National Mortgage Association Series 2003-85, Class ZL
1,942	5.500%, 06/20/2028	1,995,309
31,011	Total Fixed Rate	31,742,337
$40,744	Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities (cost $41,108,491)	41,486,469

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT & AGENCY SECURITIES – 2.6%

	U.S. Agency Debentures – 2.6%

	Federal Home Loan Bank
$6,000	2.250%, 04/13/2012	$6,091,242
5,400	1.500%, 01/16/2013 ▼	5,487,772

	Federal Home Loan Mortgage Corporation
2,000	1.625%, 04/15/2013 ▼	2,041,294

	Federal National Mortgage Association
7,500	1.000%, 04/04/2012 ▼	7,539,637
$20,900	Total U.S. Government & Agency Securities (cost $20,877,114)	21,159,945

Nuveen Investments	105

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	COLLATERALIZED MORTGAGE OBLIGATIONS-PRIVATE MORTGAGE-BACKED SECURITIES – 5.2%

	Adjustable Rate Δ – 3.5%

	Arkle Master Issuer PLC Series 2010-1A, Class 2A
$4,200	1.464%, 05/17/2060 ■	$4,193,230

	Countrywide Home Loans Series 2004-2, Class 2A1
287	2.761%, 02/25/2034	279,912

	GSR Mortgage Loan Trust Series 2005-AR1, Class B1
1,920	4.019%, 01/25/2035 ■	1,285,347

	Indymac Index Mortgage Loan Trust Series 2005-AR1, Class 4A1
439	2.695%, 03/25/2035	393,228

	JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class A1
7,100	1.525%, 07/15/2046	7,104,732

	JPMorgan Mortgage Trust Series 2006-A7, Class 3A4
344	5.875%, 01/25/2037	36,079

	Master Adjustable Rate Mortgages Trust Series 2003-5, Class 4A1
1,709	2.059%, 11/25/2033	1,403,764

	NCUA Guaranteed Notes Series 2010-R3, Class 2A
6,159	0.825%, 12/08/2020	6,193,966
	Series 2011-R1, Class 1A
5,833	0.711%, 01/08/2020	5,835,853

	Sequoia Mortgage Trust Series 2007-1, Class 2A1
617	4.947%, 02/20/2047	505,511

	Structured Mortgage Loan Trust Series 2004-11, Class A
175	2.653%, 08/25/2034	157,736

	Washington Mutual Series 2007-HY2, Class 3A2
625	5.634%, 09/25/2036	87,806

	Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14, Class 2A3
1,749	5.904%, 10/25/2036	1,395,818
31,157	Total Adjustable Rate	28,872,982
	Fixed Rate – 1.7%

	Countrywide Alternative Loan Trust
	Series 2006-19CB, Class A15
1,112	6.000%, 08/25/2036	918,208

	GMAC Mortgage Corporation Loan Trust
	Series 2010-1, Class A
979	4.250%, 07/25/2040 ■	982,640

	Master Alternative Loans Trust
	Series 2004-13, Class 10A1
392	8.000%, 01/25/2035	405,924

	Mortgage Equity Conversion Asset Trust
	Series 2010-1A, Class A
2,549	4.000%, 07/25/2060 ■	2,551,323

106	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)

	NCUA Guaranteed Notes
	Series 2010-R1, Class 2A
$2,588	1.840%, 10/07/2020	$2,616,158

	Newcastle Investment Trust
	Series 2011-MH1, Class A
3,930	2.450%, 12/10/2033 ■	3,953,854

	Thornburg Mortgage Securities Trust
	Series 2007-4, Class 3A1
1,377	6.027%, 09/25/2037	1,367,966

	Wells Fargo Mortgage Backed Securities Trust
	Series 2006-3, Class A1
435	5.500%, 03/25/2036	434,230
	Series 2007-2, Class 1A8
1,246	5.750%, 03/25/2037	1,085,791
14,608	Total Fixed Rate	14,316,094
$45,765	Total Collateralized Mortgage Obligations – Private Mortgage-Backed Securities (cost $46,253,822)	43,189,076

Principal Amount (000)	Description ▲	Value
	Municipal Bonds – 2.0%

	California, Various Purpose
$855	5.750%, 03/01/2017	$942,338

	Dallas-Fort Worth Texas International Airport
	Series 2001-A-1
1,235	6.150%, 01/01/2016	1,234,889

	Florida Housing Financial Corporation, Multifamily Crossroads Apartments
	Series A-1
780	6.750%, 02/15/2012	779,930

	Louisiana Local Government Environmental Facilities, Community Development Authority
	Series A1
6,285	1.520%, 02/01/2018	6,313,283

	Massachusetts State Port Authority, Special Facilities Revenue, Contract Project
	Series B
2,680	1.910%, 07/01/2014	2,677,347
330	3.230%, 07/01/2015	330,369

	Phoenix Arizona Civic Improvement, Excise Tax Revenue
2,400	2.302%, 07/01/2014	2,417,112
1,700	2.828%, 07/01/2015	1,712,716
$16,265	Total Municipal Bonds (cost $16,356,464)	16,407,984

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 9.2%

	Mount Vernon Securities Lending Prime Portfolio
76,374,950	0.197% Ω †	$76,374,950
	Total Investments Purchased With Proceeds From Securities Lending (cost $76,374,950)	76,374,950

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 5.4%

	Money Market Funds – 5.1%

42,035,533	First American Prime Obligations Fund, Class Z, .042% Ω	$42,035,533

Nuveen Investments	107

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2011

Shares/ Principal Amount (000)	Description ▲	Value

	U.S. Treasury Obligations – 0.3%

	U.S. Treasury Bills ☐
$635	0.035%, 10/20/2011	$634,931
475	0..055%, 11/17/2011	474,899
1,220	0.020%, 07/21/2011	1,219,987
$2,330	Total U.S. Treasury Obligations	2,329,817
	Total Short-Term Investments (cost $44,365,205)	44,365,350
	Total Investments (cost $915,986,313) – 112.3%	929,579,828
	Other Assets Less Liabilities – (12.3)% ¯	(101,582,520)
	Net Assets – 100.0%	$827,997,308

Investments in Derivatives

Credit Default Swaps outstanding at June 30, 2011:

Counterparty	Reference Index	Buy/Sell Protection (1)	Current Credit Spread (3)	Notional Amount (2)	Received Fixed Rate	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan	Markit CDX NA HY16 Index	Sell	4.55%	$24,000,000	5.00%	6/20/16	$388,669	$370,948
UBS	Markit CDX NA HY16 Index	Sell	4.55	5,000,000	5.00	6/20/16	80,973	82,362
							$469,642	$453,310

(1)	The Fund entered into the credit default swaps to gain investment exposure to the referenced index. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take deliver of the reference entity or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2011:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank N.A.	New Zealand	5,300,000	U.S. Dollar	4,309,536	7/28/11	$(72,967)
Citibank N.A.	U.S. Dollar	5,300,000	New Zealand	4,361,814	7/28/11	(19,855)
						$(92,822)

Futures Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	28	9/11	$6,141,625	$14,373
U.S. Treasury 5-Year Note	Short	(676)	9/11	(80,576,030)	(532,008)
U.S. Treasury 10-Year Note	Short	(175)	9/11	(21,407,423)	(122,757)
U.S. Treasury Long Bond	Short	(17)	9/11	(2,091,531)	14,578
					$(625,814)

108	Nuveen Investments

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase	$24,000,000	3-Month LIBOR	Receive	1.255%	Semi-Annually	11/03/11	$(114,821)
JPMorgan Chase	4,000,000	3-Month LIBOR	Receive	3.858	Semi-Annually	1/19/20	(325,548)
UBS	11,000,000	3-Month LIBOR	Receive	1.358	Semi-Annually	9/25/11	(68,395)
UBS	16,000,000	3-Month LIBOR	Receive	1.133	Semi-Annually	3/25/12	(140,499)
UBS	18,000,000	3-Month LIBOR	Receive	1.048	Semi-Annually	6/25/12	(118,776)
UBS	4,000,000	3-Month LIBOR	Receive	3.001	Semi-Annually	8/03/14	(269,244)
							$(1,037,283)

*	Annualized.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

—	Principal Amount (000) denoted in U.S. Dollars, unless otherwise noted.

▼	Investment, or a portion of investment, is out on loan for securities lending.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivatives instruments as listed within Investments in Derivatives.

AUD	Australian Dollar

CAD	Canadian Dollar

MXN	Mexican Peso

NZD	New Zealand Dollar

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	109

Portfolio of Investments

Nuveen Total Return Bond Fund

(formerly known as First American Total Return Bond Fund)

June 30, 2011

Principal Amount (000) —	Description ▲	Value

	CORPORATE BONDS – 49.9%

	Banking – 6.1%

	Ally Financial
$910	7.500%, 09/15/2020	$950,950

	Banco Bradesco
1,155	4.125%, 05/16/2016 ■ ▼	1,162,277

	Bancolombia
1,790	5.950%, 06/03/2021 ■	1,816,850

	Bank of America
2,615	5.750%, 12/01/2017	2,796,769
6,770	5.875%, 01/05/2021	7,104,945

	Barclays Bank
	Series EMTN
1,140	4.750%, 03/15/2020 Δ	1,177,907

	BBVA Bancomer
850	4.500%, 03/10/2016 ■ ▼	864,875

	Citigroup
1,915	5.375%, 08/09/2020 ▼	1,998,423
2,765	6.125%, 08/25/2036	2,657,312

	Citigroup Capital XXI
2,735	8.300%, 12/21/2077 Δ	2,796,538

	HSBC Holdings
1,910	6.800%, 06/01/2038	2,038,289

	JPMorgan Chase
1,350	4.250%, 10/15/2020	1,320,752
2,420	5.500%, 10/15/2040	2,406,177

	JPMorgan Chase Capital XX
	Series T
2,060	6.550%, 09/29/2066 Δ	2,065,059

	Royal Bank of Scotland
2,100	6.400%, 10/21/2019 ▼	2,157,040

	Sovereign Bank
2,350	8.750%, 05/30/2018	2,652,819

	UBS
1,410	4.875%, 08/04/2020	1,426,140

	Wachovia Captial Trust III
2,175	5.570%, 03/29/2049 Δ	1,990,125
38,420	Total Banking	39,383,247
	Basic Industry – 4.7%

	Alcoa
1,100	5.400%, 04/15/2021	1,103,397

	Alrosa Finance
1,315	7.750%, 11/03/2020 ■ ▼	1,430,063

	Arcelormittal
3,065	7.000%, 10/15/2039	3,099,003

	Cliffs Natural Resources
2,725	4.800%, 10/01/2020	2,739,355

	Hidili Industry International Development
725	8.625%, 11/04/2015 ■ ▼	712,313

	Incitec Pivot Finance
1,915	6.000%, 12/10/2019 ■	2,051,026

	International Paper
1,680	8.700%, 06/15/2038	2,089,972

110	Nuveen Investments

Principal Amount (000) —	Description ▲	Value

	Basic Industry (continued)

	Metinvest
$135	10.250%, 05/20/2015 ■	$146,975
1,380	8.750%, 02/14/2018 ■	1,428,300

	Plum Creek Timberlands
2,105	4.700%, 03/15/2021	2,074,597

	Reynolds Group Issuer
1,500	7.125%, 04/15/2019 ■	1,488,750

	Rhodia
1,500	6.875%, 09/15/2020 ■	1,756,875

	Sinochem Overseas Capital
750	4.500%, 11/12/2020 ■ ▼	719,082

	Southern Copper
1,265	7.500%, 07/27/2035	1,324,531

	Taseko Mines
1,250	7.750%, 04/15/2019	1,259,375

	Teck Cominco Limited
1,575	6.125%, 10/01/2035	1,591,947

	Teck Resources
905	6.250%, 07/15/2041	913,699

	United Refining
990	10.500%, 02/28/2018	990,000

	Vale Overseas
1,990	6.875%, 11/10/2039	2,162,692

	Vedanta Resources
1,575	9.500%, 07/18/2018 ■ ▼	1,716,750
29,445	Total Basic Industry	30,798,702
	Brokerage - 2.7%

	Fosun International
	Series 144A
1,325	7.500%, 05/12/2016 ■ ▼	1,311,750

	Goldman Sachs Capital II
1,495	5.793%, 12/29/2049 Δ	1,196,000

	Goldman Sachs Group
9,075	6.000%, 06/15/2020 ▼	9,764,591

	Morgan Stanley
750	7.300%, 05/13/2019 ▼	850,519
2,600	5.500%, 07/24/2020	2,631,697
1,960	5.750%, 01/25/2021	1,983,185
17,205	Total Brokerage	17,737,742
	Capital Goods – 0.3%

	Abengoa Finance
1,150	8.875%, 11/01/2017 ■ ▼	1,174,438

	Martin Marietta Material
850	6.600%, 04/15/2018	944,441
2,000	Total Capital Goods	2,118,879
	Communications – 3.9%

	American Tower
2,195	5.050%, 09/01/2020	2,162,014

	AT&T
1,510	6.550%, 02/15/2039 ▼	1,656,213

Nuveen Investments	111

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Principal Amount (000) —	Description ▲	Value

	Communications (continued)

	British Sky Broadcasting
$1,975	6.100%, 02/15/2018 ■	$2,209,047

	Comcast
1,630	6.400%, 05/15/2038	1,739,234

	DirecTV Holdings
2,230	5.200%, 03/15/2020 ▼	2,359,536

	Embarq
1,545	7.082%, 06/01/2016	1,717,453

	Frontier Communications
1,355	8.500%, 04/15/2020	1,476,950

	NBC Universal
2,515	4.375%, 04/01/2021 ■	2,488,721

	News America
1,600	6.650%, 11/15/2037 ▼	1,714,718
825	6.150%, 02/15/2041 ■	817,275

	Sprint Nextel
1,200	6.000%, 12/01/2016	1,198,500

	TCM Sub
870	3.550%, 01/15/2015 ■	909,109

	Telecom Italia Capital
2,250	7.175%, 06/18/2019 ▼	2,484,194

	Time Warner Cable
1,515	5.875%, 11/15/2040 ▼	1,495,252

	Verizon Communications
915	6.900%, 04/15/2038	1,049,644
24,130	Total Communications	25,477,860
	Consumer Cyclical – 2.3%

	Ford Motor Credit
1,350	6.625%, 08/15/2017	1,435,105

	Giti Tire
500	12.250%, 01/26/2012	490,256

	Ingram Micro
1,090	5.250%, 09/01/2017	1,142,572

	Isle Of Capri Casinos
1,000	7.750%, 03/15/2019 ■ ▼	1,010,000

	J.C. Penney
1,425	5.650%, 06/01/2020	1,410,750

	Land O Lakes Capital Trust I
	Series 144A
1,125	7.450%, 03/15/2028 ¢	1,071,563

	O’Reilly Automotive
1,940	4.875%, 01/14/2021	1,949,405

	R.R. Donnelley & Sons
1,070	7.625%, 06/15/2020 ▼	1,057,485

	Time Warner
1,500	4.750%, 03/29/2021	1,525,878
1,750	6.100%, 07/15/2040	1,778,973

	Viacom
1,975	6.875%, 04/30/2036	2,204,898
14,725	Total Consumer Cyclical	15,076,885

112	Nuveen Investments

Principal Amount (000) —	Description ▲	Value

	Consumer Non Cyclical – 2.9%

	Altria Group
$1,270	4.750%, 05/05/2021	$1,269,130
2,720	9.950%, 11/10/2038	3,821,725

	CKE Restaurants
735	11.375%, 07/15/2018	809,419

	CVS Caremark
1,810	6.302%, 06/01/2062 Δ	1,762,487

	HCA Holdings
1,125	7.750%, 05/15/2021 ■ ▼	1,167,187

	Lorillard Tobacco
1,590	8.125%, 06/23/2019	1,851,956

	MHP
1,225	10.250%, 04/29/2015 ■	1,309,158

	Pernod Ricard
1,365	5.750%, 04/07/2021 ■	1,425,138

	STHI Holding
1,520	8.000%, 03/15/2018 ■	1,542,800

	UnitedHealth Group
1,395	6.875%, 02/15/2038	1,595,093

	Valeant Pharmaceuticals
2,330	6.875%, 12/01/2018 ■ ▼	2,283,400
17,085	Total Consumer Non Cyclical	18,837,493
	Electric – 1.9%

	Calpine
1,315	7.875%, 07/31/2020 ■ ▼	1,374,175

	Comision Federal De Electric
1,485	4.875%, 05/26/2021 ■	1,482,921

	Constellation Energy Group
2,010	5.150%, 12/01/2020 ▼	2,059,886

	FirstEnergy Solutions
2,000	6.050%, 08/15/2021	2,152,098

	MidAmerican Energy Holdings
2,630	6.125%, 04/01/2036	2,832,221

	Midwest Generation
	Series 2000
1,483	8.560%, 01/02/2016	1,519,658

	Texas Competitive Electric Holdings
	Series 144A
860	11.500%, 10/01/2020	846,567
11,783	Total Electric	12,267,526
	Energy – 4.2%

	Anadarko Petroleum
1,140	6.375%, 09/15/2017	1,306,821
1,675	6.200%, 03/15/2040 ▼	1,697,606

	Canadian Oil Sands
1,700	7.750%, 05/15/2019 ■	2,042,451

	Carrizo Oil & Gas
1,150	8.625%, 10/15/2018	1,184,500

	Connacher Oil And Gas
	Series 144A
800	8.750%, 08/01/2018 ■	821,193

Nuveen Investments	113

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Principal Amount (000) —	Description ▲	Value

	Energy (continued)

	Diamond Offshore Drilling
$1,775	5.700%, 10/15/2039 ▼	$1,752,967

	Lukoil International Finance
2,625	6.125%, 11/09/2020 ■	2,707,031

	Nabors Industries
1,590	5.000%, 09/15/2020 ▼	1,608,819

	Nexen
2,240	6.400%, 05/15/2037	2,234,434

	OGX Petroleo E Gas Participacoes
	Series 144A
1,155	8.500%, 06/01/2018 ■ ▼	1,187,918

	Petrobras International Finance
1,770	6.875%, 01/20/2040	1,884,627

	Petro-Canada
1,275	6.800%, 05/15/2038	1,438,108

	Petroplus Finance
1,465	9.375%, 09/15/2019 ■ ▼	1,472,325

	Seadrill
1,600	6.500%, 10/05/2015	1,552,000

	Valero Energy
2,200	6.125%, 02/01/2020 ▼	2,417,659

	Weatherford International
1,950	7.000%, 03/15/2038	2,119,964
26,110	Total Energy	27,428,423
	Finance – 5.8%

	Anglogold Holdings
2,275	6.500%, 04/15/2040	2,169,982

	Asciano Finance
2,250	5.000%, 04/07/2018 ■	2,309,591

	Braskem Finance
1,425	5.750%, 04/15/2021 ■ ▼	1,433,978

	Bunge Limited Finance
3,010	4.100%, 03/15/2016	3,135,427

	Capital One Financial ▼
2,265	6.150%, 09/01/2016	2,498,793

	Country Garden Holdings
1,300	11.125%, 02/23/2018 ■ ▼	1,339,000

	Countrywide Financial
2,885	6.250%, 05/15/2016	3,040,282

	Discover Financial Services
1,975	10.250%, 07/15/2019	2,551,994

	GE Capital Trust I
3,600	6.375%, 11/15/2067 Δ	3,685,500

	General Electric Capital
1,400	5.300%, 02/11/2021 ▼	1,456,759
	Series MTN
2,320	6.875%, 01/10/2039	2,626,279

	International Lease Finance
985	8.875%, 09/01/2017	1,083,500
1,905	8.250%, 12/15/2020 ▼	2,057,400

	JBS Finance II
1,175	8.250%, 01/29/2018 ■ ▼	1,198,500

	RSHB Capital
2,120	7.750%, 05/29/2018 ■	2,411,394

114	Nuveen Investments

Principal Amount (000) —	Description ▲	Value

	Finance (continued)

	Transcapitalinvest
$2,670	5.670%, 03/05/2014 ■ ▼	$2,843,550

	WEA Finance
1,655	4.625%, 05/10/2021 ■	1,606,106
35,215	Total Finance	37,448,035
	Industrial Other – 0.3%

	Huntington Ingalls Industries
1,810	7.125%, 03/15/2021 ■ ▼	1,873,350
	Insurance – 4.5%

	Aflac
2,185	6.450%, 08/15/2040	2,168,071

	Allied World Assurance
2,510	7.500%, 08/01/2016	2,876,317

	Catlin Insurance
1,750	7.249%, 12/31/2049 ■ ▼ Δ	1,666,875

	Endurance Specialty Holding
65	Series B	1,625,243

	Genworth Financial
	Series MTN
2,640	6.515%, 05/22/2018	2,624,910

	Hartford Financial Services Group
	Series MTN
1,770	6.000%, 01/15/2019	1,890,363

	Liberty Mutual Group
1,705	7.000%, 03/15/2037 ■ Δ	1,629,136

	Lincoln National
2,395	8.750%, 07/01/2019	3,022,246
1,620	6.050%, 04/20/2067 Δ	1,559,250

	MetLife
1,600	6.750%, 06/01/2016	1,862,328

	MetLife Capital Trust IV
1,750	7.875%, 12/15/2067 ■ Δ	1,828,237

	Pacific Life Insurance
840	6.000%, 02/10/2020 ■	900,749

	Prudential Financial
1,650	5.500%, 03/15/2016	1,796,099

	Unum Group
1,830	5.625%, 09/15/2020 ▼	1,916,338

	ZFS Finance USA Trust V
1,860	6.500%, 05/09/2067 ■ Δ	1,850,700
26,170	Total Insurance	29,216,862
	Natural Gas – 0.4%

	Kinder Morgan Energy Partners
	Series MTN
1,920	6.950%, 01/15/2038	2,085,326

	Southern Union
545	7.200%, 11/01/2066	506,850
2,465	Total Natural Gas	2,592,176
	Real Estate – 2.0%

	Boston Properties
3,050	4.125%, 05/15/2021	2,913,211

Nuveen Investments	115

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Principal Amount (000) —		Description ▲	Value

		Real Estate (continued)

		Central China Real Estate
$825		12.250%, 10/20/2015 ■	$853,875

		Health Care - REIT
1,300		5.250%, 01/15/2022	1,295,008

		Prologis - REIT
1,755		6.875%, 03/15/2020	1,937,888

		Shimao Property Holdings
620		8.000%, 12/01/2016 ■	564,200

		Simon Property Group - REIT
1,825		5.650%, 02/01/2020	1,971,728

		Vornado Realty - REIT
2,975		4.250%, 04/01/2015	3,087,803
12,350		Total Real Estate	12,623,713
		Sovereign – 5.1%

		Australian Government
5,810,000	AUD	5.750%, 04/15/2012	6,280,852
7,350,000	AUD	4.500%, 04/15/2020	7,499,939

		Canadian Government
5,700,000	CAD	1.500%, 03/01/2012	5,923,106
7,000,000	CAD	3.750%, 06/01/2019	7,704,391

		Republic of Argentina
1,150		8.750%, 06/02/2017	1,196,000

		Republic of Indonesia
1,730		5.875%, 03/13/2020 ■ ▼	1,920,300

		Republic of Peru
1,430		6.550%, 03/14/2037	1,598,025

		Ukraine Government
1,250		7.750%, 09/23/2020 ■ ▼	1,296,875
		Total Sovereign	33,419,488
		Technology – 0.4%

		Avnet
845		5.875%, 06/15/2020	892,269

		Seagate
1,360		6.875%, 05/01/2020 ■	1,349,800
2,205		Total Technology	2,242,069
		Transportation – 2.4%

		Air Canada
1,105		9.250%, 08/01/2015 ■ ▼	1,131,244

		America West Air
		Series 2000-1
1,305		8.057%, 01/02/2022	1,357,050

		Avis Budget Car Rental
1,450		7.750%, 05/15/2016	1,475,375

		Dana Holding
1,450		6.500%, 02/15/2019 ▼	1,435,500

		Delta Airlines
		Series 2011-1, Class A
1,700		5.300%, 04/15/2019 ▼	1,700,000

		Hertz
1,250		7.375%, 01/15/2021 ■	1,271,875

		Martin Midstream Partners
1,150		8.875%, 04/01/2018	1,207,500

116	Nuveen Investments

Principal Amount (000) —	Description ▲	Value

	Transportation (continued)

	Navios Maritime Acquisition
$1,350	8.625%, 11/01/2017	$1,329,750

	Northwest Airlines
	Series 2007-1, Class A
1,060	7.027%, 11/01/2019	1,081,276

	Provincia De Buenos Aire
1,040	10.875%, 01/26/2021 ■	980,720

	United Airlines
	Series 2007-1, Class A
1,272	6.636%, 01/02/2024	1,278,629
	Series 2009-1
1,364	10.400%, 05/01/2018	1,546,005
15,496	Total Transportation	15,794,924
	Total Corporate Bonds (cost $306,633,078)	324,337,374

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 28.6%

	Adjustable Rate Δ – 1.0%

	Federal Home Loan Mortgage Corporation Pool
$598	2.788%, 10/01/2029, #1L0117	$603,017
543	2.394%, 07/01/2030, #847240	568,425
401	2.269%, 05/01/2033, #847411	418,221
1,187	5.206%, 07/01/2036, #1K1238	1,232,913
2,707	2.608%, 05/01/2038, #84-8289	2,838,544

	Federal National Mortgage Association Pool
214	2.309%, 09/01/2033, #725553	223,472
590	2.432%, 01/01/2035, #745548	618,586
6,240	Total Adjustable Rate	6,503,178
	Fixed Rate – 27.6%

	Federal Home Loan Mortgage Corporation Pool
970	6.500%, 07/01/2031, #A17212	1,099,795
586	7.000%, 08/01/2037, #H09059	671,628

	Federal National Mortgage Association Pool
1,161	5.500%, 02/01/2025, #255628	1,265,188
4,159	5.500%, 10/01/2025, #255956	4,532,132
333	6.000%, 04/01/2032, #745101	362,918
520	5.500%, 06/01/2033, #843435	566,750
4,053	5.000%, 11/01/2033, #725027	4,331,130
611	5.000%, 03/01/2034, #725205	653,262
524	5.000%, 03/01/2034, #725250	559,825
771	6.000%, 03/01/2034, #745324	854,916
36,270	4.500%, 07/01/2034 (MDR)(WI/DD)	37,522,439
864	5.500%, 09/01/2034, #725773	939,932
698	6.500%, 04/01/2036, #831377	792,027
325	6.500%, 04/01/2036, #852909	368,560
886	6.500%, 08/01/2036, #893318	1,004,739
1,767	6.500%, 09/01/2036, #897129	2,003,733
758	5.500%, 04/01/2037, #918883	821,438
840	6.000%, 06/01/2037, #944340	924,518
1,011	6.000%, 09/01/2037, #256890	1,103,428
5,166	5.500%, 01/01/2038, #968975	5,596,726
1	5.500%, 05/01/2038, #889618	1,224
1	5.500%, 07/01/2038, #985344	1,535
1,202	6.000%, 08/01/2038, #257307	1,320,973
2,627	5.500%, 11/01/2038, #AA0005	2,843,469
3,080	5.500%, 12/01/2038, #AA0889	3,333,266
33,725	5.000%, 06/01/2039 (MDR)(WI/DD)	35,832,812

Nuveen Investments	117

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Fixed Rate (continued)
$6,025	6.000%, 07/01/2039 (WI/DD)	$6,618,089
4,878	4.500%, 09/01/2039, #AC1877	5,055,818
3,704	6.000%, 09/01/2039, #AD0205	4,075,152
5,563	4.500%, 12/01/2039, #932323	5,765,952
19,425	4.000%, 07/01/2040 (MDR)(WI/DD)	19,425,000
10,244	4.000%, 11/01/2040, #MA0583	10,258,494
5,174	4.000%, 12/01/2040, #AB1959	5,181,738
13,666	4.000%, 01/01/2041, #AH1420	13,684,985
171,588	Total Fixed Rate	179,373,591
$177,828	Total U.S. Government Agency Mortgage-Backed Securities (cost $183,686,857)	185,876,769

Principal Amount (000)	Description ▲	Value
	Commercial Mortgage-Backed Securities – 10.6%

	Americold Trust
	Series 2010-ARTA, Class C
$3,470	6.811%, 01/14/2029 ■	$3,593,619

	Bear Stearns Commercial Mortgage Securities
	Series 2005-PW10, Class A4
3,325	5.405%, 12/11/2040 Δ	3,624,786

	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2005-CD1, Class A4
2,440	5.394%, 07/15/2044 Δ	2,653,188
	Series 2007-CD4, Class A2B
1,360	5.205%, 12/11/2049	1,388,746
	Series 2007-CD5, Class A4
5,650	5.886%, 11/15/2044 Δ	6,163,072

	Commercial Mortgage Pass-Through Certificates
	Series 2006-CN2A, Class A2FX
1,805	5.449%, 02/05/2019 ■	1,809,150

	Extended Stay America Trust
	Series 2010-ESHA, Class C
3,630	4.860%, 11/05/2027 ■	3,623,836

	Fosse Master
	Series 2011-1A, Class A2
2,640	1.619%, 10/19/2054 ■ Δ	2,644,697

	Greenwich Capital Commercial Funding
	Series 2005-GG5, Class A2
2,576	5.117%, 04/10/2037	2,599,033

	GS Mortgage Securities II
	Series 2006-GG6, Class A2
2,037	5.506%, 04/10/2038	2,036,452
	Series 2006-GG8, Class A4
3,135	5.560%, 11/10/2039	3,397,228
	Series 2007-GG10, Class A4
7,660	5.992%, 08/10/2045 ▼ Δ	8,223,778

	JPMorgan Chase Commercial Mortgage Securities
	Series 2010-C1, Class A1
4,078	3.853%, 06/15/2043 ■	4,218,085
	Series 2011-C4, Class A3
3,445	4.106%, 07/15/2046 ■	3,437,567

	LB-UBS Commercial Mortgage Trust
	Series 2004-C2, Class A4
4,000	4.367%, 03/15/2036	4,239,332
	Series 2005-C7, Class A2
1,557	5.103%, 11/15/2030	1,556,856

118	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Commercial Mortgage-Backed Securities (continued)

	Master Reporforming Loans Trust
	Series 2005-1, Class 1A4
$3,586	7.500%, 08/25/2034 ■	$3,632,506

	Morgan Stanley Capital I
	Series 2006-IQ12, Class A4
4,025	5.332%, 12/15/2043	4,348,502

	OBP Depositor Trust
	Series 2010-OBP, Class A
2,880	4.646%, 07/15/2045 ■	2,989,040

	WF-RBS Commercial Mortgage Trust
	Series 2011-C3, Class A4
2,900	4.375%, 03/15/2044 ■	2,852,630
$66,199	Total Commercial Mortgage-Backed Securities (cost $65,861,987)	69,032,103

Principal Amount (000)	Description ▲	Value
	ASSET-BACKED SECURITIES – 5.8%

	Automotive – 1.1%

	Chrysler Group
$3,000	8.000%, 06/15/2019 ■ ▼	$2,947,500

	Fifth Third Auto Trust
	Series 2008-1, Class A4A
1,026	4.810%, 01/15/2013	1,038,954

	Santander Drive Auto Receivables Trust
	Series 2010-1, Class A2
3,420	1.360%, 03/15/2013 Δ	3,427,521

7,446	Total Automotive	7,413,975
	Credit Cards – 1.7%

	Chase Issuance Trust
	Series 2009-A2, Class A2
3,195	1.737%, 04/15/2014 Δ	3,233,441

	Citibank Credit Card Issuance Trust
	Series 2009-A1, Class A1
3,270	1.937%, 03/15/2014 Δ	3,308,676

	Discover Card Master Trust
	Series 2007-A1, Class A1
3,655	5.650%, 03/16/2020	4,186,877

10,120	Total Credit Cards	10,728,994
	Home Equity – 2.3%

	AH Mortgage Advance Trust
	Series SART-1, Class B1
1,270	5.920%, 05/10/2043 ■	1,289,050

	Countrywide Asset-Backed Certificates
	Series 2006-25, Class 2A2
1,805	0.306%, 12/25/2029 Δ	1,605,055
	Series 2007-7, Class 2A2
2,195	0.346%, 10/25/2047 Δ	1,776,367
	Series 2007-9, Class 2A2
2,325	0.316%, 06/25/2030 Δ	1,927,072

	GRMT Mortgage Loan Trust
	Series 2001-1A, Class M1
101	8.272%, 07/20/2031 ■ Δ	95,895

	RBSSP Resecuritization Trust
	Series 2010-11, Class 2A1
2,409	0.423%, 03/26/2037 ■ Δ	2,302,004

Nuveen Investments	119

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Principal Amount (000)	Description ▲	Value

	Home Equity (continued)

	Series 2010-4, Class 1A1
$3,983	0.323%, 03/26/2036 ■ Δ	$3,706,090

	Renaissance Home Equity Loan Trust
	Series 2005-3, Class AF4
2,495	5.140%, 11/25/2035 Δ	2,067,864

16,583	Total Home Equity	14,769,397
	Manufactured Housing – 0.1%

	Green Tree Financial
	Series 1996-8, Class A7
97	8.050%, 10/15/2027 Δ	101,951
	Series 2008-MH1, Class A1
818	7.000%, 04/25/2038 ■	836,399
915	Total Manufactured Housing	938,350

	Other – 0.6%

	Henderson Receivables Series 2010-3A, Class A
1,958	3.820%, 12/15/2048 ■ Δ	1,935,772

	Ocwen Advance Receivables Backed Notes Series 2009-3A, Class A
1,745	4.140%, 07/15/2023 ■	1,768,994
3,703	Total Other	3,704,766
$38,767	Total Asset-Backed Securities (cost $36,432,699)	37,555,482

Principal Amount (000)	Description ▲	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS-PRIVATE MORTGAGE-BACKED SECURITIES – 3.4%

	Adjustable Rate Δ – 1.3%

	Countrywide Home Loans Series 2004-2, Class 2A1
$786	2.761%, 02/25/2034	$766,960

	FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A
3,489	0.741%, 02/25/2048 ■	3,492,466

	GSR Mortgage Loan Trust Series 2005-AR1, Class B1
1,963	4.019%, 01/25/2035	1,314,559

	Indymac Index Mortgage Loan Trust Series 2005-AR1, Class 4A1
505	2.695%, 03/25/2035	452,213

	JPMorgan Alternative Loan Trust Series 2007-S1, Class A1
1,842	0.466%, 04/25/2047	1,381,572

	JPMorgan Mortgage Trust Series 2006-A7, Class 3A4
1,228	5.875%, 01/25/2037	128,800

	Wachovia Mortgage Loan Trust Series 2005-B, Class 1A1
783	2.993%, 10/20/2035	647,360
10,596	Total Adjustable Rate	8,183,930

120	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Fixed Rate – 2.1%

	Bank of America Alternative Loan Trust Series 2007-1, Class 2A2
$1,998	5.673%, 04/25/2037	$191,818

	Countrywide Alternative Loan Trust Series 2004-24CB, Class 2A1
793	5.000%, 11/25/2019	803,245
	Series 2006-19CB, Class A15
1,037	6.000%, 08/25/2036	856,994

	GMAC Mortgage Corporation Loan Trust Series 2010-1, Class A
306	4.250%, 07/25/2040 ■	307,750

	GSMPS Mortgage Loan Trust Series 2003-1, Class B1
2,408	6.776%, 03/25/2043	2,070,993

	GSR Mortgage Loan Trust Series 2005-4F, Class B1
2,078	5.758%, 05/25/2035	1,217,459

	Impac Secured Assets Series 2000-3, Class M1
2,183	8.000%, 10/25/2030	1,996,494

	Lehman Mortgage Trust Series 2008-6, Class 1A1
1,926	5.981%, 07/25/2047	1,833,841

	Residential Accredit Loans Series 2005-QS12, Class A7
868	5.500%, 08/25/2035	781,664

	Sequoia Mortgage Trust Series 2011-1, Class A1
2,666	4.125%, 02/25/2041	2,671,242

	Washington Mutual Mortgage Pass-Through Certificates Series 2004-RA3, Class 2A
944	6.414%, 08/25/2038	988,330
17,207	Total Fixed Rate	13,719,830
$27,803	Total Collateralized Mortgage Obligations-Private Mortgage-Backed Securities (cost $27,001,051)	21,903,760

Principal Amount (000)	Description ▲	Value
	U.S. GOVERNMENT & AGENCY SECURITIES – 1.1%

	U.S. Treasury – 1.1%

	U.S. Treasury Note
$6,879	1.250%, 07/15/2020 ▼	$7,276,305
	Total U.S. Government & Agency Securities (cost $7,378,372)	7,276,305

Principal Amount (000)	Description ▲	Value
	MUNICIPAL BONDS – 0.7%

	Illinois
$3,415	5.877%, 03/01/2019	$3,524,109

	Provincia De Cordoba
1,200	12.375%, 08/17/2017 ■	1,254,000
4,615	Total Municipal Bonds (cost $4,673,901)	4,778,109

Nuveen Investments	121

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Shares	Description ▲	Value

	PREFERRED STOCKS – 0.8%

	Banking – 0.4%

	Bank of America
6,000	Series MER	$158,100

	Bank of America
28,000	Series 5 ▼	533,400

20,000	Citigroup Capital XI	466,400

3,000	Citigroup Capital XII	77,460

	Goldman Sachs Group
51,000	Series A ▼	1,086,810

	Royal Bank of Scotland
10,000	Series L	182,700
	Total Banking	2,504,870
	Finance – 0.0%

5,000	JPMorgan Chase Capital XXVI ▼	132,300
	Insurance – 0.3%

	Aspen Insurance Holdings
84,500	Series A	2,109,120
	Sovereign – 0.1%

	Fannie Mae
217,000	Series S	466,550
	Total Preferred Stocks (cost $9,778,851)	5,212,840

Shares	Description ▲	Value
	ClOSED-END FUNDS – 0.3%

15,000	Alliance National Municipal Income Fund	$201,000

36,000	Blackrock Credit Allocation Income Trust	450,360

23,000	Highland Credit Strategies Fund ▼	176,640

40,000	ING Clarion Global Real Estate Income Fund ▼	334,800

20,000	Invesco Municipal Income Opportunities Trust	126,200

2,000	Pimco Income Strategy Fund ▼	25,880

16,000	Pioneer Diversified High Income Trust	337,600
	Total Closed-End Funds (cost $1,504,063)	1,652,480

Shares	Description ▲	Value
	CONVERTIBLE SECURITIES 0.1%

	Energy – 0.1%

	Chesapeake Energy
7,300	Series 2005B	$720,875
	Total Convertible Securities (cost $620,500)	720,875

Shares	Description ▲	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING

	Money Market Funds – 9.6%

	Mount Vernon Securities Lending Prime Portfolio
62,479,179	0.197% Ω †	$62,479,179
	Total Investments Purchased With Proceeds From Securities Lending (cost $62,479,179)	62,479,179

122	Nuveen Investments

Shares/ Principal Amount (000)	Description ▲	Value

	SHORT-TERM INVESTMENTS – 14.9%

	Money Market Funds – 14.1%

	First American Prime Obligations Fund, Class Z
91,965,101	0.042% Ω	$91,965,101
	U.S. Treasury Obligations – 0.8%

	U.S. Treasury Bills ☐
$1,475	0.035%, 10/20/2011	1,474,841
2,500	0.020%, 07/21/2011	2,499,972
1,245	0.060%, 11/10/2011	1,244,726

$5,220	Total U.S. Treasury Obligations	5,219,539
	Total Short-Term Investments (cost $97,184,373)	97,184,640
	Total Investments (cost $803,234,911) – 125.8%	818,009,916
	Other Assets Less Liabilities – (25.8)% ¯	(167,629,731)
	Net Assets – 100.0%	$650,380,185

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2011:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan Chase	Australian Dollar	6,600,000	U.S. Dollar	6,929,472	7/15/11	$(135,651)
Citibank N.A.	Euro	1,920,000	U.S. Dollar	2,764,819	7/12/11	(18,630)
JPMorgan Chase	U.S. Dollar	7,031,442	Austrailian Dollar	6,600,000	7/15/11	33,681
Citibank N.A.	U.S. Dollar	3,301,768	Brazilian Real	5,230,000	8/02/11	22,751
Citibank N.A.	U.S. Dollar	5,627,549	Canadian Dollar	5,450,000	7/15/11	21,143
Citibank N.A.	U.S. Dollar	1,360,559	Euro Dollar	960,000	7/12/11	31,166
Citibank N.A.	U.S. Dollar	4,469,652	Mexican Peso	52,800,000	10/05/11	(122)
Citibank N.A.	U.S. Dollar	6,337,254	New Zealand Dollar	7,700,000	10/05/11	(278)
JPMorgan Chase	U.S. Dollar	3,212,591	South African Rand	21,800,000	7/11/11	6,265
JPMorgan Chase	U.S. Dollar	3,610,675	South Korean Won	3,916,500,000	7/18/11	53,419
						$13,744

Credit Default Swaps outstanding at June 30, 2011:

Counterparty	Reference Index	Buy/Sell Protection (1)	Current Credit Spread (3)	Notional Amount (2)	Received Fixed Rate	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan	Markit CDX NA HY16 Index	Sell	4.55%	$5,600,000	5.00%	6/20/16	$90,690	$88,837
UBS	Markit CDX NA HY16 Index	Sell	4.55	20,000,000	5.00	6/20/16	139,273	94,842
							$229,963	$183,679

(1)	The Fund entered into the credit default swaps to gain investment exposure to the referenced index. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

Nuveen Investments	123

Portfolio of Investments

Nuveen Total Return Bond Fund (continued)

June 30, 2011

Futures Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
German 10-year Government Bond	Long	46	9/11	$8,370,428	$44,833
U.S. Treasury 5-Year Note	Short	(519)	9/11	(61,862,366)	57,967
U.S. Treasury 10-Year Note	Short	(249)	9/11	(30,459,704)	2,890
U.S. Treasury Long Bond	Short	(120)	9/11	(14,763,750)	174,003
U.S. Treasury Ultra Bond	Long	44	9/11	5,555,000	(81,227)
					$198,466

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount		Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate Payment Frequency	Fixed Rate	Expiration Date	Unrealized Appreciation (Depreciation)
Citigroup	23,500,000	ZAR	3-Month JIBAR	Pay	Semi-Annually	7.655%	1/07/21	$(100,544)
UBS	41,000,000	USD	3-Month LIBOR	Receive	Semi-Annually	2.056	7/01/15	(1,118,625)
								$(1,219,169)

Call Options Written outstanding at June 30, 2011:

Number of Contracts	Type	Notional Amount ¡	Expiration Date	Strike Price	Value
(195)	U.S. 10-Year Note Futures	$(2,437,500)	8/26/11	$125.0	$(82,266)
(325)	U.S. 10-Year Note Futures	(4,095,000)	8/26/11	126.0	(76,172)
(130)	U.S. 10-Year Note Futures	(1,618,500)	8/26/11	124.5	(71,094)
(650)	Total Call Options Written (premiums received $316,171)				$(229,532)

Put Options Written outstanding at June 30, 2011:

Number of Contracts	Type	Notional Amount ¡	Expiration Date	Strike Price	Value
(64)	U.S. 10-Year Note Futures	$(748,800)	8/26/15	$117.0	$(15,000)
(197)	U.S. 10-Year Note Futures	(2,314,750)	8/26/11	117.5	(52,328)
(261)	Total Put Options Written (premiums received $94,650)				$(67,328)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

▲	All Percentages shown in the Portfolio of Investments are based on net assets.

•	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

■	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

▼	Investment, or a portion of investment, is out on loan for securities lending.

Δ	Variable Rate Security-The rate shown is the rate in effect as of June 30, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2011.

☐	Investment, or portion of investment, segregated as collateral for investments in derivatives. Yield shown is the annualized effective yield as of June 30, 2011.

†	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

¯	Other Assets Less Liabilities includes Value of Options Written and the net Unrealized Appreciation (Depreciation) of other derivatives instruments as listed within Investments in Derivatives.

¡	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by Strike Price by 100.

WI/DD	Purchased on a when-issued delayed delivery basis.

AUD	Australian Dollar

CAD	Canadian Dollar

JIBAR	Johannesburg Inter-Bank Agreed Rate

LIBOR	London Inter-Bank Offered Rate

MDR	Denotes investment is subject to dollar roll transactions.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

124	Nuveen Investments

Statement of Assets & Liabilities (all dollars and shares are rounded to thousands (000))

June 30, 2011

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Assets
Investments, at value (cost $1,014,561, $488,723, $262,372, $105,334, $624,263, $795,246 and $643,572, respectively)	$1,044,361	$493,591	$271,920	$108,067	$648,089	$808,839	$658,346
Investments purchased with proceeds from securities lending (at cost, which approximates value)	125,243	145,527	128,123	28,536	118,843	76,375	62,479
Short-term investments (cost $67,403, $7,489, $3,788, $10,931, $38,653, $44,365 and $97,184, respectively)	67,404	7,490	3,788	10,931	38,653	44,366	97,185
Cash denominated in foreign currencies (cost $—, $—, $—, $—, $—, $— and $212, respectively)	—	—	—	—	—	—	216
Cash	1	64	7	—	—	365	—
Credit default swap premiums paid	—	—	—	—	—	61	32
Receivables:
Dividends	—	177	3	—	—	—	39
Due from broker	211	39	11	9	13	7	20
Interest	7,710	9,926	1,765	588	5,630	5,998	5,632
Investments sold	275	3,039	1,287	72	169	790	38
Shares sold	396	704	1,096	135	397	3,071	638
Variation margin on futures contracts	201	—	48	—	—	305	321
Unrealized appreciation on:
Credit default swaps	—	—	—	—	—	453	184
Forward foreign currency exchange contracts	—	—	—	—	—	—	168
Other assets	23	25	39	23	17	23	27
Total assets	1,245,825	660,582	408,087	148,361	811,811	940,653	825,325
Liabilities
Cash overdraft	—	—	—	44	50	—	204
Options written, at value (premiums received $—, $—, $—, $—, $—, $— and $411, respectively)	—	—	—	—	—	—	297
Payables:
Collateral from securities lending program	125,243	145,527	128,123	28,536	118,843	76,375	62,479
Dividends	2,202	2,618	204	133	1,428	1,189	1,565
Investments purchased	95,531	8,111	2,673	4,362	7,325	31,395	107,975
Shares redeemed	2,077	567	1,174	194	1,231	1,992	504
Variation margin on futures contracts	—	—	—	18	107	—	—
Unrealized depreciation on:
Interest rate swaps	2,476	—	304	—	1,458	1,037	1,219
Forward foreign currency exchange contracts	—	—	—	—	—	93	154
Accrued expenses:
Management fees	531	280	92	31	336	291	325
12b-1 distribution and service fees	22	16	9	3	3	14	13
Other	326	308	169	104	247	270	210
Total liablities	228,408	157,427	132,748	33,425	131,028	112,656	174,945
Net assets	$1,017,417	$503,155	$275,339	$114,936	$680,783	$827,997	$650,380

See accompanying notes to financial statements.

Nuveen Investments	125

Statement of Assets & Liabilities (all dollars and shares are rounded to thousands (000)) (continued)

June 30, 2011

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Class A Shares
Net assets	$85,980	$30,984	$12,080	$14,086	$22,502	$80,927	$25,045
Shares outstanding	7,513	3,424	1,104	1,593	2,148	8,042	2,336
Net asset value per share	$11.44	$9.05	$10.94	$8.84	$10.47	$10.06	$10.72
Offering price per share (net asset value per share plus maximum sales charge of 4.25%, 4.75%, 4.25%, 3.00%, 3.00%, 2.25% and 4.25%, respectively, of offering price)	$11.95	$9.50	$11.43	$9.11	$10.79	$10.29	$11.20
Class B Shares
Net assets	$1,805	$1,285	N/A	N/A	N/A	N/A	$1,116
Shares outstanding	159	143	N/A	N/A	N/A	N/A	105
Net asset value and offering price per share	$11.34	$8.98	N/A	N/A	N/A	N/A	$10.67
Class C Shares
Net assets	$3,711	$9,792	$8,043	$1,417	$1,152	$5,101	$8,092
Shares outstanding	326	1,087	742	160	110	506	760
Net asset value and offering price per share	$11.40	$9.01	$10.84	$8.85	$10.44	$10.09	$10.65
Class R3 Shares(1)
Net assets	$380	$309	$33	$473	N/A	N/A	$1,020
Shares outstanding	33	34	3	54	N/A	N/A	95
Net asset value and offering price per share	$11.50	$9.23	$10.84	$8.84	N/A	N/A	$10.77
Class I Shares(1)
Net assets	$925,541	$460,785	$255,183	$98,960	$657,129	$741,969	$615,107
Shares outstanding	80,908	50,912	23,290	11,189	62,987	73,705	57,408
Net asset value and offering price per share	$11.44	$9.05	$10.96	$8.84	$10.43	$10.07	$10.71
Net assets consist of:
Capital paid-in	$1,003,278	$496,617	$272,022	$122,791	$661,949	$836,996	$695,487
Undistributed (Over-distribution of) net investment income	1,352	506	5,417	—	(155)	553	4,397
Accumulated net realized gain (loss)	(15,426)	1,163	(11,421)	(10,578)	(3,474)	(21,845)	(63,575)
Net unrealized appreciation (depreciation)	28,213	4,869	9,321	2,723	22,463	12,293	14,071
Net assets	$1,017,417	$503,155	$275,339	$114,936	$680,783	$827,997	$650,380
Authorized shares	2 billion	2 billion	2 billion	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001	$0.0001	$0.0001	$0.0001

N/A	–	Inflation Protected Securities and Intermediate Government Bond do not offer Class B Shares. Intermediate Term Bond and Short Term Bond do not offer Class B Shares or Class R3 Shares.
(1)	–	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

126	Nuveen Investments

Statement of Operations (all dollars are rounded to thousands (000))

Year Ended June 30, 2011

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Investment Income
Dividend and interest income from unaffiliated investments (net of foreign tax withheld of $—, $27, $—, $—, $—, $— and $—, respectively)	$56,062	$40,376	$9,220	$4,086	$30,277	$24,728	$34,593
Interest income from affiliated investments	25	6	1	—	1	2	26
Securities lending income	182	390	70	23	110	89	80
Total investment income	56,269	40,772	9,291	4,109	30,388	24,819	34,699
Expenses
Management fees	6,632	3,541	1,244	782	4,208	3,895	4,237
12b-1 service fees – Class A	230	80	26	35	51	174	76
12b-1 distribution and service fees – Class B	26	16	N/A	N/A	N/A	N/A	13
12b-1 distribution and service fees – Class C	38	89	75	17	1	44	78
12b-1 distribution and service fees – Class R3(1)	3	2	2	3	N/A	N/A	5
Adminstration fees	1,489	521	225	204	910	918	836
Shareholders’ servicing agent fees and expenses	338	310	175	108	179	242	192
Custodian’s fees and expenses	144	66	30	32	98	110	95
Directors’ fees and expenses	29	22	18	17	24	26	24
Professional fees	42	36	42	38	40	42	45
Shareholders’ reports – printing and mailing expenses	76	50	25	15	43	53	42
Federal and state registration fees	44	55	39	38	42	44	42
Other expenses	24	19	16	16	21	21	21
Total expenses before expense reimbursement	9,115	4,807	1,917	1,305	5,617	5,569	5,706
Expense reimbursement	(484)	(584)	(527)	(423)	(331)	(760)	(522)
Expense reimbursement from regulatory settlement	(102)	—	—	(26)	(15)	—	—
Net expenses	8,529	4,223	1,390	856	5,271	4,809	5,184
Net investment income (loss)	47,740	36,549	7,901	3,253	25,117	20,010	29,515
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	54,185	24,993	4,563	3,115	21,982	8,063	34,567
Forward foreign currency exchange contracts	—	—	(51)	—	—	(144)	(71)
Futures contracts	(8,857)	439	(214)	77	(973)	(5,004)	(7,380)
Options written	—	—	—	—	—	—	(189)
Swaps	(2,009)	—	(206)	—	(1,226)	313	2,289
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(22,473)	12,503	4,336	(1,948)	(9,945)	390	(1,254)
Forward foreign currency exchange contracts	—	—	—	—	—	(93)	14
Futures contracts	3,006	(178)	210	(69)	(165)	694	2,407
Options written	—	—	—	—	—	—	114
Swaps	62	—	8	—	34	488	(715)
Net realized and unrealized gain (loss)	23,914	37,757	8,646	1,175	9,707	4,707	29,782
Net increase (decrease) in net assets from operations	$71,654	$74,306	$16,547	$4,428	$34,824	$24,717	$59,297
N/A	– Inflation Protected Securities and Intermediate Government Bond do not offer Class B Shares. Intermediate Term Bond and Short Term Bond do not offer Class B Shares or Class R3 Shares.
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	127

Statement of Changes in Net Assets (all dollars are rounded to thousands (000))

	Core Bond		High Income Bond
	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$47,740	$65,618	$36,549	$27,468
Net realized gain (loss) from:
Investments and foreign currency	54,185	(1,797)	24,993	23,740
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	(8,857)	(2,773)	439	52
Options written	—	—	—	—
Swaps	(2,009)	5,671	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(22,473)	157,451	12,503	13,991
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	3,006	(967)	(178)	187
Options written	—	—	—	—
Swaps	62	(3,764)	—	—
Net increase (decrease) in net assets from operations	71,654	219,439	74,306	65,438
Distributions to Shareholders
From net investment income:
Class A	(3,347)	(4,290)	(2,338)	(2,599)
Class B	(76)	(201)	(104)	(146)
Class C	(109)	(150)	(588)	(447)
Class R3(1)	(17)	(19)	(27)	(24)
Class I(1)	(42,654)	(61,718)	(33,009)	(24,028)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	—
Return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(46,203)	(66,378)	(36,066)	(27,244)
Fund Share Transactions
Fund merger	—	—	—	—
Proceeds from sale of shares	157,992	237,261	226,023	217,030
Proceeds from shares issued to shareholders due to reinvestment of distributions	16,256	22,173	5,755	3,888
	174,248	259,434	231,778	220,918
Cost of shares redeemed	(462,891)	(503,627)	(155,401)	(85,781)
Net increase (decrease) in net assets from Fund share transactions	(288,643)	(244,193)	76,377	135,137
Net increase (decrease) in net assets	(263,192)	(91,132)	114,617	173,331
Net assets at the beginning of period	1,280,609	1,371,741	388,538	215,207
Net assets at the end of period	$1,017,417	$1,280,609	$503,155	$388,538
Undistributed (Over-distribution of) net investment income at the end of period	$1,352	$1,184	$506	$21

See accompanying notes to financial statements.

128	Nuveen Investments

	Inflation Protected Securities		Intermediate Government Bond
	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$7,901	$4,972	$3,253	$3,209
Net realized gain (loss) from:
Investments and foreign currency	4,563	(415)	3,115	336
Forward foreign currency exchange contracts	(51)	—	—	—
Futures contracts	(214)	811	77	321
Options written	—	—	—	—
Swaps	(206)	15	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	4,336	11,282	(1,948)	4,070
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	210	(138)	(69)	58
Options written	—	—	—	—
Swaps	8	(169)	—	—
Net increase (decrease) in net assets from operations	16,547	16,358	4,428	7,994
Distributions to Shareholders
From net investment income:
Class A	(126)	(192)	(383)	(305)
Class B	N/A	N/A	N/A	N/A
Class C	(48)	(107)	(24)	(11)
Class R3(1)	(8)	(33)	(10)	(5)
Class I(1)	(2,853)	(3,966)	(2,876)	(2,949)
From accumulated net realized gains:
Class A	—	—	—	(149)
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	(1,675)
Return of capital:
Class A	—	—	—	(2)
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	(16)
Decrease in net assets from distributions to shareholders	(3,035)	(4,298)	(3,293)	(5,112)
Fund Share Transactions
Fund merger	—	—	—	97,457
Proceeds from sale of shares	153,222	68,470	33,044	36,462
Proceeds from shares issued to shareholders due to reinvestment of distributions	487	874	1,416	2,912
	153,709	69,344	34,460	136,831
Cost of shares redeemed	(64,764)	(84,130)	(94,342)	(77,779)
Net increase (decrease) in net assets from Fund share transactions	88,945	(14,786)	(59,882)	59,052
Net increase (decrease) in net assets	102,457	(2,726)	(58,747)	61,934
Net assets at the beginning of period	172,882	175,608	173,683	111,749
Net assets at the end of period	$275,339	$172,882	$114,936	$173,683
Undistributed (Over-distribution of) net investment income at the end of period	$5,417	$614	$—	$(185)
N/A	– Inflation Protected Securities and Intermediated Government Bond do not offer Class B Shares.
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	129

Statement of Changes in Net Assets (all dollars are rounded to thousands (000)) (continued)

	Intermediate Term Bond		Short Term Bond
	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$25,117	$33,185	$20,010	$17,985
Net realized gain (loss) from:
Investments and foreign currency	21,982	(736)	8,063	(4,661)
Forward foreign currency exchange contracts	—	—	(144)	—
Futures contracts	(973)	2,078	(5,004)	(2,779)
Options written	—	—	—	—
Swaps	(1,226)	402	313	514
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(9,945)	65,457	390	22,925
Forward foreign currency exchange contracts	—	—	(93)	—
Futures contracts	(165)	1,416	694	(1,139)
Options written	—	—	—	—
Swaps	34	(1,311)	488	(866)
Net increase (decrease) in net assets from operations	34,824	100,491	24,717	31,979
Distributions to Shareholders
From net investment income:
Class A	(786)	(1,095)	(1,859)	(2,624)
Class B	N/A	N/A	N/A	N/A
Class C	(2)	—	(58)	(21)
Class R3(1)	N/A	N/A	N/A	N/A
Class I(1)	(24,002)	(32,180)	(16,481)	(15,745)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3(1)	N/A	N/A	N/A	N/A
Class I(1)	—	—	—	—
Return of capital:
Class A	—	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3(1)	N/A	N/A	N/A	N/A
Class I(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(24,790)	(33,275)	(18,398)	(18,390)
Fund Share Transactions
Fund merger	—	—	—	—
Proceeds from sale of shares	149,972	205,286	524,866	568,813
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,311	8,950	4,910	5,746
	156,283	214,236	529,776	574,559
Cost of shares redeemed	(246,799)	(268,623)	(427,991)	(248,983)
Net increase (decrease) in net assets from Fund share transactions	(90,516)	(54,387)	101,785	325,576
Net increase (decrease) in net assets	(80,482)	12,829	108,104	339,165
Net assets at the beginning of period	761,265	748,436	719,893	380,728
Net assets at the end of period	$680,783	$761,265	$827,997	$719,893
Undistributed (Over-distribution of) net investment income at the end of period	$(155)	$45	$553	$(640)

See accompanying notes to financial statements.

130	Nuveen Investments

	Total Return Bond
	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$29,515	$36,869
Net realized gain (loss) from:
Investments and foreign currency	34,567	(4,148)
Forward foreign currency exchange contracts	(71)	—
Futures contracts	(7,380)	(9,664)
Options written	(189)	1,331
Swaps	2,289	6,235
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,254)	95,383
Forward foreign currency exchange contracts	14	—
Futures contracts	2,407	(529)
Options written	114	(88)
Swaps	(715)	(677)
Net increase (decrease) in net assets from operations	59,297	124,712
Distributions to Shareholders
From net investment income:
Class A	(1,234)	(1,012)
Class B	(44)	(75)
Class C	(253)	(194)
Class R3(1)	(37)	(22)
Class I(1)	(27,595)	(36,239)
From accumulated net realized gains:
Class A	—	—
Class B	—	—
Class C	—	—
Class R3(1)	—	—
Class I(1)	—	—
Return of capital:
Class A	—	—
Class B	—	—
Class C	—	—
Class R3(1)	—	—
Class I(1)	—	—
Decrease in net assets from distributions to shareholders	(29,163)	(37,542)
Fund Share Transactions
Fund merger	—	—
Proceeds from sale of shares	141,915	172,881
Proceeds from shares issued to shareholders due to reinvestment of distributions	8,496	10,611
	150,411	183,492
Cost of shares redeemed	(222,393)	(230,668)
Net increase (decrease) in net assets from Fund share transactions	(71,982)	(47,176)
Net increase (decrease) in net assets	(41,848)	39,994
Net assets at the beginning of period	692,228	652,234
Net assets at the end of period	$650,380	$692,228
Undistributed (Over-distribution of) net investment income at the end of period	$4,397	$1,957
N/A	– Intermediate Term Bond and Short Term Bond do not offer Class B Shares or Class R3 Shares.
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	131

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Core Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
CLASS A (12/87)
2011	$11.22	$.43	$.21	$.64	$(.42)	$—	$—	$(.42)	$11.44	5.73%
2010	10.04	.51	1.18	1.69	(.51)	—	—	(.51)	11.22	17.11
2009	10.86	.61	(.81)	(.20)	(.62)	—	—	(.62)	10.04	(1.37)
2008	10.79	.51	.05	.56	(.49)	—	—	(.49)	10.86	5.24
2007	10.71	.47	.09	.56	(.48)	—	—	(.48)	10.79	5.26
CLASS B (8/94)
2011	11.12	.34	.21	.55	(.33)	—	—	(.33)	11.34	4.97
2010	9.95	.43	1.17	1.60	(.43)	—	—	(.43)	11.12	16.31
2009	10.77	.54	(.81)	(.27)	(.55)	—	—	(.55)	9.95	(2.12)
2008	10.70	.42	.06	.48	(.41)	—	—	(.41)	10.77	4.50
2007	10.63	.38	.09	.47	(.40)	—	—	(.40)	10.70	4.41
CLASS C (2/99)
2011	11.18	.34	.21	.55	(.33)	—	—	(.33)	11.40	4.97
2010	10.00	.42	1.19	1.61	(.43)	—	—	(.43)	11.18	16.32
2009	10.83	.54	(.82)	(.28)	(.55)	—	—	(.55)	10.00	(2.21)
2008	10.75	.43	.06	.49	(.41)	—	—	(.41)	10.83	4.57
2007	10.67	.38	.10	.48	(.40)	—	—	(.40)	10.75	4.48
CLASS R3 (9/01)(e)
2011	11.27	.40	.22	.62	(.39)	—	—	(.39)	11.50	5.54
2010	10.09	.48	1.19	1.67	(.49)	—	—	(.49)	11.27	16.74
2009	10.89	.59	(.79)	(.20)	(.60)	—	—	(.60)	10.09	(1.43)
2008	10.81	.49	.05	.54	(.46)	—	—	(.46)	10.89	5.06
2007	10.73	.44	.09	.53	(.45)	—	—	(.45)	10.81	4.99
CLASS I (2/94)(e)
2011	11.21	.46	.22	.68	(.45)	—	—	(.45)	11.44	6.09
2010	10.03	.54	1.18	1.72	(.54)	—	—	(.54)	11.21	17.42
2009	10.86	.64	(.82)	(.18)	(.65)	—	—	(.65)	10.03	(1.22)
2008	10.78	.54	.06	.60	(.52)	—	—	(.52)	10.86	5.60
2007	10.70	.49	.10	.59	(.51)	—	—	(.51)	10.78	5.53

132	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate(f)

$85,980	.99%	3.72%	.94%	3.77%	91%
93,374	1.02	4.58	.95	4.65	83
82,373	1.02	6.27	.95	6.34	160
94,571	1.01	4.57	.95	4.63	131
102,723	1.01	4.19	.95	4.25	137

1,805	1.74	2.97	1.69	3.02	91
3,607	1.77	3.90	1.70	3.97	83
5,780	1.77	5.52	1.70	5.59	160
7,733	1.76	3.81	1.70	3.87	131
9,634	1.76	3.44	1.70	3.50	137

3,711	1.74	2.97	1.69	3.02	91
3,796	1.77	3.84	1.70	3.91	83
3,693	1.77	5.52	1.70	5.59	160
4,383	1.76	3.83	1.70	3.89	131
4,567	1.76	3.44	1.70	3.50	137

380	1.23	3.47	1.19	3.52	91
379	1.27	4.35	1.20	4.42	83
406	1.27	6.04	1.20	6.11	160
289	1.26	4.36	1.20	4.42	131
65	1.29	3.92	1.20	4.01	137

925,541	.74	3.97	.69	4.02	91
1,179,453	.77	4.86	.70	4.93	83
1,279,489	.77	6.50	.70	6.57	160
1,468,599	.76	4.82	.70	4.88	131
1,530,750	.76	4.44	.70	4.50	137
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	Excluding dollar roll transactions, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	133

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

High Income Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
CLASS A (8/01)
2011	$8.28	$.67	$.76	$1.43	$(.66)	$—	$—	$(.66)	$9.05	17.61%
2010	7.15	.67	1.12	1.79	(.66)	—	—	(.66)	8.28	25.47
2009	8.65	.73	(1.47)	(.74)	(.76)	—	—	(.76)	7.15	(7.26)
2008	9.61	.71	(.97)	(.26)	(.70)	—	—	(.70)	8.65	(2.84)
2007	9.22	.65	.38	1.03	(.64)	—	—	(.64)	9.61	11.46
CLASS B (8/01)
2011	8.23	.60	.74	1.34	(.59)	—	—	(.59)	8.98	16.59
2010	7.11	.60	1.12	1.72	(.60)	—	—	(.60)	8.23	24.56
2009	8.61	.68	(1.47)	(.79)	(.71)	—	—	(.71)	7.11	(7.99)
2008	9.57	.63	(.96)	(.33)	(.63)	—	—	(.63)	8.61	(3.57)
2007	9.18	.57	.39	.96	(.57)	—	—	(.57)	9.57	10.67
CLASS C (8/01)
2011	8.25	.60	.75	1.35	(.59)	—	—	(.59)	9.01	16.67
2010	7.12	.60	1.13	1.73	(.60)	—	—	(.60)	8.25	24.67
2009	8.62	.68	(1.47)	(.79)	(.71)	—	—	(.71)	7.12	(7.98)
2008	9.58	.63	(.96)	(.33)	(.63)	—	—	(.63)	8.62	(3.57)
2007	9.19	.57	.39	.96	(.57)	—	—	(.57)	9.58	10.66
CLASS R3 (9/01)(e)
2011	8.44	.66	.77	1.43	(.64)	—	—	(.64)	9.23	17.28
2010	7.28	.66	1.14	1.80	(.64)	—	—	(.64)	8.44	25.12
2009	8.79	.73	(1.49)	(.76)	(.75)	—	—	(.75)	7.28	(7.49)
2008	9.75	.69	(.98)	(.29)	(.67)	—	—	(.67)	8.79	(3.04)
2007	9.35	.62	.40	1.02	(.62)	—	—	(.62)	9.75	11.12
CLASS I (8/01)(e)
2011	8.29	.69	.75	1.44	(.68)	—	—	(.68)	9.05	17.77
2010	7.16	.69	1.12	1.81	(.68)	—	—	(.68)	8.29	25.75
2009	8.66	.75	(1.47)	(.72)	(.78)	—	—	(.78)	7.16	(7.01)
2008	9.62	.73	(.97)	(.24)	(.72)	—	—	(.72)	8.66	(2.59)
2007	9.23	.67	.39	1.06	(.67)	—	—	(.67)	9.62	11.73

134	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$30,984	1.22%	7.38%	1.10%	7.50%	130%
29,532	1.29	7.93	1.10	8.12	132
25,696	1.36	10.53	1.10	10.79	108
24,420	1.31	7.53	1.10	7.74	100
28,932	1.30	6.54	1.10	6.74	101

1,285	1.98	6.64	1.85	6.76	130
1,628	2.04	7.28	1.85	7.47	132
2,157	2.11	9.66	1.85	9.92	108
3,496	2.06	6.76	1.85	6.97	100
4,814	2.05	5.80	1.85	6.00	101

9,792	1.97	6.64	1.85	6.76	130
6,969	2.04	7.22	1.85	7.41	132
5,038	2.11	9.72	1.85	9.98	108
6,490	2.06	6.76	1.85	6.97	100
8,522	2.05	5.78	1.85	5.98	101

309	1.47	7.12	1.35	7.25	130
343	1.54	7.73	1.35	7.92	132
265	1.61	10.46	1.35	10.72	108
185	1.56	7.16	1.35	7.37	100
186	1.56	6.17	1.35	6.38	101

460,785	.97	7.63	.85	7.75	130
350,066	1.04	8.19	.85	8.38	132
182,051	1.11	10.67	.85	10.93	108
204,164	1.06	7.78	.85	7.99	100
232,998	1.05	6.78	.85	6.98	101

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	135

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Inflation Protected Securities
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
CLASS A (10/04)
2011	$10.33	$.35	$.40	$.75	$(.14)	$—	$—	$(.14)	$10.94	7.30%
2010	9.59	.28	.73	1.01	(.27)	—	—	(.27)	10.33	10.62
2009	10.20	.14	(.37)	(.23)	(.26)	—	(.12)	(.38)	9.59	(2.18)
2008	9.43	.54	.76	1.30	(.53)	—	—	(.53)	10.20	14.01
2007	9.54	.39	(.16)	.23	(.34)	—	—	(.34)	9.43	2.41
CLASS C (10/04)
2011	10.24	.26	.41	.67	(.07)	—	—	(.07)	10.84	6.59
2010	9.53	.18	.75	.93	(.22)	—	—	(.22)	10.24	9.76
2009	10.18	.11	(.43)	(.32)	(.21)	—	(.12)	(.33)	9.53	(3.03)
2008	9.41	.48	.75	1.23	(.46)	—	—	(.46)	10.18	13.20
2007	9.53	.33	(.18)	.15	(.27)	—	—	(.27)	9.41	1.53
CLASS R3 (10/04)(e)
2011	10.31	.11	.54	.65	(.12)	—	—	(.12)	10.84	6.31
2010	9.58	.26	.72	.98	(.25)	—	—	(.25)	10.31	10.32
2009	10.20	.13	(.39)	(.26)	(.24)	—	(.12)	(.36)	9.58	(2.43)
2008	9.43	.52	.75	1.27	(.50)	—	—	(.50)	10.20	13.73
2007	9.55	.33	(.13)	.20	(.32)	—	—	(.32)	9.43	2.09
CLASS I (10/04)(e)
2011	10.34	.40	.38	.78	(.16)	—	—	(.16)	10.96	7.62
2010	9.59	.33	.71	1.04	(.29)	—	—	(.29)	10.34	10.92
2009	10.20	.23	(.45)	(.22)	(.27)	—	(.12)	(.39)	9.59	(2.03)
2008	9.43	.56	.76	1.32	(.55)	—	—	(.55)	10.20	14.29
2007	9.55	.40	(.16)	.24	(.36)	—	—	(.36)	9.43	2.56

136	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$12,080	1.09%	3.05%	.85%	3.30%	45%
7,894	1.15	2.46	.84	2.77	72
5,439	1.10	1.27	.85	1.52	24
3,294	1.08	5.17	.85	5.40	71
2,712	1.06	3.88	.85	4.09	90

8,043	1.84	2.19	1.60	2.44	45
6,673	1.91	1.47	1.60	1.78	72
1,406	1.84	.94	1.59	1.19	24
365	1.83	4.59	1.60	4.82	71
348	1.81	3.23	1.60	3.44	90

33	1.38	.78	1.10	1.05	45
1,332	1.40	2.33	1.09	2.64	72
1,262	1.35	1.09	1.10	1.34	24
1,175	1.33	4.98	1.10	5.21	71
822	1.31	3.24	1.10	3.45	90

255,183	.84	3.49	.60	3.74	45
156,983	.90	2.96	.59	3.27	72
167,501	.85	2.23	.60	2.48	24
278,749	.83	5.41	.60	5.64	71
273,312	.81	4.00	.60	4.21	90
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	137

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Intermediate Government Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital		Total	Ending Net Asset Value	Total Return(c)
CLASS A (10/02)
2011	$8.77	$.20	$.07	$.27	$(.20)	$—	$—		$(.20)	$8.84	3.10%
2010	8.67	.20	.27	.47	(.20)	(.17)	—	*	(.37)	8.77	5.50
2009	8.42	.19	.25	.44	(.19)	—	—		(.19)	8.67	5.30
2008	8.00	.28	.43	.71	(.29)	—	—		(.29)	8.42	8.90
2007	7.99	.31	.06	.37	(.33)	—	(.03)		(.36)	8.00	4.68
CLASS C (10/09)
2011	8.77	.12	.08	.20	(.12)	—	—		(.12)	8.85	2.32
2010(e)	8.76	.09	.17	.26	(.08)	(.17)	—	*	(.25)	8.77	3.00
CLASS R3 (10/09)(f)
2011	8.77	.16	.08	.24	(.17)	—	—		(.17)	8.84	2.75
2010(e)	8.76	.09	.20	.29	(.11)	(.17)	—	*	(.28)	8.77	3.34
CLASS I (10/02)(f)
2011	8.77	.21	.07	.28	(.21)	—	—		(.21)	8.84	3.25
2010	8.67	.21	.27	.48	(.21)	(.17)	—	*	(.38)	8.77	5.66
2009	8.42	.21	.25	.46	(.21)	—	—		(.21)	8.67	5.46
2008	8.00	.30	.42	.72	(.30)	—	—		(.30)	8.42	9.07
2007	7.99	.32	.06	.38	(.34)	—	(.03)		(.37)	8.00	4.84

138	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$14,086	1.10%		1.85%		.73%		2.22%		58%
19,003	1.19		1.89		.75		2.33		105
10,496	1.15		1.82		.75		2.22		133
6,504	1.33		2.74		.75		3.32		118
1,619	1.46		3.09		.75		3.80		84

1,417	1.89		1.05		1.58		1.37		58
1,940	1.94	**	1.16	**	1.60	**	1.50	**	105

473	1.39		1.56		1.08		1.87		58
652	1.44	**	1.44	**	1.10	**	1.78	**	105

98,960	.89		2.05		.58		2.36		58
152,088	.94		2.05		.60		2.39		105
101,253	.90		2.11		.60		2.41		133
63,784	1.08		3.12		.60		3.60		118
37,705	1.21		3.33		.60		3.94		84
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(f)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	139

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Intermediate Term Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
CLASS A (1/95)
2011	$10.33	$.33	$.14	$.47	$(.33)	$—	$—	$(.33)	$10.47	4.70%
2010	9.47	.42	.86	1.28	(.42)	—	—	(.42)	10.33	13.64
2009	9.90	.48	(.40)	.08	(.51)	—	—	(.51)	9.47	1.21
2008	9.73	.44	.14	.58	(.41)	—	—	(.41)	9.90	6.02
2007	9.68	.41	.05	.46	(.41)	—	—	(.41)	9.73	4.80
CLASS C (1/11)
2011(e)	10.37	.12	.06	.18	(.11)	—	—	(.11)	10.44	1.76
CLASS I (1/93)(f)
2011	10.29	.35	.14	.49	(.35)	—	—	(.35)	10.43	4.76
2010	9.43	.43	.86	1.29	(.43)	—	—	(.43)	10.29	13.87
2009	9.87	.49	(.40)	.09	(.53)	—	—	(.53)	9.43	1.26
2008	9.70	.45	.15	.60	(.43)	—	—	(.43)	9.87	6.20
2007	9.65	.42	.06	.48	(.43)	—	—	(.43)	9.70	4.98

140	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$22,502	.94%		3.10%		.85%		3.20%		58%
26,341	1.01		3.96		.85		4.12		58
23,905	1.01		5.09		.85		5.25		41
28,364	1.01		4.22		.85		4.38		102
30,655	1.01		3.91		.85		4.07		110

1,152	1.79	*	2.46	*	1.70	*	2.56	*	58

657,129	.74		3.30		.70		3.35		58
734,924	.76		4.22		.70		4.28		58
724,531	.76		5.33		.70		5.39		41
766,932	.76		4.47		.70		4.53		102
752,984	.76		4.16		.70		4.22		110
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period January 18, 2011 (commencement of operations) through June 30, 2011.
(f)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	141

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Short Term Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
CLASS A (12/92)
2011	$9.98	$.24	$.06	$.30	$(.22)	$—	$—	$(.22)	$10.06	3.00%
2010	9.66	.31	.34	.65	(.33)	—	—	(.33)	9.98	6.77
2009	9.89	.46	(.26)	.20	(.43)	—	—	(.43)	9.66	2.22
2008	9.90	.45	(.03)	.42	(.43)	—	—	(.43)	9.89	4.30
2007	9.83	.36	.09	.45	(.38)	—	—	(.38)	9.90	4.60
CLASS C (10/09)
2011	10.00	.15	.07	.22	(.13)	—	—	(.13)	10.09	2.22
2010(e)	9.95	.13	.06	.19	(.14)	—	—	(.14)	10.00	1.90
CLASS I (2/94)(f)
2011	9.99	.25	.06	.31	(.23)	—	—	(.23)	10.07	3.16
2010	9.67	.32	.34	.66	(.34)	—	—	(.34)	9.99	6.92
2009	9.89	.48	(.25)	.23	(.45)	—	—	(.45)	9.67	2.48
2008	9.91	.46	(.03)	.43	(.45)	—	—	(.45)	9.89	4.35
2007	9.83	.37	.10	.47	(.39)	—	—	(.39)	9.91	4.86

142	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$80,927	.87%		2.22%		.73%		2.37%		58%
87,631	1.04		2.88		.75		3.17		44
65,704	1.06		4.55		.74		4.87		54
59,933	1.05		4.17		.74		4.48		55
66,722	1.04		3.32		.75		3.61		47

5,101	1.66		1.45		1.58		1.53		58
3,111	1.79	*	1.76	*	1.60	*	1.95	*	44

741,969	.67		2.43		.58		2.52		58
629,151	.79		3.07		.60		3.26		44
315,024	.81		4.80		.59		5.02		54
257,403	.80		4.41		.59		4.62		55
311,131	.79		3.55		.60		3.74		47
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(f)	Effective January 18, 2011, Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	143

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Total Return Bond
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
CLASS A (2/00)
2011	$10.27	$.43	$.45	$.88	$(.43)	$—	$—	$(.43)	$10.72	8.69%
2010	9.01	.52	1.28	1.80	(.54)	—	—	(.54)	10.27	20.21
2009	9.90	.64	(.74)	(.10)	(.63)	(.16)	—	(.79)	9.01	.16
2008	9.83	.49	.05	.54	(.47)	—	—	(.47)	9.90	5.51
2007	9.86	.45	(.02)	.43	(.46)	—	—	(.46)	9.83	4.36
CLASS B (2/00)
2011	10.22	.35	.44	.79	(.34)	—	—	(.34)	10.67	7.84
2010	8.97	.45	1.26	1.71	(.46)	—	—	(.46)	10.22	19.22
2009	9.86	.58	(.74)	(.16)	(.57)	(.16)	—	(.73)	8.97	(.58)
2008	9.80	.41	.05	.46	(.40)	—	—	(.40)	9.86	4.65
2007	9.82	.38	(.02)	.36	(.38)	—	—	(.38)	9.80	3.69
CLASS C (2/00)
2011	10.20	.35	.44	.79	(.34)	—	—	(.34)	10.65	7.85
2010	8.96	.43	1.27	1.70	(.46)	—	—	(.46)	10.20	19.13
2009	9.84	.58	(.73)	(.15)	(.57)	(.16)	—	(.73)	8.96	(.48)
2008	9.78	.42	.04	.46	(.40)	—	—	(.40)	9.84	4.66
2007	9.80	.37	(.01)	.36	(.38)	—	—	(.38)	9.78	3.70
CLASS R3 (9/01)(e)
2011	10.31	.41	.45	.86	(.40)	—	—	(.40)	10.77	8.40
2010	9.07	.42	1.32	1.74	(.50)	—	—	(.50)	10.31	19.47
2009	9.95	.62	(.73)	(.11)	(.61)	(.16)	—	(.77)	9.07	.02
2008	9.88	.47	.05	.52	(.45)	—	—	(.45)	9.95	5.22
2007	9.90	.43	(.02)	.41	(.43)	—	—	(.43)	9.88	4.20
CLASS I (2/00)(e)
2011	10.26	.46	.44	.90	(.45)	—	—	(.45)	10.71	8.99
2010	9.01	.55	1.25	1.80	(.55)	—	—	(.55)	10.26	20.31
2009	9.89	.66	(.73)	(.07)	(.65)	(.16)	—	(.81)	9.01	.52
2008	9.83	.52	.04	.56	(.50)	—	—	(.50)	9.89	5.67
2007	9.85	.47	(.01)	.46	(.48)	—	—	(.48)	9.83	4.73

144	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate(f)

$25,045	1.05%	3.93%	.88%	4.10%	98%
28,165	1.13	4.98	.92	5.19	96
13,948	1.13	7.45	1.00	7.58	147
15,567	1.11	4.75	.99	4.87	124
13,198	1.13	4.35	1.00	4.48	180

1,116	1.80	3.22	1.73	3.29	98
1,413	1.87	4.35	1.74	4.48	96
1,719	1.88	6.71	1.75	6.84	147
2,384	1.86	4.01	1.74	4.13	124
2,272	1.88	3.61	1.75	3.74	180

8,092	1.80	3.22	1.73	3.29	98
6,748	1.88	4.21	1.75	4.34	96
2,778	1.88	6.64	1.75	6.77	147
3,673	1.86	4.10	1.74	4.22	124
1,792	1.88	3.60	1.75	3.73	180

1,020	1.29	3.73	1.23	3.79	98
601	1.37	4.06	1.24	4.19	96
681	1.38	7.26	1.25	7.39	147
293	1.36	4.54	1.24	4.66	124
219	1.44	4.03	1.25	4.22	180

615,107	.80	4.22	.73	4.29	98
655,301	.87	5.31	.74	5.44	96
633,108	.88	7.64	.75	7.77	147
1,069,211	.86	5.03	.74	5.15	124
851,513	.88	4.58	.75	4.71	180

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	Excluding dollar roll transactions, where applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements (all dollars and shares are rounded to thousands (000))

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”) known as U.S. Bancorp Asset Management, Inc. (“USBAM”) effective January 1, 2011, entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the funds from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the Sale. The Sale did result in a change to each fund’s name effective January 1, 2011.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Investment Funds, Inc. known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Core Bond Fund (“Core Bond”), formerly known as First American Core Bond Fund, Nuveen High Income Bond Fund (“High Income Bond”), formerly known as First American High Income Bond Fund, Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), formerly known as First American Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond”), formerly known as First American Intermediate Government Bond Fund, Nuveen Intermediate Term Bond Fund (“Intermediate Term Bond”), formerly known as First American Intermediate Term Bond Fund, Nuveen Short Term Bond Fund (“Short Term Bond”), formerly known as First American Short Term Bond Fund and Nuveen Total Return Bond Fund (“Total Return Bond”), formerly known as First American Total Return Bond Fund (each a “Fund” and collectively, the “Funds”), among others.

Core Bond’s investment objective is to provide high current income consistent with limited risk to capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. Up to 10% of the Fund’s total assets may be invested collectively in debt securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”), non-dollar denominated debt obligations of foreign corporations and governments and debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

High Income Bond’s investment objective is to provide a high level of current income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities of “junk bonds”). The Fund may invest in exchange-traded funds, closed-end funds, and other investment companies (“investment companies”). The Fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the Fund’s total assets may be invested in dollar denominated debt obligations issued by governmental and corporate issuers that are located in emerging market countries.

Inflation Protected Securities Fund’s investment objective is to provide total return while providing protection against inflation. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected. These holdings may include domestic and foreign corporate debt obligations, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt obligations of foreign governments, residential and commercial mortgage-backed securities and asset-backed securities. Up to 10% of the Fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The Fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

146	Nuveen Investments

Intermediate Government Bond’s investment objective is to provide current income to the extent consistent with the preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities. The Fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. To generate additional income, the Fund may invest up to 10% of its total assets in dollar roll transactions.

Intermediate Term Bond’s investment objective is to provide current income to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

Short Term Bond’s investment objective is to provide current income while maintaining a high degree of principal stability. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and municipal securities. Up to 20% of the Fund’s total assets may be invested in securities that are rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

Total Return Bond’s investment objective is to provide a high level of current income consistent with prudent risk to capital. While the Fund may realize some capital appreciation, the Fund primarily seeks to achieve total return through preserving capital and generating income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, and debt obligations of foreign governments. Up to 30% of the Fund’s total assets may be invested collectively in debt securities, provided that the Fund will not invest more than 20% of its total assets in any single category such as securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”), non-dollar denominated debt obligations of foreign corporations and governments and debt obligations issued by governmental and corporate issuers that are located in emerging market countries. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

The Funds may invest in derivative financial instruments in an attempt to manage risk, manage the effective maturity or duration of securities in the Funds’ portfolios or for speculative purposes in an effort to increase the Funds’ yield or to enhance returns. The Funds that may invest in non-dollar denominated securities may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent they do not do so through direct investments.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective January 18, 2011, Class R Shares were renamed Class R3 Shares and Class Y Shares were renamed Class I Shares, and Intermediate Term Bond began offering Class C Shares. Class B Shares of Core Bond, High Income Bond and Total Return Bond are only available upon exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain

Nuveen Investments	147

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Investments in investment companies are valued at their respective net asset value on valuation date. These investment vehicles are generally classified as Level 1.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/ delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2011, Core Bond, Intermediate Government Bond and Total Return Bond had outstanding when issued/delayed delivery purchase commitments of $85,144, $4,362 and $100,077, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income also reflects pay down gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

148	Nuveen Investments

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carry forwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dollar Roll Transactions

A dollar roll (“dollar rolls”) is a transaction in which a Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Fund’s Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls, which is recognized as a component of “Dividend and interest income from unaffiliated investments” on the Statement of Operations. Dollar rolls are valued daily. Core Bond and Total Return Bond entered into dollar roll transactions during the fiscal year ended June 30, 2011.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

To the extent a Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts and swaps are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts and swaps are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures and swaps, respectively” on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund that invests in non-dollar denominated securities is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

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Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities.

During the fiscal year ended June 30, 2011, Inflation Protected Securities, Short Term Bond and Total Return Bond invested in forward foreign currency exchange contracts to manage foreign currency exposure. To reduce unwanted currency exposure from the Fund’s portfolio of investments, the Fund acquired a short foreign currency forward.

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended June 30, 2011, was as follows:

	Inflation Protected Securities		Short Term Bond		Total Return Bond
Average number of forward foreign currency exchange contracts outstanding*	—	**	—	**	3
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.
**	Rounds to less than 1.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended June 30, 2011, all the Funds used long and short U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure. To increase the duration of the portfolio, a long U.S. Treasury note or bond futures position would be acquired.

The average number of futures contracts outstanding during the fiscal year ended June 30, 2011, was as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Average number of futures contracts outstanding*	1,209	64	122	165

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Average number of futures contracts outstanding*	698	997	1,083
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

150	Nuveen Investments

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

Each Fund is subject to foreign currency risk and interest rate risk in the normal course of pursuing its investment objectives and with the exception of Intermediate Government Bond is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and/ or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and/or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended June 30, 2011, Total Return Bond invested in options contracts to express views on volatility; selling out-of-the-money calls or puts when implied volatility is high.

The average number of options contracts outstanding during the fiscal year ended June 30, 2011, was as follows:

Total Return Bond
Average number of options contracts outstanding*	208	**
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.
**	Includes both calls and puts.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on options contract activity.

Swap Contracts

Each Fund with the exception of Intermediate Government Bond is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Interest Rate Swaps

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. Income received or paid by the Funds is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

Nuveen Investments	151

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

During the fiscal year ended June 30, 2011, Core Bond, Inflation Protected Securities, Intermediate Term Bond, Short Term Bond and Total Return Bond invested in interest rate swap contracts to hedge against changes in rate spreads by taking a short interest rate swap position. The average number of interest rate swap contracts outstanding during the fiscal year ended June 30, 2011, were as follows:

	Core Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Total Return Bond
Average number of interest rate swap contracts outstanding*	6	6	6	6	1
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended June 30, 2011, Core Bond, Intermediate Term Bond, Short Term Bond and Total Return Bond invested in credit default swap index positions to express a view on credit as part of an overall portfolio sector management strategy. To increase credit exposure to the high yield bond segment of the market, a long CDX High Yield Index swap would be acquired.

The average notional amount of credit default swap contracts outstanding during the fiscal year ended June 30, 2011, was as follows:

	Short Term Bond	Total Return Bond
Average notional amount of credit default swap contracts outstanding*	$15,720	$23,780
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

152	Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a predetermined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be recognized as a component of “Dividend and interest income from unaffiliated investments” on the Statement of Operations, even though investors do not receive their principal until maturity.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period July 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the period July 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 102% of the value of securities loaned. If the value of the securities on loan increases [such that the level of collateralization falls below 100%], additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the SEC.

During the fiscal year ended June 30, 2011, U.S. Bank, as the securities lending agent, received fees that equaled up to 25% of each Fund’s net income from securities lending transactions through December 31, 2010, and 20% of such net income thereafter. U.S. Bank paid half of such fees to USBAM for certain securities lending services provided by USBAM. Collateral for securities on loan was invested in a money market fund administered by USBAM and USBAM received an administration fee equal to .02% of each Fund’s average daily net assets invested in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the fiscal year ended June 30, 2011, were as follows:

Fund	Securities Lending Fees
Core Bond	$37
High Income Bond	112
Inflation Protected Securities	15
Intermediate Government Bond	4
Intermediate Term Bond	24
Short Term Bond	19
Total Return Bond	20

Nuveen Investments	153

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of June 30, 2011:

Core Bond	Level 1	Level 2	Level 3		Total
Investments:
Corporate Bonds	$—	$374,268	$—		$374,268
U.S. Government Agency Mortgage-Backed Securities	—	320,382	—		320,382
Commercial Mortgage-Backed Securities	—	131,557	—		131,557
Asset-Backed Securities	—	92,649	—		92,649
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	45,305	—		45,305
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	46,444	—		46,444
U.S. Government & Agency Securities	—	27,338	—		27,338
Municipal Bonds	—	5,949	—		5,949
Preferred Stock	469	—	—		469
Money Market Funds*	125,243	—	—		125,243
Short-Term Investments	62,579	4,825	—		67,404
Derivatives:
Futures Contracts**	889	—	—		889
Interest Rate Swaps**	—	(2,476)	—		(2,476)
Total	$189,180	$1,046,241	$—		$1,235,421

High Income Bond	Level 1	Level 2	Level 3		Total
Investments:
High Yield Corporate Bonds	$—	$436,489	$3		$436,492
Preferred Stocks	25,743	1,880	—	***	27,623
Common Stocks	7,345	33	—		7,378
Investment Grade Corporate Bonds	—	6,139	—		6,139
Convertible Securities	2,852	3,084	—		5,936
Closed-End Funds	4,553	—	—		4,553
Exchange-Traded Funds	3,174	—	—		3,174
Asset-Backed Securities	—	2,294	—		2,294
Warrants	2	—	—		2
Money Market Funds*	145,527	—	—		145,527
Short-Term Investments	7,485	5	—		7,490
Total	$196,681	$449,924	$3		$646,608
*	Represents the Fund’s investments purchased with proceeds from securities lending.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Rounds to less than $1,000.

154	Nuveen Investments

Inflation Protected Securities	Level 1	Level 2	Level 3	Total
Investments:
U.S. Government & Agency Securities	$—	$238,273	$—	$238,273
Commercial Mortgage-Backed Securities	—	19,671	—	19,671
Corporate Bonds	—	10,627	—	10,627
Municipal Bonds	—	1,166	—	1,166
Preferred Stocks	1,015	—	—	1,015
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	839	—	839
Convertible Securities	198	—	—	198
Closed-End Funds	131	—	—	131
Money Market Funds*	128,123	—	—	128,123
Short-Term Investments	3,338	450	—	3,788
Derivatives:
Futures Contracts**	76	—	—	76
Interest Rate Swaps**	—	(304)	—	(304)
Total	$132,881	$270,722	$—	$403,603

Intermediate Government Bond	Level 1	Level 2	Level 3	Total
Investments:
U.S. Government & Agency Securities	$—	$52,142	$—	$52,142
U.S. Government Agency Mortgage-Backed Securities	—	27,914	—	27,914
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	9,520	—	9,520
Asset-Backed Securities	—	6,274	—	6,274
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	6,057	—	6,057
Commercial Mortgage-Backed Securities	—	5,232	—	5,232
Corporate Bonds	—	928	—	928
Money Market Funds*	28,536	—	—	28,536
Short-Term Investments	10,771	160	—	10,931
Derivatives:
Futures Contracts**	(10)	—	—	(10)
Total	$39,297	$108,227	$—	$147,524

Intermediate Term Bond	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$302,977	$—	$302,977
Asset-Backed Securities	—	99,728	—	99,728
Commercial Mortgage-Backed Securities	—	75,885	—	75,885
U.S. Government & Agency Securities	—	46,854	—	46,854
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	45,335	—	45,335
U.S. Government Agency Mortgage-Backed Securities	—	30,863	—	30,863
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	36,064	—	36,064
Municipal Bonds	—	10,383	—	10,383
Money Market Funds*	118,843	—	—	118,843
Short-Term Investments	36,913	1,740	—	38,653
Derivatives:
Futures Contracts**	95	—	—	95
Interest Rate Swaps**	—	(1,458)	—	(1,458)
Total	$155,851	$648,371	$—	$804,222

Short Term Bond	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$374,546	$—	$374,546
Asset-Backed Securities	—	148,319	—	148,319
Commercial Mortgage-Backed Securities	—	101,632	—	101,632
U.S. Government Agency Mortgage-Backed Securities	—	62,099	—	62,099
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	41,486	—	41,486
U.S. Government & Agency Securities	—	21,160	—	21,160
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	43,189	—	43,189
Municipal Bonds	—	16,408	—	16,408
Money Market Funds*	76,375	—	—	76,375
Short-Term Investments	42,036	2,330	—	44,366
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(93)	—	(93)
Credit Default Swaps**	—	453	—	453
Futures Contracts**	(626)	—	—	(626)
Interest Rate Swaps**	—	(1,037)	—	(1,037)
Total	$117,785	$810,492	$—	$928,277
*	Represents the Fund’s investments purchased with proceeds from securities lending.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	155

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Total Return Bond	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$324,337	$—	$324,337
U.S. Government Agency Mortgage-Backed Securities	—	185,877	—	185,877
Commercial Mortgage-Backed Securities	—	69,032	—	69,032
Asset-Backed Securities	—	37,555	—	37,555
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	21,904	—	21,904
U.S. Government & Agency Securities	—	7,276	—	7,276
Municipal Bonds	—	4,778	—	4,778
Preferred Stocks	5,213	—	—	5,213
Closed-End Funds	1,653	—	—	1,653
Convertible Securities	721	—	—	721
Money Market Funds	62,479	—	—	62,479
Short-Term Investments	91,965	5,220	—	97,185
Derivatives:
Call Options Written	(230)	—	—	(230)
Put Options Written	(67)	—	—	(67)
Forward Foreign Currency Exchange Contracts*	—	14	—	14
Interest Rate Swaps*	—	(1,219)	—	(1,219)
Credit Default Swaps*	—	184	—	184
Futures Contracts*	198	—	—	198
Total	$161,932	$654,958	$—	$816,890
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

Core Bond	Level 3 Corporate Bonds	Level 3 Collateralized Mortgage Obligation- Private Mortgage- Backed Securities	Level 3 Total
Balance at the beginning of year	$10,014	$18,461	$28,475
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—
Purchases at cost	—	—	—
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	(10,014)	(18,461)	(28,475)
Balance at the end of year	$—	$—	$—
Change in net unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of June 30, 2011	$—	$—	$—

High Income Bond	Level 3 High Yield Corporate Bonds	Level 3 Preferred Stocks		Level 3 Common Stocks	Level 3 Asset- Backed Securities	Level 3 Total
Balance at the beginning of year	$7,215	$879		$22	$323	$8,439
Gains (losses):
Net realized gains (losses)	621	—		—	(1,743)	(1,122)
Net change in unrealized appreciation (depreciation)	(17)	184		11	1,832	2,010
Purchases at cost	485	480		—	18	983
Sales at proceeds	(6,404)	—		—	(430)	(6,834)
Net discounts (premiums)	75	—		—	—	75
Transfers in to	3	—	**	—	—	3
Transfers out of	(1,975)	(1,543)		(33)	—	(3,551)
Balance at the end of year	$3	$—	**	$—	$—	$3
Change in net unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of June 30, 2011	$(27)	$—		$—	$—	$(27)
**	Amount rounds to less than $1,000.

156	Nuveen Investments

Inflation Protected Securities	Level 3 Collateralized Mortgage Obligation- Private Mortgage- Backed Securities	Level 3 Preferred Stocks	Level 3 Total
Balance at the beginning of year	$703	$180	$883
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—
Purchases at cost	—	—	—
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	(703)	(180)	(883)
Balance at the end of year	$—	$—	$—
Change in net unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of June 30, 2011	$—	$—	$—

Intermediate Term Bond	Level 3 Collateralized Mortgage Obligation- Private Mortgage- Backed Securities
Balance at the beginning of year	$10,874
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	(10,874)
Balance at the end of year	$—
Change in net unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of June 30, 2011	$—

Short Term Bond	Level 3 Corporate Bonds	Level 3 Collateralized Mortgage Obligation- Private Mortgage- Backed Securities	Level 3 Total
Balance at the beginning of year	$1,939	$6,864	$8,803
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—
Purchases at cost	—	—	—
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	(1,939)	(6,864)	(8,803)
Balance at the end of year	$—	$—	$—
Change in net unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of June 30, 2011	$—	$—	$—

Nuveen Investments	157

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Total Return Bond	Corporate Bonds Level 3	Collateralized Mortgage Obligation- Private Mortgage- Backed Securities Level 3	Preferred Stocks Level 3	Total Level 3
Balance at the beginning of year	$5,286	$6,020	$718	$12,024
Gains (losses):
Net realized gains (losses)	—	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—	—
Purchases at cost	—	—	—	—
Sales at proceeds	—	—	—	—
Net discounts (premiums)	—	—	—	—
Transfers in to	—	—	—	—
Transfers out of	(5,286)	(6,020)	(718)	(12,024)
Balance at the end of year	$—	$—	$—	$—
Change in net unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of June 30, 2011	$—	$—	$—	$—

During the fiscal year ended June 30, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Core Bond
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$930	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$41
Interest Rate	Swaps	Unrealized appreciation on interest rate swap contracts**	—	Unrealized depreciation on interest rate swap contracts**	2,476
Total			$930		$2,517

Inflation Protected Securities
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$6	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$—
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	98	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	28
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	—	Unrealized depreciation on interest rate swaps**	304
Total			$104		$332
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported on the Fund’s Portfolio of Investments.

158	Nuveen Investments

Intermediate Government Bond
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$46	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$56

Intermediate Term Bond
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$119	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$24
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	—	Unrealized depreciation on interest rate swaps**	1,458
Total			$119		$1,482

Short Term Bond
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$—	Unrealized depreciation on forward foreign currency exchange contracts	$93
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	29	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	655
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	—	Unrealized depreciation on interest rate swaps**	1,037
Credit	Swaps	Unrealized appreciation on credit default swaps**	453	Unrealized depreciation on credit default swaps**	—
Total			$482		$1,785
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported on the Fund’s Portfolio of Investments.

Nuveen Investments	159

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Total Return Bond
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$168	Unrealized deppreciation on forward foreign currency exchange contracts	$154
Foreign Currency Exchange Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	45	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	—
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	235	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	81
Interest Rate	Options	—	—	Options written, at value	297
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	—	Unrealized depreciation on interest rate swaps**	1,219
Credit	Swaps	Unrealized appreciation on credit default swaps**	184	Unrealized depreciation on credit default swaps**	—
Total			$632		$1,751
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported on the Fund’s Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended June 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Inflation Protected Securities	Short Term Bond	Total Return Bond
Risk Exposure
Foreign Currency Exchange Rate	$(51)	$(144)	$(71)

Net Realized Gain (Loss) from Futures Contracts	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Risk Exposure
Interest Rate	$(8,857)	$439	$(167)	$77	$(973)	$(5,004)	$(9,043)
Foreign Currency Exchange Rate	—	—	(47)	—	—	—	1,663
Total	$(8,857)	$439	$(214)	$77	$(973)	$(5,004)	$(7,380)

Net Realized Gain (Loss) from Options Written	Total Return Bond
Risk Exposure
Interest Rate	$(189)

Net Realized Gain (Loss) from Swaps	Core Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Total Return Bond
Risk Exposure
Interest Rate	$(1,771)	$(206)	$(1,411)	$(816)	$2,824
Credit	(238)	—	185	1,129	(535)
Total	$(2,009)	$(206)	$(1,226)	$313	$2,289

160	Nuveen Investments

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Short Term Bond	Total Return Bond
Risk Exposure
Foreign Currency Exchange Rate	$(93)	$14

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Risk Exposure
Interest Rate	$3,006	$(178)	$204	$(69)	$(165)	$694	$2,364
Foreign Currency Exchange Rate	—	—	6	—	—	—	43
Total	$3,006	$(178)	$210	$(69)	$(165)	$694	$2,407

Change in Net Unrealized Appreciation (Depreciation) of Options Written	Total Return Bond
Risk Exposure
Interest Rate	$114

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Core Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Total Return Bond
Risk Exposure
Interest Rate	$62	$8	$34	$35	$(1,221)
Credit	—	—	—	453	506
Total	$62	$8	$34	$488	$(715)

4. Fund Shares

Transactions in Fund shares were as follows:

	Core Bond
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	740	$8,441	1,069	$11,630
Class B	18	203	10	110
Class C	86	978	81	874
Class R3(1)	27	314	10	108
Class I(1)	12,989	148,056	20,683	224,539
Shares issued to shareholders due to reinvestment of distributions:
Class A	225	2,576	303	3,320
Class B	6	72	17	186
Class C	8	87	12	125
Class R3(1)	2	17	2	19
Class I(1)	1,181	13,504	1,694	18,523
	15,282	174,248	23,881	259,434
Shares redeemed:
Class A	(1,776)	(20,295)	(1,255)	(13,714)
Class B	(190)	(2,141)	(284)	(3,073)
Class C	(108)	(1,229)	(122)	(1,307)
Class R3(1)	(29)	(338)	(18)	(201)
Class I(1)	(38,436)	(438,888)	(44,709)	(485,332)
	(40,539)	(462,891)	(46,388)	(503,627)
Net increase (decrease)	(25,257)	$(288,643)	(22,507)	$(244,193)
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Nuveen Investments	161

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

	High Income Bond
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,651	$14,839	3,282	$27,146
Class B	19	170	25	193
Class C	390	3,433	264	2,167
Class R3(1)	13	121	12	97
Class I(1)	23,260	207,460	23,104	187,427
Shares issued to shareholders due to reinvestment of distributions:
Class A	177	1,586	212	1,743
Class B	9	79	13	105
Class C	35	310	27	226
Class R3(1)	1	12	1	10
Class I(1)	419	3,768	218	1,804
	25,974	231,778	27,158	220,918
Shares redeemed:
Class A	(1,969)	(17,663)	(3,521)	(29,443)
Class B	(83)	(738)	(143)	(1,157)
Class C	(182)	(1,640)	(154)	(1,236)
Class R3(1)	(22)	(199)	(8)	(72)
Class I(1)	(15,013)	(135,161)	(6,515)	(53,873)
	(17,269)	(155,401)	(10,341)	(85,781)
Net increase (decrease)	8,705	$76,377	16,817	$135,137

	Inflation Protected Securities
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	768	$8,151	483	$4,852
Class C	362	3,785	550	5,477
Class R3(1)	12	121	13	137
Class I(1)	13,307	141,165	5,733	58,004
Shares issued to shareholders due to reinvestment of distributions:
Class A	9	98	15	155
Class C	4	39	9	94
Class R3(1)	1	8	3	33
Class I(1)	32	342	58	592
	14,495	153,709	6,864	69,344
Shares redeemed:
Class A	(437)	(4,665)	(300)	(3,026)
Class C	(274)	(2,898)	(55)	(556)
Class R3(1)	(139)	(1,500)	(19)	(197)
Class I(1)	(5,231)	(55,701)	(8,068)	(80,351)
	(6,081)	(64,764)	(8,442)	(84,130)
Net increase (decrease)	8,414	$88,945	(1,578)	$(14,786)
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

162	Nuveen Investments

	Intermediate Government Bond
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares issued from merger(2):
Class A	—	$—	1,538	$13,225
Class C	—	—	235	2,023
Class R3(1)	—	—	102	874
Class I(1)	—	—	9,456	81,335
Shares sold:
Class A	174	1,525	415	3,604
Class C	12	111	10	90
Class R3(1)	20	176	15	134
Class I(1)	3,521	31,232	3,775	32,634
Shares issued to shareholders due to reinvestment of distributions:
Class A	36	320	47	407
Class C	2	17	1	8
Class R3(1)	1	10	1	5
Class I(1)	121	1,069	288	2,492
	3,887	34,460	15,883	136,831
Shares redeemed:
Class A	(783)	(6,899)	(1,044)	(9,067)
Class C	(75)	(663)	(25)	(219)
Class R3(1)	(42)	(368)	(44)	(375)
Class I(1)	(9,790)	(86,412)	(7,857)	(68,118)
	(10,690)	(94,342)	(8,970)	(77,779)
Net increase (decrease)	(6,803)	$(59,882)	6,913	$59,052

	Intermediate Term Bond
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	236	$2,473	588	$5,909
Class C	110	1,159	—	—
Class I(1)	14,006	146,340	19,865	199,377
Shares issued to shareholders due to reinvestment of distributions:
Class A	61	638	88	890
Class C	—	—	—	—
Class I(1)	543	5,673	799	8,060
	14,956	156,283	21,340	214,236
Shares redeemed:
Class A	(698)	(7,294)	(651)	(6,593)
Class C	—	—	—	—
Class I(1)	(22,971)	(239,505)	(26,062)	(262,030)
	(23,669)	(246,799)	(26,713)	(268,623)
Net increase (decrease)	(8,713)	$(90,516)	(5,373)	$(54,387)
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(2)	– Refer to Footnote 9 – Fund Mergers for further details.

Nuveen Investments	163

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

	Short Term Bond
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,656	$16,622	3,251	$32,250
Class C	373	3,744	345	3,455
Class I(1)	50,236	504,500	53,506	533,108
Shares issued to shareholders due to reinvestment of distributions:
Class A	146	1,472	206	2,045
Class C	4	45	2	17
Class I(1)	337	3,393	370	3,684
	52,752	529,776	57,680	574,559
Shares redeemed:
Class A	(2,540)	(25,520)	(1,476)	(14,685)
Class C	(182)	(1,832)	(36)	(359)
Class I(1)	(39,873)	(400,639)	(23,455)	(233,939)
	(42,595)	(427,991)	(24,967)	(248,983)
Net increase (decrease)	10,157	$101,785	32,713	$325,576

	Total Return Bond
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,110	$11,697	1,622	$16,522
Class B	10	106	14	138
Class C	254	2,678	408	4,120
Class R3(1)	74	795	33	337
Class I(1)	11,952	126,639	15,080	151,764
Shares issued to shareholders due to reinvestment of distributions:
Class A	82	871	76	774
Class B	4	39	6	63
Class C	16	167	14	139
Class R3(1)	4	36	2	22
Class I(1)	694	7,383	956	9,613
	14,200	150,411	18,211	183,492
Shares redeemed:
Class A	(1,598)	(17,009)	(504)	(5,066)
Class B	(48)	(503)	(74)	(735)
Class C	(172)	(1,812)	(70)	(710)
Class R3(1)	(41)	(443)	(52)	(484)
Class I(1)	(19,091)	(202,626)	(22,465)	(223,673)
	(20,950)	(222,393)	(23,165)	(230,668)
Net increase (decrease)	(6,750)	$(71,982)	(4,954)	$(47,176)
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares converted to Class A Shares (recognized as a component of as Class A Shares issued and Class B Shares redeemed) during the fiscal years ended June 30, 2011 and June 30, 2010, were as follows:

Fund	Year Ended 6/30/2011	Year Ended 6/30/2010
Core Bond	134	$197
High Income Bond	66	60
Total Return Bond	35	48

164	Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, derivative and dollar roll transactions, where applicable) during the fiscal year ended June 30, 2011, were as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Purchases:
Investment securities	$567,741	$673,228	$29,643	$8,989	$323,521	$532,525	$228,625
U.S. Government and agency obligations	505,905	46	153,976	71,273	98,819	36,192	429,748
Sales and maturities:
Investment securities	583,690	599,732	14,890	18,440	381,277	344,645	315,441
U.S. Government and agency obligations	736,582	—	81,265	122,879	162,688	105,582	372,656

Transactions in options written for Total Return Bond during the fiscal year ended June 30, 2011, were as follows:

	Total Return Bond
	Number of Contracts	Premiums Received
Outstanding, beginning of year	—	$—
Options written	2,645	914
Options terminated in closing purchase transactions	(1,590)	(454)
Options expired	(144)	(49)
Outstanding, end of year	911	$411

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Cost of investments	$1,207,260	$642,500	$394,510	$144,818
Gross unrealized:
Appreciation	43,649	15,425	10,269	3,530
Depreciation	(13,901)	(11,316)	(948)	(813)
Net unrealized appreciation (depreciation) of investments	$29,748	$4,109	$9,321	$2,717

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Cost of investments	$781,759	$915,986	$803,458
Gross unrealized:
Appreciation	25,392	16,805	27,641
Depreciation	(1,566)	(3,212)	(13,089)
Net unrealized appreciation (depreciation) of investments	$23,826	$13,593	$14,552

Permanent differences, primarily due to tax equalization, treatment of notional principal contracts, paydown adjustments and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets at June 30, 2011, the Funds’ tax year-end, as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Capital paid-in	$—	$245	$—	$—
Undistributed (Over-distribution of) net investment income	(1,368)	—	(63)	226
Accumulated net realized gain (loss)	1,368	(245)	63	(226)

Nuveen Investments	165

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Capital paid-in	$—	$—	$—
Undistributed (Over-distribution of) net investment income	(526)	(419)	2,089
Accumulated net realized gain (loss)	526	419	(2,089)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2011, the Funds’ tax year end, were as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Undistributed net ordinary income*	$4,720	$3,615	$5,662	$227
Undistributed net long-term capital gains	—	1,923	—	—

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Undistributed net ordinary income*	$1,762	$2,756	$7,135
Undistributed net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2011 and June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Distributions from net ordinary income*	$45,496	$35,278	$3,516	$3,253
Distributions from net long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

2011	Intermediate Term Bond	Short Term Bond	Total Return Bond
Distributions from net ordinary income*	$24,425	$17,806	$28,967
Distributions from net long-term capital gains	—	—	—
Return of capital	—	—	—

2010	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Distributions from net ordinary income*	$67,866	$26,351	$3,582	$4,765
Distributions from net long-term capital gains	—	—	—	256
Return of capital	—	—	—	18

2010	Intermediate Term Bond	Short Term Bond	Total Return Bond
Distributions from net ordinary income*	$33,897	$18,434	$38,377
Distributions from net long-term capital gains	—	—	—
Return of capital	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

166	Nuveen Investments

At June 30, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Core Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Expiration:
June 30, 2014	$—	$—	$—	$—	$7,245	$—
June 30, 2015	—	1,565	—	—	7,433	—
June 30, 2016	—	953	—	—	—	—
June 30, 2017	—	4,724	10,454	—	839	20,481
June 30, 2018	8,450	2,807	—	1,697	2,980	37,557
Total	$8,450	$10,049	$10,454	$1,697	$18,497	$58,038

During the Funds’ tax year ended June 30, 2011, the Funds utilized their capital loss carryforwards as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Utilized capital loss carryforwards	$34,779	$23,650	$4,619	$1,465

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Utilized capital loss carryforwards	$18,351	$2,171	$20,821

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period July 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly advisory fee, on an annual basis, equal to each Fund’s average daily net assets as follows:

Fund
Core Bond	.50%
High Income Bond	.70
Inflation Protection Securities	.50
Intermediate Government Bond	.50
Intermediate Term Bond	.50
Short Term Bond	.50
Total Return Bond	.60

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Core Bond Fund-Level Fee Rate	High Income Bond Fund-Level Fee Rate	Inflation Protected Securities Fund-Level Fee Rate	Intermediate Government Bond Fund-Level Fee Rate	Intermediate Term Bond Fund-Level Fee Rate	Short Term Bond Fund-Level Fee Rate	Total Return Bond Fund-Level Fee Rate
For the first $125 million	.4500%	.6000%	.4500%	.4500%	.4500%	.3000%	.4500%
For the next $125 million	.4375	.5875	.4375	.4375	.4375	.2875	.4375
For the next $250 million	.4250	.5750	.4250	.4250	.4250	.2750	.4250
For the next $500 million	.4125	.5625	.4125	.4125	.4125	.2625	.4125
For the next $1 billion	.4000	.5500	.4000	.4000	.4000	.2500	.4000
For net assets over $2 billion	.3750	.5250	.3750	.3750	.3750	.2250	.3750

Nuveen Investments	167

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of June 30, 2011, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Core Bond	.2000%
High Income Bond	.1971
Inflation Protected Securities	.1924
Intermediate Government Bond	.1986
Intermediate Term Bond	.1997
Short Term Bond	.1975
Total Return Bond	.1982

The management fee compensates Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Effective January 1, 2011, Nuveen Fund Advisors has entered into sub-advisory agreements with the Sub-Adviser. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period July 1, 2010 through December 31, 2010, the Funds may have invested in related money market funds that were series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed each investing Fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Fund. This reimbursement, if any, is recognized as a component of “Expense Reimbursement” on the Statement of Operations and terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

During the period July 1, 2010 through December 31, 2010, FAF Advisors agreed to waive fees and reimburse other Fund expenses through June 30, 2011, so that total Fund operating expenses, as a percentage of each Fund’s average daily net assets, did not exceed the following amounts:

	Share Class
Fund	A	B	C	R(1)	Y(1)
Core Bond	.95%	1.70%	1.70%	1.20%	.70%
High Income Bond	1.10	1.85	1.85	1.35	.85
Inflation Protected Securities	.85	N/A	1.60	1.10	.60
Intermediate Government Bond	.75	N/A	1.60	1.10	.60
Intermediate Term Bond	.85	N/A	N/A	N/A	.70
Short Term Bond	.75	N/A	1.60	N/A	.60
Total Return Bond	.89	1.75	1.75	1.25	.75

N/A	– Not applicable; Fund did not offer Class B, C or R Shares during the period July 1, 2010 through December 31, 2010.
(1)	– Effective January 18, 2011, Class R Shares and Class Y shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

168	Nuveen Investments

Effective January 1, 2011, Nuveen Fund Advisors has contractually agreed to waive fees and reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Total Return Bond
Class A(1)	.95%	1.10%	.85%	.75%	.85%	.75%	.89%
Class B	1.70	1.85	N/A	N/A	N/A	N/A	1.75
Class C	1.70	1.85	1.60	1.60	1.70	1.60	1.75
Class R3(2)	1.20	1.35	1.10	1.10	N/A	N/A	1.25
Class I(2)	.70	.85	.60	.60	.70	.60	.75
Expiration Date	March 31, 2012	March 31, 2012	March 31, 2012	March 31, 2012	March 31, 2012	March 31, 2012	March 31, 2012

N/A	– Not applicable.
(1)

–  The Funds’ distributor, Nuveen Securities, LLC, has contractually agreed to limit Class A Share 12b-1 fees to 0.15% of average daily net assets through March 31, 2012, for Intermediate Government Bond, Intermediate Term Bond and Short Term Bond.

(2)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

During the period July 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select funds advised by Nuveen Fund Advisors.

Administration Fees

During the period July 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to the Funds’ pro rata share of an amount equal, on an annual basis, to .25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, .235% on the next $17 billion of the aggregate average daily net assets, .22% on the next $25 billion of the aggregate average daily net assets, and .20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Custodian Fees

U.S. Bank serves as the custodian for the Fund pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of .005% of average daily net assets. All fees are computed daily and paid monthly. Interest earned on un-invested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Distribution and Shareholder Servicing (12b-1) Fees

During the period July 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, the Funds paid Quasar a monthly distribution and/or

Nuveen Investments	169

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

shareholder servicing fee equal to an annual rate of .25% 1.00%, 1.00% and .50% of the Funds’ average daily net assets attributable to Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period July 1, 2010 through December 31, 2010, Quasar waived a portion of its 12b-1 fees for Class A Shares, limiting its fees to 0.15% of average daily net assets for Intermediate Government Bond, Intermediate Term Bond and Short Term Bond, respectively.

Effective January 1, 2011, the Funds entered into a distribution agreement with Nuveen Securities, LLC, who now serves as the Funds’ distributor. Under the new agreement, Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

Nuveen Securities, LLC has contractually agreed to limit its Class A Share 12b-1 fees to .15% of average daily net assets through March 31, 2012, for Intermediate Government Bond, Intermediate Term Bond and Short Term Bond.

During the fiscal year ended June 30, 2011, total distribution and service fees waived by Quasar and/or Nuveen Securities, LLC for the following Funds were as follows:

Fund	Amount
Intermediate Government Bond	$9
Intermediate Term Bond	13
Short Term Bond	44

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2011, Quasar and/or Nuveen Securities, LLC. collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Sales charges collected (Unaudited)	$30	$76	$72	$2
Paid to financial intermediaries (Unaudited)	28	69	67	2

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Sales charges collected (Unaudited)	$13	$46	$55
Paid to financial intermediaries (Unaudited)	11	41	50

Quasar and/or Nuveen Securities, LLC. also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2011, Quasar and/or Nuveen Securities, LLC. compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Commission advances (Unaudited)	$4	$17	$27	$1

	Intermediate Term Bond	Short Term Bond	Total Return Bond
Commission advances (Unaudited)	$1	$17	$9

All 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase were retained by Quasar and/or Nuveen Securities, LLC. to compensate for commissions advanced to financial intermediaries. During the fiscal year ended June 30, 2011, Quasar and/or Nuveen Securities, LLC. retained such 12b-1 fees as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
12b-1 fees retained (Unaudited)	$82	$52	$49	$13

170	Nuveen Investments

	Intermediate Term Bond	Short Term Bond	Total Return Bond
12b-1 fees retained (Unaudited)	$11	$63	$88

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period July 1, 2010 through December 31, 2010, legal fees and expenses of $17 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges

During the period July 1, 2010 through January 17, 2011, Class A Shares of Intermediate Government Bond, Intermediate Term Bond and Short Term Bond were sold with an up-front sales charge of 2.25%. Class A Shares of Core Bond, High Income Bond, Inflation Protected Securities and Total Return Bond were sold with an up-front sales charge of 4.25%. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) for six years and automatically converted to Class A after eight years. Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) had no sales charge and were available to only certain retirement plans. Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to qualifying institutional investors and certain other qualifying accounts.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 4.25% for Core Bond, Inflation Protected Securities and Total Return Bond, 4.75% for High Income Bond, 3.00% for Intermediate Government Bond and Intermediate Term Bond and 2.25% for Short Term Bond. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at net asset value without an up-front sales charge. Class A Share purchases of the Funds may be subject to a CDSC if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% and for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 and Class I Shares are not subject to any sales charge and are offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Quasar and/or Nuveen Securities, LLC collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2011, as follows:

	Core Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
CDSC retained (Unaudited)	$1	$3	$2	$—

	Intermediate Term Bond	Short Term Bond	Total Return Bond
CDSC retained (Unaudited)	$—	$6	$4

8. Regulatory Settlement

On August 23, 2010, Core Bond, Intermediate Government Bond and Intermediate Term Bond received settlement payments from the SEC related to the BISYS Fair Fund Settlement. The settlement was paid to funds that had used BISYS from June 1999 through June 2004. The Mercantile Funds, which subsequently merged into Core Bond, Intermediate Bond and Intermediate Term Bond, had used BISYS as an administrator during this period. Because the settlement was for the overcharging of expenses to these Funds, the amounts are recognized as “Expense reimbursement from regulatory settlement” on the Statement of Operations.

9. Fund Mergers

Effective after the close of business on January 29, 2010, Intermediate Government Bond acquired the assets and assumed the liabilities of First American U.S. Government Mortgage Fund (“U.S. Government Mortgage”). Intermediate Government Bond was deemed to be the accounting survivor in the merger. Shareholders of U.S. Government Mortgage approved the merger on January 21, 2010.

The merger was accomplished by tax free exchanges as detailed below:

	Share Class
Intermediate Government Bond	A	B	C	R	Y	Total
Net assets of U.S. Government Mortgage	$10,604	$2,621	$2,023	$874	$81,335	$97,457
U.S. Government Mortgage shares exchanged	1,045	258	200	86	8,012	9,601
Intermediate Government Bond shares issued	1,538	—	235	102	9,456	11,331
Net assets of Intermediate Governement Bond immediately before the merger	8,063	—	1	1	87,606	95,671
Net assets of Intermediate Governement Bond immediately after the merger	21,289	—	2,024	875	168,940	193,128

Nuveen Investments	171

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

The components of U.S. Government Mortgage’s net assets prior to adjustments for any permanent book-to-tax differences at the merger date were as follows:

	Total Net Assets	Portfolio Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
U.S. Government Mortgage	$97,457	$111,558	$(474)	$(13,746)	$119

10. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

172	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	245
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

Nuveen Investments	173

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

174	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Securities, LLC and Funds Controller; Vice President of Nuveen; Certified Public Accountant.	245
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	245
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

Nuveen Investments	175

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

176	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010, stockholders of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the NAM Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be

Nuveen Investments	177

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies and, in most cases, the same portfolio management team. In light of the continuity of investment personnel in most cases (with respect to the Company’s funds in the aggregate), the Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement would not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Prior Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on Fund assets and Nuveen complex-wide assets. The Prior Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

178	Nuveen Investments

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

Nuveen Investments	179

Notes

180	Nuveen Investments

Notes

Nuveen Investments	181

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

The Barclays Capital Aggregate Bond Index: is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and out-standing par values of $150 million or more.

The Barclays Capital High-Yield 2% Issuer Capped Index: is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, tax-able corporate bond market.

The Barclays Capital U.S. TIPs Index: is an unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital Intermediate Government Bond Index: is an unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital Intermediate Government/Credit Bond Index: is an unmanaged index that measures the performance of U.S. dollar denominated U.S. Treasuries, government-rated and investment grade U.S. corporate fixed-rate, non-convertible securities having $250 million or more of outstanding face value and a remaining maturity of greater than or equal to 1 year and less than 10 years.

The Barclays Capital 1-3 Year Government/Credit Bond Index: is an unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Lipper High Current Yield Funds Category Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Category. The Category contained 483 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Intermediate Investment Grade Debt Funds Category Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate Investment Grade Debt Category. The Category contained 572 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Intermediate U.S. Government Funds Category Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Bond Category. The Category contained 73 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Short-Intermediate Investment Grade Debt Funds Category Average: Represents the average annualized returns for all reporting funds in the Lipper Short-Intermediate Investment Grade Debt Category. The Category contained 145 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Short Investment Grade Debt Funds Category Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Category. The Category contained 243 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Treasury Inflation Protected Securities Funds Category Average: Represents the average annualized returns for all reporting funds in the Lipper Treasury Inflation Protected Securities Category. The Category contained 156 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

182	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

U.S. Bancorp

Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

Long-Term Capital Gain Distributions: Nuveen High Income Bond Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), $244,442, or if greater the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2011.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	183

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FINC-0611D

Mutual Funds

Nuveen Taxable Bond Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Annual Report

September 30, 2010

Nuveen Short Duration Bond Fund	Nuveen Multi-Strategy Core Bond Fund	Nuveen High Yield Bond Fund	Nuveen Symphony Credit Opportunities Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery.

In the U.S., the rate of economic growth has slowed as various stimulus programs wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding existing trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce those imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy.

Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen

Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 22, 2010

Nuveen Investments	3

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings refers to the highest rating assigned by a Nationally Recognized Statistical Rating Organization (“NRSRO”) such as Standard & Poor’s, Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Effective January 31, 2010, the Nuveen Multi-Strategy Income Fund changed its name to Nuveen Multi-Strategy Core Bond Fund. There was no change in the Fund’s investment objectives, policies or portfolio management personnel.

The Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund feature portfolio management by the Taxable Fixed Income group of Nuveen Asset Management. The Nuveen Symphony Credit Opportunities Fund, which commenced operations on April 28, 2010, features portfolio management by Symphony Asset Management LLC, an affiliate of Nuveen Investments. We recently spoke with Andrew Stenwall, Chief Investment Officer and Co-Director of Taxable Fixed Income at Nuveen Asset Management, who leads the portfolio management team for the Nuveen Short Duration Bond, Multi-Strategy Core Bond and High Yield Bond Funds, as well as Gunther Stein and Jenny Rhee who manage the Nuveen Symphony Credit Opportunities Fund. Each discussed economic and market conditions, the performance of the Funds and their management strategies for the twelve-month period ended September 30, 2010.

What were the general economic and market conditions throughout the twelve-month reporting period ended September 30, 2010?

During this period, the U.S. economy remained under considerable stress, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also stated that it was “prepared to take further policy actions as needed” to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs.

These and other measures produced some signs of economic improvement. In the third quarter of 2010, the U.S gross domestic product achieved a preliminary growth rate of 2.0% on an annualized basis, the fifth consecutive quarter of positive growth and the first time this has been achieved since 2007-2008. The housing market also saw some improvement, with the average home price in the Standard & Poor’s (S&P)/Case-Shiller index rising 1.7% over the twelve months ended August 2010 (the most recent data available at the time this report was produced). This put home prices nationally up 6.7%

4	Nuveen Investments

from their low point in April 2009 and back to levels on par with those of late 2003. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.1% year-over-year as of September 2010. However, unemployment remained at historically high levels. As of September 2010, the national unemployment rate was 9.6%, down from 9.8% in September 2009.

The high yield market, which significantly outperformed equities in 2009, continued to perform well through the first quarter of 2010. By the end of April, however, sovereign debt credit concerns in Europe, uncertainty about China’s growth, the impact of pending financial reform and anemic U.S. job growth led many investors to believe that the gradual global recovery might begin to take a turn for the worse. While the second quarter was dominated by fears surrounding the European sovereign debt crisis, largely benign results from the European bank stress tests helped provide some reassurance. More optimism returned in the third quarter of 2010, as many investors’ fears about a “double-dip recession” subsided. While U.S. growth continued to be sluggish through this period, emerging markets and core European nations showed signs of expansion, resulting in an increased willingness to invest in assets perceived to be riskier.

Despite the volatility in the markets throughout the twelve-month period, new issuance for high yield reached over $170 billion year-to-date, with approximately $140 billion of institutional loans. The new issuance was met by heavy demand from both institutional and retail investors and most new issues continue to trade favorably. Much of this debt issuance is also being used to refinance existing debt and therefore much of the overall supply increase is offset.

How did the Funds perform during the twelve-month period ended September 30, 2010?

The table on page ten provides performance information for the Funds for the one-year, five-year and since-inception periods ended September 30, 2010. The table also compares each Fund’s performance to various indexes. Over this period, the Class A Shares at net asset value of the Short Duration Bond and Multi-Strategy Core Bond Funds outperformed the comparative Citigroup indexes and underperformed the relevant Lipper group indexes. The Class A Shares at net asset value of the High Yield Bond Fund outperformed both the comparative Citigroup and Lipper indexes, while the same share class of the Credit Opportunities Fund outperformed its comparative indexes for the five-month period from the Fund’s inception on April 28, 2010, through September 30, 2010. A more detailed account of each Fund’s relative performance is provided later in this report.

What are the Funds’ investment strategies and how were they applied during the twelve-month period ended September 30, 2010? How did these strategies influence performance?

Nuveen Short Duration Bond Fund

Over the reporting period, the Nuveen Taxable Fixed Income team maintained its basic strategy of seeking to maximize total return through an active, risk managed approach that employed bottom-up analysis with deep specialization that looked at issuer fundamentals and relative value. By diversifying active investment strategies in the portfolio, we believe that we can manage portfolio returns across a wide array of economic and market environments. We employ fundamental credit analysis in an attempt to limit default risk and enhance returns throughout the credit cycle. We diversify

Nuveen Investments	5

across global interest rates in an effort to capture value in non U.S. bonds on a currency-hedged basis. We also use a quantitative approach to mortgage- and asset-backed securities analysis designed to evaluate both prepayment and credit risk and capture relative value. Lastly, we actively manage our non-U.S. dollar positions, which are designed to take advantage of changes in the value of the dollar versus other currencies.

During this reporting period, the Fund benefited from our high yield positions, especially in the manufacturing, energy, service and financial sectors. Generally speaking, lower quality, higher yielding sectors outperformed higher quality, lower yielding sectors. Our positions in asset-backed securities (ABS) also performed well, particularly the ABS backed by credit cards and automobile loans. Our corporate bond positions in the finance, manufacturing, energy, services and utilities sectors all contributed positively to the Fund’s performance as well.

While our positions in commercial mortgage-backed securities (CMBS) aided the Fund’s performance on a relative basis, our significant underweight versus the Lipper group accounted for much of the Fund’s underperformance against that index. We believe there are opportunities in CMBS, especially in the well-structured senior tranches. However, we remain wary of the mezzanine bonds and junior tranches. Also contributing to the Fund’s underperformance versus its Lipper group was its slightly shorter duration.

The Fund also used interest rate swaps to manage its exposure to U.S. interest rates. Looking at global fixed-income markets during the period, we generally had long exposure to securities issued in Australia, Colombia, Canada, Mexico, New Zealand, Turkey, Taiwan, Israel and Brazil. We generally had short exposure to securities issued in South Africa, Sweden, Norway, South Korea, Hungary, Norway, the United Kingdom, Czech Republic, Switzerland and Chile. Combined, these positions positively contributed to the Fund’s performance during the reporting period. In particular, our long positions in Colombia and Mexico positively contributed to performance.

We also employed a currency overlay strategy, which involved taking both long (owning the actual security) and short (the Fund does not own the security, but has sold short through the delivery of a borrowed security) positions to manage the Fund’s currency exposure risk. Throughout the period, we were generally long the Australian dollar, Colombian peso, Canadian dollar, Mexican peso, New Zealand dollar, Turkish lira, Taiwan dollar, Israeli shekel and Brazilian real. We generally had short exposure to the South African rand, Swedish krona, Norwegain krone, South Korean won, Hungarian forint, British pound, Czech koruna, Swiss franc and Chilean peso. The strategy slightly detracted from performance. In particular, our positions in the Swedish krona, Swiss franc and Hungarian forint detracted from performance.

As of September 30, 2010, the Fund was using derivatives to reduce its sensitivity to overall interest rate movements and increase its exposure to certain currencies. On balance, the use of derivatives slightly reduced the Fund’s overall risk of loss, but made it more likely that the Fund’s performance might underperform its comparative indexes.

Nuveen Multi-Strategy Core Bond Fund

During the reporting period, we continued to employ an investment strategy similar to the one used for the Nuveen Short Duration Bond Fund. We sought to maximize total return through an active, risk managed, relative value approach. By diversifying active investment strategies in the portfolio, we believed that we could better manage portfolio returns across a wide array of economic and market environments.

6	Nuveen Investments

As with the Nuveen Short Duration Bond Fund, our high yield positions benefited performance, especially in the manufacturing, finance, energy and service sectors. Generally speaking, lower quality, higher yielding sectors outperformed higher quality, lower yielding sectors throughout the period. Also, our positions in asset-backed securities (ABS) performed well during the reporting period, particularly the ABS backed by credit cards and automobile loans. Our corporate bond positions in the finance, manufacturing, energy, services and utilities sctors all contributed positively to the Fund’s performance as well.

While our positions in commercial mortgage-backed securities (CMBS) aided the Fund’s performance on a relative basis, our significant underweight versus the Lipper group accounted for the Fund’s underperformance compared with this index. We believe there are opportunities in CMBS, especially in the well-structured senior tranches. However, we remain wary of the mezzanine bonds and junior tranches.

The Fund also used interest rate swaps to manage its exposure to U.S. interest rates. Looking at global fixed-income markets during the period, we generally had long exposure to securities issued in Australia, Colombia, Canada, Mexico, New Zealand, Turkey, Taiwan, Israel and Brazil. We generally had short exposure to securities issued in South Africa, Sweden, Norway, South Korea, Hungary, Norway, the United Kingdom, Czech Republic, Switzerland and Chile. Combined, these positions positively contributed to the Fund’s performance during the reporting period. In particular, our long positions in Colombia and Mexico positively contributed to performance.

We also employed a currency overlay strategy, which involved taking both long (owning the actual security) and short (the Fund does not own the security, but has sold short through the delivery of a borrowed security) positions to manage the Fund’s currency exposure risk. Throughout the period, we were generally long the Australian dollar, Colombian peso, Canadian dollar, Mexican peso, New Zealand dollar, Turkish lira, Taiwan dollar, Israeli shekel and Brazilian real. We generally had short exposure to the South African rand, Swedish krona, Norwegain krone, South Korean won, Hungarian forint, British pound, Czech koruna, Swiss franc and Chilean peso. The strategy slightly detracted from performance. In particular our positions in the Swedish krona, Swiss franc and Hungarian forint detracted from performance.

As of September 30, 2010, the Fund was using derivatives in some cases to reduce its sensitivity to overall interest rate movements and in other cases to add exposure to certain currencies. On balance, the use of derivatives slightly increased the Fund’s risk of loss, but reduced the risk that it would underperform its comparative indexes.

Nuveen High Yield Bond Fund

Throughout the reporting period, we sought to maximize total return by investing in a diversified portfolio of high yield corporate debt securities. We continued to employ a disciplined, analytical, bottom-up approach with deep specialization that looked at issuer fundamentals and relative value. The Fund focused on BB/B rated credits, seeking securities with improving fundamentals and relatively strong cash flows that appeared underpriced compared to industry peers.

Sector selection continues to play an important role in navigating the high yield market, particularly during periods of high market volatility. The high yield market as a whole performed extremely well over the reporting period, as investors looked to invest in higher-yielding, lower quality sectors.

Nuveen Investments	7

Our sector selection versus the Citigroup High Yield BB/B Index positively impacted the Fund’s performance. In particular, our overweight in the manufacturing and transportation sectors helped the Fund’s return. Our security selection in the service sector also aided performance. However, our underweight in the banking/finance sector negatively impacted relative performance, as well as security selection in the utilities sector.

The Fund is limited in the amount of CCC-rated issues it can buy. Therefore, in many cases, we could not fully participate in CCC-rated sectors or issues that showed strong performance over the reporting period. While our smaller CCC-rated allocation may have detracted from relative performance during the strong rally in the high yield market during this period, we believe shareholders may benefit from these lower allocations if the market begins to sell off.

As of September 30, 2010, the only derivative products in use by the Fund were credit default swaps. The Fund received income for entering into these transactions, but they did increase the Fund’s risk of loss and risk that it would underperform its comparative indexes.

Nuveen Symphony Credit Opportunities Fund

Launched in April 2010, the Fund was still in its initial invest up phase at the end of this initial reporting period. In this start-up process, we targeted predominantly non-investment grade corporate debt obligations — high yield bonds, senior loans, and convertible bonds — in an opportunistic fashion. The Fund is designed to leverage Symphony Asset Management’s industry-focused research process in a fully-integrated approach to non-investment grade corporate credit. The Fund’s investment team looks actively across the debt side of a company’s balance sheet in search of total return opportunities.

The Fund utilizes a catalyst-driven approach to making investments, seeking an attractive level of income while focusing on near-term agents or events that might lead to additional total return. Catalysts might include restructurings, refinancings, mergers & acquisitions, or near-term maturity/liquidity events, as well as earnings announcements, or credit rating changes. Symphony believes these types of events will continue to occur as the credit market looks to restructure and de-lever following the credit crisis.

The Fund is managed by an integrated team of industry specialists that makes investments across the entire capital structure of companies in a wide range of sectors. Symphony believes that aggregating and analyzing information across these interrelated markets and understanding industry dynamics is critical to managing total return credit strategies.

The Fund’s portfolio holdings are not designed to look like an index fund. While the Fund has a blended benchmark it will seek to outperform, Symphony does not seek to achieve results by tweaking an index with a “top-down” optimization. The Fund has been built from the “bottom up,” using Symphony’s internal fundamental research process and risk-management capabilities. This may result in a lower correlation to indexes than other funds with similar mandates.

The Fund seeks to take advantage of what Symphony believes will be an expanding market that is well suited for “credit pickers” for the foreseeable future, a market that lends itself well to deep fundamental research.

This outperformance for this initial period was largely the result of individual credit selection. The Fund-level yield was, on average, slightly lower than many other funds within the peer group. Our outperformance for this initial period was primarily a result of

8	Nuveen Investments

*	Since inception returns for the Short Duration Bond Fund, Multi-Strategy Core Bond Fund, High Yield Bond Fund and their comparative indexes are from 12/20/04. Cumulative since inception returns for the Symphony Credit Opportunities Fund and its comparative indexes are from 4/28/10.

1	The Lipper Short Investment Grade Debt Funds Index represents the average total return for the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category for the period ended September 30, 2010. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

strong total return and also keeping enough cash on hand to remain nimble as opportunities presented themselves.

For this Fund, “bottom up” means two things. First, when we constructed the Fund’s portfolio we built it on a name-by-name basis and did not optimize from an index or blended index. Second, we analyzed each company in the Fund’s portfolio very closely and looked holistically at the company and how various situations in the future may play out at each point in its capital structure. In the current environment, we expect balance sheets to be highly fluid — which can create catalysts. Pure relative value analysis generally ignores catalysts. We believe both elements are very important.

During the first five months of operations, we had three issuers in particular that generated outsize performance within a defined period of time. One was Skilled Healthcare (SKH), where the Fund owned the 2015 Term Loan and an 11% 2014 Senior Notes. Skilled Healthcare operates assisted living facilities in a number of western states, including 22 facilities in California. The company was hit with a $670 million legal judgment in July 2010 relating to a class-action lawsuit that was filed against the company in California. Upon the news, SKH senior loans and unsecured high yield bonds both traded down precipitously within a short period of time.

Skilled Healthcare is a company with which we are very familiar. One very important piece of public information that was not immediately known to the broader market is that within the company’s senior credit agreement there was language which effectively subordinated much of this legal risk, mitigating exposure of the senior lenders to the judgment. Further, the unsecured holders also had less risk than many initially thought due to high probability of settlement.

Reacting to the ruling and subsequent sell off, we began to buy the firm’s senior loans and high yield bonds for the Fund. The position paid off as SKH debt recovered quickly ahead of a $50 million settlement announced in early September.

Another holding that performed well involved Western Refining Floating Rate 2014 Senior Secured Notes. Western Refining operates refineries mostly in the Southwestern United States and has been undergoing a restructuring/deleveraging plan that benefited the company and helped the valuation of our positions.

Another strategy that has paid off was targeting firms that have debt levels that are either being refinanced or paid down entirely. Some of these companies include Delta Airlines and Burlington Coat Factory, where the Fund held positions in the Second Lien Loans and Term Loan B, respectively, during the period.

There were also a few positions we purchased that detracted from performance within the first five months of operation. One such situation was Edgen Murray 12.25% 2015 Senior Secured Notes. Edgen Murray is a global distributor of steel products to the oil & gas industry. The company has been negatively impacted by volatile steel prices and an uncertain economic outlook, which has led its customers to reduce inventories and the size of orders.

Another holding that detracted from performance during the period was Open Solutions 9.75% 2015 Senior Subordinated Notes. Open Solutions develops enterprise data and technology solutions for financial firms. This is a position where there was no company-specific news that drove the bonds marginally lower during the quarter, but instead poor technical conditions during the period following our initial purchase.

Nuveen Investments	9

2	The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The returns assume reinvestment of dividends, but do not reflect any sales charges or management fees. An index is not available for direct investment.

3	The Lipper Intermediate Investment Grade Debt Funds Index represents the average total return for the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category for the period ended September 30, 2010. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

4	The Citigroup Broad Investment Grade Bond Index is an unmanaged index generally considered representative of the U.S. investment grade bond market. The returns assume reinvestment of dividends, but do not reflect any sales charges or management fees. An index is not available for direct investment.

5	The Lipper High Current Yield Funds Index represents the average total return for the 30 largest funds in the Lipper High Current Yield Funds Category for the period ended September 30, 2010. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

6	The Citigroup High Yield BB/B Index is a market capitalization-weighted index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return. The returns assume reinvestment of dividends, but do not reflect any sales charges or management fees. An index is not available for direct investment.

7	The Merrill Lynch/Credit Suisse Blended Index is comprised 60% of the Merrill Lynch High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The Merrill Lynch U.S. High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds having maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

One other position where we had mixed results was with Avaya, a telecommunications firm. We had exposure to both the 12.125% 2015 Payment-in-Kind (PIK) Notes and the Term Loan B-3. During the period, Avaya’s PIK Notes were off slightly, but that was offset by the Fund’s exposure to Avaya’s Term Loan, which we owned in addition to the PIK notes. The net effect was a small positive for our overall exposure to Avaya.

Class A Shares – Average Annual Total Returns as of 9/30/10

	Average Annual
	1-Year	5-Year	Since Inception*
Nuveen Short Duration Bond Fund
A Shares at NAV	4.36%	4.83%	4.28%
A Shares at Offer	2.29%	4.41%	3.91%
Lipper Short Investment Grade Debt Funds Index[1]	6.15%	3.89%	3.58%
Citigroup 1-3 Year Treasury Index[2]	2.47%	4.30%	3.92%
Nuveen Multi-Strategy Core Bond Fund
A Shares at NAV	9.49%	6.84%	6.13%
A Shares at Offer	5.37%	6.03%	5.43%
Lipper Intermediate Investment Grade Debt Funds Index[3]	11.33%	5.75%	5.31%
Citigroup Broad investment Grade Bond Index[4]	7.77%	6.40%	6.04%
Nuveen High Yield Bond Fund
A Shares at NAV	17.31%	6.41%	5.80%
A Shares at Offer	11.71%	5.38%	4.91%
Lipper High Current Yield Funds Index[5]	17.16%	6.00%	5.59%
Citigroup High Yield BB/B Index[6]	15.69%	5.83%	5.61%
Nuveen Symphony Credit Opportunities Fund
A Shares at NAV	N/A	N/A	4.48%
A Shares at Offer	N/A	N/A	-0.49%
Merrill Lynch/Credit Suisse Blended Index[7]	N/A	N/A	3.48%
Lipper High Current Yield Funds Index[5]	N/A	N/A	3.48%
Merrill Lynch U. S. High Yield Master II Index[7]	N/A	N/A	4.45%

Returns less than one year are cumulative; all other returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. The Class A Share maximum sales charge is 4.75% for the High Yield Fund, 3.75% for the Multi-Strategy Core Bond Fund, 2.00% for the Short Duration Fund, and 4.75% for the Credit Opportunities Fund. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

10	Nuveen Investments

Nuveen Short Duration Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Multi-Strategy Core Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their corresponding indexes. Returns would be different for other share classes. The inception date for both Funds is 12/20/04. The Lipper Short Investment Grade Debt Funds Index represents the average total return for the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category. The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The Lipper Intermediate Investment Grade Debt Funds Index represents the average total return of the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category. The Citigroup Broad Investment Grade Bond Index is an unmanaged index generally considered representative of the U.S. investment grade bond market. The index returns assume reinvestment of dividends, but do not reflect any sales charges or management fees. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A shares (2.00% for the Short Duration Bond Fund and 3.75% for the Multi-Strategy Core Bond Fund) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	11

Nuveen High Yield Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Symphony Credit Opportunities Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. Returns would be different for other share classes. The inception date for the High Yield Bond Fund is 12/20/04, and for Symphony Credit Opportunities Fund is 4/28/10. The Lipper High Current Yield Funds Index represents the average total return of the 30 largest funds in the Lipper High Current Yield Funds Category. The Citigroup High Yield BB/B Index is a market capitalization weighted index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return. The Merrill Lynch/Credit Suisse Blended Index is comprised 60% of the Merrill Lynch High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The Merrill Lynch U.S. High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds having maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. The index returns assume reinvestment of dividends, but do not reflect any sales charges or management fees. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. Both Nuveen Funds’ returns include reinvestment of all dividends and distributions, and both Funds’ returns at the offer price depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (4.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

12	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen Short Duration Bond Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NSDAX	NSCDX	NSDTX	NSDRX
Net Asset Value (NAV)	$19.82	$19.85	$19.80	$19.78
Latest Dividend[1]	$0.0510	$0.0390	$0.0470	$0.0550
Inception Date	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 2.00% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/10

A Shares	NAV	Offer
1-Year	4.36%	2.29%
5-Year	4.83%	4.41%
Since Inception	4.28%	3.91%

C Shares	NAV
1-Year	3.65%
5-Year	4.06%
Since Inception	3.52%

R3 Shares	NAV
1-Year	4.06%
5-Year	4.57%
Since Inception	4.01%

I Shares	NAV
1-Year	4.52%
5-Year	5.07%
Since Inception	4.50%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	3.09%	3.03%
30-Day Yield[4]	1.39%	—
SEC 30-Day Yield[5]	—	1.37%

C Shares	NAV
Dividend Yield[4]	2.36%
SEC 30-Day Yield[4]	0.63%

R3 Shares	NAV
Dividend Yield[4]	2.85%
SEC 30-Day Yield[4]	1.14%

I Shares	NAV
Dividend Yield[4]	3.34%
SEC 30-Day Yield[4]	1.65%

Portfolio Credit Quality2

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Allocation3

Net Assets ($000)	$187,311

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.14%	0.85%
Class C	1.88%	1.60%
Class R3	1.38%	1.10%
Class I	0.86%	0.60%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid October 1, 2010. This is the latest monthly dividend declared during the period covered by this report. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders for further information.

2	As a percentage of total investments (excluding structured notes, short-term investments and investments in derivatives) as of September 30, 2010. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2010. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Investments	13

Fund Spotlight as of 9/30/10 Nuveen Short Duration Bond Fund

Corporate Debt: Industries[1]
Oil, Gas & Consumable Fuels	12.2%
Diversified Telecommunication Services	10.3%
Commercial Banks	9.5%
Media	5.1%
Diversified Financial Services	4.5%
Wireless Telecommunication Services	4.2%
Capital Markets	4.1%
Insurance	3.6%
Chemicals	3.6%
Multi-Line Retail	3.4%
Electric Utilities	3.4%
Commercial Services & Supplies	3.0%
Aerospace & Defense	2.2%
Energy Equipment & Services	2.1%
Metals & Mining	1.9%
IT Services	1.9%
Auto Components	1.9%
Machinery	1.8%
Specialty Retail	1.7%
Hotels, Restaurants & Leisure	1.7%
Electronic Equipment & Instruments	1.5%
Household Products	1.5%
Tobacco	1.5%
Other	13.4%

1	As a percentage of total corporate debt holdings as of September 30, 2010. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to credit risk, the risk that an issuer of a bond will be unable to make interest and principal payments when due; and interest rate risk, the risk that interest rates will rise, causing bond prices to fall. The Fund is also subject to income risk, the risk that the portfolio’s income will decline when market interest rates fall. The value of the Fund’s mortgage-related securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall; and later than expected, which could happen when interest rates rise. The Fund’s potential investments in non-U.S. securities presents risks not typically associated with domestic investments such as adverse political, currency, social or regulatory developments in a country including excessive taxation, lack of liquidity or differing legal and accounting standards. These risks are magnified in emerging markets. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,022.50	$1,018.80	$1,021.30	$1,023.80	$1,020.91	$1,017.10	$1,019.60	$1,022.16
Expenses Incurred During Period	$4.21	$8.05	$5.52	$2.94	$4.20	$8.04	$5.52	$2.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.59%, 1.09% and .58% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen Multi-Strategy Core Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NCBAX	NBCBX	NCBCX	NMSTX	NCBRX
Net Asset Value (NAV)	$21.25	$21.36	$21.30	$21.26	$21.23
Latest Dividend[1]	$0.0760	$0.0635	$0.0635	$0.0720	$0.0805
Latest Capital Gain Distribution[2]	$0.0191	$0.0191	$0.0191	$0.0191	$0.0191
Inception Date	12/20/04	12/20/04	12/20/04	8/04/08	12/20/04
Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/10
A Shares	NAV	Offer
1-Year	9.49%	5.37%
5-Year	6.84%	6.03%
Since Inception	6.13%	5.43%
B Shares	w/o CDSC	w/CDSC
1-Year	8.74%	4.74%
5-Year	6.14%	5.98%
Since Inception	5.43%	5.29%
C Shares	NAV
1-Year	8.85%
5-Year	6.08%
Since Inception	5.38%
R3 Shares	NAV
1-Year	9.35%
5-Year	6.60%
Since Inception	5.89%
I Shares	NAV
1-Year	9.73%
5-Year	7.11%
Since Inception	6.39%
Yields
A Shares	NAV	Offer
Dividend Yield[5]	4.29%	4.13%
30-Day Yield[5]	2.39%	—
SEC 30-Day Yield[6]	—	2.30%
B Shares	NAV
Dividend Yield[5]	3.57%
SEC 30-Day Yield[5]	1.62%
C Shares	NAV
Dividend Yield[5]	3.58%
SEC 30-Day Yield[5]	1.62%
R3 Shares	NAV
Dividend Yield[5]	4.06%
SEC 30-Day Yield[5]	2.13%
I Shares	NAV
Dividend Yield[5]	4.55%
SEC 30-Day Yield[5]	2.64%

Portfolio Credit Quality3

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Allocation4

Net Assets ($000)	$90,483

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.38%	0.95%
Class B	2.12%	1.70%
Class C	2.16%	1.70%
Class R3	1.61%	1.20%
Class I	1.06%	0.70%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid October 1, 2010. This is the latest monthly dividend declared during the period covered by this report. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders for further information.

2	Paid December 16, 2009. Capital gains are subject to federal taxation.

3	As a percentage of total investments (excluding structured notes, short-term investments and investments in derivatives) as of September 30, 2010. Holdings are subject to change.

4	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2010. Holdings are subject to change.

5	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

6	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

*	Rounds to less than 0.1%.

Nuveen Investments	15

Fund Spotlight as of 9/30/10 Nuveen Multi-Strategy Core Bond Fund

Corporate Debt: Industries[1]
Oil, Gas & Consumable Fuels	16.5%
Diversified Telecommunication Services	10.0%
Media	7.4%
Capital Markets	5.5%
Diversified Financial Services	5.2%
Commercial Banks	4.9%
Multi-Line Retail	3.7%
Energy Equipment & Services	3.7%
Wireless Telecommunication Services	3.4%
Chemicals	3.3%
Electric Utilities	3.0%
Industrial Conglomerates	2.9%
Specialty Retail	2.5%
Commercial Services & Supplies	2.3%
Food & Staples Retailing	2.2%
Hotels, Restaurants & Leisure	2.0%
Aerospace & Defense	2.0%
Metals & Mining	1.8%
Auto Components	1.6%
Household Durables	1.6%
IT Services	1.5%
Other	13.0%

1	As a percentage of total corporate debt holdings as of September 30, 2010. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to credit risk, the risk that an issuer of a bond will be unable to make interest and principal payments when due; and interest rate risk, the risk that interest rates will rise, causing bond prices to fall. The Fund is also subject to income risk, the risk that the portfolio’s income will decline when market interest rates fall. The value of the Fund’s mortgage-related securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall; and later than expected, which could happen when interest rates rise. The Fund’s potential investments in non-U.S. securities presents additional risks such as adverse political, currency, social or regulatory developments in a country including excessive taxation, lack of liquidity or differing legal and accounting standards. These risks are magnified in emerging markets. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance					Hypothetical Performance (5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,063.80	$1,059.80	$1,059.90	$1,062.60	$1,065.20	$1,020.41	$1,016.60	$1,016.60	$1,019.15	$1,021.66
Expenses Incurred During Period	$4.81	$8.73	$8.73	$6.10	$3.52	$4.71	$8.54	$8.54	$5.97	$3.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .93%, 1.69%, 1.69%, 1.18% and ..68% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen High Yield Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NHYAX	NHBYX	NHYCX	NHYTX	NHYRX
Net Asset Value (NAV)	$17.44	$17.42	$17.40	$17.42	$17.42
Latest Dividend[1]	$0.1165	$0.1060	$0.1055	$0.1130	$0.1200
Inception Date	12/20/04	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/10
A Shares	NAV	Offer
1-Year	17.31%	11.71%
5-Year	6.41%	5.38%
Since Inception	5.80%	4.91%
B Shares	w/o CDSC	w/CDSC
1-Year	16.48%	12.48%
5-Year	5.58%	5.44%
Since Inception	4.98%	4.86%
C Shares	NAV
1-Year	16.49%
5-Year	5.56%
Since Inception	4.97%
R3 Shares	NAV
1-Year	17.05%
5-Year	6.12%
Since Inception	5.52%
I Shares	NAV
1-Year	17.62%
5-Year	6.65%
Since Inception	6.05%
Yields
A Shares	NAV	Offer
Dividend Yield[4]	8.02%	7.64%
30-Day Yield[4]	7.45%	—
SEC 30-Day Yield[5]	—	7.09%
B Shares	NAV
Dividend Yield[4]	7.30%
SEC 30-Day Yield[4]	6.63%
C Shares	NAV
Dividend Yield[4]	7.28%
SEC 30-Day Yield[4]	6.64%
R3 Shares	NAV
Dividend Yield[4]	7.78%
SEC 30-Day Yield[4]	7.14%
I Shares	NAV
Dividend Yield[4]	8.27%
SEC 30-Day Yield[4]	7.68%

Portfolio Credit Quality2

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Allocation3

Net Assets ($000)	$147,145

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.23%	1.20%
Class B	1.95%	1.95%
Class C	1.97%	1.95%
Class R3	1.46%	1.45%
Class I	0.97%	0.95%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid October 1, 2010. This is the latest monthly dividend declared during the period covered by this report. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders for further information.

2	As a percentage of total investments (excluding short-term investments and investments in derivatives) as of September 30, 2010. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2010. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Investments	17

Fund Spotlight as of 9/30/10 Nuveen High Yield Bond Fund

Corporate Debt: Industries[1]
Oil, Gas & Consumable Fuels	18.2%
Diversified Telecommunication Services	11.4%
Media	8.1%
Commercial Services & Supplies	6.4%
Wireless Telecommunication Services	6.1%
Auto Components	5.0%
Metals & Mining	4.5%
Containers & Packaging	3.5%
Aerospace & Defense	3.2%
IT Services	3.1%
Multi-Line Retail	3.1%
Hotels, Restaurants & Leisure	3.0%
Chemicals	2.7%
Household Durables	2.6%
Machinery	2.1%
Energy Equipment & Services	1.8%
Paper & Forest Products	1.8%
Electric Utilities	1.7%
Electronic Equipment & Instruments	1.7%
Building Products	1.7%
Multi-Utilities	1.6%
Trading Companies & Distributors	1.6%
Other	5.1%

1	As a percentage of total corporate debt holdings as of September 30, 2010. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.6% of total corporate debt holdings. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to certain risks, including credit risk; the risk that an issuer of a bond will be unable to make interest and principal payments when due. Lower-rated bonds such as those held by the Fund are generally considered speculative and carry greater credit risk. The Fund also exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The Fund’s potential investments in non-U.S. securities presents risks not typically associated with domestic investments such as adverse political, currency, social or regulatory developments in a country including excessive taxation, lack of liquidity or differing legal and accounting standards. These risks are magnified in emerging markets. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,070.10	$1,065.60	$1066.20	$1,068.30	$1,070.90	$1,019.15	$1,015.39	$1,015.39	$1,017.85	$1,020.41
Expenses Incurred During Period	$6.12	$10.05	$10.00	$7.41	$4.83	$5.97	$9.75	$9.75	$7.28	$4.71

For each Class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%, 1.93%, 1.44%, and ..93% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18	Nuveen Investments

Fund Spotlight as of 9/30/10 Nuveen Symphony Credit Opportunities Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NCOAX	NCFCX	NCORX	NCOIX
Net Asset Value (NAV)	$20.42	$20.40	$20.41	$20.43
Latest Dividend[1]	$0.1150	$0.1025	$0.1110	$0.1190
Inception Date	4/28/10	4/28/10	4/28/10	4/28/10

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 9/30/10

A Shares	NAV	Offer
Since Inception	4.48%	-0.49%

C Shares	NAV
Since Inception	4.12%	3.12%

R3 Shares	NAV
Since Inception	4.34%

I Shares	NAV
Since Inception	4.61%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	6.76%	6.44%
30-Day Yield[4]	5.89%	—
SEC 30-Day Yield[5]	—	5.61%

C Shares	NAV
Dividend Yield[4]	6.03%
SEC 30-Day Yield[4]	5.12%

R3 Shares	NAV
Dividend Yield[4]	6.53%
SEC 30-Day Yield[4]	5.64%

I Shares	NAV
Dividend Yield[4]	6.99%
SEC 30-Day Yield[4]	6.14%

Portfolio Credit Quality2

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Allocation3

Net Assets ($000)	$23,456

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.32%	1.10%
Class C	2.07%	1.85%
Class R3	1.57%	1.35%
Class I	1.07%	0.85%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses and are based on an estimated $50 million average net assets for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2013. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid October 1, 2010. This is the latest monthly dividend declared during the period covered by this report.

2	As a percentage of total investments (excluding short-term investments) as of September 30, 2010. Holdings are subject to change.

3	As a percentage of total investments as of September 30, 2010. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Investments	19

Fund Spotlight as of 9/30/10 Nuveen Symphony Credit Opportunities Fund

Corporate Debt: Industries[1]
Health Care Providers & Services	9.7%
Media	8.0%
Hotels, Restaurants & Leisure	7.5%
Chemicals	6.6%
Oil, Gas & Consumable Fuels	6.1%
Diversified Financial Services	5.8%
Food Products	4.6%
Pharmaceuticals	4.2%
Semiconductors & Equipment	3.5%
Auto Components	3.5%
Containers & Packaging	3.3%
IT Services	3.1%
Communications Equipment	2.8%
Aerospace & Defense	2.8%
Multi-Line Retail	2.6%
Wireless Telecommunication Services	2.5%
Food & Staples Retailing	2.3%
Machinery	2.2%
Diversified Telecommunication Services	2.1%
Airlines	2.1%
Specialty Retail	2.0%
Electric Utilities	1.9%
Other	10.8%

1	As a percentage of total corporate debt holdings as of September 30, 2010. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.9% of total corporate debt holdings. Holdings are subject to change.

Risk Considerations

Bonds and other fixed income debt securities, such as those held by the Fund, are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates and other factors. Credit risk refers to an issuer’s ability to make interest and principal payments when due. High yield or lower rated debt securities, commonly referred to as junk bonds, are generally considered speculative and carry heightened credit risk and potential for volatility. The risk of volatility is heightened for alternative or complex investment strategies.

An investment in foreign debt securities presents additional risks not typically associated with domestic investments such as adverse political, currency, economic, social or regulatory developments in a country. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle. Because the Fund currently has less assets than a larger fund, large inflows and outflows may impact the Fund’s market exposure and subsequently its performance. Redemption of a large number of shares may subject the Fund and its shareholders to leverage risk and disrupt the overall composition of the Fund’s portfolio and thereby impede the ability to pursue the investment strategy. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-Front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 156 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-Front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/28/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/10)	$1,044.80	$1,041.20	$1,043.40	$1,046.10	$1,016.75	$1,013.51	$1,015.64	$1,017.82
Expenses Incurred During Period	$4.72	$8.03	$5.85	$3.63	$4.65	$7.92	$5.77	$3.58

For each Class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.84%, 1.34%, and .83% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 156/365 (to reflect the 156 days in the period since the Fund’s commencement of operations).

20	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust III:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund, Nuveen High Yield Bond Fund, and Nuveen Symphony Credit Opportunities Fund (each a series of the Nuveen Investment Trust III, hereafter referred to as the “Funds”) at September 30, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 26, 2010

Nuveen Investments	21

Portfolio of Investments

Nuveen Short Duration Bond Fund

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 26.1%

	Aerospace & Defense – 0.6%

$120	BAE Systems Holdings	6.400%	12/15/11	BBB+	$126,428

100	Boeing Capital Corporation	6.500%	2/15/12	A	107,786

235	Global Aviation Holdings, 144A	14.000%	8/15/13	BB–	252,625

215	Kratos Defense & Security Solutions Inc.	10.000%	6/01/17	B+	228,975

325	Northrop Grumman Corporation	3.700%	8/01/14	BBB	348,863
995	Total Aerospace & Defense				1,064,677
	Auto Components – 0.5%

340	American & Axle Manufacturing Inc.	7.875%	3/01/17	B–	338,725

210	ArvinMeritor Inc.	10.625%	3/15/18	Caa1	233,625

325	Lear Corporation	7.875%	3/15/18	BB+	346,125
875	Total Auto Components				918,475
	Beverages – 0.3%

225	Anheuser Busch InBev, 144A	5.375%	11/15/14	BBB+	252,786

125	Diageo Finance BV	3.875%	4/01/11	A–	127,079

240	Miller Brewing Company, 144A	5.500%	8/15/13	BBB+	264,102
590	Total Beverages				643,967
	Building Products – 0.2%

460	Ryland Group Inc.	6.625%	5/01/20	BB–	447,350
	Capital Markets – 1.1%

200	Bank of New York Mellon	4.300%	5/15/14	Aa2	219,779

325	Goldman Sachs Group, Inc.	6.600%	1/15/12	A1	346,485

585	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	643,437

150	Morgan Stanley	5.250%	11/02/12	A	160,226

575	Morgan Stanley	6.000%	5/13/14	A	631,779
1,835	Total Capital Markets				2,001,706
	Chemicals – 0.9%

365	Airgas, Inc.	4.500%	9/15/14	BBB	390,178

340	CF Industries Inc.	6.875%	5/01/18	BB+	366,775

250	E.I. Du Pont de Nemours and Company	4.750%	11/15/12	A	269,245

110	E.I. Du Pont de Nemours and Company	3.250%	1/15/15	A	117,780

205	Methanex Corporation	8.750%	8/15/12	BBB–	218,325

375	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	388,603
1,645	Total Chemicals				1,750,906
	Commercial Banks – 2.5%

350	BB&T Corporation	5.700%	4/30/14	A1	393,442

225	Citigroup Inc.	6.000%	2/21/12	A	238,741

400	Citigroup Inc.	5.850%	7/02/13	A	432,873

325	Citigroup Inc.	6.500%	8/19/13	A	359,320

225	Credit Suisse First Boston, Note	6.125%	11/15/11	Aa1	238,121

260	Fifth Third Bancorp.	6.250%	5/01/13	Baa1	284,850

300	Household Finance Corporation	6.375%	11/27/12	A	328,280

335	KeyCorp.	6.500%	5/14/13	BBB+	367,362

200	PNC Funding Corporation	5.400%	6/10/14	A	223,380

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Commercial Banks (continued)

$500	Regions Financial Corporation of the Bank of America	7.000%	3/01/11	BB+	$505,904

230	US Bancorp	4.200%	5/15/14	Aa3	252,258

675	Wells Fargo & Company	5.250%	10/23/12	AA–	730,827

275	Wells Fargo & Company	4.950%	10/16/13	A+	297,975
4,300	Total Commercial Banks				4,653,333
	Commercial Services & Supplies – 0.8%

60	Allied Waste North America	6.500%	11/15/10	BBB	60,396

230	Browning Ferris-Allied Waste	9.250%	5/01/21	BBB	294,324

310	GATX Corporation	4.750%	10/01/12	Baa1	326,014

310	Geokinetics Holdings Inc., 144A	9.750%	12/15/14	B–	272,800

220	PHI Inc., 144A	8.625%	10/15/18	B+	217,250

300	West Corporation	11.000%	10/15/16	B–	320,250
1,430	Total Commercial Services & Supplies				1,491,034
	Communications Equipment – 0.1%

125	Cisco Systems, Inc.	5.250%	2/22/11	A+	127,293
	Computers & Peripherals – 0.3%

170	Dell Inc.	3.375%	6/15/12	A2	177,075

100	Hewlett Packard Company	6.500%	7/01/12	A	109,748

225	Hewlett Packard Company	4.750%	6/02/14	A	252,417

125	International Business Machines Corporation (IBM)	4.950%	3/22/11	A+	127,563
620	Total Computers & Peripherals				666,803
	Consumer Finance – 0.3%

275	American Express Credit Corporation	7.300%	8/20/13	A2	316,302

300	Provident Funding Associates, 144A	10.250%	4/15/17	Ba3	310,500
575	Total Consumer Finance				626,802
	Containers & Packaging – 0.1%

135	Rock-Tenn Company	5.625%	3/15/13	BBB–	138,713

60	Tekni-Plex Inc.	10.875%	8/15/12	N/R	57,600
195	Total Containers & Packaging				196,313
	Diversified Financial Services – 1.2%

225	Capital One Financial Corporation	7.375%	5/23/14	Baa1	262,867

700	General Electric Capital Corporation	5.250%	10/19/12	AA+	754,023

850	JP Morgan Chase & Company	5.750%	1/02/13	A1	925,761

250	National Rural Utilities Cooperative Finance Corporation	7.250%	3/01/12	A	272,161
2,025	Total Diversified Financial Services				2,214,812
	Diversified Telecommunication Services – 2.7%

325	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	344,500

100	Charter Communications, CCO Holdings LLC	7.250%	10/30/17	B	101,875

455	Cincinnati Bell Inc.	8.750%	3/15/18	B–	445,900

575	Citizens Communications Company	9.000%	8/15/31	BB	615,969

312	Cox Communications, Inc.	5.500%	10/01/15	Baa2	351,499

250	France Telecom	7.750%	3/01/11	A–	257,363

225	Insight Communications, 144A	9.375%	7/15/18	B–	240,188

480	Paetec Holding Corporation	8.875%	6/30/17	B1	504,000

Nuveen Investments	23

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Telecommunication Services (continued)

$790	Qwest Communications International Inc., 144A	7.125%	4/01/18	Ba2	$833,450

310	Telecom Italia Capital	5.250%	10/01/15	BBB	334,900

200	Telefonica Emisiones SAU	4.949%	1/15/15	A–	219,049

150	Verizon Communications	5.875%	1/17/12	A	158,923

400	Verizon Global Funding Company	4.900%	9/15/15	A	455,723

165	Windstream Corporation, 144A, (WI/DD)	7.750%	10/15/20	Ba3	167,063
4,737	Total Diversified Telecommunication Services				5,030,402
	Electric Utilities – 0.9%

325	American Electric Power	5.250%	6/01/15	BBB	360,536

198	Dominion Resources Inc.	5.700%	9/17/12	A–	215,970

455	Edison Mission Energy	7.625%	5/15/27	B–	308,263

200	Exelon Generation Company LLC	5.350%	1/15/14	A3	221,941

4	FirstEnergy Corporation	6.450%	11/15/11	Baa3	4,193

400	Niagara Mohawk Power Company, 144A	3.553%	10/01/14	A–	422,410

110	West Corporation, 144A, (WI/DD)	8.625%	10/01/18	B	110,000
1,692	Total Electric Utilities				1,643,313
	Electronic Equipment & Instruments – 0.4%

365	Agilent Technologies Inc.	5.500%	9/14/15	BBB–	410,808

315	ViaSystems Inc., 144A	12.000%	1/15/15	B+	345,319
680	Total Electronic Equipment & Instruments				756,127
	Energy Equipment & Services – 0.6%

150	Halliburton Company	5.500%	10/15/10	A	150,193

275	Kinder Morgan Energy Partners, L.P.	5.850%	9/15/12	BBB	297,068

335	Linn Energy LLC Finance Corporation, 144A	7.750%	2/01/21	B	339,606

225	Rockies Express Pipeline Company, 144A	6.250%	7/15/13	BBB–	244,602
985	Total Energy Equipment & Services				1,031,469
	Food & Staples Retailing – 0.3%

325	Kroger Co.	3.900%	10/01/15	BBB	353,122

250	Safeway Inc.	6.250%	3/15/14	BBB	287,112
575	Total Food & Staples Retailing				640,234
	Food Products – 0.1%

175	Kraft Foods Inc.	5.625%	11/01/11	Baa2	183,844
	Hotels, Restaurants & Leisure – 0.4%

345	Brunswick Corporation	7.375%	9/01/23	Caa1	291,525

410	MGM Mirage Inc.	5.875%	2/27/14	CCC+	352,600

175	Tricon Global Restaurants Incorporated	8.875%	4/15/11	BBB–	182,299
930	Total Hotels, Restaurants & Leisure				826,424
	Household Durables – 0.3%

305	Meritage Homes Corporation	7.150%	4/15/20	B+	289,750

310	Norcraft Companies Finance	10.500%	12/15/15	B2	325,500
615	Total Household Durables				615,250
	Household Products – 0.4%

350	Clorox Company	3.550%	11/01/15	BBB+	376,135

350	Procter and Gamble Company	3.150%	9/01/15	AA–	377,766
700	Total Household Products				753,901

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial Conglomerates – 0.4%

$125	Textron Financial Corporation	5.125%	2/03/11	Baa3	$125,961

365	Timken Company	6.000%	9/15/14	BBB–	406,211

155	Tyco International Group	6.000%	11/15/13	A–	175,802
645	Total Industrial Conglomerates				707,974
	Insurance – 0.9%

225	Allstate Life Global Funding	5.375%	4/30/13	AA–	248,800

250	Berkshire Hathaway Inc.	5.000%	8/15/13	AA+	276,787

400	Genworth Life Institution Funding	5.875%	5/03/13	A	423,875

275	Met Life Global Funding I	5.125%	4/10/13	AA–	299,487

475	Prudential Financial Inc.	5.100%	9/20/14	A	519,684
1,625	Total Insurance				1,768,633
	IT Services – 0.5%

455	First Data Corporation	9.875%	9/24/15	B-	374,238

230	Fiserv Inc.	6.125%	11/20/12	Baa2	251,123

300	Seagate HDD Cayman, 144A	6.875%	5/01/20	BB+	294,750
985	Total IT Services				920,111
	Machinery – 0.5%

250	Caterpillar Financial Services Corporation	6.200%	9/30/13	A	286,279

250	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	243,750

125	John Deere Capital Corporation	5.650%	7/25/11	A	130,155

200	John Deere Capital Corporation	5.250%	10/01/12	A	217,502
825	Total Machinery				877,686
	Media – 1.3%

205	Allbritton Communications Company, 144A	8.000%	5/15/18	B	206,538

20	Clear Channel Worldwide Holdings Inc., 144A	9.250%	12/15/17	B	21,300

110	Clear Channel Worldwide Holdings Inc., 144A	9.250%	12/15/17	B	117,975

150	Comcast Corporation	5.450%	11/15/10	BBB+	150,823

350	Comcast Corporation	5.850%	11/15/15	BBB+	406,065

150	Cox Communications, Inc.	7.750%	11/01/10	Baa2	150,730

185	Nielsen Finance LLC Co	11.625%	2/01/14	B	210,900

420	Sinclair Television Group, 144A	9.250%	11/01/17	Ba3	452,550

50	Sinclair Television Group, (WI/DD)	8.375%	10/15/18	B2	50,625

150	Time Warner Cable Inc.	5.400%	7/02/12	BBB	160,772

105	Time Warner Cable Inc.	6.200%	7/01/13	BBB	118,363

250	TL Acquisitions Inc., 144A	13.250%	7/15/15	CCC+	249,375

125	Walt Disney Company	5.700%	7/15/11	A	130,449

75	WMG Acquisition Group	9.500%	6/15/16	BB	80,625
2,345	Total Media				2,507,090
	Metals & Mining – 0.5%

150	ArcelorMittal	5.375%	6/01/13	BBB	161,157

200	BHP Billiton Finance Limited	5.500%	4/01/14	A+	225,229

240	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	242,400

140	Steel Dynamics, Inc., 144A	7.625%	3/15/20	BB+	145,950

160	Steel Dynamics, Inc.	7.375%	11/01/12	BB+	171,800
890	Total Metals & Mining				946,536

Nuveen Investments	25

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Multi-Line Retail – 0.9%

$150	Costco Wholesale Corporation	5.300%	3/15/12	A+	$160,071

585	CVS Caremark Corporation	3.250%	5/18/15	BBB+	611,700

200	Home Depot, Inc.	5.400%	3/01/16	BBB+	227,987

50	Sears Holding Corporation, 144A, (WI/DD)	6.625%	10/15/18	BB+	50,391

250	Target Corporation	5.875%	3/01/12	A+	267,232

200	Toys R Us Property Company Inc., 144A	10.750%	7/15/17	B+	227,000

110	Visant Corporation, 144A	10.000%	10/01/17	Caa1	115,225
1,545	Total Multi-Line Retail				1,659,606
	Multi-Utilities – 0.2%

450	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	445,500
	Oil, Gas & Consumable Fuels – 3.2%

125	Anadarko Petroleum Corporation	7.625%	3/15/14	BBB–	141,561

335	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	369,678

100	Apache Corporation	6.250%	4/15/12	A–	108,210

345	ATP Oil & Gas Corporation, 144A	11.875%	5/01/15	CCC+	299,288

210	BP Capital Markets PLC	3.625%	5/08/14	A	217,420

405	Cenovus Energy Inc.	4.500%	9/15/14	BBB+	446,258

100	Chevron Corporation	3.950%	3/03/14	Aa1	109,439

154	Energy XXI Gulf Coast Inc.	16.000%	6/15/14	B+	175,682

240	Enterprise Products Operating Group LLP	4.600%	8/01/12	BBB–	252,865

220	Exco Resources Inc.	7.500%	9/15/18	B	219,725

225	McMoran Exploration Corporation	11.875%	11/15/14	B	248,625

450	NFR Energy LLC / Finance Corporation, 144A	9.750%	2/15/17	B	452,250

220	Offshore Group Investment Limited, 144A	11.500%	8/01/15	B3	232,100

310	OPTI Canada Inc.	8.250%	12/15/14	B–	237,150

330	RAAM Global Energy Company	12.500%	10/01/15	B	328,763

390	Sabine Pass LNG LP	7.500%	11/30/16	B+	357,825

180	Sandridge Energy Inc.	8.625%	4/01/15	B+	180,900

260	Sandridge Energy Inc., 144A	8.750%	1/15/20	B+	258,700

300	StatOilHydro ASA	2.900%	10/15/14	Aa2	315,010

365	Tesoro Petroleum Corporation	6.250%	11/01/12	BB+	380,513

150	Valero Energy Corporation	6.875%	4/15/12	BBB	161,164

205	W&T Offshore, Inc., 144A	8.250%	6/15/14	B+	197,825

250	XTO Energy, Inc.	5.900%	8/01/12	AAA	272,910
5,869	Total Oil, Gas & Consumable Fuels				5,963,861
	Paper & Forest Products – 0.3%

455	McClatchy Company	11.500%	2/15/17	B1	486,281
	Pharmaceuticals – 0.1%

125	American Home Products Corporation, Wyeth	6.950%	3/15/11	AA	128,656
	Real Estate – 0.1%

205	Potlatch Corporation	7.500%	11/01/19	Ba1	211,150
	Road & Rail – 0.1%

255	DynCorp International Inc., 144A	10.375%	7/01/17	B1	254,999
	Software – 0.1%

125	Oracle Corporation	5.000%	1/15/11	A	126,561

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Specialty Retail – 0.5%

$380	Michael’s Stores	13.000%	11/01/16	CCC	$367,649

435	TJX Companies, Inc.	4.200%	8/15/15	A	482,280
815	Total Specialty Retail				849,929
	Tobacco – 0.4%

225	Altria Group Inc.	8.500%	11/10/13	Baa1	269,613

400	Reynolds American Inc.	7.250%	6/01/13	BBB	449,612
625	Total Tobacco				719,225
	Wireless Telecommunication Services – 1.1%

250	AT&T/Cingular Wireless Services	8.125%	5/01/12	A	277,843

455	Cricket Communications Inc.	10.000%	7/15/15	B–	493,674

473	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	514,773

490	Sprint Capital Corporation	6.900%	5/01/19	BB–	494,899

125	Vodafone Group PLC	5.500%	6/15/11	A–	129,201

150	Vodafone Group PLC	5.000%	12/16/13	A–	165,025
1,943	Total Wireless Telecommunication Services				2,075,415
$46,486	Total Corporate Bonds (cost $46,288,291)				48,933,648

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 44.3%

	U.S. Treasury Bonds/Notes – 44.3%

$500	United States of America Treasury Bonds/Notes	4.875%	7/31/11	AAA	$519,180

1,200	United States of America Treasury Bonds/Notes (3)	4.625%	8/31/11	AAA	1,247,813

1,700	United States of America Treasury Bonds/Notes	4.500%	11/30/11	AAA	1,782,742

13,800	United States of America Treasury Bonds/Notes	1.125%	12/15/11	AAA	13,935,309

18,800	United States of America Treasury Bonds/Notes (3)	1.125%	1/15/12	AAA	18,996,817

1,400	United States of America Treasury Bonds/Notes	4.750%	1/31/12	AAA	1,483,289

400	United States of America Treasury Bonds/Notes	4.875%	2/15/12	AAA	424,969

1,300	United States of America Treasury Bonds/Notes	4.500%	3/31/12	AAA	1,381,505

200	United States of America Treasury Bonds/Notes (3)	4.875%	6/30/12	AAA	215,797

2,000	United States of America Treasury Bonds/Notes	1.750%	8/15/12	AAA	2,050,548

1,250	United States of America Treasury Bonds/Notes	4.125%	8/31/12	AAA	1,339,014

3,500	United States of America Treasury Bonds/Notes	1.375%	9/15/12	AAA	3,564,943

4,000	United States of America Treasury Bonds/Notes	1.125%	12/15/12	AAA	4,056,876

6,000	United States of America Treasury Bonds/Notes (3)	2.750%	2/28/13	AAA	6,327,660

1,000	United States of America Treasury Bonds/Notes	1.750%	4/15/13	AAA	1,030,386

6,500	United States of America Treasury Bonds/Notes	1.375%	5/15/13	AAA	6,637,124

2,000	United States of America Treasury Bonds/Notes	3.375%	6/30/13	AAA	2,154,062

1,250	United States of America Treasury Bonds/Notes	1.000%	7/15/13	AAA	1,263,869

700	United States of America Treasury Bonds/Notes	6.125%	8/15/29	AAA	974,094

100	United States of America Treasury Bonds/Notes	5.375%	2/15/31	AAA	128,766

3,362	United States of America Treasury Inflation Indexed Obligations	1.875%	7/15/15	AAA	3,659,564

5,998	United States of America Treasury Inflation Indexed Obligations	1.250%	7/15/20	AAA	6,302,012

55	United States of America Treasury Securities, STRIPS (I/O)	0.000%	5/15/14	AAA	53,298

3,500	United States of America Treasury Securities, STRIPS (P/O)	0.000%	2/15/12	AAA	3,485,440
$80,515	Total U.S. Government and Agency Obligations (cost $81,832,530)				83,015,077

Nuveen Investments	27

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED SECURITIES – 20.9%

	Autos – 10.8%

$700	Bank of America Auto Trust	2.670%	7/15/13	AAA	$710,089

700	Bank of America Auto Trust, Series 2009- 2A, 144A	2.130%	9/15/13	AAA	708,784

950	Bank of America Auto Trust, Series 2010-1A	1.390%	3/15/14	AAA	958,643

1,935	BMW Vehicle Owners Trust, Series 2010-A	2.100%	10/25/16	AAA	1,993,960

149	Capital Auto Receivable Asset Trust, 2008-2, A3A	4.680%	10/15/12	AAA	152,307

1,000	CarMax Auto Owner Trust Series 2009	1.740%	4/15/14	AAA	1,013,306

872	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AA	872,785

102	Daimler Chrysler Auto Trust 2008-A A3	3.700%	6/08/12	AAA	102,539

158	Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	AA	165,937

700	Ford Credit Auto Owner Trust 2006B-C	5.680%	6/15/12	AAA	715,155

140	Ford Credit Auto Owner Trust 2008A-3A	3.960%	4/15/12	AAA	141,329

1,000	Ford Credit Auto Owner Trust 2009E	2.420%	11/15/14	AAA	1,033,340

710	Ford Credit Auto Owners Trust	2.930%	11/15/15	AA	736,088

1,480	Ford Credit Floorplan Master Owner Trust Series 2010-3	4.200%	2/15/17	AAA	1,609,688

863	Hertz Vehicle Financing LLC Series 2009	4.260%	3/25/14	Aaa	905,934

4	Hyundai Auto Receivables Trust 2007A, Class A3A	5.040%	1/17/12	AAA	4,533

700	Hyundai Auto Receivables Trust 2009A	2.030%	8/15/13	AAA	710,574

1,115	Mercedes-Benz Auto Receivables Trust, Series 2010-1	2.140%	8/15/13	AAA	1,150,370

195	Nissan Auto Receivables Owner Trust 2008-B A3	4.460%	4/16/12	AAA	197,564

307	Nissan Auto Receivables Owners Trust 2008-C	5.930%	7/16/12	AAA	312,721

2,290	Nissan Auto Receivables Owners Trust, Series 2009-1	5.000%	9/15/14	AAA	2,359,418

1,028	Toyota Auto Receivables Owner Trust, Class A3, Series 2003B	1.860%	5/16/16	AAA	1,046,180

145	USAA Auto Owner Trust 2007-2	5.070%	6/15/13	AAA	148,123

1,000	USAA Auto Owner Trust 2010-1	2.140%	9/15/15	AAA	1,028,248

811	Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	837,253

620	World Omni Auto Receeivables Trust, Series 2010A	1.340%	12/16/13	AAA	625,149
19,674	Total Autos				20,240,017
	Credit Cards – 4.4%

1,140	Chase Issuance Trust Series 2008-A9	4.260%	5/15/13	AAA	1,167,049

650	CitiBank Credit Card Issuance Trust, Series 2006-A4	5.450%	5/10/13	AAA	669,602

270	CitiBank Credit Card Issuance Trust, Series 2007	5.000%	11/08/12	AA	271,059

2,300	CitiBank Credit Card Issuance Trust, Series 2009-A5	2.250%	12/23/14	AAA	2,367,809

234	Discover Card Master Trust 2008, Class A3	5.100%	10/15/13	AAA	239,916

557	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2	5.349%	8/11/36	AAA	588,640

1,840	General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	Aaa	1,886,410

1,080	General Electric Master Credit Card Trust, Series 2009-3A	2.540%	9/15/14	AAA	1,099,569
8,071	Total Credit Cards				8,290,054
	Home Equity – 5.7%

1,548	Ally Master Owner Trust 2010-3	2.880%	4/15/15	AAA	1,598,188

850	Banc of America Commercial Mortgage Pass-Through Certificates, Series 2005	4.933%	7/10/45	AAA	903,203

1,000	CNH Agriculture Equipment Trust, Series 2009C	1.850%	12/16/13	AAA	1,012,134

850	CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	860,558

28	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Home Equity (continued)

$1,085		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	$1,110,709

930		CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	983,189

4,395		Federal National Mortgage Interest Strip Series 366-25	5.000%	10/01/35	AAA	469,358

163		Federal National Mortgage Pool 838948	2.074%	8/01/35	AAA	169,168

1,000		Federal Home Loan Banks, Discount Notes	1.000%	2/03/11	AAA	999,479

1,552		Government National Mortgage Assocation, Guaranteed REMIC Pass Through Securities and MX Securities Trust 2006-062	4.500%	5/16/38	AAA	1,639,864

–	(4)	Master Asset Backed Securities Trust 2005-WMC1, Mortgage Pass Through Certificates, Class N-1	4.940%	3/26/35	CC	–

833		Salomon Brothers Commercial Mortgage Trust Pass-Through Certificates, Series 2002-KEY2	4.865%	3/18/36	AAA	874,473

46		Wells Fargo Mortgage Backed Securties, 2005-AR16 Class 3A2	2.921%	10/25/35	AAA	41,217
14,252		Total Home Equity				10,661,540
$41,997		Total Asset-Backed Securities (cost $38,450,061)				39,191,611

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 5.9%

		Colombia – 2.7%

7,824,000	COP	Republic of Colombia	7.750%	4/14/21	BB+	$5,108,932
		Germany – 2.2%

$4,000		KFW Bankegruppe	4.625%	1/20/11	AAA	4,045,512
		Peru – 1.0%

4,800	PEN	Republic of Peru	6.950%	8/12/31	Baa3	1,821,366
		Total Sovereign Debt (cost $10,123,355)				10,975,810

Principal Amount (000)		Description (1)		Coupon	Maturity	Value
		STRUCTURED NOTES – 0.9%

$1,750		FDIC Structured Sales Guaranteed Notes, Series 2010-L1A		0.000%	10/25/13	$1,671,134
$1,750		Total Structured Notes (cost $1,634,355)				1,671,134

Principal Amount (000)		Description (1)		Coupon	Maturity	Value
		SHORT-TERM INVESTMENTS – 0.6%

$1,012		Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/10, repurchase price $1,012,451, collateralized by $950,000 U.S. Treasury Notes, 3.375%, due 11/15/19, value $1,036,688		0.080%	10/01/10	$1,012,449
		Total Short-Term Investments (cost $1,012,449)				1,012,449
		Total Investments (cost $179,341,041) – 98.7%				184,799,729
		Other Assets Less Liabilities – 1.3%				2,511,756
		Net Assets – 100%				$187,311,485

Nuveen Investments	29

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2010

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at September 30, 2010:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citigroup	Colombian Peso	8,307,440,000	U.S. Dollar	4,587,211	12/15/10	$(22,904)
Morgan Stanley	Euro	1,820,000	U.S. Dollar	2,339,064	10/18/10	(141,797)
JPMorgan Chase	Peruvian Nuevo Sol	4,920,000	U.S. Dollar	1,728,742	1/12/11	(36,140)
Morgan Stanley	Pound Sterling	1,500,000	U.S. Dollar	2,335,358	10/18/10	(20,755)
Deutsche Bank	U.S. Dollar	2,190,893	Indonesian Rupiah	20,112,400,000	10/01/10	62,597
BNP Paribas	U.S. Dollar	2,452,348	Euro	1,820,000	10/18/10	28,513
BNP Paribas	U.S. Dollar	2,367,424	Mexican Peso	30,000,000	11/12/10	5,813
HSBC	U.S. Dollar	2,364,077	New Turkish Lira	3,511,111	11/15/10	44,903
Deutsche Bank	U.S. Dollar	175,000	Indian Rupee	7,920,500	12/06/10	(664)
Morgan Stanley	U.S. Dollar	562,500	South African Rand	3,956,878	12/15/10	(1,207)
RBC	U.S. Dollar	15,235	Swedish Krona	104,515	1/31/11	218
						$(81,423)

Interest Rate Swaps outstanding at September 30, 2010:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Term- ination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	8,350,000	PLN	Pay	6-Month WIBOR	5.340%	Annually	7/06/20	$100,226	$100,226
Credit Suisse	689,500,000	JPY	Pay	6-Month LIBOR-BBA	0.543	Semi-Annually	11/26/11	12,509	12,509
Credit Suisse	1,153,000,000	JPY	Receive	6-Month LIBOR-BBA	0.793	Semi-Annually	11/26/14	(212,438)	(212,438)
Credit Suisse	463,500,000	JPY	Pay	6-Month LIBOR-BBA	1.406	Semi-Annually	11/26/19	259,919	259,919
Deutsche Bank AG	72,000,000	MXN	Pay	28-Day MXN-TIIE	8.225	28-Day	12/30/19	761,397	761,397
Deutsche Bank AG	14,200,000	ILS	Pay	3-Month TELBOR	4.850	Annually	5/20/20	216,422	216,422
JPMorgan	355,000,000	ZAR	Pay	3-Month JIBAR	6.300	Quarterly	9/20/12	42,851	42,851
JPMorgan	3,268,000,000	CLP	Pay	6-Month CLICP	4.580	Semi-Annually	8/11/14	(46,406)	(44,431)
JPMorgan	10,831,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(271,847)	(271,847)
JPMorgan (6)	22,500,000	BRL	Pay	BRL-CDI	12.000	1/02/17	1/02/17	149,496	149,496
JPMorgan	95,500,000	ZAR	Receive	3-Month JIBAR	7.560	Quarterly	9/20/20	(101,822)	(101,822)
Morgan Stanley	71,750,000	SEK	Receive	3-Month STIBOR	2.535	Annually	5/06/15	(153,480)	(153,480)
Morgan Stanley	5,500,000	CHF	Receive	6-Month LIBOR-BBA	2.358	Annually	4/12/20	(355,895)	(355,895)
RBC	47,820,000	CAD	Receive	3-Month CAD-BA-CDOR	1.650	Semi-Annually	7/23/12	(197,975)	(197,975)
RBC	10,900,000	CAD	Pay	3-Month CAD-BA-CDOR	3.460	Semi-Annually	7/23/20	595,988	595,988
UBS AG	156,300,000	MXN	Pay	28-Day MXN-TIIE	5.270	28-Day	9/06/12	11,002	11,002
UBS AG	286,000,000	MXN	Receive	28-Day MXN-TIIE	5.960	28-Day	9/03/15	(106,133)	(106,133)
UBS AG	108,000,000	CZK	Receive	6-Month PRIBOR	3.000	Annually	6/21/20	(275,476)	(275,476)
UBS AG	129,700,000	MXN	Pay	28-Day MXN-TIIE	6.600	28-Day	8/27/20	94,122	94,122
									$524,435
*	Annualized.

Credit Default Swaps outstanding at September 30, 2010:

Counterparty	Referenced Entity	Buy/Sell Protection (8)	Current Credit Spread (7)	Notional Amount	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America	Boyd Gaming Corporation	Sell	10.34%	$600,000	5.000%	3/20/15	$(98,032)	$39,967
Goldman Sachs	K. Hovnanian Enterprises, Inc.	Sell	16.75	460,000	5.000	6/20/14	(123,911)	(50,311)
Goldman Sachs	Ford Motor Company	Sell	4.59	545,000	5.000	6/20/15	9,686	47,836
JPMorgan	DJ High Yield CDX	Sell	4.33	940,000	5.000	6/20/14	22,396	277,959
JPMorgan	DJ Investment Grade CDX	Sell	.94	2,000,000	1.000	12/20/14	5,601	(15,115)
JPMorgan	DJ High Yield CDX	Buy	5.23	4,000,000	5.000	6/20/15	30,163	(219,837)
UBS AG	Freescale Semiconductor, Inc.	Sell	9.76	330,000	5.000	6/20/15	(50,750)	11,950
								$92,449
*	Annualized.

30	Nuveen Investments

Investments in Derivatives (continued)

Futures Contracts outstanding at September 30, 2010:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 2-Year Treasury Note	Long	185	12/10	$40,604,610	$98,476
U.S. 5-Year Treasury Note	Short	(112)	12/10	(13,537,125)	(114,524)
U.S. 10-Year Treasury Note	Short	(115)	12/10	(14,495,391)	(181,118)
U.S. 30-Year Treasury Bond	Short	(22)	12/10	(2,941,813)	(31,175)
					$(228,341)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Principal Amount (000) rounds to less than $1,000.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(8)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

N/R	Not rated.

I/O	Interest only investment.

P/O	Principal only investment.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Koruna

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

PEN	Peruvian Nuevo Sol

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

BRL-CDI	Brazilian Average Overnight Inter-Bank Deposit Offered Rate

CAD-BA-CDOR	Canadian Dollar-Bankers Acceptance-Canadian Deposit Offered Rate

CLICP	Sinacofi Chile Inter-Bank Rate Average

JIBAR	Johannesburg Inter-Bank Agreed Rate

KRW-CD-KSDA	Korean Won-Certificates of Deposit-Korean Securities Dealers Association

LIBOR-BBA	London Inter-Bank Offered Rate-British Bankers’ Association

MXN-TIIE	Mexican Peso Inter-Bank Equilibrium Interest Rate

PRIBOR	Prague Inter-Bank Offered Rate

STIBOR	Stockholm Inter-Bank Offered Rate

TELBOR	Tel-Aviv Inter-Bank Offered Rate

WIBOR	Warsaw Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 0.1%

	Diversified Telecommunication Services – 0.1%

$100	Qwest Communications International Inc.	7.500%	2/15/14	Ba2	$102,500
$100	Total Convertible Bonds (cost $94,590)				102,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 27.1%

	Aerospace & Defense – 0.5%

$50	BE Aerospace Inc.	8.500%	7/01/18	BB	$54,625

12	Boeing Capital Corporation	5.800%	1/15/13	A	13,291

35	General Dynamics Corporation	4.250%	5/15/13	A	38,083

140	Global Aviation Holdings, 144A	14.000%	8/15/13	BB–	150,500

95	Kratos Defense & Security Solutions Inc.	10.000%	6/01/17	B+	101,175

20	Lockheed Martin Corporation	7.650%	5/01/16	A–	25,405

85	Raytheon Company	4.400%	2/15/20	A–	94,831

8	United Technologies Corporation	7.500%	9/15/29	A	10,870
445	Total Aerospace & Defense				488,780
	Auto Components – 0.4%

155	American & Axle Manufacturing Inc.	7.875%	3/01/17	B–	154,419

80	ArvinMeritor Inc.	10.625%	3/15/18	Caa1	89,000

140	Lear Corporation	7.875%	3/15/18	BB+	149,100
375	Total Auto Components				392,519
	Beverages – 0.4%

140	Anheuser Busch InBev, 144A	5.375%	11/15/14	BBB+	157,289

7	Coca-Cola Enterprises Inc.	6.750%	9/15/28	A	8,940

5	Diageo Capital, PLC	5.750%	10/23/17	A–	5,910

55	Miller Brewing Company, 144A	5.500%	8/15/13	BBB+	60,523

10	Pepsi Bottling Group LLC	5.500%	4/01/16	A	11,807

65	PepsiCo Inc.	3.750%	3/01/14	Aa3	70,366
282	Total Beverages				314,835
	Building Products – 0.2%

40	Dayton Superior Corporation, (3) (4)	13.000%	6/15/11	Caa3	6,000

4	Masco Corporation	5.875%	7/15/12	BBB	4,153

185	Ryland Group Inc.	6.625%	5/01/20	BB–	179,913
229	Total Building Products				190,066
	Capital Markets – 1.5%

105	Bank of New York Mellon	4.300%	5/15/14	Aa2	115,384

505	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	555,445

170	Jefferies Group Inc.	8.500%	7/15/19	BBB	197,703

185	Morgan Stanley	6.000%	5/13/14	A	203,268

150	Morgan Stanley	5.625%	9/23/19	A	156,447

120	Morgan Stanley	5.950%	12/28/17	A	129,091
1,235	Total Capital Markets				1,357,338
	Chemicals – 0.9%

190	Airgas, Inc.	4.500%	9/15/14	BBB	203,106

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Chemicals (continued)

$145	CF Industries Inc.	6.875%	5/01/18	BB+	$156,419

75	E.I. Du Pont de Nemours and Company	3.250%	1/15/15	A	80,305

80	Methanex Corporation	8.750%	8/15/12	BBB–	85,200

195	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	202,073

75	Praxair, Inc.	4.500%	8/15/19	A	82,827
760	Total Chemicals				809,930
	Commercial Banks – 1.4%

150	Barlcays Bank PLC	5.000%	9/22/16	AA–	164,332

115	BB&T Corporation	5.700%	4/30/14	A1	129,274

6	Charter One Bank FSB	6.375%	5/15/12	A3	6,362

140	Credit Suisse New York	5.500%	5/01/14	Aa1	156,953

110	Fifth Third Bancorp.	6.250%	5/01/13	Baa1	120,513

4	Key Bank NA	7.000%	2/01/11	A3	4,073

140	KeyCorp.	6.500%	5/14/13	BBB+	153,525

25	National City Bank	6.200%	12/15/11	A	26,389

60	PNC Funding Corporation	6.700%	6/10/19	A	71,076

6	SunTrust Banks Inc.	6.375%	4/01/11	A3	6,162

95	US Bancorp	4.200%	5/15/14	Aa3	104,193

9	US Bank NA Minnesota	6.375%	8/01/11	Aa2	9,430

74	Wachovia Corporation	5.250%	8/01/14	A+	80,506

170	Wells Fargo & Company	5.250%	10/23/12	AA–	184,060
1,104	Total Commercial Banks				1,216,848
	Commercial Services & Supplies – 0.6%

85	Browning Ferris-Allied Waste	9.250%	5/01/21	BBB	108,772

110	GATX Corporation	4.750%	10/01/12	Baa1	115,682

110	Geokinetics Holdings Inc., 144A	9.750%	12/15/14	B–	96,800

100	PHI Inc., 144A	8.625%	10/15/18	B+	98,750

135	West Corporation	11.000%	10/15/16	B–	144,113
540	Total Commercial Services & Supplies				564,117
	Communications Equipment – 0.0%

10	Cisco Systems, Inc.	5.500%	2/22/16	A+	11,810

1	Motorola, Inc.	7.625%	11/15/10	Baa3	1,008

3	Motorola, Inc.	7.500%	5/15/25	Baa3	3,566
14	Total Communications Equipment				16,384
	Computers & Peripherals – 0.1%

20	Dell Inc.	3.375%	6/15/12	A2	20,832

35	Hewlett Packard Company	4.500%	3/01/13	A	37,901

35	International Business Machines Corporation (IBM)	4.750%	11/29/12	A+	38,076
90	Total Computers & Peripherals				96,809
	Consumer Finance – 0.4%

185	American Express Credit Corporation	7.300%	8/20/13	A2	212,785

120	Provident Funding Associates, 144A	10.250%	4/15/17	Ba3	124,200
305	Total Consumer Finance				336,985

Nuveen Investments	33

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Containers & Packaging – 0.2%

$95	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	$81,463

50	Rock-Tenn Company	5.625%	3/15/13	BBB–	51,375

40	Tekni-Plex Inc.	10.875%	8/15/12	N/R	38,400
185	Total Containers & Packaging				171,238
	Diversified Financial Services – 1.4%

185	Capital One Financial Corporation	7.375%	5/23/14	Baa1	216,135

225	Citigroup Inc.	6.125%	11/21/17	A	246,136

65	Citigroup Inc.	6.000%	10/31/33	A–	62,896

65	General Electric Capital Corporation	5.625%	9/15/17	AA+	72,717

225	General Electric Capital Corporation	6.875%	1/10/39	AA+	259,256

80	JP Morgan Chase & Company	5.375%	10/01/12	Aa3	86,602

210	JP Morgan Chase & Company	6.000%	1/15/18	Aa3	240,175

90	National Rural Utilities Cooperative Finance Corporation	7.250%	3/01/12	A	97,978
1,145	Total Diversified Financial Services				1,281,895
	Diversified Telecommunication Services – 2.6%

240	AT&T, Inc.	6.800%	5/15/36	A	285,818

140	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	148,400

50	Charter Communications, CCO Holdings LLC	7.250%	10/30/17	B	50,938

190	Cincinnati Bell Inc.	8.750%	3/15/18	B–	186,200

240	Citizens Communications Company	9.000%	8/15/31	BB	257,100

145	Cox Communications, Inc.	5.500%	10/01/15	Baa2	163,357

90	France Telecom	5.375%	7/08/19	A–	105,504

100	Insight Communications, 144A	9.375%	7/15/18	B–	106,750

180	Paetec Holding Corporation	8.875%	6/30/17	B1	189,000

130	Qwest Communications International Inc., 144A	7.125%	4/01/18	Ba2	137,150

215	Telecom Italia Capital	5.250%	10/01/15	BBB	232,270

130	Telefonica Emisiones SAU	4.949%	1/15/15	A–	142,382

260	Verizon Communications	6.250%	4/01/37	A	294,822

75	Windstream Corporation, 144A, (WI/DD)	7.750%	10/15/20	Ba3	75,938
2,185	Total Diversified Telecommunication Services				2,375,629
	Electric Utilities – 0.8%

35	American Electric Power	5.250%	6/01/15	BBB	38,827

20	Carolina Power and Light Company	5.125%	9/15/13	A1	22,225

14	Duke Capital LLC	5.668%	8/15/14	BBB	15,649

105	Duke Energy Corporation	6.250%	1/15/12	A–	112,414

190	Edison Mission Energy	7.625%	5/15/27	B–	128,725

75	Exelon Corporation	4.900%	6/15/15	Baa1	82,289

2	FirstEnergy Corporation	6.450%	11/15/11	Baa3	2,096

5	FirstEnergy Corporation	7.375%	11/15/31	Baa3	5,448

250	Niagara Mohawk Power Company, 144A	3.553%	10/01/14	A–	264,006

10	Progress Energy, Inc.	7.000%	10/30/31	BBB	12,342

5	PSE&G Power LLC	8.625%	4/15/31	Baa1	6,784

50	West Corporation, 144A, (WI/DD)	8.625%	10/01/18	B	50,000
761	Total Electric Utilities				740,805

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Electrical Equipment – 0.0%

$25	Emerson Electric Company	5.250%	10/15/18	A	$29,249
	Electronic Equipment & Instruments – 0.4%

190	Agilent Technologies Inc.	5.500%	9/14/15	BBB–	213,845

120	ViaSystems Inc., 144A	12.000%	1/15/15	B+	131,550
310	Total Electronic Equipment & Instruments				345,395
	Energy Equipment & Services – 1.0%

33	Halliburton Company	5.500%	10/15/10	A	33,042

250	Kinder Morgan Energy Partners, L.P.	6.500%	9/01/39	BBB	271,222

160	Linn Energy LLC Finance Corporation, 144A	7.750%	2/01/21	B	162,200

85	Nabors Industries Inc.	9.250%	1/15/19	BBB	108,932

200	Plains All American Pipeline L.P.	5.750%	1/15/20	BBB–	221,254

50	Rockies Express Pipeline Company, 144A	6.250%	7/15/13	BBB–	54,356

55	Transocean Sedco Inc.	6.000%	3/15/18	BBB	58,586
833	Total Energy Equipment & Services				909,592
	Food & Staples Retailing – 0.6%

165	Kroger Co.	3.900%	10/01/15	BBB	179,277

2	Kroger Co.	7.500%	4/01/31	BBB	2,589

135	Safeway Inc.	6.250%	3/15/14	BBB	155,041

135	Wal-Mart Stores, Inc.	3.200%	5/15/14	AA	144,663

50	Wal-Mart Stores, Inc.	5.800%	2/15/18	AA	60,242
487	Total Food & Staples Retailing				541,812
	Food Products – 0.2%

27	Kellogg Company	7.450%	4/01/31	A3	36,721

85	Kraft Foods Inc.	6.125%	2/01/18	Baa2	100,367
112	Total Food Products				137,088
	Gas Utilities – 0.0%

2	Consolidated Natural Gas Company	5.000%	12/01/14	A–	2,244
	Hotels, Restaurants & Leisure – 0.6%

145	Brunswick Corporation	7.375%	9/01/23	Caa1	122,525

85	McDonald’s Corporation	5.800%	10/15/17	A	103,041

190	MGM Mirage Inc.	5.875%	2/27/14	CCC+	163,400

100	Tricon Global Restaurants Incorporated	8.875%	4/15/11	BBB–	104,171
520	Total Hotels, Restaurants & Leisure				493,137
	Household Durables – 0.4%

155	MDC Holdings Inc.	5.625%	2/01/20	BBB–	152,561

120	Meritage Homes Corporation	7.150%	4/15/20	B+	114,000

115	Norcraft Companies Finance	10.500%	12/15/15	B2	120,750
390	Total Household Durables				387,311
	Household Products – 0.2%

150	Clorox Company	3.550%	11/01/15	BBB+	161,201

20	Procter and Gamble Company	4.850%	12/15/15	AA–	23,104
170	Total Household Products				184,305

Nuveen Investments	35

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial Conglomerates – 0.8%

$300	Textron Inc.	7.250%	10/01/19	BBB–	$355,922

190	Timken Company	6.000%	9/15/14	BBB–	211,453

125	Tyco International Group	6.000%	11/15/13	A–	141,776
615	Total Industrial Conglomerates				709,151
	Insurance – 0.3%

100	Berkshire Hathaway Inc.	5.400%	5/15/18	AA+	114,522

75	MetLife Inc.	7.717%	2/15/19	A–	95,607

55	Prudential Financial Inc.	4.750%	4/01/14	A	59,098
230	Total Insurance				269,227
	IT Services – 0.4%

210	First Data Corporation	9.875%	9/24/15	B–	172,725

70	Fiserv Inc.	6.125%	11/20/12	Baa2	76,429

125	Seagate HDD Cayman, 144A	6.875%	5/01/20	BB+	122,813
405	Total IT Services				371,967
	Machinery – 0.2%

5	Caterpillar Inc.	6.050%	8/15/36	A	6,068

15	Deere & Company	6.950%	4/25/14	A	17,902

150	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	146,250
170	Total Machinery				170,220
	Media – 2.0%

80	Allbritton Communications Company	8.000%	5/15/18	B	80,600

10	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	B	10,650

40	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	B	42,900

340	Comcast Corporation	5.850%	11/15/15	BBB+	394,463

55	Comcast Corporation	6.450%	3/15/37	BBB+	61,302

40	News America, Inc.	6.150%	3/01/37	BBB+	43,215

115	Nielsen Finance LLC Co	11.625%	2/01/14	B	131,100

195	Sinclair Television Group, 144A	9.250%	11/01/17	Ba3	210,113

25	Sinclair Television Group, (WI/DD)	8.375%	10/15/18	B2	25,313

170	Thomson Reuters Corporation	4.700%	10/15/19	A–	188,001

130	Time Warner Cable Inc.	6.200%	7/01/13	BBB	146,545

35	Time Warner Cable Inc.	6.550%	5/01/37	BBB	39,604

210	Time Warner Inc.	4.875%	3/15/20	BBB	228,256

150	TL Acquisitions Inc., 144A	13.250%	7/15/15	CCC+	149,625

25	Walt Disney Company	6.000%	7/17/17	A	30,540

2	Walt Disney Company	7.000%	3/01/32	A	2,628

45	WMG Acquisition Group	9.500%	6/15/16	BB	48,375
1,667	Total Media				1,833,230
	Metals & Mining – 0.5%

45	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	40,331

80	BHP Billiton Finance Limited	5.500%	4/01/14	A+	90,092

95	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	95,950

50	Steel Dynamics, Inc., 144A	7.625%	3/15/20	BB+	52,125

75	Steel Dynamics, Inc.	7.375%	11/01/12	BB+	80,531

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Metals & Mining (continued)

$25	Steel Dynamics, Inc.	7.750%	4/15/16	BB+	$26,125

60	United States Steel Corporation	6.050%	6/01/17	BB	59,775
430	Total Metals & Mining				444,929
	Multi-Line Retail – 1.0%

120	Costco Wholesale Corporation	5.300%	3/15/12	A+	128,057

260	CVS Caremark Corporation	3.250%	5/18/15	BBB+	271,867

8	Federated Department Stores, Inc.	6.900%	4/01/29	BB+	8,140

75	Home Depot, Inc.	5.400%	3/01/16	BBB+	85,495

25	Sears Holding Corporation, 144A, (WI/DD)	6.625%	10/15/18	BB+	25,195

170	Target Corporation	5.375%	5/01/17	A+	198,389

125	Toys R Us Property Company Inc., 144A	10.750%	7/15/17	B+	141,875

50	Visant Corporation, 144A	10.000%	10/01/17	Caa1	52,375
833	Total Multi-Line Retail				911,393
	Multi-Utilities – 0.3%

190	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	188,100

45	Dominion Resources Inc.	6.250%	6/30/12	A–	49,064

16	Pacific Gas and Electric Company	6.050%	3/01/34	A3	18,198

11	Reliant Energy, Centerpoint Energy Inc.	7.750%	2/15/11	BBB	11,275

9	Virginia Electric and Power Company	4.750%	3/01/13	A–	9,741
271	Total Multi-Utilities				276,378
	Oil, Gas & Consumable Fuels – 4.5%

95	Anadarko Petroleum Corporation	7.625%	3/15/14	BBB–	107,586

150	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	165,527

40	Apache Corporation	6.000%	1/15/37	A–	45,524

150	ATP Oil & Gas Corporation, 144A	11.875%	5/01/15	CCC+	130,125

100	BP Capital Markets PLC	3.625%	5/08/14	A	103,533

210	Cenovus Energy Inc., 144A	4.500%	9/15/14	BBB+	231,393

125	Chevron Corporation	3.950%	3/03/14	Aa1	136,798

10	Devon Energy Corporation	7.950%	4/15/32	BBB+	13,593

195	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	212,578

92	Energy XXI Gulf Coast Inc.	16.000%	6/15/14	B+	104,841

170	Enterprise Products Operating Group LLP	4.600%	8/01/12	BBB–	179,113

85	EOG Resources Inc.	5.625%	6/01/19	A–	100,177

110	Exco Resources Inc.	7.500%	9/15/18	B	109,863

100	McMoran Exploration Corporation	11.875%	11/15/14	B	110,500

190	NFR Energy LLC / Finance Corporation, 144A	9.750%	2/15/17	B	190,950

20	Occidental Petroleum Corporation	6.750%	1/15/12	A	21,481

140	Occidental Petroleum Corporation	4.125%	6/01/16	A	156,681

100	Offshore Group Investment Limited, 144A	11.500%	8/01/15	B3	105,500

140	OPTI Canada Inc.	8.250%	12/15/14	B–	107,100

155	RAAM Global Energy Company	12.500%	10/01/15	B	154,419

175	Sabine Pass LNG LP	7.500%	11/30/16	B+	160,563

90	Sandridge Energy Inc.	8.625%	4/01/15	B+	90,450

85	Sandridge Energy Inc., 144A	8.750%	1/15/20	B+	84,575

Nuveen Investments	37

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Oil, Gas & Consumable Fuels (continued)

$510	Shell International Finance BV	4.300%	9/22/19	Aa1	$560,421

115	StatOilHydro ASA	2.900%	10/15/14	Aa2	120,754

245	SunCor Energy Inc.	6.100%	6/01/18	BBB+	287,227

135	Tesoro Petroleum Corporation	6.250%	11/01/12	BB+	140,738

10	Tosco Corporation	8.125%	2/15/30	A1	13,731

10	Valero Energy Corporation	7.500%	4/15/32	BBB	10,935

115	W&T Offshore, Inc., 144A	8.250%	6/15/14	B+	110,975

10	XTO Energy, Inc.	6.250%	4/15/13	AAA	11,317
3,877	Total Oil, Gas & Consumable Fuels				4,078,968
	Paper & Forest Products – 0.2%

190	McClatchy Company	11.500%	2/15/17	B1	203,063

8	Westvaco Corporation	8.200%	1/15/30	BBB	8,772
198	Total Paper & Forest Products				211,835
	Pharmaceuticals – 0.0%

3	Schering-Plough Corporation	6.500%	12/01/33	AA–	3,835
	Real Estate – 0.1%

90	Potlatch Corporation	7.500%	11/01/19	Ba1	92,700
	Road & Rail – 0.2%

18	Burlington Northern Santa Fe Corporation	6.750%	7/15/11	A3	18,880

10	CSX Corporation	5.600%	5/01/17	BBB–	11,447

110	DynCorp International Inc., 144A	10.375%	7/01/17	B1	110,000

17	Norfolk Southern Corporation	7.700%	5/15/17	BBB+	21,756
155	Total Road & Rail				162,083
	Specialty Retail – 0.7%

300	CenturyTel Inc.	6.150%	9/15/19	BBB–	307,403

155	Michael’s Stores	13.000%	11/01/16	CCC	149,963

145	TJX Companies, Inc.	4.200%	8/15/15	A	160,760
600	Total Specialty Retail				618,126
	Tobacco – 0.2%

120	Altria Group Inc.	8.500%	11/10/13	Baa1	143,794
	Trading Companies & Distributors – 0.0%

30	Russel Metals Inc.	6.375%	3/01/14	Ba1	29,775
	Wireless Telecommunication Services – 0.9%

195	Cricket Communications Inc.	10.000%	7/15/15	B–	211,575

202	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	219,790

50	Nokia Corporation	5.375%	5/15/19	A	54,678

60	Rogers Wireless Communications Inc.	6.375%	3/01/14	BBB	69,172

200	Sprint Capital Corporation	6.900%	5/01/19	BB–	201,999

80	Vodafone Group PLC	5.350%	2/27/12	A–	84,760
787	Total Wireless Telecommunication Services				841,974
$22,985	Total Corporate Bonds (cost $22,622,892)				24,553,896

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 33.1%

	U.S. Treasury Bonds/Notes – 33.1%

$190	Tennessee Valley Authority	5.250%	9/15/39	AAA	$221,396

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. Treasury Bonds/Notes (continued)

$1,500	United States of America Treasury Bonds/Notes	4.500%	3/31/12	AAA	$1,594,044

1,400	United States of America Treasury Bonds/Notes	1.375%	4/15/12	AAA	1,422,586

525	United States of America Treasury Bonds/Notes	4.625%	7/31/12	AAA	565,995

1,150	United States of America Treasury Bonds/Notes	1.750%	8/15/12	AAA	1,179,065

250	United States of America Treasury Bonds/Notes	1.375%	9/15/12	AAA	254,639

1,000	United States of America Treasury Bonds/Notes	2.750%	2/28/13	AAA	1,054,610

900	United States of America Treasury Bonds/Notes	3.375%	6/30/13	AAA	969,328

500	United States of America Treasury Bonds/Notes	3.125%	9/30/13	AAA	536,797

5,500	United States of America Treasury Bonds/Notes	2.750%	10/31/13	AAA	5,849,767

1,500	United States of America Treasury Bonds/Notes, (5)	2.625%	12/31/14	AAA	1,598,087

2,000	United States of America Treasury Bonds/Notes	4.500%	2/15/16	AAA	2,320,938

750	United States of America Treasury Bonds/Notes	6.375%	8/15/27	AAA	1,059,727

675	United States of America Treasury Bonds/Notes	5.250%	11/15/28	AAA	852,926

600	United States of America Treasury Bonds/Notes	5.250%	2/15/29	AAA	758,344

450	United States of America Treasury Bonds/Notes	5.375%	2/15/31	AAA	579,445

300	United States of America Treasury Bonds/Notes	4.500%	2/15/36	AAA	345,000

450	United States of America Treasury Bonds/Notes	4.750%	2/15/37	AAA	538,031

900	United States of America Treasury Bonds/Notes	3.500%	2/15/39	AAA	870,890

225	United States of America Treasury Bonds/Notes	4.250%	5/15/39	AAA	247,394

200	United States of America Treasury Bonds/Notes (5)	4.375%	11/15/39	AAA	224,406

425	United States of America Treasury Bonds/Notes	4.625%	2/15/40	AAA	496,652

4,249	United States of America Treasury Inflation Indexed Obligations	1.250%	7/15/20	AAA	4,463,925

1,500	United States of America Treasury Securities, STRIPS (I/O)	0.000%	5/15/12	AAA	1,494,126

105	United States of America Treasury Securities, STRIPS (I/O)	0.000%	8/15/18	AAA	88,077

400	United States of America Treasury Securities, STRIPS (I/O)	0.000%	5/15/32	AAA	173,524

550	United States of America Treasury Securities, STRIPS (P/O)	0.000%	2/15/39	AAA	181,651
$28,194	Total U.S. Government and Agency Obligations (cost $28,873,474)				29,941,370

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 43.5%

	Autos – Asset-Backed Securities – 8.4%

$450	Bank of America Auto Trust	2.670%	7/15/13	AAA	$456,486

300	Bank of America Auto Trust, Series 2009-2A, 144A	2.130%	9/15/13	AAA	303,765

350	Bank of America Auto Trust, Series 2010-1A	1.390%	3/15/14	AAA	353,184

800	BMW Vehicle Owners Trust, Series 2010-A	2.100%	10/25/16	AAA	824,376

425	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AA	425,383

141	Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	AA	148,083

300	Ford Credit Auto Owner Trust 2006B-C	5.680%	6/15/12	AAA	306,495

140	Ford Credit Auto Owner Trust 2008A-3A	3.960%	4/15/12	AAA	141,329

290	Ford Credit Auto Owners Trust	2.930%	11/15/15	AA	300,655

590	Ford Credit Floorplan Master Owner Trust Series 2010-3	4.200%	2/15/17	AAA	641,700

360	Hertz Vehicle Financing LLC Series 2009	4.260%	3/25/14	Aaa	377,910

8	Hyundai Auto Receivables Trust 2007A, Class A3A	5.040%	1/17/12	AAA	8,160

Nuveen Investments	39

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2010

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Autos – Asset-Backed Securities (continued)

$300		Hyundai Auto Receivables Trust 2009A	2.030%	8/15/13	AAA	$304,532

460		Mercedes-Benz Auto Receivables Trust, Series 2010-1	2.140%	8/15/13	AAA	474,592

445		Nissan Auto Receivables Owners Trust 2008-C	5.930%	7/16/12	AAA	453,445

497		Nissan Auto Receivables Owners Trust, Series 2009-1	5.000%	9/15/14	AAA	511,905

420		Toyota Auto Receivables Owner Trust, Class A3, Series 2003B	1.860%	5/16/16	AAA	427,427

1,126		Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	1,162,852
7,402		Total Autos				7,622,279
		Credit Cards – Asset-Backed Securities – 5.0%

72		Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	57,085

850		Chase Issuance Trust Series 2008-A9	4.260%	5/15/13	AAA	870,168

750		CitiBank Credit Card Issuance Trust, Series 2006-A4	5.450%	5/10/13	AAA	772,618

550		CitiBank Credit Card Issuance Trust, Series 2009-A5	2.250%	12/23/14	AAA	566,215

205		Discover Card Master Trust 2008, Class A3	5.100%	10/15/13	AAA	210,183

230		General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2	5.349%	8/11/36	AAA	243,065

850		General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	Aaa	871,439

530		General Electric Master Credit Card Trust, Series 2009-3A	2.540%	9/15/14	AAA	539,604

350		Salomon Brothers Commercial Mortgage Trust Pass-Through Certificates, Series 2002-KEY2	4.865%	3/18/36	AAA	367,425
4,387		Total Credit Cards				4,497,802
		Home Equity – Asset-Backed Secutities – 1.9%

644		Ally Master Owner Trust 2010-3	2.880%	4/15/15	AAA	664,879

350		CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	354,347

648		Government National Mortgage Assocation, Guaranteed REMIC Pass Through Securities and MX Securities Trust 2006-062	4.500%	5/16/38	AAA	684,885

–	(6)	Master Asset Backed Securities Trust 2005-WMC1, Mortgage Pass Through Certificates, Class N-1	4.940%	3/26/35	CC	–
1,642		Total Home Equity				1,704,111
		Other – Asset-Backed Securities – 0.0%

8		SLM Student Loan Trust 2007-7 Class A1	0.638%	10/25/12	AAA	8,334
		Commercial – Mortgage-Backed Securities – 1.5%

350		Banc of America Commercial Mortgage Pass-Through Certificates, Series 2005	4.933%	7/10/45	AAA	371,907

408		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	417,627

500		CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	528,596
1,258		Total Commercial				1,318,130
		Residential – Mortgage-Backed Securities – 26.7%

2,581		Federal National Mortgage Interest Strip Series 366-25	5.000%	10/01/35	AAA	275,625

382		Federal National Mortgage Pool 735060	6.000%	11/01/34	AAA	416,556

155		Federal National Mortgage Pool 735606	4.089%	5/01/35	AAA	159,882

219		Federal National Mortgage Pool 824163	5.500%	4/01/35	AAA	234,555

163		Federal National Mortgage Pool 838948	2.074%	8/01/35	AAA	169,168

155		Federal National Mortgage Pool 905597	6.051%	12/01/36	AAA	167,429

404		Federal National Mortgage Pool 946228	6.199%	9/01/37	AAA	435,639

54		Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	5.884%	1/01/37	AAA	57,259

40	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Residential – Mortgage-Backed Securities (continued)

$97		Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	N/R	$104,860

120		Federal Home Loan Mortgage Corporation, Mortgage Series 2963	5.500%	5/15/28	N/R	121,515

2,000		Federal Home Loan Banks, Discount Notes	1.000%	2/03/11	AAA	1,998,958

133		Federal Home Loan Mortgage Pool 847681	6.156%	12/01/36	AAA	143,708

4,000		Federal National Mortgage Association (MDR) (WI/DD)	5.500%	TBA	AAA	4,303,440

8,720		Federal National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	AAA	9,179,160

6,000		Government National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	AAA	6,389,064

46		Wells Fargo Mortgage Backed Securties, 2005-AR16 Class 3A2	2.921%	10/25/35	AAA	41,555
25,229		Total Residential				24,198,373
$39,926		Total Asset-Backed and Mortgage-Backed Securities (cost $38,789,641)				39,349,029

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		CAPITAL PREFERRED SECURITIES – 0.0%

		Capital Markets – 0.0%

$8		First Union Institutional Capital Securities I	8.040%	12/01/26	A–	$8,147
$8		Total Capital Preferred Securities (cost $8,590)				8,147

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 6.1%

		Colombia – 3.5%

$10		Republic of Colombia	8.250%	12/22/14	BBB–	$12,275

4,820,000	COP	Republic of Colombia	7.750%	4/14/21	BB+	3,147,374
		Total Colombia				3,159,649
		Germany – 1.7%

1,500		KFW Bankegruppe	4.625%	1/20/11	AAA	1,517,067
		Peru – 0.9%

2,050	PEN	Republic of Peru	6.950%	8/12/31	Baa3	777,875
		Total Sovereign Debt (cost $4,920,561)				5,454,591

Principal Amount (000)		Description (1)		Coupon	Maturity	Value
		STRUCTURED NOTES – 0.7%

$650		FDIC Structured Sales Guaranteed Notes, Series 2010-L1A		0.000%	10/25/13	$620,707
$650		Total Structured Notes (cost $607,046)				620,707

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SHORT-TERM INVESTMENTS – 11.5%

		U.S. Government and Agency Obligations – 8.8%

$4,000		Federal Home Loan Mortgage Corporation, Discount Notes	1.000%	11/01/10	AAA	$3,998,481

4,000		Federal National Mortgage Association	0.000%	11/15/10	AAA	3,999,250
8,000		Total U.S. Government and Agency Obligations				7,997,731

Nuveen Investments	41

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Repurchase Agreements – 2.7%

$2,418	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/10, repurchase price $2,417,722, collateralized by $2,350,000 U.S. Treasury Notes, 2.375%, due 3/31/16, value $2,467,500	0.080%	10/01/10	N/A	$2,417,717
	Total Short-Term Investments (cost $10,415,448)				10,415,448
	Total Investments (cost $106,332,242) – 122.1%				110,445,688
	Other Assets Less Liabilities – (22.1)%				(19,962,862)
	Net Assets – 100%				$90,482,826

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at September 30, 2010:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citigroup	Colombian Peso	5,095,200,000	U.S. Dollar	2,813,473	12/15/10	$(14,048)
Morgan Stanley	Euro	820,000	U.S. Dollar	1,053,864	10/18/10	(63,887)
JPMorgan Chase	Peruvian Nuevo Sol	2,101,250	U.S. Dollar	738,317	1/12/11	(15,435)
Morgan Stanley	Pound Sterling	670,000	U.S. Dollar	1,043,126	10/18/10	(9,270)
Deutsche Bank	U.S. Dollar	908,225	Indonesian Rupiah	8,337,504,000	10/01/10	25,949
BNP Paribas	U.S. Dollar	1,104,904	Euro	820,000	10/18/10	12,846
BNP Paribas	U.S. Dollar	1,104,798	Mexican Peso	14,000,000	11/12/10	2,713
HSBC	U.S. Dollar	1,058,695	New Turkish Lira	1,572,367	11/15/10	20,109
Deutsche Bank	U.S. Dollar	580,000	Indian Rupee	26,250,800	12/06/10	(2,202)
Morgan Stanley	U.S. Dollar	1,162,500	South African Rand	8,177,548	12/15/10	(2,494)
RBC	U.S. Dollar	6,264	Swedish Krona	42,971	1/31/11	90
						$(45,629)

Interest Rate Swaps outstanding at September 30, 2010:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Term- ination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	3,600,000	PLN	Pay	6-Month WIBOR	5.340%	Annually	7/06/20	$43,212	$43,212
Credit Suisse	280,000,000	JPY	Pay	6-Month LIBOR-BBA	0.543	Semi-Annually	11/26/11	5,080	5,080
Credit Suisse	468,000,000	JPY	Receive	6-Month LIBOR-BBA	0.793	Semi-Annually	11/26/14	(86,228)	(86,228)
Credit Suisse	188,000,000	JPY	Pay	6-Month LIBOR-BBA	1.406	Semi-Annually	11/26/19	105,426	105,426
Deutsche Bank AG	25,500,000	MXN	Pay	28-Day MXN-TIIE	8.225	28-Day	12/30/19	269,661	269,661
Deutsche Bank AG	5,800,000	ILS	Pay	3-Month TELBOR	4.850	Annually	5/20/20	88,398	88,398
JPMorgan	167,200,000	ZAR	Pay	3-Month JIBAR	6.300	Quarterly	9/20/12	20,182	20,182
JPMorgan	1,452,000,000	CLP	Pay	6-Month CLICP	4.580	Semi-Annually	8/11/14	(20,619)	(20,003)
JPMorgan	4,046,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(101,551)	(101,551)
JPMorgan (4)	9,900,000	BRL	Pay	BRL-CDI	12.000	1/02/17	1/02/17	65,778	65,778
JPMorgan	45,000,000	ZAR	Receive	3-Month JIBAR	7.560	Quarterly	9/20/20	(47,979)	(47,979)
Morgan Stanley	29,500,000	SEK	Receive	3-Month STIBOR	2.535	Annually	5/06/15	(63,103)	(63,103)
Morgan Stanley	2,150,000	CHF	Receive	6-Month LIBOR-BBA	2.358	Annually	4/12/20	(139,123)	(139,123)
RBC	21,940,000	CAD	Receive	3-Month CAD-BA-CDOR	1.650	Semi-Annually	7/23/12	(90,828)	(90,828)
RBC	5,000,000	CAD	Pay	3-Month CAD-BA-CDOR	3.460	Semi-Annually	7/23/20	273,389	273,389
UBS AG	74,000,000	MXN	Pay	28-Day MXN-TIIE	5.270	28-Day	9/06/12	5,209	5,209
UBS AG	135,000,000	MXN	Receive	28-Day MXN-TIIE	5.960	28-Day	9/03/15	(50,098)	(50,098)
UBS AG	46,100,000	CZK	Receive	6-Month PRIBOR	3.000	Annually	6/21/20	(117,587)	(117,587)
UBS AG	61,000,000	MXN	Pay	28-Day MXN-TIIE	6.600	28-Day	8/27/20	44,267	44,267
									$204,102
*	Annualized.

42	Nuveen Investments

Investments in Derivatives (continued)

Credit Default Swaps outstanding at September 30, 2010:

Counterparty	Referenced Entity	Buy/Sell Protection (9)	Current Credit Spread (8)	Notional Amount	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America	Boyd Gaming Corporation	Sell	10.34%	$200,000	5.000%	3/20/15	$(32,677)	$13,323
Goldman Sachs	K. Hovnanian Enterprises, Inc.	Sell	16.75	190,000	5.000	6/20/14	(51,181)	(20,781)
Goldman Sachs	Ford Motor Company	Sell	4.59	240,000	5.000	6/20/15	4,265	21,065
JPMorgan	DJ Investment Grade CDX	Sell	.94	1,500,000	1.000	12/20/14	4,201	(11,336)
JPMorgan	DJ High Yield CDX	Buy	5.23	2,000,000	5.000	6/20/15	15,081	(109,919)
UBS AG	Freescale Semiconductor, Inc.	Sell	9.76	140,000	5.000	6/20/15	(21,530)	5,070
								$(102,578)
*	Annualized.

Futures Contracts outstanding at September 30, 2010:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 2-Year Treasury Note	Long	30	12/10	$6,584,531	$379
U.S. 5-Year Treasury Note	Short	(225)	12/10	(27,195,117)	(7,706)
U.S. 10-Year Treasury Note	Long	134	12/10	16,890,281	1,957
U.S. 30-Year Treasury Bond	Long	1	12/10	133,719	122
					$(5,248)

Nuveen Investments	43

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2010

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Principal Amount (000) rounds to less than $1,000.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(9)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

N/R	Not rated.

N/A	Not applicable.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

I/O	Interest only investment.

P/O	Principal only investment.

MDR	Denotes investment is subject to dollar roll transactions.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Koruna

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

PEN	Peruvian Nuevo Sol

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

BRL-CDI	Brazilian Average Overnight Inter-Bank Deposit Offered Rate

CAD-BA-CDOR	Canadian Dollar-Bankers Acceptance-Canadian Deposit Offered Rate

CLICP	Sinacofi Chile Inter-Bank Rate Average

JIBAR	Johannesburg Inter-Bank Agreed Rate

KRW-CD-KSDA	Korean Won-Certificates of Deposit-Korean Securities Dealers Association

LIBOR-BBA	London Inter-Bank Offered Rate-British Bankers’ Association

MXN-TIIE	Mexican Peso Inter-Bank Equilibrium Interest Rate

PRIBOR	Prague Inter-Bank Offered Rate

STIBOR	Stockholm Inter-Bank Offered Rate

TELBOR	Tel-Aviv Inter-Bank Offered Rate

WIBOR	Warsaw Inter-Bank Offered Rate

See accompanying notes to financial statements.

44	Nuveen Investments

Portfolio of Investments

Nuveen High Yield Bond Fund

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 0.9%

	Diversified Telecommunication Services – 0.9%

$1,354	Qwest Communications International Inc.	7.500%	2/15/14	Ba2	$1,387,850
$1,354	Total Convertible Bonds (cost $1,280,754)				1,387,850

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 94.8%

	Aerospace & Defense – 3.1%

$2,600	Global Aviation Holdings, 144A	14.000%	8/15/13	BB–	$2,795,000

1,670	Kratos Defense & Security Solutions Inc.	10.000%	6/01/17	B+	1,778,550
4,270	Total Aerospace & Defense				4,573,550
	Auto Components – 4.8%

2,480	American & Axle Manufacturing Inc.	7.875%	3/01/17	B–	2,470,700

1,690	ArvinMeritor Inc.	10.625%	3/15/18	Caa1	1,880,125

2,510	Lear Corporation	7.875%	3/15/18	BB+	2,673,150
6,680	Total Auto Components				7,023,975
	Building Products – 1.6%

425	Dayton Superior Corporation, (3) (4)	13.000%	6/15/11	Caa3	63,750

2,330	Ryland Group Inc.	6.625%	5/01/20	BB–	2,265,925
2,755	Total Building Products				2,329,675
	Chemicals – 2.6%

2,495	CF Industries Inc.	6.875%	5/01/18	BB+	2,691,481

1,050	Methanex Corporation	8.750%	8/15/12	BBB–	1,118,250
3,545	Total Chemicals				3,809,731
	Commercial Services & Supplies – 6.1%

2,110	Browning Ferris-Allied Waste	9.250%	5/01/21	BBB	2,700,102

2,555	Geokinetics Holdings Inc., 144A	9.750%	12/15/14	B–	2,248,400

1,670	PHI Inc., 144A	8.625%	10/15/18	B+	1,649,125

2,205	West Corporation	11.000%	10/15/16	B–	2,353,838
8,540	Total Commercial Services & Supplies				8,951,465
	Communications Equipment – 0.2%

250	MetroPCS Wireless Inc.	7.875%	9/01/18	B	258,750
	Consumer Finance – 1.1%

1,555	Provident Funding Associates, 144A	10.250%	4/15/17	Ba3	1,609,425
	Containers & Packaging – 3.4%

1,955	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	1,676,413

1,410	Rock-Tenn Company	5.625%	3/15/13	BBB–	1,448,775

1,900	Tekni-Plex Inc.	10.875%	8/15/12	N/R	1,824,000
5,265	Total Containers & Packaging				4,949,188
	Diversified Telecommunication Services – 10.0%

2,510	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	2,660,600

840	Charter Communications, CCO Holdings LLC	7.250%	10/30/17	B	855,750

2,330	Cincinnati Bell Inc.	8.750%	3/15/18	B–	2,283,400

2,960	Citizens Communications Company	9.000%	8/15/31	BB	3,170,900

1,650	Insight Communications, 144A	9.375%	7/15/18	B–	1,761,375

Nuveen Investments	45

Portfolio of Investments

Nuveen High Yield Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Telecommunication Services (continued)

$2,515	Paetec Holding Corporation	8.875%	6/30/17	B1	$2,640,750

50	Qwest Communications International Inc., 144A	7.125%	4/01/18	Ba2	52,750

1,250	Windstream Corporation, 144A, (WI/DD)	7.750%	10/15/20	Ba3	1,265,625
14,105	Total Diversified Telecommunication Services				14,691,150
	Electric Utilities – 1.6%

2,330	Edison Mission Energy	7.625%	5/15/27	B–	1,578,575

835	West Corporation, 144A, (WI/DD)	8.625%	10/01/18	B	835,000
3,165	Total Electric Utilities				2,413,575
	Electronic Equipment & Instruments – 1.6%

2,200	ViaSystems Inc., 144A	12.000%	1/15/15	B+	2,411,750
	Energy Equipment & Services – 1.7%

2,480	Linn Energy LLC Finance Corporation, 144A	7.750%	2/01/21	B	2,514,100
	Hotels, Restaurants & Leisure – 2.8%

1,790	Brunswick Corporation	7.375%	9/01/23	Caa1	1,512,550

3,075	MGM Mirage Inc.	5.875%	2/27/14	CCC+	2,644,500
4,865	Total Hotels, Restaurants & Leisure				4,157,050
	Household Durables – 2.5%

1,550	Meritage Homes Corporation	7.150%	4/15/20	B+	1,472,500

2,050	Norcraft Companies Finance	10.500%	12/15/15	B2	2,152,500
3,600	Total Household Durables				3,625,000
	IT Services – 2.9%

3,420	First Data Corporation	9.875%	9/24/15	B–	2,812,950

1,550	Seagate HDD Cayman, 144A	6.875%	5/01/20	BB+	1,522,875
4,970	Total IT Services				4,335,825
	Machinery – 2.0%

3,016	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	2,940,600
	Media – 7.7%

1,050	Allbritton Communications Company	8.000%	5/15/18	B	1,057,875

170	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	B	181,050

645	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	B	691,763

2,315	Nielsen Finance LLC Co	11.625%	2/01/14	B	2,639,100

2,360	Sinclair Television Group, 144A	9.250%	11/01/17	Ba3	2,542,900

420	Sinclair Television Group, (WI/DD)	8.375%	10/15/18	B2	425,250

2,575	TL Acquisitions Inc., 144A	13.250%	7/15/15	CCC+	2,568,563

1,215	WMG Acquisition Group	9.500%	6/15/16	BB	1,306,125
10,750	Total Media				11,412,626
	Metals & Mining – 4.3%

1,945	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	1,743,207

1,640	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	1,656,400

800	Steel Dynamics, Inc., 144A	7.625%	3/15/20	BB+	834,000

1,455	Steel Dynamics, Inc.	7.375%	11/01/12	BB+	1,562,306

580	Steel Dynamics, Inc.	7.750%	4/15/16	BB+	606,100
6,420	Total Metals & Mining				6,402,013

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Multi-Line Retail – 2.9%

$420	Sears Holding Corporation, 144A, (WI/DD)	6.625%	10/15/18	BB+	$423,280

2,655	Toys R Us Property Company Inc., 144A	10.750%	7/15/17	B+	3,013,425

830	Visant Corporation, 144A	10.000%	10/01/17	Caa1	869,425
3,905	Total Multi-Line Retail				4,306,130
	Multi-Utilities – 1.6%

2,335	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	2,311,650
	Oil, Gas & Consumable Fuels – 17.4%

2,490	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	2,747,755

2,485	ATP Oil & Gas Corporation, 144A	11.875%	5/01/15	CCC+	2,155,738

1,609	Energy XXI Gulf Coast Inc.	16.000%	6/15/14	B+	1,834,471

1,650	Exco Resources Inc.	7.500%	9/15/18	B	1,647,938

1,665	McMoran Exploration Corporation	11.875%	11/15/14	B	1,839,825

2,335	NFR Energy LLC / Finance Corporation, 144A	9.750%	2/15/17	B	2,346,675

1,660	Offshore Group Investment Limited, 144A	11.500%	8/01/15	B3	1,751,300

2,322	OPTI Canada Inc.	8.250%	12/15/14	B–	1,776,330

2,495	RAAM Global Energy Company	12.500%	10/01/15	B	2,485,644

2,817	Sabine Pass LNG LP	7.500%	11/30/16	B+	2,584,598

1,715	Sandridge Energy Inc.	8.625%	4/01/15	B+	1,723,575

650	Sandridge Energy Inc., 144A	8.750%	1/15/20	B+	646,750

2,180	W&T Offshore, Inc., 144A	8.250%	6/15/14	B+	2,103,700
26,073	Total Oil, Gas & Consumable Fuels				25,644,299
	Paper & Forest Products – 1.7%

2,335	McClatchy Company	11.500%	2/15/17	B1	2,495,531
	Real Estate – 1.2%

1,685	Potlatch Corporation	7.500%	11/01/19	Ba1	1,735,550
	Road & Rail – 1.3%

1,860	DynCorp International Inc., 144A	10.375%	7/01/17	B1	1,860,000
	Specialty Retail – 1.3%

1,940	Michael’s Stores	13.000%	11/01/16	CCC	1,876,950
	Trading Companies & Distributors – 1.5%

2,230	Russel Metals Inc.	6.375%	3/01/14	Ba1	2,213,274
	Wireless Telecommunication Services – 5.9%

2,325	Cricket Communications Inc.	10.000%	7/15/15	B–	2,522,624

2,486	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	2,706,904

3,380	Sprint Capital Corporation	6.900%	5/01/19	BB–	3,413,799
8,191	Total Wireless Telecommunication Services				8,643,327
$138,985	Total Corporate Bonds (cost $131,559,384)				139,496,159

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.2%

	U.S. Treasury Bonds/Notes – 2.2%

$2,500	United States of America Treasury Notes/Bonds (5)	1.000%	7/31/11	AAA	$2,515,527

155	United States of America Treasury Notes/Bonds (5)	3.375%	6/30/13	AAA	166,940

500	United States of America Treasury Notes/Bonds (5)	1.500%	12/31/13	AAA	512,539
$3,155	Total U.S. Government and Agency Obligations (cost $3,163,722)				3,195,006

Nuveen Investments	47

Portfolio of Investments

Nuveen High Yield Bond Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.6%

$5,326	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/10, repurchase price $5,325,706, collateralized by $5,175,000 U.S. Treasury Notes, 2.375%, due 3/31/16, value $5,433,750	0.080%	10/01/10	$5,325,694
	Total Short-Term Investments (cost $5,325,694)			5,325,694
	Total Investments (cost $141,329,554) – 101.5%			149,404,709
	Other Assets Less Liabilities – (1.5)%			(2,259,293)
	Net Assets – 100%			$147,145,416

Investments in Derivatives

Credit Default Swaps outstanding at September 30, 2010:

Counterparty	Referenced Entity	Buy/Sell Protection (7)	Current Credit Spread (6)	Notional Amount	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America	Boyd Gaming Corporation	Sell	10.34%	$3,200,000	5.000%	3/20/15	$(522,840)	$213,160
Credit Suisse	Dynegy Holdings Inc.	Sell	8.91	1,000,000	5.000	3/20/14	(104,370)	35,630
Goldman Sachs	K. Hovnanian Enterprises, Inc.	Sell	16.75	2,350,000	5.000	6/20/14	(633,025)	(257,025)
Goldman Sachs	Ford Motor Company	Sell	4.59	4,215,000	5.000	6/20/15	74,910	369,960
UBS AG	Freescale Semiconductor, Inc.	Sell	9.76	2,530,000	5.000	6/20/15	(389,083)	91,617
								$453,342
*	Annualized.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(7)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

48	Nuveen Investments

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 2.9%

	Communications Equipment – 1.7%

$450	Ciena Corporation, Convertible Bond	0.250%	5/01/13	B	$403,875
	Multi-Line Retail – 0.8%

200	Saks, Inc., Convertible Bonds	2.000%	3/15/24	B+	185,750
	Semiconductors & Equipment – 0.4%

95	Advanced Micro Devices, Inc., Convertible Bonds, 144A	6.000%	5/01/15	B+	93,931
$745	Total Convertible Bonds (cost $680,448)				683,556

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 66.6%

	Aerospace & Defense – 2.6%

$500	BE Aerospace Inc.	6.875%	10/01/20	BB	$512,500

100	Esterline Technologies Corp., 144A	7.000%	8/01/20	BB	104,000
600	Total Aerospace & Defense				616,500
	Auto Components – 2.2%

500	Tenneco Inc.	7.750%	8/15/18	B	515,000
	Capital Markets – 1.3%

300	Energy Future Intermediate Holding Company LLC	10.000%	12/01/20	B+	299,225
	Chemicals – 6.1%

500	Ferro Corporation	7.875%	8/15/18	B	521,252

200	Hexion US Finance Corporation	8.875%	2/01/18	B3	197,000

200	Phibro Animal Health Corporation, 144A	9.250%	7/01/18	B	208,000

500	PolyOne Corporation	7.375%	9/15/20	Ba3	516,877
1,400	Total Chemicals				1,443,129
	Commercial Services & Supplies – 1.1%

250	International Lease Finance Corporation, 144A	8.625%	9/15/15	BB+	268,125
	Containers & Packaging – 0.9%

250	Solo Cup Company	8.500%	2/15/14	Caa2	215,625
	Communications Equipment – 0.8%

200	Avaya Inc.	10.125%	11/01/15	CCC+	190,500
	Diversified Financial Services – 4.0%

500	Ally Financial Inc.	7.500%	9/15/20	B	535,002

400	CIT Group Inc.	7.000%	5/01/17	B+	393,500
900	Total Diversified Financial Services				928,502
	Diversified Telecommunication Services – 2.0%

200	Insight Communications, 144A	9.375%	7/15/18	B–	213,500

250	Windstream Corporation, 144A	8.125%	9/01/18	Ba3	260,000
450	Total Diversified Telecommunication Services				473,500
	Electric Utilities – 1.8%

400	Calpine Corporation, 144A	7.875%	7/31/20	B+	413,000
	Electrical Equipment – 0.8%

200	Energy Future Holdings	10.000%	1/15/20	B+	199,552
	Electronic Equipment & Instruments – 1.1%

250	Advanced Micro Devices, Inc., 144A	7.750%	8/01/20	Ba3	259,375

Nuveen Investments	49

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Food & Staples Retailing – 2.2%

$500	Rite Aid Corporation, 144A	8.000%	8/15/20	B+	$510,000
	Food Products – 0.9%

200	Michael Foods Inc., 144A	9.750%	7/15/18	B–	215,000
	Health Care Providers & Services – 5.2%

200	Capella Healthcare Inc., 144A	9.250%	7/01/17	B	214,500

250	Select Medical Corporation	7.625%	2/01/15	B–	245,313

250	Skilled Healthcare Group Inc.	11.000%	1/15/14	Caa1	253,750

500	UHS Escrow Corporation, 144A	7.000%	10/01/18	B+	518,752
1,200	Total Health Care Providers & Services				1,232,315
	Hotels, Restaurants & Leisure – 7.1%

250	CCM Merger Inc., 144A	8.000%	8/01/13	CCC+	230,000

70	CKE Restaurant Inc., 144A	11.375%	7/15/18	B	72,100

200	Harrah’s Operating Company, Inc.	11.250%	6/01/17	B	220,000

200	Pinnacle Entertainment Inc., 144A	8.750%	5/15/20	B	198,000

500	Scientific Games Corporation	8.125%	9/15/18	BB–	512,500

400	Wynn Las Vegas LLC Corporation, 144A	7.750%	8/15/20	BB+	424,000
1,620	Total Hotels, Restaurants & Leisure				1,656,600
	Household Products – 0.9%

200	Central Garden & Pet Company	8.250%	3/01/18	B	205,250
	Internet Software & Services – 0.3%

95	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	67,450
	IT Services – 2.0%

250	Fidelity National Information Services Inc., 144A	7.875%	7/15/20	Ba2	270,625

200	Seagate HDD Cayman, 144A	6.875%	5/01/20	BB+	196,500
450	Total IT Services				467,125
	Machinery – 2.1%

250	Accuride Corporation, 144A	9.500%	8/01/18	B	263,750

200	Case New Holland Inc., 144A	7.875%	12/01/17	BB+	218,250
450	Total Machinery				482,000
	Media – 5.5%

500	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC–	392,500

400	Entravision Communications Corporation, 144A	8.750%	8/01/17	B1	410,000

500	Nielsen Finance LLC Co., (WI/DD)	7.750%	10/15/18	B	496,335
1,400	Total Media				1,298,835
	Metals & Mining – 0.6%

200	Edgen Murray Corporation	12.250%	1/15/15	B–	145,499
	Multi-Line Retail – 0.9%

200	Neiman Marcus Group Inc., Term Loan	9.000%	10/15/15	B–	208,749
	Multi-Utilities – 1.1%

250	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	247,499
	Oil, Gas & Consumable Fuels – 5.7%

400	Chaparral Energy Inc.	8.500%	12/01/15	B+	390,999

200	Chaparral Energy Inc.	8.875%	2/01/17	B+	195,499

250	Western Refining Inc., 144A	10.750%	6/15/14	BB–	238,749

500	Whiting Petroleum Corporation	6.500%	10/01/18	BB	513,749
1,350	Total Oil, Gas & Consumable Fuels				1,338,996

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Pharmaceuticals – 2.2%

$500	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	$512,499
	Semiconductors & Equipment – 2.9%

200	Amkor Technology Inc., 144A	7.375%	5/01/18	BB–	203,499

500	NXP BV	3.276%	10/15/13	CCC+	474,374
700	Total Semiconductors & Equipment				677,873
	Wireless Telecommunication Services – 2.3%

500	Clearwire Communications Finance	12.000%	12/01/15	B–	542,501
$15,515	Total Corporate Bonds (cost $15,153,342)				15,630,224

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 24.2% (4)

	Airlines – 2.0%

$249	Delta Air Lines, Inc., Term Loan	5.250%	4/30/14	B	$234,724

248	United Air Lines Inc., Delayed Draw Term Loan	8.625%	2/01/14	B+	234,336
497	Total Airlines				469,060
	Auto Components – 1.1%

250	United Components Inc., Term Loan	5.250%	9/20/40	B	252,265
	Automobiles – 1.0%

232	Ford Motor Company, Term Loan	5.250%	12/16/13	Ba2	228,004
	Communications Equipment – 0.9%

249	Avaya Inc., Term Loan	5.250%	10/26/14	B+	220,993
	Containers & Packaging – 2.2%

167	Graham Packaging Company LP, Term Loan, (WI/DD)	TBD	TBD	B+	168,177

50	Reynolds Group Term Loan A, (WI/DD)	TBD	TBD	BB	50,093

300	Reynolds Group Term Loan D, (WI/DD)	TBD	TBD	BB	301,803
517	Total Containers & Packaging				520,073
	Diversified Financial Services – 1.5%

350	Pinafore LLC, Term Loan B, (WI/DD)	TBD	TBD	BB	353,608
	Food Products – 3.4%

300	NBTY Inc, Term Loan B, (WI/DD)	TBD	TBD	Ba3	303,482

500	Pierre Foods Inc., Term Loan, (WI/DD)	TBD	TBD	B+	495,000
800	Total Food Products				798,482
	Health Care Providers & Services – 3.8%

400	MultiPlan, Inc., Term Loan	5.250%	8/17/40	Ba3	400,951

249	Skilled Healthcare Group Inc., Term Loan	5.250%	7/08/40	B1	240,724

250	Universal Health Services Term Loan, (WI/DD)	TBD	TBD	BB+	251,465
899	Total Health Care Providers & Services				893,140
	IT Services – 0.9%

239	First Data Corporation, Term Loan B-2	6.250%	9/24/14	Ba3	210,819
	Media – 1.9%

449	Interactive Data Term Loan B	5.250%	7/13/40	Ba3	455,280
	Multi-Line Retail – 0.8%

189	Neiman Marcus Group Inc., Term Loan	6.475%	4/06/13	Baa2	183,834

Nuveen Investments	51

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund (continued)

September 30, 2010

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value
	Pharmaceuticals – 1.7%

$98	Warner Chilcott Corporation, Term Loan	5.250%	8/23/40	Ba3	$98,609

302	Warner Chilcott PLC, Term Loan A	5.250%	10/15/39	BB+	303,686
400	Total Pharmaceuticals				402,295
	Road & Rail – 1.1%

250	Swift Transportation Company, Inc., Term Loan	5.750%	5/10/14	B–	244,764
	Specialty Retail – 1.9%

247	Burlington Coat Factory Warehouse Corporation, Term Loan	7.160%	5/28/13	B3	238,053

200	Michaels Stores, Inc., Term Loan	5.250%	11/10/39	B	196,473
447	Total Specialty Retail				434,526
$5,768	Total Variable Rate Senior Loan Interests (cost $5,587,663)				5,667,143

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 14.6%

$3,419	Repurchase Agreement with State Street Bank, dated 9/30/10, repurchase price $3,419,222, collateralized by $3,260,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $3,490,482		0.080%	10/01/10	$3,419,214
	Total Short-Term Investments (cost $3,419,214)				3,419,214
	Total Investments (cost $24,840,667) – 108.3%				25,400,137
	Other Assets Less Liabilities – (8.3)%				(1,944,284)
	Net Assets – 100%				$23,455,853

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.

Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of Assets and Liabilities

September 30, 2010

	Short Duration	Multi-Strategy Core Bond	High Yield	Symphony Credit Opportunities
Assets
Investments, at value (cost $178,328,592, $95,916,794, $136,003,860 and $21,421,453, respectively)	$183,787,280	$100,030,240	$144,079,015	$21,980,923
Short-term investments (at cost, which approximates value)	1,012,449	10,415,448	5,325,694	3,419,214
Cash	—	—	—	3,035
Cash denominated in foreign currencies (cost $68,643, $28,594, $0 and $0, respectively)	71,209	29,663	—	—
Unrealized appreciation on forward foreign currency exchange contracts	142,044	61,707	—	—
Unrealized appreciation on interest rate swaps	1,536,048	608,110	—	—
Unrealized appreciation on credit default swaps	94,924	18,677	453,342	—
Credit default swaps premiums paid	270,716	140,537	—	—
Receivables:
Due from broker (net of amounts deemed uncollectible of $14,342, $7,996, $0 and $0, respectively)	51,088	82,768	—	—
Interest	1,470,506	789,127	2,826,771	225,433
Investments sold	1,600,168	5,348,858	—	645
Paydowns	—	5,136	—	—
Shares sold	591,429	482,076	759,470	553,246
Variation margin on futures contracts	16,566	—	—	—
Other assets	9	—	—	—
Total assets	190,644,436	118,012,347	153,444,292	26,182,496
Liabilities
Cash overdraft	49,674	81,979	—	—
Unrealized depreciation on forward foreign currency exchange contracts	223,467	107,336	—	—
Unrealized depreciation on interest rate swaps	1,011,613	404,008	—	—
Unrealized depreciation on credit default swaps	2,475	121,255	—	—
Interest rate swaps premiums received	1,975	616	—	—
Credit default swaps premiums received	568,012	119,800	2,027,750	—
Payables:
Due to broker	230,000	—	374,411	—
Dividends	220,457	139,545	384,966	28,203
Investments purchased	374,284	26,050,921	2,918,981	2,606,161
Shares redeemed	341,029	284,263	209,449	40,675
Variation margin on futures contracts	—	5,169	—	—
Accrued expenses:
Management fees	52,895	19,428	105,682	15,221
12b-1 distribution and service fees	57,188	25,824	36,855	2,387
Other	199,882	169,377	240,782	33,996
Total liabilities	3,332,951	27,529,521	6,298,876	2,726,643
Net assets	$187,311,485	$90,482,826	$147,145,416	$23,455,853
Class A Shares
Net assets	$76,628,800	$32,191,183	$36,443,421	$4,436,477
Shares outstanding	3,865,865	1,515,026	2,089,772	217,230
Net asset value per share	$19.82	$21.25	$17.44	$20.42
Offering price per share (net asset value per share plus maximum sales charge of 2.00%, 3.75%, 4.75% and 4.75%, respectively, of offering price)	$20.23	$22.08	$18.31	$21.44
Class B Shares
Net assets	N/A	$2,383,010	$1,567,015	N/A
Shares outstanding	N/A	111,568	89,953	N/A
Net asset value and offering price per share	N/A	$21.36	$17.42	N/A
Class C Shares
Net assets	$50,186,839	$21,084,973	$35,015,964	$1,358,535
Shares outstanding	2,528,869	990,054	2,012,806	66,579
Net asset value and offering price per share	$19.85	$21.30	$17.40	$20.40
Class R3 Shares
Net assets	$873,514	$237,700	$144,886	$1,275,931
Shares outstanding	44,107	11,183	8,317	62,500
Net asset value and offering price per share	$19.80	$21.25	$17.42	$20.41
Class I Shares
Net assets	$59,622,332	$34,585,960	$73,974,130	$16,384,910
Shares outstanding	3,014,067	1,629,046	4,246,109	801,977
Net asset value and offering price per share	$19.78	$21.23	$17.42	$20.43
Net Assets Consist of:
Capital paid-in	$184,956,608	$85,575,444	$145,595,364	$22,803,165
Undistributed (Over-distribution of) net investment income	(1,484,406)	(516,562)	(335,874)	(28,720)
Accumulated net realized gain (loss)	(1,924,265)	1,260,544	(6,642,571)	121,938
Net unrealized appreciation (depreciation)	5,763,548	4,163,400	8,528,497	559,470
Net assets	$187,311,485	$90,482,826	$147,145,416	$23,455,853
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Per value per share	$0.01	$0.01	$0.01	$0.01

N/A – Short Duration and Symphony Credit Opportunities do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Operations

Year Ended September 30, 2010

	Short Duration	Multi-Strategy Core Bond	High Yield	Symphony* Credit Opportunities
Investment Income	$5,122,559	$3,227,689	$14,226,610	$326,881
Expenses
Management fees	635,852	335,635	863,921	32,509
12b-1 service fees – Class A	176,613	59,311	89,543	2,503
12b-1 distribution and service fees – Class B	N/A	24,622	16,199	N/A
12b-1 distribution and service fees – Class C	400,516	160,159	332,738	5,334
12b-1 distribution and service fees – Class R3	3,922	1,033	689	2,643
Shareholders’ servicing agent fees and expenses	97,776	39,935	166,222	173
Custodian’s fees and expenses	103,678	95,928	43,663	3,143
Trustees’ fees and expenses	4,277	1,765	3,738	75
Professional fees	44,617	39,834	43,967	27,213
Shareholders’ reports – printing and mailing expenses	56,343	26,406	80,418	2,731
Federal and state registration fees	109,150	83,175	108,279	3,110
Other expenses	21,418	28,097	61,458	2,129
Total expenses before custodian fee credit and expense reimbursement	1,654,162	895,900	1,810,835	81,563
Custodian fee credit	(78)	(28)	(295)	(35)
Expense reimbursement	(191,048)	(212,461)	(163,961)	(28,250)
Net expenses	1,463,036	683,411	1,646,579	53,278
Net investment income	3,659,523	2,544,278	12,580,031	273,603
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	2,086,606	2,255,898	16,797,698	124,820
Forward foreign currency exchange contracts	22,777	(72,221)	—	—
Futures contracts	(2,328,438)	(436,947)	—	—
Options written	20,160	12,096	—	—
Swaps	198,509	(344,998)	(79,470)	—
Swaptions written	10,130	5,559	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,868,064	1,949,676	(5,683,655)	559,470
Forward foreign currency exchange contracts	(45,169)	(6,777)	—	—
Futures contracts	(109,828)	24,994	—	—
Options written	(19,500)	(11,700)	—	—
Swaps	533,943	622,286	1,196,431	—
Swaptions written	25,200	12,600	—	—
Net realized and unrealized gain (loss)	3,262,454	4,010,466	12,231,004	684,290
Net increase (decrease) in net assets from operations	$6,921,977	$6,554,744	$24,811,035	$957,893

* For the period April 28, 2010 (commencement of operations) through September 30, 2010.

N/A – Short Duration and Symphony Credit Opportunities do not offer Class B Shares.

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of Changes in Net Assets

	Short Duration		Multi-Strategy Core Bond		High Yield		Symphony Credit Opportunities
	Year Ended 9/30/10	Year Ended 9/30/09	Year Ended 9/30/10	Year Ended 9/30/09	Year Ended 9/30/10	Year Ended 9/30/09	For the Period 4/28/10 (commencement of operations) through 9/30/10
Operations
Net investment income	$3,659,523	$1,656,399	$2,544,278	$2,137,186	$12,580,031	$12,247,648	$273,603
Net realized gain (loss) from:
Investments and foreign currency	2,086,606	165,510	2,255,898	2,209,681	16,797,698	(9,819,964)	124,820
Forward foreign currency exchange contracts	22,777	(194)	(72,221)	69,336	—	—	—
Futures contracts	(2,328,438)	431,456	(436,947)	5,743	—	245,299	—
Options written	20,160	11,152	12,096	16,728	—	—	—
Swaps	198,509	(280,031)	(344,998)	(846,410)	(79,470)	(12,564,076)	—
Swaptions written	10,130	(124,234)	5,559	(156,462)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,868,064	2,912,957	1,949,676	2,570,820	(5,683,655)	23,210,400	559,470
Forward foreign currency exchange contracts	(45,169)	(117,620)	(6,777)	(172,312)	—	—	—
Futures contracts	(109,828)	(171,727)	24,994	(95,104)	—	(14,152)	—
Options written	(19,500)	19,500	(11,700)	11,700	—	—	—
Swaps	533,943	206,176	622,286	(218,663)	1,196,431	4,373,617	—
Swaptions written	25,200	(29,395)	12,600	(22,442)	—	—	—
Net increase (decrease) in net assets from operations	6,921,977	4,679,949	6,554,744	5,509,801	24,811,035	17,678,772	957,893
Distributions to Shareholders
From undistributed net investment income:
Class A	(2,625,472)	(1,239,633)	(1,190,698)	(602,256)	(2,955,101)	(2,371,574)	(58,974)
Class B	N/A	N/A	(105,619)	(90,074)	(122,514)	(140,140)	N/A
Class C	(1,197,500)	(545,395)	(687,333)	(238,878)	(2,522,196)	(1,801,579)	(25,924)
Class R3	(27,140)	(15,588)	(9,853)	(6,877)	(11,145)	(9,511)	(27,750)
Class I	(2,178,774)	(811,528)	(1,415,010)	(1,445,316)	(6,476,954)	(7,086,325)	(198,035)
From accumulated net realized gains:
Class A	—	—	(16,696)	(125,105)	—	—	—
Class B	N/A	N/A	(2,306)	(21,683)	—	—	N/A
Class C	—	—	(12,323)	(38,816)	—	—	—
Class R3	—	—	(171)	(1,602)	—	—	—
Class I	—	—	(20,397)	(442,996)	—	—	—
Return of capital:
Class A	(167,732)	—	—	—	—	(496,961)	—
Class B	N/A	N/A	—	—	—	(33,282)	N/A
Class C	(76,504)	—	—	—	—	(414,306)	—
Class R3	(1,734)	—	—	—	—	(2,079)	—
Class I	(139,195)	—	—	—	—	(1,450,408)	—
Decrease in net assets from distributions to shareholders	(6,414,051)	(2,612,144)	(3,460,406)	(3,013,603)	(12,087,910)	(13,806,165)	(310,683)
Fund Share Transactions
Proceeds from sale of shares	187,057,409	102,074,997	61,002,744	34,724,796	67,376,338	113,340,687	22,696,185
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,227,482	1,205,766	1,789,255	1,021,299	6,859,306	7,527,982	198,317
	190,284,891	103,280,763	62,791,999	35,746,095	74,235,644	120,868,669	22,894,502
Cost of shares redeemed	(101,120,898)	(41,230,133)	(23,581,255)	(50,439,988)	(123,964,115)	(63,599,542)	(85,859)
Net increase (decrease) in net assets from Fund share transactions	89,163,993	62,050,630	39,210,744	(14,693,893)	(49,728,471)	57,269,127	22,808,643
Capital contribution from Adviser	—	27,589	—	—	—	—	—
Net increase (decrease) in net assets	89,671,919	64,146,024	42,305,082	(12,197,695)	(37,005,346)	61,141,734	23,455,853
Net assets at the beginning of period	97,639,566	33,493,542	48,177,744	60,375,439	184,150,762	123,009,028	—
Net assets at the end of period	$187,311,485	$97,639,566	$90,482,826	$48,177,744	$147,145,416	$184,150,762	$23,455,853
Undistributed (Over-distribution of) net investment income at the end of period	$(1,484,406)	$(440,834)	$(516,562)	$223,526	$(335,874)	$(1,473,221)	$(28,720)

N/A – Short Duration and Symphony Credit Opportunities do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	55

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust III (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Short Duration Bond Fund (“Short Duration”), Nuveen Multi-Strategy Core Bond Fund (“Multi-Strategy Core Bond”), Nuveen High Yield Bond Fund (“High Yield”) and Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust in 1998. Symphony Credit Opportunities commenced operations on April 28, 2010.

Effective January 31, 2010, Nuveen Multi-Strategy Core Bond Fund changed its name from Nuveen Multi-Strategy Income Fund. There have been no changes in the Fund’s investment objectives, policies or portfolio management personnel.

Short Duration’s investment objective is to provide high current income consistent with minimal fluctuations of principal. Under normal market conditions, the Fund invests at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be between approximately one and two years but it will not exceed three years.

Multi-Strategy Core Bond’s investment objective is to provide total return by investing in fixed-income securities. Under normal market conditions, the Fund invests at least 80% of its net assets in fixed-income securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be five years or less and is not expected to be more than six years.

Short Duration and Multi-Strategy Core Bond principally invest in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. Short Duration and Multi-Strategy Core Bond normally invests at least 80% and 75%, respectively, of their net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Short Duration and Multi-Strategy Core Bond may invest up to 35% of their net assets in debt securities issued by non-U.S. companies. Although a substantial majority of the assets of Short Duration and Multi-Strategy Core Bond are invested in U.S. dollar-denominated securities, up to 20% of the their net assets may have non-U.S. dollar currency exposure from non-U.S. dollar-denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies). On a net basis (netting out long and short non-U.S. currency exposures in the aggregate), Short Duration’s and Multi-Strategy Core Bond’s non-U.S. dollar exposure will not exceed 5% of net assets. Short Duration and Multi-Strategy Core Bond also may invest up to 20% and 25%, respectively, of their net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. In addition, Short Duration and Multi-Strategy Core Bond may engage in repurchase, reverse repurchase and forward purchase agreements.

In an effort to enhance returns and manage risk, Short Duration and Multi-Strategy Core Bond also employ a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivatives to create debt or non-U.S. currency exposures designed to take advantage of the Adviser’s outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed-income market.

High Yield’s investment objective is to maximize total return by investing in a diversified portfolio of high yield debt securities. Under normal market conditions, High Yield invests at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds. These securities generally are rated BB/Ba or below at the time of purchase by independent rating agencies or are unrated but judged to be of comparable quality by the Adviser. These below investment grade securities are commonly referred to as “high yield,” “high risk” or “junk” bonds. In addition to investing in U.S. and non-U.S. corporate high yield debt securities, the Fund may also invest in U.S. and non-U.S. corporate investment grade securities; U.S. government securities, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments. In an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the Fund also may invest in futures, options, interest rate or total return swaps, credit derivatives or other derivative instruments. In doing so, the Fund may, in certain circumstances, invest a substantial portion of its assets in such derivative instruments. Substantially all of the Fund’s assets will be invested in U.S. dollar-denominated securities. In building the Fund’s investment portfolio from these individual securities, the Adviser seeks to diversify the portfolio’s holdings across multiple factors, including individual issuers and industries, to manage the inherent credit risk associated with a high yield debt strategy.

Symphony Credit Opportunities’ investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by Symphony Asset Management LLC (“Symphony”), the Fund’s portfolio managers, to be of comparable quality. Although the Fund invests primarily in debt issued by U.S. companies, it may invest up to 25% of its net assets in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. The Fund may use derivatives, such as swaps, futures and options, to gain investment exposure. The Adviser has entered into a Sub-Advisory agreement with Symphony, a subsidiary of Nuveen. Symphony bases its investment process on fundamental, bottom-up credit analysis. Analysts assess sector dynamics, company business models and asset quality. Specific recommendations are based on an analysis of the relative value of the various types of debt within a company’s capital structure.

56	Nuveen Investments

Inherent in Symphony’s credit analysis process is the evaluation of potential upside and downside to any credit. As such, Symphony concentrates its efforts on sectors where there is sufficient transparency to assess the downside risk and where firms have assets to support meaningful recovery in case of default. In its focus on downside protection, Symphony favors opportunities where valuations can be quantified and risks assessed.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and ask price. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities are generally classified as Level 1 or Level 2.

Like most fixed-income instruments, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that loan. These securities are generally classified as Level 2.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. These securities are generally classified as Level 2 or Level 3.

The value of exchange-traded options are based on the last sale price or, in the absence of such a price, at the mean of the bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and ask prices. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using market implied volatilities and are generally classified as Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Nuveen Investments	57

Notes to Financial Statements (continued)

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2010, Short Duration, Multi-Strategy Core Bond, High Yield and Symphony Credit Opportunities had outstanding when-issued/delayed delivery purchase commitments of $374,284, $20,137,197, $2,918,981 and $2,387,585, respectively.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting charges to an original senior loan agreement and are recognized when received.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period October 1, 2009 through March 31, 2010, dividends from net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Funds declare dividends from their net investment income daily and continue to pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares is subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which a Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Fund’s Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and recognized as a component of “Investment Income” on the Statement of Operations. Dollar rolls are valued daily. Multi-Strategy Core Bond entered into dollar roll transactions during the fiscal year ended September 30, 2010.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

58	Nuveen Investments

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written, swaps, and swaptions written are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written, swaps and swaptions written are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, options written, swaps and swaptions written, respectively ” when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a shortdated contract covering the period between transaction date and settlement date; or (ii) when the Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a componet of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a componet of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of unrealized gain or loss reflected on the Statement of Assets and Liabilities. High Yield and Symphony Credit Opportunities did not enter into forward foreign currency exchange contracts during the fiscal year ended September 30, 2010 and the period April 28, 2010 (commencement of operations) through September 30, 2010, respectively.

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended September 30, 2010, were as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of forward foreign currency exchange contracts outstanding	17	16

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Nuveen Investments	59

Notes to Financial Statements (continued)

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. High Yield and Symphony Credit Opportunities did not enter into futures contracts during the fiscal year ended September 30, 2010 and the period April 28, 2010 (commencement of operations) through September 30, 2010, respectively.

The average number of futures contracts outstanding during the fiscal year ended September 30, 2010, was as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of futures contracts outstanding	304	124

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

Each Fund is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. Options purchased are accounted for in the accompanying financial statements in the same manner as portfolio securities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call and/or Put options and/or swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in values of the options written during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When a call or put option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options and/or swaptions written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. High Yield and Symphony Credit Opportunities did not enter into option or swaption transactions during the fiscal year ended September 30, 2010 and the period April 28, 2010 (commencement of operations) through September 30, 2010, respectively.

The Funds did not purchase call or put options or swaptions during the fiscal year ended September 30, 2010. The average number of outstanding option and swaption contracts written during the fiscal year ended September 30, 2010, were as follows:

	Short Duration		Multi- Strategy Core Bond
Average number of outstanding option contracts written*	6	**	4	**

	Short Duration		Multi- Strategy Core Bond
Average number of outstanding swaption contracts written*	1	**	1	**
*	Includes both calls and puts, where applicable.
**	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Funds were not entered into written options or swaptions at the end of the reporting period.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on options activity.

60	Nuveen Investments

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by the Funds is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense. High Yield and Symphony Credit Opportunities did not enter into interest rate swap contracts during the fiscal year ended September 30, 2010 and the period April 28, 2010 (commencement of operations) through September 30, 2010, respectively.

The average number of interest rate swap contracts outstanding during the fiscal year ended September 30, 2010, was as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of interest rate swap contracts outstanding	20	19

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. Symphony Credit Opportunities did not invest in credit default swaps during the period April 28, 2010 (commencement of operations) through September 30, 2010.

Nuveen Investments	61

Notes to Financial Statements (continued)

The average notional amount of credit default swap contracts outstanding during the fiscal year ended September 30, 2010, was as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
Average notional amount of credit default swap contracts outstanding	$12,153,400	$7,375,040	$19,148,000

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Each Fund is subject to price risk in the normal course of pursuing its investment objectives. A Fund may enter into total return swap contract to manage its exposure to the market or certain sectors of the market, or to create exposure to certain debt securities to which it is otherwise not exposed. Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Payments received or made at the beginning of the measurement period are recognized as a component of “Total return swap premiums paid and/or received” on the Statement of Assets and Liabilities. As a seller of a total return swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the total return swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. None of the Funds entered into total return swap contracts during the fiscal year ended September 30, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

For the period October 1, 2009 through March 31, 2010, income and expenses of the Funds that were not directly attributable to specific class of shares were prorated among the classes based on the relative net assets of each class. Effective April 1, 2010, income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

62	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of September 30, 2010:

Short Duration	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$48,933,648	$—	$48,933,648
U.S. Government and Agency Obligations	79,476,339	3,538,738	—	83,015,077
Asset-Backed Securities	—	39,191,611	—	39,191,611
Sovereign Debt	—	10,975,810	—	10,975,810
Structured Notes	—	1,671,134	—	1,671,134
Short-Term Investments	1,012,449	—	—	1,012,449
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(81,423)	—	(81,423)
Interest Rate Swaps*	—	374,939	149,496	524,435
Credit Default Swaps*	—	92,449	—	92,449
Futures Contracts*	(228,341)	—	—	(228,341)
Total	$80,260,447	$104,696,906	$149,496	$185,106,849

Multi-Strategy Core Bond	Level 1	Level 2	Level 3	Total
Investments:
Convertible Bonds	$—	$102,500	$—	$102,500
Corporate Bonds	—	24,547,896	6,000	24,553,896
U.S. Government and Agency Obligations	28,003,992	1,937,378	—	29,941,370
Asset-Backed and Mortgage-Backed Securities	—	39,349,029	—	39,349,029
Preferred Securities**	—	8,147	—	8,147
Sovereign Debt	—	5,454,591	—	5,454,591
Structured Notes	—	620,707	—	620,707
Short-Term Investments	2,417,717	7,997,731	—	10,415,448
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(45,629)	—	(45,629)
Interest Rate Swaps*	—	138,324	65,778	204,102
Credit Default Swaps*	—	(102,578)	—	(102,578)
Futures Contracts*	(5,248)	—	—	(5,248)
Total	$30,416,461	$80,008,096	$71,778	$110,496,335
*	Represents net unrealized appreciation (depreciation).
**	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

Nuveen Investments	63

Notes to Financial Statements (continued)

High Yield	Level 1	Level 2	Level 3	Total
Investments:
Convertible Bonds	$—	$1,387,850	$—	$1,387,850
Corporate Bonds	—	139,432,409	63,750	139,496,159
U.S. Government and Agency Obligations	3,195,006	—	—	3,195,006
Short-Term Investments	5,325,694	—	—	5,325,694
Derivatives:
Credit Default Swaps*	—	453,342	—	453,342
Total	$8,520,700	$141,273,601	$63,750	$149,858,051

Symphony Credit Opportunities	Level 1	Level 2	Level 3	Total
Investments:
Convertible Bonds	$—	$683,556	$—	$683,556
Corporate Bonds	—	15,630,224	—	15,630,224
Variable Rate Senior Loan Interests	—	5,667,143	—	5,667,143
Short-Term Investments	3,419,214	—	—	3,419,214
Total	$3,419,214	$21,980,923	$—	$25,400,137
*	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

Short Duration	Level 3 Interest Rate Swaps*
Balance at the beginning of year	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	149,496
Net purchases at cost (sales at proceeds)	—
Net discounts (premiums)	—
Net transfers in to (out of) at end of year fair value	—
Balance at the end of year	$149,496
*	Represents net unrealized appreciation (depreciation).

Multi-Strategy Core Bond	Level 3 Corporate Bonds	Level 3 Interest Rate Swaps*	Level 3 Total
Balance at the beginning of year	$—	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	—	65,778	65,778
Net purchases at cost (sales at proceeds)	—	—	—
Net discounts (premiums)	—	—	—
Net transfers in to (out of) at end of year fair value	6,000	—	6,000
Balance at the end of year	$6,000	$65,778	$71,778
*	Represents net unrealized appreciation (depreciation).

High-Yield	Level 3 Corporate Bonds
Balance at the beginning of year	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Net purchases at cost (sales at proceeds)	—
Net discounts (premiums)	—
Net transfers in to (out of) at end of year fair value	63,750
Balance at the end of year	$63,750

64	Nuveen Investments

“Change in net unrealized appreciation (depreciation) of investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of swaps” presented on the Statement of Operations include net unrealized appreciation (depreciation) related to investments and derivatives, respectively, classified as Level 3 at year end as follows:

	Short Duration	Multi-Strategy Core Bond	High Yield
Level 3 net unrealized appreciation (depreciation of investments)	$—	$(7,300)	$(77,563)
Level 3 net unrealized appreciation (depreciation) of derivatives	149,496	65,778	—

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of September 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure. Symphony Credit Opportunities did not invest in derivative instruments during the period April 28, 2010 (commencement of operations) through September 30, 2010.

Short Duration

As of September 30, 2010, Short Duration was using derivatives to reduce its sensitivity to overall interest rate movements and increase its exposure to certain currencies. On balance, the use of derivatives slightly reduced the Fund’s overall risk of loss, but made it more likely that the Fund’s performance might underperform its comparative indexes.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$142,044	Unrealized depreciation on forward foreign currency exchange contracts	$223,467
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	98,476	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	326,817
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	2,243,932	Unrealized depreciation on interest rate swaps**	1,719,497
Credit	Swaps	Unrealized appreciation on credit default swaps**	377,712	Unrealized depreciation on credit default swaps**	285,263
Total			$2,862,164		$2,555,044
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Value represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

Nuveen Investments	65

Notes to Financial Statements (continued)

Multi-Strategy Core Bond

As of September 30, 2010, Multi-Strategy Core Bond was using derivatives in some cases to reduce its sensitivity to overall interest rate movements and in other cases to add exposure to certain currencies. On balance, the use of derivatives slightly increased the Fund’s risk of loss, but reduced the risk that it would underperform its comparative indexes.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$61,707	Unrealized depreciation on forward foreign currency exchange contracts	$107,336
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	2,458	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	7,706
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	920,602	Unrealized depreciation on interest rate swaps**	716,500
Credit	Swaps	Unrealized appreciation on credit default swaps**	39,458	Unrealized depreciation on credit default swaps**	142,036
Total			$1,024,225		$973,578
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Value represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

High Yield

As of September 30, 2010, the only derivative products in use by High Yield were credit default swaps. The Fund received income for entering into these transactions, but they did increase the Fund’s risk of loss and risk that it would underperform its comparative indexes.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Credit	Swaps	Unrealized appreciation on credit default swaps*	$710,367	Unrealized depreciation on credit default swaps*	$257,025
*	Value represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Foreign Currency Exchange Rate	$22,777	$(72,221)

Net Realized Gain (Loss) from Futures Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$(2,328,438)	$(436,947)

Net Realized Gain (Loss) from Options Written	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$20,160	$12,096

Net Realized Gain (Loss) from Swaps	Short Duration	Multi-Strategy Core Bond	High Yield
Risk Exposure
Interest Rate	$(235,508)	$(343,437)	$—
Credit	434,017	(1,561)	(79,470)
Total	$198,509	$(344,998)	$(79,470)

66	Nuveen Investments

Net Realized Gain (Loss) from Swaptions Written	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$10,130	$5,559

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Foreign Currency Exchange Rate	$(45,169)	$(6,777)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$(109,828)	$24,994

Change in Net Unrealized Appreciation (Depreciation) of Options Written	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$(19,500)	$(11,700)

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Short Duration	Multi-Strategy Core Bond	High Yield
Risk Exposure
Interest Rate	$911,657	$659,480	$—
Credit	(377,714)	(37,194)	1,196,431
Total	$533,943	$622,286	$1,196,431

Change in Net Unrealized Appreciation (Depreciation) of Swaptions Written	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$25,200	$12,600

4. Fund Shares

Transactions in Fund shares were as follows:

	Short Duration
	Year Ended 9/30/10		Year Ended 9/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,171,651	$82,578,526	3,004,226	$57,897,705
Class C	1,815,056	35,926,464	1,198,374	23,098,270
Class R3	14,251	281,343	25,434	485,768
Class I	3,456,474	68,271,076	1,072,928	20,593,254
Shares issued to shareholders due to reinvestment of distributions:
Class A	94,547	1,865,811	38,238	734,790
Class C	43,306	855,717	15,497	299,182
Class R3	158	3,110	—	—
Class I	25,536	502,844	8,935	171,794
	9,620,979	190,284,891	5,363,632	103,280,763
Shares redeemed:
Class A	(2,812,349)	(55,670,099)	(1,171,616)	(22,470,079)
Class C	(604,920)	(11,963,925)	(355,839)	(6,838,308)
Class R3	(3,432)	(67,463)	—	—
Class I	(1,693,670)	(33,419,411)	(624,387)	(11,921,746)
	(5,114,371)	(101,120,898)	(2,151,842)	(41,230,133)
Net increase (decrease)	4,506,608	$89,163,993	3,211,790	$62,050,630

Nuveen Investments	67

Notes to Financial Statements (continued)

	Multi-Strategy Core Bond
	Year Ended 9/30/10		Year Ended 9/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,435,414	$29,723,141	765,201	$14,552,874
Class A – automatic conversion of Class B Shares	—	—	4,104	79,132
Class B	21,385	442,283	56,642	1,073,292
Class C	590,827	12,263,228	536,066	10,371,707
Class R3	2,193	44,829	1,052	21,582
Class I	891,699	18,529,263	441,252	8,626,209
Shares issued to shareholders due to reinvestment of distributions:
Class A	37,884	786,067	20,396	387,179
Class B	3,879	80,506	3,929	75,611
Class C	20,952	435,334	5,968	116,061
Class R3	60	1,245	4	74
Class I	23,389	486,103	23,651	442,374
	3,027,682	62,791,999	1,858,265	35,746,095
Shares redeemed:
Class A	(631,767)	(13,176,273)	(472,361)	(9,121,286)
Class B	(31,544)	(656,452)	(20,728)	(400,121)
Class B – automatic conversion to Class A Shares	—	—	(4,052)	(79,132)
Class C	(176,186)	(3,658,225)	(120,259)	(2,309,575)
Class R3	—	—	—	—
Class I	(292,027)	(6,090,305)	(2,048,728)	(38,529,874)
	(1,131,524)	(23,581,255)	(2,666,128)	(50,439,988)
Net increase (decrease)	1,896,158	$39,210,744	(807,863)	$(14,693,893)

	High Yield
	Year Ended 9/30/10		Year Ended 9/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,155,059	$19,425,612	2,340,250	$33,280,190
Class A – automatic conversion of Class B Shares	2,810	47,151	1,962	28,035
Class B	6,866	115,429	15,390	218,470
Class C	656,846	10,992,463	1,327,279	18,635,505
Class R3	130	2,180	—	—
Class I	2,193,228	36,793,503	4,447,362	61,178,487
Shares issued to shareholders due to reinvestment of distributions:
Class A	106,410	1,787,848	109,532	1,547,761
Class B	4,229	70,993	5,738	80,038
Class C	73,066	1,225,468	69,574	980,987
Class R3	—	—	—	—
Class I	224,941	3,774,997	350,471	4,919,196
	4,423,585	74,235,644	8,667,558	120,868,669
Shares redeemed:
Class A	(1,770,829)	(29,510,158)	(1,175,736)	(16,676,662)
Class B	(26,507)	(444,151)	(63,919)	(912,201)
Class B – automatic conversion to Class A Shares	(2,813)	(47,151)	(1,963)	(28,035)
Class C	(711,779)	(11,901,334)	(627,810)	(8,890,931)
Class R3	(1)	(23)	—	—
Class I	(4,881,073)	(82,061,298)	(2,659,622)	(37,091,713)
	(7,393,002)	(123,964,115)	(4,529,050)	(63,599,542)
Net increase (decrease)	(2,969,417)	$(49,728,471)	4,138,508	$57,269,127

68	Nuveen Investments

	Symphony Credit Opportunities
	For the Period 4/28/10 (commencement of operations) through 9/30/10
	Shares	Amount
Shares sold:
Class A	216,370	$4,311,772
Class C	66,582	1,331,755
Class R3	62,500	1,250,000
Class I	797,250	15,802,658
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,501	30,224
Class C	11	237
Class I	8,333	167,856
	1,152,547	22,894,502
Shares redeemed:
Class A	(641)	(12,940)
Class C	(14)	(283)
Class I	(3,606)	(72,636)
	(4,261)	(85,859)
Net increase (decrease)	1,148,286	$22,808,643

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, derivative and dollar roll transactions) for the fiscal year ended September 30, 2010, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Purchases:
Investment securities	$103,530,342	$113,522,189	$195,739,097	$28,562,697
U.S. Government and agency obligations	96,343,501	49,564,297	4,014,825	—
Sales and maturities:
Investment securities	52,149,092	96,389,067	235,669,733	7,295,179
U.S. Government and agency obligations	61,798,458	33,122,520	10,909,020	—

Transactions in call and put options written for Short Duration and Multi-Strategy Core Bond during the fiscal year ended September 30, 2010, were as follows:

	Short Duration		Multi-Strategy Core Bond
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of year	30	$20,250	18	$12,150
Options written	30	20,160	18	12,096
Options terminated in closing purchase transactions	(30)	(20,160)	(18)	(12,096)
Options expired	(30)	(20,250)	(18)	(12,150)
Options outstanding, end of year	—	$—	—	$—

Transactions in call and put swaptions written for Short Duration and Multi-Strategy Core Bond during the fiscal year ended September 30, 2010, were as follows:

	Short Duration		Multi-Strategy Core Bond
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Swaptions outstanding, beginning of year	1	$39,760	1	$19,880
Swaptions written	10	178,381	10	70,602
Swaptions terminated in closing purchase transactions	(6)	(128,950)	(6)	(55,181)
Swaptions expired	(5)	(89,191)	(5)	(35,301)
Swaptions outstanding, end of the year	—	$—	—	$—

Nuveen Investments	69

Notes to Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Cost of investments	$180,376,951	$107,121,394	$141,449,543	$24,841,184
Gross unrealized:
Appreciation	$5,119,940	$4,158,684	$9,259,728	$650,591
Depreciation	(697,162)	(834,390)	(1,304,562)	(91,638)
Net unrealized appreciation (depreciation) of investments	$4,422,778	$3,324,294	$7,955,166	$558,953

Permanent differences, primarily due to federal taxes paid, nondeductible stock issuance costs, return of capital distributions, treatment of notional principal contracts and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets at September 30, 2010, the Funds’ tax year-end, as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Capital paid-in	$(385,165)	$(9,234)	$—	$(5,478)
Undistributed (Over-distribution of) net investment income	1,710,956	124,147	645,226	8,360
Accumulated net realized gain (loss)	(1,325,791)	(114,913)	(645,226)	(2,882)

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2010, the Funds’ tax year end, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Undistributed net ordinary income*	$—	$2,233,047	$173,838	$121,938
Undistributed net long-term capital gains	—	—	—	—
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period September 1, 2010 through September 30, 2010 and paid on October 1, 2010. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2010 and September 30, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities**
Distributions from net ordinary income*	$6,138,330	$3,489,912	$13,025,703	$282,480
Distributions from net long-term capital gains	—	—	—	—
Return of capital	385,165	—	—	—

2009	Short Duration	Multi- Strategy Core Bond	High Yield
Distributions from net ordinary income*	$2,405,917	$3,058,328	$10,974,688
Distributions from net long-term capital gains	—	47,004	—
Return of capital	—	—	2,397,036
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period April 28, 2010 (commencement of operations) through September 30, 2010.

70	Nuveen Investments

At September 30, 2010, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Short Duration	High Yield
Expiration:
September 30, 2014	$54,933	$—
September 30, 2015	141,618	119,975
September 30, 2016	—	139,565
September 30, 2017	48,855	6,367,477
September 30, 2018	348,745	—
Total	$594,151	$6,627,017

During the tax year ended September 30, 2010, the following Fund utilized its capital loss carryforwards as follows:

High Yield
Capital loss carryforward utilized	$99,076

The Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through September 30, 2010, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Short Duration	Multi- Strategy Core Bond
Post-October capital losses	$1,356,942	$275,324

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level Fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Short Duration Fund-Level Fee Rate	Multi-Strategy Core Bond Fund-Level Fee Rate	High Yield Fund-Level Fee Rate	Symphony Credit Opportunities Fund-Level Fee Rate
For the first $125 million	.2000%	.3000%	.4000%	.4500%
For the next $125 million	.1875	.2875	.3875	.4375
For the next $250 million	.1750	.2750	.3750	.4250
For the next $500 million	.1625	.2625	.3625	.4125
For the next $1 billion	.1500	.2500	.3500	.4000
For net assets over $2 billion	.1250	.2250	.3250	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets as to certain funds held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of September 30, 2010, the complex-level fee rate was .1822%.

Nuveen Investments	71

Notes to Financial Statements (continued)

During the period October 1, 2009, through January 31, 2010, the Adviser agreed to reimburse all expenses for Short Duration, Multi-Strategy Core Bond and High Yield other than management fees, 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses. Effective February 1, 2010, the Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Short Duration	.600%	January 31, 2012	*
Multi-Strategy Core Bond	.700	January 31, 2012	*
High Yield	.950	January 31, 2012	*
Symphony Credit Opportunities	.850	January 31, 2013

*	During the fiscal year ended September 30, 2010, the Adviser extended the Fund’s Expense Cap from January 31, 2011 to January 31, 2012.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Symphony. Symphony is compensated for their services to Symphony Credit Opportunities from the management fee paid to the Adviser.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended September 30, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Sales charges collected (Unaudited)	$202,922	$189,257	$224,402	$—
Paid to financial intermediaries (Unaudited)	174,837	166,284	200,068	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Commission advances (Unaudited)	$355,417	$117,756	$82,489	$818

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2010, the Distributor retained such 12b-1 fees as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
12b-1 fees retained (Unaudited)	$267,226	$112,395	$127,979	$5,334

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

72	Nuveen Investments

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2010, as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
CDSC retained (Unaudited)	$44,293	$12,458	$22,625	$3

At September 30, 2010, Nuveen owned shares of the Funds as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Class A	—	—	—	62,500
Class C	—	—	—	62,500
Class R3	7,696	7,874	8,188	62,500
Class I	—	—	—	62,500

8. New Accounting Pronouncements

Fair Value Measurements

On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

Nuveen Investments	73

Financial Highlights

Class (Commencement Date)
		Investment Operations				Less Distributions

SHORT DURATION
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Return of Capital	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2010	$19.74	$.46		$.39	$.85	$(.72)	$—	$(0.05)	$(.77)	$19.82	4.36%
2009	19.31	.56		.72	1.28	(.85)	—	—	(.85)	19.74	7.02
2008	19.40	.84		(.05)	.79	(.88)	—	—	(.88)	19.31	4.03
2007	19.24	.91		.12	1.03	(.87)	—	—	(.87)	19.40	5.49
2006	19.69	.77		(.14)	.63	(1.08)	—	—	(1.08)	19.24	3.29
Class C (12/04)
2010	19.77	.30		.41	.71	(.59)	—	(0.04)	(.63)	19.85	3.65
2009	19.33	.43		.72	1.15	(.71)	—	—	(.71)	19.77	6.27
2008	19.42	.70		(.05)	.65	(.74)	—	—	(.74)	19.33	3.19
2007	19.26	.73		.16	.89	(.73)	—	—	(.73)	19.42	4.71
2006	19.69	.63		(.14)	.49	(.92)	—	—	(.92)	19.26	2.54
Class R3 (8/08)
2010	19.72	.48		.33	.81	(.69)	—	(0.04)	(.73)	19.80	4.06
2009	19.31	.53		.68	1.21	(.80)	—	—	(.80)	19.72	6.82
2008(f)	19.49	—	**	(.04)	(.04)	(.14)	—	—	(.14)	19.31	(.40)
Class I (12/04)(e)
2010	19.71	.50		.39	.89	(.77)	—	(0.05)	(.82)	19.78	4.52
2009	19.30	.61		.70	1.31	(.90)	—	—	(.90)	19.71	7.29
2008	19.38	.88		(.03)	.85	(.93)	—	—	(.93)	19.30	4.29
2007	19.21	.92		.17	1.09	(.92)	—	—	(.92)	19.38	5.82
2006	19.68	.77		(.11)	.66	(1.13)	—	—	(1.13)	19.21	3.46

74	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(d)

$76,629	.90%		2.21%		.78%		2.33%		72%
47,607	1.14		2.44		.65		2.93		117
10,450	1.63		3.26		.64		4.26		90
4,101	1.93		3.37		.62		4.67		138
439	3.41		1.25		.64		4.02		234

50,187	1.65		1.43		1.53		1.54		72
25,215	1.88		1.73		1.40		2.21		117
8,068	2.42		2.54		1.39		3.57		90
2,260	2.42		2.71		1.38		3.76		138
1,067	3.52		1.09		1.36		3.25		234

874	1.15		2.30		1.03		2.42		72
653	1.38		2.29		.90		2.77		117
149	2.98	*	(2.24	)*	.87	*	(.13	)*	90

59,622	.65		2.42		.53		2.53		72
24,164	.86		2.70		.40		3.16		117
14,827	1.36		3.52		.39		4.49		90
9,717	1.34		3.76		.38		4.72		138
9,602	1.44		3.07		.53		3.97		234
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Excluding dollar roll transactions, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-STRATEGY CORE BOND
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2010	$20.40	$.77	$1.14	$1.91	$(1.04)	$(.02)	$(1.06)	$21.25	9.49%
2009	19.06	.87	1.58	2.45	(.91)	(.20)	(1.11)	20.40	13.76
2008	19.28	.95	(.23)	.72	(.94)	—	(.94)	19.06	3.57
2007	19.29	1.00	(.08)	.92	(.93)	—	(.93)	19.28	4.92
2006	19.73	.88	(.34)	.54	(.98)	—	(.98)	19.29	2.86
Class B (12/04)
2010	20.50	.66	1.11	1.77	(.89)	(.02)	(.91)	21.36	8.74
2009	19.15	.70	1.63	2.33	(.78)	(.20)	(.98)	20.50	12.87
2008	19.34	.85	(.25)	.60	(.79)	—	(.79)	19.15	3.04
2007	19.30	.88	(.06)	.82	(.78)	—	(.78)	19.34	4.35
2006	19.73	.74	(.35)	.39	(.82)	—	(.82)	19.30	2.06
Class C (12/04)
2010	20.42	.63	1.16	1.79	(.89)	(.02)	(.91)	21.30	8.85
2009	19.08	.76	1.55	2.31	(.77)	(.20)	(.97)	20.42	12.91
2008	19.30	.80	(.23)	.57	(.79)	—	(.79)	19.08	2.84
2007	19.29	.84	(.05)	.79	(.78)	—	(.78)	19.30	4.19
2006	19.73	.73	(.35)	.38	(.82)	—	(.82)	19.29	2.01
Class R3 (8/08)
2010	20.39	.80	1.08	1.88	(.99)	(.02)	(1.01)	21.26	9.35
2009	19.04	.80	1.61	2.41	(.86)	(.20)	(1.06)	20.39	13.49
2008(f)	19.05	.05	.09	.14	(.15)	—	(.15)	19.04	.64
Class I (12/04)(e)
2010	20.39	.84	1.11	1.95	(1.09)	(.02)	(1.11)	21.23	9.73
2009	19.05	.83	1.67	2.50	(.96)	(.20)	(1.16)	20.39	14.05
2008	19.28	.86	(.10)	.76	(.99)	—	(.99)	19.05	3.83
2007	19.26	1.01	(.01)	1.00	(.98)	—	(.98)	19.28	5.29
2006	19.72	.86	(.29)	.57	(1.03)	—	(1.03)	19.26	3.03

76	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate(d)

$32,191	1.18%		3.44%		.88%		3.73%		157%
13,740	1.38		3.88		.75		4.50		360
6,787	1.72		3.91		.74		4.90		289
3,281	2.32		3.59		.73		5.17		278
1,282	4.46		.90		.75		4.62		241

2,383	1.96		2.82		1.63		3.17		157
2,416	2.12		3.00		1.50		3.62		360
1,572	2.30		3.36		1.27		4.39		289
474	3.14		2.85		1.42		4.57		278
51	3.54		1.68		1.38		3.84		241

21,085	1.94		2.75		1.63		3.06		157
11,323	2.16		3.29		1.50		3.95		360
2,531	2.48		3.14		1.49		4.14		289
1,578	2.98		2.85		1.48		4.34		278
266	3.65		1.69		1.44		3.90		241

238	1.45		3.53		1.13		3.85		157
182	1.61		3.58		1.00		4.19		360
150	1.76	*	1.00	*	.99	*	1.77	*	289

34,586	.95		3.75		.63		4.07		157
20,516	1.06		3.80		.50		4.36		360
49,336	1.40		3.55		.49		4.47		289
9,689	1.86		3.87		.48		5.24		278
9,623	1.84		3.24		.63		4.44		241
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Excluding dollar roll transactions.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Return of Capital	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2010	$16.15	$1.44	$1.25	$2.69	$(1.40)	$—	$—	$(1.40)	$17.44	17.31%
2009	16.92	1.30	(.62)	.68	(1.19)	—	(.26)	(1.45)	16.15	5.94
2008	19.55	1.25	(2.41)	(1.16)	(1.35)	—	(.12)	(1.47)	16.92	(6.41)
2007	19.37	1.55	.08	1.63	(1.45)	—	—	(1.45)	19.55	8.61
2006	19.39	1.33	.16	1.49	(1.51)	—	—	(1.51)	19.37	8.01
Class B (12/04)
2010	16.13	1.32	1.24	2.56	(1.27)	—	—	(1.27)	17.42	16.48
2009	16.91	1.22	(.66)	.56	(1.09)	—	(.25)	(1.34)	16.13	5.11
2008	19.53	1.08	(2.37)	(1.29)	(1.25)	—	(.08)	(1.33)	16.91	(7.17)
2007	19.36	1.34	.14	1.48	(1.31)	—	—	(1.31)	19.53	7.82
2006	19.39	1.13	.19	1.32	(1.35)	—	—	(1.35)	19.36	7.07
Class C (12/04)
2010	16.11	1.31	1.25	2.56	(1.27)	—	—	(1.27)	17.40	16.49
2009	16.88	1.20	(.63)	.57	(1.09)	—	(.25)	(1.34)	16.11	5.12
2008	19.51	1.10	(2.40)	(1.30)	(1.22)	—	(.11)	(1.33)	16.88	(7.13)
2007	19.35	1.38	.09	1.47	(1.31)	—	—	(1.31)	19.51	7.72
2006	19.39	1.13	.18	1.31	(1.35)	—	—	(1.35)	19.35	7.01
Class R3 (8/08)
2010	16.13	1.44	1.21	2.65	(1.36)	—	—	(1.36)	17.42	17.05
2009	16.91	1.28	(.64)	.64	(1.17)	—	(.25)	(1.42)	16.13	5.66
2008(e)	18.32	.09	(1.26)	(1.17)	(.17)	—	(.07)	(.24)	16.91	(6.57)
Class I (12/04)(d)
2010	16.13	1.47	1.26	2.73	(1.44)	—	—	(1.44)	17.42	17.62
2009	16.90	1.34	(.62)	.72	(1.23)	—	(.26)	(1.49)	16.13	6.20
2008	19.53	1.31	(2.42)	(1.11)	(1.39)	—	(.13)	(1.52)	16.90	(6.18)
2007	19.35	1.45	.23	1.68	(1.50)	—	—	(1.50)	19.53	8.89
2006	19.40	1.37	.14	1.51	(1.56)	—	—	(1.56)	19.35	8.14

78	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

$36,443	1.19%		8.49%		1.08%		8.59%		139%
41,921	1.23		8.77		.85		9.15		124
22,339	1.21		6.35		.84		6.72		141
9,100	1.83		6.85		.83		7.85		160
438	1.94		5.87		.85		6.96		115

1,567	1.94		7.76		1.83		7.86		139
1,745	1.95		8.36		1.60		8.72		124
2,585	2.00		5.35		1.59		5.76		141
1,855	2.50		5.86		1.58		6.78		160
217	2.69		4.86		1.57		5.97		115

35,016	1.94		7.74		1.84		7.84		139
32,131	1.97		8.08		1.60		8.45		124
20,690	1.99		5.50		1.59		5.91		141
8,620	2.54		6.06		1.58		7.02		160
678	2.69		4.89		1.59		5.99		115

145	1.44		8.46		1.34		8.56		139
132	1.46		8.75		1.10		9.12		124
138	1.70	*	2.44	*	1.07	*	3.07	*	141

73,974	.92		8.67		.80		8.79		139
108,222	.97		9.09		.60		9.45		124
77,255	.97		6.64		.59		7.03		141
10,534	1.43		6.51		.58		7.35		160
9,692	1.44		6.39		.76		7.06		115
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY CREDIT OPPORTUNITIES
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (4/10)
2010(d)	$20.00	$.45	$.43	$.88	$(.46)	$—	$(.46)	$20.42	4.48%
Class C (4/10)
2010(d)	20.00	.38	.43	.81	(.41)	—	(.41)	20.40	4.12
Class R3 (4/10)
2010(d)	20.00	.43	.42	.85	(.44)	—	(.44)	20.41	4.34
Class I (4/10)
2010(d)	20.00	.47	.44	.91	(.48)	—	(.48)	20.43	4.61

80	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

$4,436	1.74	%*	4.65	%*	1.09	%*	5.31	%*	68%

1,359	2.93	*	3.44	*	1.84	*	4.53	*	68

1,276	2.45	*	3.92	*	1.34	*	5.04	*	68

16,385	1.16	*	5.21	*	.84	*	5.54	*	68
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period April 28, 2010 (commencement of operations) through September 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	81

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	205
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	205
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	205
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	205
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	205
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	205
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	205

82	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	205

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	205
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	205
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	205
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	205

Nuveen Investments	83

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	205
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	205
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	205
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	205
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	205
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

84	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds (other than the Nuveen Symphony Credit Opportunities Fund (the “Credit Opportunities Fund”), which is new), including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each such Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting. The initial advisory agreement between the Adviser and the Credit Opportunities Fund and the initial sub-advisory agreement between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”) on behalf of such Fund were approved separately at a meeting of the Board of such Fund held on February 26-28, 2010.

The discussion of the approvals for the Funds other than the Credit Opportunities Fund is set forth below in Section I, followed by the discussion in Section II of the approval for the Credit Opportunities Fund.

I.

Nuveen Short Duration Bond Fund

Nuveen Multi-Strategy Core Bond Fund

Nuveen High Yield Bond Fund

With respect to the Funds listed above (for purposes of this Section I, the “Funds”), in evaluating the applicable Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the Funds (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Nuveen Investments	85

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and Adviser

The Board considered the performance results of the Funds over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Funds’ total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the taxable fixed income funds advised by the Adviser in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. In this regard, the Independent Board Members noted that the Nuveen Short Duration Bond Fund and the Nuveen Multi-Strategy Core Bond Fund each generally demonstrated favorable performance in comparison to peers; although they fell within the third quartile for the one-year period, they performed in the top quartile for the three-and five-year periods. In addition, the Independent Board Members noted that the performance of the Nuveen High Yield Bond Fund over time was satisfactory compared to peers, falling within the second or third quartile over various periods.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Independent Board Members noted that each Fund had net management fees and/or a net expense ratio below, at or near (within 5 basis points or less) the peer average of its Peer Group or Peer Universe. Notwithstanding the foregoing, the Independent Board Members recognized that each Fund received significant management fee waivers and/or expense reimbursements.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board

86	Nuveen Investments

Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of the Funds, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

Nuveen Investments	87

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

II.

Nuveen Symphony Credit Opportunities Fund

The Board is responsible for approving advisory arrangements for the Credit Opportunities Fund (for purposes of this Section II, the “Fund”) and, at a meeting held on February 26-28, 2010 (for purposes of this Section II, the “Meeting”), was asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and the Adviser and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser on behalf of the Fund. For purposes of this Section II, the Sub-Adviser and the Adviser are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the respective Fund Advisers for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background, experience and track record of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, the Adviser is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the

88	Nuveen Investments

operations of the Fund. In addition to investment management services, the Adviser and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s experience and established philosophy and process with strategies similar to those anticipated for the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with each Fund Adviser’s performance record on other Nuveen funds. The Independent Board Members were provided with certain performance information pertaining to senior loan mandates and to senior loan and multi-strategy sleeves of certain other Nuveen funds, in each case managed by the Sub-Adviser. This information included returns for such mandates and sleeves and their respective benchmarks for 2007, 2008, 2009 and the three-year and five-year (as applicable) periods ending January 31, 2010.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds. The Independent Board Members also considered the proposed sub-advisory arrangement of the Fund. In this regard, in considering fees, the Board, as noted above, recognized the Sub-Adviser’s experience, philosophy and process with strategies similar to those expected for the Fund.

The Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Adviser assesses to other clients. Such other clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule the Sub-Adviser charges for similar investment management services for other clients, including those for which the Sub-Adviser uses a strategy similar to that anticipated for the Fund.

3. Profitability of Nuveen

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed the Form 8-K filed by Nuveen on January 12, 2010 and the Form 10-Q filed by Nuveen on November 12, 2009 (for the period ending September 30, 2009). The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have

Nuveen Investments	89

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that the Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by such Fund’s principal underwriter, an affiliate of the Adviser, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. With respect to the Adviser, the Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

90	Nuveen Investments

Notes

Nuveen Investments	91

Notes

92	Nuveen Investments

Notes

Nuveen Investments	93

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

94	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable year ended September 30, 2010: Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund hereby designate approximately 100%, 81%, and 100% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2010.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	95

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-INV3-0910D

Mutual Funds

Nuveen Taxable Bond Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Semi-Annual Report

March 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Short Duration Bond Fund	NSDAX	—	NSCDX	NSDTX	NSDRX
Nuveen Multi-Strategy Core Bond Fund	NCBAX	NBCBX	NCBCX	NMSTX	NCBRX
Nuveen High Yield Bond Fund	NHYAX	NHBYX	NHYCX	NHYTX	NHYRX
Nuveen Symphony Credit Opportunities Fund	NCOAX	—	NCFCX	NCORX	NCOIX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

May 19, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

The Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund feature portfolio management by the Taxable Fixed Income group of Nuveen Asset Management. The Nuveen Symphony Credit Opportunities Fund, which commenced operations on April 28, 2010, features portfolio management by Symphony Asset Management LLC, an affiliate of Nuveen Investments. During the reporting period, Chris Neuharth and Peter Agrimson assumed management responsibility for the Short Duration Bond Fund; Timothy Palmer, Jeffrey Ebert and Marie Newcome took over management of the Multi-Strategy Core Bond Fund; and John Fruit and Jeffrey Schmitz assumed management of the High Yield Bond Fund. Gunther Stein and Jenny Rhee manage the Symphony Credit Opportunities Fund. Recently, the managers discussed the performance of the Funds and their management strategies for six-month reporting period ended March 31, 2011.

How did the Funds perform during the six-month period ended March 31, 2011?

The tables in the Fund Performance section of this report provide total return performance information for the six-month, one-year, five-year and since inception time periods ended March 31, 2011. The tables also compare the Funds’ performance to various indexes. Over this period, the Class A Shares at net asset value (NAV) of the Short Duration Bond Fund, the High Yield Bond Fund and the Credit Opportunities Fund each outperformed their comparative market index and relevant Lipper group average. The Class A Shares at NAV of the Multi-Strategy Core Bond Fund outperformed the comparative market index, but slightly underperformed the Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

What are the Funds’ investment strategies and how were they applied during the six-month period ended March 31, 2011? How did these strategies influence performance?

Nuveen Short Duration Bond Fund

The Fund is designed to provide high current income consistent with minimal fluctuations of principal. Under normal market conditions, the Fund invests at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market. Typically, the Fund’s average duration will be between approximately one and two years but it will not exceed three years. The Fund principally invests in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities;

Nuveen Investments	5

and non-U.S. debt securities. In addition, in an effort to enhance returns and manage risk, the Fund’s portfolio managers employ a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivative instruments to create debt or non-U.S. currency exposures which reflect their outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed income market. The Fund normally invests at least 80% of its net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 35% of its net assets in debt securities issued by non-U.S. companies.

To implement this investment strategy, we continued to use a bottom-up approach to identify attractively priced securities. We conducted independent credit and cash flow analysis on all portfolio assets to uncover short-term securities trading at attractive yields over government securities. We also managed duration from a longer-term strategic point of view. We emphasized the three sectors of the structured assets universe: residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS).

The domestic economy strengthened significantly during the period, moving swiftly from what some feared would be a double-dip/deflation scenario in late summer 2010 to heightened inflation concerns over the final quarter of the year. Not surprisingly, rates were pressured higher on the shorter end of the Treasury curve. The Fund’s duration was positioned defensively with respect to both its unmanaged benchmark and peers; this was a primary driver of strong returns against both over the period.

At the same time, given the boost in economic activity, many market participants seemed willing to take on more risk. All fixed-income spread sectors outperformed government securities by substantial margins. The Fund held between 10% and 15% exposure in high yield corporate securities, which outperformed over the six months. The Fund was also positioned with substantial allocations to both high grade corporates and ABS, which also outpaced government debt for the reporting period.

During the period, the Fund invested in forward foreign exchange contracts in a variety of currencies. Some of these positions were designed to benefit if the foreign currency in the contract strengthened with respect to the U.S. dollar, while others were designed to benefit if the foreign currency weakened, based on analysis of whether currency values were relatively high or low compared to future expectations. At the beginning of the period, the Fund also was invested in interest rate swap contracts in a number of currencies with a variety of maturities. Some of these positions were designed to benefit if interest rates rose, and other positions were designed to benefit if rates fell in the underlying country. Other positions sought to benefit from changes in the shape of the yield curve rather than from absolute upward or downward rate movements. We also held credit default swap index positions that earned spread income in exchange for taking the credit default risk of broad investment grade and high yield credit default swap indexes. In addition, we sold futures contracts on U.S. Treasury securities to reduce the Fund’s overall interest rate risk.

6	Nuveen Investments

Nuveen Multi-Strategy Core Bond Fund

The Fund is designed to provide total return by investing in fixed income securities. Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities using a multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be five years or less and is not expected to be more than six years. The Fund principally invests in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. In addition, in an effort to enhance returns and manage risk, the Fund’s portfolio managers employ a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivative instruments, to create debt or non-U.S. currency exposures which reflect their outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed income market. The Fund normally invests at least 75% of its net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 35% of its net assets in debt securities issued by non-U.S. companies.

In managing the Fund, we employ a sector team-based process to identify and implement investment opportunities based on rigorous analysis of fixed-income markets. Over this period, we continued to position the Fund principally in corporates, high yield and high quality securitized issues, such as commercial backed mortgage securities (CMBS) and asset-backed securities (ABS). These sectors positively contributed to the Fund’s return for the six-month period. The additional income from these securities, combined with a contraction in risk premiums in these sectors, benefited the Fund’s results. The Fund’s weighting in corporates, particularly financials, was increased during the period. Financials continued to benefit from improvements in the credit cycle and from recapitalization efforts. Foreign exposure added to results, particularly due to currency exposure in growth-oriented countries such as Brazil, Canada, and Australia. Security selection within the corporate and securitized sectors also benefited returns. The Fund’s defensive interest rate positioning was moderately beneficial.

Our macro outlook for ongoing global growth and a positive environment for non-government bonds remained in place during the reporting period. We found value by focusing on opportunities in specific credits in the corporate and high yield sectors, as identified through our credit research process. Likewise, added new-issue CMBS with superior credit metrics compared to seasoned deals at attractive spreads. The Fund’s interest rate positioning is defensive versus the market benchmark, as we believe interest rates may increase moderately.

During the current period, the Fund invested in forward foreign exchange contracts in a variety of currencies. Some of these contracts were positioned to benefit if the foreign currency strengthened with respect to the U.S. dollar, while others were positioned to benefit if the foreign currency weakened, based on analysis of whether currency values were relatively high or low compared to future expectations. We also sold call options on

Nuveen Investments	7

U.S. Treasury note and bond futures to reduce the overall interest rate risk of the Fund. In addition, we invested in interest rate swap contracts in a variety of currencies, with some positions designed to benefit if rates rose and others designed to benefit if rates fell, based on analysis of whether rates were relatively high or low compared to future expectations. We also held credit default swap index positions that earned spread income in exchange for taking the credit default risk of broad investment grade and high yield credit default swap indexes, as well as a swap tied to the default risk of a single issuer, Freescale Semiconductor. In addition, we sold futures contracts on U.S. Treasury securities to reduce the Fund’s overall interest rate risk.

Nuveen High Yield Bond Fund

The Fund is designed to maximize total return by investing in a diversified portfolio of high yield debt securities. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds. These securities generally are rated BB/Ba or below at the time of purchase by independent rating agencies or are unrated but judged to be of comparable quality by the Fund’s portfolio managers. These below investment grade securities are commonly referred to as “high yield” or “junk” bonds. In addition to investing in U.S. and non-U.S. corporate high yield debt securities, the Fund may also invest in U.S. and non-U.S. corporate investment grade securities; U.S. government securities, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments. In an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the Fund also may invest in futures, options, interest rate or total return swaps, credit derivatives or other derivative instruments. In doing so, the Fund may, in certain circumstances, invest a substantial portion of its assets in such derivative instruments. Substantially all of the Fund’s assets will be invested in U.S. dollar-denominated securities.

Throughout the reporting period, we continued to seek out attractive high yield investments by striking a balance between yield and total return opportunities. We continued to employ a disciplined, analytical, bottom-up approach in selecting securities with sound fundamentals and with attractive risk/reward characteristics.

During the six-month period, the high yield market continued to perform well, especially when compared with competing fixed-income classes as defaults trended lower. The Fund continued to exhibit strong security selection. As a result, no defaults were experienced during the reporting period. Lower tier issuers (CCC- rated debt) benefited the most from this environment resulting in higher returns versus B and BB rated bonds.

In particular, the Fund benefited from its overweighting to lower tier issues. This accounted for the Fund’s outperformance versus its peers. The Fund also benefited from its overweight to economically-sensitive industries at the expense of less cyclical sectors. For example, the Fund was overweighted in the media and advertising, energy, and metals & mining sectors, which all showed strong returns. The Fund also benefited from its exposure to the financial services sectors and specifically the insurance industry, which continued to show above-market performance. Emerging market bonds also aided

8	Nuveen Investments

performance as favorable credit trends in these countries helped to further narrow the spread differential between emerging and developed markets.

The high yield asset class continued to benefit from extraordinary liquidity conditions in the market and persistent monetary accommodation by the Federal Reserve. This has resulted in strong appetite for the high yield asset class, which was met by equally impressive new issuance of high yield debt.

With this backdrop, we utilized the new issue market to add new par bonds, while funding these with lower-yielding, premium bonds. With valuations getting a bit more stretched, we were careful not to compromise on credit quality as we have started to witness more aggressive uses of leverage in new financings. However, gradually improving fundamentals allowed us to focus on accepting a bit more risk in certain industries to capture incremental yield. We continued to favor industries where we see fundamental improvement, among them metals & mining, industrials, media and advertising, and oilfield services. While we believe that BB-rated bonds are still attractive, we have been more focused on the single-B sector where we anticipate slightly better risk-adjusted returns.

We also held a credit default swap position that earned spread income in exchange for taking the credit default risk of Freescale Semiconductor.

Nuveen Symphony Credit Opportunities Fund

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment-grade.

The Fund is designed to leverage Symphony Asset Management’s industry-focused research process in a fully-integrated approach to non-investment grade corporate credit. The Fund’s investment team looks actively across the debt side of a company’s balance sheet in search of total return opportunities.

The Fund utilizes a catalyst-driven approach when making investments, seeking an attractive level of income while focusing on near-term agents or events that might lead to additional total return. A catalyst might include a restructuring, a refinancing, a merger or acquisition, or a near-term maturity/liquidity event, as well as earnings announcements, or credit rating changes. We believe these types of events will continue to occur as the credit market looks to restructure and de-lever following the credit crisis.

The Fund is managed by one integrated team of industry specialists that helps make investments across the entire capital structure of companies in a wide range of sectors. We believe that aggregating and synergizing information across these interrelated markets and understanding industry dynamics is critical to managing total return credit strategies.

The Fund’s portfolio holdings are not designed to look like an index fund. While the Fund has a blended benchmark it will seek to outperform, it does not seek results by tweaking an index with a top-down optimization. The Fund has been built from the bottom up, using Symphony’s internal fundamental research process and risk-management capabilities. This may result in a lower correlation to indexes and other funds with similar mandates.

Nuveen Investments	9

During the six-month period, the theme within the overall credit market has been that of cleaning up balance sheets and tending to maturity deadlines via a readily open capital market for non-investment grade issuers. Demand for corporate credit remains robust, and we saw significant activity in the convertible primary market in March 2011.

We remain confident that company fundamentals are improving, although the improvements will be partially offset by increasing commodity prices. For the Fund, we are employing a barbell approach — long the senior secured bonds with more defensive profiles and long more levered credits with shorter maturities. We generally avoided situations that are unable to pass through commodity price increases, many of which are large names in the Dow Jones Index.

Positively contributing to performance was McJunkin Red Man, which supplies PVF (pumps, valves, fittings) to energy and industrial sectors. The company had previously traded lower after its reported results were less than anticipated. We own the senior secured bonds. We believe that if concern over missing the estimate numbers subsides and if bonds continue to trade well relative to suitable alternatives, these bonds will continue to perform. Another positive holding was Infor Global. Historically, we have been involved at different points in the capital structure. Infor, which is an enterprise software provider, has had several positive developments regarding the firm’s balance sheet. Most recently, Infor announced that it intends to acquire competitor Lawson in a $2 billion transaction with Golden Gate Capital.

One position that detracted from performance was Catalyst Paper. We own both the senior bonds and subordinated bonds. Catalyst, a specialty paper producer, reported weaker fourth quarter numbers in March 2011. This, combined with higher oil prices and Canadian exchange rate concerns, resulted in the bond’s underperformance.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. High yield or lower rated securities carry heightened credit risk and potential for default. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments. The potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

10	Nuveen Investments

Fund Performance (Unaudited)

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Nuveen Short Duration Bond Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	1.18%	3.46%	4.82%	4.13%
Class A Shares at Offer	-1.11%	1.15%	4.35%	3.75%
Citigroup 1-3 Year Treasury Index***	-0.12%	1.64%	4.06%	3.59%
Lipper Short Investment Grade Debt Funds Category Average***	0.53%	3.03%	3.64%	3.26%

Class C Shares	0.76%	2.66%	4.05%	3.36%
Class R3 Shares	1.06%	3.21%	4.57%	3.86%
Class I Shares	1.31%	3.72%	5.07%	4.36%

Class A Shares have a maximum 2.00% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, C and I Shares are from 12/20/04; since inception return for Class R3 Shares is from 8/4/08.
***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	11

Fund Performance (Unaudited) (continued)

Nuveen Multi-Strategy Core Bond Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	-0.05%	6.33%	6.84%	5.63%
Class A Shares at Offer	-4.28%	1.80%	5.92%	4.90%
Citigroup Broad Investment Grade Bond Index***	-0.99%	5.06%	6.20%	5.38%
Lipper Intermediate Investment Grade Debt Funds Category Average***	-0.03%	6.14%	5.52%	4.59%

Class B Shares w/o CDSC	-0.42%	5.54%	6.14%	4.92%
Class B Shares w/CDSC	-5.20%	1.57%	5.98%	4.92%
Class C Shares	-0.42%	5.55%	6.08%	4.87%
Class R3 Shares	-0.16%	6.08%	6.62%	5.38%
Class I Shares	0.03%	6.56%	7.12%	5.87%

Class A Shares have a maximum 3.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, B, C and I Shares are from 12/20/04; since inception return for Class R3 Shares is from 8/4/08.
***	Refer to the Glossary of Terms Used in this Report for definitions.

12	Nuveen Investments

Nuveen High Yield Bond Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	8.53%	16.14%	7.32%	6.71%
Class A Shares at Offer	3.37%	10.60%	6.28%	5.88%
Citigroup High Yield BB/B Index***	6.47%	13.72%	6.46%	6.20%
Lipper High Current Yield Funds Category Average***	7.28%	13.57%	6.86%	6.33%

Class B Shares w/o CDSC	8.08%	15.18%	6.48%	5.88%
Class B Shares w/CDSC	3.08%	11.18%	6.33%	5.88%
Class C Shares	8.09%	15.25%	6.46%	5.86%
Class R3 Shares	8.41%	15.81%	7.02%	6.43%
Class I Shares	8.66%	16.37%	7.56%	6.96%

Class A Shares have a maximum 4.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, B, C and I Shares are from 12/20/04; since inception return for Class R3 Shares is from 8/4/08.
***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	13

Fund Performance (Unaudited) (continued)

Nuveen Symphony Credit Opportunities Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	Since Inception**
Class A Shares at NAV	7.60%	12.42%
Class A Shares at Offer	2.49%	7.08%
Merrill Lynch - Credit Suisse Index Blend***	6.67%	10.39%
Merrill Lynch U.S. High Yield Master II Index***	7.31%	11.67%
Lipper High Current Yield Funds Category Average***	7.28%	11.37%

Class C Shares	7.21%	11.63%
Class R3 Shares	7.48%	12.15%
Class I Shares	7.73%	12.70%

Class A Shares have a maximum 4.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, C, R3 and I Shares are from 4/28/10.
***	Refer to the Glossary of Terms Used in this Report for definitions.

14	Nuveen Investments

Yields (Unaudited) as of March 31, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the net asset value (NAV) per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Short Duration Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield
Class A Shares at NAV	2.64%	1.90%	—
Class A Shares at Offer	2.58%	—	1.86%
Class C Shares	1.91%	1.18%	—
Class R3 Shares	2.40%	1.68%	—
Class I Shares	2.89%	2.16%	—

Nuveen Multi-Strategy Core Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield
Class A Shares at NAV	3.81%	3.77%	—
Class A Shares at Offer	3.65%	—	3.63%
Class B Shares	3.05%	3.00%	—
Class C Shares	3.06%	3.01%	—
Class R3 Shares	3.57%	3.56%	—
Class I Shares	4.08%	4.01%	—

Nuveen High Yield Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield
Class A Shares at NAV	7.68%	6.95%	—
Class A Shares at Offer	7.31%	—	6.61%
Class B Shares	6.93%	6.12%	—
Class C Shares	6.94%	6.14%	—
Class R3 Shares	7.42%	6.77%	—
Class I Shares	7.92%	7.17%	—

Nuveen Symphony Credit Opportunities Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield
Class A Shares at NAV	5.55%	5.78%	—
Class A Shares at Offer	5.29%	—	5.50%
Class C Shares	4.82%	5.01%	—
Class R3 Shares	5.33%	5.52%	—
Class I Shares	5.80%	6.03%	—

Nuveen Investments	15

Holding Summaries (Unaudited) as of March 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Nuveen Short Duration Bond Fund

Portfolio Credit Quality1

Nuveen Multi-Strategy Core Bond Fund

Portfolio Credit Quality1

Portfolio Allocation2

Portfolio Allocation2

Corporate Debt: Industries[3]
Diversified Financial Services	37.1%
Diversified Telecommunication Services	9.1%
Oil, Gas & Consumable Fuels	6.1%
Insurance	5.2%
Wireless Telecommunication Services	3.8%
Media	3.0%
Electric Utilities	2.4%
Consumer Finance	2.1%
Pharmaceuticals	2.0%
Energy Equipment & Services	1.9%
Real Estate	1.8%
Metals & Mining	1.8%
Hotels, Restaurants & Leisure	1.7%
Multi-Line Retail	1.6%
Industrial Conglomerates	1.6%
Thrifts & Mortgage Finance	1.5%
Chemicals	1.5%
Independent Power Producers & Energy Traders	1.3%
Commercial Services & Supplies	1.3%
Airlines	1.3%
Other	11.9%

Corporate Debt: Industries[3]
Diversified Financial Services	22.5%
Oil, Gas & Consumable Fuels	11.2%
Metals & Mining	6.9%
Media	5.8%
Diversified Telecommunication Services	5.4%
Insurance	5.0%
Energy Equipment & Services	4.1%
Chemicals	3.4%
Electric Utilities	2.6%
Specialty Retail	2.4%
Wireless Telecommunication Services	2.2%
Multi-Line Retail	2.1%
Hotels, Restaurants & Leisure	2.0%
Industrial Conglomerates	2.0%
Real Estate	1.7%
Food & Staples Retailing	1.7%
Paper & Forest Products	1.7%
Consumer Finance	1.5%
Tobacco	1.4%
Food Products	1.3%
Other	13.1%

1	As a percentage of total investments (excluding short-term investments and investments in derivatives) as of March 31, 2011. Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives) as of March 31, 2011. Holdings are subject to change.

3	As a percentage of total corporate debt holdings as of March 31, 2011. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.3% of total corporate debt holdings. Holdings are subject to change.

16	Nuveen Investments

Nuveen High Yield Bond Fund

Portfolio Credit Quality1

Nuveen Symphony Credit
 Opportunities Fund

Portfolio Credit Quality2

Portfolio Allocation3

Portfolio Allocation4

Corporate Debt: Industries[5]
Oil, Gas & Consumable Fuels	14.0%
Wireless Telecommunication Services	8.9%
Hotels, Restaurants & Leisure	7.5%
Diversified Telecommunication Services	6.5%
Metals & Mining	4.7%
Paper & Forest Products	4.5%
Media	3.9%
Airlines	3.7%
Food & Staples Retailing	3.2%
Commercial Services & Supplies	3.1%
Food Products	2.8%
Health Care Providers & Services	2.8%
Industrial Congolmerates	2.7%
Auto Components	2.5%
IT Services	2.4%
Containers & Packaging	2.4%
Chemicals	2.3%
Energy Equipment & Services	2.2%
Electric Utilities	1.9%
Real Estate Management & Development	1.7%
Textiles, Apparel & Luxury Goods	1.5%
Household Products	1.4%
Other	13.4%

Corporate Debt: Industries[5]
Specialty Retail	9.8%
Media	9.5%
Diversified Telecommunication Services	8.5%
Health Care Providers & Services	7.2%
IT Services	6.4%
Communications Equipment	4.9%
Diversified Financial Services	4.7%
Oil, Gas & Consumable Fuels	4.7%
Food Products	3.2%
Food & Staples Retailing	3.1%
Paper & Forest Products	2.9%
Hotels, Restaurants & Leisure	2.8%
Commercial Services & Supplies	2.6%
Wireless Telecommunication Services	2.6%
Chemicals	2.5%
Pharmaceuticals	2.3%
Metals & Mining	2.1%
Road & Rail	1.8%
Textiles, Apparel & Luxury Goods	1.7%
Aerospace & Defense	1.6%
Machinery	1.6%
Health Care Equipment & Supplies	1.4%
Other	12.1%

1	As a percentage of total investments (excluding short-term investments and investments in derivatives) as of March 31, 2011. Holdings are subject to change.

2	As a percentage of total investments (excluding short-term investments) as of March 31, 2011. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of March 31, 2011. Holdings are subject to change.

4	As a percentage of total investments as of March 31, 2011. Holdings are subject to change.

5	As a percentage of total corporate debt holdings as of March 31, 2011. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.4% of total corporate debt holdings. Holdings are subject to change.

Nuveen Investments	17

Expense Ratios (Unaudited)

The expense ratios below reflect the Funds’ total operating expenses (before fee waivers or expense reimbursement if any) are those shown in the Funds’ most recent prospectus. The expense ratios included management fees and other fees and expenses.

Nuveen Short Duration Bond Fund			Nuveen Multi-Strategy Core Bond Fund
Share Class	Gross Expense Ratios	Net Expense Ratios	Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.90%	0.83%	Class A	1.18%	0.94%
Class C	1.65%	1.58%	Class B	1.96%	1.69%
Class R3	1.15%	1.08%	Class C	1.94%	1.69%
Class I	0.65%	0.58%	Class R3	1.45%	1.19%
			Class I	0.95%	0.69%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.70% of the average daily net assets of any class of fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen High Yield Bond Fund			Nuveen Symphony Credit Opportunities Fund
Share Class	Gross Expense Ratios		Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.19%		Class A	1.74%	1.09%
Class B	1.94%		Class C	2.93%	1.84%
Class C	1.94%		Class R3	2.45%	1.34%
Class R3	1.44%		Class I	1.16%	0.84%
Class I	0.92%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2013 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.35% after January 31, 2013) of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

18	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Short Duration Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,011.80	$1,007.60	$1,010.60	$1,013.10	$1,020.84	$1,017.15	$1,019.65	$1,022.14
Expenses Incurred During Period	$4.11	$7.81	$5.31	$2.81	$4.13	$7.85	$5.34	$2.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.06% and .56% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Multi-Strategy Core Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$999.50	$995.80	$995.80	$998.40	$1,000.30	$1,020.29	$1,016.55	$1,016.55	$1,019.05	$1,021.54
Expenses Incurred During Period	$4.64	$8.36	$8.36	$5.88	$3.39	$4.68	$8.45	$8.45	$5.94	$3.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .93%, 1.68%, 1.68%, 1.18% and ..68% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen High Yield Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,085.30	$1,080.80	$1,080.90	$1,084.10	$1,086.60	$1,019.35	$1,015.61	$1,015.61	$1,018.15	$1,020.64
Expenses Incurred During Period	$5.82	$9.70	$9.70	$7.07	$4.47	$5.64	$9.40	$9.40	$6.84	$4.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.12%, 1.87%, 1.87%, 1.37% and ..87% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	19

Expense Examples (Unaudited) (continued)

Nuveen Symphony Credit Opportunities Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,076.00	$1,072.10	$1,074.80	$1,077.30	$1,019.55	$1,015.91	$1,018.30	$1,020.79
Expenses Incurred During Period	$5.59	$9.35	$6.88	$4.30	$5.44	$9.10	$6.69	$4.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 1.33% and .83% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

20	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 35.4%

	Aerospace & Defense – 0.2%

$325	Northrop Grumman Corporation	3.700%	8/01/14	BBB	$340,113
	Airlines – 0.4%

560	Delta Airlines, (WI/DD)	5.300%	4/15/19	A–	564,200

235	Global Aviation Holdings	14.000%	8/15/13	BB–	275,537
795	Total Airlines				839,737
	Auto Components – 0.4%

340	American & Axle Manufacturing Inc.	7.875%	3/01/17	B–	345,100

450	Johnson Controls Inc.	1.750%	3/01/14	BBB+	448,102
790	Total Auto Components				793,202
	Beverages – 0.4%

500	Dr. Pepper Snapple Group Inc.	2.900%	1/15/16	BBB	495,795

240	Miller Brewing Company, 144A	5.500%	8/15/13	BBB+	260,836
740	Total Beverages				756,631
	Building Products – 0.2%

460	Ryland Group Inc.	6.625%	5/01/20	BB–	448,500
	Chemicals – 0.5%

340	CF Industries Inc.	6.875%	5/01/18	BB+	381,650

205	Methanex Corporation	8.750%	8/15/12	BBB–	220,888

375	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	390,064
920	Total Chemicals				992,602
	Commercial Services & Supplies – 0.4%

210	Avis Budget Car Rental	8.250%	1/15/19	B	219,975

310	GATX Corporation	4.750%	10/01/12	Baa1	324,061

300	Hertz Corporation, 144A	6.750%	4/15/19	B2	297,375
820	Total Commercial Services & Supplies				841,411
	Consumer Finance – 0.8%

530	American Express Credit Corporation	7.300%	8/20/13	A2	592,627

750	Capital One Bank	6.500%	6/13/13	Baa1	815,894
1,280	Total Consumer Finance				1,408,521
	Diversified Financial Services – 13.1%

1,500	Bank of America Corporation	1.724%	1/30/14	A	1,524,522

500	Barclays Bank PLC	2.375%	1/13/14	AA–	502,831

350	BB&T Corporation	5.700%	4/30/14	A	386,455

850	BB&T Corporation	3.200%	3/15/16	A	844,182

250	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A1	250,529

225	Capital One Financial Corporation	7.375%	5/23/14	Baa1	258,253

400	CIT Group Inc.	7.000%	5/01/14	B+	407,500

400	Citigroup Inc.	5.850%	7/02/13	A	431,179

325	Citigroup Inc.	6.500%	8/19/13	A	355,340

1,515	Citigroup Inc.	6.375%	8/12/14	A	1,674,739

225	Credit Suisse New York	5.500%	5/01/14	Aa1	246,624

920	Deutsche Bank London	4.875%	5/20/13	Aa3	978,167

260	Fifth Third Bancorp.	6.250%	5/01/13	Baa1	282,026

650	Fifth Third Bancorp.	3.625%	1/25/16	Baa1	649,427

700	General Electric Capital Corporation	5.250%	10/19/12	AA+	742,348

1,500	General Electric Capital Corporation	2.100%	1/07/14	AA+	1,500,891

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services (continued)

$585	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	$636,379

740	Goldman Sachs Group, Inc.	1.310%	2/07/14	A1	745,380

1,500	Goldman Sachs Group, Inc.	3.700%	8/01/15	A1	1,511,069

300	Household Finance Corporation	6.375%	11/27/12	A	322,847

850	JP Morgan Chase & Company	5.750%	1/02/13	A1	908,711

750	JP Morgan Chase & Company	1.103%	1/24/14	Aa3	754,146

670	JP Morgan Chase & Company	5.125%	9/15/14	A1	719,124

335	KeyCorp.	6.500%	5/14/13	BBB+	365,130

750	Lloyds TSB Bank	4.875%	1/21/16	Aa3	773,343

150	Morgan Stanley	5.250%	11/02/12	A	158,784

575	Morgan Stanley	6.000%	5/13/14	A	625,514

835	Morgan Stanley	1.903%	1/24/14	A	851,548

250	National Rural Utilities Cooperative Finance Corporation	7.250%	3/01/12	A	264,869

500	Norea Bank AB, 144A	2.125%	1/14/14	Aa2	498,841

200	PNC Funding Corporation	5.400%	6/10/14	A	218,874

750	Societe Generale, 144A	2.500%	1/15/14	Aa2	744,189

2,000	UBS AG Stamford	1.304%	1/28/14	Aa3	2,018,296

675	Wells Fargo & Company	5.250%	10/23/12	AA–	715,516

275	Wells Fargo & Company	4.950%	10/16/13	A+	293,719

675	Wells Fargo & Company	3.676%	6/15/16	AA–	678,989
23,935	Total Diversified Financial Services				24,840,281
	Diversified Telecommunication Services – 3.2%

525	AT&T, Inc.	6.700%	11/15/13	A2	590,962

325	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	338,812

455	Cincinnati Bell Inc.	8.750%	3/15/18	B3	429,406

575	Citizens Communications Company	9.000%	8/15/31	BB	587,938

500	Insight Communications, 144A	9.375%	7/15/18	B–	555,000

480	Paetec Holding Corporation	8.875%	6/30/17	Ba3	517,200

790	Qwest Communications International Inc.	7.125%	4/01/18	Baa3	852,213

310	Telecom Italia Capital	5.250%	10/01/15	BBB	320,869

200	Telefonica Emisiones SAU	4.949%	1/15/15	A–	211,024

400	Verizon Global Funding Company	4.900%	9/15/15	A–	436,074

750	Verizon Wireless Capital LLC	5.550%	2/01/14	A2	823,530

400	Windstream Corporation	8.125%	8/01/13	Ba3	439,000
5,710	Total Diversified Telecommunication Services				6,102,028
	Electric Utilities – 0.8%

325	American Electric Power	5.250%	6/01/15	BBB	352,285

500	Commonwealth Edison Company, First Mortgage	1.625%	1/15/14	A–	496,816

200	Exelon Generation Company LLC	5.350%	1/15/14	A3	214,856

400	Niagara Mohawk Power Company, 144A	3.553%	10/01/14	A–	411,139

110	West Corporation, 144A	8.625%	10/01/18	B	115,775
1,535	Total Electric Utilities				1,590,871
	Electronic Equipment & Instruments – 0.4%

365	Agilent Technologies Inc.	5.500%	9/14/15	BBB–	396,972

315	ViaSystems Inc., 144A	12.000%	1/15/15	B+	355,950
680	Total Electronic Equipment & Instruments				752,922

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Energy Equipment & Services – 0.7%

$530	Ensco PLC	3.250%	3/15/16	BBB+	$528,051

275	Kinder Morgan Energy Partners, L.P.	5.850%	9/15/12	BBB	292,509

220	PHI Inc.	8.625%	10/15/18	B+	230,175

225	Rockies Express Pipeline Company, 144A	6.250%	7/15/13	BBB–	240,322
1,250	Total Energy Equipment & Services				1,291,057
	Food & Staples Retailing – 0.3%

325	Kroger Co.	3.900%	10/01/15	BBB	337,337

250	Supervalu Inc.	7.500%	11/15/14	B	251,250
575	Total Food & Staples Retailing				588,587
	Health Care Providers & Services – 0.3%

630	Saint Jude Medical Inc.	2.200%	9/15/13	A	640,323
	Hotels, Restaurants & Leisure – 0.6%

335	Boyd Gaming Corporation, 144A	9.125%	12/01/18	B	345,887

345	Brunswick Corporation	7.375%	9/01/23	Caa1	319,125

310	Marina District Finance Company Limited, 144A	9.875%	8/15/18	BB	324,338

175	Tricon Global Restaurants Incorporated	8.875%	4/15/11	BBB–	175,392
1,165	Total Hotels, Restaurants & Leisure				1,164,742
	Household Durables – 0.2%

305	Meritage Homes Corporation	7.150%	4/15/20	B+	304,619
	Independent Power Producers & Energy Traders – 0.5%

350	NRG Energy Inc.	7.375%	1/15/17	BB–	364,875

500	RRI Energy Inc.	7.625%	6/15/14	B	517,500
850	Total Independent Power Producers & Energy Traders				882,375
	Industrial Conglomerates – 0.6%

225	Anheuser Busch InBev	5.375%	11/15/14	BBB+	247,944

220	Offshore Group Investment Limited	11.500%	8/01/15	B–	244,200

365	Timken Company	6.000%	9/15/14	BBB–	402,611

155	Tyco International Group	6.000%	11/15/13	A–	171,592
965	Total Industrial Conglomerates				1,066,347
	Insurance – 1.9%

400	Allstate Life Global Funding	5.375%	4/30/13	A+	431,547

1,370	Berkshire Hathaway Inc.	5.000%	8/15/13	AA+	1,482,437

400	Genworth Life Institution Funding, 144A	5.875%	5/03/13	A	423,202

275	Met Life Global Funding I, 144A	5.125%	4/10/13	AA–	293,468

475	Prudential Financial Inc.	5.100%	9/20/14	A	510,521

350	Willis Group Holdings PLC	4.125%	3/15/16	BBB–	348,199
3,270	Total Insurance				3,489,374
	IT Services – 0.1%

204	First Data Corporation, 144A	12.625%	1/15/21	B–	221,340
	Machinery – 0.3%

585	Caterpillar Financial Services Corporation	6.200%	9/30/13	A	652,276
	Media – 1.1%

205	Allbritton Communications Company	8.000%	5/15/18	B	216,275

350	Comcast Corporation	5.850%	11/15/15	BBB+	389,758

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Media (continued)

$110	Nielsen Finance LLC Co., 144A	7.750%	10/15/18	B+	$117,975

420	Sinclair Television Group, 144A	9.250%	11/01/17	BB–	468,300

250	Sirius XM Radio Inc., 144A	8.750%	4/01/15	BB–	281,250

150	Time Warner Cable Inc.	5.400%	7/02/12	BBB	157,729

105	Time Warner Cable Inc.	6.200%	7/01/13	BBB	115,443

250	WMG Acquisition Corporation	7.375%	4/15/14	B1	250,625
1,840	Total Media				1,997,355
	Metals & Mining – 0.6%

150	ArcelorMittal	5.375%	6/01/13	BBB–	159,527

200	BHP Billiton Finance Limited	5.500%	4/01/14	A+	221,799

375	Patriot Coal Corporation	8.250%	4/30/18	B+	399,375

140	Steel Dynamics, Inc.	7.625%	3/15/20	BB+	150,150

250	Vedanta Resources PLC, 144A	9.500%	7/18/18	BB	273,750
1,115	Total Metals & Mining				1,204,601
	Multi-Line Retail – 0.6%

585	CVS Caremark Corporation	3.250%	5/18/15	BBB+	594,251

200	Home Depot, Inc.	5.400%	3/01/16	BBB+	221,162

250	Target Corporation	5.875%	3/01/12	A+	262,308
1,035	Total Multi-Line Retail				1,077,721
	Oil, Gas & Consumable Fuels – 2.2%

125	Anadarko Petroleum Corporation	7.625%	3/15/14	BBB–	142,697

100	Apache Corporation	6.250%	4/15/12	A–	105,286

600	Apache Corporation	6.000%	9/15/13	A–	663,727

290	Black Elk Energy Offshore Operations LLC, 144A	13.750%	12/01/15	B–	295,800

550	BP Capital Markets PLC	0.910%	3/11/14	A	552,396

405	Cenovus Energy Inc.	4.500%	9/15/14	BBB+	434,882

100	Energy XXI Gulf Coast Inc., 144A	9.250%	12/15/17	B	107,000

600	Marathon Petroleum Corporation, 144A	3.500%	3/01/16	BBB+	601,574

300	StatOilHydro ASA	2.900%	10/15/14	Aa2	309,556

365	Tesoro Petroleum Corporation	6.250%	11/01/12	BB+	385,075

300	Total Capital Canada Limited	1.625%	1/28/14	Aa1	305,853

150	Valero Energy Corporation	6.875%	4/15/12	BBB	158,566
3,885	Total Oil, Gas & Consumable Fuels				4,062,412
	Paper & Forest Products – 0.4%

455	McClatchy Company	11.500%	2/15/17	B+	511,875

300	Stora Enso Oyj, 144A	6.404%	4/15/16	BB	315,000
755	Total Paper & Forest Products				826,875
	Pharmaceuticals – 0.7%

460	Teva Pharmaceutical Finance III	1.700%	3/21/14	A–	456,823

350	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB–	343,000

510	Wyeth	5.500%	2/01/14	AA	562,412
1,320	Total Pharmaceuticals				1,362,235

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Real Estate – 0.7%

$750	HCP Inc.	2.700%	2/01/14	BBB	$752,246

475	Health Care REIT Inc.	3.625%	3/15/16	Baa2	470,520
1,225	Total Real Estate				1,222,766
	Road & Rail – 0.2%

255	DynCorp International Inc., 144A	10.375%	7/01/17	B1	276,037
	Specialty Retail – 0.4%

300	Armored AutoGroup Inc., 144A	9.250%	11/01/18	CCC+	305,250

50	Ferrellgas LP, 144A	6.500%	5/01/21	Ba3	48,500

435	TJX Companies, Inc.	4.200%	8/15/15	A	462,746
785	Total Specialty Retail				816,496
	Textiles, Apparel & Luxury Goods – 0.1%

105	Hanesbrands Inc.	6.375%	12/15/20	BB–	102,375
	Thrifts & Mortgage Finance – 0.5%

1,000	Nordea Eiendomskreditt, 144A, (WI/DD)	1.875%	4/07/14	AAA	997,010
	Tobacco – 0.2%

400	Reynolds American Inc.	7.250%	6/01/13	BBB	447,427
	Wireless Telecommunication Services – 1.4%

250	AT&T/Cingular Wireless Services	8.125%	5/01/12	A2	269,073

275	Digicel Group, Limited, 144A	10.500%	4/15/18	Caa1	314,875

488	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	535,127

165	MetroPCS Wireless Inc.	6.625%	11/15/20	B	164,794

370	Sprint Capital Corporation	6.900%	5/01/19	BB–	382,025

250	UPC Germany GmbH, 144A	8.125%	12/01/17	BB–	263,125

150	Vodafone Group PLC	5.000%	12/16/13	A–	162,764

165	Windstream Corporation, 144A	7.750%	10/15/20	Ba3	169,537

290	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB–	305,951
2,403	Total Wireless Telecommunication Services				2,567,271
$63,912	Total Corporate Bonds (cost $65,275,990)				66,968,440

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 13.3%

	U.S. Treasury Bonds/Notes – 13.3%

$500	United States of America Treasury Bonds/Notes	4.880%	7/31/11	AAA	$507,891

700	United States of America Treasury Bonds/Notes	4.500%	11/30/11	AAA	719,879

3,300	United States of America Treasury Bonds/Notes, (3)	1.130%	1/15/12	AAA	3,322,173

1,400	United States of America Treasury Bonds/Notes	4.750%	1/31/12	AAA	1,452,172

400	United States of America Treasury Bonds/Notes	4.880%	2/15/12	AAA	416,016

1,300	United States of America Treasury Bonds/Notes	4.500%	3/31/12	AAA	1,353,726

200	United States of America Treasury Bonds/Notes, (3)	4.880%	6/30/12	AAA	211,062

1,250	United States of America Treasury Bonds/Notes	4.130%	8/31/12	AAA	1,313,525

3,500	United States of America Treasury Bonds/Notes	1.380%	9/15/12	AAA	3,542,795

6,500	United States of America Treasury Bonds/Notes	1.130%	12/15/12	AAA	6,551,292

1,800	United States of America Treasury Bonds/Notes	1.375%	5/15/13	AAA	1,819,692

380	United States of America Treasury Bonds/Notes	1.880%	2/28/14	AAA	387,036

55	United States of America Treasury Securities, STRIPS (I/O)	0.000%	5/15/14	AAA	52,659

3,500	United States of America Treasury Securities, STRIPS (P/O)	0.000%	2/15/12	AAA	3,490,647
$24,785	Total U.S. Government and Agency Obligations (cost $24,938,762)				25,140,565

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 47.4%

	Autos – Asset-Backed Securities – 11.6%

$1,548	Ally Master Owner Trust 2010-3, 144A	2.880%	4/15/15	AAA	$1,583,815

1,050	AmeriCredit Automobile Receivables Trust, Series 2010-4	1.990%	10/08/15	Aa1	1,045,328

449	Bank of America Auto Trust, Series 2009-1A, 144A	2.670%	7/15/13	AAA	452,568

534	Bank of America Auto Trust, Series 2009-2A, 144A	2.130%	9/15/13	AAA	538,430

950	Bank of America Auto Trust, Series 2010-1A, 144A	1.390%	3/15/14	AAA	955,323

1,935	BMW Vehicle Owners Trust, Series 2010-A	2.100%	10/25/16	AAA	1,967,201

78	Capital Auto Receivable Asset Trust, 2008-2, A3A	4.680%	10/15/12	AAA	78,957

1,000	CarMax Auto Owner Trust 2009-2	1.740%	4/15/14	AAA	1,009,177

575	CarMax Auto Owner Trust 2010-3	2.000%	5/16/16	AA	561,177

872	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AA	873,021

9	Daimler Chrysler Auto Trust 2008-A A3	3.700%	6/08/12	AAA	9,468

158	Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	Aaa	162,552

42	Ford Credit Auto Owner Trust 2008A-3A	3.960%	4/15/12	AAA	42,205

1,000	Ford Credit Auto Owner Trust 2009E	2.420%	11/15/14	AAA	1,022,907

710	Ford Credit Auto Owners Trust 2010	2.930%	11/15/15	AA	719,306

1,480	Ford Credit Floorplan Master Owner Trust Series 2010-3, 144A	4.200%	2/15/17	AAA	1,565,313

863	Hertz Vehicle Financing LLC Series 2009, 144A	4.260%	3/25/14	Aaa	904,177

700	Hyundai Auto Receivables Trust 2009A	2.030%	8/15/13	AAA	706,031

1,115	Mercedes-Benz Auto Receivables Trust, Series 2010-1	2.140%	8/15/16	AAA	1,133,984

47	Nissan Auto Receivables Owner Trust 2008-B A3	4.460%	4/16/12	AAA	46,828

110	Nissan Auto Receivables Owners Trust 2008-C	5.930%	7/16/12	AAA	110,643

1,473	Nissan Auto Receivables Owners Trust, Series 2009-1	5.000%	9/15/14	AAA	1,506,890

1,650	SMART Trust, Asset Backed Securities, Series 2011-1USA, 144A, (4)	1.100%	10/14/14	Aaa	1,646,728

1,028	Toyota Auto Receivables Owner Trust, Class A3, Series 2003B	1.860%	5/16/16	AAA	1,041,767

85	USAA Auto Owner Trust 2007-2	5.070%	6/15/13	AAA	85,616

1,000	USAA Auto Owners Trust 2010-1	2.140%	9/15/15	AAA	1,017,650

445	Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	451,938

620	World Omni Auto Receivables Trust, Series 2010A	1.340%	12/16/13	AAA	623,140
21,526	Total Autos				21,862,140
	Credit Cards – Asset-Backed Securities – 7.3%

805	Bank of America Credit Card Trust, Series 2008-A5	1.460%	12/16/13	AAA	807,444

1,500	Capital One Mult-Asset Execution Trust, Card Series 2005-A7	4.700%	6/15/15	AAA	1,578,825

2,500	Chase Issuance Trust, Series 2008-A4	4.650%	3/15/15	AAA	2,670,045

650	CitiBank Credit Card Issuance Trust, Series 2006-A4	5.450%	5/10/13	AAA	653,454

2,300	CitiBank Credit Card Issuance Trust, Series 2009-A5	2.250%	12/23/14	AAA	2,348,753

234	Discover Card Master Trust I 2008-3	5.100%	10/15/13	AAA	234,420

2,500	Discover Card Master Trust 2009-A2	1.560%	2/17/15	Aaa	2,536,164

1,840	General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	Aaa	1,869,360

1,080	General Electric Master Credit Card Trust, Series 2009-3A	2.540%	9/15/14	AAA	1,089,360
13,409	Total Credit Cards				13,787,825

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Other – Asset-Backed Securities – 4.0%

$870	CNH Agriculture Equipment Trust, Series 2009C	1.850%	12/16/13	AAA	$874,776

667	CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	671,531

870	Fieldstone Mortgage Investment Trust, Mortgage Backed Notes, Series 2005-1	1.340%	3/25/35	A+	830,929

1,675	GMAC Mortgage Services Advance Funding, Series 2011-1A, 144A, (4)	3.720%	2/15/23	Aaa	1,683,760

2,698	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2005-10B	4.941%	9/10/15	AAA	2,894,926

596	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2007-10A	5.459%	2/10/17	AAA	641,843
7,376	Total Other				7,597,765
	Commercial – Mortgage-Backed Securities – 9.4%

850	Bank of America Commercial Mortgage Pass-Through Certificates, Series 2005	4.930%	7/10/45	AA–	899,223

520	Banc of America Commercial Mortgage Pass-Through Certificates Series 2007-2, (4)	1.000%	4/10/49	BBB+	510,678

2,250	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4	5.205%	12/11/49	AAA	2,299,933

930	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	977,562

700	Developers Diversified Realty Corporation, Commercial Mortgage Pass Through Certificates Series 2009-DDR1, 144A	5.730%	10/14/14	AA	748,981

1,987	Extended Stay America Trust 2010-EHSA, 144A	2.950%	11/05/27	AAA	1,954,556

557	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2	5.349%	8/11/36	AAA	578,509

1,325	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass Through Certificates, Series 2001-ALF, 144A	2.720%	2/10/21	N/R	1,329,214

1,500	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10	5.808%	8/10/45	A1	1,592,603

1,455	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12	5.332%	12/15/43	AAA	1,535,222

1,964	Morgan Stanley Capital Trust I, Commercial Mortgage Pass-Through Certificates, Series 2011-C1	2.602%	9/15/47	AAA	1,989,149

833	Salomon Brothers Commercial Mortgage Trust Pass-Through Certificates, Series 2002-KEY2	4.870%	3/18/36	AAA	859,805

546	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8, 144A	1.000%	6/15/20	Aaa	505,327

2,000	WF-RBS Commercial Mortage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	2.500%	2/15/44	Aaa	2,020,367
17,417	Total Commercial				17,801,129
	Residential – Mortgage-Backed Securities – 15.1%

527	Citicorp Residential Mortgage Trust, REMIC Pass-Through Certificates, Series 2007-2	5.980%	6/25/37	AAA	529,163

1,304	Citigroup Mortgage Loan Trust Inc., Mortgage Pass Through Certificates, Series 2010-10, 144A	4.780%	12/25/32	BBB	1,309,164

1,026	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	1,057,396

1,750	FDIC Structured Sales Guaranteed Notes, Series 2010-L1A, 144A	0.000%	10/25/13	N/A	1,656,935

2,069	FDIC Structured Sale Guaranteed Notes, Series 2010-S1, 144A	3.250%	4/25/38	AAA	2,091,204

4,852	Federal Home Loan Mortgage Corporation Multi-Class Certificates	0.660%	12/15/20	AAA	4,757,490

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential – Mortgage-Backed Securities (continued)

$2,000	Federal Home Loan Mortgage Corporation Mulitfamily Structured Pass Through Certificates, Series K701	2.780%	6/25/17	AAA	$2,025,275

3,704	Federal National Mortgage Interest Strip Series 366-25	5.000%	10/01/35	AAA	428,711

150	Federal National Mortgage Pool 838948	2.010%	8/01/35	AAA	156,647

3,351	Federal National Mortgage REMIC Pass-Through Certificates	2.750%	6/25/20	AAA	3,405,366

3,836	Federal National Mortgage REMIC Pass-Through Certificates	0.660%	4/25/32	AAA	3,833,237

798	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2010-1, 144A	4.250%	7/25/40	A2	806,628

1,459	Government National Mortgage Association, Guaranteed REMIC Pass Through Securities and MX Securities Trust 2006-062	4.500%	5/16/38	AAA	1,546,220

1,645	National Credit Union Administration, Guaranteed Notes Series 2011-R1	0.709%	1/08/20	N/R	1,647,354

1,042	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AAA	1,014,450

600	Nationstar Mortgage Advance Receivables Trust, Series 2009-ADV1, 144A	1.000%	12/25/22	BBB	610,875

1,000	Park Place Securities Inc., Asset Backed Pass Through Certificates Series 2005- WCH1	0.780%	1/25/36	AA	945,419

638	RBSSP Resecuritization Trust 2009-10, 144A	0.360%	3/26/37	N/R	595,199

43	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2, (4)	2.830%	10/25/35	AAA	41,230
31,794	Total Residential				28,457,963
$91,522	Total Asset-Backed and Mortgage-Backed Securities (cost $89,245,019)				89,506,822

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 0.2%

	Commercial Banks – 0.2%

$375	National City Preferred Capital Trust I	12.000%	12/29/49	BBB	$425,332
$375	Total Capital Preferred Securities (cost $424,219)				425,332

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.7%

	Canada – 0.7%

$1,350	Province of Ontario, Canada Bond	1.375%	1/27/14	Aa1	$1,346,436
$1,350	Total Sovereign Debt (cost $1,346,385)				1,346,436

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 3.4%

	U.S. Government and Agency Obligations – 2.4%

$4,500	Federal Home Loan Bank Bonds	3.625%	7/01/11	AAA	$4,540,554
	Repurchase Agreements – 1.0%

1,838	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/11, repurchase price $1,837,794, collateralized by $1,905,000 U.S. Treasury Notes, 0.500%, due 11/15/13, value $1,878,806	0.010%	4/01/11	N/A	1,837,793
$6,338	Total Short-Term Investments (cost $6,415,206)				6,378,347
	Total Investments (cost $187,645,581) – 100.4%				189,765,942
	Other Assets Less Liabilities – (0.4)% (5)				(784,829)
	Net Assets – 100%				$188,981,113

28	Nuveen Investments

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at March 31, 2011:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Morgan Stanley	Brazilian Real	4,100,000	U.S. Dollar	2,466,907	4/04/11	$(44,347)
HSBC	Euro	1,700,000	U.S. Dollar	2,299,335	4/18/11	(109,277)
Bank of America	Japanese Yen	224,000,000	U.S. Dollar	2,761,307	5/31/11	67,457
HSBC	Mexican Peso	29,762,640	U.S. Dollar	2,482,289	4/04/11	(19,941)
JPMorgan Chase	Peruvian Nuevo Sol	4,920,000	U.S. Dollar	1,748,712	4/29/11	(1,867)
Morgan Stanley	Polish Zloty	7,800,000	U.S. Dollar	2,728,418	5/18/11	(8,195)
Bank of America	Swiss Franc	2,600,000	U.S. Dollar	2,809,474	5/10/11	(21,870)
Morgan Stanley	U.S. Dollar	1,843,020	Australian Dollar	1,800,000	5/31/11	5,744
Morgan Stanley	U.S. Dollar	2,443,797	Brazilian Real	4,111,200	4/04/11	74,318
Morgan Stanley	U.S. Dollar	2,453,327	Brazilian Real	4,100,000	5/03/11	44,102
Morgan Stanley	U.S. Dollar	2,776,207	Canadian Dollar	2,700,000	5/31/11	5,095
HSBC	U.S. Dollar	2,467,328	Mexican Peso	29,762,640	4/04/11	34,901
HSBC	U.S. Dollar	2,468,904	Mexican Peso	29,762,640	6/03/11	19,631
JPMorgan Chase	U.S. Dollar	1,772,015	Peruvian Nuevo Sol	4,920,000	4/29/11	(21,437)
Morgan Stanley	U.S. Dollar	2,655,771	Polish Zloty	7,800,000	5/18/11	80,841
Morgan Stanley	U.S. Dollar	2,490,815	Turkish Lira	4,000,000	4/07/11	97,189
						$202,344

Credit Default Swaps outstanding at March 31, 2011:

Counterparty	Referenced Entity	Buy/Sell Protection (6)	Current Credit Spread (7)	Notional Amount (U.S. Dollars)	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan	DJ Investment Grade CDX	Sell	.96%	$12,250,000	1.000%	6/20/16	$27,429	$(3,744)
JPMorgan	DJ High Yield CDX	Sell	4.52	7,400,000	5.000	6/20/16	161,343	8,718
UBS AG	Freescale Semiconductor, Inc.	Sell	6.71	330,000	5.000	6/20/15	(4,968)	57,732
								$62,706
*	Annualized.

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2011

Futures Contracts outstanding at March 31, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 2-Year Treasury Note	Short	(36)	6/11	$(7,852,500)	$(4,599)
U.S. 5-Year Treasury Note	Short	(108)	6/11	(12,613,219)	(16,566)
U.S. 10-Year Treasury Note	Short	(92)	6/11	(10,950,875)	(21,490)
U.S. 30-Year Treasury Bond	Short	(12)	6/11	(1,442,250)	(11,002)
					$(53,657)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Other Assets Less Liabilities includes Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives.

(6)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(7)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

N/A	Not applicable.

N/R	Not rated.

I/O	Interest only investment.

P/O	Principal only investment.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

30	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 49.1%

	Aerospace & Defense – 0.6%

$50	BE Aerospace Inc.	8.500%	7/01/18	BB	$55,374

12	Boeing Capital Corporation	5.800%	1/15/13	A	12,995

35	General Dynamics Corporation	4.250%	5/15/13	A	37,249

240	Huntington Ingalls Industries Inc., 144A	7.125%	3/15/21	Ba3	250,200

20	Lockheed Martin Corporation	7.650%	5/01/16	A–	24,257

85	Raytheon Company	4.400%	2/15/20	A–	86,167

8	United Technologies Corporation	7.500%	9/15/29	A	10,358
450	Total Aerospace & Defense				476,600
	Airlines – 0.4%

125	Air Canada, 144A	12.000%	2/01/16	B–	130,312

140	Global Aviation Holdings	14.000%	8/15/13	BB–	164,150
265	Total Airlines				294,462
	Auto Components – 0.4%

155	American & Axle Manufacturing Inc.	7.875%	3/01/17	B–	157,324

200	Dana Holding Corporation	6.500%	2/15/19	BB–	199,000
355	Total Auto Components				356,324
	Beverages – 0.5%

240	Anheuser Busch InBev	8.200%	1/15/39	BBB+	326,513

5	Diageo Capital, PLC	5.750%	10/23/17	A–	5,605

55	Miller Brewing Company, 144A	5.500%	8/15/13	BBB+	59,775

10	Pepsi Bottling Group PLC	5.500%	4/01/16	Aa3	11,268
310	Total Beverages				403,161
	Biotechnology – 0.2%

180	STHI Holding Corporation, 144A	8.000%	3/15/18	B	186,300
	Building Products – 0.2%

40	Dayton Superior Corporation, (3), (4), (7)	13.000%	6/15/11	Caa3	6,000

4	Masco Corporation	5.875%	7/15/12	BBB	4,188

185	Ryland Group Inc.	6.625%	5/01/20	BB–	180,374
229	Total Building Products				190,562
	Chemicals – 1.7%

190	Airgas, Inc.	4.500%	9/15/14	BBB	198,485

145	CF Industries Inc.	6.875%	5/01/18	BB+	162,763

335	Dow Chemical Company	4.250%	11/15/20	BBB–	319,936

75	E.I. Du Pont de Nemours and Company	3.250%	1/15/15	A	77,776

80	Methanex Corporation	8.750%	8/15/12	BBB–	86,200

195	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	202,833

75	Praxair, Inc.	4.500%	8/15/19	A	78,120

225	Rhodia SA, 144A	6.875%	9/15/20	BB	229,218
1,320	Total Chemicals				1,355,331

	Commercial Services & Supplies – 0.6%

100	Avis Budget Car Rental	8.250%	1/15/19	B	104,750

110	GATX Corporation	4.750%	10/01/12	Baa1	114,989

250	Hertz Corporation, 144A	6.750%	4/15/19	B2	247,813
460	Total Commercial Services & Supplies				467,552

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Communications Equipment – 0.0%

$10	Cisco Systems, Inc.	5.500%	2/22/16	A+	$11,228

3	Motorola, Inc.	7.500%	5/15/25	BBB	3,398
13	Total Communications Equipment				14,626
	Computers & Peripherals – 0.0%

35	International Business Machines Corporation (IBM)	4.750%	11/29/12	Aa3	37,195
	Consumer Finance – 0.8%

185	American Express Credit Corporation	7.300%	8/20/13	A2	206,860

320	Capital One Bank	8.800%	7/15/19	Baa1	402,356
505	Total Consumer Finance				609,216
	Containers & Packaging – 0.1%

95	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	85,025
	Diversified Financial Services – 11.0%

1,240	Bank of America Corporation	5.875%	1/05/21	A	1,294,781

105	Bank of New York Mellon	4.300%	5/15/14	Aa2	112,594

150	Barlcays Bank PLC	5.000%	9/22/16	AA–	159,027

115	BB&T Corporation	5.700%	4/30/14	A	126,978

150	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A1	150,318

185	Capital One Financial Corporation	7.375%	5/23/14	Baa1	212,342

6	Charter One Bank FSB	6.375%	5/15/12	A3	6,224

225	Citigroup Inc.	6.125%	11/21/17	A	245,173

500	Citigroup Inc.	5.375%	8/09/20	A	514,727

65	Citigroup Inc.	6.000%	10/31/33	A–	62,068

300	Citigroup Inc.	6.875%	3/05/38	A	329,683

140	Credit Suisse New York	5.500%	5/01/14	Aa1	153,455

110	Fifth Third Bancorp.	6.250%	5/01/13	Baa1	119,319

65	General Electric Capital Corporation	5.625%	9/15/17	AA+	70,533

200	General Electric Capital Corporation	5.300%	2/11/21	AA	203,134

225	General Electric Capital Corporation	6.875%	1/10/39	AA+	251,098

505	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	549,352

610	Goldman Sachs Group, Inc.	6.000%	6/15/20	A1	644,846

310	HSBC Holdings PLC	6.800%	6/01/38	A1	324,604

170	Jefferies Group Inc.	8.500%	7/15/19	BBB	200,549

80	JP Morgan Chase & Company	5.375%	10/01/12	Aa3	84,959

210	JP Morgan Chase & Company	6.000%	1/15/18	Aa3	230,262

500	JP Morgan Chase & Company	4.250%	10/15/20	Aa3	477,856

140	KeyCorp.	6.500%	5/14/13	BBB+	152,592

220	KeyCorp.	5.100%	3/24/21	BBB+	218,642

375	Merrill Lynch & Company	6.050%	5/16/16	A–	396,333

185	Morgan Stanley	6.000%	5/13/14	A	201,252

150	Morgan Stanley	5.625%	9/23/19	A	153,200

120	Morgan Stanley	5.950%	12/28/17	A	128,897

515	Morgan Stanley	5.750%	1/25/21	A	519,787

25	National City Bank	6.200%	12/15/11	A	25,942

90	National Rural Utilities Cooperative Finance Corporation	7.250%	3/01/12	A	95,353

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services (continued)

$60	PNC Funding Corporation	6.700%	6/10/19	A	$69,793

235	State Street Corporation	4.956%	3/15/18	A3	242,158

6	SunTrust Banks Inc.	6.375%	4/01/11	Baa1	6,000

74	Wachovia Corporation	5.250%	8/01/14	A+	79,141

170	Wells Fargo & Company	5.250%	10/23/12	AA–	180,204

8,531	Total Diversified Financial Services				8,993,176
	Diversified Telecommunication Services – 2.7%

240	AT&T, Inc.	6.800%	5/15/36	A2	256,659

140	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	145,950

190	Cincinnati Bell Inc.	8.750%	3/15/18	B3	179,313

240	Citizens Communications Company	9.000%	8/15/31	BB	245,400

145	Cox Communications, Inc	5.500%	10/01/15	Baa2	159,032

90	France Telecom	5.375%	7/08/19	A–	98,930

100	Insight Communications, 144A	9.375%	7/15/18	B–	111,000

180	Paetec Holding Corporation	8.875%	6/30/17	Ba3	193,950

130	Qwest Communications International Inc.	7.125%	4/01/18	Baa3	140,238

215	Telecom Italia Capital	5.250%	10/01/15	BBB	222,538

130	Telefonica Emisiones SAU	4.949%	1/15/15	A–	137,166

260	Verizon Communications	6.250%	4/01/37	A–	266,146
2,060	Total Diversified Telecommunication Services				2,156,322
	Electric Utilities – 1.3%

35	American Electric Power	5.250%	6/01/15	BBB	37,938

175	Calpine Corporation, 144A	7.875%	7/31/20	B+	185,938

20	Carolina Power and Light Company	5.125%	9/15/13	A1	21,706

14	Duke Capital LLC	5.668%	8/15/14	BBB	15,340

105	Duke Energy Corporation	6.250%	1/15/12	A–	109,673

75	Exelon Corporation	4.900%	6/15/15	Baa1	78,817

2	FirstEnergy Corporation	6.450%	11/15/11	Baa3	2,060

5	FirstEnergy Corporation	7.375%	11/15/31	Baa3	5,416

230	FirstEnergy Solutions Corporation	6.050%	8/15/21	Baa2	238,327

250	Niagara Mohawk Power Company, 144A	3.553%	10/01/14	A–	256,962

10	Progress Energy, Inc.	7.000%	10/30/31	BBB	11,538

5	PSE&G Power LLC	8.625%	4/15/31	Baa1	6,267

50	West Corporation, 144A	8.625%	10/01/18	B	52,625
976	Total Electric Utilities				1,022,607
	Electrical Equipment – 0.0%

25	Emerson Electric Company	5.250%	10/15/18	A	27,530
	Electronic Equipment & Instruments – 0.4%

190	Agilent Technologies Inc.	5.500%	9/14/15	BBB–	206,643

120	ViaSystems Inc., 144A	12.000%	1/15/15	B+	135,600
310	Total Electronic Equipment & Instruments				342,243

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services – 2.0%

$325	Ensco PLC	4.700%	3/15/21	BBB+	$322,597

250	Kinder Morgan Energy Partners, L.P.	6.500%	9/01/39	BBB	256,220

85	Nabors Industries Inc.	9.250%	1/15/19	BBB	107,147

100	PHI Inc.	8.625%	10/15/18	B+	104,625

200	Plains All American Pipeline L.P.	5.750%	1/15/20	BBB–	214,055

205	Rockies Express Pipeline Company, 144A	5.625%	4/15/20	BBB–	203,780

190	Transocean Sedco Inc.	6.000%	3/15/18	BBB	205,138

220	Weatherford International Limited	7.000%	3/15/38	BBB	233,019
1,575	Total Energy Equipment & Services				1,646,581
	Food & Staples Retailing – 0.8%

165	Kroger Co.	3.900%	10/01/15	BBB	171,263

2	Kroger Co.	7.500%	4/01/31	BBB	2,389

135	Safeway Inc.	6.250%	3/15/14	BBB	149,266

150	Supervalu Inc.	7.500%	11/15/14	B	150,750

135	Wal-Mart Stores, Inc.	3.200%	5/15/14	AA	141,416

50	Wal-Mart Stores, Inc.	5.800%	2/15/18	AA	56,941
637	Total Food & Staples Retailing				672,025
	Food Products – 0.7%

400	Bunge Limited Finance Corporation	4.100%	3/15/16	Baa2	400,996

27	Kellogg Company	7.450%	4/01/31	A3	33,640

85	Kraft Foods Inc.	6.125%	2/01/18	Baa2	95,018
512	Total Food Products				529,654
	Gas Utilities – 0.0%

2	Consolidated Natural Gas Company	5.000%	12/01/14	A–	2,187
	Health Care Providers & Services – 0.3%

180	UnitedHealth Group Incorporated	6.875%	2/15/38	A–	201,910
	Hotels, Restaurants & Leisure – 1.0%

160	Boyd Gaming Corporation, 144A	9.125%	12/01/18	B	165,200

145	Brunswick Corporation	7.375%	9/01/23	Caa1	134,125

150	Isle of Capri Casinos, Inc., 144A	7.750%	3/15/19	B–	149,250

155	Marina District Finance Company Limited, 144A	9.875%	8/15/18	BB	162,169

85	McDonald’s Corporation	5.800%	10/15/17	A	97,312

100	Tricon Global Restaurants Incorporated	8.875%	4/15/11	BBB–	100,224
795	Total Hotels, Restaurants & Leisure				808,280
	Household Durables – 0.3%

155	MDC Holdings Inc.	5.625%	2/01/20	BBB–	153,133

120	Meritage Homes Corporation	7.150%	4/15/20	B+	119,850
275	Total Household Durables				272,983
	Household Products – 0.2%

150	Clorox Company	3.550%	11/01/15	BBB+	153,563

20	Procter and Gamble Company	4.850%	12/15/15	AA–	22,215
170	Total Household Products				175,778
	Independent Power Producers & Energy Traders – 0.2%

175	NRG Energy Inc.	7.375%	1/15/17	BB–	182,438

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Industrial Conglomerates – 1.0%

$100	Offshore Group Investment Limited	11.500%	8/01/15	B–	$111,000

300	Textron Inc.	7.250%	10/01/19	BBB–	345,892

190	Timken Company	6.000%	9/15/14	BBB–	209,579

125	Tyco International Group	6.000%	11/15/13	A–	138,381
715	Total Industrial Conglomerates				804,852
	Insurance – 2.4%

290	AFLAC Insurance	6.450%	8/15/40	A2	291,063

100	Berkshire Hathaway Inc.	5.400%	5/15/18	AA+	110,101

315	Genworth Financial Inc.	6.515%	5/22/18	BBB	311,629

585	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	614,916

200	ING Bank NV, 144A	4.000%	3/15/16	Aa3	199,721

75	MetLife Inc.	7.717%	2/15/19	A–	91,168

170	Prudential Financial Inc.	7.375%	6/15/19	A	199,600

160	Prudential Financial Inc.	5.900%	3/17/36	A	160,827
1,895	Total Insurance				1,979,025
	IT Services – 0.3%

94	First Data Corporation, 144A	12.625%	1/15/21	B–	101,990

150	First Data Corporation, 144A	8.750%	1/15/22	B–	149,250
244	Total IT Services				251,240
	Machinery – 0.0%

5	Caterpillar Inc.	6.050%	8/15/36	A	5,617

15	Deere & Company	6.950%	4/25/14	A	17,311
20	Total Machinery				22,928
	Media – 2.8%

80	Allbritton Communications Company	8.000%	5/15/18	B	84,400

55	Comcast Corporation	6.450%	3/15/37	BBB+	56,344

160	Comcast Corporation	6.400%	5/15/38	BBB+	162,934

205	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	211,141

325	News America Holdings Inc., 144A	6.150%	2/15/41	BBB+	322,284

40	News America Holdings Inc.	6.150%	3/01/37	BBB+	39,635

50	Nielsen Finance LLC Co., 144A	7.750%	10/15/18	B+	53,625

195	Sinclair Television Group, 144A	9.250%	11/01/17	BB–	217,425

170	Thomson Reuters Corporation	4.700%	10/15/19	A–	177,849

405	Time Warner Cable Inc.	6.550%	5/01/37	BBB	412,215

210	Time Warner Inc.	4.875%	3/15/20	BBB	214,128

300	Viacom Inc.	6.875%	4/30/36	BBB+	328,498

25	Walt Disney Company	6.000%	7/17/17	A	28,427

2	Walt Disney Company	7.000%	3/01/32	A	2,435
2,222	Total Media				2,311,340
	Metals & Mining – 3.4%

175	AK Steel Corporation	7.625%	5/15/20	BB	178,500

45	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	41,400

275	Anglogold Holdings PLC	6.500%	4/15/40	BBB–	275,421

385	ArcelorMittal	7.000%	10/15/39	BBB–	386,030

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$80	BHP Billiton Finance Limited	5.500%	4/01/14	A+	$88,719

390	Newmont Mining Corporation	6.250%	10/01/39	BBB+	413,466

250	Patriot Coal Corporation	8.250%	4/30/18	B+	266,250

250	Southern Copper Corporation	7.500%	7/27/35	Baa2	270,070

25	Steel Dynamics, Inc.	7.750%	4/15/16	BB+	26,625

50	Steel Dynamics, Inc.	7.625%	3/15/20	BB+	53,625

200	Teck Resources Limited	6.125%	10/01/35	BBB	205,317

60	United States Steel Corporation	6.050%	6/01/17	BB	61,875

300	Vale Overseas Limited	6.875%	11/10/39	BBB+	320,669

150	Vedanta Resources PLC, 144A	9.500%	7/18/18	BB	164,250
2,635	Total Metals & Mining				2,752,217
	Multi-Line Retail – 1.0%

200	Albertson’s, Inc.	8.700%	5/01/30	B	171,500

120	Costco Wholesale Corporation	5.300%	3/15/12	A+	125,356

260	CVS Caremark Corporation	3.250%	5/18/15	BBB+	264,111

8	Federated Department Stores, Inc.	6.900%	4/01/29	BB+	8,100

75	Home Depot, Inc.	5.400%	3/01/16	BBB+	82,936

170	Target Corporation	5.375%	5/01/17	A+	189,312
833	Total Multi-Line Retail				841,315
	Multi-Utilities – 0.1%

45	Dominion Resources Inc.	6.250%	6/30/12	A–	47,747

16	Pacific Gas and Electric Company	6.050%	3/01/34	A3	16,673

9	Virginia Electric and Power Company	4.750%	3/01/13	A–	9,582
70	Total Multi-Utilities				74,002
	Oil, Gas & Consumable Fuels – 5.5%

240	Amerada Hess Corporation	7.125%	3/15/33	BBB	275,908

95	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	104,566

425	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	410,590

40	Apache Corporation	6.000%	1/15/37	A–	42,278

140	Black Elk Energy Offshore Operations LLC, 144A	13.750%	12/01/15	B–	142,800

100	BP Capital Markets PLC	3.625%	5/08/14	A	103,861

210	Cenovus Energy Inc.	4.500%	9/15/14	BBB+	225,494

125	Chevron Corporation	3.950%	3/03/14	Aa1	133,674

10	Devon Energy Corporation	7.950%	4/15/32	BBB+	12,971

210	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	207,372

195	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	202,712

50	Energy XXI Gulf Coast Inc., 144A	9.250%	12/15/17	B	53,500

170	Enterprise Products Operating Group LLP	4.600%	8/01/12	BBB–	176,908

85	EOG Resources Inc.	5.625%	6/01/19	A–	93,262

260	Nexen Inc.	6.400%	5/15/37	BBB–	259,715

140	Occidental Petroleum Corporation	4.125%	6/01/16	A	148,103

510	Shell International Finance BV	4.300%	9/22/19	Aa1	525,173

175	SM Energy Company, 144A	6.625%	2/15/19	BB	179,594

115	StatOilHydro ASA	2.900%	10/15/14	Aa2	118,663

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$200	Stone Energy Corporation	8.625%	2/01/17	B	$208,500

245	SunCor Energy Inc.	6.100%	6/01/18	BBB+	276,661

135	Tesoro Petroleum Corporation	6.250%	11/01/12	BB+	142,425

10	Tosco Corporation	8.125%	2/15/30	A1	12,779

125	United Refining Inc., 144A	10.500%	2/28/18	B	124,219

275	Valero Energy Corporation	6.125%	2/01/20	BBB	297,432

10	Valero Energy Corporation	7.500%	4/15/32	BBB	11,015
4,295	Total Oil, Gas & Consumable Fuels				4,490,175
	Paper & Forest Products – 0.8%

180	International Paper Company	8.700%	6/15/38	BBB	230,751

190	McClatchy Company	11.500%	2/15/17	B+	213,750

200	Stora Enso Oyj, 144A	6.404%	4/15/16	BB	210,000

8	Westvaco Corporation	8.200%	1/15/30	BBB	8,538
578	Total Paper & Forest Products				663,039
	Pharmaceuticals – 0.2%

3	Schering-Plough Corporation	6.500%	12/01/33	AA	3,530

160	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB–	156,800
163	Total Pharmaceuticals				160,330
	Real Estate – 0.9%

300	Health Care REIT Inc.	5.250%	1/15/22	Baa2	292,699

370	Prologis Trust	6.875%	3/15/20	Baa2	404,865
670	Total Real Estate				697,564
	Real Estate Management & Development – 0.3%

200	Country Garden Holding Company, 144A	11.125%	2/23/18	BB–	203,000
	Road & Rail – 0.2%

18	Burlington Northern Santa Fe Corporation	6.750%	7/15/11	A3	18,329

10	CSX Corporation	5.600%	5/01/17	BBB–	11,033

110	DynCorp International Inc., 144A	10.375%	7/01/17	B1	119,075

17	Norfolk Southern Corporation	7.700%	5/15/17	BBB+	20,847
155	Total Road & Rail				169,284
	Specialty Retail – 1.2%

200	Armored AutoGroup Inc., 144A	9.250%	11/01/18	CCC+	203,500

300	CenturyLink Inc.	6.150%	9/15/19	BBB–	315,002

25	Ferrellgas LP, 144A	6.500%	5/01/21	Ba3	24,250

280	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB–	276,950

145	TJX Companies, Inc.	4.200%	8/15/15	A	154,249
950	Total Specialty Retail				973,951
	Textiles, Apparel & Luxury Goods – 0.4%

50	Hanesbrands Inc.	6.375%	12/15/20	BB–	48,750

250	Polymer Group Inc., 144A	7.750%	2/01/19	B1	257,813
300	Total Textiles, Apparel & Luxury Goods				306,563
	Tobacco – 0.7%

405	Altria Group Inc.	9.950%	11/10/38	Baa1	564,892
	Transportation Infrastructure – 0.4%

300	Asciano Finance Limited, 144A, (WI/DD)	5.000%	4/07/18	Baa2	298,374

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 1.1%

$208	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	$228,481

80	MetroPCS Wireless Inc.	6.625%	11/15/20	B	79,900

50	Nokia Corporation	5.375%	5/15/19	A2	51,068

60	Rogers Wireless Communications Inc.	6.375%	3/01/14	BBB	67,298

150	Sprint Capital Corporation	6.900%	5/01/19	BB–	154,875

80	Vodafone Group PLC	5.350%	2/27/12	A–	83,384

75	Windstream Corporation, 144A	7.750%	10/15/20	Ba3	77,064

140	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB–	147,701
843	Total Wireless Telecommunication Services				889,771
$37,933	Total Corporate Bonds (cost $38,785,694)				39,963,930

Shares	Description (1)		Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.2%

	Diversified Financial Services – 0.2%

7,000	Citigroup Capital Trust XII		8.500%	BB+	$184,310
	Total $25 Par (or similar) Preferred Securities (cost $186,980)				184,310

Principal Amount (000)	Description (1)	Optional Call Provisions (5)	Ratings (2)	Value

	MUNICIPAL BONDS - 2.0%

	Illinois - 0.5%

$425	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19	No Opt. Call	A+	$425,693
	Massachusetts - 0.3%

250	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/37 - AMBAC Insured	No Opt. Call	AA+	246,560
	Michigan - 0.3%

250	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	241,648
	New York - 0.6%

250	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.000%, 11/01/39	11/20 at 100.00	AAA	243,863

250	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2008C, 5.000%, 11/15/38	No Opt. Call	Aa2	242,877
500	Total New York			486,740
	Washington - 0.3%

250	King County, Washington, Sewer Revenue Bonds, Refunding Series 2010, 5.000%, 1/01/40	No Opt. Call	AA+	243,837
$1,675	Total Municipal Bonds (cost $1,624,018)			1,644,478

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 5.2%

	U.S. Treasury Bonds/Notes – 5.2%

$190	Tennessee Valley Authority	5.250%	9/15/39	AAA	$199,270

525	United States of America Treasury Bonds/Notes	4.630%	7/31/12	AAA	553,977

250	United States of America Treasury Bonds/Notes	1.380%	9/15/12	AAA	253,057

475	United States of America Treasury Bonds/Notes	5.250%	11/15/28	AAA	534,746

450	United States of America Treasury Bonds/Notes	4.750%	2/15/37	AAA	471,024

455	United States of America Treasury Bonds/Notes	3.500%	2/15/39	AAA	381,489

125	United States of America Treasury Bonds/Notes	3.880%	8/15/40	AAA	111,856

1,641	United States of America Treasury Inflation Indexed Obligations, (6)	1.250%	7/15/20	AAA	1,694,387
$4,111	Total U.S. Government and Agency Obligations (cost $4,164,943)				4,199,806

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 35.4%

	Autos – Asset-Backed Securities – 6.1%

$550	AmeriCredit Automobile Receivables Trust, Series 2010-4	1.990%	10/08/15	Aa1	$547,553

229	Bank of America Auto Trust, Series 2009-2A, 144A	2.130%	9/15/13	AAA	230,756

350	Bank of America Auto Trust, Series 2010-1A, 144A	1.390%	3/15/14	AAA	351,961

800	BMW Vehicle Owners Trust, Series 2010-A	2.100%	10/25/16	AAA	813,313

275	CarMax Auto Owner Trust 2010-3	2.000%	5/16/16	AA	268,389

425	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AA	425,497

141	Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	Aaa	145,062

42	Ford Credit Auto Owner Trust 2008A-3A	3.960%	4/15/12	AAA	42,205

290	Ford Credit Auto Owners Trust 2010	2.930%	11/15/15	AA	293,801

360	Hertz Vehicle Financing LLC Series 2009, 144A	4.260%	3/25/14	Aaa	377,177

300	Hyundai Auto Receivables Trust 2009A	2.030%	8/15/13	AAA	302,585

159	Nissan Auto Receivables Owners Trust 2008-C	5.930%	7/16/12	AAA	160,432

420	Toyota Auto Receivables Owner Trust, Class A3, Series 2003B	1.860%	5/16/16	AAA	425,625

618	Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	627,691
4,959	Total Autos				5,012,047
	Credit Cards – Asset-Backed Securities – 2.7%

550	CitiBank Credit Card Issuance Trust, Series 2009-A5	2.250%	12/23/14	AAA	561,658

205	Discover Card Master Trust 2008, Class A3	5.100%	10/15/13	AAA	205,368

850	General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	Aaa	863,563

530	General Electric Master Credit Card Trust, Series 2009-3A	2.540%	9/15/14	AAA	534,594
2,135	Total Credit Cards				2,165,183
	Home Equity – Asset-Backed Securities – 0.3%

275	CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	276,513
	Commercial – Mortgage-Backed Securities – 6.5%

220	Banc of America Commercial Mortgage Pass-Through Certificates, Series 2007-2, (7)	5.200%	4/10/49	BBB+	216,056

70	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	54,083

350	Bank of America Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.930%	7/10/45	AA–	370,268

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial – Mortgage-Backed Securities (continued)

$386	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	$397,581

500	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	525,571

230	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2	5.350%	8/11/36	AAA	238,882

650	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certificates, Series 2007-GG11	5.736%	12/10/49	N/R	687,507

230	Merrill Lynch Mortgage Investors Inc, Commercial Mortgage Pass-Through Certificates, Series 2006, (7)	5.200%	12/12/49	Aa2	226,085

750	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-C1	5.690%	2/12/51	Aaa	794,617

545	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12	5.330%	12/15/43	AAA	575,049

350	Salomon Brothers Commercial Mortgage Trust Pass-Through Certificates, Series 2002-KEY2	4.870%	3/18/36	AAA	361,263

800	WF-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	4.870%	2/15/44	AAA	818,407
5,081	Total Commercial				5,265,369
	Residential – Mortgage-Backed Securities – 19.8%

650	FDIC Structured Sales Guaranteed Notes, Series 2010-L1A, 144A	0.000%	10/25/13	N/A	615,433

103	Federal Home Loan Mortgage Corporation Non Gold Participation Certificates	6.140%	12/01/36	AAA	110,759

10	Federal Home Loan Mortgage Corporation REMIC	5.500%	5/15/28	AAA	10,169

43	Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	5.860%	1/01/37	AAA	45,281

82	Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	AAA	87,475

1,250	Federal National Mortgage Association (MDR) (WI/DD)	4.500%	TBA	AAA	1,272,070

1,715	Federal National Mortgage Association (MDR) (WI/DD)	5.500%	TBA	AAA	1,854,879

3,760	Federal National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	AAA	3,933,313

2,175	Federal National Mortgage Interest Strip Series 366-25	5.000%	10/01/35	AAA	251,755

331	Federal National Mortgage Pool 735060	6.000%	11/01/34	AAA	363,653

132	Federal National Mortgage Pool 735606	2.800%	5/01/35	AAA	136,870

150	Federal National Mortgage Pool 838948	2.010%	8/01/35	AAA	156,647

206	Federal National Mortgage Pool 838948	5.500%	4/01/35	AAA	221,545

122	Federal National Mortgage Pool 905597	5.995%	12/01/36	AAA	131,779

374	Federal National Mortgage Pool 946228	6.160%	9/01/37	AAA	402,076

1,071	Federal National Mortgage Pool AC1877	4.500%	9/01/39	AAA	1,091,628

1,645	Federal National Mortgage Pool AD8529	4.500%	8/01/40	AAA	1,675,948

609	Government National Mortgage Association, Guaranteed REMIC Pass Through Securities and MX Securities Trust	4.500%	5/16/38	AAA	645,774

2,145	Government National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	AAA	2,274,706

508	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AAA	494,569

319	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2011-1	4.130%	2/25/41	N/R	319,353

44	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2, (7)	2.825%	10/25/35	AAA	41,566
17,444	Total Residential				16,137,248
$29,894	Total Asset-Backed and Mortgage-Backed Securities (cost $28,638,155)				28,856,360

40	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		CAPITAL PREFERRED SECURITIES – 3.7%

		Capital Markets – 0.3%

$315		Goldman Sachs Capital II	5.793%	6/01/12	Baa2	$271,688
		Commercial Banks – 1.0%

225		Bank of America Corporation	8.000%	1/30/18	BB+	241,958

8		First Union Institutional Capital Securities I	8.040%	12/01/26	A–	8,200

410		Wachovia Capital Trust III	1.239%	3/15/42	A–	376,175

205		Wells Fargo Capital Trust X	5.950%	12/15/86	A–	201,853
848		Total Commercial Banks				828,186
		Consumer Finance – 0.3%

235		Capital One Capital III Corporation	7.686%	8/15/36	Baa3	241,756
		Diversified Financial Services – 1.2%

340		CitiGroup Capital XXI	8.300%	12/21/37	BB+	353,600

610		JP Morgan Chase Capital Trust XX Ser T	6.550%	9/29/36	A2	620,000
950		Total Diversified Financial Services				973,600
		Industrial Conglomerates – 0.5%

430		GE Capital Trust I	6.375%	11/15/17	Aa3	440,213
		Insurance – 0.4%

300		Catlin Insurance Company Limited, 144A	7.249%	1/19/17	BBB+	282,750
$3,078		Total Capital Preferred Securities (cost $3,031,688)				3,038,193

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 3.2%

		Argentina – 0.1%

$100		Provincia de Cordoba, 144A	12.375%	8/17/17	B	$103,250
		Colombia – 1.7%

10		Republic of Colombia	8.250%	12/22/14	BBB–	11,900

2,410,000	COP	Republic of Colombia	7.750%	4/14/21	BBB–	1,388,953
		Total Colombia				1,400,853
		Peru – 0.9%

2,050	PEN	Republic of Peru	6.950%	8/12/31	Baa3	710,606
		South Africa – 0.5%

365		Republic of South Africa	6.250%	3/08/41	A3	376,176
		Total Sovereign Debt (cost $2,518,445)				2,590,885

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 18.7%

$15,248	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/11, repurchase price $15,248,006, collateralized by $15,390,000 U.S. Treasury Bonds, 4.500%, due 8/15/39, value $15,553,142	0.010%	4/01/11	$15,248,002
	Total Short-Term Investments (cost $15,248,002)			15,248,002
	Total Investments (cost $94,197,925) – 117.5%			95,725,964
	Other Assets Less Liabilities – (17.5)% (9)			(14,291,073)
	Net Assets – 100%			$81,434,891

Investments in Derivatives

Call Options Written outstanding at March 31, 2011:

Number of Contracts	Description (1)	Notional Amount (10)	Strike Price	Expiration Date	Value

(16)	U.S. 10-Year Treasury Note Futures	$(195,200)	$122.0	5/20/11	$(4,250)
	Total Call Options Written (premiums received $7,831)				$(4,250)

Forward Foreign Currency Exchange Contracts outstanding at March 31, 2011:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Morgan Stanley	Brazilian Real	1,880,000	U.S. Dollar	1,131,167	4/04/11	$(20,335)
Royal Bank of Canada	Colombian Peso	4,820,000,000	U.S. Dollar	2,579,264	6/02/11	(8,102)
HSBC	Euro	850,000	U.S. Dollar	1,149,668	4/18/11	(54,639)
Bank of America	Japanese Yen	84,000,000	U.S. Dollar	1,035,490	5/31/11	25,297
HSBC	Mexican Peso	13,641,210	U.S. Dollar	1,137,716	4/04/11	(9,139)
JPMorgan Chase	Peruvian Nuevo Sol	2,101,250	U.S. Dollar	746,846	4/29/11	(797)
Morgan Stanley	Polish Zloty	3,000,000	U.S. Dollar	1,049,391	5/18/11	(3,152)
JPMorgan Chase	South African Rand	3,000,000	U.S. Dollar	431,344	4/26/11	(10,730)
Bank of America	Swiss Franc	1,000,000	U.S. Dollar	1,080,567	5/10/11	(8,411)
Bank of America	U.S. Dollar	813,072	Australian Dollar	800,000	5/31/11	8,601
Morgan Stanley	U.S. Dollar	1,120,074	Brazilian Real	1,884,300	4/04/11	34,062
Morgan Stanley	U.S. Dollar	1,124,940	Brazilian Real	1,880,000	5/03/11	20,222
Morgan Stanley	U.S. Dollar	1,233,870	Canadian Dollar	1,200,000	5/31/11	2,265
HSBC	U.S. Dollar	1,512,876	Colombian Peso	2,820,000,000	6/02/11	894
Citibank	U.S. Dollar	19,782	Czech Koruna	349,169	4/29/11	382
HSBC	U.S. Dollar	1,130,859	Mexican Peso	13,641,210	4/04/11	15,996
HSBC	U.S. Dollar	1,131,581	Mexican Peso	13,641,210	6/03/11	8,997
Morgan Stanley	U.S. Dollar	769,790	New Zealand Dollar	1,000,000	4/11/11	(7,134)
Morgan Stanley	U.S. Dollar	1,021,450	Polish Zloty	3,000,000	5/18/11	31,093
JPMorgan Chase	U.S. Dollar	416,927	South African Rand	3,000,000	4/26/11	25,147
JPMorgan Chase	U.S. Dollar	400,498	South Korean Won	450,000,000	5/16/11	8,862
JPMorgan Chase	U.S. Dollar	6,647	Swedish Krona	42,971	4/29/11	153
Morgan Stanley	U.S. Dollar	934,056	Turkish Lira	1,500,000	4/07/11	36,446
						$95,978

42	Nuveen Investments

Interest Rate Swaps outstanding at March 31, 2011:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termi- nation Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	3,600,000	PLN	Pay	6-Month WIBOR	5.340%	Annually	7/06/20	$2,492	$2,492
Citibank	9,800,000	ZAR	Pay	3-Month JIBAR	7.655	Quarterly	1/07/21	(69,552)	(69,552)
Deutsche Bank AG	5,800,000	ILS	Pay	3-Month TELBOR	4.850	Annually	5/20/20	9,664	9,664
JPMorgan	726,000,000	CLP	Pay	6-Month CLICP	4.580	Semi-Annually	8/10/14	(64,716)	46,636
JPMorgan	4,046,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(19,466)	(19,466)
Morgan Stanley	29,500,000	SEK	Receive	3-Month STIBOR	2.535	Annually	5/06/15	93,699	93,699
Morgan Stanley	13,250,000	SEK	Receive	3-Month STIBOR	2.560	Annually	11/12/15	76,908	76,908
Morgan Stanley	2,150,000	CHF	Receive	6-Month LIBOR-BBA	2.358	Annually	4/12/20	(69,188)	(69,188)
UBS AG	46,100,000	CZK	Receive	6-Month PRIBOR	3.000	Annually	6/21/20	21,319	21,319
									$92,512
*	Annualized.

Credit Default Swaps outstanding at March 31, 2011:

Counterparty	Referenced Entity	Buy/Sell Protection (11)	Current Credit Spread (12)	Notional Amount (U.S. Dollars)	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan	DJ Investment Grade CDX	Sell	.96%	$2,900,000	1.000%	6/20/16	$6,493	$(886)
JPMorgan	DJ High Yield CDX	Sell	4.52	2,000,000	5.000	6/20/16	43,606	2,356
UBS AG	Freescale Semiconductor, Inc.	Sell	6.71	140,000	5.000	6/20/15	(2,108)	24,492
UBS AG	DJ High Yield CDX	Sell	4.52	1,200,000	5.000	6/20/16	26,164	(86)
								$25,876
*	Annualized.

Futures Contracts outstanding at March 31, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 10-Year Treasury Note	Short	(67)	6/11	$(7,975,094)	$18,227
U.S. 30-Year Treasury Bond	Short	(2)	6/11	(240,375)	(3,881)
					$14,346

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(4)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying price at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(7)	For fair value measurement purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(9)	Other Assets Less Liabilities includes Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives.

(10)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of contracts by strike price by 100.

(11)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(12)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

MDR	Denotes investment is subject to dollar roll transactions.

N/A	Not applicable.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Koruna

ILS	Israeli Shekel

KRW	South Korean Won

PEN	Peruvian Nuevo Sol

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

CLICP	Sinacofi Chile Inter-Bank Rate Average

JIBAR	Johannesburg Inter-Bank Agreed Rate

KRW-CD-KSDA	Korean Won-Certificates of Deposit-Korean Securities

LIBOR-BBA	London Inter-Bank Offered Rate-British Bankers’ Association

PRIBOR	Prague Inter-Bank Offered Rate

STIBOR	Stockholm Inter-Bank Offered Rate

TELBOR	Tel-Aviv Inter-Bank Offered Rate

WIBOR	Warsaw Inter-Bank Offered Rate

See accompanying notes to financial statements.

44	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen High Yield Bond Fund

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 91.1%

	Aerospace & Defense – 1.1%

$700	Huntington Ingalls Industries Inc., 144A	6.875%	3/15/18	Ba3	$730,625

1,000	Lanza Acquistion Company, 144A	10.000%	6/01/17	B+	1,102,500
1,700	Total Aerospace & Defense				1,833,125
	Air Freight & Logistics – 0.6%

1,000	Park-Ohio Industries Inc., 144A, (WI/DD)	8.125%	4/01/21	B3	1,000,000
	Airlines – 3.4%

850	Air Canada, 144A	12.000%	2/01/16	B–	886,125

2,600	Global Aviation Holdings	14.000%	8/15/13	BB–	3,048,500

1,600	Gol Linhas Aereas Inteligentes SA, 144A	9.250%	7/20/20	Ba3	1,710,000
5,050	Total Airlines				5,644,625
	Auto Components – 2.3%

1,480	American & Axle Manufacturing Inc.	7.875%	3/01/17	B–	1,502,200

775	Dana Holding Corporation	6.500%	2/15/19	BB–	771,125

1,500	Uncle Acquisition 2010, 144A	8.625%	2/15/19	B3	1,575,000
3,755	Total Auto Components				3,848,325
	Biotechnology – 0.3%

500	STHI Holding Corporation, 144A	8.000%	3/15/18	B	517,500
	Building Products – 0.8%

425	Dayton Superior Corporation, (3), (4)	13.000%	6/15/11	Caa3	63,750

1,330	Ryland Group Inc.	6.625%	5/01/20	BB–	1,296,750
1,755	Total Building Products				1,360,500
	Chemicals – 2.1%

1,495	CF Industries Inc.	6.875%	5/01/18	BB+	1,678,137

640	Huntsman International LLC, 144A	8.625%	3/15/21	B–	697,600

100	Omonva Solutions Inc., 144A	7.875%	11/01/18	B2	101,250

1,000	Rhodia SA, 144A	6.875%	9/15/20	BB	1,018,750
3,235	Total Chemicals				3,495,737
	Commercial Services & Supplies – 2.9%

1,670	Avis Budget Car Rental	8.250%	1/15/19	B	1,749,325

1,925	Hertz Corporation, 144A	6.750%	4/15/19	B2	1,908,156

1,000	International Lease Finance Corporation, 144A	8.750%	3/15/17	BB+	1,125,000
4,595	Total Commercial Services & Supplies				4,782,481
	Construction Materials – 0.6%

1,000	Cemex SAB de CV, 144A	9.000%	1/11/18	B	1,048,750
	Consumer Finance – 0.8%

1,500	Springleaf Finance Corporation	6.900%	12/15/17	B	1,370,625
	Containers & Packaging – 2.2%

1,750	Berry Plastics Corporation, 144A	9.750%	1/15/21	Caa1	1,732,500

1,000	Crown Americas LLC Capital Corporation III, 144A	6.250%	2/01/21	BB–	1,017,500

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen High Yield Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Containers & Packaging (continued)

$955	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	$854,725
3,705	Total Containers & Packaging				3,604,725
	Diversified Financial Services – 0.8%

500	Ace Cash Express Inc., 144A	11.000%	2/01/19	B	508,750

750	Constellation Enterprises LLC, 144A	10.625%	2/01/16	B	772,500
1,250	Total Diversified Financial Services				1,281,250
	Diversified Telecommunication Services – 5.9%

1,510	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	1,574,175

2,330	Cincinnati Bell Inc.	8.750%	3/15/18	B3	2,198,938

1,460	Citizens Communications Company	9.000%	8/15/31	BB	1,492,850

1,695	Insight Communications, 144A	9.375%	7/15/18	B–	1,881,450

2,515	Paetec Holding Corporation	8.875%	6/30/17	Ba3	2,709,912

50	Qwest Communications International Inc.	7.125%	4/01/18	Baa3	53,938
9,560	Total Diversified Telecommunication Services				9,911,263
	Electric Utilities – 1.7%

1,250	Calpine Corporation, 144A	7.875%	7/31/20	B+	1,328,125

1,500	Edison Mission Energy	7.500%	6/15/13	B–	1,492,500
2,750	Total Electric Utilities				2,820,625
	Electronic Equipment & Instruments – 0.5%

700	ViaSystems Inc., 144A	12.000%	1/15/15	B+	791,000
	Energy Equipment & Services – 2.0%

1,000	Energy Transfer Equity LP	7.500%	10/15/20	Ba2	1,087,500

500	Forbes Energy Services LLC Capital	11.000%	2/15/15	CCC+	520,625

1,670	PHI Inc.	8.625%	10/15/18	B+	1,747,237
3,170	Total Energy Equipment & Services				3,355,362
	Food & Staples Retailing – 2.9%

2,000	Ingles Markets Inc.	8.875%	5/15/17	BB–	2,147,500

750	Rite Aid Corporation	6.875%	8/15/13	CCC	718,125

750	Rite Aid Corporation	9.375%	12/15/15	CCC	683,437

1,325	Supervalu Inc.	7.500%	11/15/14	B	1,331,625
4,825	Total Food & Staples Retailing				4,880,687
	Food Products – 2.6%

850	Blue Merger Sub Inc., 144A	7.625%	2/15/19	B–	861,687

1,000	Darling International Inc., 144A	8.500%	12/15/18	BB–	1,087,500

1,500	Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	Ba2	1,357,500

1,000	Pilgrim’s Pride Corporation, 144A	7.875%	12/15/18	BB–	970,000
4,350	Total Food Products				4,276,687
	Health Care Equipment & Supplies – 0.3%

500	Accellent Inc., 144A	10.000%	11/01/17	CCC+	500,000
	Health Care Providers & Services – 2.5%

1,000	HealthSouth Corporation	7.750%	9/15/22	B+	1,040,000

500	MedImpact Holdings Inc., 144A	10.500%	2/01/18	Caa2	528,750

500	National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	470,000

500	RadNet Management Inc.	10.375%	4/01/18	CCC+	505,625

750	Res-Care Inc., 144A	10.750%	1/15/19	B–	815,625

1,000	Tenet Healthcare Corporation	6.875%	11/15/31	CCC+	828,750
4,250	Total Health Care Providers & Services				4,188,750

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Hotels, Restaurants & Leisure – 6.8%

$750	Ameristar Casinos, Inc., 144A, (WI/DD)	7.500%	4/15/21	B3	$745,625

1,985	Boyd Gaming Corporation, 144A	9.125%	12/01/18	B	2,049,512

1,790	Brunswick Corporation	7.375%	9/01/23	Caa1	1,655,750

500	Chukchansi Economic Development Authority, 144A	8.000%	11/15/13	B	370,000

750	Harrahs Operating Company Escrow, 144A	12.750%	4/15/18	CCC	757,500

1,500	Hilton Hotels Corporation, 144A	4.813%	11/15/13	N/R	1,451,250

550	Isle of Capri Casinos, Inc., 144A	7.750%	3/15/19	B–	547,250

1,510	Marina District Finance Company Limited, 144A	9.875%	8/15/18	BB	1,579,838

500	Mohegan Tribal Gaming Authority	6.125%	2/15/13	Caa1	453,750

750	Rare Restaurant Group LLC, 144A	9.250%	5/15/14	CCC	660,000

1,000	Wynn Las Vegas LLC Corporation	7.750%	8/15/20	BB+	1,060,000
11,585	Total Hotels, Restaurants & Leisure				11,330,475
	Household Durables – 0.6%

750	K. Hovnanian Enterprises Inc.	8.625%	1/15/17	Caa2	564,375

500	Willima Lyon Homes Inc., Unsecured Senior Note	10.750%	4/01/13	Caa3	416,250
1,250	Total Household Durables				980,625
	Household Products – 1.2%

2,000	Reynolds Group, 144A	7.125%	4/15/19	BB	2,050,000
	Independent Power Producers & Energy Traders – 0.6%

950	NRG Energy Inc.	7.375%	1/15/17	BB–	990,375
	Industrial Conglomerates – 2.5%

1,500	Abengoa Finance SAU, 144A	8.875%	11/01/17	Ba3	1,496,250

750	Offshore Group Investment Limited	11.500%	8/01/15	B–	832,500

1,700	Panoro Energy ASA, 144A	12.000%	11/15/18	N/R	1,836,000
3,950	Total Industrial Conglomerates				4,164,750
	Insurance – 0.6%

1,000	CNO Financial Group Inc., 144A	9.000%	1/15/18	B1	1,060,000
	IT Services – 2.2%

1,538	First Data Corporation, 144A	12.625%	1/15/21	B–	1,668,730

2,000	First Data Corporation, 144A	8.750%	1/15/22	B–	1,990,000
3,538	Total IT Services				3,658,730
	Machinery – 1.0%

1,500	Navistar International Corporation	8.250%	11/01/21	BB–	1,663,125
	Marine – 0.3%

500	Navios Maritime Holdings Inc., 144A	8.125%	2/15/19	B+	503,750
	Media – 3.6%

1,000	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC–	952,500

1,000	Media General Inc.	11.750%	2/15/17	B2	1,097,500

1,300	Regal Entertainment Group	9.125%	8/15/18	B–	1,391,000

1,360	Sinclair Television Group, 144A	9.250%	11/01/17	BB–	1,516,400

1,000	WMG Acquisition Corporation	7.375%	4/15/14	B1	1,002,500
5,660	Total Media				5,959,900

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen High Yield Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Metals & Mining – 4.3%

$800	AK Steel Corporation	7.625%	5/15/20	BB	$816,000

1,945	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	1,789,400

250	JMC Steel Group, 144A	8.250%	3/15/18	B	255,625

1,350	Patriot Coal Corporation	8.250%	4/30/18	B+	1,437,750

580	Steel Dynamics, Inc.	7.750%	4/15/16	BB+	617,700

800	Steel Dynamics, Inc.	7.625%	3/15/20	BB+	858,000

1,200	Vedanta Resources PLC, 144A	9.500%	7/18/18	BB	1,314,000
6,925	Total Metals & Mining				7,088,475
	Multi-Line Retail – 0.6%

500	Albertson’s, Inc.	8.000%	5/01/31	B	410,000

500	Macys Retail Holdings Inc.	7.875%	8/15/36	BB+	508,750
1,000	Total Multi-Line Retail				918,750
	Oil, Gas & Consumable Fuels – 12.7%

2,000	Berry Petroleum Company	8.250%	11/01/16	B	2,115,000

2,545	Black Elk Energy Offshore Operations LLC, 144A	13.750%	12/01/15	B–	2,595,900

1,000	Bumi Investment PTE Limited, 144A	10.750%	10/06/17	BB	1,128,800

1,350	Energy XXI Gulf Coast Inc., 144A	9.250%	12/15/17	B	1,444,500

1,000	Goden Close Marit Corporation	11.000%	12/09/15	N/R	1,080,000

1,000	McMoran Exploration Corporation	11.875%	11/15/14	B	1,100,000

1,000	MEG Energy Corportation, 144A	6.500%	3/15/21	BB	1,016,250

1,797	OPTI Canada Inc.	8.250%	12/15/14	CCC	959,149

1,000	Petrohawk Energy Corporation, 144A	7.250%	8/15/18	B+	1,030,000

1,675	PetroPlus Finance, 144A	9.375%	9/15/19	B	1,695,937

1,500	RAAM Global Energy Company, 144A	12.500%	10/01/15	B	1,575,000

1,817	Sabine Pass LNG LP	7.500%	11/30/16	B+	1,866,968

750	Sandridge Energy Inc., 144A	7.500%	3/15/21	B	778,125

1,000	SM Energy Company, 144A	6.625%	2/15/19	BB	1,026,250

775	Stone Energy Corporation	8.625%	2/01/17	B	807,938

1,000	United Refining Inc., 144A	10.500%	2/28/18	B	993,750
21,209	Total Oil, Gas & Consumable Fuels				21,213,567
	Paper & Forest Products – 4.1%

750	AbitibiBowater Inc., 144A	10.250%	10/15/18	B+	828,750

1,835	McClatchy Company	11.500%	2/15/17	B+	2,064,375

500	Millar Western Forest Products Ltd, 144A, (WI/DD)	8.500%	4/01/21	B–	500,000

500	Norske Skog Canada Limited	7.375%	3/01/14	Caa2	383,750

1,475	Stora Enso Oyj, 144A	6.404%	4/15/16	BB	1,548,750

750	Tembec Industries, Inc.	11.250%	12/15/18	B–	832,500

675	Verso Paper Holdings LLC	11.500%	7/01/14	Ba2	737,437
6,485	Total Paper & Forest Products				6,895,562
	Pharmaceuticals – 0.9%

1,465	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB–	1,435,700
	Real Estate Management & Development – 1.5%

500	Central China Real Estate Limited, 144A	12.250%	10/20/15	B+	508,750

1,000	Country Garden Holding Company, 144A	11.125%	2/23/18	BB–	1,015,000

1,000	Realogy Corporation, 144A	11.500%	4/15/17	Caa3	1,032,500
2,500	Total Real Estate Management & Development				2,556,250

48	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Road & Rail – 1.2%

$1,860	DynCorp International Inc., 144A	10.375%	7/01/17	B1	$2,013,450
	Specialty Retail – 0.6%

975	Armored AutoGroup Inc., 144A	9.250%	11/01/18	CCC+	992,062
	Textiles, Apparel & Luxury Goods – 1.4%

500	Burlington Coat Factory, 144A	10.000%	2/15/19	Caa1	485,000

1,750	Polymer Group Inc., 144A	7.750%	2/01/19	B1	1,804,687
2,250	Total Textiles, Apparel & Luxury Goods				2,289,687
	Wireless Telecommunication Services – 8.1%

680	Buccaneer Merger Sub Inc. Syniverse, 144A	9.125%	1/15/19	B–	720,800

750	Clearwire Corporation, 144A	12.000%	12/01/17	Caa2	801,563

1,225	Digicel Group, Limited, 144A	10.500%	4/15/18	Caa1	1,402,625

2,564	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	2,813,930

1,490	MetroPCS Wireless Inc.	6.625%	11/15/20	B	1,488,138

2,555	Sprint Capital Corporation	6.900%	5/01/19	BB–	2,638,038

1,250	UPC Germany GmbH, 144A	8.125%	12/01/17	BB–	1,315,625

1,250	Windstream Corporation, 144A	7.750%	10/15/20	Ba3	1,284,375

1,045	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB–	1,102,475
12,809	Total Wireless Telecommunication Services				13,567,569
$148,561	Total Corporate Bonds (cost $148,349,447)				151,844,819

Shares	Description (1)		Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 2.7%

	Capital Markets – 0.2%

20,000	Morgan Stanley, Series 2006A		0.000%	BB+	$413,800
	Commercial Banks – 0.6%

1,000	Ally Financial Inc., 144A		7.000%	B3	930,500
	Diversified Financial Services – 0.9%

18,000	Bank of America Corporation		4.000%	BB+	344,700

47,000	Citigroup Capital Trust XII		8.500%	BB+	1,237,510
	Total Diversified Financial Services				1,582,210
	Insurance – 0.7%

5,000	American International Group		7.700%	BBB	124,650

1,000,000	Dai-Ichi Mutual Life, 144A		7.250%	A3	988,554
	Total Insurance				1,113,204
	Real Estate Investment Trust – 0.3%

5,000	Equity Lifestyle Properties Inc.		8.034%	N/R	123,950

15,000	Pebblebrook Hotel Trust		7.875%	N/R	374,850
	Total Real Estate Investment Trust				498,800
	Total $25 Par (or similar) Preferred Securities (cost $3,895,062)				4,538,514

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.7%

	U.S. Treasury Bonds/Notes – 0.7%

$155	United States of America Treasury Notes/Bonds, (5)	3.380%	6/30/13	AAA	$163,561

1,000	United States of America Treasury Notes/Bonds	1.500%	12/31/13	AAA	1,009,453
$1,155	Total U.S. Government and Agency Obligations (cost $1,158,942)				1,173,014

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen High Yield Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 2.4%

	Consumer Finance – 0.2%

$500	AFGC Capital Trust I, 144A	6.000%	1/15/17	Caa2	$302,500
	Insurance – 2.2%

2,000	American International Group, Inc.	6.250%	3/15/37	BBB	1,830,000

1,000	Glen Meadows Pass Through Trust, 144A	6.505%	2/15/17	BB+	882,500

1,000	XL Capital Ltd	6.500%	10/15/57	BBB–	917,500
4,000	Total Insurance				3,630,000
$4,500	Total Capital Preferred Securities (cost $4,554,720)				3,932,500

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.9%

$6,439	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/11, repurchase price $6,438,823, collateralized by $6,070,000 U.S. Treasury Notes, 4.250%, due 8/15/13, value $6,570,775		0.010%	4/01/11	$6,438,821
	Total Short-Term Investments (cost $6,438,821)				6,438,821
	Total Investments (cost $164,396,992) – 100.8%				167,927,668
	Other Assets Less Liabilities – (0.8)% (6)				(1,332,198)
	Net Assets – 100%				$166,595,470

Investments in Derivatives

Credit Default Swaps outstanding at March 31, 2011:

Counterparty	Referenced Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount (U.S. Dollars)	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
UBS AG	Freescale Semiconductor, Inc.	Sell	6.71%	$2,530,000	5.000%	6/20/15	$(38,086)	$442,614
*	Annualized.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Other Assets Less Liabilities includes Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives.

(7)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

50	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony Credit Opportunities Fund

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 0.3%

	Multi-Line Retail – 0.3%

$200	Saks, Inc., Convertible Bonds	2.000%	3/15/24	BB–	$211,500
$200	Total Convertible Bonds (cost $202,119)				211,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 66.7%

	Aerospace & Defense – 1.3%

$1,000	TransDigm Inc., 144A	7.750%	12/15/18	B–	$1,073,751
	Auto Components – 0.6%

500	Tenneco Inc.	7.750%	8/15/18	B+	533,751
	Chemicals – 1.8%

500	Ferro Corporation	7.875%	8/15/18	B	530,000

200	Hexion US Finance Corporation	8.875%	2/01/18	B3	211,500

200	Phibro Animal Health Corporation, 144A	9.250%	7/01/18	B–	213,500

500	PolyOne Corporation	7.375%	9/15/20	Ba3	526,250
1,400	Total Chemicals				1,481,250
	Commercial Services & Supplies – 2.4%

2,000	McJunkin Red Man Corporation, 144A	9.500%	12/15/16	B–	2,025,000
	Communications Equipment – 1.4%

1,000	Avaya Inc., 144A	7.000%	4/01/19	B1	975,000

200	Avaya Inc.	10.125%	11/01/15	CCC+	204,500
1,200	Total Communications Equipment				1,179,500
	Computers & Peripherals – 1.0%

800	Seagate HDD Cayman, 144A	7.750%	12/15/18	BB+	828,000
	Diversified Financial Services – 4.1%

500	Ally Financial Inc., 144A	7.500%	9/15/20	B1	533,125

1,000	AMO Escrow Corporation, 144A	11.500%	12/15/17	B	1,067,500

500	CIT Group Inc.	7.000%	5/10/15	B+	504,375

400	CIT Group Inc.	7.000%	5/01/17	B+	400,500

800	Energy Future Intermediate Holding Company LLC	10.000%	12/01/20	B	847,741
3,200	Total Diversified Financial Services				3,353,241
	Diversified Telecommunication Services – 8.1%

1,500	Cincinnati Bell Inc.	8.375%	10/15/20	B	1,473,750

200	Insight Communications, 144A	9.375%	7/15/18	B–	222,000

1,000	IntelSat Jackson Holdings, 144A, (WI/DD)	7.250%	4/01/19	B	1,001,250

1,000	IntelSat Jackson Holdings, 144A, (WI/DD)	7.500%	4/01/21	B	1,002,500

2,000	Nortel Networks Limited	0.000%	7/15/11	N/R	1,735,000

1,000	Windstream Corporation, 144A	7.500%	4/01/23	Ba3	985,000

250	Windstream Corporation	8.125%	9/01/18	Ba3	266,875
6,950	Total Diversified Telecommunication Services				6,686,375
	Electric Utilities – 0.8%

400	Calpine Corporation, 144A	7.875%	7/31/20	B+	425,000

200	Energy Future Holdings	10.250%	1/15/20	B	211,935
600	Total Electric Utilities				636,935

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Symphony Credit Opportunities Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Energy Equipment & Services – 1.3%

$1,000	Trinidad Drilling Limited, 144A	7.875%	1/15/19	BB–	$1,055,000
	Food & Staples Retailing – 0.6%

500	Rite Aid Corporation	8.000%	8/15/20	B+	529,375
	Food Products – 2.5%

2,000	Blue Merger Sub Inc., 144A	7.625%	2/15/19	B–	2,027,500
	Health Care Equipment & Supplies – 1.3%

1,000	Biomet Inc.	11.625%	10/15/17	B–	1,115,000
	Health Care Providers & Services – 3.7%

1,000	Aviv Healthcare Properties LP, 144A	7.750%	2/15/19	B+	1,042,500

200	Capella Healthcare Inc., 144A	9.250%	7/01/17	B	213,000

1,000	HealthSouth Corporation	7.750%	9/15/22	B+	1,040,000

250	Select Medical Corporation	7.625%	2/01/15	B–	254,375

500	UHS Escrow Corporation, 144A	7.000%	10/01/18	B+	516,250
2,950	Total Health Care Providers & Services				3,066,125
	Health Care Technology – 0.6%

500	MedAssets Inc., 144A	8.000%	11/15/18	B3	511,250
	Hotels, Restaurants & Leisure – 1.7%

200	Harrah’s Operating Company, Inc.	11.250%	6/01/17	B	227,250

500	Harrah’s Operating Company, Inc.	10.000%	12/15/18	N/R	456,250

200	Pinnacle Entertainment Inc.	8.750%	5/15/20	B	208,000

500	Scientific Games Corporation, 144A	8.125%	9/15/18	BB–	527,500
1,400	Total Hotels, Restaurants & Leisure				1,419,000
	Household Durables – 0.6%

500	Reynolds Group, 144A	6.875%	2/15/21	BB	503,750
	Household Products – 0.3%

200	Central Garden & Pet Company	8.250%	3/01/18	B+	209,500
	Independent Power Producers & Energy Traders – 1.3%

1,000	NRG Energy Inc., 144A	7.625%	1/15/18	BB–	1,037,500
	IT Services – 3.7%

2,000	First Data Corporation, 144A, (WI/DD)	7.375%	6/15/19	B+	2,032,500

800	First Data Corporation	9.875%	9/24/15	B–	820,000

200	Seagate HDD Cayman, 144A	6.875%	5/01/20	BB+	199,500
3,000	Total IT Services				3,052,000
	Machinery – 1.5%

250	Accuride Corporation	9.500%	8/01/18	B	278,125

1,000	NES Rental Holdings Inc., 144A	12.250%	4/15/15	CCC+	982,500
1,250	Total Machinery				1,260,625
	Media – 7.7%

1,000	Charter Communications, CCO Holdings LLC	7.000%	1/15/19	B+	1,025,000

500	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC–	476,250

500	Clear Channel Communications, Inc.	6.875%	6/15/18	CCC–	352,500

400	Entravision Communications Corporation	8.750%	8/01/17	B1	426,000

500	Kabel BW Erste Beteilgungs GmbH, 144A	7.500%	3/15/19	B+	512,500

500	Nielsen Finance LLC Co., 144A	7.750%	10/15/18	B+	536,250

2,000	Readers Digest Association	9.500%	2/15/17	B1	2,065,000

1,000	TL Acquisitions Inc., 144A	10.500%	1/15/15	CCC+	1,020,000
6,400	Total Media				6,413,500

52	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Metals & Mining – 0.7%

$500	Novelis Inc., 144A	8.750%	12/15/20	B	$550,000
	Multi-Line Retail – 0.3%

200	Neiman Marcus Group Inc., Term Loan	9.000%	10/15/15	B–	209,000
	Oil, Gas & Consumable Fuels – 3.7%

200	Chaparral Energy Inc.	8.875%	2/01/17	B–	210,000

600	Energy XXI Gulf Coast Inc., 144A	7.750%	6/15/19	B	601,500

1,000	Genesis Energy LP, 144A	7.875%	12/15/18	B+	1,010,000

1,000	Venoco Inc., 144A	8.875%	2/15/19	B	1,000,000

250	Western Refining Inc., 144A	10.750%	6/15/14	B3	270,000
3,050	Total Oil, Gas & Consumable Fuels				3,091,500
	Paper & Forest Products – 2.7%

1,500	Catalyst Paper Corporation, 144A	11.000%	12/15/16	B3	1,507,500

1,000	Norske Skog Canada Limited	7.375%	3/01/14	Caa2	767,500
2,500	Total Paper & Forest Products				2,275,000
	Pharmaceuticals – 1.9%

500	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	BB–	485,000

1,000	Warner Chilcott Company LLC, 144A	7.750%	9/15/18	BB	1,047,500
1,500	Total Pharmaceuticals				1,532,500
	Road & Rail – 0.9%

200	Florida East Railway Corporation, 144A	8.125%	2/01/17	B–	208,750

500	Swift Services Holdings Inc., 144A	10.000%	11/15/18	B–	542,500
700	Total Road & Rail				751,250
	Semiconductors & Equipment – 0.3%

250	Advanced Micro Devices, Inc.	7.750%	8/01/20	Ba3	256,875
	Specialty Retail – 4.4%

700	Brookstone Company Inc., 144A	13.000%	10/15/14	CCC+	628,250

1,000	Claires Stores, Inc.	10.500%	6/01/17	CCC	985,000

2,000	Toys “R” Us, Inc.	7.375%	10/15/18	B3	2,005,000
3,700	Total Specialty Retail				3,618,250
	Textiles, Apparel & Luxury Goods – 1.6%

1,000	Perry Ellis International	7.875%	4/01/19	B+	1,035,000

250	Polymer Group Inc., 144A	7.750%	2/01/19	B1	257,812
1,250	Total Textiles, Apparel & Luxury Goods				1,292,812
	Wireless Telecommunication Services – 1.9%

1,000	Buccaneer Merger Sub Inc. Syniverse, 144A	9.125%	1/15/19	B–	1,059,999

500	Clearwire Communications Finance, 144A	12.000%	12/01/15	B2	539,999

1,500	Total Wireless Telecommunication Services				1,599,998
$54,500	Total Corporate Bonds (cost $53,701,622)				55,175,113

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 27.7% (4)

	Aerospace & Defense – 0.3%

$212	Transdigm Inc., Term Loan	4.000%	6/30/17	Ba2	$214,124
	Airlines – 0.6%

247	Delta Air Lines, Inc., Second Lien Term Loan	3.506%	4/30/14	B	245,303

246	United Air Lines Inc., Term Loan B	2.313%	2/01/14	BB–	240,825

493	Total Airlines				486,128

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Symphony Credit Opportunities Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity	Ratings (2)	Value
	Biotechnology – 0.3%

$300	Grifols, Term Loan, (WI/DD)	TBD	TBD	BB	$302,561
	Building Products – 0.4%

332	Goodman Global Inc., Term Loan	5.750%	10/28/16	B+	334,127
	Chemicals – 0.6%

499	Univar, Inc., Term Loan	5.000%	6/30/17	B	501,333
	Communications Equipment – 3.2%

831	Avaya Inc., Term Loan B3	3.061%	10/27/14	B1	812,031

414	Avaya Inc., Term Loan B1	4.811%	10/26/17	B1	401,068

750	CommScope Inc., Term Loan	5.000%	1/14/18	BB	756,094

650	Intelsat Jackson Holdings, Term Loan B	5.250%	4/02/18	BB–	655,127
2,645	Total Communications Equipment				2,624,320
	Diversified Financial Services – 0.4%

344	Pinafore LLC, Term Loan	4.250%	9/29/16	BB	346,262
	Electronic Equipment & Instruments – 0.6%

500	NDS Group, Ltd., Term Loan	4.000%	3/10/18	Ba2	499,219
	Food & Staples Retailing – 2.3%

1,995	U.S. Foodservice, Inc., Term Loan	2.753%	7/03/14	B2	1,938,160
	Food Products – 0.6%

498	Pierre Foods Inc., Term Loan	7.000%	9/30/16	B+	500,713
	Health Care Providers & Services – 3.1%

458	Kindred Healthcare, Term Loan, (WI/DD)	TBD	TBD	Ba3	457,044

501	LifeCare Holdings Inc., Term Loan	8.063%	2/01/16	B2	504,827

385	MultiPlan, Inc., Term Loan B	4.750%	8/26/17	Ba3	386,490

750	National MENTOR Holdings, Inc., Tranche B	7.000%	2/09/17	B+	736,250

248	Skilled Healthcare Group Inc., Term Loan	5.250%	4/09/16	B+	248,379

230	Universal Health Services, Inc., Term Loan B	4.000%	11/15/16	BB+	231,330
2,572	Total Health Care Providers & Services				2,564,320
	Hotels, Restaurants & Leisure – 1.0%

449	Burger King Corporation, Tranche B	4.500%	10/19/16	BB–	448,833

350	Six Flags Theme Parks, Inc., Tranche B, Term Loan	5.250%	6/30/16	BB	353,412
799	Total Hotels, Restaurants & Leisure				802,245
	Household Products – 0.6%

499	Visant Corporation, Term Loan	5.250%	12/22/16	B3	498,937
	IT Services – 2.4%

500	Attachmate Corporation, Term Loan, (WI/DD)	TBD	TBD	BB–	498,125

239	First Data Corporation, Term Loan B2	3.002%	9/24/14	B+	229,290

367	Infor Global Solutions Intermediate Holdings, Ltd., Second Lien Delayed Draw	6.496%	3/02/14	CCC+	341,000

633	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, Second Lien	6.496%	3/02/14	CCC+	589,000

300	Syniverse Holdings, Inc., Term Loan	5.250%	12/21/17	BB–	302,719
2,039	Total IT Services				1,960,134
	Media – 1.2%

312	Bresnan Broadband Holdings LLC, Term Loan B	4.500%	12/14/17	BB+	314,154

1,000	Tribune Company, Term Loan B, (5), (6)	0.000%	6/04/14	Ca	699,375
1,312	Total Media				1,013,529

54	Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity	Ratings (2)	Value
	Metals & Mining – 1.3%

$499	Novelis Inc., Term Loan	4.000%	3/10/17	BB–	$500,664

583	Walter Energy, Term Loan	4.000%	3/08/18	BB–	587,854
1,082	Total Metals & Mining				1,088,518
	Oil, Gas & Consumable Fuels – 0.7%

567	Western Refining, Inc., Term Loan, (WI/DD)	TBD	TBD	B	571,413
	Personal Products – 0.4%

311	NBTY Inc, Term Loan B	4.250%	10/01/17	BB–	312,118
	Pharmaceuticals – 0.3%

279	ConvaTec Healthcare, Term Loan	5.750%	12/30/16	Ba3	280,433
	Real Estate Management & Development – 0.6%

499	Capital Automotive LP, Tranche B	5.000%	3/13/17	Ba3	495,685
	Road & Rail – 0.8%

649	Swift Transportation Company, Inc., Term Loan	6.000%	12/21/16	BB–	652,528
	Semiconductors & Equipment – 0.6%

500	NXP Semiconductor LLC, Term Loan	4.500%	3/04/17	B–	505,938
	Specialty Retail – 4.9%

250	Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B–	247,226

828	Claires Stores, Inc., Term Loan B	3.063%	5/29/14	B	792,010

249	Gymboree Corporation, Term Loan	5.000%	2/23/18	B+	249,635

300	J Crew Group, Term Loan	4.750%	3/07/18	B1	299,383

458	Jo-Ann Stores, Inc., Term Loan	4.750%	3/15/18	B+	455,298

1,980	Petco Animal Supplies, Inc., Term Loan	4.500%	11/24/17	B1	1,987,949
4,065	Total Specialty Retail				4,031,501
	Wireless Telecommunication Services – 0.5%

482	Clear Channel Communications Inc., Tranche B, Term Loan	3.896%	11/13/15	CCC+	424,907
$23,473	Total Variable Rate Senior Loan Interests (cost $22,497,034)				22,949,153

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 9.6%

$7,912	Repurchase Agreement with State Street Bank, dated 3/31/11, repurchase price $7,911,797, collateralized by $8,075,000 U.S. Treasury Bills, 0.000%, due 4/21/11, value $8,074,774		0.010%	4/01/11	$7,911,795
	Total Short-Term Investments (cost $7,911,795)				7,911,795
	Total Investments (cost $84,312,570) – 104.3%				86,247,561
	Other Assets Less Liabilities – (4.3)%				(3,563,958)
	Net Assets – 100%				$82,683,603

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen Symphony Credit Opportunities Fund (continued)

March 31, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.

Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

(5)	At or subsequent to March 31, 2011, this issue was under the protection of the Federal Bankruptcy Court.

(6)	Non-income producing, in the case of a Senior Loan, denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

March 31, 2011

	Short Duration	Multi-Strategy Core Bond	High Yield	Symphony Credit Opportunities
Assets
Investments, at value (cost $181,230,375, $78,949,923, $157,958,171 and $76,400,775, respectively)	$183,387,595	$80,477,962	$161,488,847	$78,335,766
Short-term investments (cost $6,415,206, $15,248,002, $6,438,821 and $7,911,795, respectively)	6,378,347	15,248,002	6,438,821	7,911,795
Cash	—	—	—	39,501
Cash denominated in foreign currencies (cost $27,303, $65,064, $0 and $0, respectively)	28,163	65,672	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	429,278	218,417	—	—
Interest rate swaps	—	159,572	—	—
Credit default swaps	62,706	25,876	442,614	—
Credit default swaps premiums paid	183,798	74,880	—	—
Receivables:
Due from broker (net of amounts deemed uncollectible of $14,342, $7,996, $0 and $0, respectively)	51,088	82,768	—	—
Dividends	—	—	7,789	—
Interest	1,182,808	827,809	3,561,197	1,106,246
Investments sold	41,173,795	14,904,181	8,735,580	940,658
Paydowns	—	12,857	—	—
Shares sold	318,425	505,085	714,100	1,887,110
Variation margin on futures contracts	11,438	6,157	—	—
Other assets	201	109	127	10
Total assets	233,207,642	112,609,347	181,389,075	90,221,086
Liabilities
Cash overdraft	49,494	81,979	—	—
Call options written, at value (premiums received $0, $7,831, $0 and $0, respectively)	—	4,250	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	226,934	122,439	—	—
Interest rate swaps	—	67,060	—	—
Interest rate swaps premiums received	—	111,353	—	—
Credit default swaps premiums received	62,700	26,600	480,700	—
Payables:
Dividends	183,739	99,959	378,023	141,691
Due to broker	—	—	381,691	—
Investments purchased	42,534,222	29,030,846	12,876,147	7,198,632
Shares redeemed	912,404	1,478,057	368,359	83,670
Accrued expenses:
Management fees	62,985	20,527	95,991	42,991
12b-1 distribution and service fees	68,810	26,444	47,461	9,974
Other	125,241	104,942	165,233	60,525
Total liabilities	44,226,529	31,174,456	14,793,605	7,537,483
Net assets	$188,981,113	$81,434,891	$166,595,470	$82,683,603
Class A Shares
Net assets	$72,557,304	$29,414,741	$44,410,627	$14,687,032
Shares outstanding	3,670,897	1,447,280	2,439,336	693,082
Net asset value per share	$19.77	$20.32	$18.21	$21.19
Offering price per share (net asset value per share plus maximum sales charge of 2.25%, 4.25%, 4.75% and 4.75%, respectively, of offering price)	$20.23	$21.22	$19.12	$22.25
Class B Shares
Net assets	N/A	$1,929,079	$1,626,502	N/A
Shares outstanding	N/A	94,397	89,445	N/A
Net asset value and offering price per share	N/A	$20.44	$18.18	N/A
Class C Shares
Net assets	$61,799,751	$21,577,329	$43,008,299	$8,651,101
Shares outstanding	3,122,681	1,059,115	2,368,427	408,683
Net asset value and offering price per share	$19.79	$20.37	$18.16	$21.17
Class R3 Shares
Net assets	$536,669	$145,629	$88,906	$1,326,630
Shares outstanding	27,172	7,164	4,887	62,641
Net asset value and offering price per share	$19.75	$20.33	$18.19	$21.18
Class I Shares
Net assets	$54,087,389	$28,368,113	$77,461,136	$58,018,840
Shares outstanding	2,741,659	1,397,854	4,259,187	2,736,970
Net asset value and offering price per share	$19.73	$20.29	$18.19	$21.20
Net Assets Consist of:
Capital paid-in	$187,206,995	$80,479,499	$158,930,732	$80,485,193
Undistributed (Over-distribution of) net investment income	(2,419,765)	(833,577)	(372,161)	41,460
Accumulated net realized gain (loss)	1,867,129	39,550	4,063,609	221,959
Net unrealized appreciation (depreciation)	2,326,754	1,749,419	3,973,290	1,934,991
Net assets	$188,981,113	$81,434,891	$166,595,470	$82,683,603
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Per value per share	$0.01	$0.01	$0.01	$0.01
N/A – Short Duration and Symphony Credit Opportunities do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of Operations (Unaudited)

Six Months Ended March 31, 2011

	Short Duration	Multi-Strategy Core Bond	High Yield	Symphony Credit Opportunities
Investment Income	$2,728,988	$1,730,292	$7,063,500	$1,824,743
Expenses
Management fees	374,886	205,386	461,658	155,164
12b-1 service fees – Class A	104,853	37,324	52,248	10,553
12b-1 distribution and service fees – Class B	N/A	11,023	7,655	N/A
12b-1 distribution and service fees – Class C	285,739	106,428	194,215	19,732
12b-1 distribution and service fees – Class R3	1,571	406	220	3,264
Shareholders’ servicing agent fees and expenses	60,927	28,416	97,645	9,141
Custodian’s fees and expenses	52,519	43,338	17,231	8,669
Trustees’ fees and expenses	2,210	964	1,680	495
Professional fees	20,225	20,016	21,306	28,068
Shareholders’ reports – printing and mailing expenses	26,094	11,469	30,072	9,732
Federal and state registration fees	25,718	33,067	51,965	36,099
Other expenses	8,027	8,234	11,272	1,520
Total expenses before custodian fee credit and expense reimbursement	962,769	506,071	947,167	282,437
Custodian fee credit	(205)	(73)	(534)	(86)
Expense reimbursement	(8,487)	(59,953)	(52)	(44,250)
Net expenses	954,077	446,045	946,581	238,101
Net investment income	1,774,911	1,284,247	6,116,919	1,586,642
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,790,106	540,227	9,118,643	274,234
Forward foreign currency exchange contracts	(34,656)	108,129	—	—
Futures contracts	778,650	(77,744)	—	—
Options purchased	—	(17,029)	—	—
Swaps	1,257,294	396,680	1,587,537	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,341,067)	(2,595,627)	(4,544,479)	1,375,521
Forward foreign currency exchange contracts	283,767	141,607	—	—
Futures contracts	174,684	19,594	—	—
Options written	—	3,581	—	—
Swaps	(554,178)	16,864	(10,728)	—
Net realized and unrealized gain (loss)	354,600	(1,463,718)	6,150,973	1,649,755
Net increase (decrease) in net assets from operations	$2,129,511	$(179,471)	$12,267,892	$3,236,397

N/A – Short Duration and Symphony Credit Opportunities do not offer Class B Shares.

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Short Duration		Multi-Strategy Core Bond		High Yield		Symphony Credit Opportunities
	Six Months Ended 3/31/2011	Year Ended 9/30/10	Six Months Ended 3/31/2011	Year Ended 9/30/10	Six Months Ended 3/31/2011	Year Ended 9/30/10	Six Months Ended 3/31/2011	For the Period 4/28/10 (commencement of operations) through 9/30/10
Operations
Net investment income	$1,774,911	$3,659,523	$1,284,247	$2,544,278	$6,116,919	$12,580,031	$1,586,642	$273,603
Net realized gain (loss) from:
Investments and foreign currency	1,790,106	2,086,606	540,227	2,255,898	9,118,643	16,797,698	274,234	124,820
Forward foreign currency exchange contracts	(34,656)	22,777	108,129	(72,221)	—	—	—	—
Futures contracts	778,650	(2,328,438)	(77,744)	(436,947)	—	—	—	—
Options purchased	—	—	(17,029)	—	—	—	—	—
Options written	—	20,160	—	12,096	—	—	—	—
Swaps	1,257,294	198,509	396,680	(344,998)	1,587,537	(79,470)	—	—
Swaptions written	—	10,130	—	5,559	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,341,067)	2,868,064	(2,595,627)	1,949,676	(4,544,479)	(5,683,655)	1,375,521	559,470
Forward foreign currency exchange contracts	283,767	(45,169)	141,607	(6,777)	—	—	—	—
Futures contracts	174,684	(109,828)	19,594	24,994	—	—	—	—
Options written	—	(19,500)	3,581	(11,700)	—	—	—	—
Swaps	(554,178)	533,943	16,864	622,286	(10,728)	1,196,431	—	—
Swaptions written	—	25,200	—	12,600	—	—	—	—
Net increase (decrease) in net assets from operations	2,129,511	6,921,977	(179,471)	6,554,744	12,267,892	24,811,035	3,236,397	957,893
Distributions to Shareholders
From undistributed net investment income:
Class A	(1,203,036)	(2,625,472)	(576,867)	(1,190,698)	(1,629,521)	(2,955,101)	(254,287)	(58,974)
Class B	N/A	N/A	(34,315)	(105,619)	(54,139)	(122,514)	N/A	N/A
Class C	(607,446)	(1,197,500)	(331,280)	(687,333)	(1,372,016)	(2,522,196)	(103,084)	(25,924)
Class R3	(8,349)	(27,140)	(2,969)	(9,853)	(3,333)	(11,145)	(39,508)	(27,750)
Class I	(891,439)	(2,178,774)	(655,831)	(1,415,010)	(3,094,197)	(6,476,954)	(1,119,583)	(198,035)
From accumulated net realized gains:
Class A	—	—	(714,325)	(16,696)	—	—	(35,150)	—
Class B	N/A	N/A	(56,228)	(2,306)	—	—	N/A	N/A
Class C	—	—	(529,303)	(12,323)	—	—	(11,027)	—
Class R3	—	—	(2,961)	(171)	—	—	(6,531)	—
Class I	—	—	(868,440)	(20,397)	—	—	(121,505)	—
Return of capital:
Class A	—	(167,732)	—	—	—	—	—	—
Class B	N/A	N/A	—	—	—	—	N/A	N/A
Class C	—	(76,504)	—	—	—	—	—	—
Class R3	—	(1,734)	—	—	—	—	—	—
Class I	—	(139,195)	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(2,710,270)	(6,414,051)	(3,772,519)	(3,460,406)	(6,153,206)	(12,087,910)	(1,690,675)	(310,683)
Fund Share Transactions
Proceeds from sale of shares	92,400,134	187,057,409	17,808,084	61,002,744	65,545,256	67,376,338	57,343,019	22,696,185
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,474,347	3,227,482	2,198,407	1,789,255	3,765,727	6,859,306	1,150,630	198,317
	93,874,481	190,284,891	20,006,491	62,791,999	69,310,983	74,235,644	58,493,649	22,894,502
Cost of shares redeemed	(91,624,094)	(101,120,898)	(25,102,436)	(23,581,255)	(55,975,615)	(123,964,115)	(811,621)	(85,859)
Net increase (decrease) in net assets from Fund share transactions	2,250,387	89,163,993	(5,095,945)	39,210,744	13,335,368	(49,728,471)	57,682,028	22,808,643
Net increase (decrease) in net assets	1,669,628	89,671,919	(9,047,935)	42,305,082	19,450,054	(37,005,346)	59,227,750	23,455,853
Net assets at the beginning of period	187,311,485	97,639,566	90,482,826	48,177,744	147,145,416	184,150,762	23,455,853	—
Net assets at the end of period	$188,981,113	$187,311,485	$81,434,891	$90,482,826	$166,595,470	$147,145,416	$82,683,603	$23,455,853
Undistributed (Over-distribution of) net investment income at the end of period	$(2,419,765)	$(1,484,406)	$(833,577)	$(516,562)	$(372,161)	$(335,874)	$41,460	$(28,720)

N/A – Short Duration and Symphony Credit Opportunities do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited)

Class (Commencement Date)
		Investment Operations				Less Distributions

SHORT DURATION
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
Class A (12/04)
2011(h)	$19.82	$.19		$.04	$.23	$(.28)	$—	$—	$(.28)	$19.77	1.18%
2010	19.74	.46		.39	.85	(.72)	—	(0.05)	(.77)	19.82	4.36
2009	19.31	.56		.72	1.28	(.85)	—	—	(.85)	19.74	7.02
2008	19.40	.84		(.05)	.79	(.88)	—	—	(.88)	19.31	4.03
2007	19.24	.91		.12	1.03	(.87)	—	—	(.87)	19.40	5.49
2006	19.69	.77		(.14)	.63	(1.08)	—	—	(1.08)	19.24	3.29
Class C (12/04)
2011(h)	19.85	.12		.03	.15	(.21)	—	—	(.21)	19.79	.76
2010	19.77	.30		.41	.71	(.59)	—	(0.04)	(.63)	19.85	3.65
2009	19.33	.43		.72	1.15	(.71)	—	—	(.71)	19.77	6.27
2008	19.42	.70		(.05)	.65	(.74)	—	—	(.74)	19.33	3.19
2007	19.26	.73		.16	.89	(.73)	—	—	(.73)	19.42	4.71
2006	19.69	.63		(.14)	.49	(.92)	—	—	(.92)	19.26	2.54
Class R3 (8/08)
2011(h)	19.80	.20		.01	.21	(.26)	—	—	(.26)	19.75	1.06
2010	19.72	.48		.33	.81	(.69)	—	(0.04)	(.73)	19.80	4.06
2009	19.31	.53		.68	1.21	(.80)	—	—	(.80)	19.72	6.82
2008(g)	19.49	—	**	(.04)	(.04)	(.14)	—	—	(.14)	19.31	(.40)
Class I (12/04)(f)
2011(h)	19.78	.22		.04	.26	(.31)	—	—	(.31)	19.73	1.31
2010	19.71	.50		.39	.89	(.77)	—	(0.05)	(.82)	19.78	4.52
2009	19.30	.61		.70	1.31	(.90)	—	—	(.90)	19.71	7.29
2008	19.38	.88		(.03)	.85	(.93)	—	—	(.93)	19.30	4.29
2007	19.21	.92		.17	1.09	(.92)	—	—	(.92)	19.38	5.82
2006	19.68	.77		(.11)	.66	(1.13)	—	—	(1.13)	19.21	3.46

60	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

$72,557	.82	%*	1.90	%*	.81	%*	1.90	%*	67%
76,629	.90		2.21		.78		2.33		72
47,607	1.14		2.44		.65		2.93		117
10,450	1.63		3.26		.64		4.26		90
4,101	1.93		3.37		.62		4.67		138
439	3.41		1.25		.64		4.02		234

61,800	1.58	*	1.19	*	1.56	*	1.21	*	67
50,187	1.65		1.43		1.53		1.54		72
25,215	1.88		1.73		1.40		2.21		117
8,068	2.42		2.54		1.39		3.57		90
2,260	2.42		2.71		1.38		3.76		138
1,067	3.52		1.09		1.36		3.25		234

537	1.07	*	2.00	*	1.06	*	2.01	*	67
874	1.15		2.30		1.03		2.42		72
653	1.38		2.29		.90		2.77		117
149	2.98	*	(2.24	)*	.87	*	(.13	)*	90

54,087	.57	*	2.17	*	.56	*	2.18	*	67
59,622	.65		2.42		.53		2.53		72
24,164	.86		2.70		.40		3.16		117
14,827	1.36		3.52		.39		4.49		90
9,717	1.34		3.76		.38		4.72		138
9,602	1.44		3.07		.53		3.97		234
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Excluding dollar roll transactions, where applicable.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
(h)	For the six months ended March 31, 2011.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-STRATEGY CORE BOND
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (12/04)
2011(h)	$21.25	$.32	$(.33)	$(.01)	$(.40)	$(.52)	$(.92)	$20.32	(.05)%
2010	20.40	.77	1.14	1.91	(1.04)	(.02)	(1.06)	21.25	9.49
2009	19.06	.87	1.58	2.45	(.91)	(.20)	(1.11)	20.40	13.76
2008	19.28	.95	(.23)	.72	(.94)	—	(.94)	19.06	3.57
2007	19.29	1.00	(.08)	.92	(.93)	—	(.93)	19.28	4.92
2006	19.73	.88	(.34)	.54	(.98)	—	(.98)	19.29	2.86
Class B (12/04)
2011(h)	21.36	.25	(.33)	(.08)	(.32)	(.52)	(.84)	20.44	(.42)
2010	20.50	.66	1.11	1.77	(.89)	(.02)	(.91)	21.36	8.74
2009	19.15	.70	1.63	2.33	(.78)	(.20)	(.98)	20.50	12.87
2008	19.34	.85	(.25)	.60	(.79)	—	(.79)	19.15	3.04
2007	19.30	.88	(.06)	.82	(.78)	—	(.78)	19.34	4.35
2006	19.73	.74	(.35)	.39	(.82)	—	(.82)	19.30	2.06
Class C (12/04)
2011(h)	21.30	.25	(.34)	(.09)	(.32)	(.52)	(.84)	20.37	(.42)
2010	20.42	.63	1.16	1.79	(.89)	(.02)	(.91)	21.30	8.85
2009	19.08	.76	1.55	2.31	(.77)	(.20)	(.97)	20.42	12.91
2008	19.30	.80	(.23)	.57	(.79)	—	(.79)	19.08	2.84
2007	19.29	.84	(.05)	.79	(.78)	—	(.78)	19.30	4.19
2006	19.73	.73	(.35)	.38	(.82)	—	(.82)	19.29	2.01
Class R3 (8/08)
2011(h)	21.26	.29	(.33)	(.04)	(.37)	(.52)	(.89)	20.33	(.16)
2010	20.39	.80	1.08	1.88	(.99)	(.02)	(1.01)	21.26	9.35
2009	19.04	.80	1.61	2.41	(.86)	(.20)	(1.06)	20.39	13.49
2008(g)	19.05	.05	.09	.14	(.15)	—	(.15)	19.04	.64
Class I (12/04)(f)
2011(h)	21.23	.35	(.34)	.01	(.43)	(.52)	(.95)	20.29	.03
2010	20.39	.84	1.11	1.95	(1.09)	(.02)	(1.11)	21.23	9.73
2009	19.05	.83	1.67	2.50	(.96)	(.20)	(1.16)	20.39	14.05
2008	19.28	.86	(.10)	.76	(.99)	—	(.99)	19.05	3.83
2007	19.26	1.01	(.01)	1.00	(.98)	—	(.98)	19.28	5.29
2006	19.72	.86	(.29)	.57	(1.03)	—	(1.03)	19.26	3.03

62	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate(e)

$29,415	1.07	%*	2.99	%*	.93	%*	3.13	%*	89%
32,191	1.18		3.44		.88		3.73		157
13,740	1.38		3.88		.75		4.50		360
6,787	1.72		3.91		.74		4.90		289
3,281	2.32		3.59		.73		5.17		278
1,282	4.46		.90		.75		4.62		241

1,929	1.83	*	2.24	*	1.68	*	2.38	*	89
2,383	1.96		2.82		1.63		3.17		157
2,416	2.12		3.00		1.50		3.62		360
1,572	2.30		3.36		1.27		4.39		289
474	3.14		2.85		1.42		4.57		278
51	3.54		1.68		1.38		3.84		241

21,577	1.83	*	2.26	*	1.68	*	2.40	*	89
21,085	1.94		2.75		1.63		3.06		157
11,323	2.16		3.29		1.50		3.95		360
2,531	2.48		3.14		1.49		4.14		289
1,578	2.98		2.85		1.48		4.34		278
266	3.65		1.69		1.44		3.90		241

146	1.30	*	2.64	*	1.18	*	2.76	*	89
238	1.45		3.53		1.13		3.85		157
182	1.61		3.58		1.00		4.19		360
150	1.76	*	1.00	*	.99	*	1.77	*	289

28,368	.82	*	3.21	*	.68	*	3.35	*	89
34,586	.95		3.75		.63		4.07		157
20,516	1.06		3.80		.50		4.36		360
49,336	1.40		3.55		.49		4.47		289
9,689	1.86		3.87		.48		5.24		278
9,623	1.84		3.24		.63		4.44		241
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Excluding dollar roll transactions.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
(h)	For the six months ended March 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
Class A (12/04)
2011(g)	$17.44	$.69	$.78	$1.47	$(.70)	$—	$—	$(.70)	$18.21	8.53%
2010	16.15	1.44	1.25	2.69	(1.40)	—	—	(1.40)	17.44	17.31
2009	16.92	1.30	(.62)	.68	(1.19)	—	(.26)	(1.45)	16.15	5.94
2008	19.55	1.25	(2.41)	(1.16)	(1.35)	—	(.12)	(1.47)	16.92	(6.41)
2007	19.37	1.55	.08	1.63	(1.45)	—	—	(1.45)	19.55	8.61
2006	19.39	1.33	.16	1.49	(1.51)	—	—	(1.51)	19.37	8.01
Class B (12/04)
2011(g)	17.42	.63	.76	1.39	(.63)	—	—	(.63)	18.18	8.08
2010	16.13	1.32	1.24	2.56	(1.27)	—	—	(1.27)	17.42	16.48
2009	16.91	1.22	(.66)	.56	(1.09)	—	(.25)	(1.34)	16.13	5.11
2008	19.53	1.08	(2.37)	(1.29)	(1.25)	—	(.08)	(1.33)	16.91	(7.17)
2007	19.36	1.34	.14	1.48	(1.31)	—	—	(1.31)	19.53	7.82
2006	19.39	1.13	.19	1.32	(1.35)	—	—	(1.35)	19.36	7.07
Class C (12/04)
2011(g)	17.40	.63	.76	1.39	(.63)	—	—	(.63)	18.16	8.09
2010	16.11	1.31	1.25	2.56	(1.27)	—	—	(1.27)	17.40	16.49
2009	16.88	1.20	(.63)	.57	(1.09)	—	(.25)	(1.34)	16.11	5.12
2008	19.51	1.10	(2.40)	(1.30)	(1.22)	—	(.11)	(1.33)	16.88	(7.13)
2007	19.35	1.38	.09	1.47	(1.31)	—	—	(1.31)	19.51	7.72
2006	19.39	1.13	.18	1.31	(1.35)	—	—	(1.35)	19.35	7.01
Class R3 (8/08)
2011(g)	17.42	.66	.79	1.45	(.68)	—	—	(.68)	18.19	8.41
2010	16.13	1.44	1.21	2.65	(1.36)	—	—	(1.36)	17.42	17.05
2009	16.91	1.28	(.64)	.64	(1.17)	—	(.25)	(1.42)	16.13	5.66
2008(f)	18.32	.09	(1.26)	(1.17)	(.17)	—	(.07)	(.24)	16.91	(6.57)
Class I (12/04)(e)
2011(g)	17.42	.72	.77	1.49	(.72)	—	—	(.72)	18.19	8.66
2010	16.13	1.47	1.26	2.73	(1.44)	—	—	(1.44)	17.42	17.62
2009	16.90	1.34	(.62)	.72	(1.23)	—	(.26)	(1.49)	16.13	6.20
2008	19.53	1.31	(2.42)	(1.11)	(1.39)	—	(.13)	(1.52)	16.90	(6.18)
2007	19.35	1.45	.23	1.68	(1.50)	—	—	(1.50)	19.53	8.89
2006	19.40	1.37	.14	1.51	(1.56)	—	—	(1.56)	19.35	8.14

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

$44,411	1.12	%*	7.71	%*	1.12	%*	7.71	%*	94%
36,443	1.19		8.49		1.08		8.59		139
41,921	1.23		8.77		.85		9.15		124
22,339	1.21		6.35		.84		6.72		141
9,100	1.83		6.85		.83		7.85		160
438	1.94		5.87		.85		6.96		115

1,627	1.87	*	6.98	*	1.87	*	6.98	*	94
1,567	1.94		7.76		1.83		7.86		139
1,745	1.95		8.36		1.60		8.72		124
2,585	2.00		5.35		1.59		5.76		141
1,855	2.50		5.86		1.58		6.78		160
217	2.69		4.86		1.57		5.97		115

43,008	1.87	*	6.98	*	1.87	*	6.98	*	94
35,016	1.94		7.74		1.84		7.84		139
32,131	1.97		8.08		1.60		8.45		124
20,690	1.99		5.50		1.59		5.91		141
8,620	2.54		6.06		1.58		7.02		160
678	2.69		4.89		1.59		5.99		115

89	1.36	*	7.48	*	1.37	*	7.48	*	94
145	1.44		8.46		1.34		8.56		139
132	1.46		8.75		1.10		9.12		124
138	1.70	*	2.44	*	1.07	*	3.07	*	141

77,461	.86	*	7.98	*	.87	*	7.98	*	94
73,974	.92		8.67		.80		8.79		139
108,222	.97		9.09		.60		9.45		124
77,255	.97		6.64		.59		7.03		141
10,534	1.43		6.51		.58		7.35		160
9,692	1.44		6.39		.76		7.06		115
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
(g)	For the six months ended March 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY CREDIT OPPORTUNITIES
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (4/10)
2011(f)	$20.42	$.65	$.88	$1.53	$(.66)	$(.10)	$(.76)	$21.19	7.60%
2010(e)	20.00	.45	.43	.88	(.46)	—	(.46)	20.42	4.48
Class C (4/10)
2011(f)	20.40	.59	.86	1.45	(.58)	(.10)	(.68)	21.17	7.21
2010(e)	20.00	.38	.43	.81	(.41)	—	(.41)	20.40	4.12
Class R3 (4/10)
2011(f)	20.41	.62	.88	1.50	(.63)	(.10)	(.73)	21.18	7.48
2010(e)	20.00	.43	.42	.85	(.44)	—	(.44)	20.41	4.34
Class I (4/10)
2011(f)	20.43	.69	.86	1.55	(.68)	(.10)	(.78)	21.20	7.73
2010(e)	20.00	.47	.44	.91	(.48)	—	(.48)	20.43	4.61

66	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

$14,687	1.26	%*	6.06	%*	1.08	%*	6.24	%*	53%
4,436	1.74	*	4.65	*	1.09	*	5.31	*	68

8,651	1.97	*	5.50	*	1.83	*	5.66	*	53
1,359	2.93	*	3.44	*	1.84	*	4.53	*	68

1,327	1.55	*	5.73	*	1.33	*	5.95	*	53
1,276	2.45	*	3.92	*	1.34	*	5.04	*	68

58,019	1.01	*	6.39	*	.83	*	6.56	*	53
16,385	1.16	*	5.21	*	.84	*	5.54	*	68
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gain include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period April 28, 2010 (commencement of operations) through September 30, 2010.
(f)	For the six months ended March 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust III (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Short Duration Bond Fund (“Short Duration”), Nuveen Multi-Strategy Core Bond Fund (“Multi-Strategy Core Bond”), Nuveen High Yield Bond Fund (“High Yield”) and Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust in 1998. Symphony Credit Opportunities commenced operations on April 28, 2010.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as Short Duration’s, Multi-Strategy Core Bond’s and High Yield’s sub-adviser, and their portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of Short Duration, Multi-Strategy Core Bond and High Yield. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to Short Duration, Multi-Strategy Core Bond and High Yield from each of their management fees.

Short Duration’s investment objective is to provide high current income consistent with minimal fluctuations of principal. Under normal market conditions, the Fund invests at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be between approximately one and two years but it will not exceed three years.

Multi-Strategy Core Bond’s investment objective is to provide total return by investing in fixed-income securities. Under normal market conditions, the Fund invests at least 80% of its net assets in fixed-income securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be five years or less and is not expected to be more than six years.

Short Duration and Multi-Strategy Core Bond principally invest in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. Short Duration and Multi-Strategy Core Bond normally invests at least 80% and 75%, respectively, of their net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Sub-Adviser. Short Duration and Multi-Strategy Core Bond may invest up to 35% of their net assets in debt securities issued by non-U.S. companies. Although a substantial majority of the assets of Short Duration and Multi-Strategy Core Bond are invested in U.S. dollar-denominated securities, up to 20% of their net assets may have non-U.S. dollar currency exposure from non-U.S. dollar-denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies). On a net basis (netting out long and short non-U.S. currency exposures in the aggregate), Short Duration’s and Multi-Strategy Core Bond’s non-U.S. dollar exposure will not exceed 5% of net assets. Short Duration and Multi-Strategy Core Bond also may invest up to 20% and 25%, respectively, of their net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” or “junk” bonds. In addition, Short Duration and Multi-Strategy Core Bond may engage in repurchase, reverse repurchase and forward purchase agreements.

In an effort to enhance returns and manage risk, Short Duration and Multi-Strategy Core Bond also employ a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivatives to create debt or non-U.S. currency exposures designed to take advantage of the Sub-Adviser’s outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed-income market.

High Yield’s investment objective is to maximize total return by investing in a diversified portfolio of high yield debt securities. Under normal market conditions, High Yield invests at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds. These securities generally are rated BB/Ba or below at the time of purchase by independent rating agencies or are unrated but judged to be of comparable quality by the Sub-Adviser. These below investment grade securities are commonly referred to as “high yield” or “junk” bonds. In addition to investing in U.S. and non-U.S. corporate high yield debt securities, the Fund may also invest in U.S. and non-U.S. corporate investment grade securities; U.S. government securities, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments. In an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the Fund also may invest in futures contracts, options, interest rate or total return swaps, credit derivatives or other derivative instruments. In doing so, the Fund may, in certain circumstances, invest a substantial portion of its assets in such derivative instruments. Substantially all of the Fund’s assets will be invested in U.S. dollar-denominated securities. In building the Fund’s investment portfolio from these individual securities, the Sub-Adviser seeks to diversify the portfolio’s holdings across multiple factors, including individual issuers and industries, to manage the inherent credit risk associated with a high yield debt strategy.

68	Nuveen Investments

Symphony Credit Opportunities’ investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by Symphony Asset Management LLC (“Symphony”), the Fund’s portfolio managers, to be of comparable quality. Although the Fund invests primarily in debt issued by U.S. companies, it may invest up to 25% of its net assets in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. The Fund may use derivatives, such as swaps, futures contracts and options, to gain investment exposure. The Adviser has entered into a Sub-Advisory agreement with Symphony, a subsidiary of Nuveen. Symphony bases its investment process on fundamental, bottom-up credit analysis. Analysts assess sector dynamics, company business models and asset quality. Specific recommendations are based on an analysis of the relative value of the various types of debt within a company’s capital structure. Inherent in Symphony’s credit analysis process is the evaluation of potential upside and downside to any credit. As such, Symphony concentrates its efforts on sectors where there is sufficient transparency to assess the downside risk and where firms have assets to support meaningful recovery in case of default. In its focus on downside protection, Symphony favors opportunities where valuations can be quantified and risks assessed.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income instruments, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that loan. These securities are generally classified as Level 2.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. These securities are generally classified as Level 2 or Level 3.

The value of exchange-traded options generally are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2011, Short Duration, Multi-Strategy Core Bond, High Yield and Symphony Credit Opportunities had outstanding when-issued/delayed delivery purchase commitments of $1,556,780, $9,623,785, $2,245,625 and $5,806,750, respectively.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting charges to an original senior loan agreement and are recognized when received.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares is subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which a Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Fund’s Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and recognized as a component of “Investment Income” on the Statement of Operations. Dollar rolls are valued daily. Multi-Strategy Core Bond entered into dollar roll transactions during the six months ended March 31, 2011.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

70	Nuveen Investments

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts and swaps are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts and swaps are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts and swaps, respectively” on the Statement of Operations when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a componet of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a componet of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. High Yield and Symphony Credit Opportunities did not enter into forward foreign currency exchange contracts during the six months ended March 31, 2011.

During the six months ended March 31, 2011, Short Duration and Multi-Strategy Core Bond invested in forward foreign exchange contracts in a variety of currencies, ranging from one to three months to settlement. Some of these contracts were positioned to benefit if the foreign currency in the contract strengthened with respect to the U.S. dollar, while others were positioned to benefit if the foreign currency weakened, based on analysis of whether currency values were relatively high or low compared to future expectations.

The average number of forward foreign currency exchange contracts outstanding during the six months ended March 31, 2011, was as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of forward foreign currency exchange contracts outstanding*	17	20
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. High Yield and Symphony Credit Opportunities did not enter into futures contracts during the six months ended March 31, 2011.

During the six months ended March 31, 2011, Short Duration sold June 2011 futures contracts on the two year, five year and ten year U.S. Treasury notes, and the thirty year U.S. Treasury bond, to reduce portfolio duration. Multi-Strategy Core Bond also sold June 2011 futures on the ten year U.S. Treasury note and the thirty year U.S. Treasury bond to reduce portfolio duration.

The average number of futures contracts outstanding during the six months ended March 31, 2011, was as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of futures contracts outstanding*	378	158
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

Each Fund is subject to foreign currency risk and interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and/or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Short Duration, High Yield and Symphony Credit Opportunities did not enter into option or swaption transactions during the six months ended March 31, 2011.

During the six months ended March 31, 2011, Multi-Strategy Core Bond sold June 2011 call options on the ten year U.S. Treasury note future to reduce portfolio duration. Multi-Strategy Core Bond did not purchase call or put options or swaptions during the six months ended March 31, 2011.

The average number of outstanding option contracts written during the six months ended March 31, 2011, was as follows:

Multi- Strategy Core Bond
Average number of outstanding option contracts written*	5	**

*	Includes both calls and puts, where applicable.
**	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

72	Nuveen Investments

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on options activity.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. Income received or paid by the Funds is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense. High Yield and Symphony Credit Opportunities did not enter into interest rate swap contracts during the six months ended March 31, 2011.

During the six months ended, Short Duration and Multi-Strategy Core Bond invested in interest rate swap contracts in a variety of currencies and maturities, with some positions designed to benefit if rates rose and others designed to benefit if rates fell in the underlying country, based on analysis of whether rates were relatively high or low compared to future expectations. Short Duration was not invested in interest rate swaps contracts at the end of the period.

The average number of interest rate swap contracts outstanding during the six months ended March 31, 2011, was as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of interest rate swap contracts outstanding*	13	16
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. Symphony Credit Opportunities did not invest in credit default swaps during the six months ended March 31, 2011.

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

During the six months ended March 31, 2011, Short Duration, Multi-Strategy Core Bond and High Yield were invested in credit default swap index positions that earned spread income in exchange for taking the credit default risk of broad investment grade and high yield credit default swap indexes, and for Multi-Strategy Core Bond and High Yield, a swap tied to the default risk of a single issuer, Freescale Semiconductor.

The average notional amount of credit default swap contracts outstanding during the six months ended March 31, 2011, was as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
Average notional amount of credit default swap contracts outstanding*	$14,278,333	$5,246,667	$7,235,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to specific class of shares were prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

74	Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of March 31, 2011:

Short Duration	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$66,968,440	$—	$66,968,440
U.S. Government and Agency Obligations	—	25,140,565	—	25,140,565
Asset-Backed and Mortgage-Backed Securities	—	85,624,426	3,882,396	89,506,822
Capital Preferred Securities	—	425,332	—	425,332
Sovereign Debt	—	1,346,436	—	1,346,436
Short-Term Investments	—	6,378,347	—	6,378,347
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	202,344	—	202,344
Credit Default Swaps*	—	62,706	—	62,706
Futures Contracts*	(53,657)	—	—	(53,657)
Total	$(53,657)	$186,148,596	$3,882,396	$189,977,335

Multi-Strategy Core Bond	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$39,957,930	$6,000	$39,963,930
$25 Par (or similar) Preferred Securities	184,310	—	—	184,310
Municipal Bonds	—	1,644,478	—	1,644,478
U.S. Government and Agency Obligations	—	4,199,806	—	4,199,806
Asset-Backed and Mortgage-Backed Securities	—	28,372,653	483,707	28,856,360
Capital Preferred Securities	—	3,038,193	—	3,038,193
Sovereign Debt	—	2,590,885	—	2,590,885
Short-Term Investments	—	15,248,002	—	15,248,002
Derivatives:
Call Options Written	(4,250)	—	—	(4,250)
Forward Foreign Currency Exchange Contracts*	—	95,978	—	95,978
Interest Rate Swaps*	—	92,512	—	92,512
Credit Default Swaps*	—	25,876	—	25,876
Futures Contracts*	14,346	—	—	14,346
Total	$194,406	$95,266,313	$489,707	$95,950,426
*	Represents net unrealized appreciation (depreciation).

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

High Yield	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$151,781,069	$63,750	$151,844,819
$25 Par (or similar) Preferred Securities	2,619,460	1,919,054	—	4,538,514
U.S. Government and Agency Obligations	—	1,173,014	—	1,173,014
Capital Preferred Securities	—	3,932,500	—	3,932,500
Short-Term Investments	—	6,438,821	—	6,438,821
Derivatives:
Credit Default Swaps*	—	442,614	—	442,614
Total	$2,619,460	$165,687,072	$63,750	$168,370,282

Symphony Credit Opportunities	Level 1	Level 2	Level 3	Total
Investments:
Convertible Bonds	$—	$211,500	$—	$211,500
Corporate Bonds	—	55,175,113	—	55,175,113
Variable Rate Senior Loan Interests	—	22,949,153	—	22,949,153
Short-Term Investments	—	7,911,795	—	7,911,795
Total	$—	$86,247,561	$—	$86,247,561
*	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

Short Duration	Level 3 Asset-Backed and Mortgage-Backed Securities	Level 3 Interest Rate Swaps*	Level 3 Total
Balance at the beginning of period	$—	$149,496	$149,496
Gains (losses):
Net realized gains (losses)	—	76,691	76,691
Net change in unrealized appreciation (depreciation)	15,117	(149,496)	(134,379)
Purchases at cost	3,826,050	6,667,161	10,493,211
Sales at proceeds	—	(6,743,852)	(6,743,852)
Net discounts (premiums)	—	—	—
Transfers in to	41,229	—	41,229
Transfers out of	—	—	—
Balance at the end of period	$3,882,396	$—	$3,882,396
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of March 31, 2011	$17,066	$—	$17,066
*	Represents net unrealized appreciation (depreciation).

Multi-Strategy Core Bond	Level 3 Corporate Bonds	Level 3 Asset-Backed and Mortgage-Backed Securities	Level 3 Interest Rate Swaps*	Level 3 Total
Balance at the beginning of period	$6,000	$—	$65,778	$71,778
Gains (losses):
Net realized gains (losses)	—	—	33,744	33,744
Net change in unrealized appreciation (depreciation)	—	3,883	(65,778)	(61,895)
Purchases at cost	—	438,253	2,933,551	3,371,804
Sales at proceeds	—	—	(2,967,295)	(2,967,295)
Net discounts (premiums)	—	5	—	5
Transfers in to	—	41,566	—	41,566
Transfers out of	—	—	—	—
Balance at the end of period	$6,000	$483,707	$—	$489,707
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of March 31, 2011	$—	$5,849	$—	$5,849
*	Represents net unrealized appreciation (depreciation).

76	Nuveen Investments

High-Yield	Level 3 Corporate Bonds
Balance at the beginning of period	$63,750
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$63,750
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of March 31, 2011	$—

The table below presents the transfers in and out of the three valuation levels for Short Duration as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the leveling methodologies and changes in the observability of inputs.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Short Duration	$—	$(21,210,222)	$21,210,222	$(41,229)	$41,229	$—

During the six months ended March 31, 2011, Multi-Strategy Core Bond, High Yield and Symphony Credit Opportunities recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of March 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure. Symphony Credit Opportunities did not invest in derivative instruments during the six months ended March 31, 2011.

Short Duration

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$429,278	Unrealized depreciation on forward foreign currency exchange contracts	$226,934
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	53,657
Credit	Swaps	Unrealized appreciation on credit default swaps**	66,450	Unrealized depreciation on credit default swaps**	3,744
Total			$495,728		$284,335
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative gross appreciation (depreciation) presented above.

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

Multi-Strategy Core Bond

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$218,417	Unrealized depreciation on forward foreign currency exchange contracts	$122,439
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	18,227	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	3,881
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	250,718	Unrealized depreciation on interest rate swaps**	158,206
Credit	Swaps	Unrealized appreciation on credit default swaps**	26,848	Unrealized depreciation on credit default swaps**	972
Interest Rate	Options	—	—	Call options written, at value	4,250
Total			$514,210		$289,748
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative gross appreciation (depreciation) presented above.

High Yield

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Credit	Swaps	Unrealized appreciation on credit default swaps*	$442,614	Unrealized depreciation on credit default swaps*	$—
*	Value represents cumulative gross appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative gross appreciation (depreciation) presented above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended March 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Foreign Currency Exchange Rate	$(34,656)	$108,129

Net Realized Gain (Loss) from Futures Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$778,650	$(77,744)

Net Realized Gain (Loss) from Options Purchased	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$—	$(17,029)

78	Nuveen Investments

Net Realized Gain (Loss) from Swaps	Short Duration	Multi-Strategy Core Bond	High Yield
Risk Exposure
Interest Rate	$959,621	$476,609	$—
Credit	297,673	(79,929)	1,587,537
Total	$1,257,294	$396,680	$1,587,537

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Foreign Currency Exchange Rate	$283,767	$141,607

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$174,684	$19,594

Change in Net Unrealized Appreciation (Depreciation) of Options Written		Multi-Strategy Core Bond
Risk Exposure
Interest Rate		$3,581

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Short Duration	Multi-Strategy Core Bond	High Yield
Risk Exposure
Interest Rate	$(524,435)	$(111,590)	$—
Credit	(29,743)	128,454	(10,728)
Total	$(554,178)	$16,864	$(10,728)

4. Fund Shares

Transactions in Fund shares were as follows:

	Short Duration
	Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,667,199	$52,953,722	4,171,651	$82,578,526
Class C	1,286,088	25,585,114	1,815,056	35,926,464
Class R3	2,042	40,474	14,251	281,343
Class I	697,363	13,820,824	3,456,474	68,271,076
Shares issued to shareholders due to reinvestment of distributions:
Class A	41,770	829,139	94,547	1,865,811
Class C	19,271	382,890	43,306	855,717
Class R3	26	524	158	3,110
Class I	13,214	261,794	25,536	502,844
	4,726,973	93,874,481	9,620,979	190,284,891
Shares redeemed:
Class A	(2,903,937)	(57,636,366)	(2,812,349)	(55,670,099)
Class C	(711,547)	(14,142,663)	(604,920)	(11,963,925)
Class R3	(19,003)	(376,681)	(3,432)	(67,463)
Class I	(982,985)	(19,468,384)	(1,693,670)	(33,419,411)
	(4,617,472)	(91,624,094)	(5,114,371)	(101,120,898)
Net increase (decrease)	109,501	$2,250,387	4,506,608	$89,163,993

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

	Multi-Strategy Core Bond
	Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	428,335	$8,830,847	1,435,414	$29,723,141
Class A – automatic conversion of Class B Shares	1,258	25,719	—	—
Class B	11,401	234,758	21,385	442,283
Class C	218,311	4,523,797	590,827	12,263,228
Class R3	1,424	29,002	2,193	44,829
Class I	200,892	4,163,961	891,699	18,529,263
Shares issued to shareholders due to reinvestment of distributions:
Class A	41,323	847,251	37,884	786,067
Class B	3,377	69,549	3,879	80,506
Class C	27,063	555,456	20,952	435,334
Class R3	65	1,322	60	1,245
Class I	35,391	724,829	23,389	486,103
	968,840	20,006,491	3,027,682	62,791,999
Shares redeemed:
Class A	(538,662)	(11,164,631)	(631,767)	(13,176,273)
Class B	(30,697)	(631,519)	(31,544)	(656,452)
Class B – automatic conversion to Class A Shares	(1,252)	(25,719)	—	—
Class C	(176,313)	(3,640,844)	(176,186)	(3,658,225)
Class R3	(5,508)	(115,717)	—	—
Class I	(467,475)	(9,524,006)	(292,027)	(6,090,305)
	(1,219,907)	(25,102,436)	(1,131,524)	(23,581,255)
Net increase (decrease)	(251,067)	$(5,095,945)	1,896,158	$39,210,744

	High Yield
	Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,627,248	$29,399,889	1,155,059	$19,425,612
Class A – automatic conversion of Class B Shares	—	—	2,810	47,151
Class B	18,911	340,602	6,866	115,429
Class C	637,807	11,501,920	656,846	10,992,463
Class R3	1,931	35,033	130	2,180
Class I	1,348,772	24,267,812	2,193,228	36,793,503
Shares issued to shareholders due to reinvestment of distributions:
Class A	47,600	858,359	106,410	1,787,848
Class B	1,868	33,671	4,229	70,993
Class C	37,149	669,256	73,066	1,225,468
Class R3	—	—	—	—
Class I	122,363	2,204,441	224,941	3,774,997
	3,843,649	69,310,983	4,423,585	74,235,644
Shares redeemed:
Class A	(1,325,284)	(23,569,941)	(1,770,829)	(29,510,158)
Class B	(21,287)	(379,598)	(26,507)	(444,151)
Class B – automatic conversion to Class A Shares	—	—	(2,813)	(47,151)
Class C	(319,335)	(5,740,078)	(711,779)	(11,901,334)
Class R3	(5,361)	(94,462)	(1)	(23)
Class I	(1,458,057)	(26,191,536)	(4,881,073)	(82,061,298)
	(3,129,324)	(55,975,615)	(7,393,002)	(123,964,115)
Net increase (decrease)	714,325	$13,335,368	(2,969,417)	$(49,728,471)

80	Nuveen Investments

	Symphony Credit Opportunities
	Six Months Ended 3/31/11		For the Period 4/28/10 (commencement of operations) through 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	478,699	$10,067,150	216,370	$4,311,772
Class C	344,938	7,252,718	66,582	1,331,755
Class R3	141	3,012	62,500	1,250,000
Class I	1,913,128	40,020,139	797,250	15,802,658
Shares issued to shareholders due to reinvestment of distributions:
Class A	10,836	227,467	1,501	30,224
Class C	1,762	37,201	11	237
Class R3	— *	8	—	—
Class I	42,243	885,954	8,333	167,856
	2,791,747	58,493,649	1,152,547	22,894,502
Shares redeemed:
Class A	(13,683)	(286,406)	(641)	(12,940)
Class C	(4,596)	(97,796)	(14)	(283)
Class R3	—	—	—	—
Class I	(20,378)	(427,419)	(3,606)	(72,636)
	(38,657)	(811,621)	(4,261)	(85,859)
Net increase (decrease)	2,753,090	$57,682,028	1,148,286	$22,808,643
*	Rounds to less than one share.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, derivative and dollar roll transactions) for the six months ended March 31, 2011, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Purchases:
Investment securities	$104,766,936	$73,362,995	$153,725,295	$78,706,070
U.S. Government and agency obligations	37,179,525	10,478,206	507,246	—
Sales and maturities:
Investment securities	37,083,344	57,988,098	139,322,066	24,189,425
U.S. Government and agency obligations	92,396,393	34,987,023	2,509,961	—

Transactions in call options written for Multi-Strategy Core Bond during the six months ended March 31, 2011, were as follows:

	Multi-Strategy Core Bond
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	(16)	7,831
Options terminated in closing purchase transactions	—	—
Options expired	—	—
Options outstanding, end of period	(16)	$7,831

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	81

Notes to Financial Statements (Unaudited) (continued)

At March 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Cost of investments	$188,499,892	$94,877,273	$164,465,746	$84,318,255
Gross unrealized:
Appreciation	$2,219,437	$1,774,325	$5,507,166	$2,170,565
Depreciation	(953,387)	(925,634)	(2,045,244)	(241,259)
Net unrealized appreciation (depreciation) of investments	$1,266,050	$848,691	$3,461,922	$1,929,306

Permanent differences, primarily due to federal taxes paid, nondeductible stock issuance costs, return of capital distributions, treatment of notional principal contracts and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets at September 30, 2010, the Funds’ last tax year-end, as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Capital paid-in	$(385,165)	$(9,234)	$—	$(5,478)
Undistributed (Over-distribution of) net investment income	1,710,956	124,147	645,226	8,360
Accumulated net realized gain (loss)	(1,325,791)	(114,913)	(645,226)	(2,882)

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2010, the Funds’ last tax year end, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Undistributed net ordinary income*	$—	$2,233,047	$173,838	$121,938
Undistributed net long-term capital gains	—	—	—	—
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period September 1, 2010 through September 30, 2010 and paid on October 1, 2010. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2010, was designated for purposes of the dividends paid deduction as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities**
Distributions from net ordinary income*	$6,138,330	$3,489,912	$13,025,703	$282,480
Distributions from net long-term capital gains	—	—	—	—
Return of capital	385,165	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period April 28, 2010 (commencement of operations) through September 30, 2010.

At September 30, 2010, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Short Duration	High Yield
Expiration:
September 30, 2014	$54,933	$—
September 30, 2015	141,618	119,975
September 30, 2016	—	139,565
September 30, 2017	48,855	6,367,477
September 30, 2018	348,745	—
Total	$594,151	$6,627,017

During the Funds’ last tax year ended September 30, 2010, the following Fund utilized its capital loss carryforwards as follows:

High Yield
Capital loss carryforward utilized	$99,076

82	Nuveen Investments

The Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through September 30, 2010, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer post-October losses as follows:

	Short Duration	Multi- Strategy Core Bond
Post-October capital losses	$1,356,942	$275,324

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level Fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Short Duration Fund-Level Fee Rate	Multi-Strategy Core Bond Fund-Level Fee Rate	High Yield Fund-Level Fee Rate	Symphony Credit Opportunities Fund-Level Fee Rate
For the first $125 million	.2000%	.3000%	.4000%	.4500%
For the next $125 million	.1875	.2875	.3875	.4375
For the next $250 million	.1750	.2750	.3750	.4250
For the next $500 million	.1625	.2625	.3625	.4125
For the next $1 billion	.1500	.2500	.3500	.4000
For net assets over $2 billion	.1250	.2250	.3250	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2011, the complex-level fee rate for these Funds was .1800%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser and Symphony under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser and Symphony are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Short Duration	.600%	January 31, 2012
Multi-Strategy Core Bond	.700	January 31, 2012
High Yield	.950	January 31, 2012
Symphony Credit Opportunities	.850	January 31, 2013

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Nuveen Investments	83

Notes to Financial Statements (Unaudited) (continued)

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended March 31, 2011, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Sales charges collected	$42,254	$66,094	$84,375	$28,813
Paid to financial intermediaries	36,848	59,064	74,585	25,571

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended March 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Commission advances	$60,687	$34,264	$23,597	$41,043

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
12b-1 fees retained	$119,711	$48,062	$43,409	$15,471

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended March 31, 2011, as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
CDSC retained	$19,991	$11,993	$12,615	$492

At March 31, 2011, Nuveen owned shares of the Funds as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Class A	—	—	—	62,500
Class C	—	—	—	62,500
Class R3	2,525	2,367	2,847	62,500
Class I	—	—	—	514,657

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.

On April 15, 2011, the FASB issued Accounting Standards Update No. 2011-03, (the “ASU”). The guidance in the ASU is intended to improve the accounting for repurchase and other similar agreements. Specifically, the ASU modifies the criteria for determining when these agreements would be accounted for as a financing transaction (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

9. Subsequent Events

On April 30, 2011, the Distributor changed its name from Nuveen Investments, LLC to Nuveen Securities, LLC.

84	Nuveen Investments

Board Approval of Sub-Advisory Arrangements (Unaudited)

At a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds other than the Nuveen Symphony Credit Opportunities Fund (the “NAM LLC Sub-Advised Funds”), including a majority of the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (the “Independent Board Members”), considered and approved the advisory agreements (each, an “Advisory Agreement”) between each NAM LLC Sub-Advised Fund and Nuveen Asset Management (the “Adviser”). The Nuveen Symphony Credit Opportunities Fund was a new fund and, therefore, its advisory agreements were not up for renewal at the May Meeting. Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by the Adviser to the NAM LLC Sub-Advised Funds were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the NAM LLC Sub-Advised Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into sub-advisory agreements with NAM LLC on behalf of the NAM LLC Sub-Advised Funds (each, a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective NAM LLC Sub-Advised Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the NAM LLC Sub-Advised Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the NAM LLC Sub-Advised Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreements on behalf of the NAM LLC Sub-Advised Funds. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the NAM LLC Sub-Advised Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreements were equally applicable to the approval of the Sub-Advisory Agreements. For a discussion of these considerations, please see the shareholder report of the NAM LLC Sub-Advised Funds that was first issued after the May Meeting for the period including May 2010.

Nuveen Investments	85

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Citigroup 1-3 Year Treasury Index: An unmanaged index comprised of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue).

Citigroup Broad Investment Grade Bond Index: An unmanaged index generally considered representative of the U.S. investment grade bond market.

Citigroup High Yield BB/B Index: An unmanaged index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return.

Lipper High Current Yield Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper High Current Yield Fund category.

Lipper Intermediate Investment Grade Debt Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Investment Grade Debt Fund category.

Lipper Short Investment Grade Debt Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Short Investment Grade Debt Fund category.

Merrill Lynch – Credit Suisse Index Blend: An index comprised 60% of the Merrill Lynch U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The Merrill Lynch U.S. High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds having maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans.

Merrill Lynch U.S. High Yield Master II Index: A market value-weighted index of all domestic and yankee high-yield bonds having maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	87

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-INV3-0311D